ANNUAL REPORT

December 31, 2001


Putnam
Variable
Trust

* Putnam VT American Government Income Fund
* Putnam VT Asia Pacific Growth Fund
* Putnam VT Capital Appreciation Fund
* Putnam VT Diversified Income Fund
* Putnam VT The George Putnam Fund of Boston
* Putnam VT Global Asset Allocation Fund
* Putnam VT Global Growth Fund
* Putnam VT Growth and Income Fund
* Putnam VT Growth Opportunities Fund
* Putnam VT Health Sciences Fund
* Putnam VT High Yield Fund
* Putnam VT Income Fund
* Putnam VT International Growth Fund
* Putnam VT International Growth and Income Fund
* Putnam VT International New Opportunities Fund
* Putnam VT Investors Fund
* Putnam VT Money Market Fund
* Putnam VT New Opportunities Fund
* Putnam VT New Value Fund
* Putnam VT OTC & Emerging Growth Fund
* Putnam VT Research Fund
* Putnam VT Small Cap Value Fund
* Putnam VT Technology Fund
* Putnam VT Utilities Growth and Income Fund
* Putnam VT Vista Fund
* Putnam VT Voyager Fund
* Putnam VT Voyager Fund II

A series of mutual fund portfolios for variable insurance investors

[SCALE LOGO OMITTED]


To the shareholders of Putnam Variable Trust

There has hardly been a time in recent memory when investments across the asset-class spectrum have been under as much duress as during the 12 months ended December 31, 2001. A widespread downturn in the global economy and the resulting edginess of investors brought declines in virtually all but the safest investments. While equity markets floundered, many bond markets enjoyed renewed strength as investors took flight to high-quality fixed-income investments. Inflation remained low, and many central banks lowered interest rates in an effort to stimulate growth. Putnam's research analysts and portfolio managers did their best to mitigate risk, however, the economic downturn was swift and severe. Among equities, U.S. stocks again led international issues, while U.S. Treasuries led the world's fixed-income markets.

EQUITIES

* United States The stock markets, which were already volatile in the face of continued economic weakness, were unable to sustain a brief rally over the spring, as corporate earnings disappointments continued. Technology and telecommunications stocks led the decline, while defensive sectors including health care, financials, and utilities held up better. The unprecedented events of September 11 forced U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression. Value outperformed growth until the market's rebound in October, when growth -- along with technology and telecommunications -- began returning to positive territory.

* Europe European markets were especially hard hit by the U.S. economic slowdown and by weakness in the euro and other foreign currencies. At first, the weak euro gave European companies a price advantage versus international competitors. Later on, the general deterioration in international trade took its toll, and large exporting countries, including Germany and Italy, began to slump. Europe's technology sector is relatively small; however, its large telecommunications sector was troubled by the huge debts taken on by national telecom service providers. Stocks from the United Kingdom also underperformed considerably. European electricity providers offered one bright spot, as European markets began to open to cross-border competition.

* Asia and emerging markets Most emerging markets suffered considerably as a result of the global economic slowdown and falling commodity prices. Latin American markets also had Argentina's instability clouding their performance. Asian markets were hard hit by the global slump in technology and telecommunications equipment spending, and then by a broader economic slowdown in the United States and Europe. Japan continued to struggle with economic weakness, although its equities performed better than many other Asian issues. Australian equities performed well, however. South Korea recovered at the end of the period, and other Asian markets were showing signs of recovery as well.

FIXED INCOME

* United States For most of the period, declining interest rates and a steepening yield curve provided a favorable backdrop for the U.S. bond market. In addition, the U.S. Treasury elected to use part of the budget surplus to buy back its own bonds, which helped push bond prices higher. As a result, all fixed-income sectors performed well. Following the September 11 terrorist attacks, investors bid up the price of U.S. Treasuries sharply higher in a massive flight to quality. As fears receded and investors began to anticipate recovery, Treasuries sold off sharply and higher-risk parts of the bond market began to outperform.

* Global As was the case in the United States, demand for lower-risk investments increased in other world markets over the period. The result was solid performance in many of the world's bond markets, pushing valuations to unreasonable levels. Japan's bond market suffered under credit-rating downgrades of the country's sovereign debt and bank securities amid a dismal economic climate. Latin American markets labored under the fear of debt default in Argentina, although excessive reaction created select opportunities in some countries.

* High yield Significant volatility, high default rates, and economic weakness provided numerous challenges for high-yield securities over the period. It was also a time of dramatic interest rate reductions, and positive returns for high-yield bonds. Telecommunications bonds, which had dominated the market a few years ago, provided significant negative returns as industry over expansion and a severe industry slowdown took their toll. Historically wide credit spreads following the terrorist attacks of September 11 pushed down high-yield bond prices before fears abated and high-yield bonds began to outperform once again in October and November.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change.



PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/01)                                      Five years                 10 years                    Life
Putnam VT -- Class IA shares          1 year   Cumulative    Annualized   Cumulative    Annualized  Cumulative    Annualized
--------------------------------------------------------------------------------------------------------------------------------
American Government Income Fund        6.82%             --%           --%           --%           --%        19.76%[m]     9.85%
.................................................................................................................................
Asia Pacific Growth Fund             -23.84          -28.87         -6.59            --            --        -20.61[g]     -3.40
.................................................................................................................................
Capital Appreciation Fund            -13.69              --            --            --            --        -21.80[o]    -17.73
.................................................................................................................................
Diversified Income Fund                3.82           11.99          2.29            --            --         42.22[e]      4.34
.................................................................................................................................
The George Putnam Fund of Boston       0.74              --            --            --            --         14.30[i]      3.71
.................................................................................................................................
Global Asset Allocation Fund          -8.42           32.32          5.76        132.28          8.79        243.34[b]      9.27
.................................................................................................................................
Global Growth Fund                   -29.66           21.11          3.90        114.50          7.93        129.91[c]      7.39
.................................................................................................................................
Growth and Income Fund                -6.16           47.67          8.11        209.75         11.97        447.28[b]     13.00
.................................................................................................................................
Growth Opportunities Fund            -31.92              --            --            --            --        -46.90[m]    -28.08
.................................................................................................................................
Health Sciences Fund                 -19.53              --            --            --            --         17.78[i]      4.56
.................................................................................................................................
High Yield Fund                        4.00            8.56          1.66        104.22          7.40        178.91[b]      7.65
.................................................................................................................................
Income Fund[a]                         7.53           33.76          5.99         90.86          6.68        182.18[b]      7.74
.................................................................................................................................
International Growth Fund            -20.41              --            --            --            --         59.09[h]      9.75
.................................................................................................................................
International Growth and Income Fund -20.67              --            --            --            --         33.14[h]      5.90
.................................................................................................................................
International New Opportunities Fund -28.52              --            --            --            --          2.90[h]      0.57
.................................................................................................................................
Investors Fund                       -24.61              --            --            --            --         -6.69[i]     -1.87
.................................................................................................................................
Money Market Fund                      3.99           27.97          5.06         56.77          4.60        106.66[b]      5.36
.................................................................................................................................
New Opportunities Fund               -29.99           34.38          6.09            --            --        132.07[f]     11.60
.................................................................................................................................
New Value Fund                         3.53              --            --            --            --         59.02[h]      9.74
.................................................................................................................................
OTC & Emerging Growth Fund           -45.57              --            --            --            --        -39.05[i]    -12.62
.................................................................................................................................
Research Fund                        -18.62              --            --            --            --         21.80[j]      6.24
.................................................................................................................................
Small Cap Value Fund                  18.42              --            --            --            --         52.69[l]     17.18
.................................................................................................................................
Technology Fund                      -39.11              --            --            --            --        -57.50[n]    -42.42
.................................................................................................................................
Utilities Growth and Income Fund     -22.11           32.92          5.86            --            --        127.88[d]      8.89
.................................................................................................................................
Vista Fund                           -33.34              --            --            --            --         44.06[h]      7.59
.................................................................................................................................
Voyager Fund                         -22.24           61.81         10.10        240.34         13.03        564.19[b]     14.58
.................................................................................................................................
Voyager Fund II                      -30.64              --            --            --            --        -50.20[o]    -42.49
--------------------------------------------------------------------------------------------------------------------------------

    Past performance is not indicative of future results. More recent returns may be less or more than those shown. Investment returns and principal value fluctuate and involve risk of loss. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected.

[a] Prior to April 9, 1999, the underlying fund operated as Putnam VT
    U.S. Government and High Quality Bond Fund.

[b] Commencement of operations: February 1, 1988.

[c] Commencement of operations: May 1, 1990.

[d] Commencement of operations: May 4, 1992. The fund's inception date was May 1, 1992.

[e] Commencement of operations: September 15, 1993.

[f] Commencement of operations: May 2, 1994. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[g] Commencement of operations: May 1,1995. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[h] Commencement of operations: January 2, 1997. Expense limitations were in effect for these funds during the period; without the limitations, total returns would have been lower.

[i] Commencement of operations: April 30, 1998. Expense limitations were in effect for The George Putnam Fund of Boston, Health
    Sciences Fund, Investors Fund and OTC & Emerging Growth Fund during the period; without the limitations, total returns would have been lower.

[j] Commencement of operations: September 30, 1998. An expense limitation was in effect for this fund during the period; without the limitation, total return would have been lower.

[k] Commencement of operations: April 6, 1998.

[l] Commencement of operations: April 30, 1999. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[m] Commencement of operations: February 1, 2000. An expense limitation was in effect for American Government Income Fund during the period;
    without the limitation, total return would have been lower.

[n] Commencement of operations: June 14, 2000.

[o]	Commencement of operations: September 29, 2000.





PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/01)                                       Five years                  10 years                   Life
Putnam VT -- Class IB shares           1 year   Cumulative    Annualized   Cumulative    Annualized  Cumulative    Annualized
-----------------------------------------------------------------------------------------------------------------------------
American Government Income Fund         6.64%        --%           --%           --%           --%        19.42%[m]      9.68%
..............................................................................................................................
Asia Pacific Growth Fund              -24.00     -29.47         -6.74            --            --        -21.45[g]      -3.55
..............................................................................................................................
Capital Appreciation Fund             -13.91         --            --            --            --        -22.00[o]     -17.90
..............................................................................................................................
Diversified Income Fund                 3.51      10.94          2.10            --            --         40.15[e]       4.16
..............................................................................................................................
The George Putnam Fund of Boston        0.46         --            --            --            --         13.71[i]       3.56
..............................................................................................................................
Global Asset Allocation Fund           -8.58      31.83          5.68        129.66          8.67        237.59[b]       9.14
..............................................................................................................................
Global Growth Fund                    -29.76      20.20          3.75        111.28          7.77        125.88[c]       7.23
..............................................................................................................................
Growth and Income Fund                 -6.39      46.47          7.93        205.07         11.80        435.89[b]      12.83
..............................................................................................................................
Growth Opportunities Fund             -32.09         --            --            --            --        -47.10[m]     -28.23
..............................................................................................................................
Health Sciences Fund                  -19.75         --            --            --            --         17.15[i]       4.41
..............................................................................................................................
High Yield Fund                         3.78       7.89          1.53        101.42          7.25        173.70[b]       7.51
..............................................................................................................................
Income Fund[a]                          7.30      32.77          5.83         88.09          6.52        176.58[b]       7.59
..............................................................................................................................
International Growth Fund             -20.61         --            --            --            --         57.83[h]       9.58
..............................................................................................................................
International Growth and Income Fund  -20.81         --            --            --            --         32.31[h]       5.77
..............................................................................................................................
International New Opportunities Fund  -28.68         --            --            --            --          2.14[h]       0.42
..............................................................................................................................
Investors Fund                        -24.78         --            --            --            --         -7.29[i]      -2.04
..............................................................................................................................
Money Market Fund                       3.76      27.16          4.92         54.17          4.42        103.19[b]       5.23
..............................................................................................................................
New Opportunities Fund                -30.14      33.28          5.91            --            --        129.34[f]      11.43
..............................................................................................................................
New Value Fund                          3.32         --            --            --            --         57.93[h]       9.59
..............................................................................................................................
OTC & Emerging Growth Fund            -45.69         --            --            --            --        -39.36[i]     -12.74
..............................................................................................................................
Research Fund                         -18.83         --            --            --            --         21.08[j]       6.04
..............................................................................................................................
Small Cap Value Fund                   18.13         --            --            --            --         51.96[l]      16.97
..............................................................................................................................
Technology Fund                       -39.17         --            --            --            --        -57.60[n]     -42.51
..............................................................................................................................
Utilities Growth and Income Fund      -22.28      32.00          5.71            --            --        124.71[d]       8.73
..............................................................................................................................
Vista  Fund                           -33.50         --            --            --            --         43.08[h]       7.44
..............................................................................................................................
Voyager Fund                          -22.41      60.56          9.93        235.16         12.86        550.50[b]      14.41
..............................................................................................................................
Voyager Fund II                       -30.78         --            --            --            --        -50.30[o]     -42.59
-----------------------------------------------------------------------------------------------------------------------------

    Past performance is not indicative of future results. More recent returns may be less or more than those shown. Investment returns and principal value fluctuate and involve risk of loss. Periods and performance for Class IB shares before their inception are derived from the historical performance of Class IA shares. See financial highlights for Class IB commencement of operations. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected.

[a] Prior to April 9, 1999, the underlying fund operated as Putnam VT
    U.S. Government and High Quality Bond Fund.

[b] Commencement of operations: February 1, 1988.

[c] Commencement of operations: May 1, 1990.

[d] Commencement of operations: May 4, 1992. The fund's inception date was May 1, 1992.

[e] Commencement of operations: September 15, 1993.

[f] Commencement of operations: May 2, 1994. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[g] Commencement of operations: May 1,1995. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[h] Commencement of operations: January 2, 1997. Expense limitations were in effect for these funds during the period; without the limitations, total returns would have been lower.

[i] Commencement of operations: April 30, 1998. Expense limitations were in effect for The George Putnam Fund of Boston, Health
    Sciences Fund, Investors Fund and OTC & Emerging Growth Fund during the period; without the limitations, total returns would have been lower.

[j] Commencement of operations: September 30, 1998. An expense limitation was in effect for this fund during the period; without the limitation, total return would have been lower.

[k] Commencement of operations: April 6, 1998.

[l] Commencement of operations: April 30, 1999. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[m] Commencement of operations: February 1, 2000. An expense limitation was in effect for American Government Income Fund during the period; without the limitation, total return would have been lower.

[n] Commencement of operations: June 14, 2000.

[o]	Commencement of operations: September 29, 2000.


Putnam VT American Government
Income Fund

The renewed investor rush to high-quality securities in the wake of the tragic events of September 11 presented a bittersweet conclusion to Putnam VT American Government Fund's year. The period began with a shift from economic growth to stagnation. Within this challenging environment, management sought to take advantage of opportunities that arose within the high-quality bond sectors as they benefited from the ensuing uncertainty. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of 6.82% at net asset value.

The fund began the year in a relatively defensive position, low on mortgage-backed holdings and with an overweighting in longer-term Treasury securities. Management had believed the economy would continue to grow once the election issue was resolved and that a sustained budget surplus would encourage the federal government to continue buying back longer-term government bonds. When the Federal Reserve Board chose to ease interest rates early in 2001, the move dampened fund performance. Once it became clear that the Fed would continue an aggressive program of short-term rate cuts to stimulate the economy, the team moved the portfolio's Treasury focus down the yield curve to 5- and 10-year notes in order to take advantage of rising bond prices in that range. As 2001 progressed, they increased the weighting in mortgage-backed securities in the belief that the market had priced in more aggressive prepayment activity than anticipated.

The flight to quality after September 11 caused the values of mortgage-backed securities to fall to their most attractive level relative to Treasuries since the savings and loan crisis in the 1990s. In response, management moved the fund almost fully into mortgage-backed investments, continuing to believe that prepayment fears were exaggerated. This strategy produced solid returns toward the end of the year. Meanwhile, the small Treasury portion of the portfolio performed very well in October before underperforming in November and staying relatively flat in December.

For the time being, the fund will retain its emphasis on mortgage-backed securities. Management believes the combination of monetary and fiscal stimulus by the federal government will be enough to lift the economy back into positive-growth territory at some point in 2002. Given their current yields relative to Treasuries, mortgage-backed investments appear to have strong performance potential over the near term.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with preservation of capital
------------------------------------------------------------------------
PORTFOLIO
U.S. Treasury securities and mortgage-backed securities
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $11.62
Class IB                                                          $11.59
December 31, 2001
------------------------------------------------------------------------
Government securities guarantee principal and interest; mutual funds that invest in these securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Putnam VT Asia Pacific Growth Fund

The past 12 months were difficult for stocks around the world, including Asia. The region was hard hit, first by the global slump in technology and telecommunications equipment spending, and then by a broader economic slump in the United States and Europe. The September terrorist attacks in the United States depressed Asian markets further by sparking new political and economic uncertainties. Under these conditions, Putnam VT Asia Pacific Fund declined in value in line with world markets. For the 12 months ended December 31, 2001, its class IA shares provided a total return of -23.84% at net asset value.

Weak economic conditions in Asia had already pushed stock prices down before the September 11 attacks, but the subsequent increase in uncertainty caused an additional drop. However, indices in the region subsequently rebounded strongly on the back of rapid monetary easing by central banks around the world.

In light of the arduous conditions facing Asian markets for much of the period, management sought to position the fund in companies they believed could maintain stable cash flow and earnings. Holdings in the technology sector boosted performance, especially at the end of the year, and the fund's underweight position in Japanese banks also helped performance.

In terms of markets, management increased exposure to Japan, where they saw stock valuations improving. Despite the fund's increased exposure to Japanese equities, the portfolio remained underweighted versus the benchmark over the period. While Japanese equities sank significantly, they still outperformed many smaller markets.

In comparison with the fund's benchmark index, we maintained an overweight position in Australia. In particular, Australian banks have been attractive because they are well managed and undervalued compared with their Asia Pacific counterparts. The fund also had some exposure to Australia's natural-resource sector along with the media sector, which underperformed. South Korea, where the fund was overweighted, was another strong market, especially with regard to the fund's holdings in the electronics, utilities, and basic materials sectors, all of which rebounded toward the end of the period.

Looking ahead, the management team believes the portfolio is positioned in the strongest Asian markets and stocks and that careful stock selection should help the fund limit risk and pursue improved performance in 2002.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies located in Asia and the Pacific Basin
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $5.22
Class IB                                                           $5.18
December 31, 2001
------------------------------------------------------------------------
International investments involve certain risks, such as currency fluctuations, economic instability, and political developments. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

Putnam VT Capital Appreciation Fund

The past year has been difficult for U.S. financial markets and Putnam VT Capital Appreciation Fund. Although the fund's performance improved somewhat in the final few months of the period, a number of its holdings were negatively affected by the September 11 terrorist attacks. Despite volatile conditions, the management team remains focused on the long term, using a disciplined investment process to identify small, medium, and large companies that should benefit when the U.S. economy rebounds. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of -13.69% at net asset value.

The tragic events of September 11 exacerbated problems already brewing in the U.S. economy and financial markets around the world. The economic slowdown in the United States had already produced market volatility, reduced spending by businesses, and negative earnings forecasts from companies in many industries. This took its toll on stocks across all market sectors. Prior to September, management had already positioned the fund defensively, reducing investments in technology stocks and shifting assets into industries including health care and financials, which tend to be less affected by market volatility. In the immediate aftermath of the terrorist attacks, this defensive positioning helped reduce losses.

During the period, consumer staples stocks provided strength to the portfolio. The team's emphasis on stocks in health care also helped cushion the fund during the period. Unfortunately, some fund holdings, particularly those of smaller companies, were directly affected by the September 11 tragedy. The fund has since sold some of these holdings, including travel and leisure stocks and some media holdings.

While September delivered its share of challenges for many fund holdings, it is important to note that management did not make any significant shifts in the portfolio following the attacks. Management's focus on individual stocks rather than overall economic trends, continued to be an advantage in the turbulent environment. In fact, the market weakness over the period has enabled management to find a number of companies whose low stock prices were especially attractive in relation to their long-term worth. While the U.S. economy's downturn in September and October was certainly severe, there appears to be a growing consensus that it will be neither as steep nor as long as was once anticipated. In the months ahead, the team will continue to search for opportunities while keeping the fund well-positioned for an expected rebound.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks selected on the basis of their underlying worth, without a style bias toward either growth or value.
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $7.82
Class IB                                                           $7.80
December 31, 2001
------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Diversified Income Fund

Putnam VT Diversified Income Fund faced a challenging environment over the past 12 months, as the U.S. economy entered a recession and equity markets declined. Higher-quality bonds performed well, while results from the lower-quality sectors and in emerging markets were weaker. International bonds were hurt by a stronger U.S. dollar. The fund benefited from an increase in demand for fixed income securities. For the 12 months ended December 31, 2001, its class IA shares provided a total return of 3.82% at net asset value.

Throughout the first half of 2001, world markets showed continued volatility amid fears that the U.S. economy might enter a recession, which it in fact did in March. The bond market generally benefited from lower interest rates, however, the Fed's monetary stimulus raised investors' expectations for a rapid recovery. By late spring, equity markets stabilized and higher quality bonds lost their appeal. Despite some poor returns in the telecommunications bonds, the high-yield sector performed relatively well over the first six months of the year. U.S. government securities and corporate investment-grade bonds also showed positive results during this period. International bonds in developed markets faced pressure from the U.S. dollar, while emerging markets holdings struggled amid concerns about economic conditions in Argentina.

In the wake of September 11, investors rushed to the relative security of government bonds. The tragic events wreaked havoc on the lower-rated fixed-income sectors, such as high-yield and emerging markets, while deteriorating economic and corporate fundamentals further dampened performance through the end of September. As the year came to a close, waning investor risk aversion and anticipation of economic recovery caused higher quality fixed income sectors to sell off. Lower quality sectors bounced back as investors rotated into riskier asset classes and the high yield market regained nearly all of its post-September 11 losses. The emerging-bond market remained weighted down by Argentina's political and financial woes, although spillover into other countries was limited.

Management's emphasis on mortgage-backed securities was one of the largest positive contributors to results. Within the fund's emerging market holdings, limited exposure to Argentina also helped. Management will continue to monitor the fixed-income universe closely and look for positive fundamentals and attractive valuations in each sector.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income consistent with preservation of capital
------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across three sectors of the bond market -- U.S. government and other investment-grade securities, high-yield corporate bonds, and international instruments
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $8.81
Class IB                                                           $8.75
December 31, 2001
------------------------------------------------------------------------
Lower rated bonds may offer higher yields in return for more risk. International investments involves certain risks, such as currency fluctuations, economic instability, and political developments. Government securities guarantee principal and interest; mutual funds that invest in these securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Putnam VT The George Putnam Fund of Boston

Prior to the tragic events of September 11, the value investing style favored by this fund had reestablished its dominance in the marketplace. Indeed, for the first time since 1993, investors favored stocks' valuations over their growth prospects as a determining factor when making investment decisions. Following September 11, growth stocks once again began to outperform value stocks, although successful stock selection helped keep the fund's performance in positive territory. For the 12 months ended December 31, 2001, Putnam VT The George Putnam Fund of Boston's class IA shares provided a total return of 0.74% at net asset value.

With its objective of providing growth and income through a balanced portfolio, this fund typically invests 60% of assets in value stocks and 40% of its assets in a combination of U.S. Treasuries, corporate bonds, and mortgage-backed securities. The year began with a one-percentage-point rate cut by the Federal Reserve Board, resulting in a flurry of investing activity in growth-oriented sectors, including technology and telecommunications. This shift to growth hurt fund performance somewhat early in the year, as some value sectors declined.

The fund maintained a slightly defensive posture for much of the period, emphasizing utilities, energy, consumer staples, and health-care sectors in its stock portion and higher quality high-yield bonds in its fixed income portfolio. California utilities holdings had been eliminated before the period began, avoiding the fallout from that state's supply-related problems. Elsewhere in the utilities sector, regional Bell operating companies provided solid returns until October, when defensive stocks gave up ground.

In late fall, stocks began to recover from the aftermath of the September 11 attacks and continued to rally through the end of the year. The rally was accompanied by volatility, which provided valuation opportunities for the fund. Management gradually increased the equity portion of the portfolio to 63.5%, emphasizing technology, consumer cyclicals, retailers, and basic materials. Pharmaceutical holdings detracted from performance somewhat, as defensive names underperformed. The fund's emphasis on higher-quality high-yield bonds detracted from performance after September 11, when credit spreads widened to historic levels. The fund's Treasury holdings performed well, however, as investors sought their relative safety. Once the economic recession is fully reflected in stock prices, management expects to begin transitioning to a slightly more aggressive portfolio in order to position the fund for eventual recovery.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
------------------------------------------------------------------------
PORTFOLIO
Value-oriented stocks of large companies and government, corporate, and mortgage-backed bonds
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $10.73
Class IB                                                          $10.69
December 31, 2001
------------------------------------------------------------------------

Putnam VT Global Asset Allocation Fund

In early 2001, Putnam's Global Asset Allocation Committee undertook a strategic restructuring of all Global Asset Allocation portfolios to focus on capital preservation. The new focus did not prevent Putnam VT Global Asset Allocation Fund from showing the effects of the worldwide economic downturn. However, the more conservative positioning, along with management's commitment to diversification, did help soften the blow. For the 12 months ended December 31, 2001, the fund's class IA shares produced a total return of -8.42% at net asset value.

Until October, U.S. value stocks outperformed growth stocks. The restructuring allowed management to take advantage of opportunities within the value universe, although growth stocks were hurt by investor lack of interest for much of the period. After the September 11 terrorist attacks, both value and growth stocks declined, hurting performance. Management had increased defensive sectors, including financials and utilities, and these held up fairly well. In the U.S. fixed-income portion of the portfolio, management had positioned allocations to take advantage of anticipated economic recovery. Unfortunately, this positioning proved a bit ahead of its time, and the fixed-income positions underperformed for most of the year.

Markets worldwide generally declined as the technology and telecommunications sectors continued to struggle. Europe was hit especially hard by U.S. economic uncertainty as well as by weakness in the euro and other foreign currencies. The fund had been overweighted in U.K equities, and this position hurt performance during the period. Asian markets suffered from the decline in the demand for technology, which resulted in lower exports for the region. Holdings in Japan benefited as the economy there improved from its record lows, though they still underperformed. The one bright spot was Australia, where stocks gained value and where the portfolio had substantial exposure.

Most of the non-U.S. fixed-income holdings were in high-quality government bonds. Solid performance from these issues boosted returns, since management hedged away most of the currency exposure from these markets. As market sentiment turned more positive from October through the end of the year, most portfolio positions benefited. Management remains watchful and continues to believe the more conservative focus positions the portfolio well for the coming months.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital
------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock, bond, and cash investments
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $13.37
Class IB                                                          $13.37
December 31, 2001
------------------------------------------------------------------------
International investments involve certain risks, such as currency fluctuations, economic instability, and political developments.

Putnam VT Global Growth Fund

The past year was one of the most unusual in the history of global equity investing. Putnam VT Global Growth Fund was challenged across both its axes -- as a global fund and as a growth fund. With the technology and telecommunications sectors much diminished in the growth landscape, investors looking for companies capable of long-term, sustainable expansion had to reorient their approach and broaden their scope to consider industries and sectors that had not come across their screens for some time, if ever. Suppressing opportunities across the board was the bleak U.S. economic picture. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of -29.66% at net asset value.

Even before September 11, management was increasingly challenged to identify attractive investments. Then came the terrorist attacks, which tipped the U.S. economy solidly into recession and brought confusion and turmoil to world markets. Management has spent most of the past several periods reducing the fund's technology and telecommunications holdings, which had dominated the portfolio for several years and accounted for the bulk of its positive performance. Also, since fund management aims to invest in the best relative growth opportunities worldwide, the portfolio naturally became more diversified when opportunities developed in non-traditional growth areas like utilities and consumer staples. This said, technology and telecommunications still represent approximately one quarter of the portfolio. Their reduction has opened the fund to a broader array of opportunities and positioned it more solidly for a sustained period of economic weakness.

In recent months, some of the fund's better-performing stocks have come from consumer staples and health care, two sectors that are not likely to be severely affected by a recession. Pharmaceuticals contributed strongly until November, when market sentiment shifted away from defensive industries. European utilities companies are another nontraditional sector that has performed well over the period. As European electricity markets have begun to open up to cross-border competition, the fund has identified numerous growth opportunities.

Although the current climate is difficult for growth, the team believes the fund is now solidly diversified and will continue to search for what growth opportunities lie hidden throughout the world.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
An internationally diversified common stock portfolio of large and midsize companies
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                $9.34
Class IB                $9.27
December 31, 2001
------------------------------------------------------------------------
International investments involve certain risks, such as currency fluctuations, economic instability, and political developments.

Putnam VT Growth and Income Fund

Although Putnam VT Growth and Income Fund ended the period in negative territory, as did the broad market, the fund's management team believes its disciplined strategy of investing in undervalued companies with sound fundamentals helped limit what might have been far greater losses. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of -6.16% at net asset value.

During the year, global economic weakness exacerbated the weakness in domestic markets, as a confluence of negative factors including slowdowns in productivity, downward earnings revisions, and waning consumer confidence served to undermine corporate profitability. While the events of September 11 added to investors' concerns, the tentative recovery of stocks since November belies any long-term market impact of the tragedy. Clearly, industries including transportation, recreation, and lodging have suffered directly and as always, management will remain vigilant and seek to limit the fund's exposure to industry-specific risks.

The fund's value-oriented strategy proved rewarding, at least in a relative sense. Stocks with the lowest valuations exhibited a stronger immunity to the free-fall in equity prices. The fund targets stocks of companies that are, in the opinion of the management, not only undervalued, but fundamentally healthy. In the challenging environment of 2001, the best-performing stocks were primarily those of companies and industries that hold up well in an economic slowdown or those that can benefit as the economy recovers. Sectors that helped portfolio returns over the period included consumer staples, health care, energy, basic materials, financials, and consumer cyclicals. Areas that underperformed included technology, telecommunications, utilities, and conglomerates.

At the end of a difficult year, several factors provide investors with encouragement. First, sharp declines in interest rates have made borrowing easier, which can encourage capital spending by businesses as well. In addition, the government is pouring billions of dollars into the economy with increased defense spending to fight the war on terrorism. Much of the excess valuation in stock prices has been wrung out, and with lower valuations come attractive investment opportunities.

While no one can predict when the positive factors at work will begin to set us firmly on the path to economic recovery, management remains confident that the fund's time-tested strategy can reward investors over the long term.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital growth and current income
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large companies across an array of industries
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $23.56
Class IB                                                          $23.44
December 31, 2001
------------------------------------------------------------------------

Putnam VT Growth Opportunities Fund

The past 12 months have not been kind ones for the large-company growth stocks in the portfolio of Putnam VT Growth Opportunities Fund. Slumping investor and consumer confidence, along with cutbacks in business spending, led to sharp declines across most sectors of the stock market, and the tragedies of September 11 exacerbated the problems. Although the picture began to change toward the end of the year as growth stocks once again began to rally, it was not enough to prevent the fund from posting significant losses. For the 12 months ended December 31, 2001, class IA shares provided a total return of -31.92% at net asset value.

Throughout the period, management maintained a relatively cautious commitment to the technology sector. The decision to maintain a smaller technology position than that of the fund's benchmark, the Russell 1000 Growth Index, was a prudent move. However, fund performance was hurt as the technology downturn punished even the largest, most well established companies. Because the fund's investment strategy calls for its holdings to be concentrated in large companies, it was unable to take advantage of the relatively solid returns posted by smaller capitalization stocks in 2001. On the other hand, the financial and conglomerate holdings still contributed positively to performance.

The year was challenging not just for the speed, severity, and depth of the downturn, but also for the breadth. The ripple effect was felt throughout the economy, including many high-growth sectors beyond technology. Media and advertising, historically one of the strongest areas of the portfolio, is categorized in the consumer staple sector, a traditionally defensive part of the market. However, these industries suffered a setback in the form of lost advertising revenue from dot-com and other companies. On the other hand, other fund holdings in the consumer staples category performed well.

During the period, management shifted resources into health care, specifically pharmaceutical companies. Unfortunately, a slowdown in the FDA's approval process for new drugs, the failure of several highly anticipated drugs to meet sales expectations, and then a late-period investor shift back into growth stocks dampened returns from these stocks.

Once the stock market began to rebound in October, the fund's technology holdings provided stronger returns. Retail stocks, another cyclical holding, also boosted performance. Going forward, the fund's diversified portfolio of large-cap growth stocks should position it well for economic recovery in 2002.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large U.S. companies believed to offer strong growth potential
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $5.31
Class IB                                                           $5.29
December 31, 2001
------------------------------------------------------------------------
The fund concentrates its assets in fewer stocks, which can affect your fund's performance.

Putnam VT Health Sciences Fund

Historically, the environment of financial market volatility, sharp declines in rapid-growth companies, and economic weakness that characterized the past year is a time of outperformance for health-care stocks. They are usually less sensitive to economic downturns. During the past year, however, the health-care industry faced its own set of challenges, which led to a negative return for Putnam VT Health Sciences Fund. For the 12 months ended December 31, 2001, the fund's class IA shares tallied a total return of -19.53% at net asset value.

During the period, the health-care industry had to contend with a slower and more stringent FDA approval process, disappointing sales for several highly anticipated drugs, volatility in the biotechnology sector, and a sharp decline in health-care stocks in January that offset gains from 2000. The Federal Reserve Board's surprise interest-rate cut in January sparked a change in investor sentiment away from more stable sectors such as health care, and back toward the riskier growth stocks which had recently been shunned. After the first few weeks of the year, however, the January effect reversed itself. At the same time, a number of health-care industries faced new challenges.

There were bright spots within this difficult year; some health-care industries, such as hospitals, delivered their strongest performance in several years. Medicare reimbursement cuts by the federal government have declined and hospitals have improved their businesses by streamlining and cutting costs. Increased patient volumes have also helped hospitals' bottom line. Several medical technology holdings also performed well over the period, as the aging population has increased demand for innovative medical products.

The stocks of large U.S. drug companies, which represent a significant portion of the fund's assets, suffered declines throughout much of the period. Much of this underperformance was due to the increasing number of medicines whose patent protection was about to expire. After experiencing volatility for many months, the biotechnology sector finished the period with strong performance. These stocks benefited from FDA approvals, positive clinical data released at medical meetings, and licensing agreements and equity investments by pharmaceutical companies.

The portfolio remains well diversified across many health-care industries and management remains confident of the fund's long-term performance potential once the sector's recent difficulties subside.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies in the health sciences industries
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $11.75
Class IB                                                          $11.70
December 31, 2001
------------------------------------------------------------------------
The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

Putnam VT High Yield Fund

A diverse portfolio, effective security selection, and key strategic decisions enabled Putnam VT High Yield Fund to successfully navigate the turbulent conditions that beset the high-yield market during 2001. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of 4.00% at net asset value.

The high-yield market of 2001 has been "a tale of two markets," which has included wireline telecommunications on one hand, a sector that has had significant negative returns, and the remaining industry sectors in the high-yield market on the other hand. These other sectors, many of which are more economically cyclical in nature, performed fairly well during this volatile year. Telecommunications has been hurt by a number of factors, including overexpansion, a severe slowdown in the industry, and, as a result, a high default rate among issuers. After having dominated the market a few years ago, the telecom sector now represents a smaller, much less significant weighting within the high-yield universe.

As the year began, the fund was positioned somewhat defensively, with relatively low exposure to telecommunications. While this strategy hurt performance when telecom issues rallied in January, it paid off in May and June when the telecom sector completely unraveled. The defensive position and higher credit quality portfolio also helped going into September, when credit spreads widened to historic levels following the terrorist attacks. Fund returns benefited particularly from the performance of health care and wireless holdings. In October and November, management pursued the contrarian strategy of increasing weightings in some beaten-down sectors, including media, cable, broadcast, gaming and lodging. The decision paid off near the end of the period when the market recovered.

Management has reduced the number of commercial bank loans in the fund, as the yields on these shorter-term instruments have fallen considerably. These loans have been used successfully to position the fund against major market declines and the strategy worked well -- particularly after September 11. However, with short-term rates at such low levels, the team felt it was time to pare back these loans. In addition, with the market coming off several years of decline, signs of economic strengthening in 2002, and a forecast for stronger returns in the high-yield market, they have begun to position the fund somewhat more aggressively to take advantage of expected market strength next year.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Primarily high-yielding corporate bonds rated below investment-grade.
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $8.08
Class IB                                                           $8.06
December 31, 2001
------------------------------------------------------------------------
Lower rated bonds may offer higher yields in return for more risk.

Putnam VT Income Fund

Amid a slowing economy, precipitous interest rate cuts, and the tragic terrorist attacks of September 11, bond investments benefited -- with Putnam VT Income Fund among them. With equity markets experiencing extreme volatility, the bond market witnessed a flight to quality as investors shifted assets into bonds. Under these volatile market conditions, the fund's class IA shares turned in solid performance for the 12 months ended December 31, 2001, posting a total return of 7.53% at net asset value.

With the U.S. economy sliding into recession over the period, the Federal Reserve Board embarked on what has proven to be the most aggressive campaign to lower short-term rates in recent memory. All told, the Fed lowered rates 11 times in 2001. As short-term rates were falling, rates on longer-term securities crept upward owing to uncertainty about the economy and concerns that increased consumer and government spending could lead to inflation. The yield curve reached its steepest point in early October before flattening somewhat in November and December.

Lower interest rates and a steepening yield curve provided a favorable backdrop for performance of the fund during most of the period. In addition, the Treasury elected to buy back its own bonds, which also helped push bond prices higher. The downside to the bond price rally, however, is that as older bond holdings mature and are called out of the market, the fund must reinvest assets at lower prevailing rates.

Early in the year, BB-rated bonds provided strong returns for the fund. However, rising uncertainty in this sector prompted management to substantially reduce the fund's BB-rated holdings, which included bonds of older industrial companies. As expected, deteriorating economic conditions, and then the September 11 tragedy, resulted in lower performance from these bonds. Despite the reduction, these bonds still returned more than 10% over the period.

On the whole, the fund maintains a highly diversified portfolio of corporate high-yield bonds, corporate investment-grade bonds, U.S. Treasuries, mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. This broad diversification gives management the flexibility to benefit from changing market conditions and should remain useful as we enter a period of increasing uncertainty, enabling us to take advantage of changes in yield spreads, and to keep a close eye on the credit risk of individual holdings.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with preservation of capital
------------------------------------------------------------------------
PORTFOLIO
Investment-grade and high-yield bonds, and U.S. government securities
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $12.65
Class IB                                                          $12.60
December 31, 2001
------------------------------------------------------------------------

Putnam VT International Growth Fund

The global economic slowdown weighed on international equity markets in 2001. Early in the year, weakness was concentrated in the technology and telecommunications sectors. By mid year, it was clear that Asian and European economies were slowing broadly. The tragedies of September 11 also reverberated in international markets. However, although 2001 was the second straight negative year for international equities, markets finished the year well above the lows they reached in September. For the 12 months ended December 31, 2001, Putnam VT International Growth Fund's class IA shares returned -20.41% at net asset value.

As the year began, Europe appeared to have the brightest business prospects, while Asian markets were more vulnerable to the U.S. slowdown. Europe withstood the slowdown longer, in part because it enjoyed the benefits of a weak euro, which gave European companies a price advantage versus competitors outside the Continent. As time wore on, however, Europe slumped as exports weakened.

In anticipation of this difficult economic environment, management had positioned the portfolio defensively at the beginning of the year. As economic conditions deteriorated through the first half of 2001, the team added further to its defensive positions, particularly in energy, pharmaceuticals, and, to some extent, financials, while maintaining low exposures to technology and telecommunications. Pharmaceutical and energy stocks were among the fund's best performers through September. During the summer, the fund's management team also began adding selectively to undervalued European communication service companies with defensive characteristics.

Throughout the year, the fund maintained a significantly underweight position in Japan. Above all, the fund avoided companies dependent on Japan's domestic economy, such as banks and retailers. The fund instead favored high-quality multinational companies with strong exports. At the end of September, management began to build positions across a variety of markets in cyclical and telecommunications stocks, as well as a number of deeply discounted technology stocks. A less defensive stance was also appropriate as interest rate cuts by central banks following the terrorist attacks increased the likelihood of economic recovery. In the fourth quarter, markets rebounded and the fund benefited from holding more economically sensitive stocks. Media, technology, and telecommunications holdings provided particularly strong returns.

The fund is positioned less defensively than it was during 2001, with modestly overweight exposures in economically sensitive stocks and communication services. It is positioned to benefit as international economies gradually regain strength.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of large and midsize international companies
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $12.42
Class IB                                                          $12.36
December 31, 2001
------------------------------------------------------------------------
International investments involve certain risks, such as currency fluctuations, economic instability, and political developments.

Putnam VT International Growth and Income Fund

Over the 12 months ended December 31, 2001, increasing economic weakness in Europe, continued stagnation in Japan, and the ripple effects of the U.S. economic slowdown combined to push stock prices lower around the globe. While Putnam VT International Growth and Income Fund's returns for the year were disappointing, several key strategic decisions by the management team and their research analysts helped reduce the impact of the declines in the portfolio. For the 12 months ended December 31, 2001, the fund's class IA shares produced a total return of -20.67% at net asset value.

The fund's returns were affected significantly by the slowdown in Europe, which was exacerbated by the slowing U.S. economy, as well as by continued woes in Japan. Europe has been plagued by declining manufacturing, reduced exports, rising energy prices, and the ongoing weakness of the euro. While the fund's European exposure -- its highest geographic concentration by far -- played a larger role in fund performance than its Japanese positions, the influence of Japan's anemic economy was evident this year. The slowdown in the U.S. economy, especially in the technology and telecommunications sectors, has had strong ripple effects on primary trading partners such as Europe, and the stocks of technology and telecommunications companies in Europe and Japan have suffered greatly.

Management has made a number of sector and stock selection decisions that helped the fund's relative performance. In terms of sectors, the fund was overweighted in the financial, energy, basic materials, and utilities sectors, all of which performed well. The fund was underweighted in communications services and technology, both of which underperformed. In communications services, not only did the underweighted position help, but also the fund's holdings performed well, so individual stock selection worked to the fund's advantage even in one of the weaker market sectors. Unfortunately, the portfolio was also underweighted in consumer cyclicals and health care, both of which strengthened during the year.

Following the tragedy of September 11, the share prices of many companies dropped to very attractive levels. Management began to take advantage of selected opportunities to position the fund for recovery. As the year ended, the team favored some of the more cyclically-oriented markets in Asia and some of the emerging markets.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth. Current income is a secondary objective
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of under-valued companies located outside the United States
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $9.76
Class IB                                                           $9.73
December 31, 2001
------------------------------------------------------------------------
International investment involves certain risks, such as currency fluctuations, economic instability, and political developments.

Putnam VT International New Opportunities Fund

Managing a portfolio of international equities in the wake of a worldwide economic slowdown means facing challenges of truly global proportions. During the past year, deteriorating business conditions in most international markets pushed down stock prices. Although these conditions resulted in disappointing results for the fund, stocks rallied toward the end of the period and management of Putnam VT International New Opportunities Fund expects continued improvement. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of -28.52% at net asset value.

Over the past year, the growth stock landscape has shifted so that the technology sector no longer had a large concentration of high-quality growth companies achieving rapid growth. This transition led management to trim many positions and redistribute assets into a broader array of sectors. Weightings in financial, consumer staple, and wireless communications stocks were increased. This diversification was beneficial to performance over the period.

One of the purposes of international investing is to provide a different source of returns and a different set of risks than an investment in domestic stocks. In this regard, the past year might seem disappointing. However, it is still possible for international businesses with a strong focus on their home markets and a steady demand for their products to generate profits. Several fund holdings fall into this category, including a Mexican beverage company, a Scottish power company, and telecommunications companies in New Zealand and Portugal. The fund's larger telecom holdings in the United Kingdom, France, and Japan achieved growth primarily through wireless services.

The management team's stock selection during the past year not only changed the fund's sector weightings, it also modified regional and market weightings. They reduced holdings in Europe and several emerging markets, while increasing the fund's position in Japan and other more developed Asian markets.

Despite a dramatic rebound in growth stocks during the fourth quarter 2001, many of the challenges that hurt performance during the past year have not yet abated. Nevertheless, management is optimistic that the quality of the international growth stock universe will improve and expects a recovery in stock prices sometime in the coming year.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies located outside the United States with strong growth potential
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $9.80
Class IB                                                           $9.75
December 31, 2001
------------------------------------------------------------------------
International investments involve certain risks, such as currency fluctuations, economic instability, and political developments. This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations. Additional risks may be associated with emerging market securities, including liquidity and volatility.

Putnam VT Investors Fund

For much of the past year, growth stocks labored under extremely challenging market conditions. A complete change in investor sentiment toward technology companies along with a deteriorating economy caused a sharp decline in growth stock performance. Although Putnam VT Investors Fund's absolute performance was disappointing, a rebound for growth investments during the fourth quarter helped the fund make up some of its losses. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of -24.61% at net asset value.

Growth stocks were initially affected by reduced earnings expectations for technology companies. In addition, investors began to believe the economy would slow and became increasingly preoccupied with the economy's influence on stock performance. Once investors came to believe the economy would slow, companies and sectors likely to be hurt by a slowdown saw poor stock performance. By contrast, after the Federal Reserve Board cut short-term interest rates several times, investors began looking ahead to recovery and bid up the prices of stocks that might benefit. Fund holdings in retail, media, and advertising benefited from this trend.

Despite the general decline in growth stocks, not all market sectors have suffered. The fund has enjoyed solid returns from banking and mortgage-related companies that benefited from lower interest rates, and from strength among several health-care holdings.

In the wake of the terrorist attacks of September 11, management took advantage of attractive valuations to add opportunistically to stocks that the fund either did not own due to high valuation, or to add to existing holdings that had experienced undue price pressure. Brokerage firms and selected technology companies were among these additions. In October, growth stocks began to rebound. The fund's technology, health care, and consumer cyclicals holdings all contributed to performance. Semiconductor holdings were particularly strong. As the market shifted back toward growth, however, more defensive sectors including utilities and consumer staples underperformed. The market continued to climb in November and again, technology and consumer cyclicals outperformed. Market strength also broadened to include retail and automotive stocks.

In recent months, management has begun to reduce the fund's defensive positioning, scaling back consumer staples and health care while boosting consumer cyclicals exposure and modestly increasing technology. They continue to watch the market and economy carefully, adjusting the portfolio to maximize returns in this difficult environment.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large, well-established companies
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $9.31
Class IB                                                           $9.26
December 31, 2001
------------------------------------------------------------------------

Putnam VT Money Market Fund

The year 2001 encompassed some of the most compelling events ever seen in financial markets -- producing one of the most dramatic years for Putnam VT Money Market Fund since its inception. From the Federal Reserve Board's aggressive reduction of short-term rates starting in January to the stock market's volatility following the terrorist attacks on September 11, short-term securities offered a welcome sanctuary for uneasy investors. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of 3.99% at net asset value.

As investor confidence declined, the Federal Reserve Board embarked on an unprecedented campaign to invigorate the slowing U.S. economy. In fact, the Fed reduced rates 11 times over the course of 2001. Many of the moves came in half-a-percentage point decreases, which underscore the Fed's unwavering commitment to reassuring financial markets.

Steadily dropping rates gave efforts to preserve the fund's income stream even greater importance. Management aligned the fund's assets in a barbell strategy, concentrating assets in the short and long ends of the money market maturity range. The barbell configuration helps the fund to take advantage of higher income opportunities while helping to protect the stability of the net asset value.

In light of the weakening economic environment, management also placed greater emphasis on strict, fundamental credit analysis. In today's slower-growth environment, many cyclical companies, whose business prospects are tied to the strength of the economy, have been downgraded by the rating agencies to the point that their commercial paper no longer carries money-market eligible ratings. The team believes its research should continue to enable the fund to sidestep such companies and avoid exposure to unnecessary risk.

Ironically, increased demand for money market securities over the period pushed yields on securities lower and complicated the team's efforts to find attractive income opportunities. Meanwhile, the supply of short-term securities has not kept pace with demand. As the inverted yield curve moved toward a more normal configuration, short-term rates fell more quickly than long-term rates, which made for a more challenging environment. Throughout it all, the fund maintained a slightly longer days-to-maturity than the average for its peer group, a prudent strategy for locking in income in a climate of falling rates.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with preservation of capital and maintenance of liquidity
------------------------------------------------------------------------
PORTFOLIO
Primarily high-quality short-term fixed-income securities
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $1.00
Class IB                                                           $1.00
December 31, 2001
------------------------------------------------------------------------
Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1, it is possible to lose money by investing in this fund.

Putnam VT New Opportunities Fund

Sharp declines in stocks of rapidly growing companies, particularly in the technology sector, produced one of the most challenging years in the history of the Putnam VT New Opportunities Fund. While growth stocks recovered substantially in the final months of the year, the fund's 12-month return reflects the negative effects of a dramatically slowing U.S. economy, slumping investor confidence, and weakness across most sectors of the stock market. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of -29.99% at net asset value.

While a number of factors contributed to the difficult market environment, perhaps the most significant was the slowdown in economic growth, which began shortly after the beginning of the period. As consumer confidence and business spending declined, many companies, particularly in the technology sector, experienced lower demand and excess inventories. The Federal Reserve Board's numerous short-term interest rate cuts helped stimulate investor sentiment over the summer, and media, retail, and technology stocks staged a modest recovery. Then the September 11 attacks threw the markets into a tailspin, although things began to turn around in October.

Technology represented the largest portion of the portfolio, and it was hit hardest by market declines. Nonetheless, management continues to believe that technology remains a major growth trend and the driving force behind productivity and economic growth. This confidence was rewarded in the final months of the period, as technology stocks once again gained strength. Also during the period, management adjusted sector allocations to take advantage of opportunities offered by the market correction. For example, the team significantly increased weightings in health care, consumer staples, and consumer cyclicals stocks. Health-care holdings, especially pharmaceutical companies, provided solid returns throughout the slowdown before lagging once the market began to recover. In the consumer area, strong stock selection among media and specialty retail stocks boosted fund returns. The fund's overweighted position in independent power producers detracted from returns, largely due to the problems at Enron, which clouded the entire sector.

Despite disappointing short-term results, management remains focused on the fund's long-term objectives and continues to target stocks that should reward investors over time.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies in market sectors with strong long-term growth potential
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $16.67
Class IB                                                          $16.55
December 31, 2001
------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT New Value Fund

Although the past year has been a difficult one for many investors, Putnam VT New Value Fund has emerged relatively unscathed. The value investing strategies that guide the fund maintained the dominance over growth they had established in 2000. And while the tragedy of September 11 threw the financial markets into disarray, fund management was able to capitalize on resulting opportunities. In fact, careful stock selection in the retail, industrial, and technology sectors drove performance in the closing months of the period. For the 12 months ended December 31, 2001, the fund's class IA shares posted a total return of 3.53% at net asset value.

The economic slowdown persisted throughout the past year. As the economy struggled to provide a few bits of good news, the stock market experienced its own difficulties, falling approximately 15% from its highs of early 2000. Although the value stocks in which the fund invests fared much better than the general market, as reflected in the fund's positive performance, they did not escape the downturn altogether. However, the lower stock prices continue to provide numerous opportunities for value investing -- opportunities that have been yielding solid returns.

When the stock market was preoccupied with technology issues alone, as in early 2000, management was able to add numerous holdings in high quality, fundamentally healthy companies not typically found in value portfolios. When technology fell out of favor, many of these holdings appreciated. The weak economy provided additional opportunities; many of the fund's acquisitions over the period were among stocks perceived to be at risk because they are related to the stock market itself. In addition to these market-sensitive financial stocks, the management team also found opportunity among consumer cyclicals and even in the out-of-favor telecommunications sector.

As demand for high-quality stocks increased steadily over the period, prices of non-technology stocks have risen. While this has been good news for investors, it has also limited opportunities to add high-quality holdings at bargain prices appropriate for this value-oriented portfolio. Consequently, management has continued to selectively seek out lower-quality companies that carry the potential for high returns along with higher levels of debt. Several of these holdings outperformed over the period.

Today's widespread economic weakness continues to provide attractive stock valuations across the spectrum. Management is optimistic that during 2002, the economy will recover as the benefits of lower interest rates begin to take hold.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Undervalued common stocks of large and midsize companies
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $13.47
Class IB                                                          $13.42
December 31, 2001
------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT OTC & Emerging Growth Fund

Growth stocks faced an extremely difficult environment for much of the past 12 months before staging a modest rebound toward the end of 2001. Although management sharply reduced holdings in the areas that were hardest hit by the market decline -- namely, technology and telecommunica tions -- the slowing U.S. economy cast a pall over growth stocks in general. A late-year rally was not sufficient to offset previous declines, however, and Putnam VT OTC & Emerging Growth Fund's performance reflects them. For the 12 months ended December 31, 2001, the fund's class IA shares produced a total return of -45.57% at net asset value.

The fund looks for aggressive growth companies in the most dynamic sectors of the economy. For the better part of the last five years, these companies were routinely found in the technology and telecommunications sectors. Then in 2000, the economy began to slow and these stocks began to decline. In this year's slower growth environment, the types of companies that match the fund's criteria are increasingly found outside of the technology and telecommunications sectors. As a result, the fund's composition now includes a greater emphasis on consumer staples, consumer cyclicals, and health care.

Consumer staples companies typically shine when the economy is slowing. These are the products and services that consumers demand in any economic environment: radio and television, recruitment services, and food and beverages, for example. Health care is another sector that has the potential to perform well in volatile economic conditions. In contrast to consumer staples and health care companies, consumer cyclical companies tend to be more vulnerable to the ups and downs of economic cycles. During the recent slowdown, however, consumer spending held up well for quite a while and these holdings performed solidly. In the retail sector, the fund concentrated on stocks of discount and off-price stores that offer attractive value to the consumer.

After the tragedies of September 11, the stock market went through a very painful bottoming process. Fortunately, October brought renewed strength and growth stocks began to come back. The fund's technology holdings, currently its largest weighting despite the early reduction, outperformed, with storage and software holdings contributing significantly to returns. Consumer cyclicals, consumer staples, retail, and energy holdings also performed well. While results for the full year remain disappointing, the team believes the portfolio is well positioned to take advantage of a strengthening economy.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks primarily of small and midsize emerging growth companies
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $6.02
Class IB                                                           $5.99
December 31, 2001
------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Research Fund

The year 2001 marked the first time in over a quarter of a century the Dow Jones Industrial Average posted losses in consecutive years. The torrid pace of economic growth and the exhilarating stock market returns of the past several years came to an abrupt halt before the year had even begun. For the 12 months ended December 31, 2001, Putnam VT Research fund's class IA shares provided a total return of -18.62% at net asset value.

The declines in U.S. stocks began early in the year and continued right through September, when the terrorist attacks exacerbated the problems already affecting the economy and the market. The Federal Reserve Board quickly took action, cutting short-term interest rates 11 times over the period. The federal government pumped money into the defense sector of the economy and Congress began to debate a fiscal stimulus package. In October, some of these positive measures seemed to take hold and the stock market crept upward.

While the fund could not sidestep the sharp market declines, the management team attempted to dampen the effects of such a volatile market by focusing more on company fundamentals than overall industry trends. The fund's holdings in the consumer staples sector produced solid returns for the period. Not only did the traditional investments like food, beverage, and tobacco companies perform well, but some media holdings within the sector also benefited returns.

Stock selection, even in poorly performing sectors, proved key. Utilities stocks, for example, were some of the year's worst performers, despite being part of a typically defensive sector. The names in the fund's portfolio were carefully scrutinized, however, and the fund's holdings did not detract significantly from performance. An overweight position in Pacific Gas & Electric boosted returns, and the team's avoidance of Enron prevented significant losses.

In technology, the fund's stock selections and sector weighting detracted from returns for most of the period. As always, management focused the fund's investments in what they considered to have the most attractive valuations relative to their growth potential within the sector. Unfortunately, the speed and magnitude of the economic slowdown eventually punished even the strongest tech companies. Then, when the tech sector recovered in October, the fund's underweight position hampered performance.

Although the period's challenging environment is reflected in the short-term performance of this fund, management remains focused on the long term and their disciplined stock selection process, which they believe will reward investors over time.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of large, U.S.-based companies, including growth and value stocks
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $10.99
Class IB                                                          $10.94
December 31, 2001
------------------------------------------------------------------------

Putnam VT Small Cap Value Fund

Despite market volatility and investors' fears of a continued U.S. economic slowdown, small-cap value stocks outperformed their large-cap brethren for much of 2001. Investors, weary of disappointing results from large-company stocks that had previously captivated the market, sought out more attractively-priced stocks of companies with more predictable profitability, driving up the value of many fund holdings. Although the terrorist attacks of September 11 drove the global financial markets into a state of extreme volatility, small-cap stocks were able to maintain their performance momentum as the year drew to a close. For the 12 months ended December 31, 2001, Putnam VT Small Cap Value Fund's class IA shares provided a total return of 18.42% at net asset value.

Throughout the period, the Federal Reserve Board kept up its resolve to keep the U.S. economy from slipping into recession, cutting short-term interest rates 11 times during 2001. However, these efforts did little to assuage investor uncertainty, or, as it turned out, to actually prevent a recession. Corporate earnings disappointments continued to dominate financial headlines, boosting the performance of defensive sectors such as health care and utilities, sectors that were significantly represented in the fund's portfolio. Surprisingly, technology, the current whipping boy of the stock market, contributed to the fund's performance as high quality companies previously too expensive for management's selection criteria suddenly made an appearance in the small-cap value universe. The fund also benefited from acquisitions of a few of its holdings in the energy sector. On the downside, the fund had significant exposure to out-of-favor consumer cyclical and financial stocks that underperformed.

This fund's strategy is built on a dedication to long-term fundamentals and style consistency. This long-term focus is important for investors to keep in mind in the aftermath of September 11th's events. The markets have recognized that even a disaster has primarily a short-term impact, and should be viewed with a longer-term perspective. As equity markets continue to calm and investors have the time to assess the impact of the greater monetary and fiscal stimulus being administered by government policymakers, small-cap value stocks should begin to recover. Realistically, it would not be reasonable to expect fund performance to benefit from this recovery until well into calendar 2002. Meanwhile, the fund's value-oriented, small-cap portfolio can provide valuable diversification throughout the current volatility and beyond.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of small, undervalued companies with potential for capital growth
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $15.09
Class IB                                                          $15.03
December 31, 2001
------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Technology Fund

A dramatically slowing U.S. economy, slumping investor confidence, and sharp declines across most sectors of the financial market continued to take their toll on technology stocks for most of the past 12 months. Putnam VT Technology fund's performance reflects this difficult environment, although technology stocks did begin to recover in the final months of the period. For the 12 months ended December 31, 2001, Putnam VT Technology fund's class IA shares produced a total return of -39.11% at net asset value.

While a number of factors contributed to the difficult market environment over the past year, the economic slowdown was perhaps the most significant. When the first signs of a slowdown emerged in the latter half of 2000, investor confidence faltered and businesses reduced their technology spending. In the months that followed, the deceleration continued at a rapid pace. In an effort to head off and then bring the economy out of recession, the Federal Reserve Board lowered short-term interest rates 11 times during 2001. In late spring, a brief stock rally fizzled as more companies delivered negative earnings reports. Then the events of September 11 threw virtually all financial markets into a tailspin, although the stock market began to recover in October.

The fund's management team focused on companies with superior long-term growth potential, strong management, and solid business models. However, the speed and magnitude of the economic decline eventually punished even the strongest technology companies. Holdings of large technology industry leaders with dominant market positions did help limit the fund's losses, although most holdings and sectors experienced sharp declines. Particularly weak were those of telecommunications equipment companies. Fortunately, the fund was underweighted in these stocks, and the companies that management selected were those well positioned to weather current weakness and deliver growth over the long term.

Toward the end of the period, technology stocks began to strengthen once again. Many companies have made progress in addressing problems brought on by the changing economic landscape, including cutting jobs and lowering costs. In addition, firms have aggressively worked to reduce their inventories of unsold goods. As 2002 began, fundamentals were beginning to improve. Management believes that as the lower interest rates and the government's spending and tax cut stimulus program finally begin to take hold, the economy is poised to recover in the new year.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks primarily of companies in the technology industries
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $4.25
Class IB                                                           $4.24
December 31, 2001
------------------------------------------------------------------------
The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly. This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Utilities Growth
and Income Fund

For Putnam VT Utilities Growth and Income Fund, the year just ended was characterized by nervous investors, steadily declining interest rates, and a series of unusual events that turned the utilities sector into one of the year's most complicated and volatile. An early-year rally dissolved in the second quarter and was followed by a major bankruptcy, a politically motivated bailout, and the abrupt collapse of a well-regarded power trading company. Although management worked to take advantage of opportunities created by these events, and sought to cushion the fund against the ensuing volatility, results for the year reflected the sector's struggles. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of -22.11% at net asset value.

Much of the second-quarter volatility in the power markets was a direct result of the California energy crisis that peaked in the summer of 2000. While no one can be certain of all the long-term ramifications, one thing is clear -- the financial health of the state's largest electric utilities, PG&E and Edison International, was severely compromised. Fortunately for the fund, management anticipated this outcome and had sold the fund's PG&E position and half of the Edison holdings by the end of 2000. Following two emergency electricity rate increases in the summer of 2001, the situation began to improve. The fund reinvested in both companies and benefited from a strong recovery in their stock prices.

In previous periods, independent power producers and natural gas and pipeline companies have been strong performers for the fund. One such stock, Enron Corp., delivered outstanding returns over time; however, when the company's CEO unexpectedly resigned, management began reducing the fund's position. While Enron subsequently filed for bankruptcy, causing the fund to sustain a loss, management feels that their early reduction of the position limited the fund's losses.

While turmoil continued to beset the telecommunications sector throughout the period, the fund's avoidance of smaller companies in favor of larger, more stable Regional Bell Operating Companies (RBOCs) was a key contributor to performance.

In the months ahead, management will remain cautious and selective, maintaining the investment discipline that has led to solid returns over time.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
------------------------------------------------------------------------
PORTFOLIO
Common stocks and bonds issued by utility companies
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $12.97
Class IB                                                          $12.92
December 31, 2001
------------------------------------------------------------------------
The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

Putnam VT Vista Fund

For much of the past 12 months, the U.S. economy has been decelerating and the stock market has been in decline. However, management made adjustments to Putnam VT Vista Fund's portfolio that mitigated some losses and by the end of the period, the market had begun to show signs of a turnaround. For the 12 months ended December 31, 2001, the fund's class IA shares provided a total return of -33.34% at net asset value.

A halt in capital spending and an ensuing slump in manufacturing, followed by heavy payroll cuts, hit technology companies first but soon spread to other industry sectors. Corporate earnings disappointments were widespread. In response, the Federal Reserve Board moved aggressively to curtail the economic downdraft, cutting short-term interest rates 11 times during 2001. For much of the period, the Fed's action seemed to have no effect. The events of September 11 only exacerbated the difficulties facing investors and the economy. Finally in October, the stock market began to rebound.

In building this portfolio, management targets midsize companies with top quality management teams and strong growth prospects. Sometimes this approach can dampen the fund's relative performance, as happened for much of 2001 when investors favored the cheapest stocks regardless of business fundamentals. Management held steady, however, maintaining positions in many biotechnology, software technology, and health-care related stocks whose solid industry positions tend to result in higher relative valuations. As the market began to recover in October, this positioning was rewarded with higher returns from many of these stocks, although health-care holdings continued to lag.

For most of the period, the fund was positioned defensively relative to its benchmark, the Russell Mid Cap Growth Index. While maintaining exposure to certain software technology stocks, management decreased the fund's overall technology weighting. The portfolio is well balanced among technology, health-care, and consumer sectors. In the technology sector, the fund is focused on areas like data storage, security, and semiconductors, which were among the first industries to rebound as the broad market began to recover in October. Within health care, holdings are well-diversified among medical technology, life sciences, biotech, and specialty pharmaceuticals. On the consumer side, the portfolio has exposure to media, specialty retail, financial and energy stocks.

With its broadly diversified portfolio of mid-size growth company stocks, the fund is well positioned to take advantage of economic recovery in the months ahead.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of midsize companies with potential for above-average capital growth
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $11.40
Class IB                                                          $11.34
December 31, 2001
------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Voyager Fund

The past year has been a particularly difficult period for stocks, especially for the growth stocks that comprise Putnam VT Voyager Fund. The technology and telecommunications sectors stopped leading the market upward and instead drove it downward. A significant slowdown in economic activity also sapped the earnings strength in several other sectors. While growth stocks did begin to rally toward the end of the year, the negative conditions that dominated the year meant disappointing returns. For the 12 months ended December 31, 2001, the fund's class IA shares posted a total return of -22.24% at net asset value.

Management had positioned the fund defensively at the end of 2000, and began adding to the portfolio's technology holdings in the spring of 2001 as the Federal Reserve Board began its aggressive easing policy. In order to make the fund more defensive, the team favored companies in the financial and media sectors. Stocks remained volatile throughout the summer and into the fall, especially following September 11. However, stocks began to rally during the final months of the period. Technology holdings bolstered fund performance and growth stocks once again outperformed their value counterparts.

The management team continuously focuses on companies with the potential to generate strong cash flow. Over the course of the year, this tactic meant they favored companies whose growth rates appeared less vulnerable to changes in the overall economy as well as companies that had control of their costs and could cut them if necessary. Many such stocks are in the financial sectors, and the fund enjoyed relatively strong returns from many of these holdings. Although superior stock selection in the consumer cyclicals sector contributed to returns during the fourth quarter, a year-long underweight position detracted from potential returns. The fund's energy holdings performed well early in the period, and then lost ground in the final months.

The management team's decisions are based on a thorough analysis of individual companies, not on the market as a whole. The two main forces behind the fund's investments are an attractive valuation and a catalyst for price appreciation. When companies meet both of these criteria, fund management will usually be inclined to purchase the stock. Even amid recent conditions, management has found many companies achieving healthy levels of growth and others offering strong growth potential, and they believe the fund's diversified portfolio can continue to provide solid returns over the long term.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Stocks of large and midsize companies with above-average growth potential
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                          $28.72
Class IB                                                          $28.56
December 31, 2001
------------------------------------------------------------------------

Putnam VT Voyager Fund II

Except for a recovery in the last quarter, 2001 was an especially challenging year for portfolios that invest in growth stocks. Overall, Putnam VT Voyager Fund II's performance reflected market conditions which, in turn, reflected the deterioration in the U.S. economy and the impact of the slowdown on the earnings of all companies. Growth stocks, which typically carry higher P/E multiples, were particularly affected. During a recession, value or large-cap stocks have historically been favored over growth stocks, which usually have higher relative valuations and are more sensitive to earnings disappointments. Reflecting this environment, for the 12 months ended December 31, 2001, Putnam VT Voyager II Fund's class IA shares returned -30.64% at net asset value.

During the first half of 2001, economic conditions slowed significantly as overall demand slowed, inventories accumulated and companies reacted by cutting expenses, especially capital spending. This took a severe toll on many sectors of the economy and continued through the spring. The Federal Reserve continued to aggressively lower interest rates and the team began to see stabilization of various economic indicators by the start of the third quarter. However, the events of September 11th delayed a recovery. Growth stocks continued to underperform but valuations became increasingly attractive and market sentiment turned more positive. The markets then staged a dramatic recovery in the fourth quarter but not enough to offset the prior underperformance.

Technology represented the largest sector in the portfolio and was hit hard by the decline in capital spending. Management continues to believe that technology spending will recover as companies need to spend on software, storage and network infrastructure in order to remain productive. Over the course of last year, management took steps to increase the portfolio's weighting in the health-care sector. New pharmaceuticals, medical products and services along with the emerging bio-technology industry were strong relative performers last year. The media sector ended the year on a strong note in anticipation of a better advertising environment in 2002. The fund held stocks of some independent power producers, which negatively impacted the portfolio, because of their association with Enron. Management also increased weightings in specialty retail and discount stores, and in the energy sector where valuations became attractive because of the decline in oil and gas prices.

Despite disappointing results in 2001, management remains focused on its objective, which is to invest in growth stocks that over the long term have demonstrated the ability to deliver attractive returns.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Stocks of small, midsize, and large companies with very strong growth potential
------------------------------------------------------------------------
NET ASSET VALUE
Class IA                                                           $4.98
Class IB                                                           $4.97
December 31, 2001
------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

[GRAPHIC OMITTED: FUND WORM CHARTS]

Cumulative total returns of a $10,000
investment in class IA and class
IB shares at net asset value

Putnam VT American Government Income
Fund -- since inception (2/1/00)

                                               Lehman Intermediate
Date	        Class IA          Class IB     Treasury Bond Index

2/1/00	         10,000            10,000	         10,000
3/31/00	         10,260            10,301	         10,206
6/30/00	         10,460            10,502	         10,389
9/30/00	         10,720            10,763	         10,649
12/31/00	     11,211            11,243	         11,055
3/31/01	         11,471            11,493	         11,378
6/30/01	         11,440            11,473	         11,420
9/30/01	         12,017            12,042            11,970
12/31/01        $11,957           $11,976           $11,942

Putnam VT American Government Income Fund's underlying portfolio seeks high current income primarily through U.S. government securities with preservation of capital as its secondary objective. The Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 9.9 years. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Asia Pacific Growth Fund --
since inception (5/1/95)
(subsequent periods ended 12/31)

Date            Class IA          Class IB	       MSCI Pacific Index

5/1/95           10,000            10,000             10,000
1995             10,230            10,220             10,021
1996             11,161            11,133              9,162
1997              9,525             9,487              6,826
1998              9,003             8,963              6,993
1999             18,687            18,560             11,023
2000             10,425            10,331              8,181
2001             $7,939            $7,855             $6,103

Putnam VT Asia Pacific Growth Fund's underlying portfolio seeks capital appreciation through common stocks of companies located in Asia and in the Pacific Basin. The Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of securities from five Asian countries. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam VT Capital Appreciation Fund --
since inception (9/29/00)

                                        Russell 3000   Standard and Poor's
Date      Class IA         Class IB        Index     500 [REGISTRATION MARK]
                                                             Index

9/29/00    10,000           10,000         10,000           10,000
12/31/00    9,078            9,078          9,099            9,218
3/31/00     7,916            7,906          7,993            8,125
6/30/00     8,487            8,477          8,544            8,600
9/30/00     6,934            6,914          7,209            7,338
12/31/01   $7,820           $7,800         $8,057           $8,122

Putnam VT Capital Appreciation Fund's underlying portfolio seeks long-term capital appreciation. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe. It is now the fund's only benchmark because Putnam Management believes it is the most appropriate index against which to compare the fund's performance. Previously, the fund was measured against the Standard & Poor's 500 Index, an unmanaged index of common stock performance. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest directly in an index.

Putnam VT Diversified Income Fund --
since inception (9/15/93)
(subsequent periods ended 12/31)

                                                  Salomon Bros.  Credit Suisse
                                       Lehman        Non-U.S.    First Boston
                                      Aggregate     World Govt.   High Yield
Date     Class IA      Class IB      Bond Index     Bond Index       Index

9/15/93   10,000        10,000         10,000         10,000         10,000
1993      10,230        10,225         10,006         10,019         10,501
1994       9,797         9,778          9,714         10,619         10,398
1995      11,671        11,631         11,508         12,695         12,206
1996      12,699        12,637         11,926         13,213         13,722
1997      13,636        13,548         13,078         12,650         15,455
1998      13,449        13,332         14,214         14,900         15,545
1999      13,673        13,551         14,097         14,144         16,054
2000      13,698        13,542         15,736         13,772         15,218
2001     $14,222       $14,015        $17,064        $13,284        $16,097

Putnam VT Diversified Income Fund's underlying portfolio of U.S. government and other investment-grade, high-yield, and international fixed-income securities seeks high current income consistent with capital preservation. Lehman Aggregate Bond Index is an unmanaged index used as a general measure of fixed-income securities. It is now the fund's only benchmark because Putnam Management believes it is the most appropriate index against which to compare the fund's performance. Previously, the fund was measured against the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by 10 countries. Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of lower-rated higher-yielding U.S. corporate bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


Cumulative total returns of a $10,000
investment in class IA and class
IB shares at net asset value

Putnam VT The George Putnam Fund
of Boston -- since inception (4/30/98)

                                                            Standard and Poor's
                                                                   500
                                       Lehman Govt./Credit  [REGISTRATION MARK]
Date             Class IA     Class IB     Bond Index             Index

4/30/98           10,000        10,000        10,000              10,000
6/98               9,970         9,970        10,210              10,227
12/98             10,369        10,368        10,729              11,171
6/99              10,992        10,991        10,485              12,555
12/99             10,332        10,326        10,498              13,522
6/00              10,259        10,243        10,935              13,465
12/00             11,346        11,319        11,741              12,291
6/01              11,526        11,487        12,153              11,468
12/31/01         $11,430       $11,371       $12,739             $10,830

Putnam VT The George Putnam Fund of Boston's underlying portfolio seeks capital growth and current income through a balanced investment composed of a well-diversified portfolio of stocks and bonds. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The Lehman Govt./Credit Bond Index is an unmanaged index of U.S. fixed-income securities. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest directly in an index.

Putnam VT Global Asset Allocation Fund -- since 12/31/91

                                                     MSCI
Date               Class IA        Class IB       World Index

12/31/91            10,000          10,000          10,000
92                  10,611          10,629           9,477
93                  12,448          12,487          11,610
94                  12,121          12,175          12,199
95                  15,094          15,183          14,727
96                  17,425          17,555          16,712
97                  20,821          21,008          19,346
98                  23,626          23,837          24,055
99                  26,406          26,662          30,053
00                  25,122          25,363          26,093
12/31/01           $22,966         $23,228         $21,703

Putnam VT Global Asset Allocation Fund's underlying managed asset allocation portfolio invests in domestic and international stock and bond markets and seeks a high level of long-term total return consistent with preservation of capital. The Morgan Stanley Capital International World Index is an unmanaged index of developed and emerging market securities. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Global Growth Fund --
since 12/31/91

                                                           SSB World
                                       MSCI All Country     Primary
                                          World Free        Markets
Date            Class IA     Class IB       Index         Growth Index

12/31/91         10,000       10,000       10,000           10,000
92                9,964        9,949        9,577            9,480
93               13,191       13,152       11,960           10,759
94               13,064       13,006       12,561           11,303
95               15,112       15,021       15,005           14,107
96               17,712       17,579       16,986           16,429
97               20,250       20,068       19,533           19,768
98               26,267       26,019       23,824           26,128
99               43,341       42,816       30,212           35,693
00               30,494       30,078       26,002           28,566
12/31/01        $21,450      $21,128      $21,864          $22,323

Putnam VT Global Growth Fund's underlying internationally diversified common stock portfolio seeks capital appreciation. The Salomon Smith Barney (SSB) World Growth Primary Markets Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation. It is replacing the Morgan Stanley Capital International All-Country World Free Index because Putnam Management believes it is a more appropriate index against which to compare the fund's performance. The Morgan Stanley Capital International All-Country World Free Index is an unmanaged index of global equity securities available to non-domestic investors, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Growth and Income Fund -- since 12/31/91

                                       Standard & Poor's
                                             500          Standard & Poor's
                                      [REGISTRATION MARK]   Barra/Value
Date         Class IA       Class IB        Index              Index

12/31/91      10,000         10,000         10,000             10,000
92            10,975         10,959         10,762             11,053
93            12,541         12,503         11,847             13,108
94            12,585         12,528         12,003             13,026
95            17,205         17,102         16,514             17,845
96            20,976         20,819         20,305             21,771
97            26,041         25,807         27,079             28,299
98            30,056         29,754         34,818             32,451
99            30,533         30,189         42,145             36,580
00            33,009         32,581         38,308             38,805
12/31/01     $30,975        $30,507        $33,755            $34,262

Putnam VT Growth and Income Fund's underlying portfolio seeks long-term capital growth and current income. The Standard & Poor's Barra/Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. It is replacing the Standard & Poor's 500 Index because Putnam Management believes it is a more appropriate index against which to compare the fund's performance. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Cumulative total returns of a $10,000
investment in class IA and class
IB shares at net asset value

Putnam VT Growth Opportunities Fund --
since inception (2/1/00)
                                                        Standard & Poor's
                                                              500
                                         Russell 1000  [REGISTRATION MARK]
Date        Class IA       Class IB      Growth Index        Index

2/1/00       10,000         10,000         10,000            10,000
3/00         11,052         11,052         11,019            10,657
6/00         10,328         10,319         10,721            10,374
9/00          9,942          9,932         10,145            10,274
12/00         7,529          7,519          7,979             9,470
3/01          5,454          5,444          6,312             8,347
6/01          5,917          5,898          6,843             8,836
9/01          4,527          4,517          5,515             7,539
12/01        $5,310         $5,290         $6,350            $8,344

Putnam VT Growth Opportunities Fund's underlying portfolio seeks long-term capital appreciation. The Russell 1000[REGISTRATION MARK] Growth Index is an unmanaged index of those companies in the Russell 1000 chosen for their growth orientation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Health Sciences Fund --
since inception (4/30/98)

                                       Standard & Poor's
                                             500
                                      [REGISTRATION MARK]
Date         Class IA       Class IB        Index

4/30/98       10,000         10,000         10,000
6/98          10,070         10,070         10,227
12/98         10,951         10,940         11,171
6/99          10,200         10,199         12,555
12/99         10,520         10,513         13,522
6/00          13,766         13,738         13,465
12/00         14,638         14,599         12,291
6/01          12,310         12,256         11,468
12/31/01     $11,778        $11,715        $10,830

Putnam VT Health Sciences Fund's underlying portfolio seeks long-term capital appreciation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT High Yield Fund --
since 12/31/91
                                         Credit Suisse
                                         First Boston
                                          High Yield
Date         Class IA       Class IB         Index

12/31/90      10,000         10,000         10,000
92            11,898         11,880         11,666
93            14,226         14,183         13,872
94            14,093         14,030         13,737
95            16,675         16,575         16,125
96            18,811         18,670         18,128
97            21,508         21,315         20,417
98            20,248         20,057         20,535
99            21,448         21,222         21,209
00            19,636         19,416         20,104
12/31/01     $20,422        $20,142        $21,267

Putnam VT High Yield Fund's underlying portfolio seeks high current income, with a secondary objective of capital growth. The Credit Suisse First Boston (CSFB) High Yield Bond Index is an unmanaged index of high-yield debt securities. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Income Fund  --
since 12/31/91
                                       Lehman Aggregate
Date         Class IA       Class IB      Bond Index

12/31/90      10,000         10,000         10,000
92            10,749         10,733         10,740
93            11,961         11,926         11,787
94            11,568         11,516         11,443
95            13,933         13,850         13,558
96            14,270         14,163         14,050
97            15,502         15,363         15,406
98            16,781         16,623         16,745
99            16,434         16,263         16,607
00            17,750         17,530         18,538
12/31/01     $19,086        $18,809        $20,103

Putnam VT Income Fund's underlying portfolio seeks a high level of income consistent with a prudent level of risk. The Lehman Aggregate Bond Index is an unmanaged index used as a general measure of fixed-income securities. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Cumulative total returns of a $10,000
investment in class IA and class
IB shares at net asset value

Putnam VT International Growth
Fund -- since inception (1/2/97)
                                             MSCI EAFE
Date            Class IA       Class IB        Index

1/2/97           10,000         10,000         10,000
12/31/97         11,613         11,595         10,178
12/31/98         13,783         13,737         12,213
12/31/99         22,082         21,994         15,506
12/31/00         19,989         19,881         13,309
12/31/01        $15,909        $15,783        $10,455

Putnam VT International Growth Fund's underlying portfolio seeks capital appreciation by primarily investing in a diversified portfolio of equity securities of companies located mainly outside the United States. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT International Growth and Income Fund -- since inception
(1/2/97)
                                          MSCI EAFE   MSCI World
Date            Class IA     Class IB       Index    Ex U.S. Index

1/2/97           10,000       10,000       10,000       10,000
12/31/97         11,943       11,926       10,178       10,227
12/31/98         13,290       13,262       12,213       12,146
12/31/99         16,558       16,490       15,506       15,538
12/31/00         16,783       16,709       13,309       13,461
12/31/01        $13,314      $13,231      $10,455      $10,580

Putnam VT International Growth and Income Fund's underlying portfolio seeks capital growth primarily through investing in common stocks of foreign companies, with current income as a secondary objective. The Morgan Stanley Capital International (MSCI) World Ex U.S. Index is an unmanaged index of developed and emerging markets outside the U.S. It is replacing the Morgan Stanley Capital International (MSCI) EAFE Index because Putnam Management believes it is a more appropriate index against which to compare the fund's performance. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT International New Opportunities Fund -- since inception
(1/2/97)
                                                      SSB World
                                        MSCI EAFE      Ex U.S.
Date         Class IA      Class IB       Index    PMI Growth Index

1/2/97        10,000        10,000        10,000        10,000
12/31/97       9,990         9,975        10,178        10,707
12/31/98      11,546        11,513        12,213        12,966
12/31/99      23,432        23,348        15,506        17,756
12/31/00      14,396        14,321        13,309        14,612
12/31/01     $10,290       $10,214       $10,455       $11,039

Putnam VT International New Opportunities Fund's underlying portfolio seeks long-term capital appreciation primarily through investing in international equities. The Salomon Smith Barney (SSB) World Ex U.S. Growth Primary Markets Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation. It is replacing the Morgan Stanley Capital International (MSCI) EAFE Index because Putnam Management believes it is a more appropriate index against which to compare the fund's performance. The Morgan Stanley Capital International
(MSCI) EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Investors Fund --
since inception (4/30/98)
                                      Standard and Poor's
                                             500
                                      [REGISTRATION MARK]
Date        Class IA       Class IB         Index

4/30/98      10,000         10,000         10,000
6/98         10,590         10,590         10,227
12/98        11,666         11,654         11,171
6/99         12,807         12,795         12,555
12/99        15,181         15,148         13,522
6/00         14,760         14,717         13,465
12/00        12,377         12,325         12,291
6/01         10,514         10,472         11,468
12/01        $9,331         $9,271        $10,830

Putnam VT Investors Fund's underlying portfolio seeks long-term capital appreciation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Cumulative total returns of a $10,000
investment in class IA and class
IB shares at net asset value

Putnam VT New Opportunities Fund -- since inception (5/2/94)
(subsequent periods ended 12/31)
                                      Russell 2000  Russell Mid-Cap
Date        Class IA      Class IB       Index       Growth Index

5/2/94       10,000        10,000        10,000        10,000
1994         10,820        10,809         9,969        10,121
1995         15,675        15,636        12,805        13,561
1996         17,270        17,201        14,918        15,930
1997         21,291        21,174        18,254        19,521
1998         26,482        26,304        17,789        23,009
1999         44,848        44,478        21,570        34,811
2000         33,147        32,824        20,919        30,721
2001        $23,207       $22,934       $21,439       $24,530

Putnam VT New Opportunities Fund's underlying portfolio seeks long-term capital appreciation. The Russell Mid Cap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Growth Index chosen for their growth orientation. It is now the fund's only benchmark because Putnam Management believes it is the most appropriate index against which to compare the fund's performance. Previously, the fund was compared to the Russell 2000 Index, an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest directly in an index.

Putnam VT New Value Fund --
since inception (1/2/97)
                                         Russell 3000
Date         Class IA       Class IB      Value Index

1/2/97        10,000         10,000         10,000
12/31/97      11,760         11,742         13,549
12/31/98      12,496         12,460         15,378
12/31/99      12,529         12,492         16,401
12/31/00      15,359         15,287         17,719
12/31/01     $15,902        $15,793        $16,951

Putnam VT New Value Fund's underlying portfolio seeks long-term capital appreciation. The Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT OTC & Emerging Growth
Fund -- since inception (4/30/98)
                                                       Standard and Poor's
                                                              500
                                         Russell 2500  [REGISTRATION MARK]
Date         Class IA       Class IB     Growth Index        Index

4/30/98       10,000         10,000         10,000           10,000
6/98          10,230         10,230          9,427           10,227
12/98         10,094         10,082          9,193           11,171
6/99          11,925         11,923         10,624           12,555
12/99         22,866         22,831         14,293           13,522
6/00          20,139         20,094         15,321           13,465
12/00         11,198         11,166         11,993           12,291
6//01          7,725          7,694         11,647           11,468
12/31/01      $6,095         $6,064        $10,694          $10,830

Putnam VT OTC & Emerging Growth Fund's underlying portfolio seeks capital appreciation. The Russell 2500 Growth Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 chosen for their growth orientation. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest directly in an index.

Putnam VT Research Fund --
since inception (9/30/98)
                                      Standard and Poor's
                                             500
                                      [REGISTRATION MARK]
Date         Class IA       Class IB        Index

9/30/98       10,000         10,000         10,000
12/98         11,951         11,919         12,130
6/99          13,409         13,386         13,632
12/99         15,247         15,219         14,682
6/00          15,949         15,910         14,620
12/00         14,966         14,918         13,345
6//01         13,421         13,370         12,452
12/31/01     $12,180        $12,108        $11,759

Putnam VT Research Fund's underlying portfolio seeks long-term capital appreciation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Cumulative total returns of a $10,000
investment in class IA and class
IB shares at net asset value

Putnam VT Small Cap Value
Fund -- since inception (4/30/99)
                                         Russell 2000
Date         Class IA       Class IB     Value Index

4/30/99       10,000         10,000         10,000
6/99          10,990         10,990         10,681
9/99           9,910          9,910          9,845
12/99         10,347         10,337          9,996
3/00          11,090         11,070         10,378
6/00          11,070         11,050         10,581
9/00          11,873         11,842         11,357
12/00         12,894         12,863         12,278
3/01          13,074         13,032         12,397
6/01          15,006         14,953         13,840
9/01          12,871         12,820         11,994
12/31/01     $15,269        $15,196        $14,000

Putnam VT Small Cap Value Fund's underlying portfolio seeks capital growth over the long term. The Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 chosen for their value orientation. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Technology Fund --
since inception (6/14/00)
                                                   Standard and Poor's
                                     Goldman-Sachs        500
                                      Technology   [REGISTRATION MARK]
Date       Class IA     Class IB       Indexes           Index

6/14/00     10,000       10,000         10,000           10,000
6/00        10,457       10,457         10,217            9,895
9/00        10,525       10,516          9,224            9,799
12/00        6,790        6,780          6,011            9,032
3/01         4,601        4,591          4,355            7,962
6/01         4,932        4,922          4,993            8,428
9/01         3,123        3,103          3,217            7,191
12/31/01    $4,250       $4,240         $4,293           $7,959

Putnam VT Technology Fund's underlying portfolio seeks capital appreciation through investments in common stocks of U.S. companies in the technology industries. The Goldman Sachs Technology Indexes are an unmanaged series of benchmarks that measure the technology sector. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Utilities Growth and Income
Fund -- since inception (5/1/92)
(subsequent periods ended 12/31)
                                      Standard and Poor's
Date         Class IA      Class IB     Utilities Index

5/1/92        10,000         10,000         10,000
92            10,710         10,699         11,250
93            12,148         12,117         12,864
94            11,295         11,250         11,852
95            14,805         14,724         16,809
96            17,144         17,024         17,330
97            21,790         21,605         21,578
98            25,040         24,815         24,726
99            24,875         24,620         22,547
00            29,255         28,915         35,970
2001         $22,788        $22,471        $25,104

Putnam VT Utilities Growth and Income Fund's underlying portfolio of stocks and bonds issued by utility companies seeks capital growth and current income. The Standard & Poor's Utilities Index is an unmanaged index of common stocks issued by utility companies. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Putnam VT Vista Fund --
since inception (1/2/97)
                                         Russell Mid Cap
Date          Class IA       Class IB     Growth Index

1/2/97         10,000         10,000         10,000
12/31/97       12,321         12,303         12,420
12/31/98       14,721         14,702         14,639
12/31/99       22,508         22,433         22,147
12/31/00       21,612         21,516         19,545
12/31/01      $14,406        $14,308        $15,607

Putnam VT Vista Fund's underlying portfolio seeks long-term capital appreciation. The Russell Mid Cap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Cumulative total returns of a $10,000
investment in class IA and class
IB shares at net asset value

Putnam VT Voyager Fund--
since 12/31/91
                                         Russell 1000  Russell Mid-Cap
Date         Class IA       Class IB     Growth Index   Growth Index

12/31/91      10,000         10,000         10,000         10,000
92            11,036         11,019         10,499         10,871
93            13,100         13,061         10,801         12,088
94            13,236         13,176         11,084         11,826
95            18,619         18,508         15,204         15,845
96            21,034         20,877         18,720         18,614
97            26,611         26,372         24,427         22,810
98            33,094         32,752         33,882         26,885
99            52,362         51,753         45,117         40,674
00            43,768         43,195         35,000         35,896
12/31/01     $34,035        $33,515        $27,852        $28,662

Putnam VT Voyager Fund's underlying portfolio seeks long-term capital appreciation. The Russell 1000[R] Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation. It is now the fund's only benchmark because Putnam Management believes it is the most appropriate index against which to compare the fund's performance. Previously, the fund was measured against the Russell Mid Cap Growth Index, an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The fund's portfolio contains securities that do not match those in the indexes. It is not possible to invest directly in an index.

Putnam VT Voyager Fund II --
since inception (9/29/00)
                                     Russell Mid Cap
Date      Class IA       Class IB      Growth Index

9/29/00    10,000         10,000         10,000
12/31/00    7,144          7,144          7,675
3/31/01     5,164          5,164          5,750
6/30/01     5,930          5,930          6,680
9/30/01     4,050          4,040          4,823
12/31/01   $4,980         $4,970         $6,129

Putnam VT Voyager II Fund's underlying portfolio seeks long-term growth of capital. The Russell Mid Cap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 chosen for their growth orientation. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


Putnam Fund Management Teams

American Government Income Fund: Core Fixed-Income Team

Asia Pacific Growth Fund: International Core Team

Capital Appreciation Fund: Small- and Mid-Cap Core Team and U.S.
Large-Cap Core Team

Diversified Income Fund: Core Fixed-Income Team

The George Putnam Fund of Boston: Large-Cap Value Team and Core
Fixed-Income Team

Global Asset Allocation Fund: Global Asset Allocation Team

Global Growth Fund: Global Growth Team

Growth and Income Fund: Large-Cap Value Team

Growth Opportunities Fund: Large-Cap Growth Team

Health Sciences Fund: Health Sciences Team

High Yield Fund: Core Fixed-Income High-Yield Team

Income Fund: Core Fixed-Income Team

International Growth Fund: International Core Team

International Growth and Income Fund: International Value Team

International New Opportunities Fund: International Growth Team

Investors Fund: Large-Cap Growth Team and U.S. Large-Cap Core Team

Money Market Fund: Core Fixed-Income Team

New Opportunities Fund: Specialty Growth Team and Large-Cap Growth Team

New Value Fund: Large-Cap Value Team

OTC & Emerging Growth Fund: Specialty Growth Team

Research Fund: Global Equity Research Team and U.S. Large-Cap Core Team

Small Cap Value Fund: Small- and Mid-Cap Value Team

Technology Fund: Technology Team

Utilities Growth and Income Fund: Utilities Team

Vista Fund: Specialty Growth Team

Voyager Fund: Large-Cap Growth Team and U.S. Large-Cap Core Team

Voyager Fund II: Specialty Growth Team and Large-Cap Growth Team

An investment's past performance should not be taken as an assurance of future results.


Report of independent accountants

To the Trustees and Shareholders of
Putnam Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the funds' portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-seven funds constituting the Putnam Variable Trust (the "trust"), at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002



Putnam VT American Government Fund
The fund's portfolio
December 31, 2001

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.9%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................

U.S. Government Agency Mortgage Obligations (57.5%)
...........................................................................................................................
                     Federal Farm Credit Bank
...........................................................................................................................
        $10,000,000    5 3/4s, January 18, 2011                                                                 $9,909,400
...........................................................................................................................
          5,000,000    4 1/4s, July 1, 2003                                                                      5,102,350
...........................................................................................................................
                     Federal Home Loan Bank
...........................................................................................................................
          4,850,000    5.8s, September 2, 2008                                                                   4,959,901
...........................................................................................................................
         11,000,000    5 3/8s, May 15, 2006                                                                     11,218,240
...........................................................................................................................
                     Federal Home Loan
                     Mortgage Association
...........................................................................................................................
          7,108,167    7 1/2s, with due dates from
                       October 1, 2014 to July 1, 2031                                                           7,354,863
...........................................................................................................................
          3,500,000  Federal Home Loan Mortgage
                     Corporation 6s, June 15, 2011                                                               3,556,875
...........................................................................................................................
                     Freddie Mac Strip
...........................................................................................................................
         10,012,576    Ser. 204, Class IO, 6s, May 1, 2029                                                       2,562,594
...........................................................................................................................
         13,058,902    Ser. 212, Class IO, 6s, May 1, 2031                                                       3,587,117
...........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
...........................................................................................................................
         14,290,221    7 1/2s, with due dates from
                       August 1, 2029 to August 1, 2031                                                         14,755,721
...........................................................................................................................
          4,680,000    7 1/4s, May 15, 2030                                                                      5,272,301
...........................................................................................................................
          3,286,823    7s, with due dates from April 1, 2015 to
                       September 1, 2016                                                                         3,404,690
...........................................................................................................................
         13,716,782    6 1/2s, with due dates from
                       March 1, 2016 to April 1, 2031                                                           13,989,650
...........................................................................................................................
         17,292,731    6s, with due dates from
                       February 1,2031 to September 1, 2031                                                     16,932,523
...........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
...........................................................................................................................
          1,266,761    7 1/2s, with due dates from
                       September 15, 2029 to
                       October 15, 2030                                                                          1,312,231
...........................................................................................................................
         16,719,770    6 1/2s, with due dates from
                       January 15, 2029 to
                       December 15, 2031                                                                        16,816,746
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               120,735,202
--------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (41.4%)
...........................................................................................................................
Principal Amount                                                                                                     Value
...........................................................................................................................
                     U.S. Treasury Bonds
...........................................................................................................................
         $1,170,000    10 5/8s, August 15, 2015                                                                 $1,735,625
...........................................................................................................................
          1,865,000    8s, November 15, 2021                                                                     2,360,978
...........................................................................................................................
          3,715,000    6 1/4s, May 15, 2030                                                                      4,020,336
...........................................................................................................................
          2,250,000    6s, February 15, 2026                                                                     2,315,048
...........................................................................................................................
          3,135,000    5 3/8s, February 15, 2031                                                                 3,089,448
...........................................................................................................................
         12,520,000    5 1/4s, February 15, 2029                                                                11,721,850
...........................................................................................................................
                     U.S. Treasury Notes
...........................................................................................................................
          1,075,000    6 1/2s, February 15, 2010                                                                 1,179,985
...........................................................................................................................
         16,860,000    6 1/8s, August 15, 2007                                                                  18,124,500
...........................................................................................................................
         29,685,000    5s, August 15, 2011                                                                      29,592,086
...........................................................................................................................
          2,560,000    5s, February 15, 2011                                                                     2,550,400
...........................................................................................................................
          9,925,000    3 1/2s, November 15, 2006                                                                 9,565,219
...........................................................................................................................
            550,000  Tennessee Valley Auth Bonds, Series G,
                     5 3/8s, November 13, 2008                                                                     548,279
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                86,803,754
--------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Obligations
                     (cost $206,101,858)                                                                      $207,538,956
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.3%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $5,200,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $5,200,520 for an effective yield
                     of 1.80%                                                                                   $5,200,000
...........................................................................................................................
          5,206,000  Interest in $600,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Goldman Sachs
                     and Co., Inc. due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $5,206,518 for an effective yield
                     of 1.79%                                                                                    5,206,000
...........................................................................................................................
          4,824,000  Interest in $750,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with S.B.C.
                     Warburg, Inc. due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $4,824,482 for an effective yield
                     of 1.80%                                                                                    4,824,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $15,230,000)                                                                        $15,230,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $221,331,858) (b)                                                                  $222,768,956
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Asia Pacific Growth Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (98.9%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Australia (13.7%)
...........................................................................................................................
            134,829  AMP, Ltd.                                                                                  $1,272,461
...........................................................................................................................
             37,700  Australia & New Zealand Banking
                     Group, Ltd.                                                                                   343,622
...........................................................................................................................
            235,245  BHP Billiton, Ltd.                                                                          1,264,183
...........................................................................................................................
             68,386  Brambles Industries, Ltd.                                                                     364,000
...........................................................................................................................
             57,299  Commonwealth Bank of Australia                                                                878,009
...........................................................................................................................
            230,147  Foster's Brewing Group, Ltd.                                                                  572,456
...........................................................................................................................
             45,505  National Australia Bank, Ltd.                                                                 742,002
...........................................................................................................................
             27,729  News Corp., Ltd. (The)                                                                        221,703
...........................................................................................................................
             32,598  News Corp., Ltd. (The) ADR                                                                  1,036,942
...........................................................................................................................
            134,468  Telstra Corporation, Ltd.                                                                     374,385
...........................................................................................................................
            144,079  Westpac Banking Corp.                                                                       1,161,768
...........................................................................................................................
             41,702  Woodside Petroleum, Ltd.                                                                      285,805
...........................................................................................................................
            121,605  Woolworths, Ltd.                                                                              699,549
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,216,885
--------------------------------------------------------------------------------------------------------------------------
China (0.5%)
...........................................................................................................................
          1,886,000  Aluminum Corporation of China, Ltd. (NON)                                                     328,938
--------------------------------------------------------------------------------------------------------------------------
Hong Kong (9.0%)
...........................................................................................................................
             96,000  Cheung Kong Holdings, Ltd.                                                                    997,217
...........................................................................................................................
             98,500  China Mobile, Ltd. (NON)                                                                      346,746
...........................................................................................................................
            136,100  CLP Holdings, Ltd.                                                                            519,252
...........................................................................................................................
            623,000  CNOOC, Ltd.                                                                                   587,231
...........................................................................................................................
             32,900  Hang Seng Bank, Ltd.                                                                          361,796
...........................................................................................................................
            435,700  Hong Kong and China Gas Co., Ltd.                                                             533,611
...........................................................................................................................
             88,500  Hong Kong Electric Holdings, Ltd.                                                             329,136
...........................................................................................................................
             62,600  Hutchison Whampoa, Ltd.                                                                       604,108
...........................................................................................................................
            320,500  Johnson Electric Holdings, Ltd.                                                               337,035
...........................................................................................................................
            292,000  Li & Fung, Ltd.                                                                               327,661
...........................................................................................................................
             50,000  Sun Hung Kai Properties, Ltd.                                                                 403,965
...........................................................................................................................
            126,500  Swire Pacific, Ltd.                                                                           689,466
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,037,224
--------------------------------------------------------------------------------------------------------------------------
Japan (57.1%)
...........................................................................................................................
              4,900  Acom Co., Ltd.                                                                                357,118
...........................................................................................................................
              4,000  Acom Co., Ltd. 144A                                                                           291,525
...........................................................................................................................
              3,800  Aiful Corp.                                                                                   245,919
...........................................................................................................................
             86,000  Asahi Chemical Industry Co., Ltd.                                                             301,904
...........................................................................................................................
             47,000  Canon,Inc.                                                                                  1,617,659
...........................................................................................................................
             23,000  Denso Corp.                                                                                   304,712
...........................................................................................................................
                163  East Japan Railway Co.                                                                        787,416
...........................................................................................................................
              6,700  Fast Retailing Co., Ltd.                                                                      596,192
...........................................................................................................................
             22,000  Fuji Photo Film Co., Ltd.                                                                     785,744
...........................................................................................................................
             29,700  Honda Motor Co., Ltd.                                                                       1,185,416
...........................................................................................................................
              6,200  ITO EN, Ltd.                                                                                  260,236
...........................................................................................................................
                 40  Japan Tobacco, Inc.                                                                           251,841
...........................................................................................................................
             70,000  KAO Corp.                                                                                   1,455,718
...........................................................................................................................
              1,900  Keyence Corp.                                                                                 315,954
...........................................................................................................................
             24,500  Kinden Corp.                                                                                  114,614
...........................................................................................................................
             80,000  Kirin Brewery Co., Ltd.                                                                       572,061
...........................................................................................................................
             71,000  Konica Corp.                                                                                  417,759
...........................................................................................................................
             16,000  Kyorin Pharmaceutical Co., Ltd.                                                               415,156
...........................................................................................................................
             93,000  Matsushita Electric Industrial Co.                                                          1,194,482
...........................................................................................................................
             78,000  Matsushita Electric Works, Ltd.                                                               642,286
...........................................................................................................................
            102,000  Mitsui Sumitomo Insurance Co., Ltd.                                                           478,727
...........................................................................................................................
             11,400  Murata Manufacturing Co., Ltd.                                                                683,817
...........................................................................................................................
             52,000  NEC Corp.                                                                                     530,576
...........................................................................................................................
            119,000  Nikko Securities Co., Ltd.                                                                    531,270
...........................................................................................................................
              6,200  Nintendo Co., Ltd.                                                                          1,085,893
...........................................................................................................................
                108  Nippon Telegraph and Telephone
                     Corp. (NTT)                                                                                   351,937
...........................................................................................................................
                 81  Nippon Unipac Holding                                                                         361,621
...........................................................................................................................
            180,000  Nissan Motor Co., Ltd.                                                                        954,707
...........................................................................................................................
             26,700  Nissin Food Products                                                                          521,632
...........................................................................................................................
             75,000  Nomura Securites Co., Ltd.                                                                    961,575
...........................................................................................................................
                130  NTT DoCoMo, Inc.                                                                            1,527,836
...........................................................................................................................
                 89  NTT DoCoMo, Inc. 144A                                                                       1,045,980
...........................................................................................................................
              3,600  Obic Company, Ltd.                                                                            714,313
...........................................................................................................................
             35,000  Olympus Optical Co., Ltd.                                                                     503,491
...........................................................................................................................
             17,800  Omron Corp.                                                                                   237,723
...........................................................................................................................
             11,900  Orix Corp.                                                                                  1,066,173
...........................................................................................................................
             33,000  Ricoh Co., Ltd.                                                                               614,492
...........................................................................................................................
              8,600  Rohm Co., Ltd.                                                                              1,116,389
...........................................................................................................................
             18,000  Sankyo Co., Ltd.                                                                              308,391
...........................................................................................................................
             34,000  Seven-Eleven Japan Co., Ltd.                                                                1,240,279
...........................................................................................................................
             18,100  Shin-Etsu Chemical Co.                                                                        650,597
...........................................................................................................................
             36,400  Sony Corp.                                                                                  1,663,952
...........................................................................................................................
            125,000  Sumitomo Chemical Co., Ltd.                                                                   424,505
...........................................................................................................................
             93,000  Sumitomo Corp.                                                                                426,550
...........................................................................................................................
                400  Sumitomo Mitsui Banking Corp.                                                                   1,694
...........................................................................................................................
             38,000  Taisho Pharmaceutical Co., Ltd.                                                               597,398
...........................................................................................................................
             32,000  Takeda Chemical Industries                                                                  1,448,163
...........................................................................................................................
              6,180  Takefuji Corp.                                                                                447,105
...........................................................................................................................
             62,000  Tokio Marine & Fire Insurance
                     Co., Ltd. (The)                                                                               453,283
...........................................................................................................................
             24,400  Tokyo Electric Power Co.                                                                      519,525
...........................................................................................................................
            237,000  Tokyo Gas Co., Ltd.                                                                           634,846
...........................................................................................................................
             46,000  Toppan Printing Co., Ltd.                                                                     424,421
...........................................................................................................................
            120,900  Toyota Motor Corp.                                                                          3,063,214
...........................................................................................................................
              8,200  Yamada Denki Co., Ltd.                                                                        575,724
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                38,281,511
--------------------------------------------------------------------------------------------------------------------------
Singapore (4.4%)
...........................................................................................................................
             46,800  DBS Group Holdings, Ltd. 144A                                                                 349,859
...........................................................................................................................
             17,500  Flextronics International, Ltd. (NON)                                                         419,825
...........................................................................................................................
             65,000  Singapore Airlines, Ltd.                                                                      387,324
...........................................................................................................................
             42,000  Singapore Press Holdings, Ltd.                                                                495,991
...........................................................................................................................
            147,000  United Overseas Bank, Ltd.                                                                  1,011,322
...........................................................................................................................
             41,500  Venture Manufacturing, Ltd.                                                                   298,998
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,963,319
--------------------------------------------------------------------------------------------------------------------------
South Korea (8.6%)
...........................................................................................................................
             16,900  Hyundai Motor Co., Ltd.                                                                       346,132
...........................................................................................................................
             14,942  Kookmin Bank                                                                                  566,545
...........................................................................................................................
             25,060  Korea Electric Power Corp.                                                                    414,041
...........................................................................................................................
             29,120  Korea Telecom Corp. ADR                                                                       592,010
...........................................................................................................................
             50,400  Korea Tobacco & Ginseng Corp.
                     144A GDR (NON)                                                                                390,600
...........................................................................................................................
              3,960  Pohang Iron & Steel Co., Ltd.                                                                 367,839
...........................................................................................................................
              9,323  Samsung Electronics Co., Ltd.                                                               1,980,445
...........................................................................................................................
              9,200  Samsung Securities Co., Ltd. (NON)                                                            335,176
...........................................................................................................................
             35,300  SK Telecom Co., Ltd. ADR                                                                      763,186
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,755,974
--------------------------------------------------------------------------------------------------------------------------
Taiwan (5.1%)
...........................................................................................................................
             31,200  ASE Test, Ltd. (NON)                                                                          434,616
...........................................................................................................................
             81,750  Asustek Computer, Inc. GDR                                                                    357,569
...........................................................................................................................
            671,096  Chinatrust Commercial Bank                                                                    402,888
...........................................................................................................................
            350,000  Compal Electronics, Inc.                                                                      442,253
...........................................................................................................................
            118,416  Hon Hai Precision Industry                                                                    541,640
...........................................................................................................................
            165,082  Taiwan Semiconductor Manufacturing Co. (NON)                                                  412,941
...........................................................................................................................
            561,800  United Microelectronics Corp. (NON)                                                           819,091
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,410,998
--------------------------------------------------------------------------------------------------------------------------
Thailand (0.5%)
...........................................................................................................................
            336,000  Advanced Info Service Public Co., Ltd.                                                        309,704
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $78,325,255)                                                                        $66,304,553
--------------------------------------------------------------------------------------------------------------------------
UNITS (1.0%)(a) (NON) (cost $620,834)
--------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                      Value
...........................................................................................................................
              7,749  Infosys Technologies, Ltd. 144A
                     Structured Call Warrants (Issued by
                     UBS AG), expiration 7/16/02 (India)                                                          $656,517
--------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS OUTSTANDING (0.5%) (a)
(cost $353,523)
--------------------------------------------------------------------------------------------------------------------------
                                                                                               Expiration
Contract Amount                                                                                  Date                Value
...........................................................................................................................
                 90  Fuji Television
                     Network, Inc.                                                              Dec. 02           $363,338
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.6%)(a)(cost $1,088,546)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
...........................................................................................................................
         $1,089,952  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from
                     January 2, 2002 to February 28, 2002 (d)                                                   $1,088,546
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $80,388,158) (b)                                                                    $68,412,954
--------------------------------------------------------------------------------------------------------------------------
The fund had the following industry group concentration greater than 10%
at December 31, 2001 (as a percentage of net assets):
Electronics                                                11.4%
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Capital Appreciation Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (90.1%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Advertising and Marketing Services (0.7%)
...........................................................................................................................
              1,040  Omnicom Group, Inc.                                                                           $92,924
...........................................................................................................................
              1,733  Valassis Communications, Inc. (NON)                                                            61,729
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   154,653
--------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (1.1%)
...........................................................................................................................
              1,865  Lockheed Martin Corp.                                                                          87,040
...........................................................................................................................
              3,200  Raytheon Co.                                                                                  103,904
...........................................................................................................................
              1,680  United Defense Industries, Inc. (NON)                                                          35,364
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   226,308
--------------------------------------------------------------------------------------------------------------------------
Automotive (0.3%)
...........................................................................................................................
                300  BorgWarner Automotive, Inc.                                                                    15,675
...........................................................................................................................
                969  Lear Corp. (NON)                                                                               36,958
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    52,633
--------------------------------------------------------------------------------------------------------------------------
Banking (5.9%)
...........................................................................................................................
              4,410  Bank of America Corp.                                                                         277,610
...........................................................................................................................
              2,848  Bank of New York Company, Inc. (The)                                                          116,198
...........................................................................................................................
              2,000  Comerica, Inc.                                                                                114,600
...........................................................................................................................
                760  Greater Bay Bancorp                                                                            21,721
...........................................................................................................................
              1,863  M&T Bank Corp.                                                                                135,720
...........................................................................................................................
              6,084  Sovereign Bancorp, Inc.                                                                        74,468
...........................................................................................................................
                562  TCF Financial Corp.                                                                            26,965
...........................................................................................................................
             11,000  U.S. Bancorp                                                                                  230,230
...........................................................................................................................
                927  UnionBanCal Corp.                                                                              35,226
...........................................................................................................................
              4,235  Wells Fargo & Co.                                                                             184,011
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,216,749
--------------------------------------------------------------------------------------------------------------------------
Beverage (1.9%)
...........................................................................................................................
              1,770  Anheuser-Busch Companies, Inc.                                                                 80,022
...........................................................................................................................
              3,585  Coca-Cola Co. (The)                                                                           169,033
...........................................................................................................................
              3,133  PepsiCo, Inc.                                                                                 152,546
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   401,601
--------------------------------------------------------------------------------------------------------------------------
Biotechnology (0.5%)
...........................................................................................................................
              1,375  Amgen, Inc. (NON)                                                                              77,605
...........................................................................................................................
                751  Cell Therapeutics, Inc. (NON)                                                                  18,129
...........................................................................................................................
              1,335  Sangamo BioSciences, Inc. (NON)                                                                12,469
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   108,203
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.1%)
...........................................................................................................................
              5,834  Clear Channel Communications, Inc. (NON)                                                      297,009
...........................................................................................................................
              1,115  Cox Radio, Inc. Class A (NON)                                                                  28,410
...........................................................................................................................
              2,563  Emmis Communications Corp. Class A (NON)                                                       60,589
...........................................................................................................................
              4,402  Sinclair Broadcast Group, Inc. (NON)                                                           41,643
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   427,651
--------------------------------------------------------------------------------------------------------------------------
Cable Television (1.2%)
...........................................................................................................................
              2,170  Adelphia Communications Corp. Class A (NON)                                                    67,661
...........................................................................................................................
              2,000  Comcast Corp. Class A (NON)                                                                    72,000
...........................................................................................................................
              1,695  Cox Communications, Inc. (NON)                                                                 71,037
...........................................................................................................................
              2,053  Mediacom Communications Corp. (NON)                                                            37,488
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   248,186
--------------------------------------------------------------------------------------------------------------------------
Chemicals (0.2%)
...........................................................................................................................
              1,300  Dow Chemical Co. (The)                                                                         43,914
...........................................................................................................................
                200  Solutia, Inc.                                                                                   2,804
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    46,718
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.5%)
...........................................................................................................................
                750  Sabre Holdings Corp. (NON)                                                                     31,763
...........................................................................................................................
              4,571  ServiceMaster Co. (The)                                                                        63,080
...........................................................................................................................
                210  West Corp. (NON)                                                                                5,237
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   100,080
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.2%)
...........................................................................................................................
              2,900  Avaya, Inc. (NON)                                                                              35,235
...........................................................................................................................
             16,410  Cisco Systems, Inc. (NON)                                                                     297,185
...........................................................................................................................
              1,250  Nokia OYJ ADR (Finland)                                                                        30,663
...........................................................................................................................
              1,365  QUALCOMM, Inc. (NON)                                                                           68,933
...........................................................................................................................
                800  Talx Corp.                                                                                     19,984
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   452,000
--------------------------------------------------------------------------------------------------------------------------
Computers (3.0%)
...........................................................................................................................
              1,857  Avocent Corp. (NON)                                                                            45,032
...........................................................................................................................
              5,400  Dell Computer Corp. (NON)                                                                     146,772
...........................................................................................................................
              2,700  EMC Corp. (NON)                                                                                36,288
...........................................................................................................................
              2,030  Hewlett-Packard Co.                                                                            41,696
...........................................................................................................................
              2,050  IBM Corp.                                                                                     247,968
...........................................................................................................................
              1,546  RadiSys Corp. (NON)                                                                            30,394
...........................................................................................................................
              2,516  SBS Technologies, Inc. (NON)                                                                   36,658
...........................................................................................................................
              3,330  Sun Microsystems, Inc. (NON)                                                                   40,959
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   625,767
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (5.3%)
...........................................................................................................................
             12,547  General Electric Co.                                                                          502,884
...........................................................................................................................
             10,000  Tyco International, Ltd. (Bermuda)                                                            589,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,091,884
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.2%)
...........................................................................................................................
                910  MBNA Corp.                                                                                     32,032
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.0%)
...........................................................................................................................
              2,560  Colgate-Palmolive Co.                                                                         147,840
...........................................................................................................................
              3,425  Gillette Co. (The)                                                                            114,395
...........................................................................................................................
              2,000  Procter & Gamble Co.                                                                          158,260
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   420,495
--------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.4%)
...........................................................................................................................
              1,029  Arbitron, Inc. (NON)                                                                           35,140
...........................................................................................................................
              2,034  Heidrick & Struggles International, Inc. (NON)                                                 36,917
...........................................................................................................................
                967  Korn/Ferry International (NON)                                                                 10,299
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    82,356
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.3%)
...........................................................................................................................
              5,813  Entergy Corp.                                                                                 227,346
...........................................................................................................................
              2,273  Sierra Pacific Resources                                                                       34,209
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   261,555
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.3%)
...........................................................................................................................
              1,200  Emerson Electric Co.                                                                           68,520
--------------------------------------------------------------------------------------------------------------------------
Electronics (5.5%)
...........................................................................................................................
              1,900  Altera Corp. (NON)                                                                             40,318
...........................................................................................................................
              5,129  APW, Ltd. (NON)                                                                                 8,565
...........................................................................................................................
                500  Belden, Inc.                                                                                   11,775
...........................................................................................................................
                900  Broadcom Corp. Class A (NON)                                                                   36,783
...........................................................................................................................
              2,290  Flextronics International, Ltd.
                     (Singapore) (NON)                                                                              54,937
...........................................................................................................................
             13,875  Intel Corp.                                                                                   436,369
...........................................................................................................................
              1,313  Lattice Semiconductor Corp. (NON)                                                              27,008
...........................................................................................................................
                740  Maxim Integrated Products, Inc. (NON)                                                          38,857
...........................................................................................................................
              1,680  Merix Corp. (NON)                                                                              28,980
...........................................................................................................................
              1,500  Micron Technology, Inc. (NON)                                                                  46,500
...........................................................................................................................
              3,575  Motorola, Inc.                                                                                 53,697
...........................................................................................................................
              1,268  PerkinElmer, Inc.                                                                              44,405
...........................................................................................................................
                653  Plexus Corp. (NON)                                                                             17,344
...........................................................................................................................
              2,395  Sipex Corp. (NON)                                                                              30,776
...........................................................................................................................
              1,200  Sipex Corp. (private) (NON)                                                                    15,420
...........................................................................................................................
              2,800  Texas Instruments, Inc.                                                                        78,400
...........................................................................................................................
              1,124  Thermo Electron Corp. (NON)                                                                    26,819
...........................................................................................................................
              1,300  Xilinx, Inc. (NON)                                                                             50,765
...........................................................................................................................
              7,707  Zarlink Semiconductor, Inc. (Canada) (NON)                                                     86,704
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,134,422
--------------------------------------------------------------------------------------------------------------------------
Energy (0.6%)
...........................................................................................................................
              1,500  GlobalSantaFe Corp.                                                                            42,780
...........................................................................................................................
              1,210  National-Oilwell, Inc. (NON)                                                                   24,938
...........................................................................................................................
              1,215  Schlumberger, Ltd.                                                                             66,764
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   134,482
--------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.2%)
...........................................................................................................................
              1,421  Insituform Technologies, Inc. Class A (NON)                                                    36,349
--------------------------------------------------------------------------------------------------------------------------
Entertainment (1.5%)
...........................................................................................................................
              2,962  Six Flags, Inc. (NON)                                                                          45,556
...........................................................................................................................
              6,052  Viacom, Inc. Class B (NON)                                                                    267,196
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   312,752
--------------------------------------------------------------------------------------------------------------------------
Financial (4.1%)
...........................................................................................................................
             10,365  Citigroup, Inc.                                                                               523,225
...........................................................................................................................
              1,175  Fannie Mae                                                                                     93,413
...........................................................................................................................
              3,630  Freddie Mac                                                                                   237,402
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   854,040
--------------------------------------------------------------------------------------------------------------------------
Food (1.2%)
...........................................................................................................................
                971  Dean Foods Co. (NON)                                                                           66,222
...........................................................................................................................
              5,560  Kraft Foods, Inc. Class A                                                                     189,207
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   255,429
--------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.2%)
...........................................................................................................................
                515  Gtech Holdings Corp. (NON)                                                                     23,324
...........................................................................................................................
              2,300  Park Place Entertainment Corp. (NON)                                                           21,091
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    44,415
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.4%)
...........................................................................................................................
              7,100  HCA, Inc.                                                                                     273,634
...........................................................................................................................
                840  Pediatrix Medical Group, Inc. (NON)                                                            28,493
...........................................................................................................................
              3,315  Tenet Healthcare Corp. (NON)                                                                  194,657
...........................................................................................................................
                819  Trigon Healthcare, Inc. (NON)                                                                  56,880
...........................................................................................................................
              1,050  Unilab Corp. (NON)                                                                             26,355
...........................................................................................................................
              1,686  UnitedHealth Group, Inc.                                                                      119,318
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   699,337
--------------------------------------------------------------------------------------------------------------------------
Insurance (2.3%)
...........................................................................................................................
              4,084  American International Group, Inc.                                                            324,270
...........................................................................................................................
                725  Everest Re Group, Ltd. (Barbados)                                                              51,258
...........................................................................................................................
              1,282  Fidelity National Financial, Inc.                                                              31,794
...........................................................................................................................
              1,270  IPC Holdings, Ltd. (Bermuda)                                                                   37,592
...........................................................................................................................
                108  Market Corp. (NON)                                                                             19,402
...........................................................................................................................
              1,069  Odyssey Re Holdings Corp.                                                                      18,921
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   483,237
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.9%)
...........................................................................................................................
              1,128  A.G. Edwards, Inc.                                                                             49,824
...........................................................................................................................
              2,529  Goldman Sachs Group, Inc. (The)                                                               234,565
...........................................................................................................................
              2,164  Merrill Lynch & Company, Inc.                                                                 112,788
...........................................................................................................................
              2,200  Morgan Stanley Dean Witter & Co.                                                              123,068
...........................................................................................................................
              2,398  Waddell & Reed Financial, Inc.                                                                 77,216
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   597,461
--------------------------------------------------------------------------------------------------------------------------
Leisure (0.2%)
...........................................................................................................................
              2,378  Brunswick Corp.                                                                                51,745
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.5%)
...........................................................................................................................
                200  Four Seasons Hotels, Inc. (Canada)                                                              9,352
...........................................................................................................................
              1,735  Orient-Express Hotels, Ltd. Class A
                     (Bermuda) (NON)                                                                                31,404
...........................................................................................................................
              4,431  Royal Caribbean Cruises, Ltd.                                                                  71,782
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   112,538
--------------------------------------------------------------------------------------------------------------------------
Machinery (0.9%)
...........................................................................................................................
                707  Briggs & Stratton                                                                              30,189
...........................................................................................................................
                800  Caterpillar, Inc.                                                                              41,800
...........................................................................................................................
              1,900  Deere (John) & Co.                                                                             82,954
...........................................................................................................................
                764  Kennametal, Inc.                                                                               30,766
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   185,709
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.5%)
...........................................................................................................................
              2,995  Pentair, Inc.                                                                                 109,347
--------------------------------------------------------------------------------------------------------------------------
Media (0.7%)
...........................................................................................................................
              3,105  AOL Time Warner, Inc. (NON)                                                                    99,671
...........................................................................................................................
              1,600  USA Networks, Inc. (NON)                                                                       43,696
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   143,367
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.8%)
...........................................................................................................................
              3,890  Baxter International, Inc.                                                                    208,621
...........................................................................................................................
              1,058  Charles River Laboratories
                     International, Inc. (NON)                                                                      35,422
...........................................................................................................................
              1,700  Guidant Corp. (NON)                                                                            84,660
...........................................................................................................................
              3,000  Medtronic, Inc.                                                                               153,630
...........................................................................................................................
              1,250  Natus Medical, Inc. (NON)                                                                       7,875
...........................................................................................................................
              1,292  St. Jude Medical, Inc. (NON)                                                                  100,324
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   590,532
--------------------------------------------------------------------------------------------------------------------------
Metals (0.3%)
...........................................................................................................................
              2,751  AK Steel Holding Corp.                                                                         31,306
...........................................................................................................................
              2,595  Freeport-McMoRan Copper & Gold, Inc.
                     Class B (NON)                                                                                  34,747
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    66,053
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.2%)
...........................................................................................................................
              1,500  Dynegy, Inc. Class A                                                                           38,250
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (3.6%)
...........................................................................................................................
              1,665  EOG Resources, Inc.                                                                            65,118
...........................................................................................................................
             10,330  Exxon Mobil Corp.                                                                             405,969
...........................................................................................................................
              2,079  Noble Drilling Corp. (NON)                                                                     70,769
...........................................................................................................................
              3,890  Ocean Energy, Inc.                                                                             74,688
...........................................................................................................................
                997  Pioneer Natural Resources Co. (NON)                                                            19,202
...........................................................................................................................
              3,050  Unocal Corp.                                                                                  110,014
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   745,760
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (0.2%)
...........................................................................................................................
                800  Weyerhaeuser Co.                                                                               43,264
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.3%)
...........................................................................................................................
                500  Allergan, Inc.                                                                                 37,525
...........................................................................................................................
              3,400  American Home Products Corp.                                                                  208,624
...........................................................................................................................
                803  Cambrex Corp.                                                                                  35,011
...........................................................................................................................
              1,295  ICN Pharmaceuticals, Inc.                                                                      43,383
...........................................................................................................................
              7,130  Johnson & Johnson                                                                             421,383
...........................................................................................................................
                792  Noven Pharmaceuticals, Inc. (NON)                                                              14,058
...........................................................................................................................
             11,354  Pfizer, Inc.                                                                                  452,457
...........................................................................................................................
              7,040  Pharmacia Corp.                                                                               300,256
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,512,697
--------------------------------------------------------------------------------------------------------------------------
Publishing (0.1%)
...........................................................................................................................
              1,300  Belo Corp. Class A                                                                             24,375
--------------------------------------------------------------------------------------------------------------------------
Railroads (0.9%)
...........................................................................................................................
              2,800  CSX Corp.                                                                                      98,140
...........................................................................................................................
              4,450  Norfolk Southern Corp.                                                                         81,569
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   179,709
--------------------------------------------------------------------------------------------------------------------------
Real Estate (0.8%)
...........................................................................................................................
                650  Arden Realty, Inc. (R)                                                                         17,225
...........................................................................................................................
              4,600  Equity Office Properties Trust (R)                                                            138,368
...........................................................................................................................
                551  Pan Pacific Retail Properties, Inc. (R)                                                        15,825
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   171,418
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.3%)
...........................................................................................................................
              7,445  SBC Communications, Inc.                                                                      291,621
...........................................................................................................................
              3,800  Verizon Communications, Inc.                                                                  180,348
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   471,969
--------------------------------------------------------------------------------------------------------------------------
Restaurants (0.2%)
...........................................................................................................................
              1,394  RARE Hospitality International, Inc. (NON)                                                     31,421
--------------------------------------------------------------------------------------------------------------------------
Retail (5.9%)
...........................................................................................................................
                954  AnnTaylor Stores Corp. (NON)                                                                   33,390
...........................................................................................................................
                971  Barnes & Noble, Inc. (NON)                                                                     28,742
...........................................................................................................................
                800  Cost Plus, Inc. (NON)                                                                          21,200
...........................................................................................................................
              1,853  Dollar Tree Stores, Inc. (NON)                                                                 57,276
...........................................................................................................................
                790  Duane Reade, Inc. (NON)                                                                        23,977
...........................................................................................................................
              3,500  Home Depot, Inc. (The)                                                                        178,535
...........................................................................................................................
              1,270  J. Jill Group, Inc. (NON)                                                                      27,343
...........................................................................................................................
                100  J. Jill Group, Inc. (private)                                                                   2,153
...........................................................................................................................
              3,400  Lowe's Companies, Inc.                                                                        157,758
...........................................................................................................................
              2,863  Pier 1 Imports, Inc.                                                                           49,644
...........................................................................................................................
              1,260  Regis Corp.                                                                                    32,483
...........................................................................................................................
             12,361  Rite Aid Corp. (NON)                                                                           62,547
...........................................................................................................................
                800  Target Corp.                                                                                   32,840
...........................................................................................................................
              7,630  TJX Companies, Inc. (The)                                                                     304,132
...........................................................................................................................
              3,720  Wal-Mart Stores, Inc.                                                                         214,086
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,226,106
--------------------------------------------------------------------------------------------------------------------------
Schools (0.3%)
...........................................................................................................................
                840  DeVry, Inc. (NON)                                                                              23,898
...........................................................................................................................
              1,391  Learning Tree International, Inc. (NON)                                                        38,809
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    62,707
--------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.2%)
...........................................................................................................................
                800  Applied Films Corp. (NON)                                                                      25,000
...........................................................................................................................
              1,900  Applied Materials, Inc. (NON)                                                                  76,190
...........................................................................................................................
              1,558  Cognex Corp. (NON)                                                                             39,900
...........................................................................................................................
              2,047  Credence Systems Corp. (NON)                                                                   38,013
...........................................................................................................................
              2,810  Mykolis Corp. (NON)                                                                            44,960
...........................................................................................................................
              1,117  Nanometrics, Inc. (NON)                                                                        21,670
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   245,733
--------------------------------------------------------------------------------------------------------------------------
Software (4.2%)
...........................................................................................................................
              1,300  Adobe Systems, Inc.                                                                            40,365
...........................................................................................................................
                400  Borland Software Corp. (NON)                                                                    6,264
...........................................................................................................................
              8,905  Microsoft Corp. (NON)                                                                         589,956
...........................................................................................................................
              1,848  Network Associates, Inc. (NON)                                                                 47,771
...........................................................................................................................
              9,060  Oracle Corp. (NON)                                                                            125,119
...........................................................................................................................
              1,275  Rational Software Corp. (NON)                                                                  24,863
...........................................................................................................................
              1,400  Siebel Systems, Inc. (NON)                                                                     39,172
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   873,510
--------------------------------------------------------------------------------------------------------------------------
Technology Services (0.7%)
...........................................................................................................................
              1,200  Convergys Corp. (NON)                                                                          44,988
...........................................................................................................................
              1,129  F.Y.I., Inc. (NON)                                                                             37,822
...........................................................................................................................
              1,890  Interactive Data Corp.                                                                         26,725
...........................................................................................................................
              2,783  KPMG Consulting, Inc. (NON)                                                                    46,114
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   155,649
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.3%)
...........................................................................................................................
             11,600  Nextel Communications, Inc. Class A (NON)                                                     127,136
...........................................................................................................................
              6,000  Sprint Corp. (PCS Group) (NON)                                                                146,460
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   273,596
--------------------------------------------------------------------------------------------------------------------------
Textiles (0.9%)
...........................................................................................................................
              1,500  Nike, Inc.                                                                                     84,360
...........................................................................................................................
              3,365  Reebok International, Ltd. (NON)                                                               89,173
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   173,533
--------------------------------------------------------------------------------------------------------------------------
Tobacco (1.5%)
...........................................................................................................................
              6,950  Philip Morris Companies, Inc.                                                                 318,658
--------------------------------------------------------------------------------------------------------------------------
Toys (0.8%)
...........................................................................................................................
              5,646  Hasbro, Inc.                                                                                   91,635
...........................................................................................................................
              4,525  Mattel, Inc.                                                                                   77,830
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   169,465
--------------------------------------------------------------------------------------------------------------------------
Waste Management (0.8%)
...........................................................................................................................
              5,555  Waste Management, Inc.                                                                        177,260
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $17,977,748)                                                                        $18,723,686
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (10.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
           $533,476  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from
                     January 2, 2002 to February 28, 2002 (d)                                                     $532,788
...........................................................................................................................
            115,000  U.S. Treasury Bills with effective
                     yields of 1.74% to 1.81% maturing
                     June 13, 2002 (SEG)                                                                           114,087
...........................................................................................................................
            785,000  Interest in $221,765,000 joint
                     repurchase agreement dated
                     December 31, 2001 with Lehman
                     Brothers, Inc. due
                     January 2, 2002
                     with respect to various U.S.
                     Government obligations -- maturity
                     value of $785,077 for an effective
                     yield of 1.77%                                                                                785,000
...........................................................................................................................
            750,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $750,075 for an effective yield
                     of 1.80%
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $2,181,875)                                                                          $2,181,875
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $20,159,623) (b)                                                                    $20,905,561
--------------------------------------------------------------------------------------------------------------------------



Futures Contracts Outstanding at December 31, 2001
--------------------------------------------------------------------------------------------------------------------------
                                    Aggregate   Expiration     Unrealized
                      Total Value  Face Value      Date       Appreciation
...........................................................................................................................
Russell 2000 (Long)    $1,467,901   $1,443,401    Mar-02        $24,500
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




Putnam VT Diversified Income Fund
The fund's portfolio
December 31, 2001

CORPORATE BONDS AND NOTES (47.5%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                             Value
...................................................................................................
Basic Materials (6.0%)
...................................................................................................
          $750,000  Acetex Corp. sr. notes 10 7/8s, 2009
                    (Canada)                                                              $746,250
...................................................................................................
           270,000  Airgas, Inc. company guaranty 9 1/8s, 2011                             284,850
...................................................................................................
           940,000  AK Steel Corp. company guaranty
                    7 7/8s, 2009                                                           925,900
...................................................................................................
           230,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                  235,750
...................................................................................................
           207,665  Anker Coal Group, Inc. company
                    guaranty Ser. B, 14 1/4s, 2007 (PIK)                                    89,296
...................................................................................................
           490,000  Appleton Papers, Inc. 144A sr. sub. notes
                    12 1/2s, 2008                                                          465,500
...................................................................................................
         1,430,000  ARCO Chemical Co. deb. 9.8s, 2020                                    1,329,900
...................................................................................................
           250,000  Armco, Inc. sr. notes 9s, 2007                                         255,000
...................................................................................................
           320,000  Avecia Group PLC company guaranty
                    11s, 2009 (United Kingdom)                                             304,000
...................................................................................................
         1,080,000  Better Minerals & Aggregates Co.
                    company guaranty 13s, 2009                                             918,000
...................................................................................................
           340,000  Bowater Canada Finance 144A notes
                    7.95s, 2011 (Canada)                                                   342,499
...................................................................................................
           480,000  Centaur Mining & Exploration company
                    guaranty 11s, 2007 (Australia)
                    (In default) (NON)                                                      24,000
...................................................................................................
           550,000  Compass Minerals Group, Inc. 144A
                    sr. sub. notes 10s, 2011                                               570,625
...................................................................................................
           790,000  Doe Run Resources Corp. company
                    guaranty Ser. B, 11 1/4s, 2005                                         158,000
...................................................................................................
           120,000  Doe Run Resources Corp. company
                    guaranty Ser. B (a), 11 1/4s, 2005                                      33,600
...................................................................................................
           270,000  Doe Run Resources Corp. company
                    guaranty FRN Ser. B, 9.38s, 2003                                        48,600
...................................................................................................
           300,000  Doman Industries, Ltd. company
                    guaranty 12s, 2004 (Canada)                                            255,750
...................................................................................................
         1,030,000  Doman Industries, Ltd. sr. notes
                    8 3/4s, 2004 (Canada)                                                  195,700
...................................................................................................
         1,600,000  Equistar Chemicals LP/Equistar
                    Funding Corp. company guaranty
                    10 1/8s, 2008                                                        1,616,000
...................................................................................................
           230,000  Ferro Corp. sr. notes 9 1/8s, 2009                                     231,150
...................................................................................................
           860,000  Four M Corp. sr. notes Ser. B, 12s, 2006                               842,800
...................................................................................................
            10,000  Gaylord Container Corp. sr. notes
                    Ser. B, 9 3/4s, 2007                                                     8,400
...................................................................................................
           500,000  Gaylord Container Corp. sr. notes
                    Ser. B, 9 3/8s, 2007                                                   420,000
...................................................................................................
           130,000  Gaylord Container Corp. sr. sub. notes
                    9 7/8s, 2008                                                            51,675
...................................................................................................
           150,000  Georgia Gulf Corp. company guaranty
                    10 3/8s, 2007                                                          156,750
...................................................................................................
         1,410,000  Hercules, Inc. company guaranty
                    11 1/8s, 2007                                                        1,452,300
...................................................................................................
           250,000  Huntsman Corp. 144A sr. sub. notes
                    9 1/2s, 2007                                                            46,875
...................................................................................................
           550,000  Huntsman Corp. 144A sr. sub. notes
                    FRN 5.231s, 2007                                                       104,500
...................................................................................................
         1,520,000  Huntsman ICI Chemicals, Inc. company
                    guaranty 10 1/8s, 2009                                               1,444,000
...................................................................................................
           330,000  IMC Global, Inc. company guaranty
                    Ser. B, 11 1/4s, 2011                                                  354,951
...................................................................................................
           750,000  IMC Global, Inc. company guaranty
                    Ser. B, 10 7/8s, 2008                                                  800,790
...................................................................................................
         1,340,000  ISP Chemco, Inc. company guaranty
                    Ser. B, 10 1/4s, 2011                                                1,407,000
...................................................................................................
           420,000  ISP Chemco, Inc. 144A sr. sub. notes
                    10 1/4s, 2011                                                          441,000
...................................................................................................
           180,000  ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                          182,700
...................................................................................................
            60,000  Kaiser Aluminum & Chemical Corp.
                    sr. notes Ser. B, 10 7/8s, 2006                                         54,600
...................................................................................................
         1,520,000  Kaiser Aluminum & Chemical Corp.
                    sr. sub. notes 12 3/4s, 2003                                         1,107,700
...................................................................................................
         1,040,000  LTV Corp. company guaranty 11 3/4s,
                    2009 (In default) (NON)                                                 10,400
...................................................................................................
         1,380,000  Lyondell Petrochemical Co. notes
                    Ser. A, 9 5/8s, 2007                                                 1,386,900
...................................................................................................
EUR        190,000  Messer Griesheim Holdings AG sr. notes
                    10 3/8s, 2011 (Germany)                                                174,212
...................................................................................................
        $1,080,000  Millenium America, Inc. company
                    guaranty 9 1/4s, 2008                                                1,112,400
...................................................................................................
           790,000  Morrison Knudsen Corp. 144A sr. notes
                    11s, 2010 (In default) (NON)                                            79,000
...................................................................................................
           390,000  National Steel Corp. 1st mtge. Ser. D,
                    9 7/8s, 2009                                                           140,400
...................................................................................................
           160,000  Norske Skog Canada, Ltd. 144A sr. notes
                    8 5/8s, 2011 (Canada)                                                  165,600
...................................................................................................
           320,000  Noveon, Inc. company guaranty Ser. B,
                    11s, 2011                                                              332,800
...................................................................................................
           510,000  OM Group, Inc. 144A sr. sub. notes
                    9 1/4s, 2011                                                           515,100
...................................................................................................
           240,000  Oregon Steel Mills 1st mtge. 11s, 2003                                 234,000
...................................................................................................
           298,000  P&L Coal Holdings Corp. company
                    guaranty Ser. B, 9 5/8s, 2008                                          318,860
...................................................................................................
           880,000  Pacifica Papers, Inc. sr. notes 10s, 2009
                    (Canada)                                                               946,000
...................................................................................................
         1,090,000  PCI Chemicals & Pharmaceuticals
                    company guaranty 9 1/4s, 2007
                    (Canada) (In default) (NON)                                            436,000
...................................................................................................
           670,000  Pioneer Americas Acquisition company
                    guaranty 9 1/4s, 2007 (In default) (NON)                               187,600
...................................................................................................
           250,000  Polymer Group, Inc. company guaranty
                    Ser. B, 9s, 2007                                                        72,500
...................................................................................................
            60,000  Polymer Group, Inc. company guaranty
                    Ser. B, 8 3/4s, 2008                                                    17,700
...................................................................................................
           770,000  Potlatch Corp. 144A sr. sub. notes
                    10s, 2011                                                              799,568
...................................................................................................
         1,040,000  Premium Standard Farms, Inc. sr. notes
                    9 1/4s, 2011                                                         1,063,400
...................................................................................................
         1,890,000  Riverwood International Corp. company
                    guaranty 10 7/8s, 2008                                               1,918,350
...................................................................................................
            75,000  Riverwood International Corp. company
                    guaranty 10 5/8s, 2007                                                  78,000
...................................................................................................
           740,000  Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                            481,000
...................................................................................................
           410,000  Sterling Chemicals Holdings sr. disc.
                    notes 13 1/2s, 2008 (In default) (NON)                                   3,686
...................................................................................................
           780,000  Sterling Chemicals, Inc. company guaranty
                    Ser. B, 12 3/8s, 2006 (In default) (NON)                               655,200
...................................................................................................
           696,290  Stone Container Corp. bank term loan
                    FRN Ser. F, 5 3/8s, 2006 (acquired
                    10/19/01, cost $691,068) (RES)                                         697,083
...................................................................................................
           110,000  Stone Container Corp. sr. notes
                    12.58s, 2016                                                           116,050
...................................................................................................
         1,390,000  Stone Container Corp. sr. notes
                    9 3/4s, 2011                                                         1,494,250
...................................................................................................
           300,000  Stone Container Corp. sr. notes
                    9 1/4s, 2008                                                           316,500
...................................................................................................
           280,000  Stone Container Corp. 144A company
                    guaranty 11 1/2s, 2006 (Canada)                                        299,600
...................................................................................................
           930,000  Tembec Industries, Inc. company
                    guaranty 8 5/8s, 2009 (Canada)                                         960,225
...................................................................................................
           560,000  Tembec Industries, Inc. company
                    guaranty 8 1/2s, 2011 (Canada)                                         576,800
...................................................................................................
           170,000  Texas Petrochemical Corp. sr. sub. notes
                    Ser. B, 11 1/8s, 2006                                                  139,400
...................................................................................................
           710,000  United States Steel, LLC 144A company
                    guaranty 10 3/4s, 2008                                                 688,700
...................................................................................................
           670,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                            350,075
...................................................................................................
            70,000  Weirton Steel Corp. 144A sr. notes
                    10 3/4s, 2005                                                            7,350
...................................................................................................
           820,000  Wheeling-Pittsburgh Steel Corp. sr. notes
                    9 1/4s, 2007 (In default) (NON)                                         23,575
...................................................................................................
           360,000  WHX Corp. sr. notes 10 1/2s, 2005                                      180,000
--------------------------------------------------------------------------------------------------
                                                                                        34,884,695
--------------------------------------------------------------------------------------------------
Capital Goods (3.6%)
...................................................................................................
           780,000  AEP Industries, Inc. sr. sub. notes
                    9 7/8s, 2007                                                           737,100
...................................................................................................
           414,129  Allied Waste Industries, Inc. bank
                    term loan FRN, Ser. B, 4.688s, 2006
                    (acquired 10/22/01, cost $405,329) (RES)                               409,683
...................................................................................................
         3,990,000  Allied Waste Industries, Inc. company
                    guaranty Ser. B, 10s, 2009                                           4,089,750
...................................................................................................
           160,000  Applied Extrusion Technologies, Inc.
                    company guaranty Ser. B, 10 3/4s, 2011                                 169,200
...................................................................................................
           540,000  Argo-Tech Corp. company guaranty
                    Ser. D, 8 5/8s, 2007                                                   345,600
...................................................................................................
           810,000  Argo-Tech Corp. 144A company guaranty
                    8 5/8s, 2007                                                           518,400
...................................................................................................
           475,000  BE Aerospace, Inc. sr. sub. notes
                    9 1/2s, 2008                                                           412,063
...................................................................................................
         1,180,000  BE Aerospace, Inc. sr. sub. notes
                    Ser. B, 8s, 2008                                                       988,250
...................................................................................................
         1,440,000  Blount, Inc. company guaranty 13s, 2009                                640,800
...................................................................................................
           350,000  Briggs & Stratton company guaranty
                    8 7/8s, 2011                                                           364,095
...................................................................................................
         1,140,000  Browning-Ferris deb. 7.4s, 2035                                        912,000
...................................................................................................
            30,000  Case Corp. notes 7 1/4s, 2016                                           23,400
...................................................................................................
           140,000  Case Corp. notes 7 1/4s, 2005                                          121,800
...................................................................................................
           820,000  Decrane Aircraft Holdings Co. company
                    guaranty Ser. B, 12s, 2008                                             766,700
...................................................................................................
           968,548  Flowserve Corp. bank term loan FRN
                    Ser. B, 5.793s, 2006 (acquired
                    12/01/00, cost $968,548) (RES)                                         971,009
...................................................................................................
           616,000  Flowserve Corp. company guaranty
                    12 1/4s, 2010                                                          689,920
...................................................................................................
           680,000  Hexcel Corp. sr. sub. notes 9 3/4s, 2009                               380,800
...................................................................................................
           410,000  Insilco Holding Co. sr. disc. notes stepped-
                    coupon zero % (14s, 8/15/03), 2008 (STP)                                61,500
...................................................................................................
           400,000  L-3 Communications Corp. company
                    guaranty Ser. B, 8s, 2008                                              414,000
...................................................................................................
           320,000  L-3 Communications Corp. sr. sub. notes
                    8 1/2s, 2008                                                           332,800
...................................................................................................
           440,000  L-3 Communications Corp. sr. sub. notes
                    Ser. B, 10 3/8s, 2007                                                  470,800
...................................................................................................
           250,000  L-3 Communications Corp. 144A
                    Structured Notes (Issued by Credit
                    and Repackaged Securities) 8 1/2s,
                    2006 (Cayman Islands)                                                  257,813
...................................................................................................
           370,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                            376,475
...................................................................................................
         1,350,000  Motors and Gears, Inc. sr. notes
                    Ser. D, 10 3/4s, 2006                                                1,174,500
...................................................................................................
           700,000  Owens-Illinois, Inc. debs. 7.8s, 2018                                  588,000
...................................................................................................
           240,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                             217,200
...................................................................................................
           350,000  Pliant Corp. company guaranty 13s, 2010                                364,875
...................................................................................................
           590,000  Roller Bearing Company of America
                    company guaranty Ser. B, 9 5/8s, 2007                                  516,250
...................................................................................................
         1,300,000  Sequa Corp. sr. notes 9s, 2009                                       1,196,000
...................................................................................................
           380,000  Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                             349,600
...................................................................................................
           940,000  Tekni-Plex, Inc. company guaranty
                    Ser. B, 12 3/4s, 2010                                                  925,900
...................................................................................................
           140,000  Terex Corp. company guaranty
                    8 7/8s, 2008                                                           139,825
...................................................................................................
           300,000  Terex Corp. company guaranty Ser. B,
                    10 3/8s, 2011                                                          315,000
...................................................................................................
           230,000  Terex Corp. company guaranty Ser. D,
                    8 7/8s, 2008                                                           227,700
...................................................................................................
           442,258  U.S. Can Corp. bank term loan FRN,
                    Ser. B, 6.85s, 2008 (acquired 10/17/01,
                    cost $408,812) (RES)                                                   352,701
...................................................................................................
           440,000  U.S. Can Corp. company guaranty
                    Ser. B, 12 3/8s, 2010                                                  233,200
--------------------------------------------------------------------------------------------------
                                                                                        21,054,709
--------------------------------------------------------------------------------------------------
Communication Services (5.3%)
...................................................................................................
           960,000  360Networks, Inc. sr. notes 13s, 2008
                    (Canada) (In default) (NON)                                              9,600
...................................................................................................
           175,000  Airgate PCS, Inc. sr. sub. notes
                    stepped-coupon zero % (13 1/2s,
                    10/1/04), 2009 (STP)                                                   132,125
...................................................................................................
           490,000  Alamosa Delaware, Inc. company
                    guaranty 13 5/8s, 2011                                                 514,500
...................................................................................................
           100,000  Alamosa Delaware, Inc. company
                    guaranty 12 1/2s, 2011                                                 103,000
...................................................................................................
           340,000  Alamosa PCS Holdings, Inc. company
                    guaranty stepped-coupon zero %
                    (12 7/8s, 2/15/05), 2010 (STP)                                         207,400
...................................................................................................
           447,766  American Cellular Corp. bank term
                    loan FRN Ser. B, 5 1/2s, 2008
                    (acquired 2/29/00, cost $447,766) (RES)                                438,404
...................................................................................................
           960,000  American Cellular Corp. company
                    guaranty 9 1/2s, 2009                                                  940,800
...................................................................................................
         1,620,000  American Tower Corp. sr. notes
                    9 3/8s, 2009                                                         1,283,850
...................................................................................................
           340,000  Arch Communications, Inc. sr. notes
                    13 3/4s, 2008 (In default) (NON)                                         2,125
...................................................................................................
           300,000  Asia Global Crossing, Ltd. sr. notes
                    13 3/8s, 2010 (Bermuda)                                                105,000
...................................................................................................
           170,000  AT&T Wireless Services, Inc. sr. notes
                    7 7/8s, 2011                                                           181,203
...................................................................................................
           410,000  Birch Telecommunications, Inc. sr. notes
                    14s, 2008                                                               82,000
...................................................................................................
           430,000  Call-Net Enterprises, Inc. sr. notes
                    8s, 2008 (Canada)                                                      137,600
...................................................................................................
           920,000  Celcaribe SA sr. notes 13 1/2s, 2004
                    (Colombia)                                                             552,000
...................................................................................................
           460,000  Colo.com, Inc. 144A sr. notes 13 7/8s,
                    2010 (In default) (NON)                                                 73,600
...................................................................................................
           300,000  Crown Castle International Corp. sr. disc.
                    notes stepped-coupon zero % (11 1/4s,
                    8/1/04), 2011 (STP)                                                    192,000
...................................................................................................
           300,000  Crown Castle International Corp.
                    sr. notes 10 3/4s, 2011                                                292,500
...................................................................................................
           930,000  Crown Castle International Corp.
                    sr. notes 9 3/8s, 2011                                                 855,600
...................................................................................................
           840,000  Dobson/Sygnet Communications, Inc.
                    sr. notes 12 1/4s, 2008                                                890,400
...................................................................................................
           580,000  Econophone, Inc. company guaranty
                    13 1/2s, 2007 (In default) (NON)                                        11,600
...................................................................................................
           280,000  Esprit Telecom Group PLC sr. notes
                    11 1/2s, 2007 (United Kingdom)
                    (In default) (NON)                                                       1,400
...................................................................................................
           100,000  FLAG Telecom Holdings, Ltd. sr. notes
                    11 5/8s, 2010 (Bermuda)                                                 43,000
...................................................................................................
           520,000  Flag, Ltd. 144A sr. notes 8 1/4s, 2008
                    (Bermuda)                                                              353,600
...................................................................................................
            80,000  Global Crossing Holdings, Ltd. company
                    guaranty 9 5/8s, 2008 (Bermuda)                                          8,000
...................................................................................................
           130,000  Global Crossing Holdings, Ltd. company
                    guaranty 9 1/2s, 2009 (Bermuda)                                         13,000
...................................................................................................
         1,900,000  Global Crossing Holdings, Ltd. company
                    guaranty 8.7s, 2007 (Bermuda)                                          161,500
...................................................................................................
           920,000  Horizon PCS, Inc. company guaranty
                    stepped-coupon zero % (14s,
                    10/1/05), 2010 (STP)                                                   478,400
...................................................................................................
           310,000  Horizon PCS, Inc. 144A sr. notes
                    13 3/4s, 2011                                                          306,900
...................................................................................................
           140,000  Hyperion Telecommunications Corp.,
                    Inc. sr. disc. notes Ser. B, 13s, 2003                                   4,550
...................................................................................................
         1,100,000  Hyperion Telecommunications Corp., Inc.
                    sr. sub. notes 12s, 2007                                                44,000
...................................................................................................
           310,000  ICG Holdings, Inc. company guaranty
                    12 1/2s, 2006 (In default) (NON)                                        21,700
...................................................................................................
         2,520,000  ICG Services, Inc. sr. disc. notes stepped-
                    coupon zero % (9 7/8s, 5/1/03), 2008 (STP)                             201,600
...................................................................................................
           330,000  ICG Services, Inc. sr. disc. notes stepped-
                    coupon zero % (10s, 2/15/03), 2008 (STP)                                25,988
...................................................................................................
            60,000  Intermedia Communications, Inc.
                    sr. notes Ser. B, 8.6s, 2008                                            60,900
...................................................................................................
           400,000  Intermedia Communications, Inc.
                    sr. notes Ser. B, 8 1/2s, 2008                                         404,000
...................................................................................................
           690,000  Intermedia Communications, Inc.
                    sr. sub. notes stepped-coupon Ser. B,
                    zero % (12 1/4s, 3/1/04), 2009 (STP)                                   614,100
...................................................................................................
           790,000  iPCS, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 7/15/05), 2010 (STP)                                      525,350
...................................................................................................
           680,000  IWO Holdings, Inc. company guaranty
                    14s, 2011                                                              714,000
...................................................................................................
         1,230,000  KMC Telecommunications Holdings, Inc.
                    sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 2/15/03), 2008 (STP)                                          36,900
...................................................................................................
           440,000  Leap Wireless International, Inc.
                    company guaranty 12 1/2s, 2010                                         334,400
...................................................................................................
           280,000  Leap Wireless International, Inc.
                    company guaranty stepped-coupon
                    zero % (14 1/2s, 4/15/05), 2010 (STP)                                  102,200
...................................................................................................
           106,000  Level 3 Communications, Inc. sr. disc.
                    notes stepped-coupon zero %
                    (10 1/2s, 12/1/03), 2008 (STP)                                          33,125
...................................................................................................
           540,000  Madison River Capital Corp. sr. notes
                    13 1/4s, 2010                                                          388,800
...................................................................................................
         1,230,000  McCaw International, Ltd. sr. disc.
                    notes stepped-coupon zero % (13s,
                    4/15/02), 2007 (STP)                                                    61,500
...................................................................................................
           550,000  McLeodUSA, Inc. sr. notes 11 3/8s, 2009                                126,500
...................................................................................................
         1,120,000  McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                 240,800
...................................................................................................
           190,000  Metrocall, Inc. sr. sub. notes 11s, 2008
                    (In default) (NON)                                                       1,900
...................................................................................................
           150,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007
                    (In default) (NON)                                                       1,500
...................................................................................................
           160,000  Metrocall, Inc. sr. sub. notes 9 3/4s, 2007
                    (In default) (NON)                                                       1,600
...................................................................................................
           330,000  Metromedia Fiber Network, Inc. sr. notes
                    10s, 2009                                                               97,350
...................................................................................................
           920,000  Metromedia Fiber Network, Inc. sr. notes
                    Ser. B, 10s, 2008                                                      271,400
...................................................................................................
           530,000  Microcell Telecommunications sr. disc.
                    notes Ser. B, 14s, 2006 (Canada)                                       455,800
...................................................................................................
           520,000  Millicom International Cellular SA sr. disc.
                    notes 13 1/2s, 2006 (Luxembourg)                                       343,200
...................................................................................................
         1,130,000  Nextel Communications, Inc. sr. notes
                    12s, 2008                                                              985,925
...................................................................................................
         2,100,000  Nextel Communications, Inc. sr. notes
                    9 1/2s, 2011                                                         1,627,500
...................................................................................................
           660,000  Nextel Partners, Inc. sr. notes 11s, 2010                              534,600
...................................................................................................
            90,000  Nextel Partners, Inc. sr. notes 11s, 2010                               72,900
...................................................................................................
           300,000  Nextel Partners, Inc. 144A sr. notes
                    12 1/2s, 2009                                                          267,000
...................................................................................................
           470,000  Nextlink Communications, Inc. sr. disc.
                    notes stepped-coupon zero % (12 1/8s,
                    12/1/04), 2009 (STP)                                                    37,013
...................................................................................................
            40,000  Nextlink Communications, Inc. sr. notes
                    9 5/8s, 2007 (In default) (NON)                                          4,750
...................................................................................................
           520,000  NorthEast Optic Network, Inc. sr. notes
                    12 3/4s, 2008                                                          114,400
...................................................................................................
           500,000  Orbital Imaging Corp. sr. notes Ser. B,
                    11 5/8s, 2005 (In default) (NON)                                       100,000
...................................................................................................
            60,000  Orbital Imaging Corp. sr. notes Ser. D,
                    11 5/8s, 2005 (In default) (NON)                                        12,000
...................................................................................................
           360,000  Orion Network Systems, Inc. sr. notes
                    11 1/4s, 2007                                                          183,600
...................................................................................................
         1,075,000  Price Communications Wireless, Inc.
                    144A sr. notes 9 1/8s, 2006                                          1,126,063
...................................................................................................
            90,000  Rhythms Netconnections, Inc. sr. notes
                    Ser. B, 14s, 2010 (In default) (NON)                                     5,400
...................................................................................................
           110,000  Rogers Cablesystems, Ltd. debs. 10 1/8s,
                    2012 (Canada)                                                          116,050
...................................................................................................
           110,000  Rogers Cablesystems, Ltd. notes 11s,
                    2015 (Canada)                                                          118,250
...................................................................................................
           500,000  Rogers Cablesystems, Ltd. sr. notes
                    Ser. B, 10s, 2005 (Canada)                                             540,000
...................................................................................................
           570,000  Rogers Cablesystems, Ltd. sr. sub. notes
                    8.8s, 2007 (Canada)                                                    550,050
...................................................................................................
           500,000  Rogers Wireless, Inc. sec. notes 9 5/8s,
                    2011 (Canada)                                                          517,500
...................................................................................................
           500,000  RSL Communications PLC company
                    guaranty stepped-coupon zero %
                    (10 1/8s, 3/1/03), 2008 (Bermuda) (STP)                                 16,875
...................................................................................................
           797,000  RSL Communications, Ltd. company
                    guaranty 12 1/4s, 2006 (Bermuda)
                    (In default) (NON)                                                      26,899
...................................................................................................
           672,935  Rural Cellular Corp. bank term loan
                    FRN Ser. C, 5.73s, 2009 (acquired
                    4/23/01, cost $655,438) (RES)                                          651,064
...................................................................................................
           300,000  Rural Cellular Corp. sr. sub. notes
                    Ser. B, 9 5/8s, 2008                                                   303,000
...................................................................................................
           760,000  SBA Communications Corp. sr. notes
                    10 1/4s, 2009                                                          642,200
...................................................................................................
           850,000  Spectrasite Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (11 1/8s,
                    4/15/04), 2009 (STP)                                                   233,750
...................................................................................................
         1,130,000  Spectrasite Holdings, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (12 7/8s,
                    3/15/05), 2010 (STP)                                                   276,850
...................................................................................................
           830,000  Startec Global Communications Corp.
                    sr. notes 12s, 2008 (In default) (NON)                                  16,600
...................................................................................................
           250,000  Tele1 Europe B.V. sr. notes 13s, 2009
                    (Netherlands)                                                           87,500
...................................................................................................
         1,220,000  Telecorp PCS, Inc. company guaranty
                    10 5/8s, 2010                                                        1,415,200
...................................................................................................
           370,000  Time Warner Telecom, Inc. sr. notes
                    9 3/4s, 2008                                                           294,150
...................................................................................................
           860,000  Tritel PCS, Inc. company guaranty
                    10 3/8s, 2011                                                          973,950
...................................................................................................
            50,000  Triton PCS, Inc. company guaranty
                    9 3/8s, 2011                                                            51,500
...................................................................................................
            80,000  Triton PCS, Inc. company guaranty
                    zero % (11s, 5/1/03), 2008 (STP)                                        72,200
...................................................................................................
           530,000  Triton PCS, Inc. 144A sr. sub. notes
                    8 3/4s, 2011                                                           530,000
...................................................................................................
         1,420,000  UbiquiTel Operating Co. company
                    guaranty stepped-coupon zero %
                    (14s, 4/15/05), 2010 (STP)                                             759,700
...................................................................................................
         1,005,000  US UnWired, Inc. company guaranty
                    stepped-coupon Ser. B, zero %
                    (13 3/8s, 11/1/04), 2009 (STP)                                         723,600
...................................................................................................
            40,000  USA Mobile Communications, Inc.
                    sr. notes 9 1/2s, 2004 (In default) (NON)                                2,000
...................................................................................................
           440,000  Versatel Telecom B.V. sr. notes 13 1/4s,
                    2008 (Netherlands)                                                     154,000
...................................................................................................
           170,000  Versatel Telecom B.V. sr. notes 13 1/4s,
                    2008 (Netherlands)                                                      59,500
...................................................................................................
           730,000  Viatel, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 4/15/03), 2008 (STP)                                    1,825
...................................................................................................
         1,340,000  Viatel, Inc. sr. notes 11 1/4s, 2008
                    (In default) (NON)                                                       3,350
...................................................................................................
         1,228,000  Voicestream Wireless Corp. sr. notes
                    10 3/8s, 2009                                                        1,402,339
...................................................................................................
           790,000  WebLink Wireless, Inc. sr. disc. notes
                    stepped-coupon zero % (11 1/4s,
                    2/1/03), 2008 (STP)                                                      1,975
...................................................................................................
         1,000,000  Western Wireless Corp. bank term loan
                    FRN Ser. B, 4.755s, 2008 (acquired
                    4/24/00, cost $1,000,000) (RES)                                        973,125
...................................................................................................
           260,000  Western Wireless Corp. 144A sr. sub.
                    notes 10 1/2s, 2007                                                    267,800
...................................................................................................
           620,000  Williams Communications Group, Inc.
                    sr. notes 11 7/8s, 2010                                                265,050
...................................................................................................
         1,060,000  Williams Communications Group, Inc.
                    sr. notes 11.7s, 2008                                                  434,600
...................................................................................................
           180,000  Williams Communications Group, Inc.
                    sr. notes 10.7s, 2007                                                   76,950
...................................................................................................
         3,296,000  WinStar Communications, Inc. sr. disc.
                    notes stepped-coupon zero % (14 3/4s,
                    4/15/05), 2010 (STP)                                                    16,480
...................................................................................................
           850,000  WinStar Communications, Inc. sr. notes
                    12 3/4s, 2010 (In default) (NON)                                         4,250
...................................................................................................
            90,000  WinStar Communications, Inc. sr. notes
                    12 1/2s, 2008 (In default) (NON)                                           450
...................................................................................................
           775,000  World Access, Inc. sr. notes Ser. B,
                    13 1/4s, 2008 (In default) (NON)                                         7,750
...................................................................................................
           580,000  XO Communications, Inc. sr. disc.
                    notes stepped-coupon zero %
                    (9.45s, 4/15/03), 2008 (STP)                                            51,475
--------------------------------------------------------------------------------------------------
                                                                                        31,195,228
--------------------------------------------------------------------------------------------------
Consumer Cyclicals (10.4%)
...................................................................................................
           520,000  Adams Outdoor Advertising bank term
                    loan FRN, Ser. B, 5.41s, 2008
                    (acquired 8/1/01, cost $519,350) (RES)                                 521,625
...................................................................................................
         1,340,000  Affinity Group Holdings sr. notes
                    11s, 2007                                                            1,085,400
...................................................................................................
           870,000  Aftermarket Technology Corp. sr. sub.
                    notes 12s, 2004                                                        887,400
...................................................................................................
            80,000  Aftermarket Technology Corp. sr. sub.
                    notes Ser. D, 12s, 2004                                                 81,600
...................................................................................................
           420,000  Aladdin Gaming Holdings, LLC sr. disc.
                    notes stepped-coupon Ser. B, zero %
                    (13 1/2s, 3/1/03), 2010 (STP)                                           21,000
...................................................................................................
           440,000  Amazon.com, Inc. sr. sub. notes
                    stepped-coupon zero % (10s, 5/1/03),
                    2008 (STP)                                                             306,900
...................................................................................................
         1,350,000  American Standard Companies, Inc.
                    company guaranty 7 5/8s, 2010                                        1,350,000
...................................................................................................
           500,000  Ameristar Casinos, Inc. company
                    guaranty 10 3/4s, 2009                                                 540,000
...................................................................................................
           570,000  Argosy Gaming Co. company guaranty
                    10 3/4s, 2009                                                          629,850
...................................................................................................
            80,000  Argosy Gaming Co. sr. sub. notes 9s, 2011                               83,800
...................................................................................................
           220,000  Atrium Companies, Inc. company
                    guaranty Ser. B, 10 1/2s, 2009                                         202,400
...................................................................................................
           680,000  Autonation, Inc. 144A sr. notes 9s, 2008                               693,600
...................................................................................................
           410,000  Autotote Corp. company guaranty
                    Ser. B, 12 1/2s, 2010                                                  451,000
...................................................................................................
           490,000  Beazer Homes USA, Inc. company
                    guaranty 8 5/8s, 2011                                                  504,700
...................................................................................................
           290,000  Building Materials Corp. company
                    guaranty 8s, 2008                                                      216,050
...................................................................................................
         1,330,000  Coinmach Corp. sr. notes Ser. D,
                    11 3/4s, 2005                                                        1,373,225
...................................................................................................
           311,770  Collins & Aikman Products, Inc. bank
                    term loan FRN Ser. B, 5.914s, 2005
                    (acquired 12/20/01, cost $308,652) (RES)                               313,329
...................................................................................................
           260,000  Collins & Aikman Products, Inc.
                    company guaranty 11 1/2s, 2006                                         250,900
...................................................................................................
           570,000  Collins & Aikman Products, Inc. 144A
                    sr. notes 10 3/4s, 2011                                                575,700
...................................................................................................
            70,000  D.R. Horton, Inc. company guaranty
                    8s, 2009                                                                69,475
...................................................................................................
           560,000  D.R. Horton, Inc. sr. notes 7 7/8s, 2011                               543,200
...................................................................................................
           100,000  Dana Corp. notes 7s, 2029                                               68,000
...................................................................................................
           540,000  Dana Corp. notes 6 1/4s, 2004                                          491,400
...................................................................................................
         1,100,000  Dana Corp. 144A sr. notes 9s, 2011                                   1,012,000
...................................................................................................
           650,000  Dayton Superior Corp. company
                    guaranty 13s, 2009                                                     669,500
...................................................................................................
           210,000  Del Webb Corp. sr. sub. debs 9 3/4s, 2008                              220,238
...................................................................................................
           320,000  Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                              336,800
...................................................................................................
           140,000  Delco Remy International, Inc.
                    company guaranty 11s, 2009                                             142,800
...................................................................................................
            40,000  Delco Remy International, Inc.
                    company guaranty 10 5/8s, 2006                                          39,400
...................................................................................................
           525,173  Derby Cycle Corp. (The) sr. notes
                    10s, 2008 (In default) (NON)                                            89,279
...................................................................................................
EUR      1,450,000  Derby Cycle Corp. (The) sr. notes
                    9 3/8s, 2008 (In default) (NON)                                        131,994
...................................................................................................
        $1,270,000  Dura Operating Corp. company guaranty
                    Ser. D, 9s, 2009                                                     1,181,100
...................................................................................................
           350,000  Exide Corp. sr. notes 10s, 2005                                        101,500
...................................................................................................
           120,000  Federal Mogul Corp. notes 7 7/8s, 2010
                    (In default) (NON)                                                      14,700
...................................................................................................
           620,000  Federal Mogul Corp. notes 7 3/4s, 2006
                    (In default) (NON)                                                      75,950
...................................................................................................
           463,000  Felcor Lodging LP company guaranty
                    8 1/2s, 2011 (R)                                                       446,795
...................................................................................................
           740,000  Felcor Lodging LP company guaranty
                    9 1/2s, 2008 (R)                                                       740,000
...................................................................................................
           320,000  Felcor Lodging LP 144A company
                    guaranty 9 1/2s, 2008 (R)                                              320,000
...................................................................................................
           258,062  Fitzgeralds Gaming Corp. company
                    guaranty Ser. B, 12 1/4s, 2004
                    (In default) (NON)                                                      90,322
...................................................................................................
           490,000  Galey & Lord, Inc. company guaranty
                    9 1/8s, 2008                                                            88,200
...................................................................................................
           380,000  Garden State Newspapers, Inc. sr. sub.
                    notes 8 5/8s, 2011                                                     368,600
...................................................................................................
           280,000  Garden State Newspapers, Inc. sr. sub.
                    notes Ser. B, 8 3/4s, 2009                                             277,200
...................................................................................................
           500,000  Harrah's Operating Company, Inc.
                    company guaranty 8s, 2011                                              516,729
...................................................................................................
           590,000  Harrah's Operating Company, Inc.
                    company guaranty 7 1/2s, 2009                                          596,667
...................................................................................................
           110,000  Hayes Lemmerz International, Inc.
                    company guaranty Ser. B, 9 1/8s, 2007
                    (In default) (NON)                                                       5,500
...................................................................................................
           180,000  Hayes Lemmerz International, Inc.
                    company guaranty Ser. B, 8 1/4s, 2008
                    (In default) (NON)                                                       7,200
...................................................................................................
           240,000  Hayes Lemmerz International, Inc.
                    144A company guaranty 11 7/8s, 2006
                    (In default) (NON)                                                     112,800
...................................................................................................
           580,000  Herbst Gaming, Inc. 144A secd. notes
                    10 3/4s, 2008                                                          597,400
...................................................................................................
         3,010,000  HMH Properties, Inc. company guaranty
                    Ser. B, 7 7/8s, 2008                                                 2,784,250
...................................................................................................
           320,000  Hollinger International Publishing,
                    Inc. company guaranty 9 1/4s, 2007                                     315,200
...................................................................................................
         1,120,000  Hollinger Participation Trust 144A
                    sr. notes 12 1/8s, 2010 (Canada) (PIK)                                 935,200
...................................................................................................
           870,000  Hollywood Casino Corp. company
                    guaranty 11 1/4s, 2007                                                 946,125
...................................................................................................
           160,000  Hollywood Park, Inc. company guaranty
                    Ser. B, 9 1/4s, 2007                                                   138,400
...................................................................................................
           790,000  Horseshoe Gaming Holdings company
                    guaranty 8 5/8s, 2009                                                  813,700
...................................................................................................
           720,017  Interact Operating Co. notes 14s, 2003 (PIK)                                72
...................................................................................................
           630,000  International Game Technology sr. notes
                    8 3/8s, 2009                                                           663,075
...................................................................................................
         1,420,000  International Game Technology sr. notes
                    7 7/8s, 2004                                                         1,466,150
...................................................................................................
            30,000  Iron Age Holdings Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/8s,
                    5/1/03), 2009 (STP)                                                      2,700
...................................................................................................
           140,000  Isle of Capri Casinos, Inc. company
                    guaranty 8 3/4s, 2009                                                  135,100
...................................................................................................
           580,000  ITT Corp. notes 6 3/4s, 2005                                           558,575
...................................................................................................
           130,000  John Q. Hammons Hotels, Inc. 1st mtge.
                    8 7/8s, 2004                                                           123,500
...................................................................................................
           970,000  Jostens, Inc. sr. sub. notes 12 3/4s, 2010                           1,076,700
...................................................................................................
           250,000  K mart Corp. debs. 7 3/4s, 2012                                        162,500
...................................................................................................
            60,000  K mart Corp. notes 9 3/8s, 2006                                         49,350
...................................................................................................
           280,000  K mart Corp. notes 8 3/8s, 2004                                        232,400
...................................................................................................
           490,000  K mart Corp. 144A notes 9 7/8s, 2008                                   392,000
...................................................................................................
           400,000  K. Hovnanian Enterprises, Inc.
                    company guaranty 10 1/2s, 2007                                         416,000
...................................................................................................
           460,000  Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004
                    (In default) (NON)                                                     119,600
...................................................................................................
           800,000  KB Home sr. sub. notes 9 1/2s, 2011                                    816,000
...................................................................................................
           480,000  Key3media Group, Inc. company
                    guaranty 11 1/4s, 2011                                                 398,400
...................................................................................................
           220,000  Lamar Media Corp. company guaranty
                    9 5/8s, 2006                                                           231,550
...................................................................................................
           380,000  Lear Corp. company guaranty Ser. B,
                    8.11s, 2009                                                            388,820
...................................................................................................
           975,000  Lear Corp. company guaranty Ser. B,
                    7.96s, 2005                                                            985,696
...................................................................................................
           240,000  Lennar Corp. company guaranty Ser. B,
                    9.95s, 2010                                                            264,000
...................................................................................................
           440,000  Lennar Corp. sr. notes 7 5/8s, 2009                                    444,400
...................................................................................................
           830,000  Levi Strauss & Co. sr. notes 11 5/8s, 2008                             732,475
...................................................................................................
            70,000  M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                            70,700
...................................................................................................
         1,280,000  Majestic Investor Holdings/Majestic
                    Investor Capital Corp. 144A company
                    guaranty 11.653s, 2007                                               1,216,000
...................................................................................................
            70,000  Mandalay Resort Group sr. notes
                    9 1/2s, 2008                                                            73,325
...................................................................................................
           700,000  Mandalay Resort Group sr. sub. notes
                    Ser. B, 10 1/4s, 2007                                                  726,250
...................................................................................................
           500,000  Mandalay Resort Group 144A sr. sub.
                    notes 9 3/8s, 2010                                                     496,875
...................................................................................................
           390,000  Meristar Hospitality Corp. company
                    guaranty 9 1/8s, 2011                                                  365,625
...................................................................................................
           170,000  Meristar Hospitality Corp. company
                    guaranty 9s, 2008                                                      160,650
...................................................................................................
           260,000  MeriStar Hospitality Operating
                    Partnership/MeriStar Hospitality Finance
                    Corp. 144A sr. notes 10 1/2s, 2009 (R)                                 261,300
...................................................................................................
         1,480,000  MGM Mirage, Inc. company guaranty
                    8 1/2s, 2010                                                         1,471,549
...................................................................................................
           460,000  Mohegan Tribal Gaming Authority
                    sr. notes 8 1/8s, 2006                                                 472,650
...................................................................................................
           680,000  Mohegan Tribal Gaming Authority
                    sr. sub. notes 8 3/4s, 2009                                            710,600
...................................................................................................
           110,000  Mohegan Tribal Gaming Authority
                    sr. sub. notes 8 3/8s, 2011                                            114,125
...................................................................................................
            60,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                              55,800
...................................................................................................
            40,000  NCI Building Systems, Inc. sr. sub. notes
                    Ser. B, 9 1/4s, 2009                                                    38,450
...................................................................................................
           320,000  Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                            316,800
...................................................................................................
            80,000  Nortek, Inc. sr. sub. notes Ser. B,
                    9 7/8s, 2011                                                            79,200
...................................................................................................
           180,000  Nortek, Inc. 144A sr. notes Ser. B,
                    9 1/8s, 2007                                                           183,150
...................................................................................................
           738,000  Oxford Automotive, Inc. company
                    guaranty Ser. D, 10 1/8s, 2007                                         110,700
...................................................................................................
           610,000  Park Place Entertainment Corp. sr. notes
                    7 1/2s, 2009                                                           591,700
...................................................................................................
           980,000  Park Place Entertainment Corp. sr. sub.
                    notes 8 7/8s, 2008                                                     992,250
...................................................................................................
           540,000  Penn National Gaming, Inc. company
                    guaranty Ser. B, 11 1/8s, 2008                                         572,400
...................................................................................................
           570,000  Perry-Judd company guaranty
                    10 5/8s, 2007                                                          513,000
...................................................................................................
           540,000  Petco Animal Supplies, Inc. 144A sr. sub.
                    notes 10 3/4s, 2011                                                    558,900
...................................................................................................
           870,000  PRIMEDIA, Inc. company guaranty
                    8 7/8s, 2011                                                           778,650
...................................................................................................
           320,000  PRIMEDIA, Inc. company guaranty
                    7 5/8s, 2008                                                           280,000
...................................................................................................
           680,000  PRIMEDIA, Inc. company guaranty Ser. B,
                    8 1/2s, 2006                                                           625,600
...................................................................................................
           510,000  Quebecor Media, Inc. sr. disc. notes
                    stepped-coupon zero % (13 3/4s,
                    7/15/06), 2011 (Canada) (STP)                                          306,000
...................................................................................................
           330,000  Quebecor Media, Inc. sr. notes 11 1/8s,
                    2011 (Canada)                                                          351,450
...................................................................................................
           580,000  Ryland Group, Inc. sr. notes 9 3/4s, 2010                              614,800
...................................................................................................
           110,000  Ryland Group, Inc. sr. sub. notes
                    8 1/4s, 2008                                                           107,250
...................................................................................................
         1,740,000  Saks, Inc. company guaranty 8 1/4s, 2008                             1,596,450
...................................................................................................
         1,600,000  Samsonite Corp. sr. sub. notes
                    10 3/4s, 2008                                                        1,120,000
...................................................................................................
           250,000  Sealy Corp. bank term loan FRN
                    Ser. B, 4.145s, 2004 (acquired
                    12/17/01, cost $250,781) (RES)                                         248,594
...................................................................................................
           250,000  Sealy Corp. bank term loan FRN Ser. C,
                    4.395s, 2005 (acquired 12/17/01,
                    cost $250,781) (RES)                                                   248,594
...................................................................................................
           250,000  Sealy Corp. bank term loan FRN Ser. D,
                    4.395s, 2005 (acquired 12/17/01,
                    cost $250,781) (RES)                                                   248,594
...................................................................................................
         1,000,000  Sealy Corp. company guaranty stepped-
                    coupon Ser. B, zero % (10 7/8s,
                    12/15/02), 2007 (STP)                                                  855,000
...................................................................................................
           220,000  Sealy Corp. sr. sub. notes Ser. B,
                    9 7/8s, 2007                                                           217,800
...................................................................................................
           300,000  Standard Pacific Corp. sr. notes
                    9 1/2s, 2010                                                           298,500
...................................................................................................
           310,000  Starwood Hotels & Resorts Worldwide,
                    Inc. bank term loan FRN 4.894s, 2003
                    (acquired 11/14/01, cost $305,931) (RES)                               309,923
...................................................................................................
           640,000  Station Casinos, Inc. sr. notes 8 3/8s, 2008                           652,800
...................................................................................................
           120,000  Station Casinos, Inc. sr. sub. notes
                    9 7/8s, 2010                                                           121,500
...................................................................................................
           180,000  Station Casinos, Inc. 144A sr. sub. notes
                    9 3/4s, 2007                                                           183,150
...................................................................................................
           310,000  Tenneco, Inc. company guaranty
                    11 5/8s, 2009                                                          155,000
...................................................................................................
           400,000  Toll Corp. company guaranty 8 1/8s, 2009                               395,000
...................................................................................................
           140,000  Toll Corp. sr. sub. notes 8 1/4s, 2011                                 138,600
...................................................................................................
           200,000  Tommy Hilfiger USA, Inc. company
                    guaranty 6 1/2s, 2003                                                  198,000
...................................................................................................
           920,000  Trump Atlantic City Associates
                    company guaranty 11 1/4s, 2006                                         577,300
...................................................................................................
           670,000  Trump Castle Funding, Inc. sr. sub. notes
                    11 3/4s, 2003                                                          502,500
...................................................................................................
         2,010,000  Trump Castle Funding, Inc. sub. notes
                    10 1/4s, 2003                                                        2,035,125
...................................................................................................
           690,000  Venetian Casino, Inc. company guaranty
                    12 1/4s, 2004                                                          690,000
...................................................................................................
           170,000  Venture Holdings Trust 144A sr. notes
                    Ser. B, 9 1/2s, 2005                                                   127,500
...................................................................................................
           177,815  Von Hoffman Press, Inc. 144A sr. sub.
                    notes 13 1/2s, 2009                                                    142,252
...................................................................................................
           160,000  Von Hoffman Press, Inc. 144A sr. sub.
                    notes 10 3/8s, 2007                                                    150,400
...................................................................................................
         1,150,000  Westpoint Stevens, Inc. sr. notes
                    7 7/8s, 2005                                                           370,875
...................................................................................................
           280,000  Wheeling Island Gaming, Inc. 144A
                    sr. notes 10 1/8s, 2009                                                284,200
...................................................................................................
           490,000  William Carter Holdings Co. (The)
                    144A sr. sub. notes 10 7/8s, 2011                                      526,750
--------------------------------------------------------------------------------------------------
                                                                                        60,645,322
--------------------------------------------------------------------------------------------------
Consumer Staples (9.8%)
...................................................................................................
          $880,000  Acme Television company guaranty
                    10 7/8s, 2004                                                         $844,800
...................................................................................................
         1,210,000  Adelphia Communications Corp. sr. notes
                    10 7/8s, 2010                                                        1,222,100
...................................................................................................
           960,000  Adelphia Communications Corp. sr. notes
                    10 1/4s, 2011                                                          955,200
...................................................................................................
         1,980,000  Adelphia Communications Corp. sr. notes
                    Ser. B, 9 7/8s, 2007                                                 1,940,400
...................................................................................................
         1,060,000  Adelphia Communications Corp. sr. notes
                    Ser. B, 7 3/4s, 2009                                                   957,975
...................................................................................................
           830,000  Albecca, Inc. company guaranty
                    10 3/4s, 2008                                                          929,600
...................................................................................................
           260,000  Allbritton Communications Co. sr. sub.
                    notes Ser. B, 8 7/8s, 2008                                             265,200
...................................................................................................
           320,000  AMC Entertainment, Inc. sr. sub. notes
                    9 1/2s, 2009                                                           312,800
...................................................................................................
           317,900  AMFM Operating, Inc. debs.
                    12 5/8s, 2006 (PIK)                                                    339,358
...................................................................................................
           600,000  Archibald Candy Corp. company
                    guaranty 10 1/4s, 2004                                                 336,000
...................................................................................................
           370,000  Armkel, LLC/Armkel Finance 144A
                    sr. sub. notes 9 1/2s, 2009                                            386,650
...................................................................................................
           230,000  Aurora Foods, Inc. sr. sub. notes Ser. B,
                    9 7/8s, 2007                                                           220,800
...................................................................................................
           700,000  Aurora Foods, Inc. 144A sr. sub. notes
                    Ser. D, 9 7/8s, 2007                                                   672,000
...................................................................................................
            10,795  Australis Media, Ltd. sr. disc. notes
                    15 3/4s, 2003 (Australia) (In default) (NON) (PIK)                           1
...................................................................................................
           510,000  Belo Corp. sr. notes 7 1/8s, 2007                                      503,926
...................................................................................................
           340,000  Belo Corp. sr. unsub. notes 8s, 2008                                   345,783
...................................................................................................
           540,000  Benedek Communications Corp. sr. disc.
                    notes 13 1/4s, 2006 (In default) (NON)                                 383,400
...................................................................................................
         1,260,000  British Sky Broadcasting PLC company
                    guaranty 6 7/8s, 2009 (United Kingdom)                               1,208,995
...................................................................................................
           330,000  Century Communications Corp. sr. notes
                    8 7/8s, 2007                                                           315,150
...................................................................................................
         1,560,000  Chancellor Media Corp. company
                    guaranty 8s, 2008                                                    1,622,400
...................................................................................................
           620,000  Charter Communications Holdings, LLC
                    bank term loan FRN, Ser. B, 4.87s, 2008
                    (acquired 10/22/01, cost $606,050) (RES)                               608,264
...................................................................................................
            30,000  Charter Communications Holdings, LLC
                    sr. disc. notes stepped-coupon zero %
                    (13 1/2s, 1/15/06), 2011 (STP)                                          19,575
...................................................................................................
         1,160,000  Charter Communications Holdings, LLC
                    sr. disc. notes stepped-coupon zero %
                    (11 3/4s, 5/15/06), 2011 (STP)                                         713,400
...................................................................................................
           560,000  Charter Communications Holdings, LLC
                    sr. disc. notes stepped-coupon zero %
                    (9.92s, 4/1/04), 2011 (STP)                                            403,200
...................................................................................................
         1,520,000  Charter Communications Holdings, LLC
                    sr. notes 11 1/8s, 2011                                              1,611,200
...................................................................................................
           150,000  Charter Communications Holdings, LLC
                    sr. notes 10 3/4s, 2009                                                156,750
...................................................................................................
           500,000  Charter Communications Holdings, LLC
                    sr. notes 10s, 2009                                                    510,000
...................................................................................................
         1,380,000  Charter Communications Holdings, LLC
                    sr. notes 8 5/8s, 2009                                               1,317,900
...................................................................................................
           450,000  Charter Communications Holdings, LLC
                    sr. notes 8 1/4s, 2007                                                 429,750
...................................................................................................
           720,000  Cinemark USA, Inc. sr. sub. notes Ser. B,
                    9 5/8s, 2008                                                           691,200
...................................................................................................
           140,000  Constellation Brands, Inc. company
                    guaranty 8 1/2s, 2009                                                  141,400
...................................................................................................
           550,000  Constellation Brands, Inc. company
                    guaranty Ser. B, 8s, 2008                                              552,750
...................................................................................................
           190,000  Cott Corp. sr. notes 8 1/2s, 2007 (Canada)                             195,225
...................................................................................................
            30,000  CSC Holdings, Inc. deb. 7 5/8s, 2018                                    28,385
...................................................................................................
           510,000  CSC Holdings, Inc. sr. sub. deb.
                    10 1/2s, 2016                                                          561,000
...................................................................................................
           230,000  CSC Holdings, Inc. sr. sub. deb.
                    9 7/8s, 2013                                                           243,800
...................................................................................................
           200,000  Del Monte Corp. company guaranty
                    Ser. B, 9 1/4s, 2011                                                   208,000
...................................................................................................
         2,250,000  Diamond Cable Communication PLC
                    sr. disc. notes stepped-coupon
                    zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                 686,250
...................................................................................................
         1,656,000  Diva Systems Corp. sr. disc. notes
                    stepped-coupon Ser. B, zero %
                    (12 5/8s, 3/1/03), 2008 (STP)                                          264,960
...................................................................................................
           550,000  Doane Pet Care Co. sr. sub. deb.
                    9 3/4s, 2007                                                           470,250
...................................................................................................
           310,000  Domino's, Inc. company guaranty
                    Ser. B, 10 3/8s, 2009                                                  328,600
...................................................................................................
           480,000  Doskocil Manufacturing Company, Inc.
                    sr. sub. notes 10 1/8s, 2007 (In default) (NON)                         57,600
...................................................................................................
           305,000  Eagle Family Foods company guaranty
                    Ser. B, 8 3/4s, 2008                                                   210,450
...................................................................................................
         2,760,000  Echostar Broadband Corp. sr. notes
                    10 3/8s, 2007                                                        2,884,200
...................................................................................................
         1,260,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                            1,291,500
...................................................................................................
           740,000  Echostar DBS Corp. 144A sr. notes
                    9 1/8s, 2009                                                           741,850
...................................................................................................
           310,000  Elizabeth Arden, Inc. sec. notes Ser. B,
                    11 3/4s, 2011                                                          319,300
...................................................................................................
           390,000  Emmis Communications Corp. bank term
                    loan FRN Ser. B, 5.633s, 2009
                    (acquired 10/23/01, cost $378,300) (RES)                               389,573
...................................................................................................
           360,000  Emmis Communications Corp. sr. disc.
                    notes stepped-coupon zero % (12 1/2s,
                    3/15/06), 2011 (STP)                                                   208,800
...................................................................................................
           510,000  Fleming Companies, Inc. company
                    guaranty 10 1/8s, 2008                                                 527,850
...................................................................................................
           260,000  Fleming Companies, Inc. company
                    guaranty Ser. B, 10 1/2s, 2004                                         260,000
...................................................................................................
            10,000  Fleming Companies, Inc. 144A sr. sub. notes
                    10 5/8s, 2007                                                            9,575
...................................................................................................
           790,000  Fox Family Worldwide, Inc. sr. disc. notes
                    stepped-coupon zero % (10 1/4s,
                    11/1/02), 2007 (STP)                                                   790,000
...................................................................................................
         1,164,000  Fox Family Worldwide, Inc. sr. notes
                    9 1/4s, 2007                                                         1,268,760
...................................................................................................
           300,000  Fox/Liberty Networks, LLC sr. notes
                    8 7/8s, 2007                                                           312,000
...................................................................................................
           150,000  French Fragrances, Inc. company
                    guaranty Ser. D, 10 3/8s, 2007                                         142,500
...................................................................................................
           580,000  Granite Broadcasting Corp. sr. sub. notes
                    9 3/8s, 2005                                                           446,600
...................................................................................................
           230,000  Great Atlantic & Pacific Tea Co. notes
                    7 3/4s, 2007                                                           218,500
...................................................................................................
           210,000  Home Interiors & Gifts, Inc. company
                    guaranty 10 1/8s, 2008                                                 155,400
...................................................................................................
           530,000  Insight Communications Company, Inc.
                    sr. disc. notes stepped-coupon zero %
                    (12 1/4s, 2/15/06), 2011 (STP)                                         310,050
...................................................................................................
           140,000  Insight Midwest LP/Insight Capital, Inc.
                    bank term loan 5 1/2s, 2009
                    (acquired 11/5/01, cost $139,737) (RES)                                139,615
...................................................................................................
           630,000  Insight Midwest LP/Insight Capital,
                    Inc. sr. notes 10 1/2s, 2010                                           678,825
...................................................................................................
           930,000  International Cabletel, Inc. sr. disc. notes
                    11 1/2s, 2006                                                          297,600
...................................................................................................
            55,000  Knology Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (11 7/8s,
                    10/15/02), 2007 (STP)                                                   24,681
...................................................................................................
           420,000  Land O'Lakes, Inc. 144A sr. notes
                    8 3/4s, 2011                                                           405,300
...................................................................................................
           450,000  Leiner Health Products sr. sub. notes
                    9 5/8s, 2007 (In default) (NON)                                         62,438
...................................................................................................
           230,000  LIN Holdings Corp. sr. disc. notes
                    stepped-coupon zero % (10s,
                    3/1/03), 2008 (STP)                                                    147,200
...................................................................................................
           110,000  LIN Holdings Corp. sr. disc. notes
                    stepped-coupon zero % (10s,
                    3/1/03), 2008 (STP)                                                     61,600
...................................................................................................
         1,020,000  LIN Television Corp. company guaranty
                    8 3/8s, 2008                                                           963,900
...................................................................................................
           350,000  NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                         337,750
...................................................................................................
           170,000  News America, Inc. sr. notes 6 5/8s, 2008                              170,347
...................................................................................................
           915,000  North Atlantic Trading Co. company
                    guaranty Ser. B, 11s, 2004                                             832,650
...................................................................................................
           960,000  NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                              302,400
...................................................................................................
           110,000  NTL Communications Corp. sr. notes
                    Ser. B, 11 7/8s, 2010                                                   35,750
...................................................................................................
           460,000  NTL Communications Corp. sr. notes
                    stepped-coupon Ser. B, zero %
                    (12 3/8s, 10/1/03), 2008 (STP)                                         113,850
...................................................................................................
           360,000  ONO Finance PLC sr. notes 14s, 2011
                    (United Kingdom)                                                       280,800
...................................................................................................
           170,000  ONO Finance PLC sr. notes 13s, 2009
                    (United Kingdom)                                                       134,300
...................................................................................................
            20,000  Pegasus Communications Corp. sr. notes
                    12 1/2s, 2007                                                           19,600
...................................................................................................
           170,000  Pegasus Communications Corp. sr. notes
                    Ser. B, 9 3/4s, 2006                                                   153,000
...................................................................................................
           610,000  Pegasus Satellite sr. notes 12 3/8s, 2006                              610,000
...................................................................................................
           490,000  Playtex Products, Inc. company
                    guaranty 9 3/8s, 2011                                                  514,500
...................................................................................................
           380,000  Polaroid Corp. sr. notes 11 1/2s, 2006
                    (In default) (NON)                                                      32,300
...................................................................................................
           580,000  Premier International Foods PLC
                    sr. notes 12s, 2009 (United Kingdom)                                   626,400
...................................................................................................
         1,660,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                           1,676,600
...................................................................................................
         1,710,656  Quorum Broadcast Holdings, LLC
                    notes stepped-coupon zero %
                    (15s, 5/15/06), 2009 (acquired 5/15/01,
                    cost $679,757) (RES) (STP)                                             679,815
...................................................................................................
           790,000  RAB Enterprises, Inc. company guaranty
                    10 1/2s, 2005                                                          316,000
...................................................................................................
           330,000  RCN Corp. sr. disc. notes stepped-coupon
                    Ser. B, zero % (9.8s, 2/15/03), 2008 (STP)                              88,688
...................................................................................................
           101,104  Regal Cinemas, Inc. bank term loan FRN
                    Ser. A, 9.22s, 2006 (acquired 3/14/01,
                    cost $90,614) (RES)                                                    105,401
...................................................................................................
           111,889  Regal Cinemas, Inc. bank term loan
                    FRN Ser. B, 6s, 2006 (acquired
                    various dates between 3/14/01 and
                    4/17/01, cost $99,359) (RES)                                           116,764
...................................................................................................
         1,006,648  Regal Cinemas, Inc. bank term loan
                    FRN Ser. C, 6 1/4s, 2006 (acquired
                    3/26/01, cost $905,983) (RES)                                        1,050,509
...................................................................................................
             1,000  Regal Cinemas, Inc. sr. sub. notes
                    9 1/2s, 2008 (In default) (NON)                                            185
...................................................................................................
           120,000  Revlon Consumer Products sr. notes
                    9s, 2006                                                                82,500
...................................................................................................
           720,000  Revlon Consumer Products sr. sub. notes
                    8 5/8s, 2008                                                           333,000
...................................................................................................
           570,000  Sbarro, Inc. company guaranty 11s, 2009                                541,500
...................................................................................................
           410,000  Scotts Co. (The) company guaranty
                    8 5/8s, 2009                                                           420,250
...................................................................................................
           670,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s,
                    2005 (In default) (NON)                                                     67
...................................................................................................
           420,000  Sinclair Broadcast Group, Inc. bank
                    term loan FRN Ser. B, 5.93s, 2009
                    (acquired 10/23/01, cost $412,387) (RES)                               420,131
...................................................................................................
           640,000  Sinclair Broadcast Group, Inc.
                    company guaranty 9s, 2007                                              643,200
...................................................................................................
            30,000  Sinclair Broadcast Group, Inc. sr. sub. notes
                    10s, 2005                                                               30,975
...................................................................................................
           390,000  Sinclair Broadcast Group, Inc. sr. sub. notes
                    8 3/4s, 2007                                                           389,025
...................................................................................................
           260,000  Sinclair Broadcast Group, Inc. 144A
                    sr. sub. notes 8 3/4s, 2011                                            260,000
...................................................................................................
           150,000  Six Flags, Inc. sr. notes 9 1/2s, 2009                                 151,313
...................................................................................................
           950,000  Six Flags Entertainment Corp. company
                    guaranty 8 7/8s, 2006                                                  973,750
...................................................................................................
           220,000  Smithfield Foods, Inc. 144A sr. notes
                    8s, 2009                                                               225,500
...................................................................................................
           850,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                              794,181
...................................................................................................
           623,000  Suiza Foods Corp. bank term loan FRN
                    Ser. B, 5.85s, 2008 (acquired 12/10/01,
                    cost $627,283) (RES)                                                   624,713
...................................................................................................
           480,000  Supercanal Holdings SA 144A sr. notes
                    11 1/2s, 2005 (Argentina) (In default) (NON)                             9,600
...................................................................................................
           160,000  TeleWest Communications PLC deb. 11s,
                    2007 (United Kingdom)                                                  113,600
...................................................................................................
           220,000  TeleWest Communications PLC deb.
                    9 5/8s, 2006 (United Kingdom)                                          152,900
...................................................................................................
           220,000  TeleWest Communications PLC
                    Structured Notes (Issued by DLJ
                    International Capital) 10 7/8s, 2005
                    (United Kingdom)                                                       161,612
...................................................................................................
            80,000  Tricon Global Restaurants, Inc. sr. notes
                    8 7/8s, 2011                                                            84,800
...................................................................................................
           920,000  Tricon Global Restaurants, Inc. sr. notes
                    7.65s, 2008                                                            924,600
...................................................................................................
           510,000  Tricon Global Restaurants, Inc. sr. notes
                    7.45s, 2005                                                            515,100
...................................................................................................
           692,889  United Artists Theatre bank term loan
                    FRN, 6.08s, 2005 (acquired various
                    dates between 2/2/01 and 6/4/01,
                    cost $945,712) (RES)                                                   684,889
...................................................................................................
         1,340,000  United Pan-Europe NV sr. disc. notes
                    12 1/2s, 2009 (Netherlands)                                            134,000
...................................................................................................
         2,700,000  United Pan-Europe NV sr. disc. notes
                    stepped-coupon zero % (13 3/4s,
                    2/1/05), 2010 (Netherlands) (STP)                                      270,000
...................................................................................................
           220,000  United Pan-Europe NV sr. disc. notes
                    stepped-coupon zero % (12 1/2s,
                    8/1/04), 2009 (Netherlands) (STP)                                       22,000
...................................................................................................
           260,000  United Rentals (North America), Inc.
                    company guaranty Ser. B, 10 3/4s, 2008                                 278,200
...................................................................................................
           770,000  Vlasic Foods International, Inc. sr. sub.
                    notes  Ser. B, 10 1/4s, 2009 (In default) (NON)                        169,400
...................................................................................................
         1,320,000  XM Satellite Radio Holdings, Inc.
                    sec. notes 14s, 2010                                                 1,023,000
...................................................................................................
         1,510,000  Young Broadcasting, Inc. company
                    guaranty 10s, 2011                                                   1,411,850
...................................................................................................
           140,000  Young Broadcasting, Inc. company
                    guaranty Ser. B, 8 3/4s, 2007                                          127,750
--------------------------------------------------------------------------------------------------
                                                                                        57,401,079
--------------------------------------------------------------------------------------------------
Energy (2.7%)
...................................................................................................
           620,000  Belco Oil & Gas Corp. sr. sub. notes
                    Ser. B, 8 7/8s, 2007                                                   638,600
...................................................................................................
           490,000  BRL Universal Equipment sec. notes
                    8 7/8s, 2008                                                           509,600
...................................................................................................
            80,000  BRL Universal Equipment 144A sec.
                    notes 8 7/8s, 2008                                                      83,200
...................................................................................................
         1,200,000  Chesapeake Energy Corp. company
                    guaranty 8 1/8s, 2011                                                1,170,000
...................................................................................................
           340,000  Chesapeake Energy Corp. 144A sr. notes
                    8 3/8s, 2008                                                           336,600
...................................................................................................
           330,000  Dresser, Inc. company guaranty
                    9 3/8s, 2011                                                           341,550
...................................................................................................
           390,000  El Paso Energy Partners L.P. company
                    guaranty Ser. B, 8 1/2s, 2011                                          393,900
...................................................................................................
           260,000  Forest Oil Corp. company guaranty
                    10 1/2s, 2006                                                          277,550
...................................................................................................
           460,000  Forest Oil Corp. sr. notes 8s, 2008                                    461,150
...................................................................................................
           260,000  Forest Oil Corp. 144A sr. notes 8s, 2011                               260,000
...................................................................................................
           260,000  Grant Prideco, Inc. company guaranty
                    Ser. B, 9 5/8s, 2007                                                   258,050
...................................................................................................
           290,000  Hanover Equipment Trust 144A sec.
                    notes 8 3/4s, 2011                                                     300,150
...................................................................................................
           330,000  Hanover Equipment Trust 144A sec.
                    notes 8 1/2s, 2008                                                     343,200
...................................................................................................
           330,000  Key Energy Services, Inc. company
                    guaranty Ser. B, 8 3/8s, 2008                                          330,442
...................................................................................................
           500,000  Leviathan Gas Corp. company guaranty
                    Ser. B, 10 3/8s, 2009                                                  530,000
...................................................................................................
           620,000  Newfield Exploration Co. sr. notes
                    7 5/8s, 2011                                                           622,325
...................................................................................................
           520,000  Nuevo Energy Co. sr. sub. notes Ser. B,
                    9 1/2s, 2008                                                           485,550
...................................................................................................
           280,000  Nuevo Energy Co. sr. sub. notes Ser. B,
                    9 3/8s, 2010                                                           261,450
...................................................................................................
         1,000,000  Ocean Energy, Inc. company guaranty
                    Ser. B, 8 3/8s, 2008                                                 1,046,020
...................................................................................................
           600,000  Parker Drilling Corp. company guaranty
                    Ser. D, 9 3/4s, 2006                                                   594,000
...................................................................................................
         1,580,000  Pioneer Natural Resources Co. company
                    guaranty 9 5/8s, 2010                                                1,749,850
...................................................................................................
           260,000  Pogo Producing Co. sr. sub. notes Ser. B,
                    8 1/4s, 2011                                                           263,900
...................................................................................................
            80,000  Port Arthur Finance Corp. company
                    guaranty 12 1/2s, 2009                                                  81,600
...................................................................................................
           700,000  Pride Petroleum Services, Inc. sr. notes
                    9 3/8s, 2007                                                           730,625
...................................................................................................
           280,000  Seven Seas Petroleum, Inc. sr. notes
                    Ser. B, 12 1/2s, 2005                                                  165,200
...................................................................................................
           510,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                           533,037
...................................................................................................
           190,000  Stone Energy Corp. company guaranty
                    8 3/4s, 2007                                                           191,900
...................................................................................................
           360,000  Stone Energy Corp. 144A sr. sub. notes
                    8 1/4s, 2011                                                           360,900
...................................................................................................
            60,000  Triton Energy, Ltd. sr. notes 9 1/4s, 2005
                    (Cayman Islands)                                                        65,434
...................................................................................................
           350,000  Triton Energy, Ltd. sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                       383,233
...................................................................................................
           970,000  Vintage Petroleum, Inc. sr. sub. notes
                    9 3/4s, 2009                                                         1,035,475
...................................................................................................
           320,000  Vintage Petroleum, Inc. sr. sub. notes
                    7 7/8s, 2011                                                           318,400
...................................................................................................
           330,000  Westport Resources Corp. 144A sr.
                    sub. notes 8 1/4s, 2011                                                333,300
...................................................................................................
           200,000  XCL, Ltd. 144A company guaranty
                    13 1/2s, 2004 (In default) (NON)                                        60,000
...................................................................................................
           230,000  XTO Energy, Inc. 144A sr. sub. notes
                    Ser. B, 8 3/4s, 2009                                                   240,637
--------------------------------------------------------------------------------------------------
                                                                                        15,756,828
--------------------------------------------------------------------------------------------------
Financial (2.2%)
...................................................................................................
         1,240,000  Advanta Corp. 144A company guaranty
                    Ser. B, 8.99s, 2026                                                    694,400
...................................................................................................
           640,000  AMRESCO, Inc. sr. sub. notes Ser. 97-A,
                    10s, 2004 (In default) (NON)                                           198,400
...................................................................................................
           110,000  Chevy Chase Savings Bank, Inc. sub. deb.
                    9 1/4s, 2008                                                           111,100
...................................................................................................
           315,000  Chevy Chase Savings Bank, Inc. sub. deb.
                    9 1/4s, 2005                                                           318,150
...................................................................................................
           525,000  Colonial Capital II 144A company
                    guaranty 8.92s, 2027                                                   476,467
...................................................................................................
           100,000  Comdisco, Inc. notes 7 1/4s, 2001
                    (In default) (NON) (DEF)                                                76,000
...................................................................................................
           300,000  Comdisco, Inc. notes 5.95s, 2002
                    (In default) (NON)                                                     228,000
...................................................................................................
           370,000  Conseco, Inc. sr. notes 10 3/4s, 2008                                  170,200
...................................................................................................
           160,000  Conseco Finance Trust III, Inc. bonds
                    8.796s, 2027                                                            30,400
...................................................................................................
           400,000  Conseco Financial Corp. sr. sub. notes
                    10 1/4s, 2002                                                          348,000
...................................................................................................
            65,000  Dime Capital Trust I bank guaranty
                    Ser. A, 9.33s, 2027                                                     70,552
...................................................................................................
         1,584,000  Finova Group, Inc. notes 7 1/2s, 2009                                  665,280
...................................................................................................
           330,000  Ford Motor Credit Corp. notes
                    7 3/8s, 2009                                                           325,802
...................................................................................................
           200,000  Green Tree Financial notes Ser. A,
                    6 1/2s, 2002                                                           162,000
...................................................................................................
         1,070,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                               1,066,704
...................................................................................................
         1,380,000  Hanvit Bank 144A sub. notes 11 3/4s,
                    2010 (South Korea)                                                   1,514,550
...................................................................................................
           268,000  Imperial Credit Industries, Inc. sec. notes
                    12s, 2005                                                               99,160
...................................................................................................
           630,000  iStar Financial, Inc. sr. notes 8 3/4s, 2008                           633,150
...................................................................................................
           370,000  Nationwide Credit, Inc. sr. notes Ser. A,
                    10 1/4s, 2008                                                          103,600
...................................................................................................
           100,000  North Fork Capital Trust I company
                    guaranty 8.7s, 2026                                                     96,820
...................................................................................................
           320,000  Ocwen Capital Trust I company
                    guaranty 10 7/8s, 2027                                                 246,400
...................................................................................................
           370,000  Ocwen Federal Bank sub. deb. 12s, 2005                                 366,300
...................................................................................................
            85,000  Ocwen Financial Corp. notes
                    11 7/8s, 2003                                                           84,788
...................................................................................................
           575,000  Outsourcing Solutions, Inc. sr. sub. notes
                    Ser. B, 11s, 2006                                                      460,000
...................................................................................................
           120,000  Peoples Heritage Capital Trust
                    company guaranty Ser. B, 9.06s, 2027                                   108,455
...................................................................................................
           365,000  Provident Capital Trust company
                    guaranty 8.6s, 2026                                                    315,024
...................................................................................................
           814,000  Reliance Group Holdings, Inc. sr. notes
                    9s, 2000 (In default) (NON) (DEF)                                       89,540
...................................................................................................
           680,000  Resource America, Inc. 144A sr. notes
                    12s, 2004                                                              659,600
...................................................................................................
           160,000  Riggs Capital Trust 144A bonds
                    8 5/8s, 2026                                                           113,954
...................................................................................................
         1,880,000  Sovereign Bancorp, Inc. sr. notes
                    10 1/2s, 2006                                                        2,030,400
...................................................................................................
           540,000  Superior Financial Corp. 144A sr. notes
                    8.65s, 2003                                                            554,176
...................................................................................................
           220,000  Webster Capital Trust I 144A bonds
                    9.36s, 2027                                                            187,484
...................................................................................................
           300,000  Willis Corroon Corp. 144A company
                    guaranty 9s, 2009                                                      309,000
--------------------------------------------------------------------------------------------------
                                                                                        12,913,856
--------------------------------------------------------------------------------------------------
Health Care (2.9%)
...................................................................................................
           470,000  ALARIS Medical, Inc. sr. disc. notes
                    stepped-coupon zero % (11 1/8s,
                    8/1/03), 2008 (STP)                                                    282,000
...................................................................................................
            90,000  ALARIS Medical Systems, Inc. 144A
                    company guaranty 9 3/4s, 2006                                           83,925
...................................................................................................
           720,000  ALARIS Medical Systems, Inc. 144A
                    sec. notes 11 5/8s, 2006                                               777,600
...................................................................................................
           510,000  AmerisourceBergen Corp. sr. notes
                    8 1/8s, 2008                                                           527,850
...................................................................................................
           330,000  Beverly Enterprises, Inc. sr. notes
                    9 5/8s, 2009                                                           345,675
...................................................................................................
           320,000  Bio-Rad Labs Corp. sr. sub. notes
                    11 5/8s, 2007                                                          352,800
...................................................................................................
           800,000  Conmed Corp. company guaranty
                    9s, 2008                                                               808,000
...................................................................................................
            33,800  Genesis Health Ventures, Inc. sec. notes
                    FRN 7.59s, 2007                                                         33,462
...................................................................................................
           430,000  Hanger Orthopedic Group, Inc. sr. sub.
                    notes 11 1/4s, 2009                                                    399,900
...................................................................................................
           280,000  HCA, Inc. deb. 7.19s, 2015                                             275,800
...................................................................................................
           140,000  HCA, Inc. med. term notes 6.63s, 2045                                  141,343
...................................................................................................
         1,880,000  HCA, Inc. notes 8 3/4s, 2010                                         2,053,900
...................................................................................................
           210,000  HCA, Inc. notes 8.36s, 2024                                            206,850
...................................................................................................
           960,000  HCA, Inc. notes 7s, 2007                                               964,800
...................................................................................................
           420,000  Healthsouth Corp. sr. sub. notes
                    10 3/4s, 2008                                                          461,475
...................................................................................................
           370,000  Insight Health Services Corp. 144A
                    sr. sub. notes 9 7/8s, 2011                                            382,950
...................................................................................................
           680,000  Integrated Health Services, Inc. sr. sub.
                    notes Ser. A, 9 1/2s, 2007 (In default) (NON)                               68
...................................................................................................
           430,000  Integrated Health Services, Inc. sr. sub.
                    notes Ser. A, 9 1/4s, 2008 (In default) (NON)                               43
...................................................................................................
           250,000  Kinetic Concepts, Inc. bank term loan
                    FRN Ser. C, 5.56s, 2005 (acquired
                    11/5/01, cost $250,312) (RES)                                          248,750
...................................................................................................
           660,000  Kinetic Concepts, Inc. company guaranty
                    Ser. B, 9 5/8s, 2007                                                   656,700
...................................................................................................
           120,000  Lifepoint Hospital Holdings company
                    guaranty Ser. B, 10 3/4s, 2009                                         135,600
...................................................................................................
           420,000  Loewen Group, Inc. (The) notes
                    12 1/4s, 2008                                                          461,475
...................................................................................................
           110,000  Loewen Group International, Inc. 144A
                    company guaranty Ser. 4, 8 1/4s, 2003
                    (In default) (NON)                                                      72,325
...................................................................................................
         1,300,000  Magellan Health Services, Inc. sr. sub.
                    notes 9s, 2008                                                       1,170,000
...................................................................................................
           120,000  Magellan Health Services, Inc. 144A
                    sr. notes 9 3/8s, 2007                                                 121,800
...................................................................................................
         1,395,000  Mariner Post-Acute Network, Inc. sr. sub.
                    notes Ser. B, 9 1/2s, 2007 (In default) (NON)                           13,950
...................................................................................................
           280,000  Mariner Post-Acute Network, Inc.
                    sr. sub. notes stepped-coupon Ser. B,
                    zero % (10 1/2s, 11/1/02), 2007 (STP)                                    1,400
...................................................................................................
           760,000  Mediq, Inc. company guaranty 11s, 2008
                    (In default) (NON)                                                       7,600
...................................................................................................
           495,000  Mediq, Inc. deb. stepped-coupon
                    zero % (13s, 6/1/03), 2009 (STP)                                            50
...................................................................................................
         1,465,000  Multicare Companies, Inc. sr. sub. notes
                    9s, 2007 (In default) (NON)                                                147
...................................................................................................
           480,000  Omnicare, Inc. company guaranty
                    Ser. B, 8 1/8s, 2011                                                   499,200
...................................................................................................
           800,000  Paracelsus Healthcare Corp. sr. sub. notes
                    10s, 2006 (In default) (NON)                                           320,000
...................................................................................................
           120,000  Service Corp. International debs.
                    7 7/8s, 2013                                                            99,600
...................................................................................................
            70,000  Service Corp. International notes
                    7.7s, 2009                                                              60,550
...................................................................................................
           690,000  Service Corp. International notes 6s, 2005                             595,988
...................................................................................................
           650,000  Stewart Enterprises, Inc. notes
                    10 3/4s, 2008                                                          711,750
...................................................................................................
           745,000  Sun Healthcare Group, Inc. sr. sub.
                    notes Ser. B, 9 1/2s, 2007 (In default) (NON)                               75
...................................................................................................
           720,000  Sun Healthcare Group, Inc. 144A
                    sr. sub. notes 9 3/8s, 2008 (In default) (NON)                              72
...................................................................................................
           605,000  Tenet Healthcare Corp. sr. notes Ser. B,
                    8 1/8s, 2008                                                           648,493
...................................................................................................
           997,273  Triad Hospitals, Inc. bank term loan
                    FRN Ser. B, 5.11s, 2008 (acquired
                    4/24/01, cost $996,275) (RES)                                        1,007,375
...................................................................................................
           130,000  Triad Hospitals, Inc. company guaranty
                    Ser. B, 8 3/4s, 2009                                                   135,850
...................................................................................................
         1,500,000  Triad Hospitals Holdings company
                    guaranty Ser. B, 11s, 2009                                           1,642,500
...................................................................................................
           500,000  Vanguard Health Systems, Inc. 144A
                    sr. sub. notes 9 3/4s, 2011                                            512,500
--------------------------------------------------------------------------------------------------
                                                                                        17,222,191
--------------------------------------------------------------------------------------------------
Technology (1.2%)
...................................................................................................
           320,000  Amkor Technology, Inc. sr. notes
                    9 1/4s, 2008                                                           302,400
...................................................................................................
           330,000  Amkor Technology, Inc. Structured
                    Note (Issued by STEERS Credit Linked
                    Trust 2000) 12.58s, 2005                                               306,900
...................................................................................................
         1,940,000  Cybernet Internet Services International,
                    Inc. 144A sr. disc. notes stepped-coupon
                    zero % (13s, 8/15/04), 2009 (Denmark) (STP)                             19,400
...................................................................................................
           750,000  Equinix, Inc. sr. notes 13s, 2007                                      240,000
...................................................................................................
           230,000  Exodus Communications, Inc. sr. notes
                    11 5/8s, 2010 (In default) (NON)                                        42,550
...................................................................................................
           480,000  Exodus Communications, Inc. sr. notes
                    10 3/4s, 2009 (In default) (NON)                                        88,800
...................................................................................................
           645,000  Fairchild Semiconductor International, Inc.
                    sr. sub. notes 10 1/8s, 2007                                           662,738
...................................................................................................
         1,250,000  Firstworld Communication Corp.
                    sr. disc. notes stepped-coupon zero %
                    (13s, 4/15/03), 2008 (STP)                                              62,500
...................................................................................................
         1,310,000  Globix Corp. sr. notes 12 1/2s, 2010                                   301,300
...................................................................................................
           650,000  Intira Corp. bonds stepped-coupon
                    zero % (13s, 2/1/05), 2010 (acquired
                    1/31/00, cost $346,391) (RES) (STP)                                         65
...................................................................................................
           160,000  Iron Mountain, Inc. company guaranty
                    8 3/4s, 2009                                                           167,200
...................................................................................................
           240,000  Iron Mountain, Inc. company guaranty
                    8 1/8s, 2008 (Canada)                                                  243,300
...................................................................................................
         1,590,000  Iron Mountain, Inc. sr. sub. notes
                    8 1/4s, 2011                                                         1,621,800
...................................................................................................
            60,000  Lucent Technologies, Inc. deb. 6 1/2s, 2028                             39,600
...................................................................................................
         1,160,000  Lucent Technologies, Inc. deb. 6.45s, 2029                             765,600
...................................................................................................
         1,000,000  Micron Technology, Inc. cv. 6 1/2s, 2005                               922,500
...................................................................................................
           150,000  PSINet, Inc. sr. notes 11 1/2s, 2008
                    (In default) (NON)                                                      11,625
...................................................................................................
           925,000  PSINet, Inc. sr. notes 11s, 2009
                    (In default) (NON)                                                      71,667
...................................................................................................
           110,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005
                    (In default) (NON)                                                       8,525
...................................................................................................
           330,000  SCG Holding & Semiconductor Corp.
                    company guaranty 12s, 2009                                             115,500
...................................................................................................
           130,000  Seagate Technology, Inc. 144A company
                    guaranty 12 1/2s, 2007 (Cayman Islands)                                148,200
...................................................................................................
           490,000  Telecommunications Techniques, Inc.
                    company guaranty 9 3/4s, 2008                                          147,000
...................................................................................................
           360,000  Telehub Communications Corp. company
                    guaranty stepped-coupon zero %
                    (13 7/8s, 7/31/02), 2005 (STP)                                              36
...................................................................................................
           270,000  Telex Communications, Inc. company
                    guaranty 10 1/2s, 2007 (In default) (NON)                               27,000
...................................................................................................
           226,282  United Defense Industries, Inc. bank
                    term loan FRN Ser. B, 5.09s, 2009
                    (acquired 10/19/01, cost $226,282) (RES)                               226,353
...................................................................................................
           470,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                        141,000
...................................................................................................
            40,000  Xerox Credit Corp. sr. notes 6.1s, 2003                                 36,600
--------------------------------------------------------------------------------------------------
                                                                                         6,720,159
--------------------------------------------------------------------------------------------------
Transportation (1.1%)
...................................................................................................
            60,000  Air Canada Corp. sr. notes 10 1/4s, 2011
                    (Canada)                                                                37,200
...................................................................................................
           860,000  Airbus Industries 144A notes Ser. D,
                    12.266s, 2020                                                          902,165
...................................................................................................
           370,000  American Airlines, Inc. bonds Ser. 01-2,
                    Class B, 8.608s, 2011                                                  370,422
...................................................................................................
           180,000  American Airlines, Inc. 144A pass-through
                    certificates Ser. 01-2, Class A-2,
                    7.858s, 2011                                                           179,624
...................................................................................................
           880,000  Calair, LLC/Calair Captial Corp.
                    company guaranty 8 1/8s, 2008                                          651,200
...................................................................................................
           280,000  Continental Airlines, Inc. pass thru
                    certificates Ser. D, 7.568s, 2006                                      212,800
...................................................................................................
           630,000  Kansas City Southern Railway Co.
                    company guaranty 9 1/2s, 2008                                          686,700
...................................................................................................
           210,000  Kitty Hawk, Inc. company guaranty
                    9.95s, 2004 (In default) (NON)                                          27,300
...................................................................................................
           270,000  Navistar International Corp. company
                    guaranty Ser. B, 9 3/8s, 2006                                          283,500
...................................................................................................
           630,000  Navistar International Corp. sr. notes
                    Ser. B, 8s, 2008                                                       620,550
...................................................................................................
           110,000  Newport News Shipbuilding, Inc. sr. notes
                    8 5/8s, 2006                                                           116,600
...................................................................................................
            90,000  Northwest Airlines, Inc. company
                    guaranty 8.52s, 2004                                                    74,700
...................................................................................................
           500,000  Northwest Airlines, Inc. company
                    guaranty 7 5/8s, 2005                                                  385,000
...................................................................................................
           700,000  RailAmerica Transportation company
                    guaranty 12 7/8s, 2010                                                 721,000
...................................................................................................
           130,000  Transportation Manufacturing Operations,
                    Inc. company guaranty 11 1/4s, 2009                                     72,800
...................................................................................................
           170,000  Travel Centers of America, Inc.
                    company guaranty 12 3/4s, 2009                                         180,200
...................................................................................................
         1,120,000  US Air, Inc. pass-through certificates
                    Ser. 93A2, 9 5/8s, 2003                                                873,600
...................................................................................................
           170,000  US Air, Inc. pass-through certificates
                    Ser. 93A3, 10 3/8s, 2013                                               105,400
--------------------------------------------------------------------------------------------------
                                                                                         6,500,761
--------------------------------------------------------------------------------------------------
Utilities (2.3%)
...................................................................................................
           450,000  AES Corp. (The) notes 8 3/4s, 2008                                     396,000
...................................................................................................
         1,710,000  AES Corp. (The) sr. notes 9 3/8s, 2010                               1,513,350
...................................................................................................
           230,000  Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                           161,000
...................................................................................................
           210,000  Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                           147,000
...................................................................................................
         1,030,000  Calpine Canada Energy Finance company
                    guaranty 8 1/2s, 2008 (Canada)                                         932,150
...................................................................................................
           310,000  Calpine Corp. sr. notes 10 1/2s, 2006                                  279,000
...................................................................................................
            30,000  Calpine Corp. sr. notes 8 3/4s, 2007                                    27,150
...................................................................................................
           700,000  Calpine Corp. sr. notes 8 5/8s, 2010                                   626,500
...................................................................................................
           550,000  Calpine Corp. sr. notes 8 1/2s, 2011                                   492,250
...................................................................................................
           670,000  Calpine Corp. sr. notes 7 7/8s, 2008                                   596,300
...................................................................................................
            20,000  Calpine Corp. sr. notes 7 3/4s, 2009                                    17,700
...................................................................................................
           710,000  CMS Energy Corp. pass-through
                    certificates 7s, 2005                                                  685,008
...................................................................................................
           210,000  CMS Energy Corp. sr. notes 8.9s, 2008                                  213,150
...................................................................................................
           280,000  CMS Energy Corp. sr. notes 8 1/2s, 2011                                277,424
...................................................................................................
           380,000  CMS Energy Corp. sr. notes 7 5/8s, 2004                                376,884
...................................................................................................
           330,000  Edison Mission Energy sr. notes 10s, 2008                              336,600
...................................................................................................
         1,825,000  Midland Funding Corp. II debs. Ser. A,
                    11 3/4s, 2005                                                        1,955,068
...................................................................................................
           660,000  Mission Energy Holding Co. sec. notes
                    13 1/2s, 2008                                                          732,600
...................................................................................................
           467,249  Northeast Utilities notes Ser. A,
                    8.58s, 2006                                                            496,788
...................................................................................................
           161,333  Northeast Utilities notes Ser. B,
                    8.38s, 2005                                                            169,043
...................................................................................................
           320,000  Pacific Gas & Electric Co. 144A sr. notes
                    7 3/8s, 2005 (In default) (NON)                                        336,000
...................................................................................................
           840,000  Southern California Edison Co. notes
                    8.95s, 2003                                                            842,100
...................................................................................................
            80,000  Southern California Edison Co. notes
                    6 3/8s, 2006                                                            73,600
...................................................................................................
           780,000  Tiverton/Rumford Power Associates, LP
                    144A pass-through certificates 9s, 2018                                705,900
...................................................................................................
           982,000  York Power Funding 144A notes 12s,
                    2007 (Cayman Islands) (In default) (NON)                               932,900
--------------------------------------------------------------------------------------------------
                                                                                        13,321,465
--------------------------------------------------------------------------------------------------
                    Total Corporate Bonds and Notes
                    (cost $327,181,979)                                               $277,616,293
--------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (14.8%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                             Value
...................................................................................................
        $2,794,220  Argentina (Republic of) bonds 2.89s,
                    2018 (In default) (NON)                                               $670,613
...................................................................................................
           614,800  Argentina (Republic of) bonds 2.67s,
                    2031 (In default) (NON)                                                135,256
...................................................................................................
         2,270,000  Brazil (Federal Republic of) bonds
                    12 1/4s, 2030                                                        1,952,200
...................................................................................................
         1,935,000  Brazil (Federal Republic of) unsub. notes
                    11s, 2040                                                            1,485,113
...................................................................................................
CAD      1,800,000  Canada (Government of) bonds
                    5 1/2s, 2010                                                         1,141,128
...................................................................................................
CAD        585,000  Canada (Government of) bonds
                    Ser. WL43, 5 3/4s, 2029                                                371,306
...................................................................................................
        $1,380,000  Colombia (Republic of) bonds
                    11 3/4s, 2020                                                        1,373,100
...................................................................................................
           850,000  Ecuador (Republic of) bonds Ser. REGS,
                    12s, 2012                                                              624,750
...................................................................................................
           230,000  Ecuador (Republic of) bonds
                    stepped-coupon Ser. REGS, 5s
                    (6s, 8/15/02), 2030 (STP)                                              108,675
...................................................................................................
EUR     13,845,000  France (Government of) bonds
                    5 1/2s, 2010                                                        12,719,213
...................................................................................................
EUR        920,000  France (Government of) deb. 4s, 2009                                   770,254
...................................................................................................
EUR      2,600,000  Germany (Federal Republic of) bonds
                    Ser. 00, 5 1/2s, 2031                                                2,343,452
...................................................................................................
EUR      5,715,000  Germany (Federal Republic of) bonds
                    Ser. 97, 6s, 2007                                                    5,441,074
...................................................................................................
EUR      4,690,000  Germany (Federal Republic of) bonds
                    Ser. 99, 4s, 2009                                                    3,953,761
...................................................................................................
EUR      3,000,000  Italy (Government of) sr. unsub.
                    4 1/4s, 2002                                                         2,670,066
...................................................................................................
EUR      3,240,000  Italy (Government of) treasury bonds
                    5 1/4s, 2011                                                         2,898,958
...................................................................................................
EUR      1,630,000  Italy (Government of) treasury bonds
                    4 3/4s, 2006                                                         1,466,842
...................................................................................................
EUR      2,350,000  Italy (Government of) treasury bonds
                    3 1/4s, 2004                                                         2,068,958
...................................................................................................
NZD      4,080,000  New Zealand (Government of) bonds
                    Ser. 709, 7s, 2009                                                   1,724,831
...................................................................................................
        $1,045,000  Philippines (Republic of) bonds
                    9 7/8s, 2019                                                           989,093
...................................................................................................
         2,100,000  Philippines (Republic of) notes
                    10 5/8s, 2025                                                        2,055,900
...................................................................................................
         2,310,000  Russia (Federation of) bonds
                    12 3/4s, 2028                                                        2,494,800
...................................................................................................
         3,630,000  Russia (Federation of) unsub.
                    8 1/4s, 2010                                                         3,136,320
...................................................................................................
         5,720,000  Russia (Federation of) unsub. stepped-
                    coupon 5s (7 1/2s, 3/31/07), 2030 (STP)                              3,268,980
...................................................................................................
         7,390,625  Russia (Federation of) 144A unsub.
                    stepped-coupon 5s (7 1/2s, 3/31/07),
                    2030 (STP)                                                           4,223,742
...................................................................................................
SEK     68,810,000  Sweden (Government of) bonds
                    Ser. 1044, 3 1/2s, 2006                                              6,193,825
...................................................................................................
          $690,000  Turkey (Republic of) bonds 11 3/4s, 2010                               676,200
...................................................................................................
GBP      2,510,000  United Kingdom Treasury bonds 10s, 2003                              3,961,193
...................................................................................................
GBP        810,000  United Kingdom Treasury bonds 5s, 2012                               1,172,818
...................................................................................................
GBP      1,340,000  United Kingdom Treasury bonds
                    Ser. 85, 9 3/4s, 2002                                                2,021,142
...................................................................................................
GBP      1,785,000  United Kingdom Treasury bonds
                    8 1/2s, 2005                                                         2,907,937
...................................................................................................
        $1,665,000  United Mexican States bonds
                    11 3/8s, 2016                                                        2,046,285
...................................................................................................
         2,720,000  United Mexican States bonds Ser. MTN,
                    8.3s, 2031                                                           2,662,880
...................................................................................................
         1,680,000  United Mexican States bonds Ser. XW,
                    10 3/8s, 2009                                                        1,917,720
...................................................................................................
         1,940,000  United Mexican States notes Ser. A,
                    9 7/8s, 2010                                                         2,153,400
...................................................................................................
           740,000  Venezuela (Republic of) bonds
                    9 1/4s, 2027                                                           461,760
--------------------------------------------------------------------------------------------------
                    Total Foreign Government
                    Bonds and Notes
                    (cost $84,883,223)                                                 $86,263,545
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.0%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                             Value
...................................................................................................
U.S. Government Agency Mortgage Obligations (3.1%)
...................................................................................................
                    Federal National Mortgage Association
...................................................................................................
        $1,960,000    6 5/8s, September 15, 2009                                        $2,088,929
...................................................................................................
         6,320,000    5 1/2s, February 15, 2006                                          6,511,559
...................................................................................................
                    Federal National Mortgage Association
                    Pass-Through Certificates
...................................................................................................
         3,233,227    7 1/2s, with due dates from
                      September 1, 2022 to June 1, 2031                                  3,338,783
...................................................................................................
           199,864    6 1/2s, August 1, 2010                                               205,584
...................................................................................................
           187,862    6s, with due dates from May 1, 2031
                      to August 1, 2031                                                    183,949
...................................................................................................
           276,496    5 1/2s, August 15, 2014                                              274,442
...................................................................................................
                    Government National Mortgage
                    Association Pass-Through Certificates
...................................................................................................
           578,492    8s, with due dates from January 15, 2022
                      to September 15, 2025                                                614,132
...................................................................................................
         2,339,676    7s, with due dates from
                      November 15, 2026
                      to December 15, 2028                                               2,405,046
...................................................................................................
         2,705,775    6 1/2s, with due dates from
                      February 15, 2027 to January 15, 2029                              2,725,183
--------------------------------------------------------------------------------------------------
                                                                                        18,347,607
--------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (10.9%)
...................................................................................................
        13,495,000  U.S. Treasury Bonds 5 3/8s,
                    February 15, 2031                                                   13,298,918
...................................................................................................
                    U.S. Treasury Notes
...................................................................................................
        29,905,000    6 1/2s, February 15, 2010 (SEG)                                   32,825,522
...................................................................................................
         5,870,000    5 3/4s, August 15, 2010                                            6,157,982
...................................................................................................
         6,350,000    5s, August 15, 2011                                                6,330,125
...................................................................................................
         4,850,000    3 1/8s, December 31, 2003                                          4,867,412
--------------------------------------------------------------------------------------------------
                                                                                        63,479,959
--------------------------------------------------------------------------------------------------
                    Total U.S. Government
                    and Agency Obligations
                    (cost $80,587,400)                                                 $81,827,566
--------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (10.7%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                             Value
...................................................................................................
        $3,540,000  Amresco Commercial Mortgage Funding I
                    Ser. 97-C1, Class F, 7.64s, 2029                                    $3,632,372
...................................................................................................
         3,349,368  Banc of America Commercial Mortgage,
                    Inc. Ser. 01-PB1, Class XC, Interest
                    Only (IO), 0.834s, 2035                                                148,105
...................................................................................................
         5,763,027  Bank of America Mortgage Securities
                    Ser. 01-10, Class 1A11, IO, 0.211s, 2031                               477,251
...................................................................................................
           490,000  Chase Commercial Mortgage Securities
                    Corp. Ser. 00-3, Class G, 6.887s, 2019                                 402,566
...................................................................................................
         8,442,175  Citicorp Mortgage Securities, Inc.
                    Ser. 01-15, Class A3A, IO, 0.343s, 2031                                513,786
...................................................................................................
         1,415,000  Commercial Mortgage Acceptance Corp.
                    Ser. 97-ML1, Class D, 6.975s, 2010                                   1,345,577
...................................................................................................
        44,397,728  Commercial Mortgage Asset Trust
                    Ser. 99-C1, Class X, IO, 1.17s, 2020                                 2,554,604
...................................................................................................
         1,575,000  Countrywide Home Loan Ser. 98-3,
                    Class A5, 6 3/4s, 2028                                               1,606,008
...................................................................................................
         1,980,000  Countrywide Mortgage Backed
                    Securities, Inc. Ser. 93-C, Class A8,
                    6 1/2s, 2024                                                         1,946,340
...................................................................................................
                    CS First Boston Mortgage Securities Corp.
...................................................................................................
           465,000    Ser. 01-CF2, Class E, 7.29s, 2011                                    475,463
...................................................................................................
           485,000    Ser. 01-CF2, Class G, 6.93s, 2011                                    467,419
...................................................................................................
        26,285,555  Deutsche Mortgage & Asset Receiving
                    Corp. Ser. 98-C1, Class X, IO, 1.22s, 2023                           1,096,600
...................................................................................................
                    Euro Loan Conduit 144A
...................................................................................................
GBP        450,000    FRN Ser. 7A, Class E, 8.493s, 2006
                      (United Kingdom)                                                     617,596
...................................................................................................
GBP        450,000    FRN Ser. 7A, Class D, 6.743s, 2006
                      (United Kingdom)                                                     648,701
...................................................................................................
                    Fannie Mae
...................................................................................................
            $5,062    Ser. 92-15, Class L, IO, 10.37s, 2022                                140,670
...................................................................................................
           451,628    Ser. 93-245, Class SD, 18.435s, 2023                                 460,519
...................................................................................................
           137,431    Ser. 99-28, Class SC, 14.6s, 2028                                    133,609
...................................................................................................
           612,447    Ser. 98-63, Class S, 14.448s, 2026                                   587,566
...................................................................................................
           915,100    Ser. 98-1, Class SA, IO, 11s, 2024                                   335,275
...................................................................................................
         2,465,118    Ser. 01-55, Class CZ, 6 1/2s, 2031                                 2,335,314
...................................................................................................
         3,126,100    Ser. 01-62, Class PI, IO, 6 1/2s, 2025                               536,322
...................................................................................................
         1,558,913    Ser. 302, Class 2, IO, 6s, 2029                                      408,728
...................................................................................................
         1,595,551    Ser. 01-62, Class BI, IO, 6s, 2026                                   304,401
...................................................................................................
         2,280,869    Ser. 01-35, Class S, IO, 5.97s, 2031                                 240,917
...................................................................................................
        23,090,026    Ser. 01-59, Class S, IO, 5.97s, 2031                               2,316,218
...................................................................................................
         6,204,958    Ser. 01-65, Class S, IO, 5.97s, 2031                                 678,667
...................................................................................................
        19,839,923    Ser. 00-T6, IO, 0.724s, 2030                                         426,995
...................................................................................................
           966,029    Ser. 01-41, Class KO, Principal Only (PO),
                      zero %, 2031                                                         697,956
...................................................................................................
           778,504    Ser. 99-52, Class MO, PO, zero %, 2026                               690,436
...................................................................................................
           397,454    Ser. 97-92, PO, zero %, 2025                                         376,836
...................................................................................................
        15,899,905  FFCA Secured Lending Corp. Ser. 00-1,
                    Class X, IO, 1.716s, 2027                                            1,391,242
...................................................................................................
                    Freddie Mac
...................................................................................................
         1,440,525    Ser. 2319, Class S, 20.61s, 2031                                   1,344,865
...................................................................................................
         1,584,600    Ser. 2360, Class SC, 16.131s, 2031                                 1,432,825
...................................................................................................
           746,801    Ser. 2286, Class LR, 15.37s, 2024                                    716,345
...................................................................................................
         3,172,245    Ser. 2191, Class MS, IO, 6.504s, 2027                                239,901
...................................................................................................
           703,031    Ser. 1717, Class L, 6 1/2s, 2024                                     722,008
...................................................................................................
         5,479,681    Ser. 2353, Class SJ, IO, 6.054s, 2031                                546,256
...................................................................................................
         4,936,158    Ser. 212, IO, 6s, 2031                                             1,355,901
...................................................................................................
         1,395,506    Ser. 211, IO, 6s, 2029                                               373,734
...................................................................................................
         4,063,380    Ser. 2324, Class S, IO, 5.354s, 2031                                 362,530
...................................................................................................
         1,211,848    Ser. 2044, Class SG, IO, 3.97s, 2023                                  86,606
...................................................................................................
         3,365,249    Ser. 215, PO, zero %, 2031                                         2,898,320
...................................................................................................
           359,875    Ser. 2302, Class LO, PO, zero %, 2031                                300,833
...................................................................................................
           527,759    Ser. 2304, PO, zero %, 2031                                          427,814
...................................................................................................
           351,879    Ser. 2317, PO, zero %, 2031                                          259,951
...................................................................................................
           405,518    Ser. 2324, Class EO, PO, zero %, 2031                                294,761
...................................................................................................
           424,937    Ser. 2337, PO, zero %, 2031                                          305,423
...................................................................................................
           839,086    Ser. 2351, Class EO, PO, zero %, 2031                                604,142
...................................................................................................
           521,523    Ser. 188, PO, zero %, 2027                                           426,997
...................................................................................................
                    Freddie Mac
...................................................................................................
           491,556    Ser. 2078, Class KC, PO, zero %, 2023                                401,233
...................................................................................................
           757,611    Ser. 2190, PO, zero %, 2014                                          697,830
...................................................................................................
           495,000  GE Capital Commercial Mortgage Corp.
                    Ser. 01-1, Class G, 7.04s, 2011                                        492,486
...................................................................................................
           925,000  GE Capital Mortgage Services, Inc.
                    Ser. 98-11, Class 2A4, 6 3/4s, 2028                                    924,519
...................................................................................................
                    Government National
                    Mortgage Association
...................................................................................................
        10,741,285    Ser. 99-42, Class SB, IO, 6.554s, 2027                               805,596
...................................................................................................
         6,938,631    Ser. 99-34, Class SB, IO, 6.104s, 2027                               483,536
...................................................................................................
         4,645,176    Ser. 99-31, Class MP, PO, zero %, 2029                             3,928,077
...................................................................................................
           829,296    Ser. 98-2, Class EA, PO, zero %, 2028                                671,730
...................................................................................................
           955,000  Granite Mortgages PLC FRN Ser. 01-1,
                    Class 1C, 3.79s, 2041 (United Kingdom)                                 952,613
...................................................................................................
         4,410,000  Holmes Financing PLC FRB Ser. 1,
                    Class 2C, 3.58s, 2040                                                4,383,540
...................................................................................................
                    Merrill Lynch Mortgage Investors, Inc.
...................................................................................................
           915,000    Ser. 96-C2, Class E, 6.96s, 2028                                     859,635
...................................................................................................
        11,818,129    Ser. 96-C2, IO, 2.074s, 2028                                         740,480
...................................................................................................
        13,915,131    Ser. 98-C2, IO, 1.53s, 2030                                          890,895
...................................................................................................
         4,705,756  Mortgage Capital Funding, Inc.
                    Ser. 97-MC2, Class X, IO, 1.361s, 2027                                 258,081
...................................................................................................
            53,747  Prudential Home Mortgage Securities
                    Ser. 93-57, Class A4, 5.9s, 2023                                        54,718
...................................................................................................
GBP     16,200,000  Residential Funding Mortgage
                    Securities, Inc. Ser. 01-S26, Class A9,
                    IO, 5.47s, 2031                                                      1,037,812
...................................................................................................
        $1,000,000  Residential Mortgage Securities 144A
                    FRB Ser. 8, Class M, 4.986s, 2038                                    1,447,924
...................................................................................................
           417,177  Rural Housing Trust Ser. 87-1, Class D,
                    6.33s, 2026                                                            427,686
...................................................................................................
         2,125,000  Starwood Asset Receivables Trust FRB
                    Ser. 00-1, Class E, 4.68s, 2022                                      2,123,938
--------------------------------------------------------------------------------------------------
                    Total Collateralized Mortgage Obligations
                    (cost $61,635,220)                                                 $62,275,600
--------------------------------------------------------------------------------------------------
BRADY BONDS (3.2%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                             Value
...................................................................................................
       $11,525,998  Brazil (Federal Republic of) bonds
                    8s, 2014                                                            $8,817,388
...................................................................................................
           930,000  Brazil (Federal Republic of) govt.
                    guaranty FRB 3 1/4s, 2012                                              655,650
...................................................................................................
         1,180,000  Bulgaria (Government of) coll. FLIRB,
                    Ser. A, 4.563s, 2012                                                 1,064,950
...................................................................................................
         1,070,000  Bulgaria (Government of) coll. FRB
                    Ser. A, 4.563s, 2024                                                   951,016
...................................................................................................
         1,935,450  Bulgaria (Government of) debs. FRB
                    Ser. PDI, 4.563s, 2011                                               1,693,519
...................................................................................................
           450,450  Bulgaria (Government of) debs. FRB
                    Ser. RPDI, 4.563s, 2011                                                394,144
...................................................................................................
         2,040,000  Peru (Republic of) FLIRB 3 3/4s, 2017                                1,428,000
...................................................................................................
         2,805,000  United Mexican States bonds Ser. B,
                    6 1/4s, 2019                                                         2,584,106
...................................................................................................
         1,857,115  Venezuela (Republic of) debs. FRB
                    Ser. DL, 2.875s, 2007                                                1,339,537
--------------------------------------------------------------------------------------------------
                    Total Brady Bonds
                    (cost $18,093,754)                                                 $18,928,310
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS (1.9%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                             Value
...................................................................................................
            15,133  AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                     $151
...................................................................................................
            46,000  California Federal Bancorp, Inc.
                    Ser. A, $2.281 pfd.                                                  1,149,540
...................................................................................................
            25,980  Chevy Chase Capital Corp. Ser. A,
                    $5.188 pfd. (PIK)                                                    1,441,890
...................................................................................................
             2,110  Chevy Chase Savings Bank, Inc. $3.25 pfd.                               54,860
...................................................................................................
           210,000  CSBI Capital Trust I 144A company
                    guaranty Ser. A, 11.75% pfd.                                           232,050
...................................................................................................
            15,773  CSC Holdings, Inc. Ser. M,
                    $11.125 cum. pfd. (PIK)                                              1,679,825
...................................................................................................
             1,170  Delta Financial Corp. Ser. A,
                    $10.00 cum. pfd.                                                        14,625
...................................................................................................
            22,720  Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                 227
...................................................................................................
            34,000  Diva Systems Corp. 144A Ser. D,
                    zero % pfd.                                                                340
...................................................................................................
            12,000  Doane Pet Care Co. $7.125 pfd.                                         360,000
...................................................................................................
                39  Dobson Communications Corp.
                    13.00% pfd.                                                             38,220
...................................................................................................
               808  Dobson Communications Corp.
                    12.25% pfd. (PIK)                                                      791,360
...................................................................................................
               310  First Republic Capital Corp. 144A
                    10.50% pfd.                                                            302,250
...................................................................................................
            10,600  Fitzgeralds Gaming Corp. zero % cum. pfd.                                  106
...................................................................................................
               360  Fresenius Medical Capital Trust II
                    company guaranty 7.875% pfd.
                    (Germany)                                                              360,000
...................................................................................................
             1,763  Granite Broadcasting Corp.
                    12.75% cum. pfd. (PIK)                                                 669,940
...................................................................................................
               453  ICG Holdings, Inc. 14.25% pfd.
                    (Canada) (In default) (NON)                                                  5
...................................................................................................
               601  ICG Holdings, Inc. 14.00% pfd.
                    (Canada) (In default) (NON) (PIK)                                            6
...................................................................................................
             1,053  Intermedia Communications, Inc.
                    Ser. B, 13.50% pfd. (PIK)                                            1,089,855
...................................................................................................
               147  Nextel Communications, Inc. Ser. D,
                    13.00% cum. pfd. (PIK)                                                  83,790
...................................................................................................
               312  Nextel Communications, Inc. Ser. E,
                    11.125% pfd. (PIK)                                                     159,120
...................................................................................................
               251  Paxson Communications Corp. 13.25%
                    cum. pfd. (PIK)                                                      2,133,500
...................................................................................................
               936  Rural Cellular Corp. 12.25% pfd. (PIK)                                 776,681
--------------------------------------------------------------------------------------------------
                    Total Preferred Stocks
                    (cost $13,580,291)                                                 $11,338,341
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.5%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                             Value
...................................................................................................
          $960,000  Conseco Finance Securitizations Corp.
                    Ser. 00-6, Class M2, 8.2s, 2032                                       $964,955
...................................................................................................
         4,173,000  Conseco Finance Securitizations Corp.
                    Ser. 00-4, Class A6, 8.31s, 2032                                     4,478,151
...................................................................................................
           912,000  Conseco Finance Securitizations Corp.
                    Ser. 01-4, Class B1, 9.4s, 2010                                        870,746
...................................................................................................
           565,453  Mid-State Trust Ser. 10, Class B, 7.54s, 2036                          535,060
...................................................................................................
           380,000  Morgan Stanley Dean Witter Capital I
                    Ser. 01-NC3, Class B1, FRN, 4.38s, 2031                                380,000
...................................................................................................
         1,473,000  Morgan Stanley Dean Witter Capital I
                    Ser. 01-NC4, Class B1, FRN, 4.426s, 2032                             1,436,175
--------------------------------------------------------------------------------------------------
                    Total Asset-Backed Securities
                    (cost $8,384,590)                                                   $8,665,087
--------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.7%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                             Value
...................................................................................................
          $430,000  American Tower Corp. cv. notes 5s, 2010                               $259,978
...................................................................................................
           830,000  DaVita, Inc. cv. sub. notes 7s, 2009                                   847,347
...................................................................................................
            70,000  Echostar Communications Corp. 144A
                    cv. sub. notes 5 3/4s, 2008                                             62,650
...................................................................................................
         1,120,000  Exide Corp. 144A cv. sr. sub. notes
                    2.9s, 2005                                                              75,600
...................................................................................................
           450,000  Healthsouth Corp. cv. sub. deb.
                    3 1/4s, 2003                                                           426,938
...................................................................................................
            99,000  Hexcel Corp. cv. sub. notes 7s, 2003                                    54,079
...................................................................................................
         1,410,000  Nextel Communications, Inc. cv. sr. notes
                    5 1/4s, 2010                                                           847,762
...................................................................................................
           120,000  Rogers Communications cv. debs. 2s,
                    2005 (Canada)                                                           97,200
...................................................................................................
           830,000  Solectron Corp. cv. Liquid Yield
                    Option Notes (LYON) zero %, 2020                                       439,900
...................................................................................................
            60,000  Spectrasite Holdings, Inc. cv. sr. notes
                    6 3/4s, 2010                                                            24,888
...................................................................................................
         1,080,000  Telewest Finance Corp. cv. sub. notes
                    6s, 2005 (United Kingdom)                                              677,700
--------------------------------------------------------------------------------------------------
                    Total Convertible Bonds and Notes
                    (cost $4,413,532)                                                   $3,814,042
--------------------------------------------------------------------------------------------------
COMMON STOCKS (0.3%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                             Value
...................................................................................................
               200  AmeriKing, Inc. (NON)                                                       $2
...................................................................................................
            28,114  Arch Wireless, Inc. (NON)                                                  380
...................................................................................................
            12,220  Aurora Foods, Inc. (NON)                                                61,711
...................................................................................................
           143,564  Celcaribe SA (Colombia) (NON)                                           17,946
...................................................................................................
         2,321,451  Contifinancial Corp. Liquidating Trust units                           139,287
...................................................................................................
            30,000  Contour Energy Co. (NON)                                                27,750
...................................................................................................
            11,059  Covad Communications
                    Group, Inc.  144A (NON)                                                 31,629
...................................................................................................
             1,170  Delta Funding Residual Exchange Co., LLC                               277,875
...................................................................................................
             1,170  Delta Funding Residual Management, Inc.                                     12
...................................................................................................
            20,830  Fitzgerald Gaming Corp. (NON)                                              208
...................................................................................................
           119,276  Focal Communications Corp. (NON)                                        72,758
...................................................................................................
             8,093  Genesis Health Ventures, Inc. (NON)                                    174,000
...................................................................................................
            10,535  Intira Corp.                                                                 1
...................................................................................................
             9,181  MPower Holdings Corp. 144A (NON)                                         4,131
...................................................................................................
                61  Premium Holdings (L.P.) 144A                                               978
...................................................................................................
               528  PSF Holdings LLC Class A                                               844,960
...................................................................................................
               151  Quorum Broadcast Holdings, Inc. Class
                    E (acquired 5/15/01, cost $150,680) (RES)                              150,550
...................................................................................................
            22,399  United Artists Theatre Co. (NON)                                       179,192
...................................................................................................
             1,335  Vast Solutions, Inc. Class B1 (NON)                                      4,005
...................................................................................................
             1,335  Vast Solutions, Inc. Class B2 (NON)                                      4,005
...................................................................................................
             1,335  Vast Solutions, Inc. Class B3 (NON)                                      4,005
--------------------------------------------------------------------------------------------------
                    Total Common Stocks
                    (cost $4,464,120)                                                   $1,995,385
--------------------------------------------------------------------------------------------------
UNITS (0.1%) (a)
--------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
...................................................................................................
               840  Australis Media, Ltd. units 15 3/4s,
                    2003 (Australia) (In default) (NON)                                        $84
...................................................................................................
               350  Mikohn Gaming Corp. 144A units
                    11 7/8s, 2008                                                          339,500
...................................................................................................
               760  Pegasus Shipping 144A units
                    stepped-coupon zero % (14 1/2s,
                    6/20/03), 2008 (Bermuda) (STP)                                          26,600
...................................................................................................
               650  XCL, Ltd. 144A units 13 1/2s, 2004
                    (In default) (NON)                                                     195,000
...................................................................................................
             2,800  XCL, Ltd. 144A units cv. cum. pfd.
                    9.5s (In default) (NON) (PIK)                                            1,400
--------------------------------------------------------------------------------------------------
                    Total Units
                    (cost $3,941,173)                                                     $562,584
--------------------------------------------------------------------------------------------------
WARRANTS (0.1%) (a) (NON)
--------------------------------------------------------------------------------------------------
Number of Warrants                                                   Expiration Date         Value
...................................................................................................
                 6  Anker Coal Group, Inc. 144A                             10/28/09            $1
...................................................................................................
               410  Bestel SA de CV (Mexico)                                 5/15/05        49,200
...................................................................................................
               410  Birch Telecommunications,
                    Inc. 144A (PIK)                                          6/15/08            41
...................................................................................................
            36,500  CGA Group, Ltd. 144A                                     2/11/07           365
...................................................................................................
               460  Colo.com, Inc. 144A                                      3/15/10             5
...................................................................................................
             1,100  Comunicacion Cellular 144A
                    (Colombia)                                              11/15/03         2,200
...................................................................................................
               890  Dayton Superior Corp.                                    6/15/09        17,800
...................................................................................................
             1,320  Decrane Aircraft Holdings Co.                            9/30/08             1
...................................................................................................
            12,402  Delta Financial Corp.                                   12/21/10             1
...................................................................................................
               877  Diva Systems Corp.                                       5/15/06             8
...................................................................................................
             4,971  Diva Systems Corp. 144A                                   3/1/08            50
...................................................................................................
             6,372  Genesis Health Ventures, Inc.                            10/1/02        30,267
...................................................................................................
               300  Globalstar Telecommunications                            2/15/04             3
...................................................................................................
               920  Horizon PCS, Inc.                                        10/1/10        36,800
...................................................................................................
             5,181  ICG Communications, Inc.                                10/15/05            52
...................................................................................................
            16,667  Imperial Credit Industries, Inc.                          8/1/08            17
...................................................................................................
               650  Interact Systems, Inc.                                    8/1/03             1
...................................................................................................
               650  Interact Systems, Inc. 144A                             12/15/09             7
...................................................................................................
            63,257  Intira Corp. Class B                                     9/29/10             6
...................................................................................................
               790  iPCS, Inc. 144A                                          7/15/10        19,750
...................................................................................................
               650  Iridium World Com 144A                                   7/15/05             1
...................................................................................................
               520  IWO Holdings, Inc.                                       1/15/11        36,400
...................................................................................................
               970  Jostens, Inc.                                             5/1/10         9,700
...................................................................................................
             1,750  KMC Telecommunications
                    Holdings, Inc. 144A                                      4/15/08            17
...................................................................................................
             1,035  Knology Holdings, Inc.                                  10/22/07            26
...................................................................................................
               486  Leap Wireless
                    International, Inc. 144A                                 4/15/10        14,580
...................................................................................................
             1,660  McCaw International, Ltd.                                4/15/07            17
...................................................................................................
               495  Mediq, Inc. 144A                                          6/1/09             5
...................................................................................................
               360  ONO Finance PLC 144A
                    (United Kingdom)                                         2/15/11         7,200
...................................................................................................
               500  Orbital Imaging Corp. 144A                                3/1/05             1
...................................................................................................
               585  Orion Network Systems, Inc.                              1/15/07            15
...................................................................................................
               460  Pagemart, Inc. 144A                                     12/31/03             4
...................................................................................................
               960  Paxson Communications
                    Corp. 144A                                               6/30/03         3,840
...................................................................................................
               350  Pliant Corp. 144A                                         6/1/10           700
...................................................................................................
               395  Raintree Resort 144A                                     12/1/04             4
...................................................................................................
               950  Startec Global
                    Communications Corp.                                     5/15/08            10
...................................................................................................
               235  Sterling Chemicals Holdings                              8/15/08           141
...................................................................................................
               360  Telehub Communications
                    Corp. 144A                                               7/31/05             1
...................................................................................................
               330  Travel Centers of
                    America, Inc. 144A                                        5/1/09             3
...................................................................................................
             1,420  Ubiquitel, Inc. 144A                                     4/15/10        71,000
...................................................................................................
             1,390  UIH Australia/Pacific, Inc. 144A                         5/15/06            14
...................................................................................................
            12,984  United Artists Theatre                                    3/2/08       103,872
...................................................................................................
               650  Veraldo Holdings, Inc. 144A                              4/15/08             6
...................................................................................................
                30  Versatel Telecom NV
                    (Netherlands)                                            5/15/08            15
...................................................................................................
               500  XM Satellite Radio
                    Holdings, Inc. 144A                                      3/15/10           500
--------------------------------------------------------------------------------------------------
                    Total Warrants
                    (cost $1,728,727)                                                     $404,647
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                             Value
...................................................................................................
                88  Anker Coal Group, Inc. 14.25% cv. pfd.                                    $440
...................................................................................................
                50  Genesis Health Ventures, Inc.
                    $6.00 cv. pfd. (PIK)                                                     5,500
...................................................................................................
               650  Interact Systems, Inc. 144A 14.00% cv. pfd.
                    (In default) (NON)                                                           7
...................................................................................................
             4,200  LTV Corp. (The) 144A $4.125 cv. pfd.
                    (In default) (NON)                                                       8,925
...................................................................................................
                40  Paxson Communications Corp. 144A
                    9.75% cv. pfd. (PIK)                                                   348,000
...................................................................................................
               108  World Access, Inc. 144A Ser. D,
                    zero % cv. pfd.                                                             27
...................................................................................................
               553  XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd.
                    (In default) (NON) (PIK)                                                   277
--------------------------------------------------------------------------------------------------
                    Total Convertible Preferred Stocks
                    (cost $912,079)                                                       $363,176
--------------------------------------------------------------------------------------------------
PURCHASED OPTIONS OUTSTANDING (--%) (a)
--------------------------------------------------------------------------------------------------
                                                                    Expiration Date/
Contract Amount                                                        Strike Price          Value
...................................................................................................
        $8,126,075  Brazil (Federal Republic of)
                    C Brady Bond, 4/15/14
                    (Lehman Brothers)
                    (Call)                                          Feb. 02/ 76.188 USD     $4,063
...................................................................................................
         4,030,000  Russia (Federation of)
                    Global Bond, 5s, 3/31/30
                    (Lehman Brothers)
                    (Call)                                          Feb. 02/ 56.50 USD       8,221
...................................................................................................
         3,978,000  United Mexican States
                    Global Bond, 11.5s, 5/15/26
                    (Lehman Brothers)
                    (Call)                                          Feb. 02/ 127.30 USD      1,671
--------------------------------------------------------------------------------------------------
                    Total Purchased Options Outstanding
                    (cost $229,488)                                                        $13,955
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.2%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                             Value
...................................................................................................
            $2,909  Short-term investments held as
                    collateral for loaned securities with
                    yields ranging from 1.78% to 2.625%
                    and due dates ranging from
                    January 2, 2002 to February 28, 2002 (d)                                $2,905
...................................................................................................
        18,477,000  Interest in $600,000,000 joint
                    tri-party repurchase agreement dated
                    December 31, 2001 with Goldman Sachs
                    & Co. due January 2, 2002 with respect
                    to various U.S. Government obligations --
                    maturity value of $18,478,837 for an
                    effective yield of 1.79%                                            18,477,000
--------------------------------------------------------------------------------------------------
                    Total Short-Term Investments
                    (cost $18,479,905)                                                 $18,479,905
--------------------------------------------------------------------------------------------------
                    Total Investments
                    (cost $628,515,481) (b)                                           $572,548,436
--------------------------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2001
(aggregate face value $38,459,746)
--------------------------------------------------------------------------------------------------
                                                                               Unrealized
                                Market        Aggregate         Delivery    Appreciation/
                                 Value       Face Value             Date    (Depreciation)
...................................................................................................
Australian Dollars         $10,327,543      $10,449,362          3/20/02        $(121,819)
...................................................................................................
British Pounds               4,790,691        4,755,011          3/20/02           35,680
...................................................................................................
Canadian Dollars             3,612,548        3,616,779          3/20/02           (4,231)
...................................................................................................
Danish Krone                   633,316          629,877          3/20/02            3,439
...................................................................................................
Euro                         4,752,164        4,795,344          3/20/02          (43,180)
...................................................................................................
Japanese Yen                13,224,859       13,897,866          3/20/02         (673,007)
...................................................................................................
Swiss Francs                   313,432          315,507          3/20/02           (2,075)
--------------------------------------------------------------------------------------------------
                                                                                $(805,193)
--------------------------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2001
(aggregate face value $33,229,186)
--------------------------------------------------------------------------------------------------
                                                                              Unrealized
                                Market        Aggregate         Delivery     Appreciation/
                                 Value       Face Value             Date    (Depreciation)
...................................................................................................
British Pounds              $9,978,471       $9,833,933          3/20/02        $(144,538)
...................................................................................................
Canadian Dollars             1,476,961        1,502,798          3/20/02           25,837
...................................................................................................
Euro                        14,555,605       14,537,717          3/20/02          (17,888)
...................................................................................................
New Zealand Dollars          1,641,415        1,634,445          3/20/02           (6,970)
...................................................................................................
Swedish Krona                5,732,195        5,720,293          3/20/02          (11,902)
--------------------------------------------------------------------------------------------------
                                                                                $(155,461)
--------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2001
--------------------------------------------------------------------------------------------------
                                                                              Unrealized
                                 Total        Aggregate       Expiration     Appreciation/
                                 Value       Face Value             Date    (Depreciation)
...................................................................................................
Euro-Bobl (Long)           $16,940,053      $17,214,833           Mar-02        $(274,780)
...................................................................................................
Euro Bund
10 yr (Long)                   665,451          675,573           Mar-02          (10,122)
...................................................................................................
Euro 90 day (Long)           1,901,300        1,923,834           Jun-02          (22,534)
...................................................................................................
Euro 90 day (Short)          1,960,500        1,957,166           Mar-02           (3,334)
...................................................................................................
Gilt (Long)                  2,626,810        2,708,408           Mar-02          (81,598)
...................................................................................................
Japanese Government
Bond 10 yr-Simex
(Long)                       1,687,488        1,681,945           Mar-02            5,543
...................................................................................................
U.S. Treasury (Long)         7,817,906        8,040,143           Mar-02         (222,237)
...................................................................................................
U.S. Treasury
10 yr (Long)                 7,464,984        7,463,787           Mar-02            1,197
--------------------------------------------------------------------------------------------------
                                                                                $(607,865)
--------------------------------------------------------------------------------------------------


TBA Sales Commitments at December 31, 2001
(proceeds receivable $2,534,602)
--------------------------------------------------------------------------------------------------
                                     Principal       Settlement           Market
Agency                                  Amount             Date            Value
...................................................................................................
FNMA, 7 1/2s, December 1, 2031      $2,450,000          1/14/02       $2,528,106
--------------------------------------------------------------------------------------------------

Swap Contracts outstanding at December 31, 2001

                                      Notional      Termination       Unrealized
                                        Amount             Date     Appreciation
...................................................................................................

Agreement with Merrill Lynch
Capital Services dated
October 27, 2000 to receive
semi-annually the notional
amount multiplied by  6.74%
and pay quarterly the notional
amount multiplied by three
month USD LIBOR adjusted
by a specified spread.              $5,600,000           Oct-05         $398,796
--------------------------------------------------------------------------------------------------


Diversification by Country
...................................................................................................
Distribution of investments by country of issue at
December 31, 2001: (as percentage of Market Value)
...................................................................................................
Brazil                                                              2.3%
...................................................................................................
Canada                                                              2.1
...................................................................................................
France                                                              2.4
...................................................................................................
Germany                                                             2.1
...................................................................................................
Italy                                                               1.6
...................................................................................................
Mexico                                                              2.0
...................................................................................................
Russia                                                              2.3
...................................................................................................
Sweden                                                              1.1
...................................................................................................
Other                                                               3.6
...................................................................................................
United Kingdom                                                      2.9
...................................................................................................
United States                                                      77.6
...................................................................................................
Total                                                             100.0%
...................................................................................................

See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.






Putnam VT The George Putnam Fund of Boston
The fund's portfolio
December 31, 2001

COMMON STOCKS (59.9%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
...........................................................................................................................
Advertising and Marketing Services (0.2%)
...........................................................................................................................
             33,300  Interpublic Group of Companies, Inc.                                                         $983,682
...........................................................................................................................
              7,600  Valassis Communications, Inc. (NON)                                                           270,712
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,254,394
--------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.8%)
...........................................................................................................................
             24,000  Boeing Co.                                                                                    930,720
...........................................................................................................................
             42,400  Lockheed Martin Corp.                                                                       1,978,808
...........................................................................................................................
             12,700  Northrop Grumman Corp.                                                                      1,280,287
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,189,815
--------------------------------------------------------------------------------------------------------------------------
Automotive (0.1%)
...........................................................................................................................
             15,300  Delphi Automotive Systems Corp.                                                               208,998
...........................................................................................................................
             38,300  Ford Motor Co.                                                                                602,076
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   811,074
--------------------------------------------------------------------------------------------------------------------------
Banking (6.5%)
...........................................................................................................................
             92,900  Bank of America Corp.                                                                       5,848,055
...........................................................................................................................
             83,800  Bank of New York Company, Inc. (The)                                                        3,419,040
...........................................................................................................................
             11,000  BB&T Corp.                                                                                    397,210
...........................................................................................................................
            117,700  Charter One Financial, Inc.                                                                 3,195,555
...........................................................................................................................
             72,600  Comerica, Inc.                                                                              4,159,980
...........................................................................................................................
             23,400  FleetBoston Financial Corp.                                                                   854,100
...........................................................................................................................
             12,800  M&T Bank Corp.                                                                                932,480
...........................................................................................................................
             36,500  Mellon Financial Corp.                                                                      1,373,130
...........................................................................................................................
              7,800  Mercantile Bankshares Corp.                                                                   335,712
...........................................................................................................................
             10,700  PNC Financial Services Group                                                                  601,340
...........................................................................................................................
             16,900  Synovus Financial Corp.                                                                       423,345
...........................................................................................................................
            280,300  U.S. Bancorp                                                                                5,866,679
...........................................................................................................................
             30,900  Wachovia Corp.                                                                                969,024
...........................................................................................................................
             49,900  Washington Mutual, Inc.                                                                     1,631,730
...........................................................................................................................
            103,700  Wells Fargo & Co.                                                                           4,505,765
...........................................................................................................................
             11,900  Zions Bancorporation                                                                          625,702
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                35,138,847
--------------------------------------------------------------------------------------------------------------------------
Beverage (1.7%)
...........................................................................................................................
             27,600  Anheuser-Busch Cos., Inc.                                                                   1,247,796
...........................................................................................................................
              7,890  Brown-Forman Corp. Class B                                                                    493,914
...........................................................................................................................
             57,800  Coca-Cola Co. (The)                                                                         2,725,270
...........................................................................................................................
             56,000  Coca-Cola Enterprises, Inc.                                                                 1,060,640
...........................................................................................................................
             54,800  Fortune Brands, Inc.                                                                        2,169,532
...........................................................................................................................
             61,400  Pepsi Bottling Group, Inc. (The)                                                            1,442,900
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,140,052
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.1%)
...........................................................................................................................
             13,300  Clear Channel Communications, Inc. (NON)                                                      677,103
--------------------------------------------------------------------------------------------------------------------------
Cable Television (--%)
...........................................................................................................................
              4,900  Comcast Corp. Class A (NON)                                                                   176,400
--------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.2%)
...........................................................................................................................
             15,800  Eaton Corp.                                                                                 1,175,678
--------------------------------------------------------------------------------------------------------------------------
Chemicals (1.1%)
...........................................................................................................................
             29,200  Avery Dennison Corp.                                                                        1,650,676
...........................................................................................................................
             22,200  Dow Chemical Co. (The)                                                                        749,916
...........................................................................................................................
             20,800  E.I. du Pont de Nemours & Co.                                                                 884,208
...........................................................................................................................
             36,800  Engelhard Corp.                                                                             1,018,624
...........................................................................................................................
             30,300  PPG Industries, Inc.                                                                        1,567,116
...........................................................................................................................
              5,700  Rohm & Haas Co.                                                                               197,391
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,067,931
--------------------------------------------------------------------------------------------------------------------------
Coal (0.2%)
...........................................................................................................................
             21,000  Arch Coal, Inc.                                                                               476,700
...........................................................................................................................
             28,700  Peabody Energy Corp.                                                                          809,053
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,285,753
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (--%)
...........................................................................................................................
             13,000  ServiceMaster Co. (The)                                                                       179,400
--------------------------------------------------------------------------------------------------------------------------
Computers (2.6%)
...........................................................................................................................
            295,800  Compaq Computer Corp.                                                                       2,887,008
...........................................................................................................................
             66,000  Dell Computer Corp. (NON)                                                                   1,793,880
...........................................................................................................................
            164,900  Hewlett-Packard Co.                                                                         3,387,046
...........................................................................................................................
             39,100  IBM Corp.                                                                                   4,729,536
...........................................................................................................................
             12,400  Lexmark International, Inc. (NON)                                                             731,600
...........................................................................................................................
             14,900  NCR Corp. (NON)                                                                               549,214
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,078,284
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.4%)
...........................................................................................................................
                530  Berkshire Hathaway, Inc. Class B (NON)                                                      1,338,250
...........................................................................................................................
             31,400  Cooper Industries, Inc.                                                                     1,096,488
...........................................................................................................................
             26,000  General Electric Co.                                                                        1,042,080
...........................................................................................................................
             33,600  Honeywell International, Inc.                                                               1,136,352
...........................................................................................................................
             53,200  Tyco International, Ltd. (Bermuda)                                                          3,133,480
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,746,650
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.2%)
...........................................................................................................................
             16,800  Household International, Inc.                                                                 973,392
...........................................................................................................................
             19,200  Providian Financial Corp.                                                                      68,160
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,041,552
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.3%)
...........................................................................................................................
             24,900  Kimberly-Clark Corp.                                                                        1,489,020
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (3.1%)
...........................................................................................................................
             71,200  Cinergy Corp.                                                                               2,380,216
...........................................................................................................................
             22,800  Constellation Energy Group, Inc.                                                              605,340
...........................................................................................................................
              6,400  Dominion Resources, Inc.                                                                      384,640
...........................................................................................................................
             45,595  DPL, Inc.                                                                                   1,097,928
...........................................................................................................................
              2,800  DTE Energy Co.                                                                                117,432
...........................................................................................................................
             17,100  Duke Energy Corp.                                                                             671,346
...........................................................................................................................
             20,400  Edison International (NON)                                                                    308,040
...........................................................................................................................
             77,300  Entergy Corp.                                                                               3,023,203
...........................................................................................................................
             35,600  FirstEnergy Corp.                                                                           1,245,288
...........................................................................................................................
              4,300  FPL Group, Inc.                                                                               242,520
...........................................................................................................................
             27,200  Northeast Utilities                                                                           479,536
...........................................................................................................................
             26,500  PPL Corp.                                                                                     923,525
...........................................................................................................................
             66,800  Progress Energy, Inc.                                                                       3,008,004
...........................................................................................................................
             88,400  Reliant Energy, Inc.                                                                        2,344,368
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,831,386
--------------------------------------------------------------------------------------------------------------------------
Electronics (1.5%)
...........................................................................................................................
              6,400  Avnet, Inc.                                                                                   163,008
...........................................................................................................................
            136,600  Intel Corp.                                                                                 4,296,070
...........................................................................................................................
            140,000  Motorola, Inc.                                                                              2,102,800
...........................................................................................................................
             64,100  Solectron Corp. (NON)                                                                         723,048
...........................................................................................................................
             12,900  W.W. Grainger, Inc.                                                                           619,200
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,904,126
--------------------------------------------------------------------------------------------------------------------------
Energy (0.3%)
...........................................................................................................................
              5,000  Baker Hughes, Inc.                                                                            182,350
...........................................................................................................................
             21,600  Schlumberger, Ltd.                                                                          1,186,920
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,369,270
--------------------------------------------------------------------------------------------------------------------------
Financial (3.8%)
...........................................................................................................................
             39,900  American Express Co.                                                                        1,424,031
...........................................................................................................................
            271,300  Citigroup, Inc.                                                                            13,695,224
...........................................................................................................................
             45,400  Fannie Mae                                                                                  3,609,300
...........................................................................................................................
             28,100  Freddie Mac                                                                                 1,837,740
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,566,295
--------------------------------------------------------------------------------------------------------------------------
Food (0.8%)
...........................................................................................................................
             25,900  General Mills, Inc.                                                                         1,347,059
...........................................................................................................................
             32,400  H.J. Heinz Co.                                                                              1,332,288
...........................................................................................................................
             44,200  Kraft Foods, Inc. Class A                                                                   1,504,126
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,183,473
--------------------------------------------------------------------------------------------------------------------------
Health Care (0.2%)
...........................................................................................................................
             24,500  HCA, Inc.                                                                                     944,230
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (1.4%)
...........................................................................................................................
             53,800  Anthem, Inc. (NON)                                                                          2,663,100
...........................................................................................................................
             40,200  CIGNA Corp.                                                                                 3,724,530
...........................................................................................................................
             29,900  McKesson Corp.                                                                              1,118,260
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,505,890
--------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (--%)
...........................................................................................................................
              9,000  Newell Rubbermaid, Inc.                                                                       248,130
--------------------------------------------------------------------------------------------------------------------------
Insurance (2.7%)
...........................................................................................................................
            104,700  ACE, Ltd. (Bermuda)                                                                         4,203,705
...........................................................................................................................
             12,800  AMBAC Financial Group, Inc.                                                                   740,608
...........................................................................................................................
             26,299  American International Group, Inc.                                                          2,088,141
...........................................................................................................................
              7,500  Chubb Corp. (The)                                                                             517,500
...........................................................................................................................
             14,900  Hartford Financial Services Group,
                     Inc. (The)                                                                                    936,167
...........................................................................................................................
              5,000  MBIA, Inc.                                                                                    268,150
...........................................................................................................................
              8,900  PMI Group, Inc. (The)                                                                         596,389
...........................................................................................................................
             30,500  Radian Group, Inc.                                                                          1,309,975
...........................................................................................................................
              3,500  St. Paul Companies, Inc. (The)                                                                153,895
...........................................................................................................................
              6,500  UnumProvident Corp.                                                                           172,315
...........................................................................................................................
             42,100  XL Capital, Ltd. Class A (Bermuda)                                                          3,846,256
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,833,101
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.6%)
...........................................................................................................................
             18,100  Goldman Sachs Group, Inc. (The)                                                             1,678,775
...........................................................................................................................
            143,500  JPMorgan Chase & Co.                                                                        5,216,225
...........................................................................................................................
             10,800  Lehman Brothers Holdings, Inc.                                                                721,440
...........................................................................................................................
             45,200  Merrill Lynch & Company, Inc.                                                               2,355,824
...........................................................................................................................
             75,000  Morgan Stanley Dean Witter & Co.                                                            4,195,500
...........................................................................................................................
              8,100  Prudential Financial, Inc. (NON)                                                              268,839
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,436,603
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.7%)
...........................................................................................................................
            106,300  Cendant Corp. (NON)                                                                         2,084,543
...........................................................................................................................
             33,600  Marriott International, Inc. Class A                                                        1,365,840
...........................................................................................................................
             18,500  Royal Caribbean Cruises, Ltd.                                                                 299,700
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,750,083
--------------------------------------------------------------------------------------------------------------------------
Machinery (0.1%)
...........................................................................................................................
             17,300  Parker-Hannifin Corp.                                                                         794,243
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.1%)
...........................................................................................................................
              7,600  Illinois Tool Works, Inc.                                                                     514,672
--------------------------------------------------------------------------------------------------------------------------
Media (1.2%)
...........................................................................................................................
            152,100  Liberty Media Corp. Class A (NON)                                                           2,129,400
...........................................................................................................................
             32,500  USA Networks, Inc. (NON)                                                                      887,575
...........................................................................................................................
            177,351  Walt Disney Co. (The)                                                                       3,674,713
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,691,688
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.3%)
...........................................................................................................................
             18,000  Pall Corp.                                                                                    433,080
...........................................................................................................................
             32,400  Zimmer Holdings, Inc. (NON)                                                                   989,496
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,422,576
--------------------------------------------------------------------------------------------------------------------------
Metals (0.1%)
...........................................................................................................................
             14,300  Alcoa, Inc.                                                                                   508,365
...........................................................................................................................
             15,300  Freeport-McMoRan Copper & Gold, Inc.
                     Class B (NON)                                                                                 204,867
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   713,232
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.7%)
...........................................................................................................................
             64,541  Dynegy, Inc. Class A                                                                        1,645,796
...........................................................................................................................
             15,900  El Paso Corp.                                                                                 709,299
...........................................................................................................................
             11,800  National Fuel Gas Co.                                                                         291,460
...........................................................................................................................
             39,500  NiSource, Inc.                                                                                910,870
...........................................................................................................................
             14,000  Williams Companies, Inc. (The)                                                                357,280
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,914,705
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (5.6%)
...........................................................................................................................
             11,500  Anadarko Petroleum Corp.                                                                      653,775
...........................................................................................................................
              7,500  ChevronTexaco Corp.                                                                           672,075
...........................................................................................................................
             43,100  Conoco, Inc.                                                                                1,219,730
...........................................................................................................................
             21,400  Devon Energy Corp.                                                                            827,110
...........................................................................................................................
            253,500  Exxon Mobil Corp.                                                                           9,962,550
...........................................................................................................................
             44,280  Phillips Petroleum Co.                                                                      2,668,313
...........................................................................................................................
            195,700  Royal Dutch Petroleum Co. PLC ADR
                     (Netherlands)                                                                               9,593,214
...........................................................................................................................
             24,300  TotalFinaElf SA ADR (France)                                                                1,706,832
...........................................................................................................................
             62,300  Unocal Corp.                                                                                2,247,161
...........................................................................................................................
             21,200  USX-Marathon Group                                                                            636,000
...........................................................................................................................
              4,300  Valero Energy Corp.                                                                           163,916
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                30,350,676
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (1.4%)
...........................................................................................................................
            128,700  Abitibi-Consolidated, Inc. (Canada)
                     (Toronto)                                                                                     937,833
...........................................................................................................................
             91,600  Abitibi-Consolidated, Inc. (Canada)                                                           670,512
...........................................................................................................................
             16,300  Boise Cascade Corp.                                                                           554,363
...........................................................................................................................
             57,800  International Paper Co.                                                                     2,332,230
...........................................................................................................................
            113,800  Smurfit-Stone Container Corp. (NON)                                                         1,817,386
...........................................................................................................................
             37,400  Sonoco Products Co.                                                                           994,092
...........................................................................................................................
              9,100  Weyerhaeuser Co.                                                                              492,128
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,798,544
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (5.2%)
...........................................................................................................................
             14,400  Abbott Laboratories                                                                           802,800
...........................................................................................................................
            115,200  Bristol-Myers Squibb Co.                                                                    5,875,200
...........................................................................................................................
             75,400  Johnson & Johnson                                                                           4,456,140
...........................................................................................................................
            149,000  Merck & Co., Inc.                                                                           8,761,200
...........................................................................................................................
            113,500  Pfizer, Inc.                                                                                4,522,975
...........................................................................................................................
             34,788  Pharmacia Corp.                                                                             1,483,708
...........................................................................................................................
             68,000  Schering-Plough Corp.                                                                       2,435,080
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                28,337,103
--------------------------------------------------------------------------------------------------------------------------
Publishing (0.1%)
...........................................................................................................................
             14,600  Tribune Co.                                                                                   546,478
--------------------------------------------------------------------------------------------------------------------------
Railroads (0.7%)
...........................................................................................................................
              9,300  CSX Corp.                                                                                     325,965
...........................................................................................................................
             56,900  Union Pacific Corp.                                                                         3,243,300
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,569,265
--------------------------------------------------------------------------------------------------------------------------
Real Estate (1.0%)
...........................................................................................................................
             28,700  Archstone-Smith Trust (R)                                                                     754,810
...........................................................................................................................
             28,600  Boston Properties, Inc. (R)                                                                 1,086,800
...........................................................................................................................
             33,000  Equity Office Properties Trust (R))                                                           992,640
...........................................................................................................................
             90,600  Equity Residential Properties Trust (R)                                                     2,601,126
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,435,376
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.9%)
...........................................................................................................................
             90,200  BellSouth Corp.                                                                             3,441,130
...........................................................................................................................
            208,700  SBC Communications, Inc. (SEG)                                                              8,174,766
...........................................................................................................................
             84,300  Verizon Communications, Inc.                                                                4,000,878
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,616,774
--------------------------------------------------------------------------------------------------------------------------
Restaurants (0.9%)
...........................................................................................................................
             31,100  Darden Restaurants, Inc.                                                                    1,100,940
...........................................................................................................................
            129,700  McDonald's Corp.                                                                            3,433,159
...........................................................................................................................
              6,100  Tricon Global Restaurants, Inc. (NON)                                                         300,120
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,834,219
--------------------------------------------------------------------------------------------------------------------------
Retail (1.6%)
...........................................................................................................................
             22,400  Federated Department Stores, Inc. (NON)                                                       916,160
...........................................................................................................................
             57,200  J.C. Penney Co., Inc.                                                                       1,538,680
...........................................................................................................................
             50,800  Kroger Co. (NON)                                                                            1,060,196
...........................................................................................................................
            116,800  Limited, Inc. (The)                                                                         1,719,296
...........................................................................................................................
              9,500  May Department Stores Co.                                                                     351,310
...........................................................................................................................
             12,700  Office Depot, Inc. (NON)                                                                      235,458
...........................................................................................................................
             26,500  Rite Aid Corp. (NON)                                                                          134,090
...........................................................................................................................
              6,000  Safeway, Inc. (NON)                                                                           250,500
...........................................................................................................................
             36,400  Staples, Inc. (NON)                                                                           680,680
...........................................................................................................................
             40,700  TJX Companies, Inc. (The)                                                                   1,622,302
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,508,672
--------------------------------------------------------------------------------------------------------------------------
Software (0.4%)
...........................................................................................................................
            124,500  BMC Software, Inc. (NON)                                                                    2,038,065
...........................................................................................................................
             12,000  Computer Associates International, Inc.                                                       413,880
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,451,945
--------------------------------------------------------------------------------------------------------------------------
Technology (0.1%)
...........................................................................................................................
             19,900  Flextronics International, Ltd. (Singapore) (NON)                                             477,401
--------------------------------------------------------------------------------------------------------------------------
Technology Services (1.1%)
...........................................................................................................................
             17,200  Automatic Data Processing, Inc.                                                             1,013,080
...........................................................................................................................
             44,800  Convergys Corp. (NON)                                                                       1,679,552
...........................................................................................................................
            133,000  KPMG Consulting, Inc. (NON)                                                                 2,203,810
...........................................................................................................................
             32,800  Unisys Corp. (NON)                                                                            411,312
...........................................................................................................................
             46,300  Xerox Corp.                                                                                   482,446
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,790,200
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.6%)
...........................................................................................................................
             11,200  ALLTEL Corp.                                                                                  691,376
...........................................................................................................................
             15,900  AT&T Wireless Services, Inc. (NON)                                                            228,483
...........................................................................................................................
             27,000  Citizens Communications Co. (NON)                                                             287,820
...........................................................................................................................
              6,349  Covad Communications Group, Inc. 144A (NON)                                                    18,158
...........................................................................................................................
            203,000  Qwest Communications International, Inc.                                                    2,868,390
...........................................................................................................................
            150,200  Sprint Corp. (FON Group)                                                                    3,016,016
...........................................................................................................................
            102,000  Worldcom, Inc.-WorldCom Group (NON)                                                         1,436,160
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,546,403
--------------------------------------------------------------------------------------------------------------------------
Tobacco (1.5%)
...........................................................................................................................
            173,400  Philip Morris Cos., Inc.                                                                    7,950,390
--------------------------------------------------------------------------------------------------------------------------
Waste Management (0.8%)
...........................................................................................................................
             79,800  Republic Services, Inc. (NON)                                                               1,593,606
...........................................................................................................................
             94,400  Waste Management, Inc.                                                                      3,012,304
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,605,910
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $309,986,657)                                                                      $325,895,012
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
U.S. Government Agency Mortgage Obligations (14.7%)
...........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
...........................................................................................................................
           $169,263    8s, October 1, 2025                                                                        $178,762
...........................................................................................................................
         17,598,982    7 1/2s, with due dates from
                       August 1, 2029 to August 1, 2031                                                         18,172,008
...........................................................................................................................
          2,260,000    7 1/4s, May 15, 2030                                                                      2,546,026
...........................................................................................................................
          1,838,000    TBA, 7s, December 1, 2016                                                                 1,901,190
...........................................................................................................................
             65,000    6 5/8s, November 15, 2030                                                                    67,915
...........................................................................................................................
         22,357,522    6 1/2s, with due dates from
                       January 1, 2016 to December 1, 2031                                                      22,434,684
...........................................................................................................................
          8,943,661    6s, with due dates from
                       January 1, 2015 to  December 1, 2031                                                      8,808,825
...........................................................................................................................
          8,683,859    TBA, 6s, January 1, 2032                                                                  8,491,164
...........................................................................................................................
          2,000,000    TBA, 6s, November 1, 2016                                                                 2,005,000
...........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
...........................................................................................................................
          3,209,929    8s, with due dates from
                       December 15, 2022 to July 15, 2027                                                        3,384,776
...........................................................................................................................
            471,506    7 1/2s, January 15, 2030                                                                    488,692
...........................................................................................................................
          1,573,942    7s, with due dates from
                       August 15, 2023 to December 15, 2028                                                      1,617,136
...........................................................................................................................
          9,763,448    6 1/2s, with due dates from
                       March 15, 2028 to December 15, 2031                                                       9,820,369
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                79,916,547
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (5.8%)
...........................................................................................................................
                     U.S. Treasury Bonds
...........................................................................................................................
            940,000    8s, November 15, 2021                                                                     1,189,984
...........................................................................................................................
          1,790,000    6 1/2s, November 15, 2026                                                                 1,960,605
...........................................................................................................................
            955,000    6s, February 15, 2026                                                                       982,609
...........................................................................................................................
          2,030,000    5 3/8s, February 15, 2031                                                                 2,000,504
...........................................................................................................................
                     U.S. Treasury Notes
...........................................................................................................................
          3,230,000    6 5/8s, May 15, 2007                                                                      3,547,961
...........................................................................................................................
         10,850,000    3 1/2s, November 15, 2006                                                                10,456,688
...........................................................................................................................
         11,725,000    3 1/8s, December 31, 2003                                                                11,767,093
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                31,905,444
--------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Obligations
                     (cost $112,034,995)                                                                      $111,821,991
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (10.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (0.4%)
...........................................................................................................................
           $560,000  Boeing Co. deb. 6 5/8s, 2038                                                                 $520,380
...........................................................................................................................
            260,000  Lockheed Martin Corp. bonds 8 1/2s, 2029                                                      311,043
...........................................................................................................................
            280,000  Raytheon Co. notes 8.3s, 2010                                                                 312,239
...........................................................................................................................
            795,000  Raytheon Co. notes 6.15s, 2008                                                                786,152
...........................................................................................................................
            170,000  Sequa Corp. sr. notes 9s, 2009                                                                156,400
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,086,214
--------------------------------------------------------------------------------------------------------------------------
Airlines (0.2%)
...........................................................................................................................
             16,730  Continental Airlines, Inc. pass-through
                     certificates Ser. 974C, 6.8s, 2009                                                             13,954
...........................................................................................................................
            110,000  Continental Airlines, Inc. pass-through
                     certificates Ser. 98-2, 6.32s, 2008                                                            97,809
...........................................................................................................................
            688,081  Continental Airlines, Inc. pass-through
                     certificates Ser. 981C, 6.541s, 2009                                                          588,880
...........................................................................................................................
            150,000  Northwest Airlines, Inc. company
                     guaranty 8.7s, 2007                                                                           112,500
...........................................................................................................................
             90,000  Northwest Airlines, Inc. company
                     guaranty 8.52s, 2004                                                                           74,700
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   887,843
--------------------------------------------------------------------------------------------------------------------------
Automotive (0.4%)
...........................................................................................................................
            490,000  DaimlerChrysler Corp. company
                     guaranty 8 1/2s, 2031                                                                         524,731
...........................................................................................................................
             80,000  Dana Corp. 144A sr. notes 9s, 2011                                                             73,600
...........................................................................................................................
            490,000  Ford Motor Co. bonds 6 5/8s, 2028                                                             407,910
...........................................................................................................................
            895,000  Ford Motor Co. notes 7.45s, 2031                                                              821,189
...........................................................................................................................
            195,000  Visteon Corp. sr. notes 8 1/4s, 2010                                                          201,733
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,029,163
--------------------------------------------------------------------------------------------------------------------------
Banking (1.8%)
...........................................................................................................................
          1,320,000  Bank of America Corp. sub. notes
                     7.4s, 2011                                                                                  1,415,885
...........................................................................................................................
            915,000  Bank One Corp. notes 6s, 2008                                                                 917,507
...........................................................................................................................
          1,110,000  Bank United Corp. notes Ser. A, 8s, 2009                                                    1,201,619
...........................................................................................................................
            580,000  Citicorp sub. notes 6 3/8s, 2008                                                              594,065
...........................................................................................................................
            215,000  Colonial Bank sub. notes 9 3/8s, 2011                                                         224,604
...........................................................................................................................
            325,000  Colonial Bank sub. notes 8s, 2009                                                             315,159
...........................................................................................................................
            250,000  Dime Capital Trust I bank guaranty
                     Ser. A, 9.33s, 2027                                                                           271,353
...........................................................................................................................
            480,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                                                        478,522
...........................................................................................................................
            510,000  Imperial Bank sub. notes 8 1/2s, 2009                                                         563,940
...........................................................................................................................
            170,000  Merita Bank, Ltd. sub. notes 6 1/2s, 2006
                     (Finland)                                                                                     177,232
...........................................................................................................................
            220,000  National City Corp. sub. notes 7.2s, 2005                                                     233,658
...........................................................................................................................
            395,000  NB Capital Trust IV company guaranty
                     8 1/4s, 2027                                                                                  417,819
...........................................................................................................................
          1,310,000  Peoples Bank-Bridgeport sub. notes
                     7.2s, 2006                                                                                  1,302,795
...........................................................................................................................
            550,000  PNC Funding Corp. company guaranty
                     5 3/4s, 2006                                                                                  560,368
...........................................................................................................................
            615,000  Royal Bank of Scotland Group PLC bonds
                     Ser. 2, 8.817s, 2005 (United Kingdom)                                                         666,537
...........................................................................................................................
            420,000  Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                                 453,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,794,663
--------------------------------------------------------------------------------------------------------------------------
Beverage (0.1%)
...........................................................................................................................
            500,000  Pepsi Bottling Group, Inc. (The) sr. notes
                     Ser. B, 7s, 2029                                                                              529,975
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.1%)
...........................................................................................................................
             30,000  AMFM Operating, Inc. deb. 12 5/8s, 2006                                                        32,025
...........................................................................................................................
            330,000  News America Holdings, Inc. deb.
                     7.7s, 2025                                                                                    322,047
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   354,072
--------------------------------------------------------------------------------------------------------------------------
Cable Television (0.1%)
...........................................................................................................................
             80,000  Adelphia Communications Corp. sr. notes
                     7 7/8s, 2009                                                                                   72,400
...........................................................................................................................
            332,000  CSC Holdings, Inc. sr. sub. deb.
                     9 7/8s, 2013                                                                                  351,920
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   424,320
--------------------------------------------------------------------------------------------------------------------------
Chemicals (0.2%)
...........................................................................................................................
            180,000  Equistar Chemicals LP/Equistar Funding
                     Corp. company guaranty 10 1/8s, 2008                                                          181,800
...........................................................................................................................
             30,000  IMC Global, Inc. company guaranty
                     Ser. B, 10 7/8s, 2008                                                                          32,032
...........................................................................................................................
            140,000  Lyondell Petrochemical Co. sec. notes
                     Ser. B, 9 7/8s, 2007                                                                          139,650
...........................................................................................................................
            170,000  Millenium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                         175,100
...........................................................................................................................
            330,000  Rohm & Haas Co. notes 7.4s, 2009                                                              354,743
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   883,325
--------------------------------------------------------------------------------------------------------------------------
Computers (0.1%)
...........................................................................................................................
            450,000  IBM Corp. deb. 7 1/8s, 2096                                                                   462,938
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.1%)
...........................................................................................................................
            545,000  Tyco International, Ltd. company
                     guaranty 6 3/8s, 2005 (Luxembourg)                                                            553,235
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.7%)
...........................................................................................................................
            930,000  American General Finance notes
                     Ser. F, 5 7/8s, 2006                                                                          961,341
...........................................................................................................................
            255,000  Ford Motor Credit Corp. bonds
                     7 3/8s, 2011                                                                                  251,634
...........................................................................................................................
            540,000  Ford Motor Credit Corp. notes
                     7 3/8s, 2009                                                                                  533,131
...........................................................................................................................
             20,000  Ford Motor Credit Corp. notes
                     6.55s, 2002                                                                                    20,369
...........................................................................................................................
            920,000  Ford Motor Credit Corp. notes
                     6 1/2s, 2007                                                                                  902,840
...........................................................................................................................
             40,000  General Motors Acceptance Corp. notes
                     5 3/4s, 2003                                                                                   40,835
...........................................................................................................................
            385,000  Household Finance Corp. notes
                     6 1/2s, 2008                                                                                  385,778
...........................................................................................................................
            460,000  Household Finance Corp. sr. unsub.
                     5 7/8s, 2009                                                                                  437,101
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,533,029
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.7%)
...........................................................................................................................
            170,000  AES Corp. (The) sr. notes 9 3/8s, 2010                                                        150,450
...........................................................................................................................
            100,000  AES Corp. (The) sr. notes 8 7/8s, 2011                                                         86,000
...........................................................................................................................
            160,000  Avista Corp. sr. notes 9 3/4s, 2008                                                           164,160
...........................................................................................................................
            225,000  CILCORP, Inc. sr. notes 8.7s, 2009                                                            220,725
...........................................................................................................................
            200,000  CMS Energy Corp. sr. notes 8.9s, 2008                                                         203,000
...........................................................................................................................
            280,000  CMS Energy Corp. sr. notes Ser. B,
                     6 3/4s, 2004                                                                                  274,520
...........................................................................................................................
            500,000  CMS Panhandle Holding Corp. sr. notes
                     6 1/8s, 2004                                                                                  504,740
...........................................................................................................................
            695,000  DPL, Inc. 144A bonds 8 1/8s, 2031                                                             667,819
...........................................................................................................................
            880,000  FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                                  867,530
...........................................................................................................................
            110,000  Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                                 122,100
...........................................................................................................................
             64,533  Northeast Utilities notes Ser. B, 8.38s, 2005                                                  67,617
...........................................................................................................................
            555,000  PSI Energy, Inc. 1st mtge. Ser. EEE,
                     6.65s, 2006                                                                                   562,192
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,890,853
--------------------------------------------------------------------------------------------------------------------------
Energy (0.1%)
...........................................................................................................................
            130,000  Pride Petroleum Services, Inc. sr. notes
                     9 3/8s, 2007                                                                                  135,688
...........................................................................................................................
            590,000  Transocean Sedco Forex, Inc. notes
                     6 5/8s, 2011                                                                                  579,292
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   714,980
--------------------------------------------------------------------------------------------------------------------------
Financial (0.9%)
...........................................................................................................................
             45,000  American General Institute 144A
                     company guaranty 8 1/8s, 2046                                                                  50,709
...........................................................................................................................
            150,000  Associates Corp. sr. notes 6 1/4s, 2008                                                       154,613
...........................................................................................................................
            335,000  Associates First Capital Corp. deb.
                     6.95s, 2018                                                                                   345,901
...........................................................................................................................
            350,000  Associates First Capital Corp. sub.
                     deb. 8.15s, 2009                                                                              390,544
...........................................................................................................................
            730,000  Citigroup, Inc. notes 6 1/2s, 2011                                                            752,024
...........................................................................................................................
            305,000  Conseco Financing Trust II company
                     guaranty 8.7s, 2026                                                                            57,950
...........................................................................................................................
            330,000  Conseco Finance Trust III, Inc. bonds
                     8.796s, 2027                                                                                   62,700
...........................................................................................................................
            550,000  Liberty Mutual Insurance 144A notes
                     7.697s, 2097                                                                                  423,148
...........................................................................................................................
            220,000  Markel Capital Trust I company
                     guaranty Ser. B, 8.71s, 2046                                                                  148,005
...........................................................................................................................
            480,000  Metlife, Inc. sr. notes 5 1/4s, 2006                                                          479,354
...........................................................................................................................
            540,000  Nisource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                         558,473
...........................................................................................................................
            360,000  Principal Financial Group AU 144A
                     notes 7.95s, 2004 (Australia)                                                                 386,845
...........................................................................................................................
            450,000  Salomon, Inc. sr. notes 6 3/4s, 2003                                                          469,733
...........................................................................................................................
            770,000  Sun Life Canada Capital Trust 144A
                     company guaranty 8.526s, 2049                                                                 802,502
...........................................................................................................................
            390,000  TIG Capital Trust I 144A bonds
                     8.597s, 2027                                                                                  210,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,293,101
--------------------------------------------------------------------------------------------------------------------------
Food (0.1%)
...........................................................................................................................
            845,000  Kraft Foods, Inc. notes 4 5/8s, 2006                                                          826,925
--------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.2%)
...........................................................................................................................
            230,000  International Game Technology sr. notes
                     8 3/8s, 2009                                                                                  242,075
...........................................................................................................................
            190,000  Mandalay Resort Group sr. sub. notes
                     Ser. B, 10 1/4s, 2007                                                                         197,125
...........................................................................................................................
             50,000  MGM Mirage, Inc. company guaranty
                     9 3/4s, 2007                                                                                   52,375
...........................................................................................................................
             90,000  MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                   88,875
...........................................................................................................................
            170,000  Mohegan Tribal Gaming Authority sr. sub.
                     notes 8 3/4s, 2009                                                                            177,650
...........................................................................................................................
             40,000  Park Place Entertainment Corp. sr. notes
                     7 1/2s, 2009                                                                                   38,800
...........................................................................................................................
            220,000  Park Place Entertainment Corp. sr. sub.
                     notes 9 3/8s, 2007                                                                            228,800
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,025,700
--------------------------------------------------------------------------------------------------------------------------
Health Care (0.1%)
...........................................................................................................................
            140,000  Fresenius Medical Capital Trust II
                     company guaranty 7 7/8s, 2008                                                                 140,000
...........................................................................................................................
            150,000  HCA, Inc. med. term notes 6.63s, 2045                                                         151,439
...........................................................................................................................
            170,000  HCA, Inc. sr. notes 7 7/8s, 2011                                                              175,100
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   466,539
--------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.1%)
...........................................................................................................................
            175,000  D.R. Horton, Inc. company guaranty
                     8s, 2009                                                                                      173,688
...........................................................................................................................
             90,000  Lennar Corp. company guaranty Ser. B,
                     9.95s, 2010                                                                                    99,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   272,688
--------------------------------------------------------------------------------------------------------------------------
Insurance (0.1%)
...........................................................................................................................
            425,000  ACE INA Holdings, Inc. company
                     guaranty 8.3s, 2006                                                                           461,482
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.2%)
...........................................................................................................................
            410,000  Goldman Sachs Group, Inc (The) notes
                     Ser. B, 7.35s, 2009                                                                           432,382
...........................................................................................................................
            805,000  Morgan Stanley Dean Witter & Co.
                     sr. notes 6 3/4s, 2011                                                                        823,781
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,256,163
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.1%)
...........................................................................................................................
            160,000  Felcor Lodging LP company guaranty
                     8 1/2s, 2011 (R)                                                                              154,400
...........................................................................................................................
            475,000  HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                          439,375
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   593,775
--------------------------------------------------------------------------------------------------------------------------
Machinery (0.2%)
...........................................................................................................................
             30,000  Case Corp. notes 7 1/4s, 2016                                                                  23,400
...........................................................................................................................
            920,000  Caterpillar, Inc. notes 6.55s, 2011                                                           949,762
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   973,162
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.1%)
...........................................................................................................................
            405,000  Norsk Hydro ASA notes 6.36s, 2009
                     (Norway)                                                                                      405,421
--------------------------------------------------------------------------------------------------------------------------
Media (0.2%)
...........................................................................................................................
            920,000  AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                      973,627
--------------------------------------------------------------------------------------------------------------------------
Metals (--%)
...........................................................................................................................
             60,000  AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                   59,100
...........................................................................................................................
            195,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                         199,875
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   258,975
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.2%)
...........................................................................................................................
            780,000  Burlington Resources Finance Co. 144A
                     notes 5.6s, 2006 (Canada)                                                                     765,734
...........................................................................................................................
            360,000  Conoco Funding Co. company guaranty
                     6.35s, 2011                                                                                   364,640
...........................................................................................................................
            540,000  Conoco Funding Co. company guaranty
                     5.45s, 2006                                                                                   541,447
...........................................................................................................................
            110,000  El Paso Energy Partners L.P. company
                     guaranty Ser. B, 8 1/2s, 2011                                                                 111,100
...........................................................................................................................
          1,075,000  Kerr-McGee Corp. company guaranty
                     6 7/8s, 2011                                                                                1,081,267
...........................................................................................................................
            100,000  Leviathan Gas Corp. company guaranty
                     Ser. B, 10 3/8s, 2009                                                                         106,000
...........................................................................................................................
          1,100,000  Louis Dreyfus Natural Gas Corp. notes
                     6 7/8s, 2007                                                                                1,137,114
...........................................................................................................................
            855,000  Occidental Petroleum, Corp. structured
                     notes (issued by Steers Credit Linked
                     Trust 2001), 6.019%, 2004                                                                     863,550
...........................................................................................................................
            365,000  Phillips Petroleum Co. notes 8 3/4s, 2010                                                     424,860
...........................................................................................................................
            190,000  Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                         210,425
...........................................................................................................................
            118,000  Port Arthur Finance Corp. company
                     guaranty 12 1/2s, 2009                                                                        120,360
...........................................................................................................................
            450,000  Union Oil Company of California
                     company guaranty 7 1/2s, 2029                                                                 465,863
...........................................................................................................................
            135,000  Union Pacific Resources Group, Inc.
                     notes 7.3s, 2009                                                                              141,477
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,333,837
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (--%)
...........................................................................................................................
             40,000  Norampac, Inc. sr. notes 9 1/2s, 2008
                     (Canada)                                                                                       41,800
--------------------------------------------------------------------------------------------------------------------------
Power Producers (0.1%)
...........................................................................................................................
            170,000  Calpine Corp. sr. notes 8 5/8s, 2010                                                          152,150
...........................................................................................................................
            190,000  Calpine Corp. sr. notes 8 1/2s, 2011                                                          170,050
...........................................................................................................................
             70,000  Calpine Corp. sr. notes 7 3/4s, 2009                                                           61,950
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   384,150
--------------------------------------------------------------------------------------------------------------------------
Railroads (0.3%)
...........................................................................................................................
            485,000  Burlington Northern Santa Fe Corp.
                     notes 7 1/8s, 2010                                                                            507,271
...........................................................................................................................
            975,000  Norfolk Southern Corp. sr. notes
                     6 3/4s, 2011                                                                                  998,966
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,506,237
--------------------------------------------------------------------------------------------------------------------------
Real Estate (0.1%)
...........................................................................................................................
             50,000  EOP Operating LP notes 6 3/8s, 2002                                                            50,050
...........................................................................................................................
            560,000  Simon Property Group LP 144A notes
                     6 3/8s, 2007                                                                                  554,254
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   604,304
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (--%)
...........................................................................................................................
             30,000  US West Capital Funding, Inc. company
                     guaranty 6 1/4s, 2005                                                                          29,477
--------------------------------------------------------------------------------------------------------------------------
Restaurants (--%)
...........................................................................................................................
             80,000  Tricon Global Restaurants, Inc. sr. notes
                     7.65s, 2008                                                                                    80,400
--------------------------------------------------------------------------------------------------------------------------
Retail (0.1%)
...........................................................................................................................
             90,000  J.C. Penney Co., Inc. notes 7.6s, 2007                                                         88,200
...........................................................................................................................
            411,000  K mart Corp. notes 8 3/8s, 2004                                                               341,130
...........................................................................................................................
            140,000  Southland Corp. sr. sub. deb. 5s, 2003                                                        134,035
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   563,365
--------------------------------------------------------------------------------------------------------------------------
Technology (--%)
...........................................................................................................................
             40,000  Flextronics International, Ltd. sr.
                     sub. notes 9 7/8s, 2010 (Singapore)                                                            42,000
...........................................................................................................................
            150,000  Lucent Technologies, Inc. deb. 6.45s, 2029                                                     99,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   141,000
--------------------------------------------------------------------------------------------------------------------------
Technology Services (--%)
...........................................................................................................................
             20,000  Xerox Cap Europe PLC company guaranty
                     5 7/8s, 2004 (United Kingdom)                                                                  18,400
...........................................................................................................................
             30,000  Xerox Corp. notes 5 1/2s, 2003                                                                 28,200
...........................................................................................................................
             60,000  Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                         56,100
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   102,700
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.0%)
...........................................................................................................................
            510,000  Calpoint Receivable Structured Trust
                     2001 144A bonds 7.44s, 2006                                                                   500,234
...........................................................................................................................
            425,000  Cingular Wireless 144A notes 5 5/8s, 2006                                                     426,284
...........................................................................................................................
            835,000  France Telecom 144A notes 7 3/4s,
                     2011 (France)                                                                                 894,218
...........................................................................................................................
            110,000  MCI WorldCom, Inc. sr. notes 6.4s, 2005                                                       112,080
...........................................................................................................................
            545,000  Sprint Capital Corp. company guaranty
                     5 7/8s, 2004                                                                                  557,595
...........................................................................................................................
            765,000  Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                                  818,160
...........................................................................................................................
          1,430,000  Verizon Wireless, Inc. 144A notes
                     5 3/8s, 2006                                                                                1,422,121
...........................................................................................................................
            820,000  Worldcom, Inc.-WorldCom Group notes
                     7 1/2s, 2011                                                                                  839,746
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,570,438
--------------------------------------------------------------------------------------------------------------------------
Tobacco (--%)
...........................................................................................................................
            280,000  Philip Morris Companies, Inc. notes
                     7 1/4s, 2003                                                                                  289,831
--------------------------------------------------------------------------------------------------------------------------
Toys (--%)
...........................................................................................................................
             60,000  Hasbro, Inc. notes 6.15s, 2008                                                                 54,600
--------------------------------------------------------------------------------------------------------------------------
Waste Management (0.1%)
...........................................................................................................................
            400,000  Browning-Ferris deb. 7.4s, 2035                                                               320,000
...........................................................................................................................
            270,000  Waste Management, Inc. notes
                     6 5/8s, 2002                                                                                  274,617
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   594,617
--------------------------------------------------------------------------------------------------------------------------
Water Utilities (--%)
...........................................................................................................................
            310,000  Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                                  217,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $55,107,196)                                                                        $55,465,924
--------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.1%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
           $231,786  Arc Net Interest Margin Trust FRN
                     Ser. 01-5A, Class A, 2.63s, 2008                                                             $231,207
...........................................................................................................................
          1,088,170  Banc of America Commercial Mortgage,
                     Inc. Ser. 01-PB1, Class XC, Interest
                     Only (IO) 0.95s, 2035                                                                          48,118
...........................................................................................................................
            221,958  Chase Commercial Mortgage Securities
                     Corp. Ser. 98-1, Class A1, 6.34s, 2006                                                        231,114
...........................................................................................................................
          5,034,995  Commercial Mortgage Asset Trust
                     Ser. 99-C1, Class X, IO, 0.92s, 2020                                                          289,709
...........................................................................................................................
            100,000  Countrywide Home Loan Ser. 98-A12,
                     Class A14, 8s, 2028                                                                           105,063
...........................................................................................................................
                     CS First Boston Mortgage Securities Corp.
...........................................................................................................................
            170,000    Ser. 99-C1, Class E, 7.928s, 2009                                                           180,041
...........................................................................................................................
            291,300    Ser. 01-CK3, Class A1, 5.26s, 2006                                                          297,171
...........................................................................................................................
                     Fannie Mae
...........................................................................................................................
          1,285,814    Ser. 01-T8, Class A1, 7 1/2s, 2031                                                        1,345,684
...........................................................................................................................
          1,792,444    Ser. 01-T4, Class A1, 7 1/2s, 2028                                                        1,875,904
...........................................................................................................................
            314,085    Ser. 00-4, Class SX, 6 1/2s, 2023                                                           314,085
...........................................................................................................................
         12,295,000    Ser. 01-T12, IO, 0.572s, 2041                                                               205,557
...........................................................................................................................
          1,485,000  FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                            1,582,756
...........................................................................................................................
                     First Union National Bank Commercial
                     Mortgage 144A
...........................................................................................................................
            115,000    Ser. 01-C4, Class G, 6.937s, 2033                                                           115,582
...........................................................................................................................
             60,000    Ser. 01-C4, Class F, 6.79s, 2033                                                             60,304
...........................................................................................................................
          1,310,000  First Union-Lehman Bros. Commercial
                     Mortgage Trust II Ser. 97-C2, Class A3,
                     6.65s, 2007                                                                                 1,357,488
...........................................................................................................................
                     Freddie Mac
...........................................................................................................................
            565,000    Ser. 2028, Class SG, IO, 10.114s, 2023                                                      221,763
...........................................................................................................................
          1,301,036    Ser 204, IO, 6s, 2029                                                                       332,984
...........................................................................................................................
              5,289    Ser. 180, Principal Only (PO),
                       zero %, 2026                                                                                  4,346
...........................................................................................................................
             70,000  GE Capital Mortgage Services, Inc.
                     Ser. 98-11, Class 2A4, 6 3/4s, 2028                                                            69,964
...........................................................................................................................
            978,679  General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 4.146s, 2014                                                                        978,679
...........................................................................................................................
             84,939  General Growth Properties-Mall
                     Properties Trust 144A Ser. 01-C1A,
                     Class D2, 5.89s, 2011                                                                          81,971
...........................................................................................................................
            800,062  Government National Mortgage Association
                     Ser. 99-46, Class SQ, IO, 8s, 2027                                                             57,004
...........................................................................................................................
            535,000  GS Mortgage Securities Corp. II
                     Ser. 01-LIB, Class A2, 6.615s, 2016                                                           524,133
...........................................................................................................................
          1,875,000  GS Mortgage Securities Corp. II 144A
                     Ser. 01-GL3A, Class A2, 6.45s, 2018                                                         1,855,664
...........................................................................................................................
            160,000  LB Commercial Conduit Mortgage Trust
                     Ser. 1999-C2, Class B, 7.425s, 2009                                                           168,669
...........................................................................................................................
          3,940,915  LB-UBS Commercial Mortgage Trust 144A
                     Ser. 01-C7, Class XCL, IO, 7.11s, 2038                                                        156,344
...........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
...........................................................................................................................
          3,401,986    Ser. 98-C2, IO, 1.53s, 2030                                                                 217,807
...........................................................................................................................
            160,000    Ser. 96-C2, Class E, 6.96s, 2028                                                            150,319
...........................................................................................................................
            125,537    Ser. 98-C2, Class A1, 6.22s, 2030                                                           128,715
...........................................................................................................................
          1,840,000  Morgan Stanley Capital I Ser. 96-WF1,
                     Class A3, 7.444s, 2006                                                                      1,964,488
...........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
...........................................................................................................................
             85,000    Ser. 00, Class B, 7.58s, 2010                                                                91,680
...........................................................................................................................
            370,000    Ser. 00-LIF2, Class A2, 7.2s, 2010                                                          391,362
...........................................................................................................................
            693,000    Ser. 01-IQA, Class A3, 5.72s, 2011                                                          677,949
...........................................................................................................................
                     Morgan Stanley Dean Witter
                     Capital I 144A
...........................................................................................................................
            125,000    FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                        124,788
...........................................................................................................................
             80,000    FRB Ser. 01-XLF, Class E, 3.49s, 2013                                                        79,064
...........................................................................................................................
            215,000  Salomon Brothers Mortgage Securities
                     VII Ser. 00-C1, Class G, 7.52s, 2010                                                          217,083
...........................................................................................................................
            383,393  TIAA Retail Commercial Mortgage Trust
                     Ser. 1999-1, Class A, 7.17s, 2032                                                             401,834
--------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $16,832,698)                                                                        $17,136,393
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.1%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
           $165,000  Advanta Mortgage Loan Trust
                     Ser. 00-1, Class A4, 8.61s, 2028                                                             $175,205
...........................................................................................................................
          3,268,000  Asset Backed Securities Corp.
                     Home Equity Loan Trust, Ser. 02-HEI,
                     Class ATO, 6 1/2s, 2032                                                                       372,052
...........................................................................................................................
          1,335,000  Conseco Finance Securitizations Corp.
                     Ser. 00-4, Class A6, 8.31s, 2032                                                            1,432,622
...........................................................................................................................
            655,000  Conseco Finance Securitizations Corp.
                     Ser. 00-5, Class A6, 7.96s, 2032                                                              689,389
...........................................................................................................................
            665,000  Conseco Finance Securitizations Corp.
                     Ser. 01-04, Class A4, 7.36s, 2019                                                             661,675
...........................................................................................................................
            480,000  Conseco Finance Securitizations Corp.
                     Ser. 01-3, Class A4, 6.91s, 2031                                                              466,800
...........................................................................................................................
            300,000  Conseco Finance Securitizations Corp.
                     Ser. 01-4, Class B1, 9.4s, 2010                                                               286,430
...........................................................................................................................
            508,323  First Plus Home Loan Trust Ser. 97-3,
                     Class B1, 7.79s, 2023                                                                         522,222
...........................................................................................................................
            110,000  Lehman Abs Manufactured Housing
                     Contract Ser. 01-B, Class A6, 6.467s, 2028                                                    104,156
...........................................................................................................................
            188,484  Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                                 178,353
...........................................................................................................................
            125,000  Morgan Stanley Dean Witter Capital I
                     Ser. 01-NC3, Class B1, FRN, 4.38s, 2031                                                       125,000
...........................................................................................................................
            490,000  Morgan Stanley Dean Witter Capital I
                     Ser. 01-NC4, Class B1, FRN, 4.42s, 2032                                                       477,750
...........................................................................................................................
            760,037  Xerox Equipment Lease Owner Trust
                     144A FRB Ser. 01-1, Class A, 3.896s, 2008                                                     763,838
--------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $6,228,866)                                                                          $6,255,492
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.4%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
              4,570  Anthem, Inc. $3.00 cv. pfd                                                                   $293,051
...........................................................................................................................
              6,500  Motorola, Inc. $3.50 cv. pfd.                                                                 303,810
...........................................................................................................................
             26,200  TXU Corp. $4.375 cv. pfd                                                                    1,355,588
...........................................................................................................................
              2,800  Xerox Corp. 144A $3.50 cv. pfd.                                                               193,172
--------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $2,032,134)                                                                          $2,145,621
--------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (0.3%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
           $470,000  Ontario (Province of) sr. unsub.
                     5 1/2s, 2008 (Canada)                                                                        $471,452
...........................................................................................................................
          1,335,000  Quebec (Province of) sr. unsub.
                     5 3/4s, 2009 (Canada)                                                                       1,338,685
--------------------------------------------------------------------------------------------------------------------------
                     Total Foreign Government
                     Bonds and Notes
                     (cost $1,760,358)                                                                          $1,810,137
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.2%)(a)(cost $795,724)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
            840,000  First Union Capital II Ser. A, 7.95% pfd.                                                    $866,284
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.1%)(a)(cost $792,090)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
           $780,000  Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                           $797,784
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.7%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $8,646,747  Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 1.78% to 2.625% and due dates
                     ranging from January 2, 2002 to
                     February 28, 2002 (d)                                                                      $8,635,595
...........................................................................................................................
          8,000,000  Credit Suisse First Boston for an effective
                     yield of 1.81%, January 11, 2002                                                            7,995,978
...........................................................................................................................
         25,281,000  Interest in $600,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Goldman
                     Sachs & Co. due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $25,283,514 for an effective yield
                     of 1.79%                                                                                   25,281,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $41,912,573)                                                                        $41,912,573
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $547,483,291) (b)                                                                  $564,107,211
--------------------------------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 2001
------------------------------------------------------------------------
                              Aggregate     Expiration      Unrealized
                 Total Value  Face Value      Date         Appreciation
........................................................................
U.S. Treasury
10 yr (Short)    $6,203,297   $6,220,101     Mar-02          $16,804
........................................................................
S&P 500 Index
(Long)            4,884,100   4,851,927      Mar-02           32,173
........................................................................
U.S. Treasury
2 yr (Long)       2,925,782   2,919,901      Mar-02            5,881
------------------------------------------------------------------------
                                                             $54,858
------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.






Putnam VT Global Asset Allocation Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (62.0%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                            Value
...................................................................................................
Advertising and Marketing Services (0.3%)
...................................................................................................
            37,668  Havas Advertising SA (France)                                         $272,616
...................................................................................................
             2,200  Interpublic Group of Companies, Inc.                                    64,988
...................................................................................................
            10,953  Publicis SA (France)                                                   290,073
...................................................................................................
             3,500  Valassis Communications, Inc. (NON)                                    124,670
...................................................................................................
           108,378  WPP Group PLC (United Kingdom)                                       1,198,609
--------------------------------------------------------------------------------------------------
                                                                                         1,950,956
--------------------------------------------------------------------------------------------------
Aerospace and Defense (0.8%)
...................................................................................................
            15,600  AAR Corp.                                                              140,556
...................................................................................................
             3,900  Alliant Techsystems, Inc. (NON)                                        301,080
...................................................................................................
            67,920  BAE Systems PLC (United Kingdom)                                       305,901
...................................................................................................
            11,900  Boeing Co.                                                             461,482
...................................................................................................
            11,492  Diagnostic Retrieval Systems, Inc. (NON)                               409,690
...................................................................................................
             5,500  Engineered Support Systems, Inc.                                       188,155
...................................................................................................
             1,000  General Dynamics Corp.                                                  79,640
...................................................................................................
               600  Goodrich Corp.                                                          15,972
...................................................................................................
             9,800  Innovative Solutions & Support, Inc. (NON)                              76,146
...................................................................................................
               100  L-3 Communications Holdings, Inc. (NON)                                  9,000
...................................................................................................
            32,700  Lockheed Martin Corp.                                                1,526,109
...................................................................................................
            12,522  Northrop Grumman Corp.                                               1,262,337
...................................................................................................
             4,900  Raytheon Co.                                                           159,103
...................................................................................................
             1,600  Rockwell Collins, Inc.                                                  31,200
--------------------------------------------------------------------------------------------------
                                                                                         4,966,371
--------------------------------------------------------------------------------------------------
Airlines (--%)
...................................................................................................
             2,400  AMR Corp. (NON)                                                         53,208
...................................................................................................
             4,800  Atlantic Coast Airlines, Inc. (NON)                                    111,792
...................................................................................................
               300  Continental Airlines, Inc. Class B (NON)                                 7,863
...................................................................................................
               300  Delta Air Lines, Inc.                                                    8,778
...................................................................................................
             1,300  FedEx Corp. (NON)                                                       67,444
...................................................................................................
             4,000  Singapore Airlines, Ltd. (Singapore)                                    23,835
--------------------------------------------------------------------------------------------------
                                                                                           272,920
--------------------------------------------------------------------------------------------------
Automotive (0.8%)
...................................................................................................
               700  Autoliv, Inc.                                                           14,217
...................................................................................................
            33,589  Bayerische Motoren Werke (BMW)
                    AG (Germany)                                                         1,182,582
...................................................................................................
             5,000  CLARCOR, Inc.                                                          135,750
...................................................................................................
             1,200  Dana Corp.                                                              16,656
...................................................................................................
             9,600  Delphi Automotive Systems Corp.                                        131,136
...................................................................................................
            26,600  Ford Motor Co.                                                         418,152
...................................................................................................
             4,500  General Motors Corp.                                                   218,700
...................................................................................................
               700  Genuine Parts Co.                                                       25,690
...................................................................................................
             5,300  Group 1 Automotive, Inc. (NON)                                         151,103
...................................................................................................
            28,700  Honda Motor Co., Ltd. (Japan)                                        1,145,503
...................................................................................................
             1,300  Johnson Controls, Inc.                                                 104,975
...................................................................................................
               600  Lear Corp. (NON)                                                        22,884
...................................................................................................
             2,408  Safety Components International, Inc.
                    (acquired 7/21/97, cost $45,000) (RES) (NON)                            11,438
...................................................................................................
            68,700  Toyota Motor Corp. (Japan)                                           1,740,634
--------------------------------------------------------------------------------------------------
                                                                                         5,319,420
--------------------------------------------------------------------------------------------------
Banking (5.0%)
...................................................................................................
            25,642  Abbey National PLC (United Kingdom)                                    365,680
...................................................................................................
             5,927  ABN AMRO Holdings NV (Netherlands)                                      95,447
...................................................................................................
            42,131  Allied Irish Banks PLC (Ireland)                                       487,565
...................................................................................................
             7,300  AMCORE Financial, Inc.                                                 163,155
...................................................................................................
             1,200  AmSouth Bancorporation                                                  22,680
...................................................................................................
             9,000  Astoria Financial Corp.                                                238,140
...................................................................................................
             7,166  Banco Popular Espanol (Spain)                                          235,264
...................................................................................................
            31,900  Bank of America Corp.                                                2,013,288
...................................................................................................
            36,100  Bank of New York Company, Inc. (The)                                 1,472,880
...................................................................................................
             6,400  Bank One Corp.                                                         249,920
...................................................................................................
            33,300  BankAtlantic Bancorp, Inc. Class A                                     305,694
...................................................................................................
            18,500  Banknorth Group, Inc.                                                  416,620
...................................................................................................
             6,600  BB&T Corp.                                                             238,326
...................................................................................................
            10,443  BNP Paribas SA (France)                                                934,284
...................................................................................................
            19,635  Centennial Bancorp                                                     144,906
...................................................................................................
            37,645  Charter One Financial, Inc.                                          1,022,062
...................................................................................................
            12,000  Citizens Banking Corp.                                                 394,560
...................................................................................................
             7,400  City National Corp.                                                    346,690
...................................................................................................
            24,800  Colonial Bancgroup, Inc.                                               349,432
...................................................................................................
            21,605  Comerica, Inc.                                                       1,237,967
...................................................................................................
             9,800  Community First Bankshares                                             251,762
...................................................................................................
            46,037  Danske Bank A/S (Denmark)                                              738,974
...................................................................................................
            43,001  DBS Group Holdings, Ltd. (Singapore)                                   321,459
...................................................................................................
            12,100  Doral Financial Corp.                                                  377,641
...................................................................................................
             5,700  Downey Financial Corp.                                                 235,125
...................................................................................................
             6,800  East West Bancorp, Inc.                                                175,100
...................................................................................................
            14,000  Fifth Third Bancorp                                                    858,620
...................................................................................................
            10,375  First Midwest Bancorp, Inc.                                            302,846
...................................................................................................
               800  First Tennessee National Corp.                                          29,008
...................................................................................................
            10,700  FirstFed Financial Corp. (NON)                                         274,241
...................................................................................................
             4,650  Flagstar Bancorp, Inc.                                                  93,605
...................................................................................................
            15,300  FleetBoston Financial Corp.                                            558,450
...................................................................................................
               600  Golden State Bancorp, Inc.                                              15,690
...................................................................................................
               300  Golden West Financial Corp.                                             17,655
...................................................................................................
               200  Greater Bay Bancorp                                                      5,716
...................................................................................................
               600  Greenpoint Financial Corp.                                              21,450
...................................................................................................
           230,700  Grupo Financiero Bancomer SA de CV
                    (Mexico) (NON)                                                         210,277
...................................................................................................
            20,200  Hang Seng Bank, Ltd. (Hong Kong)                                       222,136
...................................................................................................
            26,026  HSBC Holdings PLC (United Kingdom)                                     305,257
...................................................................................................
            28,800  Hudson United Bancorp                                                  826,560
...................................................................................................
               400  Huntington Bancshares, Inc.                                              6,876
...................................................................................................
             5,500  Independent Bank Corp.-Massachusetts                                   118,195
...................................................................................................
             2,415  Independent Bank Corp.-Michigan                                         67,137
...................................................................................................
            19,000  Irwin Financial Corp.                                                  323,000
...................................................................................................
               700  KeyCorp                                                                 17,038
...................................................................................................
             6,400  M&T Bank Corp.                                                         466,240
...................................................................................................
             2,900  MAF Bancorp, Inc.                                                       85,550
...................................................................................................
             1,500  Marshall & Ilsley Corp.                                                 94,920
...................................................................................................
            20,300  Mellon Financial Corp.                                                 763,686
...................................................................................................
             3,900  Mercantile Bankshares Corp.                                            167,856
...................................................................................................
             5,000  National City Corp.                                                    146,200
...................................................................................................
               700  National Commerce Financial Corp.                                       17,710
...................................................................................................
            11,100  New York Community Bancorp, Inc.                                       253,857
...................................................................................................
            71,250  Nordea AB (Sweden)                                                     377,142
...................................................................................................
             1,000  North Fork Bancorporation, Inc.                                         31,990
...................................................................................................
               200  Northern Trust Corp.                                                    12,044
...................................................................................................
            51,000  Overseas-Chinese Banking Corp.
                    (Singapore)                                                            303,900
...................................................................................................
             7,000  PNC Financial Services Group                                           393,400
...................................................................................................
            13,900  Provident Bankshares Corp.                                             337,770
...................................................................................................
               400  Regions Financial Corp.                                                 11,976
...................................................................................................
            26,170  Republic Bancorp, Inc.                                                 362,455
...................................................................................................
            10,495  Royal Bank of Canada (Canada)                                          340,824
...................................................................................................
            69,951  Sanpaolo IMI SpA (Italy)                                               750,358
...................................................................................................
            10,200  Sky Financial Group, Inc.                                              207,468
...................................................................................................
            16,333  Societe Generale (France)                                              913,816
...................................................................................................
             2,300  Sovereign Bancorp, Inc.                                                 28,152
...................................................................................................
             1,300  State Street Corp.                                                      67,925
...................................................................................................
            23,450  Sterling Bancshares, Inc.                                              293,594
...................................................................................................
               800  SunTrust Banks, Inc.                                                    50,160
...................................................................................................
            29,218  Svenska Handelsbanken AB Class A
                    (Sweden)                                                               429,140
...................................................................................................
             8,100  Synovus Financial Corp.                                                202,905
...................................................................................................
               300  TCF Financial Corp.                                                     14,394
...................................................................................................
            18,609  Toronto-Dominion Bank (Canada)                                         478,984
...................................................................................................
            14,300  Trustmark Corp.                                                        346,489
...................................................................................................
           101,514  U.S. Bancorp                                                         2,124,688
...................................................................................................
             1,494  UBS AG (Switzerland)                                                    75,456
...................................................................................................
             3,900  UCBH Holdings, Inc.                                                    110,916
...................................................................................................
             9,740  Unibanco-Uniao de Bancos Brasileiros
                    S.A. GDR (Brazil)                                                      217,202
...................................................................................................
               800  UnionBanCal Corp.                                                       30,400
...................................................................................................
            26,500  Wachovia Corp.                                                         831,040
...................................................................................................
            16,000  Washington Federal, Inc.                                               412,480
...................................................................................................
            27,400  Washington Mutual, Inc.                                                895,980
...................................................................................................
            13,300  Webster Financial Corp.                                                419,349
...................................................................................................
            26,300  Wells Fargo & Co.                                                    1,142,735
...................................................................................................
             4,000  Westamerica Bancorporation                                             158,280
...................................................................................................
               200  Wilmington Trust Corp.                                                  12,662
...................................................................................................
             1,200  Zions Bancorporation                                                    63,096
--------------------------------------------------------------------------------------------------
                                                                                        31,553,567
--------------------------------------------------------------------------------------------------
Beverage (1.0%)
...................................................................................................
             9,500  Anheuser-Busch Companies, Inc.                                         429,495
...................................................................................................
             3,800  Brown-Forman Corp. Class B                                             237,880
...................................................................................................
            12,800  Coca-Cola Co. (The)                                                    603,520
...................................................................................................
            39,800  Coca-Cola Enterprises, Inc.                                            753,812
...................................................................................................
            13,262  Companhia de Bebidas das Americas
                    (AmBev) ADR (Brazil)                                                   269,086
...................................................................................................
            23,300  Diageo PLC (United Kingdom)                                            266,163
...................................................................................................
            23,100  Fortune Brands, Inc.                                                   914,529
...................................................................................................
            45,200  Pepsi Bottling Group, Inc. (The)                                     1,062,200
...................................................................................................
            32,400  PepsiCo, Inc.                                                        1,577,556
...................................................................................................
            21,600  South African Breweries, Ltd. 144A
                    (United Kingdom)                                                       147,103
--------------------------------------------------------------------------------------------------
                                                                                         6,261,344
--------------------------------------------------------------------------------------------------
Biotechnology (1.0%)
...................................................................................................
             6,970  Albany Molecular Research, Inc. (NON)                                  184,635
...................................................................................................
            31,200  Amgen, Inc. (NON)                                                    1,760,928
...................................................................................................
               200  Applera Corp.-Celera Genomics Group (NON)                                5,338
...................................................................................................
            18,995  Applera Corp.-Applied Biosystems Group                                 745,934
...................................................................................................
             6,800  Applied Molecular Evolution, Inc. (NON)                                 83,708
...................................................................................................
               500  Biogen, Inc. (NON)                                                      28,675
...................................................................................................
               200  Celgene Corp. (NON)                                                      6,384
...................................................................................................
             1,900  Chiron Corp. (NON)                                                      83,296
...................................................................................................
             1,500  Genentech, Inc. (NON)                                                   81,375
...................................................................................................
            10,140  Genta, Inc. (NON)                                                      144,292
...................................................................................................
             4,431  Genzyme Corp. (NON)                                                    265,240
...................................................................................................
             9,300  Guilford Pharmaceuticals, Inc. (NON)                                   111,600
...................................................................................................
               300  Human Genome Sciences, Inc. (NON)                                       10,116
...................................................................................................
               200  IDEC Pharmaceuticals Corp. (NON)                                        13,786
...................................................................................................
             2,200  ILEX Oncology, Inc. (NON)                                               59,488
...................................................................................................
            10,600  Integra LifeSciences Holdings (NON)                                    279,204
...................................................................................................
             6,900  Invitrogen Corp. (NON)                                                 427,317
...................................................................................................
            20,700  Isis Pharmaceuticals, Inc. (NON)                                       459,333
...................................................................................................
            12,125  Ligand Pharmaceuticals, Inc. Class B (NON)                             217,038
...................................................................................................
             5,340  Martek Biosciences Corp. (NON)                                         116,145
...................................................................................................
             8,700  Maxygen, Inc. (NON)                                                    152,859
...................................................................................................
            16,038  MedImmune, Inc. (NON)                                                  743,361
...................................................................................................
             5,370  Pharmacopeia, Inc. (NON)                                                74,589
...................................................................................................
             2,400  Pharmacyclics, Inc. (NON)                                               23,856
...................................................................................................
            23,500  Sequenom, Inc. (NON)                                                   250,745
...................................................................................................
            12,300  SICOR, Inc. (NON)                                                      192,864
...................................................................................................
               600  Waters Corp. (NON)                                                      23,250
--------------------------------------------------------------------------------------------------
                                                                                         6,545,356
--------------------------------------------------------------------------------------------------
Broadcasting (0.8%)
...................................................................................................
            24,400  Clear Channel Communications, Inc. (NON)                             1,242,204
...................................................................................................
               200  Cox Radio, Inc. Class A (NON)                                            5,096
...................................................................................................
            40,600  Echostar Communications Corp. Class A (NON)                          1,115,282
...................................................................................................
                73  Fuji Television Network, Inc. (Japan)                                  294,708
...................................................................................................
            10,645  Grupo Televisa SA ADR (Mexico) (NON)                                   459,651
...................................................................................................
               200  Hispanic Broadcasting Corp. (NON)                                        5,100
...................................................................................................
            43,764  News Corp., Ltd. (The) ADR (Australia)                               1,392,133
...................................................................................................
               640  Nippon Television Network Corp. (Japan)                                136,318
...................................................................................................
             8,064  ProSiebenSat.1 Media AG (Germany)                                       39,841
...................................................................................................
            19,374  Societe Television Francaise I (France)                                489,635
...................................................................................................
               800  Univision Communications, Inc. (NON)                                    32,368
--------------------------------------------------------------------------------------------------
                                                                                         5,212,336
--------------------------------------------------------------------------------------------------
Building Materials (0.3%)
...................................................................................................
            13,449  American Woodmark Corp.                                                722,884
...................................................................................................
            26,600  Apogee Enterprises, Inc.                                               420,812
...................................................................................................
            11,400  Lennox International, Inc.                                             110,580
...................................................................................................
            36,000  Matsushita Electric Works, Ltd. (Japan)                                296,440
...................................................................................................
               600  Sherwin Williams Co.                                                    16,500
...................................................................................................
             2,700  USG Corp.                                                               15,444
--------------------------------------------------------------------------------------------------
                                                                                         1,582,660
--------------------------------------------------------------------------------------------------
Cable Television (--%)
...................................................................................................
             1,600  Adelphia Communications Corp. Class A (NON)                             49,888
...................................................................................................
             2,100  Comcast Corp. Class A (NON)                                             75,600
...................................................................................................
            33,100  RCN Corp. (NON)                                                         96,983
--------------------------------------------------------------------------------------------------
                                                                                           222,471
--------------------------------------------------------------------------------------------------
Capital Goods (--%)
...................................................................................................
             1,700  Eaton Corp.                                                            126,497
--------------------------------------------------------------------------------------------------
Chemicals (1.0%)
...................................................................................................
            25,500  Airgas, Inc. (NON)                                                     385,560
...................................................................................................
            18,616  Akzo-Nobel NV (Netherlands)                                            831,084
...................................................................................................
             4,900  Arch Chemicals, Inc.                                                   113,680
...................................................................................................
            13,316  BASF AG (Germany)                                                      496,086
...................................................................................................
            48,397  BOC Group PLC (United Kingdom)                                         746,530
...................................................................................................
             9,349  Ciba Specialty Chemicals AG (Switzerland)                              584,594
...................................................................................................
            30,900  Crompton Corp.                                                         278,100
...................................................................................................
             4,200  Dow Chemical Co. (The)                                                 141,876
...................................................................................................
            13,700  E.I. du Pont de Nemours & Co.                                          582,387
...................................................................................................
               400  Eastman Chemical Co.                                                    15,608
...................................................................................................
            19,200  Engelhard Corp.                                                        531,456
...................................................................................................
               100  Great Lakes Chemical Corp.                                               2,428
...................................................................................................
             9,100  H.B. Fuller Co.                                                        261,807
...................................................................................................
               600  Hercules, Inc. (NON)                                                     6,000
...................................................................................................
             1,400  Minnesota Mining &
                    Manufacturing Co. (3M)                                                 165,494
...................................................................................................
            33,500  Omnova Solutions, Inc.                                                 227,800
...................................................................................................
            19,600  PolyOne Corp.                                                          192,080
...................................................................................................
             3,600  PPG Industries, Inc.                                                   186,192
...................................................................................................
             2,500  Rohm & Haas Co.                                                         86,575
...................................................................................................
            29,500  USEC, Inc.                                                             211,220
--------------------------------------------------------------------------------------------------
                                                                                         6,046,557
--------------------------------------------------------------------------------------------------
Coal (--%)
...................................................................................................
             5,100  Arch Coal, Inc.                                                        115,770
...................................................................................................
             6,400  Peabody Energy Corp.                                                   180,416
--------------------------------------------------------------------------------------------------
                                                                                           296,186
--------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.5%)
...................................................................................................
             2,470  Administaff, Inc. (NON)                                                 67,703
...................................................................................................
             2,000  Advisory Board Co. (The) (NON)                                          55,400
...................................................................................................
            21,500  American Greetings Corp. Class A                                       296,270
...................................................................................................
             6,700  Asatsu-DK, Inc. (Japan)                                                130,896
...................................................................................................
             4,900  Banta Corp.                                                            144,648
...................................................................................................
            10,400  Bowne & Co.                                                            133,120
...................................................................................................
             5,460  Coinstar, Inc. (NON)                                                   136,500
...................................................................................................
             1,100  Deluxe Corp.                                                            45,738
...................................................................................................
             7,300  eBay, Inc. (NON)                                                       488,370
...................................................................................................
             4,600  Electro Rent Corp. (NON)                                                59,294
...................................................................................................
               700  H&R Block, Inc.                                                         31,290
...................................................................................................
             6,700  Harland (John H.) Co.                                                  148,070
...................................................................................................
            43,928  Hays PLC (United Kingdom)                                              132,962
...................................................................................................
             9,100  Macrovision Corp. (NON)                                                320,502
...................................................................................................
               300  Manpower, Inc.                                                          10,113
...................................................................................................
               400  R. R. Donnelley & Sons Co.                                              11,876
...................................................................................................
            13,550  Right Management Consultants (NON)                                     234,415
...................................................................................................
               200  Sabre Holdings Corp. (NON)                                               8,470
...................................................................................................
             5,340  Securitas AB Class B (Sweden)                                          101,350
...................................................................................................
             8,600  ServiceMaster Co. (The)                                                118,680
...................................................................................................
            15,800  Spherion Corp. (NON)                                                   154,208
...................................................................................................
             9,800  StorageNetworks, Inc. (NON)                                             60,564
...................................................................................................
               200  Weight Watchers International, Inc. (NON)                                6,764
--------------------------------------------------------------------------------------------------
                                                                                         2,897,203
--------------------------------------------------------------------------------------------------
Communications Equipment (1.0%)
...................................................................................................
               500  American Tower Corp. Class A (NON)                                       4,735
...................................................................................................
           145,000  Cisco Systems, Inc. (NON)                                            2,625,950
...................................................................................................
            18,950  Clarent Corp. (NON)                                                     18,950
...................................................................................................
             5,300  Computer Network Technology Corp. (NON)                                 94,287
...................................................................................................
               700  Comverse Technology, Inc. (NON)                                         15,659
...................................................................................................
            34,700  Copper Mountain Networks, Inc. (NON)                                    58,643
...................................................................................................
             9,600  Inter-Tel, Inc.                                                        184,512
...................................................................................................
             7,400  Juniper Networks, Inc. (NON)                                           140,230
...................................................................................................
               600  Nokia OYJ ADR (Finland)                                                 14,718
...................................................................................................
             6,300  ONI Systems Corp. (NON)                                                 39,501
...................................................................................................
            11,200  Performance Technologies, Inc. (NON)                                   149,184
...................................................................................................
             2,900  Plantronics, Inc. (NON)                                                 74,356
...................................................................................................
            25,697  QUALCOMM, Inc. (NON)                                                 1,297,699
...................................................................................................
               720  Riverstone Networks, Inc. (NON)                                         11,952
...................................................................................................
               600  Scientific-Atlanta, Inc.                                                14,364
...................................................................................................
             4,200  SpectraLink Corp. (NON)                                                 71,946
...................................................................................................
            24,700  Sycamore Networks, Inc. (NON)                                          132,392
...................................................................................................
           224,184  Telefonaktiebolaget LM Ericsson AB
                    Class B (Sweden)                                                     1,218,728
--------------------------------------------------------------------------------------------------
                                                                                         6,167,806
--------------------------------------------------------------------------------------------------
Computers (1.6%)
...................................................................................................
            12,600  Acclaim Entertainment, Inc. (NON)                                       66,780
...................................................................................................
             5,400  Anixter International, Inc. (NON)                                      156,654
...................................................................................................
            11,000  Ariba, Inc. (NON)                                                       67,760
...................................................................................................
             3,840  BARRA, Inc. (NON)                                                      180,826
...................................................................................................
             2,300  Brocade Communications Systems, Inc. (NON)                              76,176
...................................................................................................
            10,800  Checkpoint Systems, Inc. (NON)                                         144,720
...................................................................................................
            78,600  Compaq Computer Corp.                                                  767,136
...................................................................................................
            49,400  Dell Computer Corp. (NON)                                            1,342,692
...................................................................................................
            22,200  EMC Corp. (NON)                                                        298,368
...................................................................................................
            10,800  Emulex Corp. (NON)                                                     426,708
...................................................................................................
               900  Gateway, Inc. (NON)                                                      7,236
...................................................................................................
            17,600  Gerber Scientific, Inc.                                                163,680
...................................................................................................
            41,700  Hewlett-Packard Co.                                                    856,518
...................................................................................................
             4,900  Hutchinson Technology, Inc. (NON)                                      113,778
...................................................................................................
            11,800  IBM Corp.                                                            1,427,328
...................................................................................................
            17,900  Inktomi Corp. (NON)                                                    120,109
...................................................................................................
            24,254  Iomega Corp. (NON)                                                     202,521
...................................................................................................
               700  Magma Design Automation, Inc. (NON)                                     21,196
...................................................................................................
            14,560  McAfee.com Corp. (NON)                                                 493,730
...................................................................................................
            15,000  McDATA Corp. Class A (NON)                                             367,500
...................................................................................................
            16,750  Mentor Graphics Corp. (NON)                                            394,798
...................................................................................................
             8,900  NCR Corp. (NON)                                                        328,054
...................................................................................................
             4,000  NEC Corp. (Japan)                                                       40,814
...................................................................................................
             9,400  Network Appliance, Inc. (NON)                                          205,578
...................................................................................................
            18,000  Perot Systems Corp. Class A (NON)                                      367,560
...................................................................................................
             3,900  Quantum Corp. (NON)                                                     38,415
...................................................................................................
             2,625  Renaissance Learning, Inc. (NON)                                        79,984
...................................................................................................
             8,400  SBS Technologies, Inc. (NON)                                           122,388
...................................................................................................
            48,400  Sun Microsystems, Inc. (NON)                                           595,320
...................................................................................................
            10,000  Symbol Technologies, Inc.                                              158,800
...................................................................................................
            18,500  VeriSign, Inc. (NON)                                                   703,751
...................................................................................................
            19,700  Western Digital Corp. (NON)                                            123,519
--------------------------------------------------------------------------------------------------
                                                                                        10,460,397
--------------------------------------------------------------------------------------------------
Conglomerates (1.8%)
...................................................................................................
             9,400  Autonation, Inc. (NON)                                                 115,902
...................................................................................................
               280  Berkshire Hathaway, Inc. Class B (NON)                                 707,000
...................................................................................................
            14,800  Cooper Industries, Inc.                                                516,816
...................................................................................................
            20,400  GenCorp, Inc.                                                          287,844
...................................................................................................
           128,151  General Electric Co.                                                 5,136,292
...................................................................................................
            10,100  Honeywell International, Inc.                                          341,582
...................................................................................................
           113,854  Investor AB Class B (Sweden)                                         1,243,315
...................................................................................................
            35,291  Smiths Group PLC (United Kingdom)                                      347,676
...................................................................................................
             1,400  Textron, Inc.                                                           58,044
...................................................................................................
            40,006  Tyco International, Ltd. (Bermuda)                                   2,356,353
...................................................................................................
            21,300  Walter Industries, Inc.                                                240,903
--------------------------------------------------------------------------------------------------
                                                                                        11,351,727
--------------------------------------------------------------------------------------------------
Construction (0.3%)
...................................................................................................
            74,899  CRH PLC (Ireland)                                                    1,322,167
...................................................................................................
             9,376  Lafarge Coppee (France)                                                875,549
--------------------------------------------------------------------------------------------------
                                                                                         2,197,716
--------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.4%)
...................................................................................................
            38,500  Cie Finance Richemont AG (Switzerland)                                 715,842
...................................................................................................
             8,629  Gucci Group NV (Netherlands)                                           732,602
...................................................................................................
            15,600  Sony Corp. (Japan)                                                     713,122
...................................................................................................
             8,429  Swatch Group AG (The) (Switzerland)                                    167,137
...................................................................................................
             3,690  Swatch Group AG (The) Class B
                    (Switzerland)                                                          331,927
--------------------------------------------------------------------------------------------------
                                                                                         2,660,630
--------------------------------------------------------------------------------------------------
Consumer Finance (0.4%)
...................................................................................................
             4,700  Acom Co., Ltd. (Japan)                                                 342,542
...................................................................................................
             2,700  Acom Co., Ltd. 144A (Japan)                                            196,779
...................................................................................................
             2,750  Aiful Corp. (Japan)                                                    177,968
...................................................................................................
             6,040  AmeriCredit Corp. (NON)                                                190,562
...................................................................................................
             2,300  Capital One Financial Corp.                                            124,085
...................................................................................................
            20,000  CompuCredit Corp. (NON)                                                235,200
...................................................................................................
             2,100  Countrywide Credit Industries, Inc.                                     86,037
...................................................................................................
               200  Dun & Bradstreet Corp. (NON)                                             7,060
...................................................................................................
             9,200  Household International, Inc.                                          533,048
...................................................................................................
             6,900  MBNA Corp.                                                             242,880
...................................................................................................
            11,850  Metris Companies, Inc.                                                 304,664
...................................................................................................
             8,100  Providian Financial Corp.                                               28,755
--------------------------------------------------------------------------------------------------
                                                                                         2,469,580
--------------------------------------------------------------------------------------------------
Consumer Goods (0.5%)
...................................................................................................
             2,300  Avon Products, Inc.                                                    106,950
...................................................................................................
               700  Clorox Co.                                                              27,685
...................................................................................................
            12,200  Colgate-Palmolive Co.                                                  704,550
...................................................................................................
            34,740  Dial Corp. (The)                                                       595,791
...................................................................................................
             3,900  Gillette Co. (The)                                                     130,260
...................................................................................................
             1,100  International Flavors & Fragrances, Inc.                                32,681
...................................................................................................
             7,000  KAO Corp. (Japan)                                                      145,572
...................................................................................................
            14,700  Kimberly-Clark Corp.                                                   879,060
...................................................................................................
             5,000  Procter & Gamble Co.                                                   395,650
...................................................................................................
             4,000  Shiseido Co., Ltd. (Japan)                                              36,967
...................................................................................................
             4,100  Tupperware Corp.                                                        78,925
--------------------------------------------------------------------------------------------------
                                                                                         3,134,091
--------------------------------------------------------------------------------------------------
Consumer Services (0.3%)
...................................................................................................
            24,250  Deutsche Post AG (Germany)                                             334,604
...................................................................................................
             5,000  Deutsche Post AG 144A (Germany)                                         68,991
...................................................................................................
             8,820  Freemarkets, Inc. (NON)                                                211,415
...................................................................................................
               400  Hotel Reservations Network, Inc.
                    Class A (NON)                                                           18,400
...................................................................................................
            13,600  Korn/Ferry International (NON)                                         144,840
...................................................................................................
            33,560  Register.com (NON)                                                     385,940
...................................................................................................
            18,300  TMP Worldwide, Inc. (NON)                                              785,070
...................................................................................................
             3,500  Watson Wyatt & Co. Holdings (NON)                                       76,300
--------------------------------------------------------------------------------------------------
                                                                                         2,025,560
--------------------------------------------------------------------------------------------------
Consumer Staples (0.1%)
...................................................................................................
            54,700  Cadbury Schweppes PLC
                    (United Kingdom)                                                       348,646
...................................................................................................
            12,000  Fuji Photo Film Co., Ltd. (Japan)                                      428,588
--------------------------------------------------------------------------------------------------
                                                                                           777,234
--------------------------------------------------------------------------------------------------
Distribution (0.1%)
...................................................................................................
            11,050  Performance Food Group Co. (NON)                                       388,629
...................................................................................................
             4,600  SYSCO Corp.                                                            120,612
--------------------------------------------------------------------------------------------------
                                                                                           509,241
--------------------------------------------------------------------------------------------------
Electric Utilities (1.5%)
...................................................................................................
               400  American Electric Power Company, Inc.                                   17,412
...................................................................................................
             9,600  Black Hills Corp.                                                      324,864
...................................................................................................
            14,000  Cinergy Corp.                                                          468,020
...................................................................................................
             3,300  CMS Energy Corp.                                                        79,299
...................................................................................................
             1,200  Consolidated Edison, Inc.                                               48,432
...................................................................................................
            11,400  Constellation Energy Group, Inc.                                       302,670
...................................................................................................
             4,600  Dominion Resources, Inc.                                               276,460
...................................................................................................
            22,600  DPL, Inc.                                                              544,208
...................................................................................................
             1,300  DTE Energy Co.                                                          54,522
...................................................................................................
            12,100  Duke Energy Corp.                                                      475,046
...................................................................................................
            13,800  Edison International (NON)                                             208,380
...................................................................................................
            16,600  Entergy Corp.                                                          649,226
...................................................................................................
             1,500  Exelon Corp.                                                            71,820
...................................................................................................
             6,400  FirstEnergy Corp.                                                      223,872
...................................................................................................
             3,200  FPL Group, Inc.                                                        180,480
...................................................................................................
           115,000  Hong Kong Electric Holdings, Ltd.
                    (Hong Kong)                                                            427,690
...................................................................................................
            31,480  Korea Electric Power Corp. (South Korea)                               520,113
...................................................................................................
            32,000  Montana Power Co. (NON)                                                184,000
...................................................................................................
            13,500  Northeast Utilities                                                    238,005
...................................................................................................
               200  NSTAR                                                                    8,970
...................................................................................................
             9,800  PG&E Corp.                                                             188,552
...................................................................................................
            19,700  PNM Resources, Inc.                                                    550,615
...................................................................................................
               200  Potomac Electric Power Co.                                               4,514
...................................................................................................
             3,300  PPL Corp.                                                              115,005
...................................................................................................
            17,300  Progress Energy, Inc.                                                  779,019
...................................................................................................
             1,200  Public Service Enterprise Group, Inc.                                   50,628
...................................................................................................
               300  Puget Energy, Inc.                                                       6,567
...................................................................................................
            23,100  Reliant Energy, Inc.                                                   612,612
...................................................................................................
           133,699  Scottish Power PLC (United Kingdom)                                    739,323
...................................................................................................
            25,300  Sierra Pacific Resources                                               380,765
...................................................................................................
             3,800  Southern Co. (The)                                                      96,330
...................................................................................................
               200  Teco Energy, Inc.                                                        5,248
...................................................................................................
             1,600  TXU Corp.                                                               75,440
...................................................................................................
            14,600  UniSource Energy Corp.                                                 265,574
...................................................................................................
             1,700  Utilicorp United, Inc.                                                  42,789
...................................................................................................
               400  Wisconsin Energy Corp.                                                   9,024
...................................................................................................
               900  XCEL Energy, Inc.                                                       24,966
--------------------------------------------------------------------------------------------------
                                                                                         9,250,460
--------------------------------------------------------------------------------------------------
Electrical Equipment (0.1%)
...................................................................................................
             3,380  C&D Technologies, Inc.                                                  77,233
...................................................................................................
             1,100  Emerson Electric Co.                                                    62,810
...................................................................................................
            11,200  Lincoln Electric Holdings, Inc.                                        273,728
...................................................................................................
             1,100  Rockwell International Corp.                                            19,646
--------------------------------------------------------------------------------------------------
                                                                                           433,417
--------------------------------------------------------------------------------------------------
Electronics (3.6%)
...................................................................................................
            30,300  Alpha Industries, Inc. (NON)                                           660,540
...................................................................................................
               700  American Power Conversion Corp. (NON)                                   10,122
...................................................................................................
             1,400  Analog Devices, Inc. (NON)                                              62,146
...................................................................................................
             1,500  Applied Micro Circuits Corp. (NON)                                      16,980
...................................................................................................
             1,100  Arrow Electronics, Inc. (NON)                                           32,890
...................................................................................................
             4,100  Atmel Corp. (NON)                                                       30,217
...................................................................................................
               700  Avanex Corp. (NON)                                                       4,130
...................................................................................................
             4,600  Avnet, Inc.                                                            117,162
...................................................................................................
            15,700  Broadcom Corp. Class A (NON)                                           641,659
...................................................................................................
             9,500  Celestica, Inc. (Canada) (NON)                                         383,705
...................................................................................................
             8,700  Centillium Communications, Inc. (NON)                                   68,382
...................................................................................................
             3,000  Cypress Semiconductor Corp. (NON)                                       59,790
...................................................................................................
            10,700  Exar Corp. (NON)                                                       223,095
...................................................................................................
             9,800  Fairchild Semiconductor Corp. Class A (NON)                            276,360
...................................................................................................
            13,025  FEI Co. (NON)                                                          410,418
...................................................................................................
            17,400  Fisher Scientific International, Inc. (NON)                            508,080
...................................................................................................
            36,800  General Cable Corp.                                                    482,080
...................................................................................................
            18,800  Integrated Device Technology, Inc. (NON)                               499,892
...................................................................................................
           119,600  Intel Corp.                                                          3,761,420
...................................................................................................
            15,700  Intersil Corp. Class A (NON)                                           506,325
...................................................................................................
             7,300  Itron, Inc. (NON)                                                      221,190
...................................................................................................
            14,700  Jabil Circuit, Inc. (NON)                                              333,984
...................................................................................................
            14,700  JNI Corp. (NON)                                                        122,157
...................................................................................................
            14,400  Kulicke & Soffa Industries, Inc. (NON)                                 246,960
...................................................................................................
            23,700  Linear Technology Corp.                                                925,248
...................................................................................................
             2,500  LSI Logic Corp. (NON)                                                   39,450
...................................................................................................
            18,000  Manufacturers' Services, Ltd. (NON)                                    112,500
...................................................................................................
            12,100  Marvell Technology Group, Ltd.
                    (Bermuda) (NON)                                                        433,422
...................................................................................................
            18,100  Maxim Integrated Products, Inc. (NON)                                  950,431
...................................................................................................
               200  Measurement Specialties, Inc. (NON)                                      1,882
...................................................................................................
             4,500  Merix Corp. (NON)                                                       77,625
...................................................................................................
               800  Microchip Technology, Inc. (NON)                                        30,992
...................................................................................................
            16,150  Micron Technology, Inc. (NON)                                          500,650
...................................................................................................
             2,900  Microsemi Corp. (NON)                                                   86,130
...................................................................................................
            12,200  MIPS Technologies, Inc. (NON)                                          105,408
...................................................................................................
               300  Molex, Inc.                                                              9,285
...................................................................................................
            43,500  Motorola, Inc.                                                         653,370
...................................................................................................
               800  National Semiconductor Corp. (NON)                                      24,632
...................................................................................................
            12,700  NMS Communications Corp. (NON)                                          61,214
...................................................................................................
            19,665  Oak Technology, Inc. (NON)                                             270,394
...................................................................................................
            12,300  Pioneer-Standard Electronics, Inc.                                     156,210
...................................................................................................
            17,500  PMC - Sierra, Inc. (NON)                                               372,050
...................................................................................................
             9,800  Rambus, Inc. (NON)                                                      78,302
...................................................................................................
            47,300  Read-Rite Corp. (NON)                                                  312,653
...................................................................................................
            11,500  Recoton Corp. (NON)                                                    156,400
...................................................................................................
            26,500  RF Micro Devices, Inc. (NON)                                           509,595
...................................................................................................
             4,500  Rohm Co., Ltd. (Japan)                                                 584,157
...................................................................................................
            16,031  Samsung Electronics Co., Ltd.
                    (South Korea)                                                        3,405,397
...................................................................................................
             1,280  Sanmina Corp. (NON)                                                     25,472
...................................................................................................
             5,600  Semtech Corp. (NON)                                                    199,864
...................................................................................................
             8,700  Silicon Laboratories, Inc. (NON)                                       293,277
...................................................................................................
            26,300  Silicon Storage Technology, Inc. (NON)                                 253,532
...................................................................................................
            22,800  Storage Technology Corp. (NON)                                         471,276
...................................................................................................
            29,000  Symmetricom, Inc. (NON)                                                220,690
...................................................................................................
             4,000  Texas Instruments, Inc.                                                112,000
...................................................................................................
               600  Thermo Electron Corp. (NON)                                             14,316
...................................................................................................
             4,900  Trimble Navigation, Ltd. (NON)                                          79,429
...................................................................................................
            13,900  TriQuint Semiconductor, Inc. (NON)                                     170,414
...................................................................................................
           259,000  United Microelectronics Corp. (Taiwan) (NON)                           377,616
...................................................................................................
             6,000  Venture Manufacturing, Ltd. (Singapore)                                 43,229
...................................................................................................
               700  Vishay Intertechnology, Inc. (NON)                                      13,650
...................................................................................................
            15,800  W.W. Grainger, Inc.                                                    758,400
...................................................................................................
            19,900  X-Rite, Inc.                                                           169,349
--------------------------------------------------------------------------------------------------
                                                                                        22,739,595
--------------------------------------------------------------------------------------------------
Energy (0.2%)
...................................................................................................
             4,900  Baker Hughes, Inc.                                                     178,703
...................................................................................................
             2,000  Chiles Offshore, Inc. (NON)                                             39,780
...................................................................................................
               600  ENSCO International, Inc.                                               14,910
...................................................................................................
             3,923  GlobalSantaFe Corp.                                                    111,884
...................................................................................................
             5,000  GulfMark Offshore, Inc. (NON)                                          141,550
...................................................................................................
             2,000  Halliburton Co.                                                         26,200
...................................................................................................
             1,700  Helmerich & Payne, Inc.                                                 56,746
...................................................................................................
             2,900  Hydril Co. (NON)                                                        51,127
...................................................................................................
            10,200  Input/Output, Inc. (NON)                                                83,742
...................................................................................................
               300  Nabors Industries, Inc. (NON)                                           10,299
...................................................................................................
            19,600  Rowan Companies, Inc. (NON)                                            379,652
...................................................................................................
             2,100  Schlumberger, Ltd.                                                     115,395
...................................................................................................
               300  Smith International, Inc. (NON)                                         16,086
...................................................................................................
             1,500  Spinnaker Exploration Company (NON)                                     61,740
...................................................................................................
             2,000  Tidewater, Inc.                                                         67,800
...................................................................................................
            11,700  Veritas DGC, Inc. (NON)                                                216,450
--------------------------------------------------------------------------------------------------
                                                                                         1,572,064
--------------------------------------------------------------------------------------------------
Engineering & Construction (0.3%)
...................................................................................................
             5,400  Ameron International Corp.                                             373,680
...................................................................................................
            28,980  Bouygues SA (France)                                                   949,366
...................................................................................................
            10,050  EMCOR Group, Inc. (NON)                                                456,270
...................................................................................................
               400  Fluor Corp.                                                             14,960
...................................................................................................
             7,900  URS Corp. (NON)                                                        216,539
--------------------------------------------------------------------------------------------------
                                                                                         2,010,815
--------------------------------------------------------------------------------------------------
Entertainment (0.3%)
...................................................................................................
            15,200  AMC Entertainment, Inc. (NON)                                          182,400
...................................................................................................
               300  International Speedway Corp. Class A                                    11,730
...................................................................................................
               300  Pixar, Inc. (NON)                                                       10,788
...................................................................................................
            38,838  Viacom, Inc. Class B (NON)                                           1,714,698
--------------------------------------------------------------------------------------------------
                                                                                         1,919,616
--------------------------------------------------------------------------------------------------
Environmental (0.1%)
...................................................................................................
            24,800  Tetra Technologies, Inc. (NON)                                         519,560
--------------------------------------------------------------------------------------------------
Financial (1.7%)
...................................................................................................
             8,200  American Express Co.                                                   292,658
...................................................................................................
            25,200  Annaly Mortgage Mgmt., Inc.                                            403,200
...................................................................................................
            27,000  Anthracite Capital, Inc.                                               296,730
...................................................................................................
           120,758  Citigroup, Inc.                                                      6,095,864
...................................................................................................
           226,879  Contifinancial Corp. Liquidating Trust units                            13,613
...................................................................................................
               131  Delta Funding Residual Exchange Co., LLC                                31,113
...................................................................................................
               131  Delta Funding Residual Management, Inc.                                      1
...................................................................................................
            43,992  Dexia (Belgium)                                                        634,419
...................................................................................................
            27,124  Fannie Mae                                                           2,156,358
...................................................................................................
            18,100  Freddie Mac                                                          1,183,740
...................................................................................................
             2,900  Gabelli Asset Management, Inc. (NON)                                   125,280
...................................................................................................
               800  MGIC Investment Corp.                                                   49,376
...................................................................................................
               500  Moody's Corp.                                                           19,930
...................................................................................................
               600  USA Education, Inc.                                                     50,412
--------------------------------------------------------------------------------------------------
                                                                                        11,352,694
--------------------------------------------------------------------------------------------------
Food (1.1%)
...................................................................................................
            13,200  7-Eleven, Inc. (NON)                                                   154,572
...................................................................................................
             4,015  Archer Daniels Midland Co.                                              57,615
...................................................................................................
               796  Aurora Foods, Inc. (NON)                                                 4,020
...................................................................................................
               400  Campbell Soup Co.                                                       11,948
...................................................................................................
            94,422  Compass Group PLC (United Kingdom)                                     707,625
...................................................................................................
               800  ConAgra, Inc.                                                           19,016
...................................................................................................
            12,200  Dole Food Co.                                                          327,326
...................................................................................................
             4,500  General Mills, Inc.                                                    234,045
...................................................................................................
             6,532  Groupe Danone (France)                                                 796,626
...................................................................................................
            16,700  H.J. Heinz Co.                                                         686,704
...................................................................................................
               100  Hershey Foods Corp.                                                      6,770
...................................................................................................
            11,000  International Multifoods Corp.                                         262,900
...................................................................................................
            14,200  Interstate Bakeries Corp.                                              343,356
...................................................................................................
               600  Kellogg Co.                                                             18,060
...................................................................................................
            21,800  Kraft Foods, Inc. Class A                                              741,854
...................................................................................................
               800  McCormick & Company, Inc.                                               33,576
...................................................................................................
             6,504  Nestle SA (Switzerland)                                              1,387,666
...................................................................................................
             5,600  Sara Lee Corp.                                                         124,488
...................................................................................................
            11,300  Smithfield Foods, Inc. (NON)                                           249,052
...................................................................................................
           228,166  Tesco PLC (United Kingdom)                                             826,748
...................................................................................................
             3,759  Tyson Foods, Inc. Class A                                               43,416
--------------------------------------------------------------------------------------------------
                                                                                         7,037,383
--------------------------------------------------------------------------------------------------
Gaming & Lottery (0.3%)
...................................................................................................
            32,030  Argosy Gaming Co. (NON)                                              1,041,616
...................................................................................................
            10,900  Gtech Holdings Corp. (NON)                                             493,661
...................................................................................................
               200  Harrah's Entertainment, Inc. (NON)                                       7,402
...................................................................................................
             7,350  International Game Technology (NON)                                    502,005
...................................................................................................
               600  MGM Mirage, Inc. (NON)                                                  17,322
--------------------------------------------------------------------------------------------------
                                                                                         2,062,006
--------------------------------------------------------------------------------------------------
Health Care (0.2%)
...................................................................................................
            31,516  HCA, Inc.                                                            1,214,627
...................................................................................................
             1,300  Healthsouth Corp. (NON)                                                 19,266
...................................................................................................
             2,000  Tenet Healthcare Corp. (NON)                                           117,440
--------------------------------------------------------------------------------------------------
                                                                                         1,351,333
--------------------------------------------------------------------------------------------------
Health Care Services (1.5%)
...................................................................................................
             2,670  AdvancePCS (NON)                                                        78,365
...................................................................................................
            15,600  Anthem, Inc. (NON)                                                     772,200
...................................................................................................
            17,460  Apria Healthcare Group, Inc. (NON)                                     436,325
...................................................................................................
            28,500  Beverly Enterprises, Inc. (NON)                                        245,100
...................................................................................................
             2,150  Cardinal Health, Inc.                                                  139,019
...................................................................................................
            28,970  Caremark Rx, Inc. (NON)                                                472,501
...................................................................................................
             9,300  CIGNA Corp.                                                            861,645
...................................................................................................
            22,300  Cobalt Corp. (NON)                                                     142,274
...................................................................................................
            38,575  DaVita, Inc. (NON)                                                     943,159
...................................................................................................
               673  Genesis Health Ventures, Inc. (NON)                                     14,470
...................................................................................................
            14,500  Gentiva Health Services, Inc. (NON)                                    318,275
...................................................................................................
             1,100  Health Management Association, Inc. (NON)                               20,240
...................................................................................................
               800  Health Net, Inc. (NON)                                                  17,424
...................................................................................................
             3,500  Henry Schein, Inc. (NON)                                               129,605
...................................................................................................
            24,900  Humana Inc. (NON)                                                      293,571
...................................................................................................
             1,600  IMS Health, Inc.                                                        31,216
...................................................................................................
             2,570  LifePoint Hospitals, Inc. (NON)                                         87,483
...................................................................................................
            17,400  Magellan Health Services, Inc. (NON)                                   110,490
...................................................................................................
            11,709  McKesson Corp.                                                         437,917
...................................................................................................
            31,270  Mid Atlantic Medical Services, Inc. (NON)                              709,829
...................................................................................................
             4,800  Owens & Minor, Inc.                                                     88,800
...................................................................................................
               400  Oxford Health Plans, Inc. (NON)                                         12,056
...................................................................................................
             9,100  PacifiCare Health Systems, Inc. (NON)                                  145,600
...................................................................................................
            10,800  Per-Se Technologies, Inc. (NON)                                        116,100
...................................................................................................
            19,675  Pharmaceutical Product
                    Development, Inc. (NON)                                                635,699
...................................................................................................
            24,000  PSS World Medical, Inc. (NON)                                          195,840
...................................................................................................
               600  Quintiles Transnational Corp. (NON)                                      9,630
...................................................................................................
             3,400  Rightchoice Managed Care, Inc. (NON)                                   237,966
...................................................................................................
            11,700  Sierra Health Services, Inc. (NON)                                      94,770
...................................................................................................
             8,200  Trigon Healthcare, Inc. (NON)                                          569,490
...................................................................................................
             3,500  UnitedHealth Group, Inc.                                               247,695
...................................................................................................
            25,100  US Oncology, Inc. (NON)                                                189,254
...................................................................................................
            37,100  WebMD Corp. (NON)                                                      261,926
...................................................................................................
             4,200  Wellpoint Health Networks, Inc. (NON)                                  490,770
--------------------------------------------------------------------------------------------------
                                                                                         9,556,704
--------------------------------------------------------------------------------------------------
Homebuilding (0.3%)
...................................................................................................
            20,500  Champion Enterprises, Inc. (NON)                                       252,355
...................................................................................................
             2,800  Crossman Communities, Inc.                                              92,400
...................................................................................................
            44,100  Fleetwood Enterprises, Inc.                                            499,653
...................................................................................................
             2,640  M.D.C. Holdings, Inc.                                                   99,766
...................................................................................................
             2,910  NVR, Inc. (NON)                                                        593,640
...................................................................................................
             1,600  Ryland Group, Inc.                                                     117,120
--------------------------------------------------------------------------------------------------
                                                                                         1,654,934
--------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.1%)
...................................................................................................
            13,900  Applica, Inc. (NON)                                                    125,239
...................................................................................................
               300  Black & Decker Manufacturing Co.                                        11,319
...................................................................................................
               900  Leggett & Platt, Inc.                                                   20,700
...................................................................................................
               300  Maytag Corp.                                                             9,309
...................................................................................................
             5,100  Newell Rubbermaid, Inc.                                                140,607
...................................................................................................
             1,000  Whirlpool Corp.                                                         73,330
--------------------------------------------------------------------------------------------------
                                                                                           380,504
--------------------------------------------------------------------------------------------------
Insurance (3.1%)
...................................................................................................
            26,300  ACE, Ltd. (Bermuda)                                                  1,055,945
...................................................................................................
             2,600  AFLAC, Inc.                                                             63,856
...................................................................................................
             9,214  Allianz AG (Germany)                                                 2,177,711
...................................................................................................
             6,200  AMBAC Financial Group, Inc.                                            358,732
...................................................................................................
               100  American Financial Group, Inc.                                           2,455
...................................................................................................
            37,148  American International Group, Inc.                                   2,949,551
...................................................................................................
             1,300  American National Insurance Co.                                        109,330
...................................................................................................
             9,500  AmerUs Group Co.                                                       340,480
...................................................................................................
               700  AON Corp.                                                               24,864
...................................................................................................
             8,960  Brown & Brown, Inc.                                                    244,608
...................................................................................................
             4,200  Chubb Corp. (The)                                                      289,800
...................................................................................................
             2,800  Clark/Bardes, Inc. (NON)                                                70,644
...................................................................................................
            14,250  Commerce Group, Inc.                                                   537,083
...................................................................................................
             1,400  Conseco, Inc. (NON)                                                      6,244
...................................................................................................
               800  Erie Indemnity Co. Class A                                              30,792
...................................................................................................
             6,500  FBL Financial Group, Inc. Class A                                      108,420
...................................................................................................
            20,240  Fidelity National Financial, Inc.                                      501,952
...................................................................................................
             6,600  First American Corp.                                                   123,684
...................................................................................................
            27,500  Fremont General Corp.                                                  215,050
...................................................................................................
             8,975  Gallagher, Arthur J. & Co.                                             309,548
...................................................................................................
             9,000  Hartford Financial Services
                    Group, Inc. (The)                                                      565,470
...................................................................................................
             2,000  Hilb, Rogal & Hamilton Co.                                             112,100
...................................................................................................
           121,555  ING Groep NV (Netherlands)                                           3,099,085
...................................................................................................
             1,050  Jefferson-Pilot Corp.                                                   48,584
...................................................................................................
               700  Lincoln National Corp.                                                  33,999
...................................................................................................
             1,100  Loews Corp.                                                             60,918
...................................................................................................
             3,000  MBIA, Inc.                                                             160,890
...................................................................................................
               800  Metlife, Inc.                                                           25,344
...................................................................................................
             7,242  Muenchener Rueckversicherungs-
                    Gesellschaft AG (Germany)                                            1,966,283
...................................................................................................
               100  Old Republic International Corp.                                         2,801
...................................................................................................
             4,600  PMI Group, Inc. (The)                                                  308,246
...................................................................................................
            11,600  Presidential Life Corp.                                                238,496
...................................................................................................
             1,400  Principal Financial Group (NON)                                         33,600
...................................................................................................
               100  Protective Life Corp.                                                    2,893
...................................................................................................
            22,750  Radian Group, Inc.                                                     977,113
...................................................................................................
               100  Reinsurance Group of America, Inc.                                       3,328
...................................................................................................
             3,600  St. Paul Companies, Inc. (The)                                         158,292
...................................................................................................
             3,200  Stancorp Financial Group                                               151,200
...................................................................................................
            12,000  State Auto Financial Corp.                                             194,880
...................................................................................................
            33,504  Sun Life Financial Services of
                    Canada, Inc. (Canada)                                                  712,695
...................................................................................................
             2,400  Swiss Reinsurance Co. 144A
                    (Switzerland)                                                          241,562
...................................................................................................
               400  Torchmark Corp.                                                         15,732
...................................................................................................
             4,500  UnumProvident Corp.                                                    119,295
...................................................................................................
            10,300  XL Capital, Ltd. Class A (Bermuda)                                     941,008
--------------------------------------------------------------------------------------------------
                                                                                        19,694,563
--------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.4%)
...................................................................................................
               300  Bear Stearns Companies, Inc. (The)                                      17,592
...................................................................................................
             7,970  BlackRock, Inc. (NON)                                                  332,349
...................................................................................................
             3,900  Charles Schwab Corp. (The)                                              60,333
...................................................................................................
             6,530  Federated Investors, Inc.                                              208,176
...................................................................................................
            12,600  Goldman Sachs Group, Inc. (The)                                      1,168,650
...................................................................................................
               300  Investment Technology Group, Inc. (NON)                                 11,721
...................................................................................................
             4,200  John Nuveen Co. (The) Class A                                          224,616
...................................................................................................
            40,000  J.P. Morgan Chase & Co.                                              1,454,000
...................................................................................................
             1,649  Julius Baer Holdings, Ltd. AG Class B
                    (Switzerland)                                                          556,557
...................................................................................................
               300  Legg Mason, Inc.                                                        14,994
...................................................................................................
            12,248  Lehman Brothers Holdings, Inc.                                         818,166
...................................................................................................
            24,900  Merrill Lynch & Company, Inc.                                        1,297,788
...................................................................................................
            19,100  Morgan Stanley Dean Witter & Co.                                     1,068,454
...................................................................................................
           181,000  Nikko Securities Co., Ltd. (Japan)                                     808,067
...................................................................................................
             4,900  Orix Corp. (Japan)                                                     439,012
...................................................................................................
             3,800  Prudential Financial, Inc. (NON)                                       126,122
...................................................................................................
             1,100  Stilwell Financial, Inc.                                                29,942
...................................................................................................
             1,900  Student Loan Corp.                                                     153,140
...................................................................................................
               300  T Rowe Price Group, Inc.                                                10,419
--------------------------------------------------------------------------------------------------
                                                                                         8,800,098
--------------------------------------------------------------------------------------------------
Leisure (0.1%)
...................................................................................................
               400  Brunswick Corp.                                                          8,704
...................................................................................................
            12,100  Harley-Davidson, Inc.                                                  657,151
--------------------------------------------------------------------------------------------------
                                                                                           665,855
--------------------------------------------------------------------------------------------------
Lodging/Tourism (0.2%)
...................................................................................................
            13,782  Accor SA (France)                                                      500,933
...................................................................................................
            26,700  Cendant Corp. (NON)                                                    523,587
...................................................................................................
             2,000  Host Marriott Corp.                                                     18,000
...................................................................................................
             6,700  Marriott International, Inc. Class A                                   272,355
...................................................................................................
             8,700  Royal Caribbean Cruises, Ltd.                                          140,940
...................................................................................................
             1,100  Starwood Hotels & Resorts
                    Worldwide, Inc.                                                         32,835
--------------------------------------------------------------------------------------------------
                                                                                         1,488,650
--------------------------------------------------------------------------------------------------
Machinery (0.3%)
...................................................................................................
             5,600  Applied Industrial Technologies, Inc.                                  104,440
...................................................................................................
               800  Caterpillar, Inc.                                                       41,800
...................................................................................................
             4,459  FLIR Systems, Inc. (NON)                                               169,085
...................................................................................................
             7,000  Gardner Denver, Inc. (NON)                                             156,240
...................................................................................................
               700  Ingersoll-Rand Co.                                                      29,267
...................................................................................................
             5,000  Milacron, Inc.                                                          79,050
...................................................................................................
             2,250  NACCO Industries, Inc. Class A                                         127,778
...................................................................................................
             8,400  Parker-Hannifin Corp.                                                  385,644
...................................................................................................
            22,484  Sandvik AB (Sweden)                                                    481,412
...................................................................................................
             3,100  Tecumseh Products Co. Class A                                          156,953
--------------------------------------------------------------------------------------------------
                                                                                         1,731,669
--------------------------------------------------------------------------------------------------
Manufacturing (0.2%)
...................................................................................................
               300  Diebold, Inc.                                                           12,132
...................................................................................................
             3,600  Illinois Tool Works, Inc.                                              243,792
...................................................................................................
            10,200  Kaman Corp.                                                            159,120
...................................................................................................
             3,080  Mettler-Toledo International, Inc.
                    (Switzerland) (NON)                                                    159,698
...................................................................................................
             6,500  Pentair, Inc.                                                          237,315
...................................................................................................
             3,080  Roper Industries, Inc.                                                 152,460
...................................................................................................
             3,500  Stewart & Stevenson Services, Inc.                                      65,835
...................................................................................................
             1,000  Teleflex, Inc.                                                          47,310
...................................................................................................
             3,200  Tennant Co.                                                            118,720
--------------------------------------------------------------------------------------------------
                                                                                         1,196,382
--------------------------------------------------------------------------------------------------
Media (0.8%)
...................................................................................................
            75,200  AOL Time Warner, Inc. (NON)                                          2,413,920
...................................................................................................
            26,600  Fox Entertainment Group, Inc. Class A (NON)                            705,698
...................................................................................................
            31,300  Liberty Media Corp. Class A (NON)                                      438,200
...................................................................................................
            12,500  Martha Stewart Living Omnimedia
                    Class A (NON)                                                          205,625
...................................................................................................
            23,300  USA Networks, Inc. (NON)                                               636,323
...................................................................................................
            46,000  Walt Disney Co. (The)                                                  953,120
--------------------------------------------------------------------------------------------------
                                                                                         5,352,886
--------------------------------------------------------------------------------------------------
Medical Technology (1.3%)
...................................................................................................
               700  Apogent Technologies, Inc. (NON)                                        18,060
...................................................................................................
             2,800  Arrow International, Inc.                                              111,832
...................................................................................................
               300  Bausch & Lomb, Inc.                                                     11,298
...................................................................................................
             2,800  Baxter International, Inc.                                             150,164
...................................................................................................
             3,600  Beckman Coulter, Inc.                                                  159,480
...................................................................................................
             1,300  Becton, Dickinson and Co.                                               43,095
...................................................................................................
             4,845  Biosite Diagnostics, Inc. (NON)                                         89,003
...................................................................................................
               600  Boston Scientific Corp. (NON)                                           14,472
...................................................................................................
             2,900  Bruker Daltronics, Inc. (NON)                                           47,415
...................................................................................................
               300  C.R. Bard, Inc.                                                         19,350
...................................................................................................
             5,300  Closure Medical Corp. (NON)                                            123,808
...................................................................................................
             6,075  Cytyc Corp. (NON)                                                      158,558
...................................................................................................
             7,000  Dendreon Corp. (NON)                                                    70,490
...................................................................................................
               300  DENTSPLY International, Inc.                                            15,060
...................................................................................................
            14,160  Diagnostic Products Corp.                                              622,332
...................................................................................................
             5,800  Digene Corp. (NON)                                                     171,100
...................................................................................................
             9,300  Edwards Lifesciences Corp. (NON)                                       256,959
...................................................................................................
             6,900  Haemonetics Corp. (NON)                                                234,048
...................................................................................................
            11,100  Harvard Bioscience, Inc. (NON)                                         110,334
...................................................................................................
            12,836  Intermagnetics General Corp. (NON)                                     332,452
...................................................................................................
               740  Inverness Medical Innovations, Inc. (NON)                               13,357
...................................................................................................
            31,200  Medtronic, Inc.                                                      1,597,752
...................................................................................................
            21,020  Mentor Corp.                                                           600,331
...................................................................................................
               300  Millipore Corp.                                                         18,210
...................................................................................................
            16,600  Novoste Corp. (NON)                                                    145,084
...................................................................................................
            14,600  Ocular Sciences, Inc. (NON)                                            340,180
...................................................................................................
             9,300  Pall Corp.                                                             223,758
...................................................................................................
            16,500  Possis Medical, Inc. (NON)                                             287,430
...................................................................................................
             2,760  Respironics, Inc. (NON)                                                 95,606
...................................................................................................
             8,900  SRI/Surgical Express, Inc. (NON)                                       142,400
...................................................................................................
               400  St. Jude Medical, Inc. (NON)                                            31,060
...................................................................................................
               800  Stryker Corp.                                                           46,696
...................................................................................................
               200  Sybron Dental Specialties, Inc. (NON)                                    4,316
...................................................................................................
               283  Synthes-Stratec, Inc. (Switzerland)                                    197,172
...................................................................................................
             3,915  Techne Corp. (NON)                                                     144,268
...................................................................................................
            19,900  Theragenics Corp. (NON)                                                196,214
...................................................................................................
             3,100  Thoratec Corp. (NON)                                                    52,700
...................................................................................................
             8,580  Varian Medical Systems, Inc. (NON)                                     611,411
...................................................................................................
             7,760  Ventana Medical Systems, Inc. (NON)                                    175,531
...................................................................................................
                87  Viasys Healthcare, Inc. (NON)                                            1,758
...................................................................................................
            19,410  Zimmer Holdings, Inc. (NON)                                            592,781
--------------------------------------------------------------------------------------------------
                                                                                         8,277,325
--------------------------------------------------------------------------------------------------
Metals (0.6%)
...................................................................................................
             2,148  Alcan Aluminum, Ltd. (Canada)                                           76,916
...................................................................................................
             3,800  Alcoa, Inc.                                                            135,090
...................................................................................................
            66,022  BHP Billiton PLC (United Kingdom)                                      335,303
...................................................................................................
           101,009  BHP Billiton, Ltd. (Australia)                                         542,812
...................................................................................................
             6,700  Carpenter Technology Corp.                                             178,354
...................................................................................................
            18,280  Freeport-McMoRan Copper & Gold, Inc.
                    Class B (NON)                                                          244,769
...................................................................................................
               300  Massey Energy Co.                                                        6,219
...................................................................................................
             4,300  Material Sciences Corp. (NON)                                           43,516
...................................................................................................
               100  Newmont Mining Corp.                                                     1,911
...................................................................................................
             9,100  NS Group, Inc. (NON)                                                    68,068
...................................................................................................
               400  Nucor Corp.                                                             21,184
...................................................................................................
             1,130  Pohang Iron & Steel Company, Ltd.
                    (South Korea)                                                          104,964
...................................................................................................
            13,415  Pohang Iron & Steel Company, Ltd. ADR
                    (South Korea)                                                          308,545
...................................................................................................
            13,300  Quanex Corp.                                                           376,390
...................................................................................................
             5,000  Reliance Steel & Aluminum Co.                                          131,250
...................................................................................................
            14,403  Rio Tinto PLC (United Kingdom)                                         275,824
...................................................................................................
            11,775  Rio Tinto, Ltd. (Australia)                                            224,220
...................................................................................................
            12,600  Ryerson Tull, Inc.                                                     138,600
...................................................................................................
             9,320  Stillwater Mining Co. (NON)                                            172,420
...................................................................................................
            18,100  Worthington Industries , Inc.                                          257,020
--------------------------------------------------------------------------------------------------
                                                                                         3,643,375
--------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.4%)
...................................................................................................
             5,700  AGL Resources, Inc.                                                    131,214
...................................................................................................
             4,000  Atmos Energy Corp.                                                      85,000
...................................................................................................
            27,300  Dynegy, Inc. Class A                                                   696,150
...................................................................................................
             8,700  El Paso Corp.                                                          388,107
...................................................................................................
           140,500  Hong Kong and China Gas Co., Ltd.
                    (Hong Kong)                                                            172,073
...................................................................................................
               600  KeySpan Corp.                                                           20,790
...................................................................................................
             5,100  National Fuel Gas Co.                                                  125,970
...................................................................................................
             1,100  Sempra Energy                                                           27,005
...................................................................................................
            15,100  Southwestern Energy Co. (NON)                                          157,040
...................................................................................................
            90,000  Tokyo Gas Co., Ltd. (Japan)                                            241,081
...................................................................................................
             7,100  Williams Companies, Inc. (The)                                         181,192
--------------------------------------------------------------------------------------------------
                                                                                         2,225,622
--------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.3%)
...................................................................................................
            23,000  Canon, Inc. (Japan)                                                    791,621
...................................................................................................
             3,600  HON Industries, Inc.                                                    99,540
...................................................................................................
               400  Reynolds and Reynolds Co. (The)
                    Class A                                                                  9,700
...................................................................................................
            22,200  Standard Register Co. (The)                                            411,366
...................................................................................................
               800  Steelcase, Inc.                                                         11,776
...................................................................................................
            17,400  Wallace Computer Services, Inc.                                        330,426
--------------------------------------------------------------------------------------------------
                                                                                         1,654,429
--------------------------------------------------------------------------------------------------
Oil & Gas (3.3%)
...................................................................................................
               600  Amerada Hess Corp.                                                      37,500
...................................................................................................
               400  Anadarko Petroleum Corp.                                                22,740
...................................................................................................
             2,500  Brown (Tom), Inc. (NON)                                                 67,525
...................................................................................................
             1,300  Burlington Resources, Inc.                                              48,802
...................................................................................................
             3,800  Cabot Oil & Gas Corp. Class A                                           91,390
...................................................................................................
             7,794  Chevron Texaco Corp.                                                   698,420
...................................................................................................
            31,200  Conoco, Inc.                                                           882,960
...................................................................................................
            10,000  Devon Energy Corp.                                                     386,500
...................................................................................................
             9,100  EOG Resources, Inc.                                                    355,901
...................................................................................................
             3,700  Exco Resources, Inc. (NON)                                              62,160
...................................................................................................
            98,400  Exxon Mobil Corp.                                                    3,867,120
...................................................................................................
            42,211  Frontier Oil Corp.                                                     702,391
...................................................................................................
             2,250  Houston Exploration Co. (NON)                                           75,555
...................................................................................................
            11,100  KEY Production Company, Inc. (NON)                                     188,700
...................................................................................................
             4,600  Newfield Exploration Co. (NON)                                         163,346
...................................................................................................
             2,600  Occidental Petroleum Corp.                                              68,978
...................................................................................................
             3,100  Patina Oil & Gas Corp.                                                  85,250
...................................................................................................
            19,601  Petroleo Brasileiro SA ADR (Brazil)                                    456,703
...................................................................................................
            11,740  Phillips Petroleum Co.                                                 707,452
...................................................................................................
            22,800  Range Resources Corp. (NON)                                            103,740
...................................................................................................
            23,400  Royal Dutch Petroleum Co. PLC ADR
                    (Netherlands)                                                        1,147,068
...................................................................................................
           465,684  Shell Transport & Trading Co. PLC
                    (United Kingdom)                                                     3,198,571
...................................................................................................
            17,282  Suncor Energy, Inc. (Canada)                                           567,404
...................................................................................................
            30,077  TotalFinaElf SA Class B (France)                                     4,294,637
...................................................................................................
            11,400  TotalFinaElf SA ADR (France)                                           800,736
...................................................................................................
               600  Ultramar Diamond Shamrock Corp.                                         29,688
...................................................................................................
            20,300  Unocal Corp.                                                           732,221
...................................................................................................
            14,400  USX-Marathon Group                                                     432,000
...................................................................................................
             2,100  Valero Energy Corp.                                                     80,052
...................................................................................................
             6,600  Vintage Petroleum, Inc.                                                 95,370
...................................................................................................
            10,400  Westport Resources Corp. (NON)                                         180,440
...................................................................................................
            23,320  XTO Energy, Inc.                                                       408,100
--------------------------------------------------------------------------------------------------
                                                                                        21,039,420
--------------------------------------------------------------------------------------------------
Paper & Forest Products (0.7%)
...................................................................................................
            43,700  Abitibi-Consolidated, Inc. (Canada)                                    319,884
...................................................................................................
             9,500  Albany International Corp.                                             206,150
...................................................................................................
               200  Bemis Company, Inc.                                                      9,836
...................................................................................................
             7,800  Boise Cascade Corp.                                                    265,278
...................................................................................................
             4,500  Boise Cascade Corp. - Units                                            245,025
...................................................................................................
             1,900  Georgia-Pacific Group                                                   52,459
...................................................................................................
            16,100  International Paper Co.                                                649,635
...................................................................................................
                42  Kadent, Inc. (NON)                                                         609
...................................................................................................
               700  Mead Corp.                                                              21,623
...................................................................................................
            18,200  Owens-Illinois, Inc. (NON)                                             181,818
...................................................................................................
             7,900  P.H. Glatfelter Co.                                                    123,082
...................................................................................................
               500  Sealed Air Corp. (NON)                                                  20,410
...................................................................................................
            36,800  Smurfit-Stone Container Corp. (NON)                                    587,696
...................................................................................................
            17,900  Sonoco Products Co.                                                    475,782
...................................................................................................
            47,767  Stora Enso OYJ Class R (Finland)                                       611,469
...................................................................................................
               200  Temple Inland, Inc.                                                     11,346
...................................................................................................
             6,500  Weyerhaeuser Co.                                                       351,520
...................................................................................................
               400  Willamette Industries, Inc.                                             20,848
--------------------------------------------------------------------------------------------------
                                                                                         4,154,470
--------------------------------------------------------------------------------------------------
Pharmaceuticals (6.1%)
...................................................................................................
            14,500  Abbott Laboratories                                                    808,375
...................................................................................................
             6,700  Allergan, Inc.                                                         502,835
...................................................................................................
            31,300  American Home Products Corp.                                         1,920,568
...................................................................................................
             7,800  Andrx Group (NON)                                                      549,198
...................................................................................................
            80,702  AstraZeneca PLC (United Kingdom)                                     3,638,215
...................................................................................................
               800  AstraZeneca PLC ADR (United Kingdom)                                    37,280
...................................................................................................
             8,415  Aventis SA (France)                                                    597,410
...................................................................................................
             3,570  Barr Laboratories, Inc. (NON)                                          283,315
...................................................................................................
             2,279  Biovail Corp. (Canada) (NON)                                           128,194
...................................................................................................
            22,700  Bristol-Myers Squibb Co.                                             1,157,700
...................................................................................................
             2,400  Cima Labs, Inc. (NON)                                                   86,760
...................................................................................................
            20,118  Elan Corp. PLC (Ireland) (NON)                                         931,270
...................................................................................................
             2,300  Elan Corp. PLC ADR (Ireland) (NON)                                     103,638
...................................................................................................
            11,265  Enzon, Inc. (NON)                                                      633,994
...................................................................................................
               700  Forest Laboratories, Inc. (NON)                                         57,365
...................................................................................................
            95,326  GlaxoSmithKline PLC (United Kingdom)                                 2,390,118
...................................................................................................
             7,900  Impax Laboratories, Inc. (NON)                                         106,176
...................................................................................................
               250  IVAX Corp. (NON)                                                         5,035
...................................................................................................
            55,082  Johnson & Johnson                                                    3,255,346
...................................................................................................
             4,800  K-V Pharamceuticals Co. (NON)                                          155,808
...................................................................................................
            24,433  King Pharmaceuticals, Inc. (NON)                                     1,029,362
...................................................................................................
             4,900  Kos Pharmaceuticals, Inc. (NON)                                        169,540
...................................................................................................
            28,400  Lilly (Eli) & Co.                                                    2,230,536
...................................................................................................
             1,400  Medicis Pharmaceutical Corp. Class A (NON)                              90,426
...................................................................................................
            48,500  Merck & Company, Inc.                                                2,851,800
...................................................................................................
               400  Mylan Laboratories, Inc.                                                15,000
...................................................................................................
            17,600  NBTY, Inc. (NON)                                                       205,920
...................................................................................................
            31,224  Novartis AG (Switzerland)                                            1,129,122
...................................................................................................
            90,800  Perrigo Co. (NON)                                                    1,073,256
...................................................................................................
           136,975  Pfizer, Inc.                                                         5,458,454
...................................................................................................
            14,266  Pharmacia Corp.                                                        608,445
...................................................................................................
            20,000  Sankyo Co., Ltd. (Japan)                                               342,657
...................................................................................................
            39,897  Sanofi-Synthelabo SA (France)                                        2,976,267
...................................................................................................
            84,700  Schering-Plough Corp.                                                3,033,107
...................................................................................................
            18,000  Shionogi & Co., Ltd. (Japan)                                           307,704
--------------------------------------------------------------------------------------------------
                                                                                        38,870,196
--------------------------------------------------------------------------------------------------
Photography/Imaging (0.1%)
...................................................................................................
             1,700  Eastman Kodak Co.                                                       50,031
...................................................................................................
            35,400  Ikon Office Solutions, Inc.                                            413,826
...................................................................................................
            18,100  Imation Corp. (NON)                                                    390,598
--------------------------------------------------------------------------------------------------
                                                                                           854,455
--------------------------------------------------------------------------------------------------
Power Producers (--%)
...................................................................................................
               400  Aquila, Inc. (NON)                                                       6,840
...................................................................................................
             5,555  Mirant Corp. (NON)                                                      88,991
--------------------------------------------------------------------------------------------------
                                                                                            95,831
--------------------------------------------------------------------------------------------------
Publishing (0.3%)
...................................................................................................
               400  Knight-Ridder, Inc.                                                     25,972
...................................................................................................
               800  McGraw-Hill Companies, Inc. (The)                                       48,784
...................................................................................................
               600  New York Times Co. (The) Class A                                        25,950
...................................................................................................
             9,230  Scholastic Corp. (NON)                                                 464,546
...................................................................................................
            32,000  Singapore Press Holdings, Ltd. (Singapore)                             377,898
...................................................................................................
             9,600  Tribune Co.                                                            359,328
...................................................................................................
            45,997  United Business Media PLC
                    (United Kingdom)                                                       321,287
...................................................................................................
             9,742  VNU NV (Netherlands)                                                   299,282
--------------------------------------------------------------------------------------------------
                                                                                         1,923,047
--------------------------------------------------------------------------------------------------
Railroads (0.2%)
...................................................................................................
             2,700  Burlington Northern Santa Fe Corp.                                      77,031
...................................................................................................
             6,800  CSX Corp.                                                              238,340
...................................................................................................
               300  GATX Corp.                                                               9,756
...................................................................................................
               200  Kansas City Southern Industries, Inc. (NON)                              2,826
...................................................................................................
            18,200  Union Pacific Corp.                                                  1,037,400
--------------------------------------------------------------------------------------------------
                                                                                         1,365,353
--------------------------------------------------------------------------------------------------
Real Estate (0.7%)
...................................................................................................
             2,200  Alexandria Real Estate Equities (R)                                     90,420
...................................................................................................
            13,400  Archstone-Smith Trust                                                  352,420
...................................................................................................
               300  Avalonbay Communities, Inc. (R)                                         14,193
...................................................................................................
             2,100  Boston Properties, Inc. (R)                                             79,800
...................................................................................................
           131,000  Cheung Kong Holdings, Ltd. (Hong Kong)                               1,360,786
...................................................................................................
               400  Duke Realty Investments, Inc. (R)                                        9,732
...................................................................................................
            18,198  Equity Office Properties Trust (R)                                     547,396
...................................................................................................
            42,800  Equity Residential Properties Trust (R)                              1,228,788
...................................................................................................
             9,900  LNR Property Corp.                                                     308,682
...................................................................................................
             6,800  Meritage Corp. (NON)                                                   348,840
...................................................................................................
             2,600  Mills Corp.                                                             68,848
...................................................................................................
            24,900  National Golf Properties, Inc.                                         220,863
...................................................................................................
             1,100  Security Capital Group, Inc. Class B (NON)                              27,907
...................................................................................................
               800  Vornado Realty Trust (R)                                                33,280
--------------------------------------------------------------------------------------------------
                                                                                         4,691,955
--------------------------------------------------------------------------------------------------
Regional Bells (1.0%)
...................................................................................................
            35,700  BellSouth Corp.                                                      1,361,955
...................................................................................................
            69,800  SBC Communications, Inc.                                             2,734,066
...................................................................................................
            52,300  Verizon Communications, Inc.                                         2,482,158
--------------------------------------------------------------------------------------------------
                                                                                         6,578,179
--------------------------------------------------------------------------------------------------
Restaurants (0.4%)
...................................................................................................
               130  AmeriKing, Inc. (NON)                                                        1
...................................................................................................
            15,900  CBRL Group, Inc.                                                       468,096
...................................................................................................
            17,700  Darden Restaurants, Inc.                                               626,580
...................................................................................................
            31,500  McDonald's Corp.                                                       833,805
...................................................................................................
             1,500  Panera Bread Co. (NON)                                                  78,060
...................................................................................................
            29,800  Starbucks Corp. (NON)                                                  567,690
...................................................................................................
             4,000  Tricon Global Restaurants, Inc. (NON)                                  196,800
...................................................................................................
               700  Wendy's International, Inc.                                             20,419
--------------------------------------------------------------------------------------------------
                                                                                         2,791,451
--------------------------------------------------------------------------------------------------
Retail (3.1%)
...................................................................................................
             9,730  1-800-FLOWERS. COM, Inc. (NON)                                         151,788
...................................................................................................
            11,800  99 Cents Only Stores (NON)                                             449,580
...................................................................................................
             6,600  Aaron Rents, Inc.                                                      107,580
...................................................................................................
             4,500  Albertsons, Inc.                                                       141,705
...................................................................................................
             9,900  Alloy, Inc. (NON)                                                      213,147
...................................................................................................
               700  AutoZone, Inc. (NON)                                                    50,260
...................................................................................................
            26,598  Bed Bath & Beyond, Inc. (NON)                                          901,672
...................................................................................................
               400  Best Buy Co., Inc. (NON)                                                29,792
...................................................................................................
            23,700  Burlington Coat Factory Warehouse Corp.                                398,160
...................................................................................................
             3,780  Chico's FAS, Inc. (NON)                                                150,066
...................................................................................................
               300  Circuit City Stores-Circuit City Group                                   7,785
...................................................................................................
               900  CVS Corp.                                                               26,640
...................................................................................................
               400  Dollar Tree Stores, Inc. (NON)                                          12,364
...................................................................................................
             2,800  Fast Retailing Co., Ltd. (Japan)                                       249,155
...................................................................................................
            13,000  Federated Department Stores, Inc. (NON)                                531,700
...................................................................................................
             9,800  Fleming Companies, Inc.                                                181,300
...................................................................................................
            31,100  Foot Locker, Inc. (NON)                                                486,715
...................................................................................................
             9,200  Fred's, Inc. Class A                                                   376,832
...................................................................................................
             4,500  Gap, Inc. (The)                                                         62,730
...................................................................................................
             7,800  Great Atlantic & Pacific Tea Co. (NON)                                 185,484
...................................................................................................
             7,300  Home Depot, Inc. (The)                                                 372,373
...................................................................................................
            19,700  Intimate Brands, Inc.                                                  292,742
...................................................................................................
            12,700  J.C. Penney Co., Inc.                                                  341,630
...................................................................................................
               800  Jones Apparel Group, Inc. (NON)                                         26,536
...................................................................................................
             1,100  K mart Corp. (NON)                                                       6,006
...................................................................................................
            10,988  Kingfisher Leisure PLC (United Kingdom)                                 64,119
...................................................................................................
            18,000  Kohls Corp. (NON)                                                    1,267,920
...................................................................................................
            28,100  Kroger Co. (NON)                                                       586,447
...................................................................................................
             4,400  Lands' End, Inc. (NON)                                                 220,704
...................................................................................................
            28,100  Limited, Inc. (The)                                                    413,632
...................................................................................................
            13,600  Longs Drug Stores, Inc.                                                317,968
...................................................................................................
            26,100  Lowe's Companies, Inc.                                               1,211,301
...................................................................................................
             5,300  May Department Stores Co.                                              195,994
...................................................................................................
            13,178  Metro AG (Germany)                                                     463,377
...................................................................................................
            52,400  Office Depot, Inc. (NON)                                               971,496
...................................................................................................
            17,600  OfficeMax, Inc. (NON)                                                   79,200
...................................................................................................
             7,600  Pathmark Stores, Inc. (NON)                                            187,416
...................................................................................................
            17,000  Pep Boys (The)-Manny, Moe, & Jack                                      291,550
...................................................................................................
            92,000  PETsMART, Inc. (NON)                                                   905,280
...................................................................................................
             4,300  Regis Corp.                                                            110,854
...................................................................................................
             6,890  Rent-A-Center, Inc. (NON)                                              231,297
...................................................................................................
            96,806  Rite Aid Corp. (NON)                                                   489,838
...................................................................................................
               700  Ross Stores, Inc.                                                       22,456
...................................................................................................
             7,900  Ruddick Corp.                                                          126,321
...................................................................................................
             4,500  Safeway, Inc. (NON)                                                    187,875
...................................................................................................
             3,400  Sears, Roebuck & Co.                                                   161,976
...................................................................................................
            13,000  ShopKo Stores, Inc. (NON)                                              123,500
...................................................................................................
            12,500  Spiegel, Inc. Class A                                                   56,875
...................................................................................................
             6,600  Staples, Inc. (NON)                                                    123,420
...................................................................................................
             2,000  SUPERVALU, Inc.                                                         44,240
...................................................................................................
            23,000  Talbots, Inc. (The)                                                    833,750
...................................................................................................
             2,100  Target Corp.                                                            86,205
...................................................................................................
            11,700  TJX Companies, Inc. (The)                                              466,362
...................................................................................................
             9,800  United Natural Foods, Inc. (NON)                                       245,000
...................................................................................................
            46,990  Wal-Mart Stores, Inc.                                                2,704,275
...................................................................................................
             2,400  Walgreen Co.                                                            80,784
...................................................................................................
             2,200  Weiss Markets, Inc.                                                     61,512
...................................................................................................
            30,950  Wet Seal, Inc. (The) (NON)                                             728,873
...................................................................................................
               600  Whole Foods Market, Inc. (NON)                                          26,136
--------------------------------------------------------------------------------------------------
                                                                                        19,841,695
--------------------------------------------------------------------------------------------------
Schools (0.1%)
...................................................................................................
             5,860  Career Education Corp. (NON)                                           200,881
...................................................................................................
             3,310  Education Management Corp. (NON)                                       119,988
...................................................................................................
             7,060  MemberWorks, Inc. (NON)                                                 98,911
--------------------------------------------------------------------------------------------------
                                                                                           419,780
--------------------------------------------------------------------------------------------------
Semiconductor (0.4%)
...................................................................................................
             3,500  Applied Materials, Inc. (NON)                                          140,350
...................................................................................................
               200  Cognex Corp. (NON)                                                       5,122
...................................................................................................
             5,200  Cohu, Inc.                                                             102,700
...................................................................................................
            12,500  DuPont Photomasks, Inc. (NON)                                          543,125
...................................................................................................
            15,200  KLA-Tencor Corp. (NON)                                                 753,312
...................................................................................................
             5,900  LAM Research Corp. (NON)                                               136,998
...................................................................................................
               400  Mykolis Corp. (NON)                                                      6,400
...................................................................................................
               600  Novellus Systems, Inc. (NON)                                            23,670
...................................................................................................
             5,000  Numerical Technologies, Inc. (NON)                                     176,000
...................................................................................................
             8,592  Photronics, Inc. (NON)                                                 269,359
...................................................................................................
            11,730  Semitool, Inc. (NON)                                                   134,660
...................................................................................................
             4,300  Zygo Corp. (NON)                                                        68,370
--------------------------------------------------------------------------------------------------
                                                                                         2,360,066
--------------------------------------------------------------------------------------------------
Shipping (0.1%)
...................................................................................................
            29,900  Airbourne, Inc.                                                        443,417
...................................................................................................
               300  Expeditors International of
                    Washington, Inc.                                                        17,085
--------------------------------------------------------------------------------------------------
                                                                                           460,502
--------------------------------------------------------------------------------------------------
Software (2.3%)
...................................................................................................
            17,900  Activision, Inc. (NON)                                                 465,579
...................................................................................................
             3,260  Advent Software, Inc. (NON)                                            162,837
...................................................................................................
            46,200  Aether Systems, Inc. (NON)                                             425,040
...................................................................................................
            73,700  Akamai Technologies, Inc. (NON)                                        437,778
...................................................................................................
            26,091  Ansoft Corp. (NON)                                                     380,929
...................................................................................................
            12,000  Ansys, Inc. (NON)                                                      295,800
...................................................................................................
               600  Autodesk, Inc.                                                          22,362
...................................................................................................
            27,100  Avid Technology, Inc. (NON)                                            329,265
...................................................................................................
             4,100  BEA Systems, Inc. (NON)                                                 63,140
...................................................................................................
            23,400  BMC Software, Inc. (NON)                                               383,058
...................................................................................................
               900  Cadence Design Systems, Inc. (NON)                                      19,728
...................................................................................................
            14,300  Check Point Software Technologies, Ltd.
                    (Israel) (NON)                                                         570,427
...................................................................................................
               900  Citrix Systems, Inc. (NON)                                              20,394
...................................................................................................
             2,300  Computer Associates International, Inc.                                 79,327
...................................................................................................
             1,300  Compuware Corp. (NON)                                                   15,327
...................................................................................................
             2,100  Electronic Arts, Inc. (NON)                                            125,895
...................................................................................................
            10,110  FileNET Corp. (NON)                                                    205,132
...................................................................................................
             4,000  Hyperion Solutions Corp. (NON)                                          79,440
...................................................................................................
               800  I2 Technologies, Inc. (NON)                                              6,320
...................................................................................................
            15,200  J.D. Edwards & Co. (NON)                                               250,040
...................................................................................................
             5,800  JDA Software Group, Inc. (NON)                                         129,630
...................................................................................................
             4,930  Kana Communications, Inc. (NON)                                         95,938
...................................................................................................
            19,205  Kronos, Inc. (NON)                                                     929,138
...................................................................................................
             7,900  Macromedia, Inc. (NON)                                                 140,620
...................................................................................................
            11,700  MapInfo Corp. (NON)                                                    183,573
...................................................................................................
            90,800  Microsoft Corp. (NON)                                                6,015,500
...................................................................................................
             7,100  Midway Games, Inc. (NON)                                               106,571
...................................................................................................
            76,453  Misys PLC (United Kingdom)                                             361,577
...................................................................................................
             5,900  Network Associates, Inc. (NON)                                         152,515
...................................................................................................
            10,000  Oracle Corp. (NON)                                                     138,100
...................................................................................................
             8,600  Parametric Technology Corp. (NON)                                       67,166
...................................................................................................
             4,400  PeopleSoft, Inc. (NON)                                                 176,880
...................................................................................................
             9,000  Roxio, Inc. (NON)                                                      148,950
...................................................................................................
            27,570  S1 Corp. (NON)                                                         446,083
...................................................................................................
             4,950  Secure Computing Corp. (NON)                                           101,723
...................................................................................................
            12,500  Siebel Systems, Inc. (NON)                                             349,750
...................................................................................................
             4,325  Sybase, Inc. (NON)                                                      68,162
...................................................................................................
               400  Symantec Corp. (NON)                                                    26,532
...................................................................................................
               400  Synopsys, Inc. (NON)                                                    23,628
...................................................................................................
             1,400  THQ, Inc. (NON)                                                         67,858
...................................................................................................
            12,427  VERITAS Software Corp. (NON)                                           557,102
...................................................................................................
             1,400  WebEx Communications, Inc. (NON)                                        34,790
...................................................................................................
             3,300  Websense, Inc. (NON)                                                   105,831
--------------------------------------------------------------------------------------------------
                                                                                        14,765,435
--------------------------------------------------------------------------------------------------
Staffing (--%)
...................................................................................................
             1,130  AMN Healthcare Services, Inc. (NON)                                     30,962
...................................................................................................
            14,400  Kforce, Inc. (NON)                                                      90,576
--------------------------------------------------------------------------------------------------
                                                                                           121,538
--------------------------------------------------------------------------------------------------
Technology (0.1%)
...................................................................................................
             9,400  Flextronics International, Ltd.
                    (Singapore) (NON)                                                      225,506
...................................................................................................
             2,130  Koninklijke (Royal) Philips
                    Electronics NV (Netherlands)                                            63,293
...................................................................................................
            11,400  Lucent Technologies, Inc.                                               71,706
--------------------------------------------------------------------------------------------------
                                                                                           360,505
--------------------------------------------------------------------------------------------------
Technology Services (1.1%)
...................................................................................................
            20,000  Accenture, Ltd. Class A (Bermuda) (NON)                                538,400
...................................................................................................
            17,600  Acxiom Corp. (NON)                                                     307,472
...................................................................................................
               300  Affiliated Computer Services, Inc.
                    Class A (NON)                                                           31,839
...................................................................................................
            14,900  Automatic Data Processing, Inc.                                        877,610
...................................................................................................
             4,400  BISYS Group, Inc. (The) (NON)                                          281,556
...................................................................................................
            27,900  Carreker Corp. (NON)                                                   164,610
...................................................................................................
             3,100  Checkfree Corp. (NON)                                                   55,800
...................................................................................................
            11,700  Ciber, Inc. (NON)                                                      110,565
...................................................................................................
             5,200  Computer Sciences Corp. (NON)                                          254,696
...................................................................................................
            11,800  Computer Task Group, Inc. (NON)                                         46,492
...................................................................................................
             1,900  Concord EFS, Inc. (NON)                                                 62,282
...................................................................................................
             2,400  Convergys Corp. (NON)                                                   89,976
...................................................................................................
               500  CSG Systems International, Inc. (NON)                                   20,225
...................................................................................................
            11,360  Davox Corp. (NON)                                                      109,851
...................................................................................................
               300  DST Systems, Inc. (NON)                                                 14,955
...................................................................................................
             2,900  Electronic Data Systems Corp.                                          198,795
...................................................................................................
             2,400  Fiserv, Inc. (NON)                                                     101,568
...................................................................................................
             6,875  Forrester Research, Inc. (NON)                                         138,463
...................................................................................................
            32,600  Gartner, Inc. Class A (NON)                                            381,094
...................................................................................................
            10,800  Interactive Data Corp.                                                 152,712
...................................................................................................
            56,400  KPMG Consulting, Inc. (NON)                                            934,548
...................................................................................................
            19,900  MTS Systems Corp.                                                      201,189
...................................................................................................
             9,640  Overture Services, Inc. (NON)                                          341,545
...................................................................................................
            68,700  Safeguard Scientifics, Inc. (NON)                                      240,450
...................................................................................................
               700  SEI Investments Co.                                                     31,577
...................................................................................................
            68,400  Silicon Graphics Corp. (NON)                                           143,640
...................................................................................................
             1,200  SunGard Data Systems, Inc. (NON)                                        34,716
...................................................................................................
            11,672  TietoEnator OYJ (Finland)                                              309,115
...................................................................................................
             3,800  TietoEnator OYJ 144A (Finland)                                         100,637
...................................................................................................
            29,700  Unisys Corp. (NON)                                                     372,438
...................................................................................................
            43,300  Unova, Inc. (NON)                                                      251,140
...................................................................................................
             2,800  Xerox Corp.                                                             29,176
...................................................................................................
             1,400  Yahoo!, Inc. (NON)                                                      24,836
--------------------------------------------------------------------------------------------------
                                                                                         6,953,968
--------------------------------------------------------------------------------------------------
Telecommunications (2.7%)
...................................................................................................
             5,900  ALLTEL Corp.                                                           364,207
...................................................................................................
            15,300  AT&T Corp.                                                             277,542
...................................................................................................
            12,849  AT&T Wireless Services, Inc. (NON)                                     184,640
...................................................................................................
             7,800  Boston Communications Group (NON)                                       88,530
...................................................................................................
             3,500  Broadwing, Inc. (NON)                                                   33,250
...................................................................................................
               300  CenturyTel, Inc.                                                         9,840
...................................................................................................
            43,300  China Mobile, Ltd. (Hong Kong) (NON)                                   152,428
...................................................................................................
            13,400  Citizens Communications Co. (NON)                                      142,844
...................................................................................................
             5,000  Commonwealth Telephone
                    Enterprises, Inc. (NON)                                                227,500
...................................................................................................
            23,100  General Communication, Inc. Class A (NON)                              197,043
...................................................................................................
                59  Japan Telecom Co., Ltd. (Japan)                                        176,953
...................................................................................................
            35,957  Korea Telecom Corp. ADR (South Korea)                                  731,006
...................................................................................................
               300  Level 3 Communications, Inc. (NON)                                       1,500
...................................................................................................
            13,500  Metro One Telecommunications (NON)                                     408,375
...................................................................................................
             1,300  Nextel Communications, Inc. Class A (NON)                               14,248
...................................................................................................
                29  Nippon Telegraph and Telephone Corp.
                    (NTT) (Japan)                                                           94,501
...................................................................................................
               238  NTT DoCoMo, Inc. (Japan)                                             2,797,115
...................................................................................................
            30,812  Orange SA (France) (NON)                                               279,226
...................................................................................................
            23,990  Portugal Telecom SGPS SA (Portugal) (NON)                              186,864
...................................................................................................
            51,100  Qwest Communications International, Inc.                               722,043
...................................................................................................
             6,000  Rural Cellular Corp. Class A (NON)                                     133,500
...................................................................................................
               510  SK Telecom Co., Ltd. (South Korea)                                     104,066
...................................................................................................
            10,535  SK Telecom Co., Ltd. ADR (South Korea)                                 227,767
...................................................................................................
            18,500  Somera Communications, Inc. (NON)                                      139,675
...................................................................................................
            29,300  Sprint Corp. (FON Group)                                               588,344
...................................................................................................
            31,700  Sprint Corp. (PCS Group) (NON)                                         773,797
...................................................................................................
             8,556  TDC A/S (Denmark)                                                      304,913
...................................................................................................
            16,900  Telecom Corp. of New Zealand, Ltd.
                    (New Zealand)                                                           35,177
...................................................................................................
           132,350  Telecom Italia Mobile SpA (Italy)                                      738,719
...................................................................................................
           108,146  Telecom Italia SpA (Italy)                                             577,629
...................................................................................................
            58,922  Telefonica SA (Spain) (NON)                                            788,359
...................................................................................................
            20,621  Telefonos de Mexico SA de CV (Telmex)
                    ADR Ser. L (Mexico)                                                    722,147
...................................................................................................
               200  Telephone and Data Systems, Inc.                                        17,950
...................................................................................................
             5,900  Time Warner Telecom, Inc. Class A (NON)                                104,371
...................................................................................................
               200  United States Cellular Corp. (NON)                                       9,050
...................................................................................................
         1,434,346  Vodafone Group PLC (United Kingdom)                                  3,751,850
...................................................................................................
             1,100  Western Wireless Corp. Class A (NON)                                    31,075
...................................................................................................
               386  Williams Communications Group, Inc. (NON)                                  907
...................................................................................................
               342  Worldcom, Inc. MCI Group                                                 4,343
...................................................................................................
            59,155  Worldcom, Inc.-WorldCom Group (NON)                                    832,902
--------------------------------------------------------------------------------------------------
                                                                                        16,976,196
--------------------------------------------------------------------------------------------------
Telephone (--%)
...................................................................................................
               160  MPower Holdings Corp. 144A (NON)                                            72
--------------------------------------------------------------------------------------------------
Textiles (0.1%)
...................................................................................................
            11,100  Brown Shoe Co., Inc.                                                   180,264
...................................................................................................
            13,500  Interface, Inc., Class A                                                75,735
...................................................................................................
             3,700  Reebok International, Ltd. (NON)                                        98,050
...................................................................................................
               300  V. F. Corp.                                                             11,703
...................................................................................................
            13,100  Wolverine World Wide, Inc.                                             197,155
--------------------------------------------------------------------------------------------------
                                                                                           562,907
--------------------------------------------------------------------------------------------------
Tire & Rubber (--%)
...................................................................................................
               300  Goodyear Tire & Rubber Co. (The)                                         7,143
--------------------------------------------------------------------------------------------------
Tobacco (0.6%)
...................................................................................................
             9,018  Altadis SA (Spain)                                                     153,331
...................................................................................................
             8,700  Korea Tobacco & Ginseng Corp. 144A
                    GDR (South Korea) (NON)                                                 67,425
...................................................................................................
            79,300  Philip Morris Companies, Inc.                                        3,635,905
...................................................................................................
             1,200  R.J. Reynolds Tobacco Holdings, Inc.                                    67,560
...................................................................................................
               600  UST, Inc.                                                               21,000
--------------------------------------------------------------------------------------------------
                                                                                         3,945,221
--------------------------------------------------------------------------------------------------
Toys (0.3%)
...................................................................................................
            27,889  Action Performance Companies, Inc. (NON)                               853,682
...................................................................................................
             5,500  Mattel, Inc.                                                            94,600
...................................................................................................
             3,800  Nintendo Co., Ltd. (Japan)                                             665,547
...................................................................................................
               400  Toys R Us (NON)                                                          8,296
--------------------------------------------------------------------------------------------------
                                                                                         1,622,125
--------------------------------------------------------------------------------------------------
Transaction Processing (--%)
...................................................................................................
             9,100  NDCHealth Corp.                                                        314,405
--------------------------------------------------------------------------------------------------
Transportation Services (--%)
...................................................................................................
            12,100  TNT Post Group NV (Netherlands)                                        261,746
--------------------------------------------------------------------------------------------------
Waste Management (0.3%)
...................................................................................................
             1,400  Allied Waste Industries, Inc. (NON)                                     19,684
...................................................................................................
            39,200  Republic Services, Inc. (NON)                                          782,824
...................................................................................................
            24,300  Waste Management, Inc.                                                 775,413
--------------------------------------------------------------------------------------------------
                                                                                         1,577,921
--------------------------------------------------------------------------------------------------
                    Total Common Stocks
                    (cost $394,918,776)                                               $394,495,347
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (14.4%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
Aerospace and Defense (0.6%)
...................................................................................................
          $860,000  Lockheed Martin Corp. bonds
                    8 1/2s, 2029                                                        $1,028,835
...................................................................................................
           260,000  Raytheon Co. notes 8.3s, 2010                                          289,936
...................................................................................................
           595,000  Raytheon Co. notes 6 3/4s, 2007                                        611,850
...................................................................................................
           100,000  Sequa Corp. sr. notes 9s, 2009                                          92,000
...................................................................................................
         1,690,000  Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                           1,554,800
--------------------------------------------------------------------------------------------------
                                                                                         3,577,421
--------------------------------------------------------------------------------------------------
Airlines (0.2%)
...................................................................................................
           100,000  Airbus Industries 144A notes Ser. D,
                    12.266s, 2020                                                          104,903
...................................................................................................
           170,000  Calair, LLC 144A company guaranty
                    8 1/8s, 2008                                                           125,800
...................................................................................................
           610,000  Continental Airlines, Inc. notes 8s, 2005                              506,300
...................................................................................................
            10,000  Northwest Airlines, Inc. company
                    guaranty 8.52s, 2004                                                     8,300
...................................................................................................
           260,000  Northwest Airlines, Inc. company
                    guaranty 7 5/8s, 2005                                                  200,200
...................................................................................................
           100,000  US Air, Inc. pass-through certificates
                    Ser. 93A3, 10 3/8s, 2013                                                62,000
--------------------------------------------------------------------------------------------------
                                                                                         1,007,503
--------------------------------------------------------------------------------------------------
Automotive (0.4%)
...................................................................................................
         1,120,000  DaimlerChrysler Corp. company
                    guaranty 8 1/2s, 2031                                                1,199,386
...................................................................................................
           110,000  Dana Corp. notes 6 1/4s, 2004                                          100,100
...................................................................................................
           350,000  Dana Corp. 144A sr. notes 9s, 2011                                     322,000
...................................................................................................
           805,000  Ford Motor Co. bonds 6 5/8s, 2028                                      670,138
...................................................................................................
           160,000  Lear Corp. company guaranty Ser. B,
                    8.11s, 2009                                                            163,714
...................................................................................................
           120,000  Lear Corp. company guaranty Ser. B,
                    7.96s, 2005                                                            121,316
...................................................................................................
            50,000  Talon Automotive Group sr. sub. notes
                    Ser. B, 9 5/8s, 2008 (In default) (NON)                                  1,000
...................................................................................................
           240,000  Visteon Corp. sr. notes 8 1/4s, 2010                                   248,287
--------------------------------------------------------------------------------------------------
                                                                                         2,825,941
--------------------------------------------------------------------------------------------------
Banking (1.5%)
...................................................................................................
         1,925,000  Bank of America Corp. sub. notes
                    7.4s, 2011                                                           2,064,832
...................................................................................................
           935,000  Bank One Corp. notes 6s, 2008                                          937,562
...................................................................................................
           110,000  Colonial Capital II 144A company
                    guaranty 8.92s, 2027                                                    99,831
...................................................................................................
         1,210,000  FleetBoston Financial Corp. notes
                    7 1/4s, 2005                                                         1,302,311
...................................................................................................
         1,570,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                               1,565,164
...................................................................................................
           975,000  National City Bank sub. notes
                    Ser. BKNT, 6 1/4s, 2011                                                968,107
...................................................................................................
            20,000  Peoples Heritage Capital Trust
                    company guaranty Ser. B, 9.06s, 2027                                    18,076
...................................................................................................
            70,000  Provident Capital Trust company
                    guaranty 8.6s, 2026                                                     60,416
...................................................................................................
            80,000  Riggs Capital Trust 144A bonds
                    8 5/8s, 2026                                                            56,977
...................................................................................................
         2,360,000  Sovereign Bancorp, Inc. sr. notes
                    10 1/2s, 2006                                                        2,548,800
...................................................................................................
             5,000  Webster Capital Trust I 144A bonds
                    9.36s, 2027                                                              4,261
--------------------------------------------------------------------------------------------------
                                                                                         9,626,337
--------------------------------------------------------------------------------------------------
Beverage (0.1%)
...................................................................................................
           415,000  Anheuser-Busch Companies, Inc. debs.
                    7.55s, 2030                                                            477,362
...................................................................................................
           130,000  Constellation Brands, Inc. company
                    guaranty Ser. B, 8s, 2008                                              130,650
--------------------------------------------------------------------------------------------------
                                                                                           608,012
--------------------------------------------------------------------------------------------------
Broadcasting (0.6%)
...................................................................................................
            88,000  AMFM Operating, Inc. debs. 12 5/8s, 2006                                93,940
...................................................................................................
            50,000  British Sky Broadcasting PLC company
                    guaranty 8.2s, 2009 (United Kingdom)                                    51,641
...................................................................................................
         1,660,000  British Sky Broadcasting PLC company
                    guaranty 6 7/8s, 2009 (United Kingdom)                               1,592,803
...................................................................................................
           100,000  Chancellor Media Corp. company
                    guaranty 8s, 2008                                                      104,000
...................................................................................................
            60,000  Fox/Liberty Networks, LLC sr. notes
                    8 7/8s, 2007                                                            62,400
...................................................................................................
         1,680,000  News America Holdings, Inc. debs.
                    7.7s, 2025                                                           1,639,512
...................................................................................................
           120,000  News America, Inc. sr. notes 6 5/8s, 2008                              120,245
...................................................................................................
            80,000  Pegasus Satellite sr. notes 12 3/8s, 2006                               80,000
--------------------------------------------------------------------------------------------------
                                                                                         3,744,541
--------------------------------------------------------------------------------------------------
Building Materials (0.1%)
...................................................................................................
           280,000  American Standard Companies, Inc.
                    company guaranty 7 5/8s, 2010                                          280,000
...................................................................................................
           250,000  American Standard Companies, Inc.
                    company guaranty 7 1/8s, 2003                                          253,750
--------------------------------------------------------------------------------------------------
                                                                                           533,750
--------------------------------------------------------------------------------------------------
Cable Television (0.2%)
...................................................................................................
            20,000  Century Communications Corp. sr.
                    notes 8 7/8s, 2007                                                      19,100
...................................................................................................
           270,000  CSC Holdings, Inc. sr. notes Ser. B,
                    7 5/8s, 2011                                                           270,597
...................................................................................................
           210,000  CSC Holdings, Inc. sr. sub. debs.
                    10 1/2s, 2016                                                          231,000
...................................................................................................
           300,000  CSC Holdings, Inc. sr. sub. debs.
                    9 7/8s, 2013                                                           318,000
...................................................................................................
            40,000  Rogers Cablesystems, Ltd. debs.
                    10 1/8s, 2012 (Canada)                                                  42,200
...................................................................................................
            20,000  Rogers Cablesystems, Ltd. notes 11s,
                    2015 (Canada)                                                           21,500
...................................................................................................
           110,000  Rogers Cablesystems, Ltd. sr. sub.
                    notes 8.8s, 2007 (Canada)                                              106,150
...................................................................................................
           100,000  TeleWest Communications PLC debs.
                    11s, 2007 (United Kingdom)                                              71,000
--------------------------------------------------------------------------------------------------
                                                                                         1,079,547
--------------------------------------------------------------------------------------------------
Chemicals (0.6%)
...................................................................................................
           450,000  Equistar Chemicals LP/Equistar
                    Funding Corp. company guaranty
                    10 1/8s, 2008                                                          454,500
...................................................................................................
            40,000  Georgia Gulf Corp. company guaranty
                    10 3/8s, 2007                                                           41,800
...................................................................................................
            70,000  Hercules, Inc. company guaranty
                    11 1/8s, 2007                                                           72,100
...................................................................................................
           110,000  Huntsman Corp. 144A sr. sub. notes
                    FRN 5.23s, 2007                                                         20,900
...................................................................................................
           560,000  IMC Global, Inc. company guaranty
                    Ser. B, 10 7/8s, 2008                                                  597,923
...................................................................................................
         1,470,000  Lyondell Petrochemical Co. notes
                    Ser. A, 9 5/8s, 2007                                                 1,477,350
...................................................................................................
           180,000  Lyondell Petrochemical Co. sec. notes
                    Ser. B, 9 7/8s, 2007                                                   179,550
...................................................................................................
           450,000  Millenium America, Inc. company
                    guaranty 9 1/4s, 2008                                                  463,500
...................................................................................................
           250,000  Millenium America, Inc. company
                    guaranty 7s, 2006                                                      238,195
...................................................................................................
            60,000  Noveon, Inc. company guaranty Ser. B,
                    11s, 2011                                                               62,400
...................................................................................................
           100,000  Sterling Chemicals Holdings sr. disc.
                    notes 13 1/2s, 2008 (In default) (NON)                                     899
...................................................................................................
            30,000  Texas Petrochemical Corp. sr. sub.
                    notes Ser. B, 11 1/8s, 2006                                             24,600
--------------------------------------------------------------------------------------------------
                                                                                         3,633,717
--------------------------------------------------------------------------------------------------
Conglomerates (0.2%)
...................................................................................................
         1,210,000  Tyco International, Ltd. company
                    guaranty 6 3/4s, 2011 (Luxembourg)                                   1,218,797
--------------------------------------------------------------------------------------------------
Consumer (0.1%)
...................................................................................................
           660,000  Sealy Corp. sr. sub. notes Ser. B,
                    9 7/8s, 2007                                                           653,400
--------------------------------------------------------------------------------------------------
Consumer Finance (0.8%)
...................................................................................................
         1,530,000  Ford Motor Credit Corp. notes
                    7 3/8s, 2009                                                         1,510,538
...................................................................................................
           765,000  Ford Motor Credit Corp. notes
                    6 1/2s, 2007                                                           750,731
...................................................................................................
           435,000  Ford Motor Credit Corp. sr. notes
                    5.8s, 2009                                                             394,280
...................................................................................................
           835,000  General Motors Acceptance Corp. notes
                    6 7/8s, 2011                                                           816,672
...................................................................................................
           410,000  General Motors Acceptance Corp. notes
                    6 5/8s, 2002                                                           419,500
...................................................................................................
           920,000  General Motors Acceptance Corp. notes
                    6 1/8s, 2006                                                           910,386
...................................................................................................
           530,000  Household Finance Corp. notes 8s, 2005                                 570,232
--------------------------------------------------------------------------------------------------
                                                                                         5,372,339
--------------------------------------------------------------------------------------------------
Consumer Goods (--%)
...................................................................................................
            60,000  Scotts Co. (The) company guaranty
                    8 5/8s, 2009                                                            61,500
--------------------------------------------------------------------------------------------------
Consumer Services (--%)
...................................................................................................
            50,000  United Rentals (North America), Inc.
                    company guaranty Ser. B, 10 3/4s, 2008                                  53,500
--------------------------------------------------------------------------------------------------
Containers (--%)
...................................................................................................
           170,000  Ball Corp. company guaranty 8 1/4s, 2008                               179,350
...................................................................................................
            60,000  U.S. Can Corp. company guaranty
                    Ser. B, 12 3/8s, 2010                                                   31,800
--------------------------------------------------------------------------------------------------
                                                                                           211,150
--------------------------------------------------------------------------------------------------
Electric Utilities (1.1%)
...................................................................................................
           220,000  AES Corp. (The) sr. notes 9 3/8s, 2010                                 194,700
...................................................................................................
           160,000  AES Corp. (The) sr. notes 8 7/8s, 2011                                 137,600
...................................................................................................
           830,000  Avista Corp. sr. notes 9 3/4s, 2008                                    851,580
...................................................................................................
            40,000  CMS Energy Corp. sr. notes 7 1/2s, 2009                                 38,029
...................................................................................................
           170,000  CMS Energy Corp. sr. notes Ser. B,
                    6 3/4s, 2004                                                           166,673
...................................................................................................
           600,000  CMS Panhandle Holding Corp. sr. notes
                    6 1/8s, 2004                                                           605,688
...................................................................................................
         1,220,000  Dominion Resources, Inc. sr. notes
                    Ser. B, 7 5/8s, 2005                                                 1,300,813
...................................................................................................
           880,000  FirstEnergy Corp. notes Ser. A,
                    5 1/2s, 2006                                                           867,530
...................................................................................................
           620,000  Mission Energy Holding Co. sec. notes
                    13 1/2s, 2008                                                          688,200
...................................................................................................
            19,543  Northeast Utilities notes Ser. A,
                    8.58s, 2006                                                             20,778
...................................................................................................
            73,333  Northeast Utilities notes Ser. B,
                    8.38s, 2005                                                             76,838
...................................................................................................
           413,438  NRG Northeast Generating Corp.
                    company guaranty Ser. A-1, 8.065s, 2004                                417,411
...................................................................................................
           100,000  The Cleveland Electric Illuminating
                    Co. 1st mtge. Ser. B, 9 1/2s, 2005                                     102,086
...................................................................................................
         1,225,000  TXU Corp. sr. notes Ser. J, 6 3/8s, 2006                             1,231,615
--------------------------------------------------------------------------------------------------
                                                                                         6,699,541
--------------------------------------------------------------------------------------------------
Energy (0.5%)
...................................................................................................
            90,000  BRL Universal Equipment sec. notes
                    8 7/8s, 2008                                                            93,600
...................................................................................................
            50,000  Grant Prideco, Inc. company guaranty
                    Ser. B, 9 5/8s, 2007                                                    49,625
...................................................................................................
            30,000  Key Energy Services, Inc. company
                    guaranty Ser. B, 8 3/8s, 2008                                           30,040
...................................................................................................
            10,000  Pride International, Inc. sr. notes 10s, 2009                           10,850
...................................................................................................
         1,740,000  Pride Petroleum Services, Inc. sr. notes
                    9 3/8s, 2007                                                         1,816,125
...................................................................................................
           330,000  R&B Falcon Corp. sr. notes Ser. B,
                    6 3/4s, 2005                                                           336,320
...................................................................................................
           575,000  Transocean Sedco Forex, Inc. notes
                    6 5/8s, 2011                                                           564,564
--------------------------------------------------------------------------------------------------
                                                                                         2,901,124
--------------------------------------------------------------------------------------------------
Financial (0.4%)
...................................................................................................
            33,000  AMRESCO, Inc. sr. sub. notes
                    Ser. 97-A, 10s, 2004 (In default) (NON)                                 10,230
...................................................................................................
           900,000  Associates Corp. sr. notes 6 1/4s, 2008                                927,675
...................................................................................................
           515,000  Citigroup, Inc. debs. 6 5/8s, 2028                                     507,569
...................................................................................................
           410,000  Citigroup, Inc. notes 6 1/2s, 2011                                     422,370
...................................................................................................
           450,000  Nisource Finance Corp. company
                    guaranty Ser. B, 7 5/8s, 2005                                          466,488
...................................................................................................
            60,000  Willis Corroon Corp. 144A company
                    guaranty 9s, 2009                                                       61,800
--------------------------------------------------------------------------------------------------
                                                                                         2,396,132
--------------------------------------------------------------------------------------------------
Food (0.3%)
...................................................................................................
         1,670,000  Unilever Capital Corp. company
                    guaranty 7 1/8s, 2010                                                1,806,472
--------------------------------------------------------------------------------------------------
Gaming & Lottery (0.9%)
...................................................................................................
           170,000  Argosy Gaming Co. company guaranty
                    10 3/4s, 2009                                                          187,850
...................................................................................................
            28,674  Fitzgeralds Gaming Corp. company
                    guaranty Ser. B, 12 1/4s, 2004 (In default) (NON)                       10,036
...................................................................................................
            90,000  Harrah's Entertainment, Inc. company
                    guaranty 7 7/8s, 2005                                                   93,375
...................................................................................................
            60,000  Harrah's Operating Co., Inc. company
                    guaranty 8s, 2011                                                       62,007
...................................................................................................
           130,000  International Game Technology sr. notes
                    8 3/8s, 2009                                                           136,825
...................................................................................................
         1,860,000  Mandalay Resort Group sr. sub. notes
                    Ser. B, 10 1/4s, 2007                                                1,929,750
...................................................................................................
           720,000  MGM Mirage, Inc. company guaranty
                    8 3/8s, 2011                                                           711,000
...................................................................................................
            50,000  Mohegan Tribal Gaming Authority
                    sr. notes 8 1/8s, 2006                                                  51,375
...................................................................................................
           560,000  Mohegan Tribal Gaming Authority
                    sr. sub. notes 8 3/4s, 2009                                            585,200
...................................................................................................
            20,000  Park Place Entertainment Corp. sr. notes
                    7 1/2s, 2009                                                            19,400
...................................................................................................
            90,000  Park Place Entertainment Corp. sr. sub.
                    notes 9 3/8s, 2007                                                      93,600
...................................................................................................
           170,000  Park Place Entertainment Corp. sr. sub.
                    notes 8 7/8s, 2008                                                     172,125
...................................................................................................
         1,370,000  Park Place Entertainment Corp. sr. sub.
                    notes 7 7/8s, 2005                                                   1,370,000
...................................................................................................
            20,000  Station Casinos, Inc. sr. notes 8 3/8s, 2008                            20,400
...................................................................................................
           390,000  Trump Castle Funding, Inc. sub. notes
                    10 1/4s, 2003                                                          394,875
--------------------------------------------------------------------------------------------------
                                                                                         5,837,818
--------------------------------------------------------------------------------------------------
Health Care (0.8%)
...................................................................................................
            20,000  Fresenius Medical Capital Trust II
                    company guaranty 7 7/8s, 2008                                           20,000
...................................................................................................
           130,000  HCA, Inc. debs. 7.19s, 2015                                            128,050
...................................................................................................
            50,000  HCA, Inc. med. term notes 7.69s, 2025                                   47,500
...................................................................................................
           160,000  HCA, Inc. med. term notes 6.63s, 2045                                  161,534
...................................................................................................
            90,000  HCA, Inc. notes 8 3/4s, 2010                                            98,325
...................................................................................................
            65,000  HCA, Inc. notes 8.36s, 2024                                             64,025
...................................................................................................
            40,000  HCA, Inc. notes 7s, 2007                                                40,200
...................................................................................................
         2,220,000  HCA, Inc. sr. notes 7 7/8s, 2011                                     2,286,600
...................................................................................................
         2,210,000  Healthsouth Corp. sr. sub. notes
                    10 3/4s, 2008                                                        2,428,238
...................................................................................................
           110,000  Integrated Health Services, Inc. sr. sub.
                    notes Ser. A, 9 1/4s, 2008 (In default) (NON)                               11
...................................................................................................
           130,000  Mariner Post-Acute Network, Inc. sr. sub.
                    notes Ser. B, 9 1/2s, 2007 (In default) (NON)                            1,300
...................................................................................................
            80,000  Mariner Post-Acute Network, Inc. sr. sub.
                    notes stepped-coupon Ser. B, zero %
                    (10 1/2s, 11/1/02), 2007 (STP)                                             400
...................................................................................................
           260,000  Multicare Companies, Inc. sr. sub. notes
                    9s, 2007 (In default) (NON)                                                 26
...................................................................................................
            60,000  Paracelsus Healthcare Corp. sr. sub. notes
                    10s, 2006 (In default) (NON)                                            24,000
...................................................................................................
            30,000  Tenet Healthcare Corp. sr. notes Ser. B,
                    8 1/8s, 2008                                                            32,157
--------------------------------------------------------------------------------------------------
                                                                                         5,332,366
--------------------------------------------------------------------------------------------------
Homebuilding (0.2%)
...................................................................................................
           180,000  D.R. Horton, Inc. company guaranty
                    10s, 2006                                                              185,400
...................................................................................................
           110,000  K. Hovnanian Enterprises, Inc.
                    company guaranty 10 1/2s, 2007                                         114,400
...................................................................................................
            50,000  K. Hovnanian Enterprises, Inc.
                    company guaranty 9 1/8s, 2009                                           48,750
...................................................................................................
           220,000  KB Home sr. sub. notes 9 1/2s, 2011                                    224,400
...................................................................................................
           110,000  Lennar Corp. company guaranty Ser. B,
                    9.95s, 2010                                                            121,000
...................................................................................................
            10,000  M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                            10,100
...................................................................................................
           140,000  Ryland Group, Inc. sr. notes 9 3/4s, 2010                              148,400
...................................................................................................
           130,000  Standard Pacific Corp. sr. notes
                    9 1/2s, 2010                                                           129,350
...................................................................................................
           200,000  Toll Corp. company guaranty 8 1/8s, 2009                               197,500
--------------------------------------------------------------------------------------------------
                                                                                         1,179,300
--------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.2%)
...................................................................................................
         1,005,000  Morgan Stanley Dean Witter & Co.
                    sr. notes 6 3/4s, 2011                                               1,028,447
--------------------------------------------------------------------------------------------------
Lodging/Tourism (0.3%)
...................................................................................................
            90,000  Felcor Lodging LP company guaranty
                    9 1/2s, 2008 (R)                                                        90,000
...................................................................................................
         1,580,000  HMH Properties, Inc. company guaranty
                    Ser. B, 7 7/8s, 2008                                                 1,461,500
...................................................................................................
            30,000  HMH Properties, Inc. sr. notes Ser. C,
                    8.45s, 2008                                                             28,050
...................................................................................................
            30,000  Host Marriott L.P. sr. notes Ser. E,
                    8 3/8s, 2006                                                            28,725
...................................................................................................
           110,000  ITT Corp. notes 6 3/4s, 2005                                           105,937
...................................................................................................
           160,000  Meristar Hospitality Corp. company
                    guaranty 9 1/8s, 2011                                                  150,000
--------------------------------------------------------------------------------------------------
                                                                                         1,864,212
--------------------------------------------------------------------------------------------------
Machinery (--%)
...................................................................................................
           180,000  Case Corp. notes 7 1/4s, 2016                                          140,400
--------------------------------------------------------------------------------------------------
Manufacturing (--%)
...................................................................................................
           130,000  Day International Group, Inc. company
                    guaranty 9 1/2s, 2008                                                   87,100
--------------------------------------------------------------------------------------------------
Media (0.1%)
...................................................................................................
           525,000  AOL Time Warner, Inc. bonds 7 5/8s, 2031                               555,602
--------------------------------------------------------------------------------------------------
Medical Services (--%)
...................................................................................................
           100,000  Mediq, Inc. company guaranty 11s, 2008
                    (In default) (NON)                                                       1,000
...................................................................................................
            80,000  Mediq, Inc. debs. stepped-coupon zero %
                    (13s, 6/1/03), 2009 (STP)                                                    8
...................................................................................................
           130,000  Omnicare, Inc. company guaranty Ser. B,
                    8 1/8s, 2011                                                           135,200
--------------------------------------------------------------------------------------------------
                                                                                           136,208
--------------------------------------------------------------------------------------------------
Medical Technology (--%)
...................................................................................................
           100,000  Conmed Corp. company guaranty 9s, 2008                                 101,000
--------------------------------------------------------------------------------------------------
Metals (0.4%)
...................................................................................................
           330,000  AK Steel Corp. company guaranty
                    7 7/8s, 2009                                                           325,050
...................................................................................................
         1,570,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                1,609,250
...................................................................................................
           790,000  Alcoa, Inc. notes 6 3/4s, 2028                                         794,321
...................................................................................................
           500,000  LTV Corp. company guaranty 11 3/4s,
                    2009 (In default) (NON)                                                  5,000
--------------------------------------------------------------------------------------------------
                                                                                         2,733,621
--------------------------------------------------------------------------------------------------
Oil & Gas (1.1%)
...................................................................................................
         1,045,000  Amerada Hess Corp. notes 5.9s, 2006                                  1,052,754
...................................................................................................
         1,045,000  Conoco Funding Co. company guaranty
                    5.45s, 2006                                                          1,047,801
...................................................................................................
           915,000  K N Energy, Inc. sr. notes 6.45s, 2003                                 939,970
...................................................................................................
           100,000  Leviathan Gas Corp. company guaranty
                    Ser. B, 10 3/8s, 2009                                                  106,000
...................................................................................................
            90,000  Newfield Exploration Co. sr. notes
                    7 5/8s, 2011                                                            90,338
...................................................................................................
           320,000  Nuevo Energy Co. sr. sub. notes Ser. B,
                    9 1/2s, 2008                                                           298,800
...................................................................................................
           140,000  Ocean Energy, Inc. company guaranty
                    Ser. B, 8 3/8s, 2008                                                   146,443
...................................................................................................
           460,000  Pioneer Natural Resources Co. company
                    guaranty 9 5/8s, 2010                                                  509,450
...................................................................................................
            40,000  Pogo Producing Co. sr. sub. notes
                    Ser. B, 8 1/4s, 2011                                                    40,600
...................................................................................................
            20,000  Port Arthur Finance Corp. company
                    guaranty 12 1/2s, 2009                                                  20,400
...................................................................................................
           100,000  Snyder Oil Corp. sr. sub. notes
                    8 3/4s, 2007                                                           104,517
...................................................................................................
           995,000  Transcontinental Gas Pipe Corp. 144A
                    notes 7s, 2011                                                         978,672
...................................................................................................
            10,000  Triton Energy, Ltd. sr. notes 9 1/4s, 2005
                    (Cayman Islands)                                                        10,906
...................................................................................................
           120,000  Triton Energy, Ltd. sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                       131,394
...................................................................................................
         1,315,000  Union Pacific Resources Group, Inc.
                    notes 7.3s, 2009                                                     1,378,094
...................................................................................................
           250,000  Vintage Petroleum, Inc. sr. sub. notes
                    9 3/4s, 2009                                                           266,875
--------------------------------------------------------------------------------------------------
                                                                                         7,123,014
--------------------------------------------------------------------------------------------------
Paper & Forest Products (0.3%)
...................................................................................................
           110,000  Abitibi-Consolidated, Inc. bonds
                    8.55s, 2010 (Canada)                                                   115,140
...................................................................................................
            80,000  Abitibi-Consolidated, Inc. debs.
                    8.85s, 2030 (Canada)                                                    81,890
...................................................................................................
           940,000  Georgia-Pacific Group notes 8 7/8s, 2031                               930,045
...................................................................................................
           635,000  International Paper Co. notes 8 1/8s, 2005                             682,682
...................................................................................................
           200,000  Tembec Industries, Inc. company
                    guaranty 8 5/8s, 2009 (Canada)                                         206,500
--------------------------------------------------------------------------------------------------
                                                                                         2,016,257
--------------------------------------------------------------------------------------------------
Power Producers (0.4%)
...................................................................................................
            60,000  Calpine Corp. sr. notes 10 1/2s, 2006                                   54,000
...................................................................................................
            20,000  Calpine Corp. sr. notes 8 3/4s, 2007                                    18,100
...................................................................................................
           170,000  Calpine Corp. sr. notes 8 5/8s, 2010                                   152,150
...................................................................................................
         1,470,000  Calpine Corp. sr. notes 8 1/2s, 2011                                 1,315,650
...................................................................................................
            70,000  Calpine Corp. sr. notes 7 7/8s, 2008                                    62,300
...................................................................................................
           370,000  Midland Funding Corp. II debs. Ser. A,
                    11 3/4s, 2005                                                          396,370
...................................................................................................
            43,886  Midland Funding Corp. II debs. Ser. C-94,
                    10.33s, 2002                                                            44,576
...................................................................................................
           120,000  Tiverton/Rumford Power Associates, LP
                    144A pass-through certificates 9s, 2018                                108,600
...................................................................................................
           165,000  York Power Funding 144A notes 12s,
                    2007 (Cayman Islands) (In default) (NON)                               156,750
--------------------------------------------------------------------------------------------------
                                                                                         2,308,496
--------------------------------------------------------------------------------------------------
Publishing (--%)
...................................................................................................
           100,000  Perry-Judd company guaranty
                    10 5/8s, 2007                                                           90,000
...................................................................................................
            90,000  PRIMEDIA, Inc. company guaranty
                    7 5/8s, 2008                                                            78,750
...................................................................................................
            80,000  PRIMEDIA, Inc. company guaranty
                    Ser. B, 8 1/2s, 2006                                                    73,600
--------------------------------------------------------------------------------------------------
                                                                                           242,350
--------------------------------------------------------------------------------------------------
Railroads (0.3%)
...................................................................................................
           370,000  Burlington Northern Santa Fe Corp.
                    debs. 7.95s, 2030                                                      414,404
...................................................................................................
           415,000  Canadian National Railway Co. bonds
                    7 3/8s, 2031 (Canada)                                                  441,058
...................................................................................................
           120,000  Kansas City Southern Railway Co.
                    company guaranty 9 1/2s, 2008                                          130,800
...................................................................................................
           940,000  Union Pacific Corp. notes 7 3/8s, 2009                                 994,247
--------------------------------------------------------------------------------------------------
                                                                                         1,980,509
--------------------------------------------------------------------------------------------------
Real Estate (0.1%)
...................................................................................................
           760,000  EOP Operating LP sr. notes 7s, 2011                                    765,535
--------------------------------------------------------------------------------------------------
Restaurants (0.1%)
...................................................................................................
           100,000  Sbarro, Inc. company guaranty 11s, 2009                                 95,000
...................................................................................................
            60,000  Tricon Global Restaurants, Inc. sr. notes
                    8 7/8s, 2011                                                            63,600
...................................................................................................
           340,000  Tricon Global Restaurants, Inc. sr. notes
                    7.65s, 2008                                                            341,700
...................................................................................................
            90,000  Tricon Global Restaurants, Inc. sr. notes
                    7.45s, 2005                                                             90,900
--------------------------------------------------------------------------------------------------
                                                                                           591,200
--------------------------------------------------------------------------------------------------
Retail (0.5%)
...................................................................................................
           120,000  Fleming Companies, Inc. company
                    guaranty 10 1/8s, 2008                                                 124,200
...................................................................................................
            40,000  Great Atlantic & Pacific Tea Co. notes
                    7 3/4s, 2007                                                            38,000
...................................................................................................
           530,000  J.C. Penney Co., Inc. notes 7.6s, 2007                                 519,400
...................................................................................................
            90,000  K mart Corp. med. term notes 8.85s, 2011                                63,501
...................................................................................................
            10,000  K mart Corp. med. term notes 8.19s, 2003                                 9,359
...................................................................................................
           130,000  K mart Corp. notes 9 3/8s, 2006                                        106,925
...................................................................................................
           820,000  K mart Corp. notes 8 3/8s, 2004                                        680,600
...................................................................................................
         1,100,000  K mart Corp. 144A notes 9 7/8s, 2008                                   880,000
...................................................................................................
           300,000  Saks, Inc. company guaranty 8 1/4s, 2008                               275,250
...................................................................................................
           160,000  Saks, Inc. company guaranty 7 1/2s, 2010                               131,600
...................................................................................................
            10,000  Southland Corp. debs. Ser. A, 4 1/2s, 2004                               9,343
...................................................................................................
            20,000  Southland Corp. sr. sub. debs. 5s, 2003                                 19,148
...................................................................................................
            40,000  Tommy Hilfiger USA, Inc. company
                    guaranty 6 1/2s, 2003                                                   39,600
--------------------------------------------------------------------------------------------------
                                                                                         2,896,926
--------------------------------------------------------------------------------------------------
Shipping (--%)
...................................................................................................
            50,000  Kitty Hawk, Inc. company guaranty
                    9.95s, 2004 (In default) (NON)                                           6,500
...................................................................................................
           240,000  Navistar International Corp. sr. notes
                    Ser. B, 8s, 2008                                                       236,400
...................................................................................................
            20,000  Newport News Shipbuilding, Inc. sr. notes
                    8 5/8s, 2006                                                            21,200
--------------------------------------------------------------------------------------------------
                                                                                           264,100
--------------------------------------------------------------------------------------------------
Specialty Printing (--%)
...................................................................................................
            35,000  Von Hoffman Press, Inc. 144A sr. sub. notes
                    10 3/8s, 2007                                                           32,900
--------------------------------------------------------------------------------------------------
Technology (0.1%)
...................................................................................................
            90,000  Amkor Technology, Inc. sr. notes
                    9 1/4s, 2008                                                            85,050
...................................................................................................
           205,000  Flextronics International, Ltd. sr.
                    sub. notes 9 7/8s, 2010 (Singapore)                                    215,250
...................................................................................................
           160,000  Lucent Technologies, Inc. debs. 6.45s, 2029                            105,600
...................................................................................................
           150,000  Lucent Technologies, Inc. notes
                    7 1/4s, 2006                                                           127,500
...................................................................................................
            80,000  SCG Holding & Semiconductor Corp.
                    company guaranty 12s, 2009                                              28,000
...................................................................................................
           180,000  Viasystems, Inc. sr. notes Ser. B,
                    9 3/4s, 2007                                                            54,000
--------------------------------------------------------------------------------------------------
                                                                                           615,400
--------------------------------------------------------------------------------------------------
Technology Services (0.1%)
...................................................................................................
           120,000  Xerox Cap Europe PLC company guaranty
                    5 7/8s, 2004 (United Kingdom)                                          110,400
...................................................................................................
           170,000  Xerox Corp. notes 5 1/2s, 2003                                         159,800
...................................................................................................
           290,000  Xerox Corp. notes Ser. E, 5 1/4s, 2003                                 271,150
--------------------------------------------------------------------------------------------------
                                                                                           541,350
--------------------------------------------------------------------------------------------------
Telecommunications (0.5%)
...................................................................................................
           140,000  American Cellular Corp. company
                    guaranty 9 1/2s, 2009                                                  137,200
...................................................................................................
           480,000  British Telecommunications PLC bonds
                    8 7/8s, 2030 (United Kingdom)                                          550,819
...................................................................................................
           100,000  Esprit Telecom Group PLC sr. notes 11 1/2s,
                    2007 (United Kingdom) (In default) (NON)                                   500
...................................................................................................
           150,000  Flag, Ltd. 144A sr. notes 8 1/4s, 2008
                    (Bermuda)                                                              102,000
...................................................................................................
            20,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007
                    (In default) (NON)                                                         200
...................................................................................................
           180,000  Nextel Communications, Inc. sr. notes
                    12s, 2008                                                              157,050
...................................................................................................
            90,000  Price Communications Wireless, Inc.
                    144A sr. notes 9 1/8s, 2006                                             94,275
...................................................................................................
           460,000  Qwest Capital Funding, Inc. company
                    guaranty 7.9s, 2010                                                    468,584
...................................................................................................
            80,000  Startec Global Communications Corp.
                    sr. notes 12s, 2008 (In default) (NON)                                   1,600
...................................................................................................
            50,000  USA Mobile Communications, Inc.
                    sr. notes 14s, 2004 (In default) (NON)                                  11,000
...................................................................................................
            30,000  USA Mobile Communications, Inc.
                    sr. notes 9 1/2s, 2004 (In default) (NON)                                1,500
...................................................................................................
           510,000  Verizon Global Funding Corp. notes
                    7 3/4s, 2030                                                           565,661
...................................................................................................
           150,000  Viatel, Inc. sr. notes 11 1/2s, 2009
                    (In default) (NON)                                                         375
...................................................................................................
           120,000  World Access, Inc. sr. notes Ser. B,
                    13 1/4s, 2008 (In default) (NON)                                         1,200
...................................................................................................
           795,000  Worldcom, Inc.-WorldCom Group notes
                    7 1/2s, 2011                                                           814,144
--------------------------------------------------------------------------------------------------
                                                                                         2,906,108
--------------------------------------------------------------------------------------------------
Telephone (--%)
...................................................................................................
            70,000  Birch Telecommunications, Inc. sr.
                    notes 14s, 2008                                                         14,000
...................................................................................................
           100,000  IWO Holdings, Inc. company guaranty
                    14s, 2011                                                              105,000
...................................................................................................
            30,000  Versatel Telecom BV sr. notes
                    13 1/4s, 2008 (Netherlands)                                             10,500
--------------------------------------------------------------------------------------------------
                                                                                           129,500
--------------------------------------------------------------------------------------------------
Toys (--%)
...................................................................................................
           290,000  Hasbro, Inc. notes 6.15s, 2008                                         263,900
--------------------------------------------------------------------------------------------------
Waste Management (0.1%)
...................................................................................................
           110,000  Allied Waste Industries, Inc. company
                    guaranty Ser. B, 7 5/8s, 2006                                          108,625
...................................................................................................
           100,000  Browning-Ferris debs. 7.4s, 2035                                        80,000
...................................................................................................
           120,000  Waste Management, Inc. sr. notes
                    7 3/8s, 2010                                                           123,349
...................................................................................................
           550,000  Waste Management, Inc. sr. notes
                    6 1/2s, 2008                                                           543,284
--------------------------------------------------------------------------------------------------
                                                                                           855,258
--------------------------------------------------------------------------------------------------
Water Utilities (0.2%)
...................................................................................................
           110,000  Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                            77,000
...................................................................................................
         1,740,000  Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                         1,218,000
--------------------------------------------------------------------------------------------------
                                                                                         1,295,000
--------------------------------------------------------------------------------------------------
                    Total Corporate Bonds and Notes
                    (cost $94,536,217)                                                 $91,834,601
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
OBLIGATIONS (4.9%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
                    Federal Home Loan Mortgage Corporation
...................................................................................................
          $652,651    8 1/2s, July 1, 2028                                                $698,865
...................................................................................................
         2,006,887    7 1/2s, October 1, 2029                                            2,082,065
...................................................................................................
         1,652,831  Federal National Mortgage Association
                    Adjustable Rate Mortgages 6.606s,
                    September 1, 2031                                                    1,704,399
...................................................................................................
                    Federal National Mortgage Association
                    Pass-Through Certificates
...................................................................................................
           748,493    8s, with due dates from May 1, 2025
                      to December 1, 2028                                                  787,968
...................................................................................................
           773,700    7 1/2s, with due dates from July 1, 2007
                      to August 1, 2031                                                    800,970
...................................................................................................
         2,858,000    TBA, 7s, December 1, 2032                                          2,911,588
...................................................................................................
         5,343,344    6 1/2s, with due dates from
                      November 1, 2028 to
                      September 1, 2031                                                  5,350,428
...................................................................................................
         4,642,864    6s, with due dates from June 1, 2016
                      to August 1, 2016                                                  4,662,643
...................................................................................................
         2,858,000    TBA, 6s, January 1, 2032                                           2,794,581
...................................................................................................
                    Government National Mortgage
                    Association Pass-Through Certificates
...................................................................................................
            20,891    11s, December 15, 2015                                                23,952
...................................................................................................
         2,555,147    8s, with due dates from
                      September 15, 2020 to August 15, 2027                              2,710,862
...................................................................................................
         1,148,657    7 1/2s, with due dates from
                      August 15, 2029 to October 20, 2030                                1,190,162
...................................................................................................
         1,281,592    7s, with due dates from
                      November 15, 2025 to
                      December 15, 2027                                                  1,317,151
...................................................................................................
         3,822,925    6 1/2s, with due dates from
                      December 15, 2027 to
                      November 15, 2031                                                  3,845,145
--------------------------------------------------------------------------------------------------
                    Total U.S. Government Agency
                    Mortgage Obligations
                    (cost $30,708,268)                                                 $30,880,779
--------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (3.0%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
Advertising and Marketing Services (--%)
...................................................................................................
           $63,000  DoubleClick, Inc. cv. sub. notes
                    4 3/4s, 2006                                                           $50,243
...................................................................................................
            35,000  Lamar Advertising Co. cv. notes
                    5 1/4s, 2006                                                            38,763
...................................................................................................
           100,000  Young & Rubicam, Inc. cv. sr. notes
                    3s, 2005                                                                96,750
--------------------------------------------------------------------------------------------------
                                                                                           185,756
--------------------------------------------------------------------------------------------------
Aerospace and Defense (--%)
...................................................................................................
           100,000  Kellstrom Industries, Inc. cv. sr. notes
                    5 1/2s, 2003                                                             1,000
--------------------------------------------------------------------------------------------------
Automotive (0.1%)
...................................................................................................
           100,000  Standard Motor Products, Inc. cv. sub.
                    notes 6 3/4s, 2009                                                      73,750
...................................................................................................
           218,000  Tower Automotive, Inc. cv. sub. notes
                    5s, 2004                                                               182,848
--------------------------------------------------------------------------------------------------
                                                                                           256,598
--------------------------------------------------------------------------------------------------
Banking (0.1%)
...................................................................................................
           354,000  JMH Finance, Ltd. 144A cv. sr. notes
                    4 3/4s, 2007 (United Kingdom)                                          336,300
--------------------------------------------------------------------------------------------------
Biotechnology (0.1%)
...................................................................................................
           477,000  Affymetrix, Inc. cv. sub. notes 4 3/4s, 2007                           357,154
...................................................................................................
            80,000  Genzyme Corp. 144A cv. sub. debs.
                    3s, 2021                                                                87,400
...................................................................................................
           260,000  Invitrogen Corp. 144A cv. sub. notes
                    2 1/4s, 2006                                                           250,900
--------------------------------------------------------------------------------------------------
                                                                                           695,454
--------------------------------------------------------------------------------------------------
Broadcasting (0.1%)
...................................................................................................
           294,000  Jacor Communications, Inc. cv. Liquid
                    Yield Option Note (LYON) zero %, 2018                                  144,795
...................................................................................................
           559,000  News America, Inc. 144A cv. LYON
                    zero %, 2021                                                           271,115
--------------------------------------------------------------------------------------------------
                                                                                           415,910
--------------------------------------------------------------------------------------------------
Cable Television (--%)
...................................................................................................
           120,000  Adelphia Communications Corp. cv.
                    sub. notes 3 1/4s, 2021                                                120,750
...................................................................................................
            20,000  Rogers Communications cv. debs. 2s, 2005
                    (Canada)                                                                16,200
...................................................................................................
            20,000  Telewest Finance 144A cv. company
                    guaranty 6s, 2005 (United Kingdom)                                      12,550
--------------------------------------------------------------------------------------------------
                                                                                           149,500
--------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.1%)
...................................................................................................
           100,000  NCO Group, Inc. cv. sub. notes
                    4 3/4s, 2006                                                            92,250
...................................................................................................
           415,000  Service Corp. International cv. sub. notes
                    6 3/4s, 2008                                                           424,462
...................................................................................................
           310,000  Tech Data Corp. 144A cv. sub. notes
                    2s, 2021                                                               302,250
--------------------------------------------------------------------------------------------------
                                                                                           818,962
--------------------------------------------------------------------------------------------------
Communications Equipment (0.1%)
...................................................................................................
           200,000  CIENA Corp. cv. sr. notes 3 3/4s, 2008                                 128,000
...................................................................................................
            21,000  CommScope, Inc. cv. sub. notes 4s, 2006                                 17,194
...................................................................................................
           400,000  Comverse Technology, Inc. 144A cv. sr.
                    notes 1 1/2s, 2005                                                     303,500
...................................................................................................
            50,000  Extreme Networks, Inc. 144A cv. sr.
                    notes 3 1/2s, 2006                                                      45,000
...................................................................................................
           210,000  ONI Systems Corp. cv. notes 5s, 2005                                   141,488
...................................................................................................
           170,000  Redback Networks, Inc. cv. sub. notes
                    5s, 2007                                                                86,275
--------------------------------------------------------------------------------------------------
                                                                                           721,457
--------------------------------------------------------------------------------------------------
Computers (0.1%)
...................................................................................................
            50,000  Adaptec, Inc. cv. sub. notes 4 3/4s, 2004                               46,438
...................................................................................................
           829,000  Anixter International, Inc. cv. sr. notes
                    zero %, 2020                                                           234,193
...................................................................................................
           200,000  Checkpoint Systems, Inc. cv. sub. debs.
                    5 1/4s, 2005                                                           185,500
...................................................................................................
           594,000  Hewlett-Packard Co. cv. sub. notes
                    zero %, 2017                                                           275,468
...................................................................................................
            55,000  Quantum Corp. cv. sub. notes 7s, 2004                                   48,400
--------------------------------------------------------------------------------------------------
                                                                                           789,999
--------------------------------------------------------------------------------------------------
Electronics (0.6%)
...................................................................................................
           400,000  Act Manufacturing, Inc. cv. sub. notes
                    7s, 2007                                                                18,000
...................................................................................................
           318,000  Analog Devices, Inc. 144A cv. notes
                    4 3/4s, 2005                                                           300,908
...................................................................................................
           262,000  Arrow Electronics, Inc. cv. debs.
                    zero %, 2021                                                           123,468
...................................................................................................
            90,000  Atmel Corp. cv. sub. debs. zero %, 2018                                 44,775
...................................................................................................
           490,000  Atmel Corp. 144A cv. sub. notes
                    zero %, 2021                                                           145,163
...................................................................................................
           125,000  Benchmark Electronics, Inc. cv. sub. notes
                    6s, 2006                                                                97,969
...................................................................................................
           170,000  Brooks Automation, Inc. cv. sub notes
                    4 3/4s, 2008                                                           154,170
...................................................................................................
           180,000  Brooks Automation, Inc. 144A cv. notes
                    4 3/4s, 2008                                                           163,238
...................................................................................................
         1,099,000  Celestica, Inc. cv. LYON zero %, 2020
                    (Canada)                                                               465,701
...................................................................................................
           143,000  DDi Corp. cv. sub. notes 5 1/4s, 2008                                   99,564
...................................................................................................
           460,000  Fairchild Semiconductor International, Inc.
                    144A cv. sr. sub. notes 5s, 2008                                       550,565
...................................................................................................
           290,000  Jabil Circuit, Inc. cv. sub. notes 1 3/4s, 2021                        274,413
...................................................................................................
            45,000  Kulicke & Soffa Industries, Inc. cv. sub.
                    notes 4 3/4s, 2006                                                      43,200
...................................................................................................
           100,000  Lattice Semiconductor Corp. cv. sub.
                    notes 4 3/4s, 2006                                                     119,000
...................................................................................................
           220,000  LSI Logic Corp. cv. sub. notes 4 1/4s, 2004                            248,325
...................................................................................................
           499,000  S3, Inc. cv. sub. notes 5 3/4s, 2003                                   341,191
...................................................................................................
           372,000  Solectron Corp. cv. LYON zero %, 2020                                  197,160
...................................................................................................
           136,000  Thermo Electron Corp. 144A cv. sub.
                    debs. 4 1/4s, 2003                                                     134,640
--------------------------------------------------------------------------------------------------
                                                                                         3,521,450
--------------------------------------------------------------------------------------------------
Energy (0.2%)
...................................................................................................
           205,000  Diamond Offshore Drilling, Inc. cv. debs.
                    zero %, 2020                                                           102,756
...................................................................................................
           539,000  Global Marine, Inc. cv. debs. zero %, 2020                             270,174
...................................................................................................
           177,000  Hanover Compressor Co. cv. sr. notes
                    4 3/4s, 2008                                                           162,398
...................................................................................................
           249,000  Nabors Industries, Inc. cv. debs.
                    zero %, 2020                                                           156,248
...................................................................................................
            31,000  Offshore Logistics, Inc. cv. sub. notes
                    6s, 2003                                                                30,923
...................................................................................................
           446,000  Pride International, Inc. cv. debs.
                    zero %, 2021                                                           268,158
...................................................................................................
           100,000  Pride International, Inc. cv. sub. debs.
                    zero %, 2018                                                            44,125
...................................................................................................
            47,000  Seacor Holdings, Inc. cv. sub. notes
                    5 3/8s, 2006                                                            52,170
--------------------------------------------------------------------------------------------------
                                                                                         1,086,952
--------------------------------------------------------------------------------------------------
Engineering & Construction (--%)
...................................................................................................
           260,000  Foster Wheeler, Ltd. 144A cv. sub. notes
                    6 1/2s, 2007                                                           164,450
--------------------------------------------------------------------------------------------------
Financial (--%)
...................................................................................................
           120,000  Financial Federal Corp. cv. sub. notes
                    4 1/2s, 2005                                                           130,500
--------------------------------------------------------------------------------------------------
Health Care (--%)
...................................................................................................
           240,000  Healthsouth Corp. cv. sub. debs.
                    3 1/4s, 2003                                                           227,700
--------------------------------------------------------------------------------------------------
Homebuilding (--%)
...................................................................................................
           200,000  D.R. Horton, Inc. cv. sr. notes
                    zero %, 2021                                                           126,000
--------------------------------------------------------------------------------------------------
Insurance (--%)
...................................................................................................
           390,000  American International Group, Inc.
                    cv. debs. zero %, 2031                                                 240,338
--------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.1%)
...................................................................................................
           497,000  E*Trade Group, Inc. cv. sub. notes 6s, 2007                            404,434
...................................................................................................
           670,000  Legg Mason, Inc. 144A cv. LYON
                    zero %, 2031                                                           314,063
--------------------------------------------------------------------------------------------------
                                                                                           718,497
--------------------------------------------------------------------------------------------------
Lodging/Tourism (0.1%)
...................................................................................................
         1,250,000  Royal Caribbean Cruises cv. sr. notes
                    zero %, 2021                                                           395,125
--------------------------------------------------------------------------------------------------
Media (0.1%)
...................................................................................................
           254,000  AT&T Corp.- Liberty Media Group cv.
                    debs. Class B, 3 1/4s, 2031                                            247,333
--------------------------------------------------------------------------------------------------
Medical Technology (--%)
...................................................................................................
           200,000  Thermo Cardiosystems, Inc. 144A cv.
                    company guaranty 4 3/4s, 2004                                          188,750
--------------------------------------------------------------------------------------------------
Metals (0.1%)
...................................................................................................
           495,000  Freeport-McMoRan Copper & Gold, Inc.
                    144A cv. sr. notes 8 1/4s, 2006                                        589,644
...................................................................................................
           100,000  Quanex Corp. cv. sub. debs. 6.88s, 2007                                103,125
--------------------------------------------------------------------------------------------------
                                                                                           692,769
--------------------------------------------------------------------------------------------------
Paper & Forest Products (--%)
...................................................................................................
           131,000  Mail-Well, Inc. cv. sub. notes 5s, 2002                                119,210
--------------------------------------------------------------------------------------------------
Pharmaceuticals (0.3%)
...................................................................................................
           165,000  Alkermes, Inc. cv. sub. notes 3 3/4s, 2007                             111,788
...................................................................................................
           170,000  Alza Corp. cv. sub. LYON zero %, 2014                                  256,913
...................................................................................................
            26,000  Aviron cv. sub. notes 5 1/4s, 2008                                      27,560
...................................................................................................
           260,000  Cephalon, Inc. 144A cv. sub. notes
                    2 1/2s, 2006                                                           283,075
...................................................................................................
           170,000  Elan Finance Corp., Ltd. cv. LYON
                    zero %, 2018 (Bermuda)                                                 119,213
...................................................................................................
           430,000  ICN Pharmaceuticals, Inc. 144A cv. sub.
                    notes 6 1/2s, 2008                                                     484,288
...................................................................................................
           255,000  Inhale Therapeutic Systems, Inc. cv. sub.
                    notes 3 1/2s, 2007                                                     163,838
...................................................................................................
           255,000  IVAX Corp. 144A cv. sr. sub. notes
                    4 1/2s, 2008                                                           212,606
...................................................................................................
           173,000  Sepracor, Inc. cv. sub. debs. 7s, 2005                                 179,488
--------------------------------------------------------------------------------------------------
                                                                                         1,838,769
--------------------------------------------------------------------------------------------------
Publishing (--%)
...................................................................................................
           163,000  Times Mirror Co. cv. sub. notes
                    zero %, 2017                                                            93,114
--------------------------------------------------------------------------------------------------
Restaurants (--%)
...................................................................................................
           100,000  CKE Restaurants, Inc. cv. sub notes
                    4 1/4s, 2004                                                            77,750
--------------------------------------------------------------------------------------------------
Retail (0.1%)
...................................................................................................
           100,000  Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                              96,500
...................................................................................................
           160,000  Rite Aid Corp. 144A cv. sr. notes
                    4 3/4s, 2006                                                           155,400
...................................................................................................
           431,000  TJX Companies, Inc. (The) cv. LYON
                    zero %, 2021                                                           327,021
--------------------------------------------------------------------------------------------------
                                                                                           578,921
--------------------------------------------------------------------------------------------------
Semiconductor (0.1%)
...................................................................................................
           100,000  Advanced Energy Industries, Inc. cv. sub.
                    notes 5 1/4s, 2006                                                      87,500
...................................................................................................
           130,000  ASML Holding NV 144A cv. sub notes
                    5 3/4s, 2006 (Netherlands)                                             155,838
...................................................................................................
            50,000  ATMI, Inc. 144A cv. sub. notes 5 1/4s, 2006                             63,563
...................................................................................................
           100,000  LAM Research Corp. 144A cv. notes
                    4s, 2006                                                                89,500
...................................................................................................
            52,000  Photronics, Inc. cv. sub. notes 6s, 2004                                61,425
...................................................................................................
            80,000  Photronics, Inc. 144A cv. sub notes
                    4 3/4s, 2006                                                            88,200
--------------------------------------------------------------------------------------------------
                                                                                           546,026
--------------------------------------------------------------------------------------------------
Software (0.3%)
...................................................................................................
           250,000  Aether Systems, Inc. cv. sub. notes
                    6s, 2005                                                               147,500
...................................................................................................
            60,000  Aspen Technology, Inc. cv. sub. debs.
                    5 1/4s, 2005                                                            47,475
...................................................................................................
           520,000  Manugistics Group, Inc. cv. sub.
                    notes 5s, 2007                                                         431,600
...................................................................................................
           144,000  Network Associates, Inc. 144A cv.
                    sub. notes 5 1/4s, 2006                                                232,200
...................................................................................................
           165,000  Peregrine Systems, Inc. cv. sub. notes
                    5 1/2s, 2007                                                           148,913
...................................................................................................
           283,000  Rational Software Corp. cv. sub. notes
                    5s, 2007                                                               255,761
...................................................................................................
           245,000  Symantec Corp. 144A cv. sub notes
                    3s, 2006                                                               294,919
...................................................................................................
           176,000  Wind River Systems, Inc. 144A cv. sub.
                    notes 3 3/4s, 2006                                                     179,520
--------------------------------------------------------------------------------------------------
                                                                                         1,737,888
--------------------------------------------------------------------------------------------------
Technology (--%)
...................................................................................................
            55,000  Amkor Technology, Inc. cv. sub. notes
                    5s, 2007                                                                37,400
--------------------------------------------------------------------------------------------------
Technology Services (0.2%)
...................................................................................................
           100,000  Acxiom Corp. cv. sub. notes 5 1/4s, 2003                               102,875
...................................................................................................
           202,000  Affiliated Computer Services, Inc.
                    cv. notes 3 1/2s, 2006                                                 280,528
...................................................................................................
            89,000  Automatic Data Processing, Inc.
                    cv. LYON zero %, 2012                                                  135,614
...................................................................................................
           228,000  CheckFree Corp. cv. company guaranty
                    6 1/2s, 2006                                                           176,415
...................................................................................................
           176,000  Safeguard Scientifics, Inc. cv. sub. notes
                    5s, 2006                                                               100,100
...................................................................................................
         1,172,000  Xerox Corp. cv. sub. debs. 0.57s, 2018                                 619,695
--------------------------------------------------------------------------------------------------
                                                                                         1,415,227
--------------------------------------------------------------------------------------------------
Telecommunications (0.1%)
...................................................................................................
           800,000  Brightpoint, Inc. cv. LYON zero %, 2018                                363,000
--------------------------------------------------------------------------------------------------
Textiles (--%)
...................................................................................................
            39,000  Reebok International, Ltd. 144A cv.
                    debs. stepped-coupon zero % (4 1/4s,
                    9/1/07), 2021 (STP)                                                     39,878
--------------------------------------------------------------------------------------------------
Tobacco (--%)
...................................................................................................
           120,000  Vector Group, Ltd. 144A cv. sub.
                    notes 6 1/4s, 2008                                                     134,550
--------------------------------------------------------------------------------------------------
Transaction Processing (--%)
...................................................................................................
           181,000  National Data Corp. cv. sub. notes
                    5s, 2003                                                               195,706
--------------------------------------------------------------------------------------------------
                    Total Convertible Bonds and Notes
                    (cost $19,220,295)                                                 $19,288,239
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.7%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                            Value
...................................................................................................
Aerospace and Defense (0.1%)
...................................................................................................
             1,328  Coltech Capital Trust $2.625 cv. pfd.                                  $47,476
...................................................................................................
             3,200  Northrop Grumman Corp. $7.25 cv. pfd.                                  356,480
--------------------------------------------------------------------------------------------------
                                                                                           403,956
--------------------------------------------------------------------------------------------------
Automotive (--%)
...................................................................................................
             8,266  Tower Automotive Capital Trust
                    $3.375 cv. pfd.                                                        178,752
--------------------------------------------------------------------------------------------------
Banking (0.1%)
...................................................................................................
             9,000  Equity Securities Trust II Ser. RMG,
                    zero % cv. pfd.                                                        211,680
...................................................................................................
             3,030  Sovereign Bancorp, Inc. $3.75 cv. pfd.                                 209,449
...................................................................................................
             2,800  Washington Mutual Capital Trust I
                    144A $2.688 cum. cv. pfd.                                              133,526
...................................................................................................
             2,000  Washington Mutual, Inc. $4.00 cv. pfd.                                 146,940
--------------------------------------------------------------------------------------------------
                                                                                           701,595
--------------------------------------------------------------------------------------------------
Broadcasting (0.2%)
...................................................................................................
             7,378  Emmis Communications Corp. Ser. A,
                    $3.125 cum. cv. pfd.                                                   275,753
...................................................................................................
             7,325  Pegasus Communications Corp. Ser. C,
                    6.50% cum. cv. pfd.                                                    228,906
...................................................................................................
               301  Radio One, Inc. 6.50% cum. cv. pfd.                                    342,444
...................................................................................................
            11,853  Sinclair Broadcast Group, Inc.
                    Ser. D, $3.00 cv. pfd.                                                 328,921
--------------------------------------------------------------------------------------------------
                                                                                         1,176,024
--------------------------------------------------------------------------------------------------
Commercial and Consumer Services (--%)
...................................................................................................
             4,462  Carriage Services Capital Trust
                    $3.50 cv. pfd.                                                         123,263
--------------------------------------------------------------------------------------------------
Electric Utilities (0.1%)
...................................................................................................
             3,700  Sierra Pacific Resources $4.50 cv. pfd.                                197,950
...................................................................................................
             7,200  TXU Corp. $4.375 cv. pfd                                               372,528
--------------------------------------------------------------------------------------------------
                                                                                           570,478
--------------------------------------------------------------------------------------------------
Electronics (0.1%)
...................................................................................................
            13,050  Motorola, Inc. $3.50 cv. pfd.                                          609,957
...................................................................................................
               895  Pioneer Standard Electronics, Inc.
                    $3.375 cv. pfd.                                                         39,939
...................................................................................................
             2,212  Titan Capital Trust $2.875 cum. cv. pfd.                                84,609
--------------------------------------------------------------------------------------------------
                                                                                           734,505
--------------------------------------------------------------------------------------------------
Energy (--%)
...................................................................................................
             4,039  Evi, Inc. $2.50 cum. cv. pfd.                                          185,289
...................................................................................................
               858  Hanover Compressor Capital Trust
                    $3.625 cv. pfd.                                                         64,565
--------------------------------------------------------------------------------------------------
                                                                                           249,854
--------------------------------------------------------------------------------------------------
Engineering & Construction (0.1%)
...................................................................................................
            11,800  TXI Capital Trust I $2.75 cv. pfd.                                     423,325
--------------------------------------------------------------------------------------------------
Food (0.1%)
...................................................................................................
             6,306  Suiza Capital Trust II $2.75 cv. pfd.                                  307,418
--------------------------------------------------------------------------------------------------
Health Care Services (0.1%)
...................................................................................................
             2,300  Anthem, Inc. $3.00 cv. pfd                                             147,488
...................................................................................................
             2,378  Caremark RX Capital Trust I
                    $3.50 cum. cv. pfd.                                                    260,986
--------------------------------------------------------------------------------------------------
                                                                                           408,474
--------------------------------------------------------------------------------------------------
Insurance (0.2%)
...................................................................................................
             9,907  ACE, Ltd. $4.125 cum. cv. pfd. (Bermuda)                               807,421
...................................................................................................
             9,300  PartnerRe, Ltd. $4.00 cv. pfd. (Bermuda)                               528,380
--------------------------------------------------------------------------------------------------
                                                                                         1,335,801
--------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (--%)
...................................................................................................
             4,500  Prudential Financial, Inc. $3.375 cv. pfd.                             261,900
--------------------------------------------------------------------------------------------------
Metals (0.1%)
...................................................................................................
            20,400  Freeport-McMoRan Copper & Gold, Inc.
                    $1.75 cum. cv. pfd.                                                    321,300
--------------------------------------------------------------------------------------------------
Oil & Gas (0.2%)
...................................................................................................
             2,500  Newfield Exploration Co. $3.25 cv. pfd.                                135,938
...................................................................................................
             3,767  Unocal Capital Trust $3.125 cum. cv. pfd.                              187,408
...................................................................................................
            14,200  Vec Trust I $1.937 cum. cv. pfd.                                       430,402
...................................................................................................
            10,420  Western Gas Resources
                    $2.625 cum. cv. pfd.                                                   500,160
--------------------------------------------------------------------------------------------------
                                                                                         1,253,908
--------------------------------------------------------------------------------------------------
Paper & Forest Products (0.1%)
...................................................................................................
             8,463  International Paper Capital Trust
                    $2.625 cum. cv. pfd.                                                   386,124
--------------------------------------------------------------------------------------------------
Power Producers (--%)
...................................................................................................
             2,669  Mirant Trust I Ser. A, $3.125 cum. cv. pfd                             108,495
--------------------------------------------------------------------------------------------------
Publishing (--%)
...................................................................................................
             1,712  Tribune Co. 2.00% cv. pfd.                                             147,660
--------------------------------------------------------------------------------------------------
Railroads (--%)
...................................................................................................
               987  Canadian National Railway Co. $2.625
                    cv. pfd. (Canada)                                                       63,045
--------------------------------------------------------------------------------------------------
Software (--%)
...................................................................................................
             2,500  Amdocs Automatic 6.75% cv. pfd.                                         73,438
--------------------------------------------------------------------------------------------------
Technology Services (0.1%)
...................................................................................................
             5,150  Xerox Corp. 144A $3.75 cv. pfd.                                        355,299
--------------------------------------------------------------------------------------------------
Telecommunications (0.1%)
...................................................................................................
            10,300  AT&T Corp. 7.00% cv. pfd.                                              280,675
...................................................................................................
             5,315  Broadwing, Inc. Ser. B, $3.375 cum. cv. pfd.                           159,450
...................................................................................................
             7,800  Citizens Communications Co.
                    $1.688 cv. pfd.                                                        181,740
...................................................................................................
             4,010  Cox Communications, Inc. $7.75 cv. pfd.                                231,076
...................................................................................................
             2,566  Global Crossing, Ltd. 6.75% cum. cv. pfd.
                    (Bermuda)                                                               13,472
...................................................................................................
             1,738  Qwest Trends Trust 144A 5.75% cv. pfd.                                  51,054
...................................................................................................
                36  World Access, Inc. 144A Ser. D,
                    zero % cv. pfd.                                                              9
--------------------------------------------------------------------------------------------------
                                                                                           917,476
--------------------------------------------------------------------------------------------------
                    Total Convertible Preferred Stocks
                    (cost $10,931,797)                                                 $10,502,090
--------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
        $2,610,610  Banc of America Commercial Mortgage,
                    Inc. Ser. 01-PB1, Class XC, Interest
                    Only (IO), 0.83s, 2035                                                $115,438
...................................................................................................
         3,734,659  Commercial Mortgage Acceptance Corp.
                    Ser. 97-ML1, IO, 0.96s, 2017                                           124,096
...................................................................................................
           425,000  Commercial Mortgage Asset Trust
                    Ser. 99-C1, Class A3, 6.64s, 2010                                      442,266
...................................................................................................
           240,000  Criimi Mae Commercial Mortgage Trust
                    Ser. 98-C1, Class A2, 7s, 2011                                         238,275
...................................................................................................
         2,740,000  CS First Boston Mortgage Securities, Inc.
                    Ser. 01-CK6, Class AX, IO, 0.645s, 2018                                112,332
...................................................................................................
         3,803,803  Deutsche Mortgage & Asset Receiving
                    Corp. Ser. 98-C1, Class X, IO, 1.22s, 2023                             158,690
...................................................................................................
                    Fannie Mae
...................................................................................................
         2,572,555    Ser. 01-T8, Class A1, 7 1/2s, 2031                                 2,692,352
...................................................................................................
         2,320,000    Ser. 01-T12, IO, 0.57s, 2041                                          38,788
...................................................................................................
         3,698,096    Ser. 01-50, Class B1, IO, 0.57s, 2041                                 60,094
...................................................................................................
           548,746    Ser. 00-4, Class SX, IO, 6 1/2s, 2023                                548,746
...................................................................................................
           781,380    Ser. 01-35, Class S, IO, 5.97s, 2031                                  82,533
...................................................................................................
           745,953    Ser. 302, Class 2, IO, 6s, 2029                                      195,580
...................................................................................................
                    Freddie Mac
...................................................................................................
            96,379    Ser. 212, IO, 6s, 2031                                                26,474
...................................................................................................
           559,453    Ser. 211, IO, 6s, 2029                                               149,829
...................................................................................................
         1,229,118    Ser. 204, IO, 6s, 2029                                               314,577
...................................................................................................
           593,876    Ser. 188, Principal Only (PO)
                      zero %, 2027                                                         486,236
...................................................................................................
            31,732    Ser. 180, PO, zero %, 2026                                            26,080
...................................................................................................
         2,680,000  GE Capital Commercial Mortgage Corp.
                    Ser. 01-3, Class X1, 0.689s, 2038                                      112,225
...................................................................................................
           229,690  General Growth Properties-Mall
                    Properties Trust FRB Ser. 01-C1A,
                    Class D3, 4.357s, 2014                                                 229,690
...................................................................................................
         3,406,891  GMAC Commercial Mortgage Securities,
                    Inc. 144A FRN Ser. 01-C1, Class X1,
                    IO, 0.387s, 2011                                                       124,032
...................................................................................................
                    Government National
                    Mortgage Association
...................................................................................................
           968,935    Ser. 99-46, Class SQ, IO, 8s, 2027                                    69,037
...................................................................................................
           362,396    Ser. 99-42, PO, zero %, 2027                                         325,477
...................................................................................................
                    LB-UBS Commercial Mortgage Trust
...................................................................................................
           794,731    Ser. 00-C3, Class A1, 7.95s, 2009                                    861,609
...................................................................................................
         2,797,747    Ser. 01-C7, Class XCL, IO, 0.71s, 2038                               110,992
...................................................................................................
                    Morgan Stanley Dean Witter
                    Capital I 144A
...................................................................................................
            70,000    FRB Ser. 01-XLF, Class D, 3.6s, 2013                                  69,881
...................................................................................................
            45,000    FRB Ser. 01-XLF, Class E, 3.49s, 2013                                 44,474
...................................................................................................
                    PNC Mortgage Acceptance Corp.
...................................................................................................
           261,011    Ser. 00-C1, Class A1, 7.52s, 2008                                    278,425
...................................................................................................
         2,953,798    Ser. 01-C1, Class X1, IO, 0.61s, 2021                                125,536
...................................................................................................
           217,102  TIAA Retail Commercial Mortgage Trust
                    Ser. 1999-1, Class A, 7.17s, 2032                                      227,544
--------------------------------------------------------------------------------------------------
                    Total Collateralized Mortgage Obligations
                    (cost $8,197,174)                                                   $8,391,308
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.1%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
          $235,000  ACE Securities Corp. Ser. 01-HE1,
                    Class M2, FRN, 3.50s, 2031                                            $232,099
...................................................................................................
         2,156,443  Asset Backed Securities Corp. Home
                    Equity Loan Trust, Ser. 01-HE3, Class A,
                    IO, 6 1/2s, 2031                                                       216,930
...................................................................................................
           731,000  Asset Backed Securities Corp. Home
                    Equity Loan Trust, Ser. 02-HE1, Class A,
                    IO, 6 1/2s, 2032                                                        83,222
...................................................................................................
           945,000  Conseco Finance Securitizations Corp.
                    Ser. 00-4, Class A6, 8.31s, 2032                                     1,014,103
...................................................................................................
           910,000  Conseco Finance Securitizations Corp.
                    Ser. 00-5, Class A6, 7.96s, 2032                                       957,777
...................................................................................................
           150,000  Conseco Finance Securitizations Corp.
                    Ser. 01-04, Class A4, zero %, 2019                                     149,250
...................................................................................................
         2,610,000  Conseco Finance Securitizations Corp.
                    Ser. 01-3, Class A, IO, 2 1/2s, 2007                                   239,794
...................................................................................................
         1,480,000  Conseco Finance Securitizations Corp.
                    Ser. 01-4, Class A, IO, 2 1/2s, 2033                                   100,825
...................................................................................................
         1,045,000  FFCA Secured Lending Corp. 144A
                    Ser. 00-1, Class A2, 7.77s, 2027                                     1,113,791
...................................................................................................
           347,173  First Plus 144A Ser. 98-A, Class A,
                    8 1/2s, 2023                                                           229,134
...................................................................................................
           155,000  Granite Mortgages PLC FRN Ser. 01-2,
                    Class 1C, 3.958s, 2041 (United Kingdom)                                155,000
...................................................................................................
           400,000  Holmes Financing PLC FRN 3.63s, 2040
                    (United Kingdom)                                                       399,875
...................................................................................................
           225,000  Hyundai Auto Receivables Trust
                    Ser. 01-A, Class D, 6 1/4s, 2008                                       225,861
...................................................................................................
           229,000  Lehman Manufactured Housing Contract
                    Ser. 01-B, Class A6, 6.467s, 2028                                      216,834
...................................................................................................
           231,300  Morgan Stanley Dean Witter Capital I
                    Ser. 01-AM1, Class M2, FRN, 3.508s, 2032                               229,132
...................................................................................................
           294,000  Oakwood Mortgage Investors, Inc.
                    Ser. 01-E, Class A, IO, 6s, 2009                                        69,951
...................................................................................................
         2,555,000  Residential Asset Securities Corp.
                    IO, Ser. 01-KS3, Class A, 5s, 2004                                     160,885
...................................................................................................
            90,000  Vanderbilt Mortgage Finance
                    Ser. 00-B, Class IA4, 8.525s, 2025                                      96,314
...................................................................................................
           550,000  Vanderbilt Mortgage Finance
                    Ser. 01-B, Class A4, 6.62s, 2027                                       537,589
...................................................................................................
           404,685  Xerox Equipment Lease Owner Trust
                    144A FRN Ser. 01-1, Class A, 4.08s, 2008                               406,709
--------------------------------------------------------------------------------------------------
                    Total Asset-Backed Securities
                    (cost $6,860,678)                                                   $6,835,075
--------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (0.3%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
        $1,350,000  Ontario (Province of) sr. unsub.
                    5 1/2s, 2008 (Canada)                                               $1,354,172
...................................................................................................
           555,000  Quebec (Province of) sr. unsub.
                    5 3/4s, 2009 (Canada)                                                  556,532
--------------------------------------------------------------------------------------------------
                    Total Foreign Government
                    Bonds and Notes
                    (cost $1,837,615)                                                   $1,910,704
--------------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.2%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                            Value
...................................................................................................
            11,000  California Federal Bancorp, Inc.
                    Ser. A, $2.281 pfd.                                                   $274,890
...................................................................................................
            40,000  CSBI Capital Trust I 144A company
                    guaranty Ser. A, 11.75% pfd.                                            44,200
...................................................................................................
               131  Delta Financial Corp. Ser. A,
                    $10.00 cum. pfd.                                                         1,638
...................................................................................................
           820,000  First Union Capital II Ser. A, 7.95% pfd.                              845,658
...................................................................................................
                 6  Intermedia Communications, Inc.
                    Ser. B, 13.50% pfd. (PIK)                                                6,210
--------------------------------------------------------------------------------------------------
                    Total Preferred Stocks
                    (cost $1,094,620)                                                   $1,172,596
--------------------------------------------------------------------------------------------------
UNITS (--%) (a) (NON)
--------------------------------------------------------------------------------------------------
Number of Units                                                                              Value
...................................................................................................
             2,600  Infosys Technologies, Ltd. 144A
                    Structured Call Warrants, (issued by
                    UBS AG) expiration 7/16/02 (India)                                    $220,279
...................................................................................................
             1,000  Lehman Brothers Holdings, Inc. 144A
                    Structured Warrants (issued by Lehman
                    Brothers Finance S.A.) expiration 9/3/02                                66,870
--------------------------------------------------------------------------------------------------
                    Total Units
                    (cost $271,194)                                                       $287,149
--------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
--------------------------------------------------------------------------------------------------
Number of Warrants                                                   Expiration Date         Value
...................................................................................................
                70  Birch Telecommunications,
                    Inc. 144A (PIK)                                          6/15/08            $7
...................................................................................................
             1,389  Delta Financial Corp.                                   12/21/10             1
...................................................................................................
             1,800  Diva Systems Corp. 144A                                   3/1/08            18
...................................................................................................
             1,130  Genesis Health Ventures, Inc.                            10/1/02         5,369
...................................................................................................
               180  Horizon PCS, Inc.                                        10/1/10         7,200
...................................................................................................
               100  IWO Holdings, Inc.                                       1/15/11         7,000
...................................................................................................
                80  Mediq, Inc. 144A                                          6/1/09             1
...................................................................................................
                70  Pliant Corp. 144A                                         6/1/10           140
...................................................................................................
                40  Raintree Resort 144A                                     12/1/04             1
...................................................................................................
                80  Startec Global
                    Communications Corp.                                     5/15/08             1
...................................................................................................
               150  UIH Australia/Pacific, Inc. 144A                         5/15/06             2
...................................................................................................
             2,152  United Artists Theatre                                    3/2/08        17,216
...................................................................................................
                10  Versatel Telecom
                    NV (Netherlands)                                         5/15/08             5
--------------------------------------------------------------------------------------------------
                    Total Warrants
                    (cost $339,023)                                                        $36,961
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (12.1%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
        $8,922,000  Old Line Funding Corp. 2.07s,
                    January 22, 2002                                                    $8,915,331
...................................................................................................
        10,000,000  Sheffield Receivables Corp. 1.85s,
                    January 22, 2002                                                     9,988,916
...................................................................................................
         8,885,000  US Treasury Bill zero %, June 13, 2002 (SEG)                         8,812,383
...................................................................................................
        13,102,535  Short-term investments held as
                    collateral for loaned securities with
                    yields ranging from 1.78% to 2.625%
                    and due dates ranging from
                    January 2, 2002 to February 28, 2002 (d)                            13,085,636
...................................................................................................
        18,040,000  Interest in $600,000,000 joint
                    tri-party repurchase agreement dated
                    December 31, 2001 with Goldman Sachs
                    & Co. due January 2, 2002 with respect
                    to various U.S. Government obligations --
                    maturity value of $18,041,794 for an
                    effective yield of 1.79%                                            18,040,000
...................................................................................................
        18,040,000  Interest in $500,000,000 joint
                    tri-party repurchase agreement dated
                    December 31, 2001 with Credit Suisse
                    first Boston due January 2, 2002 with
                    respect to various U.S. Government
                    obligations -- maturity value of
                    $18,041,804 for an effective yield
                    of 1.80%                                                            18,040,000
--------------------------------------------------------------------------------------------------
                    Total Short-Term Investments
                    (cost $76,886,455)                                                 $76,882,266
--------------------------------------------------------------------------------------------------
                    Total Investments
                    (cost $645,802,112) (b)                                           $642,517,115
--------------------------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2001
(aggregate face value $62,552,698)
-----------------------------------------------------------------------------
                                                                  Unrealized
                                          Aggregate    Delivery  Appreciation/
                            Market Value  Face Value     Date   (Depreciation)
..............................................................................
Australian Dollars          $17,210,186  $17,434,750  3/20/2002     $(224,564)
..............................................................................
British Pounds               19,813,158   19,418,499  3/20/2002       394,659
..............................................................................
Canadian Dollars              8,638,046    8,676,569  3/20/2002       (38,523)
..............................................................................
Euro                          6,435,345    6,445,390  3/20/2002       (10,045)
..............................................................................
Norwegian Krone               3,131,297    3,121,918  3/20/2002         9,379
..............................................................................
Swedish Krona                 5,910,184    5,863,402  3/20/2002        46,782
..............................................................................
Swiss Franc                   1,573,792    1,592,170  3/20/2002       (18,378)
-----------------------------------------------------------------------------
                                                                     $159,310
-----------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 2001
(aggregate face value $94,858,195)
-----------------------------------------------------------------------------
                                                                  Unrealized
                                Market     Aggregate   Delivery  Appreciation/
                                Value      Face Value    Date   (Depreciation)
..............................................................................
Australian Dollars           $1,645,032   $1,668,941  3/20/2002       $23,909
..............................................................................
British Pounds               27,252,488   26,738,176  3/20/2002      (514,312)
..............................................................................
Canadian Dollars              3,075,175    3,091,472  3/20/2002        16,297
..............................................................................
Euro                         39,841,918   39,840,910  3/20/2002        (1,008)
..............................................................................
Hong Kong Dollars             2,065,455    2,065,544  3/20/2002            89
..............................................................................
Japanese Yen                 12,752,014   13,541,979  3/20/2002       789,965
..............................................................................
Swedish Krona                 2,517,194    2,492,944  3/20/2002       (24,250)
..............................................................................
Swiss Franc                   5,382,598    5,418,229  3/20/2002        35,631
-----------------------------------------------------------------------------
                                                                     $326,321
-----------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 2001
-----------------------------------------------------------------------------
                                                                  Unrealized
                                           Aggregate  Expiration Appreciation/
                            Total Value    Face Value    Date   (Depreciation)
..............................................................................
CAC40 Euro (Long)            $4,086,579   $3,918,198    Jan-02       $168,381
..............................................................................
DAX Index (Long)              5,542,564    5,432,188    Mar-02        110,376
..............................................................................
DJ Euro (Short)              14,088,448   13,550,057    Mar-02       (538,391)
..............................................................................
Euro (Short)                 14,458,688   14,454,802    Mar-02         (3,886)
..............................................................................
FT-SE 100 Index
(Short)                       9,402,975    9,346,363    Mar-02        (56,612)
..............................................................................
Hang Seng Index
(Short)                         729,446      727,928    Jan-02         (1,518)
..............................................................................
MIB 30 Index (Long)           8,081,129    8,023,557    Mar-02         57,572
..............................................................................
Russell 2000 Index
(Short)                      35,963,550   34,799,361    Mar-02     (1,164,189)
..............................................................................
Russell 2000 Index
(Long)                       31,559,850   30,707,948    Mar-02        851,902
..............................................................................
S&P 500 Index (Long)         72,112,300   71,657,375    Mar-02        454,925
..............................................................................
S&P/TSE Index (Short)         1,882,782    1,840,900    Mar-02        (41,882)
..............................................................................
SPI 200 Index (Short)         1,705,100    1,669,032    Mar-02        (36,068)
..............................................................................
Topix Index (Short)           6,863,510    6,803,796    Mar-02        (59,714)
..............................................................................
U.S. Agency 10yr. (Long)        301,500      293,075    Mar-02          8,425
..............................................................................
U.S. Treasury Bond
(Short)                       3,350,531    3,422,069    Mar-02         71,538
..............................................................................
U.S. Treasury
2yr. (Short)                 39,080,078   38,917,574    Mar-02       (162,504)
..............................................................................
U.S. Treasury
5yr. (Short)                  2,963,186    2,946,072    Mar-02        (17,114)
..............................................................................
U.S. Treasury
5yr. (Long)                   1,375,766    1,373,282    Mar-02          2,484
..............................................................................
U.S. Treasury
10yr. (Short)                11,039,766   11,068,476    Mar-02         28,710
..............................................................................
U.S. Treasury
10yr. (Long)                    315,422      318,638    Mar-02         (3,216)
-----------------------------------------------------------------------------
                                                                    $(330,781)
-----------------------------------------------------------------------------


TBA Sales Commitments at December 31, 2001
(premium received $2,744,573)
-----------------------------------------------------------------------------
                                             Principal  Settlement    Market
Agency                                        Amount       Date       Value
..............................................................................
FNMA, 6s, December 2031                     $2,858,000   1/14/02   $2,794,581
-----------------------------------------------------------------------------
Swap Contracts Outstanding at December 31, 2001
-----------------------------------------------------------------------------
                                            Notional  Termination Unrealized
                                             Amount       Date   Depreciation
..............................................................................
Agreement with J.P. Morgan
Securities, Inc. dated March 26, 2001
to receive (pay) monthly the
notional amount multiplied by
the return of the Lehman Brothers
U.S. Government Bond Index,
adjusted by a specified spread
and pay (receive) monthly the
notional amount multiplied by
USD LIBOR-BBA adjusted by
a specified spread.                        $79,115,085   Apr-02   $(1,190,149)
-----------------------------------------------------------------------------


Diversification by Country
-----------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2001: (as percentage of Market Value)
-----------------------------------------------------------------------------
Bermuda                                                                   0.8%
..............................................................................
Canada                                                                    1.0
..............................................................................
France                                                                    2.3
..............................................................................
Germany                                                                   1.0
..............................................................................
Japan                                                                     2.1
..............................................................................
Netherlands                                                               1.0
..............................................................................
South Korea                                                               0.9
..............................................................................
Switzerland                                                               0.9
..............................................................................
United Kingdom                                                            3.8
..............................................................................
United States                                                            82.5
..............................................................................
Other                                                                     3.7
..............................................................................
Total                                                                   100.0%
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.







Putnam VT Global Growth Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (99.1%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Airlines (0.6%)
...........................................................................................................................
          3,175,200  Qantas Airways, Ltd. (Australia)                                                           $5,980,248
...........................................................................................................................
            433,400  Qantas Airways, Ltd. 144A (Australia)                                                         816,276
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,796,524
--------------------------------------------------------------------------------------------------------------------------
Automotive (2.7%)
...........................................................................................................................
            488,900  Bayerische Motoren Werke (BMW)
                     AG (Germany)                                                                               17,212,903
...........................................................................................................................
            259,700  Honda Motor Co., Ltd. (Japan)                                                              10,365,406
...........................................................................................................................
             74,200  Peugeot SA (France)                                                                         3,154,023
...........................................................................................................................
             87,100  Toyota Motor Corp. (Japan)                                                                  2,206,830
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                32,939,162
--------------------------------------------------------------------------------------------------------------------------
Banking (3.9%)
...........................................................................................................................
            520,199  Banco Popular Espanol (Spain)                                                              17,078,433
...........................................................................................................................
          1,067,200  HSBC Holdings PLC (United Kingdom)                                                         12,517,095
...........................................................................................................................
            207,200  Standard Chartered PLC
                     (United Kingdom)                                                                            2,472,443
...........................................................................................................................
            339,500  U.S. Bancorp                                                                                7,105,735
...........................................................................................................................
          1,094,400  Westpac Banking Corp. (Australia)                                                           8,824,595
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                47,998,301
--------------------------------------------------------------------------------------------------------------------------
Beverage (1.1%)
...........................................................................................................................
            155,800  Companhia de Bebidas das Americas
                     (AmBev) ADR (Brazil)                                                                        3,161,182
...........................................................................................................................
            205,500  PepsiCo, Inc.                                                                              10,005,795
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,166,977
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.9%)
...........................................................................................................................
            392,300  Echostar Communications Corp. Class A (NON)                                                10,776,481
--------------------------------------------------------------------------------------------------------------------------
Building Materials (0.6%)
...........................................................................................................................
            958,000  Matsushita Electric Works, Ltd. (Japan)                                                     7,888,595
--------------------------------------------------------------------------------------------------------------------------
Chemicals (0.7%)
...........................................................................................................................
            154,600  Syngenta AG (Switzerland) (NON)                                                             8,013,259
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.8%)
...........................................................................................................................
          1,339,700  Autostrade SpA (Italy)                                                                      9,302,287
...........................................................................................................................
              9,000  Toppan Printing Co., Ltd. (Japan)                                                              83,039
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,385,326
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (4.4%)
...........................................................................................................................
            566,100  Avaya, Inc. (NON)                                                                           6,878,115
...........................................................................................................................
          2,544,017  Cisco Systems, Inc. (NON)                                                                  46,072,148
...........................................................................................................................
             89,500  Juniper Networks, Inc. (NON)                                                                1,696,025
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                54,646,288
--------------------------------------------------------------------------------------------------------------------------
Computers (1.6%)
...........................................................................................................................
            639,800  Compaq Computer Corp.                                                                       6,244,448
...........................................................................................................................
            170,600  Dell Computer Corp. (NON)                                                                   4,636,908
...........................................................................................................................
            246,200  VeriSign, Inc. (NON)                                                                        9,365,448
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,246,804
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (5.0%)
...........................................................................................................................
            438,676  General Electric Co.                                                                       17,582,134
...........................................................................................................................
            752,800  Tyco International, Ltd. (Bermuda)                                                         44,339,920
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                61,922,054
--------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.4%)
...........................................................................................................................
             57,100  Swatch Group AG (The) Class B
                     (Switzerland)                                                                               5,136,311
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.6%)
...........................................................................................................................
            144,600  Capital One Financial Corp.                                                                 7,801,170
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.5%)
...........................................................................................................................
            117,000  Colgate-Palmolive Co.                                                                       6,756,750
--------------------------------------------------------------------------------------------------------------------------
Distribution (1.2%)
...........................................................................................................................
            548,000  SYSCO Corp.                                                                                14,368,560
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.7%)
...........................................................................................................................
             85,700  E.On AG (Germany)                                                                           4,455,344
...........................................................................................................................
            106,176  Electrabel SA (Belgium)                                                                    22,117,183
...........................................................................................................................
            248,300  Reliant Energy, Inc.                                                                        6,584,916
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                33,157,443
--------------------------------------------------------------------------------------------------------------------------
Electronics (10.5%)
...........................................................................................................................
            637,400  Agere Systems, Inc. Class A (NON)                                                           3,626,806
...........................................................................................................................
            508,600  Applied Micro Circuits Corp. (NON)                                                          5,757,352
...........................................................................................................................
            152,300  Broadcom Corp. Class A (NON)                                                                6,224,501
...........................................................................................................................
          3,357,000  Chartered Semiconductor
                     Manufacturing, Ltd. (Singapore) (NON)                                                       8,910,780
...........................................................................................................................
            650,200  Hitachi Chemical Co., Ltd. (Japan)                                                          6,093,377
...........................................................................................................................
            685,300  Intel Corp.                                                                                21,552,685
...........................................................................................................................
             68,400  Intersil Corp. Class A (NON)                                                                2,205,900
...........................................................................................................................
             69,000  Maxim Integrated Products, Inc. (NON)                                                       3,623,190
...........................................................................................................................
            586,400  OMRON Corp. (Japan)                                                                         7,831,495
...........................................................................................................................
            532,400  PMC - Sierra, Inc. (NON)                                                                   11,318,824
...........................................................................................................................
            134,700  RF Micro Devices, Inc. (NON)                                                                2,590,281
...........................................................................................................................
             14,200  Rohm Co., Ltd. (Japan)                                                                      1,843,340
...........................................................................................................................
             99,260  Samsung Electronics Co., Ltd.
                     (South  Korea)                                                                             21,085,381
...........................................................................................................................
            141,300  Sanmina Corp. (NON)                                                                         2,811,870
...........................................................................................................................
          1,711,000  Taiwan Semiconductor Manufacturing
                     Co. (Taiwan) (NON)                                                                          4,279,946
...........................................................................................................................
            503,900  Thomson Multimedia SA (France) (NON)                                                       15,475,726
...........................................................................................................................
            109,200  Xilinx, Inc. (NON)                                                                          4,264,260
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               129,495,714
--------------------------------------------------------------------------------------------------------------------------
Entertainment (0.5%)
...........................................................................................................................
            131,000  Viacom, Inc. Class B (NON)                                                                  5,783,650
--------------------------------------------------------------------------------------------------------------------------
Financial (2.9%)
...........................................................................................................................
          1,204,200  Dexia (Belgium)                                                                            17,366,057
...........................................................................................................................
            104,237  Fannie Mae                                                                                  8,286,842
...........................................................................................................................
            158,400  Freddie Mac                                                                                10,359,360
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                36,012,259
--------------------------------------------------------------------------------------------------------------------------
Food (1.8%)
...........................................................................................................................
            663,500  Kraft Foods, Inc. Class A                                                                  22,578,905
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.7%)
...........................................................................................................................
            148,800  Cardinal Health, Inc.                                                                       9,621,408
...........................................................................................................................
            328,400  HCA, Inc.                                                                                  12,656,536
...........................................................................................................................
             46,100  McKesson Corp.                                                                              1,724,140
...........................................................................................................................
            304,200  UnitedHealth Group, Inc.                                                                   21,528,234
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                45,530,318
--------------------------------------------------------------------------------------------------------------------------
Insurance (5.0%)
...........................................................................................................................
            247,800  ACE, Ltd. (Bermuda)                                                                         9,949,170
...........................................................................................................................
            331,200  Aegon NV (Netherlands)                                                                      8,962,961
...........................................................................................................................
            722,700  AFLAC, Inc.                                                                                17,749,512
...........................................................................................................................
            142,825  American International Group, Inc.                                                         11,340,305
...........................................................................................................................
            264,700  ING Groep NV (Netherlands)                                                                  6,748,613
...........................................................................................................................
            114,600  Manulife Financial Corp. (Canada)                                                           2,987,068
...........................................................................................................................
             14,540  Muenchener Rueckversicherungs-
                     Gesellschaft AG (Germany)                                                                   3,947,770
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                61,685,399
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (3.7%)
...........................................................................................................................
            919,000  Banca Fideuram SpA (Italy)                                                                  7,354,663
...........................................................................................................................
            160,150  Goldman Sachs Group, Inc. (The)                                                            14,853,913
...........................................................................................................................
            148,550  MLP AG (Germany)                                                                           10,896,511
...........................................................................................................................
            132,800  Orix Corp. (Japan)                                                                         11,898,134
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                45,003,221
--------------------------------------------------------------------------------------------------------------------------
Leisure (0.6%)
...........................................................................................................................
            135,800  Harley-Davidson, Inc.                                                                       7,375,298
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.9%)
...........................................................................................................................
            577,200  Cendant Corp. (NON)                                                                        11,318,892
--------------------------------------------------------------------------------------------------------------------------
Media (2.8%)
...........................................................................................................................
            291,800  AOL Time Warner, Inc. (NON)                                                                 9,366,780
...........................................................................................................................
            265,700  Liberty Media Corp. Class A (NON)                                                           3,719,800
...........................................................................................................................
            768,100  USA Networks, Inc. (NON)                                                                   20,976,811
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                34,063,391
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (1.4%)
...........................................................................................................................
          1,014,500  Amersham PLC (United Kingdom)                                                               9,810,016
...........................................................................................................................
             83,700  Guidant Corp. (NON)                                                                         4,168,260
...........................................................................................................................
            122,300  Zimmer Holdings, Inc. (NON)                                                                 3,735,042
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,713,318
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.4%)
...........................................................................................................................
            262,900  Royal Dutch Petroleum Co.
                     (Netherlands)                                                                              13,316,511
...........................................................................................................................
             23,650  TotalFinaElf SA Class B (France)                                                            3,376,938
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,693,449
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (15.6%)
...........................................................................................................................
            115,400  Allergan, Inc.                                                                              8,660,770
...........................................................................................................................
            449,200  AstraZeneca PLC (United Kingdom)                                                           20,250,878
...........................................................................................................................
          1,119,225  GlaxoSmithKline PLC (United Kingdom)                                                       28,062,436
...........................................................................................................................
            105,300  Merck & Company, Inc.                                                                       6,191,640
...........................................................................................................................
            582,800  Novartis AG (Switzerland)                                                                  21,075,217
...........................................................................................................................
            618,900  Pfizer, Inc.                                                                               24,663,165
...........................................................................................................................
             86,600  Roche Holdings AG (Switzerland)                                                             6,184,969
...........................................................................................................................
            382,410  Sanofi-Synthelabo SA (France)                                                              28,527,312
...........................................................................................................................
            696,300  Schering-Plough Corp.                                                                      24,934,503
...........................................................................................................................
            350,000  Takeda Chemical Industries (Japan)                                                         15,839,280
...........................................................................................................................
            275,000  Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                     7,261,419
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               191,651,589
--------------------------------------------------------------------------------------------------------------------------
Photography (0.3%)
...........................................................................................................................
            189,000  Ricoh Co., Ltd. (Japan)                                                                     3,519,365
--------------------------------------------------------------------------------------------------------------------------
Retail (4.0%)
...........................................................................................................................
            105,900  Best Buy Companies, Inc. (NON)                                                              7,887,432
...........................................................................................................................
            400,900  Circuit City Stores-Circuit City Group                                                     10,403,355
...........................................................................................................................
             27,600  Fast Retailing Co., Ltd. (Japan)                                                            2,455,955
...........................................................................................................................
            854,100  GUS PLC (United Kingdom)                                                                    8,016,617
...........................................................................................................................
             53,800  Kohls Corp. (NON)                                                                           3,789,672
...........................................................................................................................
            819,100  Limited, Inc. (The)                                                                        12,057,152
...........................................................................................................................
            382,200  Next PLC (United Kingdom)                                                                   4,977,788
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                49,587,971
--------------------------------------------------------------------------------------------------------------------------
Software (7.4%)
...........................................................................................................................
            265,700  BMC Software, Inc. (NON)                                                                    4,349,509
...........................................................................................................................
            386,300  Computer Associates International, Inc.                                                    13,323,487
...........................................................................................................................
            191,400  Electronic Arts, Inc. (NON)                                                                11,474,430
...........................................................................................................................
            199,400  Intuit, Inc. (NON)                                                                          8,530,332
...........................................................................................................................
            772,100  Microsoft Corp. (NON)                                                                      51,151,625
...........................................................................................................................
            199,400  Oracle Corp. (NON)                                                                          2,753,714
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                91,583,097
--------------------------------------------------------------------------------------------------------------------------
Technology Services (1.4%)
...........................................................................................................................
            657,200  Accenture, Ltd. Class A (Bermuda) (NON)                                                    17,691,824
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (6.1%)
...........................................................................................................................
          2,722,000  China Unicom, Ltd. (Hong Kong) (NON)                                                        3,002,065
...........................................................................................................................
              1,087  Nippon Telegraph and Telephone Corp.
                     (NTT) (Japan)                                                                               3,542,176
...........................................................................................................................
          1,226,700  Orange SA (France) (NON)                                                                   11,116,645
...........................................................................................................................
          1,617,800  Portugal Telecom SGPS SA (Portugal) (NON)                                                  12,601,449
...........................................................................................................................
            571,600  Qwest Communications International, Inc.                                                    8,076,708
...........................................................................................................................
             42,650  SK Telecom Co., Ltd. (South Korea)                                                          8,702,756
...........................................................................................................................
            403,000  Sprint Corp. (PCS Group) (NON)                                                              9,837,230
...........................................................................................................................
            773,300  Telecom Italia SpA (Italy)                                                                  6,608,560
...........................................................................................................................
          4,295,083  Vodafone Group PLC (United Kingdom)                                                        11,234,743
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                74,722,332
--------------------------------------------------------------------------------------------------------------------------
Tobacco (0.5%)
...........................................................................................................................
            133,700  Philip Morris Companies, Inc.                                                               6,130,145
--------------------------------------------------------------------------------------------------------------------------
Toys (0.9%)
...........................................................................................................................
             63,900  Nintendo Co., Ltd. (Japan)                                                                 11,191,705
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $1,223,289,906)                                                                  $1,220,331,847
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.4%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
        $49,023,054  Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 1.78% to 2.625% and due dates
                     ranging from January 2, 2002 to
                     February 28, 2002 (d)                                                                     $48,959,825
...........................................................................................................................
         11,323,000  Interest in $500,000,000 joint tri-party
                     agreement dated December 31, 2001
                     with Credit Suisse First Boston due
                     January 2, 2002 with respect to various
                     U.S. Government obligations -- maturity
                     value of $11,324,132 for an effective yield
                     of 1.80%                                                                                   11,323,000
...........................................................................................................................
          5,723,000  Interest in $221,765,000 joint repurchase
                     agreement dated December 31, 2001 with
                     Lehman Brothers, Inc. due January 2, 2002
                     with respect to various U.S. Government
                     obligations -- maturity value of
                     $5,723,563 for an effective yield
                     of 1.77%                                                                                    5,723,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $66,005,825)                                                                        $66,005,825
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $1,289,295,731) (b)                                                              $1,286,337,672
--------------------------------------------------------------------------------------------------------------------------


Diversification by Country
--------------------------------------------------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2001: (as percentage of Market Value)
-----------------------------------------------------------------------------
Australia                                                                 1.2%
..............................................................................
Belgium                                                                   3.1
..............................................................................
Bermuda                                                                   4.8
..............................................................................
France                                                                    4.8
..............................................................................
Germany                                                                   2.8
..............................................................................
Italy                                                                     1.8
..............................................................................
Japan                                                                     7.2
..............................................................................
Netherlands                                                               2.3
..............................................................................
Portugal                                                                  1.0
..............................................................................
Singapore                                                                 0.7
..............................................................................
South Korea                                                               2.3
..............................................................................
Spain                                                                     1.3
..............................................................................
Switzerland                                                               3.1
..............................................................................
United Kingdom                                                            7.6
..............................................................................
United States                                                            55.0
..............................................................................
Other                                                                     1.0
-----------------------------------------------------------------------------
Total                                                                   100.0%
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.






Putnam VT Growth and Income Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (98.3%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                            Value
...................................................................................................
Advertising and Marketing Services (0.2%)
...................................................................................................
           529,100  Interpublic Group of Companies, Inc.                               $15,629,614
--------------------------------------------------------------------------------------------------
Aerospace and Defense (2.1%)
...................................................................................................
         1,353,600  Boeing Co.                                                          52,492,608
...................................................................................................
           128,221  General Dynamics Corp.                                              10,211,520
...................................................................................................
           264,092  Goodrich Corp.                                                       7,030,129
...................................................................................................
           799,802  Lockheed Martin Corp.                                               37,326,759
...................................................................................................
           763,005  Rockwell Collins, Inc.                                              14,878,598
...................................................................................................
           681,970  United Technologies Corp.                                           44,075,721
--------------------------------------------------------------------------------------------------
                                                                                       166,015,335
--------------------------------------------------------------------------------------------------
Airlines (0.1%)
...................................................................................................
           447,910  Southwest Airlines Co.                                               8,277,377
--------------------------------------------------------------------------------------------------
Automotive (1.0%)
...................................................................................................
         2,899,421  Ford Motor Co.                                                      45,578,898
...................................................................................................
           423,857  General Motors Corp.                                                20,599,450
...................................................................................................
           295,707  Lear Corp. (NON)                                                    11,278,265
--------------------------------------------------------------------------------------------------
                                                                                        77,456,613
--------------------------------------------------------------------------------------------------
Banking (10.5%)
...................................................................................................
         2,237,555  Bank of America Corp.                                              140,854,087
...................................................................................................
         1,472,705  Bank of New York Company, Inc. (The)                                60,086,364
...................................................................................................
         1,504,835  Bank One Corp.                                                      58,763,807
...................................................................................................
           381,211  BB&T Corp.                                                          13,765,529
...................................................................................................
           633,045  Charter One Financial, Inc.                                         17,187,172
...................................................................................................
           867,860  Comerica, Inc.                                                      49,728,378
...................................................................................................
           349,661  Fifth Third Bancorp                                                 21,444,709
...................................................................................................
           244,243  First Tennessee National Corp.                                       8,856,251
...................................................................................................
         1,266,467  FleetBoston Financial Corp.                                         46,226,046
...................................................................................................
           221,040  KeyCorp                                                              5,380,114
...................................................................................................
            79,900  M&T Bank Corp.                                                       5,820,715
...................................................................................................
         1,249,879  Mellon Financial Corp.                                              47,020,448
...................................................................................................
           847,251  National City Corp.                                                 24,773,619
...................................................................................................
           151,554  PNC Financial Services Group                                         8,517,335
...................................................................................................
           523,300  Sovereign Bancorp, Inc.                                              6,405,192
...................................................................................................
           160,804  SunTrust Banks, Inc.                                                10,082,411
...................................................................................................
           615,700  Synovus Financial Corp.                                             15,423,285
...................................................................................................
         5,627,617  U.S. Bancorp                                                       117,786,024
...................................................................................................
           585,440  Wachovia Corp.                                                      18,359,398
...................................................................................................
           745,962  Washington Mutual, Inc.                                             24,392,957
...................................................................................................
         2,925,251  Wells Fargo & Co.                                                  127,102,156
...................................................................................................
            82,451  Zions Bancorporation                                                 4,335,274
--------------------------------------------------------------------------------------------------
                                                                                       832,311,271
--------------------------------------------------------------------------------------------------
Beverage (3.8%)
...................................................................................................
            42,200  Adolf Coors Co. Class B                                              2,253,480
...................................................................................................
         1,364,673  Anheuser-Busch Companies, Inc.                                      61,696,866
...................................................................................................
         2,515,610  Coca-Cola Co. (The)                                                118,611,012
...................................................................................................
         1,166,459  Coca-Cola Enterprises, Inc.                                         22,092,733
...................................................................................................
           443,342  Fortune Brands, Inc.                                                17,551,910
...................................................................................................
           181,600  Pepsi Bottling Group, Inc. (The)                                     4,267,600
...................................................................................................
         1,516,921  PepsiCo, Inc.                                                       73,858,883
--------------------------------------------------------------------------------------------------
                                                                                       300,332,484
--------------------------------------------------------------------------------------------------
Building Materials (--%)
...................................................................................................
            26,239  Vulcan Materials Co.                                                 1,257,898
--------------------------------------------------------------------------------------------------
Cable Television (0.1%)
...................................................................................................
           259,400  Comcast Corp. Class A (NON)                                          9,338,400
--------------------------------------------------------------------------------------------------
Chemicals (2.2%)
...................................................................................................
           188,600  Air Products & Chemicals, Inc.                                       8,847,226
...................................................................................................
           270,528  Avery Dennison Corp.                                                15,292,948
...................................................................................................
           668,600  Dow Chemical Co. (The)                                              22,585,308
...................................................................................................
         1,396,033  E.I. du Pont de Nemours & Co.                                       59,345,363
...................................................................................................
           467,666  Eastman Chemical Co.                                                18,248,327
...................................................................................................
           231,336  Hercules, Inc. (NON)                                                 2,313,360
...................................................................................................
           229,057  Minnesota Mining & Manufacturing
                    Co. (3M)                                                            27,076,828
...................................................................................................
           228,646  PPG Industries, Inc.                                                11,825,571
...................................................................................................
           199,615  Rohm & Haas Co.                                                      6,912,667
--------------------------------------------------------------------------------------------------
                                                                                       172,447,598
--------------------------------------------------------------------------------------------------
Coal (0.1%)
...................................................................................................
           182,290  Arch Coal, Inc.                                                      4,137,983
...................................................................................................
            62,438  Peabody Energy Corp.                                                 1,760,127
--------------------------------------------------------------------------------------------------
                                                                                         5,898,110
--------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.4%)
...................................................................................................
            62,508  Cintas Corp.                                                         3,000,384
...................................................................................................
           297,879  Sabre Holdings Corp. (NON)                                          12,615,176
...................................................................................................
         2,949,800  Service Corp. International (NON)                                   14,719,502
--------------------------------------------------------------------------------------------------
                                                                                        30,335,062
--------------------------------------------------------------------------------------------------
Communications Equipment (0.1%)
...................................................................................................
           398,200  Avaya, Inc. (NON)                                                    4,838,130
...................................................................................................
           717,081  Lucent Technologies, Inc.                                            4,510,439
--------------------------------------------------------------------------------------------------
                                                                                         9,348,569
--------------------------------------------------------------------------------------------------
Computers (4.7%)
...................................................................................................
         4,656,849  Compaq Computer Corp.                                               45,450,846
...................................................................................................
           577,122  Dell Computer Corp. (NON)                                           15,686,176
...................................................................................................
         3,894,880  Hewlett-Packard Co.                                                 80,000,835
...................................................................................................
         1,777,525  IBM Corp.                                                          215,009,424
...................................................................................................
           100,695  Lexmark International, Inc. (NON)                                    5,941,005
...................................................................................................
           236,493  NCR Corp. (NON)                                                      8,717,132
...................................................................................................
           159,662  Symbol Technologies, Inc.                                            2,535,433
--------------------------------------------------------------------------------------------------
                                                                                       373,340,851
--------------------------------------------------------------------------------------------------
Conglomerates (3.9%)
...................................................................................................
            20,253  Berkshire Hathaway, Inc. Class B (NON)                             $51,138,825
...................................................................................................
         3,620,789  General Electric Co.                                               145,121,223
...................................................................................................
           965,084  Honeywell International, Inc.                                       32,639,141
...................................................................................................
            38,629  Textron, Inc.                                                        1,601,558
...................................................................................................
         1,330,786  Tyco International, Ltd. (Bermuda)                                  78,383,295
--------------------------------------------------------------------------------------------------
                                                                                       308,884,042
--------------------------------------------------------------------------------------------------
Consumer Finance (0.9%)
...................................................................................................
           276,303  Capital One Financial Corp.                                         14,906,547
...................................................................................................
           753,251  Household International, Inc.                                       43,643,363
...................................................................................................
           163,605  MBNA Corp.                                                           5,758,896
...................................................................................................
         1,267,242  Providian Financial Corp.                                            4,498,709
--------------------------------------------------------------------------------------------------
                                                                                        68,807,515
--------------------------------------------------------------------------------------------------
Consumer Goods (2.3%)
...................................................................................................
           124,200  Avon Products, Inc.                                                  5,775,300
...................................................................................................
           611,608  Clorox Co.                                                          24,189,096
...................................................................................................
         1,500,821  Gillette Co. (The)                                                  50,127,421
...................................................................................................
           564,170  Kimberly-Clark Corp.                                                33,737,366
...................................................................................................
           777,341  Procter & Gamble Co.                                                61,510,993
...................................................................................................
           119,184  Unilever NV (Netherlands)                                            6,866,190
--------------------------------------------------------------------------------------------------
                                                                                       182,206,366
--------------------------------------------------------------------------------------------------
Distribution (0.1%)
...................................................................................................
           217,908  SYSCO Corp.                                                          5,713,548
--------------------------------------------------------------------------------------------------
Electric Utilities (4.8%)
...................................................................................................
           344,577  CMS Energy Corp.                                                     8,280,185
...................................................................................................
           422,294  Consolidated Edison, Inc.                                           17,043,786
...................................................................................................
           377,379  Constellation Energy Group, Inc.                                    10,019,412
...................................................................................................
           142,000  Dominion Resources, Inc.                                             8,534,200
...................................................................................................
         1,133,591  Duke Energy Corp.                                                   44,504,783
...................................................................................................
           822,300  Edison International (NON)                                          12,416,730
...................................................................................................
         1,311,290  Entergy Corp.                                                       51,284,552
...................................................................................................
           493,522  Exelon Corp.                                                        23,629,833
...................................................................................................
           503,863  FirstEnergy Corp.                                                   17,625,128
...................................................................................................
           264,600  FPL Group, Inc.                                                     14,923,440
...................................................................................................
           208,416  Northeast Utilities                                                  3,674,374
...................................................................................................
           747,292  PG&E Corp.                                                          14,377,898
...................................................................................................
           179,309  PPL Corp.                                                            6,248,919
...................................................................................................
         1,217,217  Progress Energy, Inc.                                               54,811,282
...................................................................................................
           398,800  Public Service Enterprise Group, Inc.                               16,825,372
...................................................................................................
         1,658,701  Reliant Energy, Inc.                                                43,988,751
...................................................................................................
           176,934  Teco Energy, Inc.                                                    4,642,748
...................................................................................................
           539,957  TXU Corp.                                                           25,458,973
--------------------------------------------------------------------------------------------------
                                                                                       378,290,366
--------------------------------------------------------------------------------------------------
Electrical Equipment (0.6%)
...................................................................................................
           652,790  Emerson Electric Co.                                                37,274,309
...................................................................................................
           478,207  Rockwell International Corp.                                         8,540,777
--------------------------------------------------------------------------------------------------
                                                                                        45,815,086
--------------------------------------------------------------------------------------------------
Electronics (1.5%)
...................................................................................................
            72,343  Advanced Micro Devices, Inc. (NON)                                  $1,147,360
...................................................................................................
         1,095,332  Agere Systems, Inc. Class A (NON)                                    6,232,439
...................................................................................................
           250,000  Agilent Technologies, Inc. (NON)                                     7,127,500
...................................................................................................
           191,463  Atmel Corp. (NON)                                                    1,411,082
...................................................................................................
           293,117  Conexant Systems, Inc. (NON)                                         4,209,160
...................................................................................................
           311,845  Cypress Semiconductor Corp. (NON)                                    6,215,071
...................................................................................................
           219,575  Flextronics International, Ltd. (Singapore) (NON)                     5,267,604
...................................................................................................
           952,734  LSI Logic Corp. (NON)                                               15,034,143
...................................................................................................
         3,363,464  Motorola, Inc.                                                      50,519,229
...................................................................................................
         1,970,300  Solectron Corp. (NON)                                               22,224,984
--------------------------------------------------------------------------------------------------
                                                                                       119,388,572
--------------------------------------------------------------------------------------------------
Energy (0.9%)
...................................................................................................
           258,348  Baker Hughes, Inc.                                                   9,421,952
...................................................................................................
           814,030  Schlumberger, Ltd.                                                  44,730,949
...................................................................................................
           531,669  Transocean Sedco Forex, Inc.                                        17,981,046
--------------------------------------------------------------------------------------------------
                                                                                        72,133,947
--------------------------------------------------------------------------------------------------
Entertainment (0.3%)
...................................................................................................
           578,472  Viacom, Inc. Class B (NON)                                          25,539,539
--------------------------------------------------------------------------------------------------
Financial (6.7%)
...................................................................................................
         1,521,815  American Express Co.                                                54,313,577
...................................................................................................
         6,267,578  Citigroup, Inc.                                                    316,387,337
...................................................................................................
         1,123,706  Fannie Mae                                                          89,334,627
...................................................................................................
           749,078  Freddie Mac                                                         48,989,701
...................................................................................................
           174,592  MGIC Investment Corp.                                               10,775,818
...................................................................................................
           147,882  USA Education, Inc.                                                 12,425,046
--------------------------------------------------------------------------------------------------
                                                                                       532,226,106
--------------------------------------------------------------------------------------------------
Food (1.1%)
...................................................................................................
           285,036  Archer Daniels Midland Co.                                           4,090,267
...................................................................................................
            89,206  Campbell Soup Co.                                                    2,664,583
...................................................................................................
           215,000  General Mills, Inc.                                                 11,182,150
...................................................................................................
           413,000  H.J. Heinz Co.                                                      16,982,560
...................................................................................................
           589,057  Kellogg Co.                                                         17,730,616
...................................................................................................
           494,800  Kraft Foods, Inc. Class A                                           16,838,044
...................................................................................................
           876,349  Sara Lee Corp.                                                      19,481,238
--------------------------------------------------------------------------------------------------
                                                                                        88,969,458
--------------------------------------------------------------------------------------------------
Gaming & Lottery (0.2%)
...................................................................................................
           291,687  Harrah's Entertainment, Inc. (NON)                                  10,795,336
...................................................................................................
           285,655  MGM Mirage, Inc. (NON)                                               8,246,860
--------------------------------------------------------------------------------------------------
                                                                                        19,042,196
--------------------------------------------------------------------------------------------------
Health Care Services (1.5%)
...................................................................................................
           133,395  Cardinal Health, Inc.                                                8,625,321
...................................................................................................
           483,164  CIGNA Corp.                                                         44,765,145
...................................................................................................
           132,371  HCA, Inc.                                                            5,101,578
...................................................................................................
           280,385  Healthsouth Corp. (NON)                                              4,155,306
...................................................................................................
            11,797  McKesson Corp.                                                         441,208
...................................................................................................
           193,929  Quest Diagnostics, Inc. (NON)                                       13,906,649
...................................................................................................
           172,540  Tenet Healthcare Corp. (NON)                                       $10,131,549
...................................................................................................
           304,616  UnitedHealth Group, Inc.                                            21,557,674
...................................................................................................
            71,130  Wellpoint Health Networks, Inc. (NON)                                8,311,541
--------------------------------------------------------------------------------------------------
                                                                                       116,995,971
--------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.2%)
...................................................................................................
           453,151  Newell Rubbermaid, Inc.                                             12,493,373
...................................................................................................
            50,972  Whirlpool Corp.                                                      3,737,777
--------------------------------------------------------------------------------------------------
                                                                                        16,231,150
--------------------------------------------------------------------------------------------------
Insurance (1.5%)
...................................................................................................
           358,400  ACE, Ltd. (Bermuda)                                                 14,389,760
...................................................................................................
           405,181  AFLAC, Inc.                                                          9,951,245
...................................................................................................
           187,153  American International Group, Inc.                                  14,859,948
...................................................................................................
           349,800  Chubb Corp. (The)                                                   24,136,200
...................................................................................................
           397,074  Hartford Financial Services Group,
                    Inc. (The)                                                          24,948,159
...................................................................................................
            67,364  Jefferson-Pilot Corp.                                                3,116,932
...................................................................................................
            34,349  John Hancock Financial Services                                      1,418,614
...................................................................................................
            13,176  Loews Corp.                                                            729,687
...................................................................................................
           192,300  Principal Financial Group (NON)                                      4,615,200
...................................................................................................
           128,525  Torchmark Corp.                                                      5,054,888
...................................................................................................
           418,800  UnumProvident Corp.                                                 11,102,388
...................................................................................................
            90,900  XL Capital, Ltd. Class A (Bermuda)                                   8,304,624
--------------------------------------------------------------------------------------------------
                                                                                       122,627,645
--------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (5.1%)
...................................................................................................
            75,100  Bear Stearns Companies, Inc. (The)                                   4,403,864
...................................................................................................
           801,477  Goldman Sachs Group, Inc. (The)                                     74,336,992
...................................................................................................
         2,880,992  JPMorgan Chase & Co.                                               104,724,059
...................................................................................................
           265,303  Lehman Brothers Holdings, Inc.                                      17,722,240
...................................................................................................
         1,230,495  Merrill Lynch & Company, Inc.                                       64,133,399
...................................................................................................
         2,119,592  Morgan Stanley Dean Witter & Co.                                   118,569,976
...................................................................................................
           203,300  Prudential Financial, Inc. (NON)                                     6,747,527
...................................................................................................
           209,393  Stilwell Financial, Inc.                                             5,699,677
...................................................................................................
           277,681  T Rowe Price Group, Inc.                                             9,643,861
--------------------------------------------------------------------------------------------------
                                                                                       405,981,595
--------------------------------------------------------------------------------------------------
Lodging/Tourism (0.3%)
...................................................................................................
           384,029  Carnival Corp. Class A                                              10,783,534
...................................................................................................
           340,869  Cendant Corp. (NON)                                                  6,684,441
...................................................................................................
           230,200  Royal Caribbean Cruises, Ltd.                                        3,729,240
...................................................................................................
           149,664  Starwood Hotels & Resorts
                    Worldwide, Inc.                                                      4,467,470
--------------------------------------------------------------------------------------------------
                                                                                        25,664,685
--------------------------------------------------------------------------------------------------
Machinery (0.3%)
...................................................................................................
           237,398  Caterpillar, Inc.                                                   12,404,046
...................................................................................................
           235,150  Dover Corp.                                                          8,717,011
--------------------------------------------------------------------------------------------------
                                                                                        21,121,057
--------------------------------------------------------------------------------------------------
Manufacturing (0.3%)
...................................................................................................
           319,407  Illinois Tool Works, Inc.                                           21,630,242
--------------------------------------------------------------------------------------------------
Media (1.1%)
...................................................................................................
           617,101  Liberty Media Corp. Class A (NON)                                   $8,639,414
...................................................................................................
           321,076  USA Networks, Inc. (NON)                                             8,768,586
...................................................................................................
         3,177,898  Walt Disney Co. (The)                                               65,846,047
--------------------------------------------------------------------------------------------------
                                                                                        83,254,047
--------------------------------------------------------------------------------------------------
Medical Technology (0.1%)
...................................................................................................
           143,889  Becton, Dickinson and Co.                                            4,769,920
--------------------------------------------------------------------------------------------------
Metals (0.6%)
...................................................................................................
           787,879  Alcoa, Inc.                                                         28,009,098
...................................................................................................
           263,576  Barrick Gold Corp.                                                   4,204,037
...................................................................................................
           505,400  Freeport-McMoRan Copper & Gold, Inc.
                    Class A (NON)                                                        6,519,660
...................................................................................................
           493,300  Freeport-McMoRan Copper & Gold, Inc.
                    Class B (NON)                                                        6,605,287
--------------------------------------------------------------------------------------------------
                                                                                        45,338,082
--------------------------------------------------------------------------------------------------
Natural Gas Utilities (1.1%)
...................................................................................................
         1,026,382  Dynegy, Inc. Class A                                                26,172,741
...................................................................................................
           347,000  El Paso Corp.                                                       15,479,670
...................................................................................................
         1,268,011  NiSource, Inc.                                                      29,240,334
...................................................................................................
           330,927  Sempra Energy                                                        8,124,258
...................................................................................................
           776,135  Williams Companies, Inc. (The)                                      19,806,965
--------------------------------------------------------------------------------------------------
                                                                                        98,823,968
--------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.1%)
...................................................................................................
           135,206  Pitney Bowes, Inc.                                                   5,085,098
--------------------------------------------------------------------------------------------------
Oil & Gas (8.3%)
...................................................................................................
            55,720  Anadarko Petroleum Corp.                                             3,167,682
...................................................................................................
           579,688  BP PLC ADR (United Kingdom)                                         26,961,289
...................................................................................................
           740,175  Burlington Resources, Inc.                                          27,786,170
...................................................................................................
           772,962  Chevron Texaco Corp.                                                69,265,125
...................................................................................................
         1,325,391  Conoco, Inc.                                                        37,508,565
...................................................................................................
           195,693  EOG Resources, Inc.                                                  7,653,553
...................................................................................................
         6,809,366  Exxon Mobil Corp.                                                  267,608,084
...................................................................................................
            54,966  Kerr-McGee Corp.                                                     3,012,137
...................................................................................................
            41,600  Murphy Oil Corp.                                                     3,496,064
...................................................................................................
           165,331  Occidental Petroleum Corp.                                           4,386,231
...................................................................................................
           249,321  Phillips Petroleum Co.                                              15,024,083
...................................................................................................
         2,677,427  Royal Dutch Petroleum Co. PLC ADR
                    (Netherlands)                                                      131,247,472
...................................................................................................
         1,293,964  Unocal Corp.                                                        46,673,281
...................................................................................................
           581,310  USX-Marathon Group                                                  17,439,300
--------------------------------------------------------------------------------------------------
                                                                                       661,229,036
--------------------------------------------------------------------------------------------------
Paper & Forest Products (1.5%)
...................................................................................................
           184,000  Boise Cascade Corp.                                                  6,257,840
...................................................................................................
           413,042  Georgia-Pacific Group                                               11,404,090
...................................................................................................
           631,499  International Paper Co.                                             25,480,985
...................................................................................................
           832,600  Owens-Illinois, Inc. (NON)                                           8,317,674
...................................................................................................
            91,195  Sealed Air Corp. (NON)                                               3,722,580
...................................................................................................
           600,642  Smurfit-Stone Container Corp. (NON)                                  9,592,253
...................................................................................................
           211,700  Temple Inland, Inc.                                                 12,009,741
...................................................................................................
           811,176  Weyerhaeuser Co.                                                    43,868,398
--------------------------------------------------------------------------------------------------
                                                                                       120,653,561
--------------------------------------------------------------------------------------------------
Pharmaceuticals (10.9%)
...................................................................................................
         1,411,019  Abbott Laboratories                                                 78,664,309
...................................................................................................
         1,181,522  American Home Products Corp.                                        72,498,190
...................................................................................................
         2,828,889  Bristol-Myers Squibb Co.                                           144,273,339
...................................................................................................
         3,045,268  Johnson & Johnson                                                  179,975,339
...................................................................................................
           906,927  Lilly (Eli) & Co.                                                   71,230,047
...................................................................................................
         3,327,702  Merck & Company, Inc.                                              195,668,878
...................................................................................................
           779,353  Pharmacia Corp.                                                     33,239,405
...................................................................................................
         2,462,738  Schering-Plough Corp.                                               88,190,648
--------------------------------------------------------------------------------------------------
                                                                                       863,740,155
--------------------------------------------------------------------------------------------------
Photography/Imaging (0.6%)
...................................................................................................
           461,152  Eastman Kodak Co.                                                   13,571,705
...................................................................................................
         3,195,392  Xerox Corp.                                                         33,295,985
--------------------------------------------------------------------------------------------------
                                                                                        46,867,690
--------------------------------------------------------------------------------------------------
Power Producers (0.1%)
...................................................................................................
           364,441  AES Corp. (The) (NON)                                                5,958,610
--------------------------------------------------------------------------------------------------
Publishing (0.9%)
...................................................................................................
           346,407  Dow Jones & Co., Inc.                                               18,958,855
...................................................................................................
           495,160  McGraw-Hill Companies, Inc. (The)                                   30,194,857
...................................................................................................
            97,550  New York Times Co. (The) Class A                                     4,219,038
...................................................................................................
           547,556  Tribune Co.                                                         20,495,021
--------------------------------------------------------------------------------------------------
                                                                                        73,867,771
--------------------------------------------------------------------------------------------------
Railroads (0.7%)
...................................................................................................
         1,098,185  Burlington Northern Santa Fe Corp.                                  31,331,218
...................................................................................................
            77,722  CSX Corp.                                                            2,724,156
...................................................................................................
           829,863  Norfolk Southern Corp.                                              15,211,389
...................................................................................................
           130,100  Union Pacific Corp.                                                  7,415,700
--------------------------------------------------------------------------------------------------
                                                                                        56,682,463
--------------------------------------------------------------------------------------------------
Real Estate (0.3%)
...................................................................................................
           116,300  Boston Properties, Inc. (R)                                          4,419,400
...................................................................................................
           491,800  Equity Office Properties Trust (R)                                  14,793,344
...................................................................................................
           138,846  Equity Residential Properties Trust (R)                              3,986,269
--------------------------------------------------------------------------------------------------
                                                                                        23,199,013
--------------------------------------------------------------------------------------------------
Regional Bells (4.4%)
...................................................................................................
         2,269,462  BellSouth Corp.                                                     86,579,975
...................................................................................................
         4,497,375  SBC Communications, Inc. (SEG)                                     176,162,179
...................................................................................................
         1,863,767  Verizon Communications, Inc.                                        88,454,382
--------------------------------------------------------------------------------------------------
                                                                                       351,196,536
--------------------------------------------------------------------------------------------------
Restaurants (0.6%)
...................................................................................................
           119,500  Darden Restaurants, Inc.                                             4,230,300
...................................................................................................
         1,275,628  McDonald's Corp.                                                    33,765,873
...................................................................................................
           435,377  Starbucks Corp. (NON)                                                8,293,932
--------------------------------------------------------------------------------------------------
                                                                                        46,290,105
--------------------------------------------------------------------------------------------------
Retail (2.5%)
...................................................................................................
           562,800  Albertsons, Inc.                                                    17,722,572
...................................................................................................
           127,000  Circuit City Stores-Circuit City Group                               3,295,650
...................................................................................................
           105,080  Dollar General Corp.                                                 1,565,692
...................................................................................................
           671,631  Federated Department Stores, Inc. (NON)                             27,469,708
...................................................................................................
           891,417  Gap, Inc. (The)                                                     12,426,353
...................................................................................................
           703,500  J.C. Penney Co., Inc.                                               18,924,150
...................................................................................................
           213,800  Jones Apparel Group, Inc. (NON)                                      7,091,746
...................................................................................................
           368,620  Kroger Co. (NON)                                                     7,693,099
...................................................................................................
         2,722,884  Limited, Inc. (The)                                                 40,080,852
...................................................................................................
            67,027  Lowe's Companies, Inc.                                               3,110,723
...................................................................................................
            36,123  May Department Stores Co.                                            1,335,829
...................................................................................................
         1,429,400  Rite Aid Corp. (NON)                                                 7,232,764
...................................................................................................
           173,122  Safeway, Inc. (NON)                                                  7,227,844
...................................................................................................
         1,801,072  Staples, Inc. (NON)                                                 33,680,046
...................................................................................................
           207,759  TJX Companies, Inc. (The)                                            8,281,274
--------------------------------------------------------------------------------------------------
                                                                                       197,138,302
--------------------------------------------------------------------------------------------------
Software (0.8%)
...................................................................................................
         1,759,631  BMC Software, Inc. (NON)                                            28,805,159
...................................................................................................
           823,779  Computer Associates International, Inc.                             28,412,138
...................................................................................................
           153,562  Compuware Corp. (NON)                                                1,810,496
...................................................................................................
            23,913  Symantec Corp. (NON)                                                 1,586,149
--------------------------------------------------------------------------------------------------
                                                                                        60,613,942
--------------------------------------------------------------------------------------------------
Technology Services (0.5%)
...................................................................................................
           398,480  Convergys Corp. (NON)                                               14,939,015
...................................................................................................
           218,572  Electronic Data Systems Corp.                                       14,983,111
...................................................................................................
           244,516  Fiserv, Inc. (NON)                                                  10,347,917
...................................................................................................
            64,842  SunGard Data Systems, Inc. (NON)                                     1,875,879
--------------------------------------------------------------------------------------------------
                                                                                        42,145,922
--------------------------------------------------------------------------------------------------
Telecommunications (2.3%)
...................................................................................................
            72,500  ALLTEL Corp.                                                         4,475,425
...................................................................................................
         3,327,730  AT&T Corp.                                                          60,365,022
...................................................................................................
         1,031,803  AT&T Wireless Services, Inc. (NON)                                  14,827,009
...................................................................................................
           483,180  Broadwing, Inc. (NON)                                                4,590,210
...................................................................................................
           510,700  Qwest Communications International, Inc.                             7,216,191
...................................................................................................
         2,716,762  Sprint Corp. (FON Group)                                            54,552,581
...................................................................................................
            61,134  Telephone and Data Systems, Inc.                                     5,486,777
...................................................................................................
         1,964,163  Worldcom, Inc.-WorldCom Group (NON)                                 27,655,415
--------------------------------------------------------------------------------------------------
                                                                                       179,168,630
--------------------------------------------------------------------------------------------------
Textiles (0.1%)
...................................................................................................
           137,375  Nike, Inc.                                                           7,725,970
--------------------------------------------------------------------------------------------------
Tobacco (2.1%)
...................................................................................................
         3,662,963  Philip Morris Companies, Inc.                                      167,946,854
--------------------------------------------------------------------------------------------------
Toys (0.1%)
...................................................................................................
           481,524  Mattel, Inc.                                                         8,282,213
--------------------------------------------------------------------------------------------------
Transportation Services (--%)
...................................................................................................
            43,158  United Parcel Service, Inc. Class B                                  2,352,111
--------------------------------------------------------------------------------------------------
Waste Management (0.8%)
...................................................................................................
           348,864  Republic Services, Inc. (NON)                                       $6,966,814
...................................................................................................
         1,754,596  Waste Management, Inc.                                              55,989,158
--------------------------------------------------------------------------------------------------
                                                                                        62,955,972
--------------------------------------------------------------------------------------------------
                    Total Common Stocks
                    (cost $6,950,394,761)                                           $7,794,544,239
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                            Value
...................................................................................................
            12,700  Boise Cascade Corp. $3.75 cv. pfd.                                    $691,515
...................................................................................................
           310,000  K mart Financing I $3.875 cum. cv. pfd.                              8,680,000
...................................................................................................
           161,000  Xerox Corp. 144A $3.75 cv. notes                                    11,107,390
--------------------------------------------------------------------------------------------------
                    Total Convertible Preferred Stocks
                    (cost $24,663,774)                                                 $20,478,905
--------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.2%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
        $3,610,000  Freeport-McMoRan Copper & Gold, Inc.
                    144A cv. sr. notes 8 1/4s, 2006                                     $4,300,232
...................................................................................................
           900,000  Providian Financial Corp. cv. sr. notes
                    3 1/4s, 2005                                                           387,000
...................................................................................................
         5,840,000  Service Corp. International cv. sub. notes
                    6 3/4s, 2008                                                         5,973,152
...................................................................................................
         6,400,000  Xerox Corp. cv. sub. deb. 0.57s, 2018                                3,384,000
--------------------------------------------------------------------------------------------------
                    Total Convertible Bonds and Notes
                    (cost $12,888,188)                                                 $14,044,384
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.5%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
       $23,456,000  Quincy Capital Corp. effective yield
                    of 1.84%, February 2, 2002                                         $23,410,443
...................................................................................................
        33,234,365  Short-term investments held as collateral
                    for loaned securities with yields ranging
                    from 1.78% to 2.625% and due dates
                    ranging from January 2, 2002 to
                    February 28, 2002 (d)                                               33,191,500
...................................................................................................
        63,508,000  Interest in $750,000,000 joint
                    tri-party repurchase agreement dated
                    December 31, 2001 with S.B.C.
                    Warburg, Inc. due January 2, 2002 with
                    respect to various U.S. Government
                    obligations -- maturity value of
                    $63,514,351 for an effective yield
                    of 1.80%                                                            63,508,000
--------------------------------------------------------------------------------------------------
                    Total Short-Term Investments
                    (cost $120,109,943)                                               $120,109,943
--------------------------------------------------------------------------------------------------
                    Total Investments
                    (cost $7,108,056,666) (b)                                       $7,949,177,471
--------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.





Putnam VT Growth Opportunities Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (96.4%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (0.6%)
...........................................................................................................................
              5,700  Northrop Grumman Corp.                                                                       $574,617
--------------------------------------------------------------------------------------------------------------------------
Banking (1.2%)
...........................................................................................................................
             29,100  Bank of New York Company, Inc. (The)                                                        1,187,280
--------------------------------------------------------------------------------------------------------------------------
Beverage (1.1%)
...........................................................................................................................
             21,700  PepsiCo, Inc.                                                                               1,056,573
--------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.4%)
...........................................................................................................................
             29,900  MedImmune, Inc. (NON)                                                                       1,385,865
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.2%)
...........................................................................................................................
             35,000  Echostar Communications Corp.
                     Class A (NON)                                                                                 961,450
...........................................................................................................................
             31,400  Univision Communications, Inc. (NON)                                                        1,270,444
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,231,894
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (4.9%)
...........................................................................................................................
            138,500  Cisco Systems, Inc. (NON)                                                                   2,508,235
...........................................................................................................................
             20,300  Nokia OYJ ADR (Finland)                                                                       497,959
...........................................................................................................................
             38,500  QUALCOMM, Inc. (NON)                                                                        1,944,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,950,444
--------------------------------------------------------------------------------------------------------------------------
Computers (5.4%)
...........................................................................................................................
             70,000  Dell Computer Corp. (NON)                                                                   1,902,600
...........................................................................................................................
             31,800  Hewlett-Packard Co.                                                                           653,172
...........................................................................................................................
             18,400  IBM Corp.                                                                                   2,225,664
...........................................................................................................................
             17,800  VeriSign, Inc. (NON)                                                                          677,112
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,458,548
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (7.0%)
...........................................................................................................................
            101,500  General Electric Co.                                                                        4,068,120
...........................................................................................................................
             50,500  Tyco International, Ltd. (Bermuda)                                                          2,974,450
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,042,570
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.3%)
...........................................................................................................................
             23,144  Capital One Financial Corp.                                                                 1,248,619
...........................................................................................................................
             18,207  Providian Financial Corp.                                                                      64,635
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,313,254
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.5%)
...........................................................................................................................
              8,600  Colgate-Palmolive Co.                                                                         496,650
--------------------------------------------------------------------------------------------------------------------------
Electronics (10.1%)
...........................................................................................................................
             22,900  Broadcom Corp. Class A (NON)                                                                  935,923
...........................................................................................................................
             42,800  Flextronics International, Ltd. (Singapore) (NON)                                           1,026,772
...........................................................................................................................
            118,100  Intel Corp.                                                                                 3,714,245
...........................................................................................................................
             62,200  LSI Logic Corp. (NON)                                                                         981,516
...........................................................................................................................
             53,000  Maxim Integrated Products, Inc. (NON)                                                       2,783,030
...........................................................................................................................
             62,300  Solectron Corp. (NON)                                                                         702,744
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,144,230
--------------------------------------------------------------------------------------------------------------------------
Entertainment (2.4%)
...........................................................................................................................
             53,600  Viacom, Inc. Class B (NON)                                                                  2,366,440
--------------------------------------------------------------------------------------------------------------------------
Financial (3.0%)
...........................................................................................................................
             24,100  Citigroup, Inc.                                                                             1,216,568
...........................................................................................................................
             23,000  Fannie Mae                                                                                  1,828,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,045,068
--------------------------------------------------------------------------------------------------------------------------
Food (0.6%)
...........................................................................................................................
             18,500  Kraft Foods, Inc. Class A                                                                     629,555
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.8%)
...........................................................................................................................
             27,600  HCA, Inc.                                                                                   1,063,704
...........................................................................................................................
             22,200  McKesson Corp.                                                                                830,280
...........................................................................................................................
             26,800  UnitedHealth Group, Inc.                                                                    1,896,636
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,790,620
--------------------------------------------------------------------------------------------------------------------------
Insurance (2.2%)
...........................................................................................................................
             21,300  American International Group, Inc.                                                          1,691,220
...........................................................................................................................
              5,100  XL Capital, Ltd. Class A (Bermuda)                                                            465,936
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,157,156
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (3.5%)
...........................................................................................................................
             22,900  Lehman Brothers Holdings, Inc.                                                              1,529,720
...........................................................................................................................
             34,600  Morgan Stanley Dean Witter & Co.                                                            1,935,524
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,465,244
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.1%)
...........................................................................................................................
             58,500  Cendant Corp. (NON)                                                                         1,147,185
--------------------------------------------------------------------------------------------------------------------------
Media (1.5%)
...........................................................................................................................
             46,600  AOL Time Warner, Inc. (NON)                                                                 1,495,860
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.4%)
...........................................................................................................................
             47,100  Medtronic, Inc.                                                                             2,411,991
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (1.0%)
...........................................................................................................................
             37,400  Dynegy, Inc. Class A                                                                          953,700
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (16.7%)
...........................................................................................................................
             22,000  Allergan, Inc.                                                                              1,651,100
...........................................................................................................................
             17,000  Bristol-Myers Squibb Co.                                                                      867,000
...........................................................................................................................
             48,200  Johnson & Johnson                                                                           2,848,620
...........................................................................................................................
             32,871  King Pharmaceuticals, Inc. (NON)                                                            1,384,855
...........................................................................................................................
             28,400  Lilly (Eli) & Co.                                                                           2,230,536
...........................................................................................................................
            130,300  Pfizer, Inc.                                                                                5,192,455
...........................................................................................................................
             72,400  Schering-Plough Corp.                                                                       2,592,644
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,767,210
--------------------------------------------------------------------------------------------------------------------------
Power Producers (0.7%)
...........................................................................................................................
             44,800  Mirant Corp. (NON)                                                                            717,696
--------------------------------------------------------------------------------------------------------------------------
Restaurants (1.3%)
...........................................................................................................................
             68,700  Starbucks Corp. (NON)                                                                       1,308,735
--------------------------------------------------------------------------------------------------------------------------
Retail (7.5%)
...........................................................................................................................
              8,700  Best Buy Co., Inc. (NON)                                                                      647,976
...........................................................................................................................
             73,400  Lowe's Companies, Inc.                                                                      3,406,494
...........................................................................................................................
             60,100  Wal-Mart Stores, Inc.                                                                       3,458,755
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,513,225
--------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.4%)
...........................................................................................................................
              8,600  KLA-Tencor Corp. (NON)                                                                        426,216
--------------------------------------------------------------------------------------------------------------------------
Software (8.3%)
...........................................................................................................................
              8,500  Electronic Arts, Inc. (NON)                                                                   509,575
...........................................................................................................................
            102,000  Microsoft Corp. (NON)                                                                       6,757,500
...........................................................................................................................
             22,600  VERITAS Software Corp. (NON)                                                                1,013,158
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,280,233
--------------------------------------------------------------------------------------------------------------------------
Technology Services (1.4%)
...........................................................................................................................
             20,000  Electronic Data Systems Corp.                                                               1,371,000
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.6%)
...........................................................................................................................
             23,600  Sprint Corp. (PCS Group) (NON)                                                                576,076
--------------------------------------------------------------------------------------------------------------------------
Tobacco (2.3%)
...........................................................................................................................
             50,300  Philip Morris Companies, Inc.                                                               2,306,255
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $103,792,880)                                                                       $96,571,390
--------------------------------------------------------------------------------------------------------------------------
Units (1.0%)(a) (NON)
--------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                      Value
...........................................................................................................................
             14,400  Lehman Brothers Holdings, Inc. 144A
                     Structured Warrants (issued by
                     Lehman Brothers Finance S.A.)
                     expiration 9/3/02                                                                            $962,928
...........................................................................................................................
              2,400  VeriSign, Inc. 144A Structured Warrants
                     (issued by Salomon Smith Barney
                     Holdings, Inc.) expiration 4/8/02                                                              86,533
--------------------------------------------------------------------------------------------------------------------------

                     Total Units (cost $1,043,956)                                                              $1,049,461
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.7%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $1,211,579  Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 1.78% to 2.625% and due dates
                     ranging from January 2, 2002 to
                     February 28, 2002 (d)                                                                      $1,210,016
...........................................................................................................................
          2,462,000  Interest in $500,000,000 joint tri-party
                     agreement dated December 31, 2001
                     with Credit Suisse First Boston due
                     January 2, 2002 with respect to various
                     U.S. Government obligations -- maturity
                     value of $2,462,246 for an effective yield
                     of 1.80%                                                                                    2,462,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $3,672,016)                                                                          $3,672,016
--------------------------------------------------------------------------------------------------------------------------

                     Total Investments
                     (cost $108,508,852) (b)                                                                  $101,292,867
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Health Sciences Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (96.6%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Biotechnology (10.2%)
...........................................................................................................................
            383,972  Amgen, Inc. (NON)                                                                         $21,671,380
...........................................................................................................................
              8,875  Applera Corp.-Applied Biosystems Group                                                        348,521
...........................................................................................................................
              4,098  Cerus Corp. (NON)                                                                             187,484
...........................................................................................................................
             28,115  Genzyme Corp. (NON)                                                                         1,682,964
...........................................................................................................................
             46,958  Gilead Sciences, Inc. (NON)                                                                 3,086,080
...........................................................................................................................
             26,400  IDEC Pharmaceuticals Corp. (NON)                                                            1,819,752
...........................................................................................................................
              9,614  IDEXX Laboratories, Inc. (NON)                                                                274,095
...........................................................................................................................
             50,407  InterMune, Inc. (NON)                                                                       2,483,049
...........................................................................................................................
             25,200  InterMune Inc. (Private) (NON)                                                              1,241,352
...........................................................................................................................
             56,048  Invitrogen Corp. (NON)                                                                      3,471,053
...........................................................................................................................
            124,906  MedImmune, Inc. (NON)                                                                       5,789,393
...........................................................................................................................
             36,400  Nexia Biotechnologies, Inc. 144A (NON)                                                        103,772
...........................................................................................................................
              7,400  Protein Design Labs, Inc. (NON)                                                               242,720
...........................................................................................................................
             73,704  QIAGEN NV (Netherlands) (NON)                                                                1,367,946
...........................................................................................................................
            162,432  Scios, Inc. (NON)                                                                           3,861,009
...........................................................................................................................
             14,931  Waters Corp. (NON)                                                                            578,576
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                48,209,146
--------------------------------------------------------------------------------------------------------------------------
Medical Services (14.9%)
...........................................................................................................................
             27,078  Accredo Health, Inc. (NON)                                                                  1,074,997
...........................................................................................................................
            128,668  AdvancePCS (NON)                                                                            3,776,406
...........................................................................................................................
             43,578  AmerisourceBergen Corp.                                                                     2,769,382
...........................................................................................................................
             18,400  Anthem, Inc. (NON)                                                                            910,800
...........................................................................................................................
            208,536  Cardinal Health, Inc.                                                                      13,483,938
...........................................................................................................................
            315,566  Caremark Rx, Inc. (NON)                                                                     5,146,881
...........................................................................................................................
             43,395  CIGNA Corp.                                                                                 4,020,547
...........................................................................................................................
            302,847  HCA, Inc.                                                                                  11,671,723
...........................................................................................................................
             26,716  Laboratory Corp. of America Holdings (NON)                                                  2,159,989
...........................................................................................................................
            114,386  Quest Diagnostics, Inc. (NON)                                                               8,202,620
...........................................................................................................................
             19,878  Tenet Healthcare Corp. (NON)                                                                1,167,236
...........................................................................................................................
             70,794  Triad Hospitals, Inc. (NON)                                                                 2,077,804
...........................................................................................................................
             61,741  Trigon Healthcare, Inc. (NON)                                                               4,287,912
...........................................................................................................................
            133,124  UnitedHealth Group, Inc.                                                                    9,421,185
...........................................................................................................................
                800  Wellpoint Health Networks, Inc. (NON)                                                          93,480
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                70,264,900
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (8.0%)
...........................................................................................................................
             49,008  Apogent Technologies, Inc. (NON)                                                            1,264,406
...........................................................................................................................
             91,200  Baxter International, Inc. (NON)                                                            4,891,056
...........................................................................................................................
            110,356  Charles River Laboratories
                     International, Inc. (NON)                                                                   3,694,719
...........................................................................................................................
             75,208  Cytyc Corp. (NON)                                                                           1,962,929
...........................................................................................................................
             40,100  Guidant Corp. (NON)                                                                         1,996,980
...........................................................................................................................
            325,307  Medtronic, Inc.                                                                            16,658,971
...........................................................................................................................
                809  ResMed, Inc. (NON)                                                                             43,621
...........................................................................................................................
             94,700  Respironics, Inc. (NON)                                                                     3,280,408
...........................................................................................................................
             60,200  Serologicals Corp. (NON)                                                                    1,294,300
...........................................................................................................................
             36,060  Stryker Corp.                                                                               2,104,822
...........................................................................................................................
             12,748  Zimmer Holdings, Inc. (NON) (SEG)                                                             389,324
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                37,581,536
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (63.1%)
...........................................................................................................................
            247,282  Abbott Laboratories                                                                        13,785,972
...........................................................................................................................
             46,550  Alkermes, Inc. (NON)                                                                        1,227,058
...........................................................................................................................
            127,926  Allergan, Inc.                                                                              9,600,846
...........................................................................................................................
            328,955  American Home Products Corp.                                                               20,184,679
...........................................................................................................................
             18,542  Andrx Group (NON)                                                                           1,305,542
...........................................................................................................................
             22,919  Angiotech Pharmaceuticals, Inc. (Canada) (NON)                                              1,277,047
...........................................................................................................................
            406,938  AstraZeneca PLC ADR (United Kingdom)                                                       18,963,311
...........................................................................................................................
            103,235  Aventis SA (France)                                                                         7,329,009
...........................................................................................................................
             35,146  Barr Laboratories, Inc. (NON)                                                               2,789,187
...........................................................................................................................
            351,100  Bristol-Myers Squibb Co. (SEG)                                                             17,906,100
...........................................................................................................................
                700  Cephalon, Inc. (NON)                                                                           52,910
...........................................................................................................................
             96,000  Daiichi Pharmaceutical Co., Ltd. (Japan)                                                    1,868,203
...........................................................................................................................
            104,092  Elan Corp. PLC ADR (Ireland) (NON)                                                          4,690,386
...........................................................................................................................
              4,400  Forest Laboratories, Inc. (NON)                                                               360,580
...........................................................................................................................
            424,388  GlaxoSmithKline PLC ADR
                     (United Kingdom)                                                                           21,143,010
...........................................................................................................................
              4,900  Inhale Therapeutic Systems, Inc. (NON)                                                         90,895
...........................................................................................................................
            522,143  Johnson & Johnson                                                                          30,858,650
...........................................................................................................................
             58,438  King Pharmaceuticals, Inc. (NON)                                                            2,461,993
...........................................................................................................................
            168,070  Lilly (Eli) & Co.                                                                          13,200,218
...........................................................................................................................
            407,926  Merck & Co., Inc.                                                                          23,986,049
...........................................................................................................................
            278,602  Novartis AG (Switzerland)                                                                  10,074,807
...........................................................................................................................
            889,590  Pfizer, Inc.                                                                               35,450,162
...........................................................................................................................
            486,505  Pharmacia Corp.                                                                            20,749,438
...........................................................................................................................
              3,182  Roche Holdings AG (Switzerland)                                                               227,258
...........................................................................................................................
             32,000  Sankyo Co., Ltd. (Japan)                                                                      548,250
...........................................................................................................................
             74,878  Sanofi-Synthelabo SA (France)                                                               5,585,806
...........................................................................................................................
            591,478  Schering-Plough Corp.                                                                      21,180,827
...........................................................................................................................
              2,936  Sepracor, Inc. (NON)                                                                          167,528
...........................................................................................................................
            113,114  Shire Pharmaceuticals Group PLC ADR
                     (United Kingdom) (NON)                                                                      4,139,972
...........................................................................................................................
             38,900  Taisho Pharmaceutical Co., Ltd. (Japan)                                                       611,547
...........................................................................................................................
            105,000  Takeda Chemical Industries (Japan)                                                          4,751,784
...........................................................................................................................
              1,653  Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                                  101,874
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               296,670,898
--------------------------------------------------------------------------------------------------------------------------
Retail (0.4%)
...........................................................................................................................
             40,642  CVS Corp.                                                                                   1,203,003
...........................................................................................................................
            121,394  Rite Aid Corp. (NON)                                                                          614,254
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,817,257
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $413,091,707)                                                                      $454,543,737
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.4%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                 Value
...........................................................................................................................
        $13,758,979  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from
                     January 2, 2002 to February 28, 2002 (d)                                                  $13,768,198
...........................................................................................................................
         16,245,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $16,246,625 for an effective yield
                     of 1.80%                                                                                   16,245,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $30,013,198)                                                                        $30,013,198
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $443,104,905) (b)                                                                  $484,556,935
--------------------------------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 2001
-----------------------------------------------------------------------------

                             Aggregate   Expiration      Unrealized
              Total Value   Face Value      Date        Appreciation
..............................................................................
S&P 500 Index
(Long)         $6,607,900   $6,510,518     Mar-02           $97,382
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT High Yield Fund
The fund's portfolio
December 31, 2001

CORPORATE BONDS AND NOTES (81.4%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
Advertising and Marketing Services (0.6%)
...................................................................................................
        $1,060,000  Adams Outdoor Advertising bank term
                    loan FRN Ser. B, 5.41s, 2008 (acquired
                    8/1/01, cost $1,058,675) (RES)                                      $1,063,313
...................................................................................................
         1,819,984  Interact Operating Co. notes 14s, 2003 (PIK)                               182
...................................................................................................
         1,000,000  Lamar advertising Co. Structured
                    Notes 5 1/4s, 2006 (issued by Counts
                    Trust, Series 2001-1)                                                1,010,000
...................................................................................................
           500,000  Lamar Advertising Co. Structured Notes
                    5 1/4s, 2006 (Issued by Counts Trust,
                    Series 2001-6)                                                         507,500
...................................................................................................
         1,420,000  Lamar Media Corp. sr. sub. notes
                    9 1/4s, 2007                                                         1,483,900
--------------------------------------------------------------------------------------------------
                                                                                         4,064,895
--------------------------------------------------------------------------------------------------
Agriculture (0.3%)
...................................................................................................
         2,340,000  Premium Standard Farms, Inc. sr.
                    notes 9 1/4s, 2011                                                   2,392,650
--------------------------------------------------------------------------------------------------
Automotive (2.4%)
...................................................................................................
         1,721,000  Aftermarket Technology Corp. sr. sub.
                    notes 12s, 2004                                                      1,755,420
...................................................................................................
            90,000  Aftermarket Technology Corp. sr. sub.
                    notes Ser. D, 12s, 2004                                                 91,800
...................................................................................................
         1,720,000  Autonation, Inc. 144A sr. notes 9s, 2008                             1,754,400
...................................................................................................
           570,000  Collins & Aikman Products, Inc.
                    company guaranty 11 1/2s, 2006                                         550,050
...................................................................................................
         1,270,000  Collins & Aikman Products, Inc. 144A
                    sr. notes 10 3/4s, 2011                                              1,282,700
...................................................................................................
           200,000  Dana Corp. notes 7s, 2029                                              136,000
...................................................................................................
           990,000  Dana Corp. notes 6 1/4s, 2004                                          900,900
...................................................................................................
         2,650,000  Dana Corp. 144A sr. notes 9s, 2011                                   2,438,000
...................................................................................................
           360,000  Delco Remy International, Inc.
                    company guaranty 11s, 2009                                             367,200
...................................................................................................
            50,000  Delco Remy International, Inc.
                    company guaranty 10 5/8s, 2006                                          49,250
...................................................................................................
         3,340,000  Dura Operating Corp. company guaranty
                    Ser. D, 9s, 2009                                                     3,106,200
...................................................................................................
         1,126,000  Exide Corp. sr. notes 10s, 2005                                        326,540
...................................................................................................
           900,000  Federal Mogul Corp. notes 7 7/8s, 2010
                    (In default) (NON)                                                     110,250
...................................................................................................
           510,000  Federal Mogul Corp. notes 7 3/4s, 2006
                    (In default) (NON)                                                      62,475
...................................................................................................
           820,000  Federal Mogul Corp. notes 7 3/8s, 2006
                    (In default) (NON)                                                     100,450
...................................................................................................
           580,000  Hayes Lemmerz International, Inc.
                    144A company guaranty 11 7/8s, 2006
                    (In default) (NON)                                                     272,600
...................................................................................................
           750,000  Hayes Lemmerz International, Inc.
                    company guaranty Ser. B, 9 1/8s, 2007
                    (In default) (NON)                                                      37,500
...................................................................................................
           630,000  Lear Corp. company guaranty Ser. B,
                    8.11s, 2009                                                            644,622
...................................................................................................
           800,000  Lear Corp. company guaranty Ser. B,
                    7.96s, 2005                                                            808,776
...................................................................................................
         1,600,000  Lear Corp. Structured Notes (issued
                    by STEERS Credit Linked Trust 2001)
                    8.46s, 2006                                                          1,632,000
...................................................................................................
         1,610,000  Oxford Automotive, Inc. company
                    guaranty Ser. D, 10 1/8s, 2007                                         241,500
...................................................................................................
         1,050,000  Talon Automotive Group sr. sub. notes
                    Ser. B, 9 5/8s, 2008 (In default) (NON)                                 21,000
...................................................................................................
           940,000  Tenneco, Inc. company guaranty
                    11 5/8s, 2009                                                          470,000
...................................................................................................
           250,000  Venture Holdings Trust 144A sr. notes
                    Ser. B, 9 1/2s, 2005                                                   187,500
--------------------------------------------------------------------------------------------------
                                                                                        17,347,133
--------------------------------------------------------------------------------------------------
Beverage (0.2%)
...................................................................................................
           260,000  Constellation Brands, Inc. company
                    guaranty 8 1/2s, 2009                                                  262,600
...................................................................................................
         1,170,000  Constellation Brands, Inc. company
                    guaranty Ser. B, 8s, 2008                                            1,175,850
--------------------------------------------------------------------------------------------------
                                                                                         1,438,450
--------------------------------------------------------------------------------------------------
Broadcasting (6.0%)
...................................................................................................
         1,945,000  Acme Television company guaranty
                    10 7/8s, 2004                                                        1,867,200
...................................................................................................
           440,000  Allbritton Communications Co. sr. sub.
                    notes Ser. B, 8 7/8s, 2008                                             448,800
...................................................................................................
         1,558,300  AMFM Operating, Inc. deb. 12 5/8s,
                    2006 (PIK)                                                           1,663,485
...................................................................................................
         1,060,000  Belo Corp. sr. notes 7 1/8s, 2007                                    1,047,375
...................................................................................................
           730,000  Belo Corp. sr. unsub. notes 8s, 2008                                   742,417
...................................................................................................
         1,190,000  Benedek Communications Corp. sr.
                    disc. notes 13 1/4s, 2006 (In default) (NON)                           844,900
...................................................................................................
           830,000  British Sky Broadcasting PLC company
                    guaranty 8.2s, 2009 (United Kingdom)                                   857,232
...................................................................................................
         2,030,000  British Sky Broadcasting PLC company
                    guaranty 6 7/8s, 2009 (United Kingdom)                               1,947,826
...................................................................................................
         1,900,000  Chancellor Media Corp. company
                    guaranty 8s, 2008                                                    1,976,000
...................................................................................................
         8,747,000  Diva Systems Corp. sr. disc. notes
                    stepped-coupon Ser. B, zero %
                    (12 5/8s, 3/1/03), 2008 (STP)                                        1,399,520
...................................................................................................
         7,250,000  Echostar Broadband Corp. sr. notes
                    10 3/8s, 2007                                                        7,576,250
...................................................................................................
         1,040,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                            1,066,000
...................................................................................................
         1,640,000  Echostar DBS Corp. 144A sr. notes
                    9 1/8s, 2009                                                         1,644,100
...................................................................................................
           800,000  Emmis Communications Corp. sr. disc.
                    notes stepped-coupon zero % (12 1/2s,
                    3/15/06), 2011 (STP)                                                   464,000
...................................................................................................
         1,360,000  Fox Family Worldwide, Inc. sr. disc.
                    notes stepped-coupon zero % (10 1/4s,
                    11/1/02), 2007 (STP)                                                 1,360,000
...................................................................................................
         2,945,000  Fox Family Worldwide, Inc. sr. notes
                    9 1/4s, 2007                                                         3,210,050
...................................................................................................
           690,000  Fox/Liberty Networks, LLC sr. notes
                    8 7/8s, 2007                                                           717,600
...................................................................................................
           210,000  Granite Broadcasting Corp. sr. sub.
                    notes 9 3/8s, 2005                                                     161,700
...................................................................................................
         1,010,000  Granite Broadcasting Corp. sr. sub.
                    notes 8 7/8s, 2008                                                     808,000
...................................................................................................
           130,000  Knology Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (11 7/8s,
                    10/15/02), 2007 (STP)                                                   58,338
...................................................................................................
           630,000  LIN Holdings Corp. sr. disc. notes
                    stepped-coupon zero % (10s, 3/1/03),
                    2008 (STP)                                                             403,200
...................................................................................................
           230,000  LIN Holdings Corp. sr. disc. notes
                    stepped-coupon zero % (10s, 3/1/03),
                    2008 (STP)                                                             128,800
...................................................................................................
         1,950,000  LIN Television Corp. company guaranty
                    8 3/8s, 2008                                                         1,842,750
...................................................................................................
           280,000  Pegasus Communications Corp. sr. notes
                    12 1/2s, 2007                                                          274,400
...................................................................................................
            70,000  Pegasus Communications Corp. sr. notes
                    Ser. B, 9 3/4s, 2006                                                    63,000
...................................................................................................
         1,380,000  Pegasus Satellite sr. notes 12 3/8s, 2006                            1,380,000
...................................................................................................
         3,812,908  Quorum Broadcast Holdings, LLC notes
                    stepped-coupon zero % (15s, 5/15/06),
                    2009 (STP) (acquired 5/15/01,
                    cost $1,515,122) (RES)                                               1,515,250
...................................................................................................
           675,000  RCN Corp. sr. disc. notes stepped-coupon
                    Ser. B, zero % (9.8s, 2/15/03), 2008 (STP)                             181,406
...................................................................................................
           310,000  Sinclair Broadcast Group, Inc.
                    company guaranty 9s, 2007                                              311,550
...................................................................................................
           530,000  Sinclair Broadcast Group, Inc. sr. sub. notes
                    10s, 2005                                                              547,225
...................................................................................................
         1,370,000  Sinclair Broadcast Group, Inc. sr. sub. notes
                    8 3/4s, 2007                                                         1,366,575
...................................................................................................
           710,000  Sinclair Broadcast Group, Inc. 144A
                    sr. sub. notes 8 3/4s, 2011                                            710,000
...................................................................................................
         1,380,000  XM Satellite Radio Holdings, Inc.
                    sec. notes 14s, 2010                                                 1,069,500
...................................................................................................
         3,280,000  Young Broadcasting, Inc. company
                    guaranty 10s, 2011                                                   3,066,800
...................................................................................................
           370,000  Young Broadcasting, Inc. company
                    guaranty Ser. B, 8 3/4s, 2007                                          337,625
--------------------------------------------------------------------------------------------------
                                                                                        43,058,874
--------------------------------------------------------------------------------------------------
Building Materials (0.9%)
...................................................................................................
           214,000  American Standard Companies, Inc.
                    company guaranty 7 5/8s, 2010                                          214,000
...................................................................................................
         2,332,000  American Standard Companies, Inc.
                    company guaranty 7 3/8s, 2005                                        2,390,300
...................................................................................................
           560,000  Atrium Companies, Inc. company
                    guaranty Ser. B, 10 1/2s, 2009                                         515,200
...................................................................................................
           640,000  Building Materials Corp. company
                    guaranty 8s, 2008                                                      476,800
...................................................................................................
         1,310,000  Dayton Superior Corp. company
                    guaranty 13s, 2009                                                   1,349,300
...................................................................................................
           730,000  Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                            722,700
...................................................................................................
           120,000  Nortek, Inc. sr. sub. notes Ser. B,
                    9 7/8s, 2011                                                           118,800
...................................................................................................
           305,000  Nortek, Inc. 144A sr. notes Ser. B,
                    9 1/8s, 2007                                                           310,338
--------------------------------------------------------------------------------------------------
                                                                                         6,097,438
--------------------------------------------------------------------------------------------------
Cable Television (4.9%)
...................................................................................................
           930,000  Adelphia Communications Corp.
                    sr. notes 10 7/8s, 2010                                                939,300
...................................................................................................
         3,510,000  Adelphia Communications Corp.
                    sr. notes 10 1/4s, 2011                                              3,492,450
...................................................................................................
           690,000  Adelphia Communications Corp.
                    sr. notes 10 1/4s, 2006                                                700,350
...................................................................................................
           920,000  Adelphia Communications Corp.
                    sr. notes 7 7/8s, 2009                                                 832,600
...................................................................................................
         4,385,000  Adelphia Communications Corp.
                    sr. notes Ser. B, 9 7/8s, 2007                                       4,297,300
...................................................................................................
           750,000  Adelphia Communications Corp.
                    sr. notes Ser. B, 7 3/4s, 2009                                         677,813
...................................................................................................
           320,000  Adelphia Communications Corp.
                    Structured Notes 10.9s, 2006 (issued
                    by STEERS Credit Linked Trust 2001)                                    312,000
...................................................................................................
           610,000  Century Communications Corp. sr. notes
                    8 3/8s, 2007                                                           570,350
...................................................................................................
         3,290,000  Charter Communications Holdings, LLC
                    sr. disc. notes stepped-coupon zero %
                    (11 3/4s, 5/15/06), 2011 (STP)                                       2,023,350
...................................................................................................
         1,220,000  Charter Communications Holdings, LLC
                    sr. disc. notes stepped-coupon zero %
                    (9.92s, 4/1/04), 2011 (STP)                                            878,400
...................................................................................................
         1,610,000  Charter Communications Holdings, LLC
                    sr. disc. notes stepped-coupon zero %
                    (13 1/2s, 1/15/06), 2011 (STP)                                       1,050,525
...................................................................................................
         3,870,000  Charter Communications Holdings, LLC
                    sr. notes 11 1/8s, 2011                                              4,102,200
...................................................................................................
           340,000  Charter Communications Holdings, LLC
                    sr. notes 10 3/4s, 2009                                                355,300
...................................................................................................
           280,000  Charter Communications Holdings, LLC
                    sr. notes 10s, 2009                                                    285,600
...................................................................................................
         2,380,000  Charter Communications Holdings, LLC
                    sr. notes 8 5/8s, 2009                                               2,272,900
...................................................................................................
           370,000  Charter Communications Holdings, LLC
                    sr. notes 8 1/4s, 2007                                                 353,350
...................................................................................................
         2,510,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                        2,660,600
...................................................................................................
         2,300,000  Diamond Cable Communication PLC
                    sr. disc. notes stepped-coupon zero %
                    (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                 701,500
...................................................................................................
         1,500,000  Diamond Cable Communications PLC
                    sr. disc. notes 13 1/4s, 2004
                    (United Kingdom)                                                       405,000
...................................................................................................
           885,000  Diamond Cable Communications PLC
                    sr. disc. notes stepped-coupon zero %
                    (13 7/8s, 12/15/00), 2005
                    (United Kingdom) (STP)                                                 261,075
...................................................................................................
         1,890,000  Insight Communications Company, Inc.
                    sr. disc. notes stepped-coupon zero %
                    (12 1/4s, 2/15/06), 2011 (STP)                                       1,105,650
...................................................................................................
           990,000  Insight Midwest LP/Insight Capital, Inc.
                    sr. notes 10 1/2s, 2010                                              1,066,725
...................................................................................................
           990,000  International Cabletel, Inc. sr. disc. notes
                    11 1/2s, 2006                                                          316,800
...................................................................................................
         1,360,000  NTL Communications Corp. sr. notes
                    Ser. B, 11 7/8s, 2010                                                  442,000
...................................................................................................
           170,000  NTL Communications Corp. sr. notes
                    stepped-coupon Ser. B, zero %
                    (12 3/8s, 10/1/03), 2008 (STP)                                          42,075
...................................................................................................
         1,060,000  ONO Finance PLC sr. notes 13s, 2009
                    (United Kingdom)                                                       837,400
...................................................................................................
           388,000  Rogers Cablesystems, Ltd. deb. 10 1/8s,
                    2012 (Canada)                                                          409,340
...................................................................................................
           250,000  Rogers Cablesystems, Ltd. notes 11s,
                    2015 (Canada)                                                          268,750
...................................................................................................
           230,000  Rogers Cablesystems, Ltd. sr. notes
                    Ser. B, 10s, 2005 (Canada)                                             248,400
...................................................................................................
         1,310,000  Rogers Cablesystems, Ltd. sr. sub.
                    notes 8.8s, 2007 (Canada)                                            1,264,150
...................................................................................................
         1,930,000  Supercanal Holdings SA 144A sr. notes
                    11 1/2s, 2005 (Argentina) (In default) (NON)                            38,600
...................................................................................................
           200,000  TeleWest Communications PLC deb.
                    9 5/8s, 2006 (United Kingdom)                                          139,000
...................................................................................................
           590,000  TeleWest Communications PLC
                    Structured Notes 10 7/8s, 2005
                    (issued by DLJ International Capital)
                    (United Kingdom)                                                       433,414
...................................................................................................
         3,295,000  United Pan-Europe NV sr. disc. notes
                    12 1/2s, 2009 (Netherlands)                                            329,500
...................................................................................................
         8,490,000  United Pan-Europe NV sr. disc. notes
                    stepped-coupon zero % (13 3/4s,
                    2/1/05), 2010 (Netherlands) (STP)                                      849,000
...................................................................................................
           770,000  United Pan-Europe NV sr. disc. notes
                    stepped-coupon zero % (12 1/2s,
                    8/1/04), 2009 (Netherlands) (STP)                                       77,000
--------------------------------------------------------------------------------------------------
                                                                                        35,039,767
--------------------------------------------------------------------------------------------------
Capital Goods (5.7%)
...................................................................................................
         1,730,000  AEP Industries, Inc. sr. sub. notes
                    9 7/8s, 2007                                                         1,634,850
...................................................................................................
        10,140,000  Allied Waste Industries, Inc. company
                    guaranty Ser. B, 10s, 2009                                          10,393,500
...................................................................................................
         1,660,000  Allied Waste North America, Inc. 144A
                    Structured Notes (Issued by Credit
                    and Repackaged Securities) 8.2s, 2006
                    (Cayman Islands)                                                     1,616,425
...................................................................................................
           370,000  Applied Extrusion Technologies, Inc.
                    company guaranty Ser. B, 10 3/4s, 2011                                 391,275
...................................................................................................
         1,640,000  Argo-Tech Corp. company guaranty
                    Ser. D, 8 5/8s, 2007                                                 1,049,600
...................................................................................................
         1,130,000  Argo-Tech Corp. 144A company guaranty
                    8 5/8s, 2007                                                           723,200
...................................................................................................
         1,510,000  BE Aerospace, Inc. sr. sub. notes
                    9 1/2s, 2008                                                         1,309,925
...................................................................................................
         1,780,000  BE Aerospace, Inc. sr. sub. notes
                    Ser. B, 8s, 2008                                                     1,490,750
...................................................................................................
         3,080,000  Blount, Inc. company guaranty 13s, 2009                              1,370,600
...................................................................................................
           390,000  Browning-Ferris deb. 7.4s, 2035                                        312,000
...................................................................................................
            90,000  Case Corp. notes 7 1/4s, 2016                                           70,200
...................................................................................................
           300,000  Case Corp. notes 7 1/4s, 2005                                          261,000
...................................................................................................
         1,930,000  Decrane Aircraft Holdings Co. company
                    guaranty Ser. B, 12s, 2008                                           1,804,550
...................................................................................................
           214,544  Flowserve Corp. bank term loan FRN
                    5.793s, 2006 (acquired 10/24/01,
                    cost $214,678) (RES)                                                   214,634
...................................................................................................
         1,363,000  Flowserve Corp. company guaranty
                    12 1/4s, 2010                                                        1,526,560
...................................................................................................
         1,880,000  Insilco Holding Co. sr. disc. notes
                    stepped-coupon zero % (14s,
                    8/15/03), 2008 (STP)                                                   282,000
...................................................................................................
           690,000  L-3 Communications Corp. company
                    guaranty Ser. B, 8s, 2008                                              714,150
...................................................................................................
         1,660,000  L-3 Communications Corp. sr. sub.
                    notes Ser. B, 10 3/8s, 2007                                          1,776,200
...................................................................................................
           860,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                            875,050
...................................................................................................
         2,325,000  Motors and Gears, Inc. sr. notes
                    Ser. D, 10 3/4s, 2006                                                2,022,750
...................................................................................................
            90,000  Owens-Illinois, Inc. deb. 7.8s, 2018                                    75,600
...................................................................................................
           570,000  Owens-Illinois, Inc. deb. 7 1/2s, 2010                                 504,450
...................................................................................................
         1,120,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                             991,200
...................................................................................................
           120,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                             108,600
...................................................................................................
           850,000  Pliant Corp. company guaranty 13s, 2010                                886,125
...................................................................................................
         1,370,000  Roller Bearing Company of America
                    company guaranty Ser. B, 9 5/8s, 2007                                1,198,750
...................................................................................................
         1,360,000  Sequa Corp. sr. notes 9s, 2009                                       1,251,200
...................................................................................................
         2,340,000  Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                           2,152,800
...................................................................................................
         2,100,000  Tekni-Plex, Inc. company guaranty Ser. B,
                    12 3/4s, 2010                                                        2,068,500
...................................................................................................
           740,000  Terex Corp. company guaranty
                    8 7/8s, 2008                                                           739,075
...................................................................................................
           910,000  U.S. Can Corp. company guaranty
                    Ser. B, 12 3/8s, 2010                                                  482,300
--------------------------------------------------------------------------------------------------
                                                                                        40,297,819
--------------------------------------------------------------------------------------------------
Chemicals (5.3%)
...................................................................................................
         1,660,000  Acetex Corp. sr. notes 10 7/8s, 2009
                    (Canada)                                                             1,651,700
...................................................................................................
           550,000  Airgas, Inc. company guaranty 9 1/8s, 2011                             580,250
...................................................................................................
           530,000  Avecia Group PLC company guaranty
                    11s, 2009 (United Kingdom)                                             503,500
...................................................................................................
         1,220,000  Compass Minerals Group, Inc. 144A
                    sr. sub. notes 10s, 2011                                             1,265,750
...................................................................................................
         3,550,000  Equistar Chemicals LP/Equistar Funding
                    Corp. company guaranty 10 1/8s, 2008                                 3,585,500
...................................................................................................
           520,000  Ferro Corp. sr. notes 9 1/8s, 2009                                     522,600
...................................................................................................
           320,000  Georgia Gulf Corp. company guaranty
                    10 3/8s, 2007                                                          334,400
...................................................................................................
         3,600,000  Hercules, Inc. company guaranty
                    11 1/8s, 2007                                                        3,708,000
...................................................................................................
         1,150,000  Huntsman Corp. 144A sr. sub. notes
                    9 1/2s, 2007                                                           215,625
...................................................................................................
         1,450,000  Huntsman Corp. 144A sr. sub. notes
                    FRN 5.231s, 2007                                                       275,500
...................................................................................................
         4,100,000  Huntsman ICI Chemicals, Inc. company
                    guaranty 10 1/8s, 2009                                               3,895,000
...................................................................................................
         1,460,000  IMC Global, Inc. company guaranty
                    Ser. B, 10 7/8s, 2008                                                1,558,871
...................................................................................................
         2,700,000  ISP Chemco, Inc. company guaranty
                    Ser. B, 10 1/4s, 2011                                                2,835,000
...................................................................................................
         1,080,000  ISP Chemco, Inc. 144A sr. sub. notes
                    10 1/4s, 2011                                                        1,134,000
...................................................................................................
           430,000  ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                          436,450
...................................................................................................
           610,000  Lyondell Chemical Co. 144A sec. notes
                    9 1/2s, 2008                                                           599,325
...................................................................................................
         1,550,000  Lyondell Petrochemical Co. notes Ser. A,
                    9 5/8s, 2007                                                         1,557,750
...................................................................................................
         2,660,000  Lyondell Petrochemical Co. sec. notes
                    Ser. B, 9 7/8s, 2007                                                 2,653,350
...................................................................................................
         2,100,000  Millenium America, Inc. company
                    guaranty 9 1/4s, 2008                                                2,163,000
...................................................................................................
           750,000  Noveon, Inc. company guaranty Ser. B,
                    11s, 2011                                                              780,000
...................................................................................................
         1,140,000  OM Group, Inc. 144A sr. sub. notes
                    9 1/4s, 2011                                                         1,151,400
...................................................................................................
         5,130,000  PCI Chemicals & Pharmaceuticals
                    company guaranty 9 1/4s, 2007 (Canada)
                    (In default) (NON)                                                   2,052,000
...................................................................................................
           967,500  Pioneer Americas Acquisition bank term
                    loan FRN 6s, 2006 (acquired 1/12/00,
                    cost $793,350) (RES)                                                   241,875
...................................................................................................
         1,360,000  Pioneer Americas Acquisition company
                    guaranty 9 1/4s, 2007 (In default) (NON)                               380,800
...................................................................................................
           100,000  Polymer Group, Inc. company guaranty
                    Ser. B, 9s, 2007                                                        29,000
...................................................................................................
           610,000  Polymer Group, Inc. company guaranty
                    Ser. B, 8 3/4s, 2008                                                   179,950
...................................................................................................
         2,200,000  Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                          1,430,000
...................................................................................................
         2,040,000  Sterling Chemicals Holdings sr. disc.
                    notes 13 1/2s, 2008 (In default) (NON)                                  18,340
...................................................................................................
         1,710,000  Sterling Chemicals, Inc. company guaranty
                    Ser. B, 12 3/8s, 2006 (In default) (NON)                             1,436,400
...................................................................................................
           420,000  Texas Petrochemical Corp. sr. sub.
                    notes Ser. B, 11 1/8s, 2006                                            344,400
--------------------------------------------------------------------------------------------------
                                                                                        37,519,736
--------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.4%)
...................................................................................................
         2,480,000  Coinmach Corp. sr. notes Ser. D,
                    11 3/4s, 2005                                                        2,560,600
--------------------------------------------------------------------------------------------------
Communication Services (8.2%)
...................................................................................................
         2,060,000  360Networks, Inc. sr. notes 13s, 2008
                    (Canada) (In default) (NON)                                             20,600
...................................................................................................
           360,000  Airgate PCS, Inc. sr. sub. notes
                    stepped-coupon zero % (13 1/2s,
                    10/1/04), 2009 (STP)                                                   271,800
...................................................................................................
         1,030,000  Alamosa Delaware, Inc. company
                    guaranty 13 5/8s, 2011                                               1,081,500
...................................................................................................
           220,000  Alamosa Delaware, Inc. company
                    guaranty 12 1/2s, 2011                                                 226,600
...................................................................................................
           660,000  Alamosa PCS Holdings, Inc. company
                    guaranty stepped-coupon zero %
                    (12 7/8s, 2/15/05), 2010 (STP)                                         402,600
...................................................................................................
           527,838  American Cellular Corp. bank term
                    loan FRN 5 3/4s, 2009 (acquired
                    2/29/00, cost $526,511) (RES)                                          516,802
...................................................................................................
           464,012  American Cellular Corp. bank term
                    loan FRN 5 1/2s, 2008 (acquired
                    2/29/00, cost $464,011) (RES)                                          454,310
...................................................................................................
         2,100,000  American Cellular Corp. company
                    guaranty 9 1/2s, 2009                                                2,058,000
...................................................................................................
         2,630,000  American Tower Corp. sr. notes
                    9 3/8s, 2009                                                         2,084,275
...................................................................................................
         1,300,000  American Tower Corp. Structured Notes
                    (issued by STEERS Credit Linked Trust
                    2000) 9.95s, 2006                                                    1,144,000
...................................................................................................
           240,000  Arch Communications, Inc. sr. notes
                    13 3/4s, 2008 (In default) (NON)                                         1,500
...................................................................................................
           130,000  Arch Communications, Inc. sr. notes
                    13s, 2007 (In default) (NON)                                             1,300
...................................................................................................
           450,000  Asia Global Crossing, Ltd. sr. notes
                    13 3/8s, 2010 (Bermuda)                                                157,500
...................................................................................................
           370,000  AT&T Wireless Services, Inc. sr. notes
                    7 7/8s, 2011                                                           394,383
...................................................................................................
         1,660,000  Birch Telecommunications, Inc. sr. notes
                    14s, 2008                                                              332,000
...................................................................................................
         1,300,000  Call-Net Enterprises, Inc. sr. notes
                    8s, 2008 (Canada)                                                      416,000
...................................................................................................
         1,170,000  Celcaribe SA sr. notes 13 1/2s, 2004
                    (Colombia)                                                             702,000
...................................................................................................
         1,210,000  Colo.com, Inc. 144A sr. notes
                    13 7/8s, 2010 (In default) (NON)                                       193,600
...................................................................................................
         1,030,000  Crown Castle International Corp.
                    sr. notes 10 3/4s, 2011                                              1,004,250
...................................................................................................
         2,030,000  Crown Castle International Corp.
                    sr. notes 9 3/8s, 2011                                               1,867,600
...................................................................................................
         1,390,000  Dobson/Sygnet Communications, Inc.
                    sr. notes 12 1/4s, 2008                                              1,473,400
...................................................................................................
         1,330,000  Econophone, Inc. company guaranty
                    13 1/2s, 2007 (In default) (NON)                                        26,600
...................................................................................................
           520,000  FLAG Telecom Holdings, Ltd. sr. notes
                    11 5/8s, 2010 (Bermuda)                                                223,600
...................................................................................................
           920,000  Flag, Ltd. 144A sr. notes 8 1/4s, 2008
                    (Bermuda)                                                              625,600
...................................................................................................
           280,000  Global Crossing Holdings, Ltd. company
                    guaranty 9 5/8s, 2008 (Bermuda)                                         28,000
...................................................................................................
           280,000  Global Crossing Holdings, Ltd. company
                    guaranty 9 1/2s, 2009 (Bermuda)                                         28,000
...................................................................................................
           270,000  Global Crossing Holdings, Ltd. company
                    guaranty 9 1/8s, 2006 (Bermuda)                                         27,000
...................................................................................................
         3,210,000  Global Crossing Holdings, Ltd. company
                    guaranty 8.7s, 2007 (Bermuda)                                          272,850
...................................................................................................
         2,090,000  Horizon PCS, Inc. company guaranty
                    stepped-coupon zero % (14s,
                    10/1/05), 2010 (STP)                                                 1,086,800
...................................................................................................
           660,000  Horizon PCS, Inc. 144A sr. notes
                    13 3/4s, 2011                                                          653,400
...................................................................................................
           270,000  Hyperion Telecommunications Corp., Inc.
                    sr. disc. notes Ser. B, zero %, 2003                                     8,775
...................................................................................................
         2,300,000  Hyperion Telecommunications Corp., Inc.
                    sr. sub. notes 12s, 2007                                                92,000
...................................................................................................
         1,200,000  ICG Holdings, Inc. sr. sub. notes
                    zero % 2005                                                             84,000
...................................................................................................
         7,180,000  ICG Services, Inc. sr. disc. notes
                    stepped-coupon zero % (10s,
                    2/15/03), 2008 (STP)                                                   565,425
...................................................................................................
           370,000  Intermedia Communications, Inc. sr. notes
                    Ser. B, 8 1/2s, 2008                                                   373,700
...................................................................................................
         1,160,000  Intermedia Communications, Inc. sr. sub.
                    notes stepped-coupon Ser. B, zero %
                    (12 1/4s, 3/1/04), 2009 (STP)                                        1,032,400
...................................................................................................
         2,030,000  iPCS, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 7/15/05), 2010 (STP)                                    1,349,950
...................................................................................................
         1,490,000  IWO Holdings, Inc. company guaranty
                    14s, 2011                                                            1,564,500
...................................................................................................
         4,264,000  KMC Telecommunications Holdings, Inc.
                    sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 2/15/03), 2008 (STP)                                         127,920
...................................................................................................
           900,000  Leap Wireless International, Inc.
                    company guaranty 12 1/2s, 2010                                         684,000
...................................................................................................
           780,000  Leap Wireless International, Inc.
                    company guaranty stepped-coupon
                    zero % (14 1/2s, 4/15/05), 2010 (STP)                                  284,700
...................................................................................................
           218,000  Level 3 Communications, Inc. sr.
                    disc. notes stepped-coupon zero %
                    (10 1/2s, 12/1/03), 2008 (STP)                                          68,125
...................................................................................................
         1,000,000  Level 3 Communications, Inc.
                    Structured Notes 8.82s, 2009 (Issued
                    by Counts, Trust Series 2001)                                        1,020,000
...................................................................................................
         1,160,000  Madison River Capital Corp. sr. notes
                    13 1/4s, 2010                                                          835,200
...................................................................................................
         2,690,000  McCaw International, Ltd. sr. disc.
                    notes stepped-coupon zero %
                    (13s, 4/15/02), 2007 (STP)                                             134,500
...................................................................................................
           170,000  McLeodUSA, Inc. sr. disc. notes
                    stepped-coupon zero % (10 1/2s,
                    3/1/02), 2007 (STP)                                                     34,850
...................................................................................................
         1,660,000  McLeodUSA, Inc. sr. notes 11 3/8s, 2009                                381,800
...................................................................................................
           540,000  McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                 116,100
...................................................................................................
           190,000  McLeodUSA, Inc. sr. notes 8 3/8s, 2008                                  40,850
...................................................................................................
           870,000  McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                 187,050
...................................................................................................
           450,000  Metrocall, Inc. sr. sub. notes 11s, 2008
                    (In default) (NON)                                                       4,500
...................................................................................................
           210,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007
                    (In default) (NON)                                                       2,100
...................................................................................................
           525,000  Metrocall, Inc. sr. sub. notes 9 3/4s, 2007
                    (In default) (NON)                                                       5,250
...................................................................................................
         2,740,000  Metromedia Fiber Network, Inc. sr. notes
                    Ser. B, 10s, 2008                                                      808,300
...................................................................................................
         1,180,000  Microcell Telecommunications sr. disc.
                    notes Ser B, 14s, 2006 (Canada)                                      1,014,800
...................................................................................................
         1,152,000  Millicom International Cellular SA sr. disc.
                    notes 13 1/2s, 2006 (Luxembourg)                                       760,320
...................................................................................................
         3,980,000  Nextel Communications, Inc. sr. notes
                    12s, 2008                                                            3,472,550
...................................................................................................
           900,000  Nextel Communications, Inc. sr. notes
                    9 1/2s, 2011                                                           697,500
...................................................................................................
         2,350,000  Nextel Partners, Inc. sr. notes 11s, 2010                            1,903,500
...................................................................................................
           410,000  Nextel Partners, Inc. sr. notes 11s, 2010                              332,100
...................................................................................................
           530,000  Nextlink Communications, Inc. sr. notes
                    9 5/8s, 2007 (In default) (NON)                                         62,938
...................................................................................................
         1,450,000  NorthEast Optic Network, Inc. sr. notes
                    12 3/4s, 2008                                                          319,000
...................................................................................................
         1,990,000  Orbital Imaging Corp. sr. notes
                    Ser. B, 11 5/8s, 2005 (In default) (NON)                               398,000
...................................................................................................
           820,000  Orion Network Systems, Inc. sr. notes
                    11 1/4s, 2007                                                          418,200
...................................................................................................
         2,210,000  Price Communications Wireless, Inc.
                    144A sr. notes 9 1/8s, 2006                                          2,314,975
...................................................................................................
           430,000  Rhythms Netconnections, Inc. sr. notes
                    Ser. B, 14s, 2010 (In default) (NON)                                    25,800
...................................................................................................
           480,000  Rogers Wireless, Inc. sec. notes 9 5/8s,
                    2011 (Canada)                                                          496,800
...................................................................................................
            20,000  RSL Communications PLC 144A company
                    guaranty 10 1/2s, 2008 (United Kingdom)
                    (In default) (NON)                                                         675
...................................................................................................
         1,175,000  RSL Communications, Ltd. company
                    guaranty 12 1/4s, 2006 (Bermuda)
                    (In default) (NON)                                                      39,656
...................................................................................................
           300,000  Rural Cellular Corp. sr. sub. notes
                    Ser. B, 9 5/8s, 2008                                                   303,000
...................................................................................................
         1,680,000  SBA Communications Corp. sr. notes
                    10 1/4s, 2009                                                        1,419,600
...................................................................................................
         1,600,000  Spectrasite Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (11 1/8s,
                    4/15/04), 2009 (STP)                                                   440,000
...................................................................................................
         2,150,000  Spectrasite Holdings, Inc. sr. disc.
                    notes stepped-coupon Ser. B, zero %
                    (12 7/8s, 3/15/05), 2010 (STP)                                         526,750
...................................................................................................
         2,950,000  Startec Global Communications Corp.
                    sr. notes 12s, 2008 (In default) (NON)                                  59,000
...................................................................................................
           610,000  Tele1 Europe B.V. sr. notes 13s, 2009
                    (Netherlands)                                                          213,500
...................................................................................................
         2,220,000  Telecorp PCS, Inc. company guaranty
                    10 5/8s, 2010                                                        2,575,200
...................................................................................................
           380,000  Telecorp PCS, Inc. company guaranty
                    stepped-coupon zero % (11 5/8s,
                    4/15/04), 2009 (STP)                                                   334,400
...................................................................................................
           790,000  Time Warner Telecom, Inc. sr. notes
                    9 3/4s, 2008                                                           628,050
...................................................................................................
         1,970,000  Tritel PCS, Inc. company guaranty
                    10 3/8s, 2011                                                        2,231,025
...................................................................................................
           260,000  Triton PCS, Inc. company guaranty
                    9 3/8s, 2011                                                           267,800
...................................................................................................
         1,170,000  Triton PCS, Inc. 144A sr. sub. notes
                    8 3/4s, 2011                                                         1,170,000
...................................................................................................
         3,450,000  UbiquiTel Operating Co. company
                    guaranty stepped-coupon zero %
                    (14s, 4/15/05), 2010 (STP)                                           1,845,750
...................................................................................................
         2,230,000  US UnWired, Inc. company guaranty
                    stepped-coupon Ser. B, zero %
                    (13 3/8s, 11/1/04), 2009 (STP)                                       1,605,600
...................................................................................................
           600,000  USA Mobile Communications, Inc.
                    sr. notes 14s, 2004 (In default) (NON)                                 132,000
...................................................................................................
           410,000  USA Mobile Communications, Inc.
                    sr. notes 9 1/2s, 2004 (In default) (NON)                               20,500
...................................................................................................
           660,000  Versatel Telecom BV sr. notes 13 1/4s,
                    2008 (Netherlands)                                                     231,000
...................................................................................................
           210,000  Versatel Telecom BV sr. notes 13 1/4s,
                    2008 (Netherlands)                                                      73,500
...................................................................................................
           650,000  Versatel Telecom BV Structured Notes
                    (issued by CRAVE Trust 2000) 15.065s,
                    2005 (Netherlands)                                                     143,000
...................................................................................................
         8,590,000  Viatel, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 4/15/03), 2008 (STP)                                   21,475
...................................................................................................
         1,360,000  WebLink Wireless, Inc. sr. disc. notes
                    stepped-coupon zero % (11 1/4s,
                    2/1/03), 2008 (STP)                                                      3,400
...................................................................................................
         3,000,000  Western Wireless Corp. bank term loan
                    FRN 4.755s, 2008 (acquired 4/24/00,
                    cost $3,000,000) (RES)                                               2,919,375
...................................................................................................
         1,730,000  Williams Communications Group, Inc.
                    sr. notes 11 7/8s, 2010                                                739,575
...................................................................................................
           620,000  Williams Communications Group, Inc.
                    sr. notes 11.7s, 2008                                                  254,200
...................................................................................................
           340,000  Williams Communications Group, Inc.
                    sr. notes 10.7s, 2007                                                  145,350
...................................................................................................
         7,228,000  WinStar Communications, Inc. sr.
                    disc. notes stepped-coupon zero %
                    (14 3/4s, 4/15/05), 2010 (STP)                                          36,140
...................................................................................................
         1,820,000  WinStar Communications, Inc. sr.
                    notes 12 3/4s, 2010 (In default) (NON)                                   9,100
...................................................................................................
           300,000  WinStar Communications, Inc. sr.
                    notes 12 1/2s, 2008 (In default) (NON)                                   1,500
...................................................................................................
         1,870,000  World Access, Inc. sr. notes Ser. B,
                    13 1/4s, 2008 (In default) (NON)                                        18,700
...................................................................................................
         2,050,000  XO Communications, Inc. sr. disc.
                    notes stepped-coupon zero %
                    (9.45s, 4/15/03), 2008 (STP)                                           181,938
--------------------------------------------------------------------------------------------------
                                                                                        58,389,107
--------------------------------------------------------------------------------------------------
Construction (0.3%)
...................................................................................................
         2,400,000  Better Minerals & Aggregates Co.
                    company guaranty 13s, 2009                                           2,040,000
...................................................................................................
         1,720,000  Morrison Knudsen Corp. 144A sr. notes
                    11s, 2010 (In default) (NON)                                           172,000
--------------------------------------------------------------------------------------------------
                                                                                         2,212,000
--------------------------------------------------------------------------------------------------
Consumer (1.1%)
...................................................................................................
         1,904,590  Derby Cycle Corp. (The) sr. notes
                    10s, 2008 (In default) (NON)                                           323,780
...................................................................................................
         2,154,000  Derby Cycle Corp. (The) sr. notes
                    9 3/8s, 2008 (In default) (NON)                                        196,080
...................................................................................................
         2,100,000  Jostens, Inc. sr. sub. notes 12 3/4s, 2010                           2,331,000
...................................................................................................
         3,300,000  Samsonite Corp. sr. sub. notes
                    10 3/4s, 2008                                                        2,310,000
...................................................................................................
         3,400,000  Sealy Corp. company guaranty
                    stepped-coupon Ser. B, zero %
                    (10 7/8s, 12/15/02), 2007 (STP)                                      2,907,000
--------------------------------------------------------------------------------------------------
                                                                                         8,067,860
--------------------------------------------------------------------------------------------------
Consumer Goods (1.1%)
...................................................................................................
         1,870,000  Albecca, Inc. company guaranty
                    10 3/4s, 2008                                                        2,094,400
...................................................................................................
           760,000  Armkel, LLC/Armkel Finance 144A
                    sr. sub. notes 9 1/2s, 2009                                            794,200
...................................................................................................
         1,380,000  French Fragrances, Inc. company
                    guaranty Ser. D, 10 3/8s, 2007                                       1,311,000
...................................................................................................
           460,000  Home Interiors & Gifts, Inc. company
                    guaranty 10 1/8s, 2008                                                 340,400
...................................................................................................
         2,400,000  Leiner Health Products sr. sub. notes
                    9 5/8s, 2007 (In default) (NON)                                        333,000
...................................................................................................
           720,000  NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                         694,800
...................................................................................................
         1,090,000  Playtex Products, Inc. company
                    guaranty 9 3/8s, 2011                                                1,144,500
...................................................................................................
           780,000  Polaroid Corp. sr. notes 11 1/2s, 2006
                    (In default) (NON)                                                      66,300
...................................................................................................
           160,000  Revlon Consumer Products sr. notes
                    9s, 2006                                                               110,000
...................................................................................................
         1,630,000  Revlon Consumer Products sr. sub.
                    notes 8 5/8s, 2008                                                     753,875
--------------------------------------------------------------------------------------------------
                                                                                         7,642,475
--------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
...................................................................................................
           580,000  United Rentals (North America), Inc.
                    company guaranty Ser. B, 10 3/4s, 2008                                 620,600
--------------------------------------------------------------------------------------------------
Consumer Staples (--%)
...................................................................................................
         1,260,000  Doskocil Manufacturing Company, Inc.
                    sr. sub. notes 10 1/8s, 2007 (In default) (NON)                        151,200
--------------------------------------------------------------------------------------------------
Energy (4.8%)
...................................................................................................
         1,740,000  Belco Oil & Gas Corp. sr. sub. notes
                    Ser. B, 8 7/8s, 2007                                                 1,792,200
...................................................................................................
         1,110,000  BRL Universal Equipment sec. notes
                    8 7/8s, 2008                                                         1,154,400
...................................................................................................
           110,000  BRL Universal Equipment 144A
                    sec. notes 8 7/8s, 2008                                                114,400
...................................................................................................
         2,690,000  Chesapeake Energy Corp. company
                    guaranty 8 1/8s, 2011                                                2,622,750
...................................................................................................
           730,000  Chesapeake Energy Corp. 144A
                    sr. notes 8 3/8s, 2008                                                 722,700
...................................................................................................
           740,000  El Paso Energy Partners L.P. company
                    guaranty Ser. B, 8 1/2s, 2011                                          747,400
...................................................................................................
           570,000  Forest Oil Corp. company guaranty
                    10 1/2s, 2006                                                          608,475
...................................................................................................
           950,000  Forest Oil Corp. sr. notes 8s, 2008                                    952,375
...................................................................................................
           660,000  Forest Oil Corp. 144A sr. notes 8s, 2011                               660,000
...................................................................................................
           580,000  Grant Prideco, Inc. company guaranty
                    Ser. B, 9 5/8s, 2007                                                   575,650
...................................................................................................
           130,000  Hanover Equipment Trust 144A
                    sec. notes 8 3/4s, 2011                                                134,550
...................................................................................................
           690,000  Hanover Equipment Trust 144A
                    sec. notes 8 1/2s, 2008                                                717,600
...................................................................................................
           690,000  Key Energy Services, Inc. company
                    guaranty Ser. B, 8 3/8s, 2008                                          690,925
...................................................................................................
         1,235,000  Leviathan Gas Corp. company guaranty
                    Ser. B, 10 3/8s, 2009                                                1,309,100
...................................................................................................
         1,380,000  Newfield Exploration Co. sr. notes
                    7 5/8s, 2011                                                         1,385,175
...................................................................................................
           930,000  Nuevo Energy Co. sr. sub. notes
                    Ser. B, 9 1/2s, 2008                                                   868,388
...................................................................................................
           850,000  Nuevo Energy Co. sr. sub. notes
                    Ser. B, 9 3/8s, 2010                                                   793,688
...................................................................................................
         2,067,000  Ocean Energy, Inc. company guaranty
                    Ser. B, 8 3/8s, 2008                                                 2,162,123
...................................................................................................
           770,000  Parker & Parsley Co. sr. notes 8 1/4s, 2007                            788,555
...................................................................................................
         1,380,000  Parker Drilling Corp. company
                    guaranty Ser. D, 9 3/4s, 2006                                        1,366,200
...................................................................................................
         1,770,000  Pioneer Natural Resources Co. company
                    guaranty 9 5/8s, 2010                                                1,960,275
...................................................................................................
           570,000  Pogo Producing Co. sr. sub. notes
                    Ser. B, 8 1/4s, 2011                                                   578,550
...................................................................................................
           250,000  Port Arthur Finance Corp. company
                    guaranty 12 1/2s, 2009                                                 255,000
...................................................................................................
           120,000  Pride International, Inc. sr. notes 10s, 2009                          130,200
...................................................................................................
         1,430,000  Pride Petroleum Services, Inc. sr.
                    notes 9 3/8s, 2007                                                   1,492,563
...................................................................................................
           630,000  Seven Seas Petroleum, Inc. sr. notes
                    Ser. B, 12 1/2s, 2005                                                  371,700
...................................................................................................
         1,260,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                         1,316,914
...................................................................................................
         2,280,000  Stone Energy Corp. company guaranty
                    8 3/4s, 2007                                                         2,302,800
...................................................................................................
           100,000  Triton Energy, Ltd. sr. notes 9 1/4s, 2005
                    (Cayman Islands)                                                       109,057
...................................................................................................
           790,000  Triton Energy, Ltd. sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                       865,011
...................................................................................................
         2,130,000  Vintage Petroleum, Inc. sr. sub. notes
                    9 3/4s, 2009                                                         2,273,775
...................................................................................................
           760,000  Vintage Petroleum, Inc. sr. sub. notes
                    7 7/8s, 2011                                                           756,200
...................................................................................................
           700,000  Westport Resources Corp. 144A
                    sr. sub. notes 8 1/4s, 2011                                            707,000
...................................................................................................
           490,000  XTO Energy, Inc. 144A sr. sub. notes
                    Ser. B, 8 3/4s, 2009                                                   512,663
--------------------------------------------------------------------------------------------------
                                                                                        33,798,362
--------------------------------------------------------------------------------------------------
Entertainment (1.3%)
...................................................................................................
           479,000  AMC Entertainment, Inc. sr. sub. notes
                    9 1/2s, 2011                                                           465,828
...................................................................................................
           190,000  AMC Entertainment, Inc. sr. sub. notes
                    9 1/2s, 2009                                                           185,725
...................................................................................................
         1,695,000  Cinemark USA, Inc. sr. sub. notes
                    Ser. B, 8 1/2s, 2008                                                 1,559,400
...................................................................................................
         1,410,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                           1,424,100
...................................................................................................
         1,206,150  Regal Cinemas, Inc. bank term loan
                    FRN Ser. A, 5.75s, 2006 (acquired 3/4/01,
                    cost $1,081,012) (RES)                                               1,257,411
...................................................................................................
         1,477,934  Regal Cinemas, Inc. bank term loan
                    FRN Ser. B, 6s, 2006 (acquired 3/26/01,
                    cost $1,325,671) (RES)                                               1,542,329
...................................................................................................
             1,000  Regal Cinemas, Inc. sr. sub. notes
                    8 7/8s, 2010 (In default) (NON)                                            188
...................................................................................................
           900,000  Silver Cinemas, Inc. sr. sub. notes
                    10 1/2s, 2005 (In default) (NON)                                            90
...................................................................................................
         2,450,000  Six Flags Entertainment Corp. company
                    guaranty 8 7/8s, 2006                                                2,511,250
--------------------------------------------------------------------------------------------------
                                                                                         8,946,321
--------------------------------------------------------------------------------------------------
Financial (3.6%)
...................................................................................................
         2,545,000  Advanta Corp. 144A company guaranty
                    Ser. B, 8.99s, 2026                                                  1,425,200
...................................................................................................
         1,922,000  AMRESCO, Inc. sr. sub. notes
                    Ser. 98-A, 9 7/8s, 2005 (In default) (NON)                             595,820
...................................................................................................
         1,142,000  Chevy Chase Savings Bank, Inc. sub. deb.
                    9 1/4s, 2005                                                         1,153,420
...................................................................................................
         1,315,000  Colonial Capital II 144A company
                    guaranty 8.92s, 2027                                                 1,193,436
...................................................................................................
           190,000  Comdisco, Inc. notes 7 1/4s, 2001
                    (In default) (NON) (DEF)                                               144,400
...................................................................................................
           640,000  Comdisco, Inc. notes 5.95s, 2002
                    (In default) (NON)                                                     486,400
...................................................................................................
           780,000  Conseco Finance Trust III, Inc. bonds
                    8.796s, 2027                                                           148,200
...................................................................................................
           875,000  Conseco Financial Corp. sr. sub. notes
                    10 1/4s, 2002                                                          761,250
...................................................................................................
           860,000  Conseco Financing Trust II company
                    guaranty 8.7s, 2026                                                    163,400
...................................................................................................
           460,000  Conseco, Inc. notes 8 3/4s, 2004                                       207,000
...................................................................................................
           310,000  Conseco, Inc. sr. notes 10 3/4s, 2008                                  142,600
...................................................................................................
           190,000  Dime Capital Trust I bank guaranty
                    Ser. A, 9.33s, 2027                                                    206,228
...................................................................................................
         3,507,000  Finova Group, Inc. notes 7 1/2s, 2009                                1,472,940
...................................................................................................
           740,000  Ford Motor Credit Corp. notes
                    7 3/8s, 2009                                                           730,587
...................................................................................................
           510,000  Green Tree Financial notes Ser. A,
                    6 1/2s, 2002                                                           413,100
...................................................................................................
         1,770,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                               1,764,548
...................................................................................................
           460,000  Hanvit Bank 144A sub. notes 11 3/4s,
                    2010 (South Korea)                                                     504,850
...................................................................................................
           594,000  Imperial Credit Industries, Inc. sec. notes
                    12s, 2005                                                              219,780
...................................................................................................
           720,000  iStar Financial, Inc. sr. notes 8 3/4s, 2008                           723,600
...................................................................................................
           890,000  Nationwide Credit, Inc. sr. notes
                    Ser. A, 10 1/4s, 2008                                                  249,200
...................................................................................................
           280,000  North Fork Capital Trust I  company
                    guaranty 8.7s, 2026                                                    271,096
...................................................................................................
           780,000  Ocwen Capital Trust I company
                    guaranty 10 7/8s, 2027                                                 600,600
...................................................................................................
           700,000  Ocwen Federal Bank sub. deb. 12s, 2005                                 693,000
...................................................................................................
           240,000  Ocwen Financial Corp. notes
                    11 7/8s, 2003                                                          239,400
...................................................................................................
         1,200,000  Outsourcing Solutions, Inc. sr. sub. notes
                    Ser. B, 11s, 2006                                                      960,000
...................................................................................................
         1,590,000  Peoples Bank-Bridgeport sub. notes
                    9 7/8s, 2010                                                         1,751,258
...................................................................................................
           280,000  Peoples Heritage Capital Trust
                    company guaranty Ser. B, 9.06s, 2027                                   253,061
...................................................................................................
         1,330,000  Provident Capital Trust company
                    guaranty 8.6s, 2026                                                  1,147,896
...................................................................................................
         2,430,000  Resource America, Inc. 144A sr. notes
                    12s, 2004                                                            2,357,100
...................................................................................................
         1,055,000  Reliance Group Holdings, Inc. sr. notes,
                    9s, 2000 (in default) (NON) (DEF)                                      116,050
...................................................................................................
           610,000  Riggs Capital Trust 144A bonds
                    8 5/8s, 2026                                                           434,448
...................................................................................................
         1,340,000  Sovereign Bancorp, Inc. sr. notes
                    10 1/2s, 2006                                                        1,447,200
...................................................................................................
         1,240,000  Superior Financial Corp. 144A sr. notes
                    8.65s, 2003                                                          1,272,552
...................................................................................................
           715,000  Webster Capital Trust I 144A bonds
                    9.36s, 2027                                                            609,323
...................................................................................................
           680,000  Willis Corroon Corp. 144A company
                    guaranty 9s, 2009                                                      700,400
--------------------------------------------------------------------------------------------------
                                                                                        25,559,343
--------------------------------------------------------------------------------------------------
Food (1.5%)
...................................................................................................
         1,270,000  Archibald Candy Corp. company
                    guaranty 10 1/4s, 2004                                                 711,200
...................................................................................................
           830,000  Aurora Foods, Inc. sr. sub. notes
                    Ser. B, 9 7/8s, 2007                                                   796,800
...................................................................................................
         1,865,000  Aurora Foods, Inc. 144A sr. sub. notes
                    Ser. D, 9 7/8s, 2007                                                 1,790,400
...................................................................................................
           410,000  Del Monte Corp. company guaranty
                    Ser. B, 9 1/4s, 2011                                                   426,400
...................................................................................................
         1,195,000  Doane Pet Care Co. sr. sub. deb.
                    9 3/4s, 2007                                                         1,021,725
...................................................................................................
         1,485,000  Eagle Family Foods company guaranty
                    Ser. B, 8 3/4s, 2008                                                 1,024,650
...................................................................................................
           920,000  Land O'Lakes, Inc. 144A sr. notes
                    8 3/4s, 2011                                                           887,800
...................................................................................................
         1,190,000  Premier International Foods PLC
                    sr. notes 12s, 2009 (United Kingdom)                                 1,285,200
...................................................................................................
         1,600,000  RAB Enterprises, Inc. company
                    guaranty 10 1/2s, 2005                                                 640,000
...................................................................................................
         1,940,000  RAB Holdings, Inc. sr. notes 13s, 2008                                 679,000
...................................................................................................
           470,000  Smithfield Foods, Inc. 144A sr. notes
                    8s, 2009                                                               481,750
...................................................................................................
         2,655,000  Vlasic Foods International, Inc.
                    sr. sub. notes Ser. B, 10 1/4s, 2009
                    (In default) (NON)                                                     584,100
--------------------------------------------------------------------------------------------------
                                                                                        10,329,025
--------------------------------------------------------------------------------------------------
Gaming & Lottery (6.4%)
...................................................................................................
           890,000  Aladdin Gaming Holdings, LLC sr. disc.
                    notes, Ser. B, stepped-coupon
                    zero % (13 1/2s, 3/1/03), 2010 (STP)                                    44,500
...................................................................................................
         1,030,000  Ameristar Casinos, Inc. company
                    guaranty 10 3/4s, 2009                                               1,112,400
...................................................................................................
         1,290,000  Argosy Gaming Co. company guaranty
                    10 3/4s, 2009                                                        1,425,450
...................................................................................................
           100,000  Argosy Gaming Co. sr. sub. notes 9s, 2011                              104,750
...................................................................................................
         1,585,618  Autotote Corp. bank term loan FRN
                    6 3/8s, 2007 (acquired 10/13/00,
                    cost $1,581,654) (RES)                                               1,581,654
...................................................................................................
           303,590  Autotote Corp. bank term loan Ser. A,
                    FRN 5.375s, 2007 (acquired 6/6/01,
                    cost $292,964) (RES)                                                   299,795
...................................................................................................
           840,000  Autotote Corp. company guaranty
                    Ser. B, 12 1/2s, 2010                                                  924,000
...................................................................................................
           948,274  Fitzgeralds Gaming Corp. company
                    guaranty Ser. B, 12 1/4s, 2004 (In default) (NON)                       331,896
...................................................................................................
         1,140,000  Harrah's Operating Co., Inc. company
                    guaranty 8s, 2011                                                    1,178,142
...................................................................................................
           700,000  Harrah's Operating Company, Inc.
                    company guaranty 7 1/8s, 2007                                          703,500
...................................................................................................
         1,200,000  Herbst Gaming, Inc. 144A secd. notes
                    10 3/4s, 2008                                                        1,236,000
...................................................................................................
         1,800,000  Hollywood Casino Corp. company
                    guaranty 11 1/4s, 2007                                               1,957,500
...................................................................................................
           350,000  Hollywood Park, Inc. company guaranty
                    Ser. B, 9 1/4s, 2007                                                   302,750
...................................................................................................
         1,760,000  Horseshoe Gaming Holdings company
                    guaranty 8 5/8s, 2009                                                1,812,800
...................................................................................................
         1,790,000  International Game Technology sr. notes
                    8 3/8s, 2009                                                         1,883,975
...................................................................................................
           320,000  Isle of Capri Casinos, Inc. company
                    guaranty 8 3/4s, 2009                                                  308,800
...................................................................................................
         2,850,000  Majestic Investor Holdings/Majestic
                    Investor Capital Corp. 144A company
                    guaranty 11.653s, 2007                                               2,707,500
...................................................................................................
           150,000  Mandalay Resort Group sr. notes
                    9 1/2s, 2008                                                           157,125
...................................................................................................
         1,560,000  Mandalay Resort Group sr. sub. notes
                    Ser. B, 10 1/4s, 2007                                                1,618,500
...................................................................................................
         1,110,000  Mandalay Resort Group 144A sr. sub.
                    notes 9 3/8s, 2010                                                   1,103,063
...................................................................................................
           210,000  MGM Mirage, Inc. coll. sr. notes
                    6 7/8s, 2008                                                           197,488
...................................................................................................
         1,960,000  MGM Mirage, Inc. company guaranty
                    8 1/2s, 2010                                                         1,948,808
...................................................................................................
         1,120,000  MGM Mirage, Inc. company guaranty
                    8 3/8s, 2011                                                         1,106,000
...................................................................................................
           960,000  Mohegan Tribal Gaming Authority
                    sr. notes 8 1/8s, 2006                                                 986,400
...................................................................................................
         1,580,000  Mohegan Tribal Gaming Authority
                    sr. sub. notes 8 3/4s, 2009                                          1,651,100
...................................................................................................
           220,000  Mohegan Tribal Gaming Authority
                    sr. sub. notes 8 3/8s, 2011                                            228,250
...................................................................................................
         1,530,000  Park Place Entertainment Corp.
                    sr. notes 7 1/2s, 2009                                               1,484,100
...................................................................................................
         2,010,000  Park Place Entertainment Corp.
                    sr. sub. notes 8 7/8s, 2008                                          2,035,125
...................................................................................................
         1,280,000  Penn National Gaming, Inc. company
                    guaranty Ser. B, 11 1/8s, 2008                                       1,356,800
...................................................................................................
         2,180,000  Peninsula Gaming LLC company guaranty
                    12 1/4s, 2006                                                        2,180,000
...................................................................................................
           790,000  Riviera Black Hawk, Inc. 1st mtge.
                    13s, 2005                                                              790,000
...................................................................................................
           670,000  Station Casinos, Inc. sr. notes 8 3/8s, 2008                           683,400
...................................................................................................
           970,000  Station Casinos, Inc. sr. sub. notes
                    9 7/8s, 2010                                                           982,125
...................................................................................................
           370,000  Station Casinos, Inc. 144A sr. sub. notes
                    9 3/4s, 2007                                                           376,475
...................................................................................................
         2,040,000  Trump Atlantic City Associates
                    company guaranty 11 1/4s, 2006                                       1,280,100
...................................................................................................
         1,500,000  Trump Castle Funding, Inc. sr. sub. notes
                    11 3/4s, 2003                                                        1,125,000
...................................................................................................
         4,280,000  Trump Castle Funding, Inc. sub. notes
                    10 1/4s, 2003                                                        4,333,500
...................................................................................................
         1,540,000  Venetian Casino, Inc. company guaranty
                    12 1/4s, 2004                                                        1,540,000
...................................................................................................
           630,000  Wheeling Island Gaming, Inc. 144A
                    sr. notes 10 1/8s, 2009                                                639,450
--------------------------------------------------------------------------------------------------
                                                                                        45,718,221
--------------------------------------------------------------------------------------------------
Health Care (5.1%)
...................................................................................................
           615,000  ALARIS Medical Systems, Inc. 144A
                    company guaranty 9 3/4s, 2006                                          573,488
...................................................................................................
         1,530,000  ALARIS Medical Systems, Inc. 144A
                    sec. notes 11 5/8s, 2006                                             1,652,400
...................................................................................................
           220,000  ALARIS Medical, Inc. sr. disc. notes
                    stepped-coupon zero % (11 1/8s,
                    8/1/03), 2008 (STP)                                                    132,000
...................................................................................................
         1,040,000  AmerisourceBergen Corp. sr. notes
                    8 1/8s, 2008                                                         1,076,400
...................................................................................................
           730,000  Beverly Enterprises, Inc. sr. notes
                    9 5/8s, 2009                                                           764,675
...................................................................................................
           730,000  Bio-Rad Labs Corp. sr. sub. notes
                    11 5/8s, 2007                                                          804,825
...................................................................................................
           560,000  Conmed Corp. company guaranty
                    9s, 2008                                                               565,600
...................................................................................................
            69,200  Genesis Health Ventures, Inc. sec. notes
                    FRN 7.59s, 2007                                                         68,508
...................................................................................................
           960,000  Hanger Orthopedic Group, Inc. .
                    sr sub. notes 11 1/4s, 2009                                            892,800
...................................................................................................
         1,540,000  HCA, Inc. deb. 7.19s, 2015                                           1,516,900
...................................................................................................
           370,000  HCA, Inc. med. term notes 6.63s, 2045                                  373,548
...................................................................................................
         2,720,000  HCA, Inc. notes 8 3/4s, 2010                                         2,971,600
...................................................................................................
           670,000  HCA, Inc. notes 8.36s, 2024                                            659,950
...................................................................................................
           200,000  HCA, Inc. notes 7s, 2007                                               201,000
...................................................................................................
           520,000  HCA, Inc. sr. notes 7 7/8s, 2011                                       535,600
...................................................................................................
         1,920,000  Healthsouth Corp. sr. sub. notes
                    10 3/4s, 2008                                                        2,109,600
...................................................................................................
           790,000  Insight Health Services Corp. 144A
                    sr. sub. notes 9 7/8s, 2011                                            817,650
...................................................................................................
         1,320,000  Integrated Health Services, Inc. bank
                    term loan FRN 8 1/2s, 2004 (acquired
                    11/1/01. Cost $703,267) (RES)                                          738,100
...................................................................................................
         1,980,000  Integrated Health Services, Inc. sr. sub.
                    notes Ser. A, 9 1/2s, 2007 (In default) (NON)                              198
...................................................................................................
         1,190,000  Integrated Health Services, Inc. sr. sub.
                    notes Ser. A, 9 1/4s, 2008 (In default) (NON)                              119
...................................................................................................
         1,705,000  Kinetic Concepts, Inc. company
                    guaranty Ser. B, 9 5/8s, 2007                                        1,696,475
...................................................................................................
           260,000  Lifepoint Hospital Holdings company
                    guaranty Ser. B, 10 3/4s, 2009                                         293,800
...................................................................................................
           220,000  Loewen Group International, Inc. 144A
                    company guaranty Ser. 4, 8 1/4s, 2003
                    (In default) (NON)                                                     144,650
...................................................................................................
           920,000  Loewen Group, Inc. (The) notes
                    12 1/4s, 2008                                                        1,010,850
...................................................................................................
         3,040,000  Magellan Health Services, Inc. sr. sub.
                    notes 9s, 2008                                                       2,736,000
...................................................................................................
           120,000  Magellan Health Services, Inc. 144A
                    sr. notes 9 3/8s, 2007                                                 121,800
...................................................................................................
         6,090,000  Mariner Post-Acute Network, Inc.
                    sr. sub. notes stepped-coupon Ser. B,
                    zero % (10 1/2s, 11/1/02), 2007 (STP)                                   30,450
...................................................................................................
         1,830,000  Mediq, Inc. company guaranty 11s,
                    2008 (In default) (NON)                                                 18,300
...................................................................................................
         1,850,000  Mediq, Inc. deb. stepped-coupon
                    zero % (13s, 6/1/03), 2009 (STP)                                           185
...................................................................................................
         5,470,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007
                    (In default) (NON)                                                         547
...................................................................................................
           980,000  Omnicare, Inc. company guaranty
                    Ser. B, 8 1/8s, 2011                                                 1,019,200
...................................................................................................
         2,440,000  Paracelsus Healthcare Corp. sr. sub.
                    notes 10s, 2006 (In default) (NON)                                     976,000
...................................................................................................
           400,000  Service Corp. International deb.
                    7 7/8s, 2013                                                           332,000
...................................................................................................
           270,000  Service Corp. International notes
                    7.7s, 2009                                                             233,550
...................................................................................................
         2,480,000  Service Corp. International notes 6s, 2005                           2,142,100
...................................................................................................
         1,350,000  Stewart Enterprises, Inc. notes
                    10 3/4s, 2008                                                        1,478,250
...................................................................................................
         4,335,000  Sun Healthcare Group, Inc. sr. sub.
                    notes Ser. B, 9 1/2s, 2007 (In default) (NON)                              434
...................................................................................................
         2,200,000  Sun Healthcare Group, Inc. 144A
                    sr. sub. notes 9 3/8s, 2008 (In default) (NON)                             220
...................................................................................................
         2,271,000  Tenet Healthcare Corp. sr. notes
                    Ser. B, 8 1/8s, 2008                                                 2,434,262
...................................................................................................
         1,300,000  Triad Hospitals Holdings company
                    guaranty Ser. B, 11s, 2009                                           1,423,500
...................................................................................................
         2,340,000  Triad Hospitals, Inc. company
                    guaranty Ser. B, 8 3/4s, 2009                                        2,445,300
...................................................................................................
         1,030,000  Vanguard Health Systems, Inc. 144A
                    sr. sub. notes 9 3/4s, 2011                                          1,055,750
--------------------------------------------------------------------------------------------------
                                                                                        36,048,584
--------------------------------------------------------------------------------------------------
Homebuilding (1.7%)
...................................................................................................
         1,090,000  Beazer Homes USA, Inc. company
                    guaranty 8 5/8s, 2011                                                1,122,700
...................................................................................................
           660,000  D.R. Horton, Inc. company guaranty
                    8s, 2009                                                               655,050
...................................................................................................
           690,000  D.R. Horton, Inc. sr. notes 7 7/8s, 2011                               669,300
...................................................................................................
         1,130,000  Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                            1,189,325
...................................................................................................
           490,000  Del Webb Corp. sr. sub. debs 9 3/4s, 2008                              513,888
...................................................................................................
           860,000  K. Hovnanian Enterprises, Inc.
                    company guaranty 10 1/2s, 2007                                         894,400
...................................................................................................
         1,830,000  KB Home sr. sub. notes 9 1/2s, 2011                                  1,866,600
...................................................................................................
           300,000  Lennar Corp. company guaranty Ser. B,
                    9.95s, 2010                                                            330,000
...................................................................................................
         1,170,000  Lennar Corp. sr. notes 7 5/8s, 2009                                  1,181,700
...................................................................................................
           160,000  M.D.C. Holdings, Inc. sr. notes
                    8 3/8s, 2008                                                           161,600
...................................................................................................
         1,660,000  Ryland Group, Inc. sr. notes 9 3/4s, 2010                            1,759,600
...................................................................................................
           650,000  Standard Pacific Corp. sr. notes
                    9 1/2s, 2010                                                           646,750
...................................................................................................
         1,050,000  Toll Corp. company guaranty 8 1/8s, 2009                             1,036,875
...................................................................................................
           130,000  Toll Corp. sr. sub. notes 8 1/4s, 2011                                 128,700
--------------------------------------------------------------------------------------------------
                                                                                        12,156,488
--------------------------------------------------------------------------------------------------
Lodging/Tourism (1.8%)
...................................................................................................
           566,000  Felcor Lodging LP company guaranty
                    8 1/2s, 2011 (R)                                                       546,190
...................................................................................................
         2,090,000  Felcor Lodging LP company guaranty
                    9 1/2s, 2008 (R)                                                     2,090,000
...................................................................................................
           710,000  Felcor Lodging LP 144A company
                    guaranty 9 1/2s, 2008 (R)                                              710,000
...................................................................................................
         5,420,000  HMH Properties, Inc. company guaranty
                    Ser. B, 7 7/8s, 2008                                                 5,013,500
...................................................................................................
           510,000  Host Marriott L.P. company guaranty
                    Ser. G, 9 1/4s, 2007                                                   508,725
...................................................................................................
           620,000  Host Marriott L.P. sr. notes Ser. E,
                    8 3/8s, 2006                                                           593,650
...................................................................................................
         1,330,000  ITT Corp. notes 6 3/4s, 2005                                         1,280,870
...................................................................................................
           290,000  John Q. Hammons Hotels, Inc. 1st mtge.
                    8 7/8s, 2004                                                           275,500
...................................................................................................
         1,198,000  Meristar Hospitality Corp. company
                    guaranty 9 1/8s, 2011                                                1,123,125
...................................................................................................
            40,000  Meristar Hospitality Corp. company
                    guaranty 9s, 2008                                                       37,800
...................................................................................................
           600,000  MeriStar Hospitality Operating
                    Partnership/MeriStar Hospitality Finance
                    Corp. 144A sr. notes 10 1/2s, 2009 (R)                                 603,000
--------------------------------------------------------------------------------------------------
                                                                                        12,782,360
--------------------------------------------------------------------------------------------------
Metals (1.5%)
...................................................................................................
           890,000  AK Steel Corp. company guaranty
                    7 7/8s, 2009                                                           876,650
...................................................................................................
           360,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                  369,000
...................................................................................................
         1,259,140  Anker Coal Group, Inc. company
                    guaranty Ser. B, 14 1/4s, 2007 (PIK)                                   541,430
...................................................................................................
         1,000,000  Armco, Inc. sr. notes 9s, 2007                                       1,020,000
...................................................................................................
           900,000  Armco, Inc. sr. notes 8 7/8s, 2008                                     868,500
...................................................................................................
           910,000  Centaur Mining & Exploration company
                    guaranty 11s, 2007 (Australia)
                    (In default) (NON)                                                      45,500
...................................................................................................
         1,870,000  Doe Run Resources Corp. company
                    guaranty Ser. B, 11 1/4s, 2005                                         374,000
...................................................................................................
           230,000  Doe Run Resources Corp. company
                    guaranty Ser. B (a), 11 1/4s, 2005                                      64,400
...................................................................................................
           550,000  Doe Run Resources Corp. company
                    guaranty FRN Ser. B, 9.38s, 2003                                        99,000
...................................................................................................
            80,000  Kaiser Aluminum & Chemical Corp.
                    sr. notes Ser. B, 10 7/8s, 2006                                         72,800
...................................................................................................
         3,225,000  Kaiser Aluminum & Chemical Corp.
                    sr. sub. notes 12 3/4s, 2003                                         2,350,219
...................................................................................................
         2,430,000  LTV Corp. company guaranty 11 3/4s,
                    2009 (In default) (NON)                                                 24,300
...................................................................................................
         1,640,000  LTV Corp. (The) 144A company guaranty
                    8.2s, 2007 (In default) (NON)                                            3,280
...................................................................................................
           850,000  National Steel Corp. 1st mtge.
                    Ser. D, 9 7/8s, 2009                                                   306,000
...................................................................................................
           704,000  Oregon Steel Mills 1st mtge. 11s, 2003                                 686,400
...................................................................................................
           177,000  P&L Coal Holdings Corp. company
                    guaranty Ser. B, 9 5/8s, 2008                                          189,390
...................................................................................................
         1,480,000  United States Steel, LLC 144A company
                    guaranty 10 3/4s, 2008                                               1,435,600
...................................................................................................
         1,520,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                            794,200
...................................................................................................
           160,000  Weirton Steel Corp. 144A sr. notes
                    10 3/4s, 2005                                                           16,800
...................................................................................................
         1,500,000  Wheeling-Pittsburgh Steel Corp.
                    sr. notes 9 1/4s, 2007 (In default) (NON)                               43,125
...................................................................................................
           820,000  WHX Corp. sr. notes 10 1/2s, 2005                                      410,000
--------------------------------------------------------------------------------------------------
                                                                                        10,590,594
--------------------------------------------------------------------------------------------------
Paper & Forest Products (3.2%)
...................................................................................................
         1,632,018  Alabama River Newsprint bank term
                    loan FRN 4.073s, 2002 (acquired
                    4/14/98, cost $921,379) (RES)                                        1,534,097
...................................................................................................
         1,630,000  Appleton Papers, Inc. 144A sr. sub.
                    notes 12 1/2s, 2008                                                  1,548,500
...................................................................................................
           750,000  Bowater Canada Finance 144A notes
                    7.95s, 2011 (Canada)                                                   755,513
...................................................................................................
           670,000  Doman Industries, Ltd. company
                    guaranty 12s, 2004 (Canada)                                            571,175
...................................................................................................
         2,195,000  Doman Industries, Ltd. sr. notes 8 3/4s,
                    2004 (Canada)                                                          417,050
...................................................................................................
         1,880,000  Four M Corp. sr. notes Ser. B, 12s, 2006                             1,842,400
...................................................................................................
           110,000  Gaylord Container Corp. sr. notes
                    Ser. B, 9 3/4s, 2007                                                    92,400
...................................................................................................
           985,000  Gaylord Container Corp. sr. notes
                    Ser. B, 9 3/8s, 2007                                                   827,400
...................................................................................................
           275,000  Gaylord Container Corp. sr. sub. notes
                    9 7/8s, 2008                                                           109,313
...................................................................................................
         2,120,000  Pacifica Papers, Inc. sr. notes 10s, 2009
                    (Canada)                                                             2,279,000
...................................................................................................
         1,040,000  Potlatch Corp. 144A sr. sub. notes
                    10s, 2011                                                            1,079,936
...................................................................................................
         2,420,000  Riverwood International Corp. company
                    guaranty 10 7/8s, 2008                                               2,456,300
...................................................................................................
         1,200,000  Riverwood International Corp. company
                    guaranty 10 5/8s, 2007                                               1,248,000
...................................................................................................
           400,000  Riverwood International Corp. company
                    guaranty 10 1/4s, 2006                                                 409,000
...................................................................................................
           997,827  Stone Container Corp. bank term loan
                    Ser. G, FRN 5.688s, 2006 (acquired
                    7/17/00, cost $997,827) (RES)                                          990,094
...................................................................................................
         1,150,000  Stone Container Corp. sr. notes 12.58s,
                    2016 (Canada)                                                        1,213,250
...................................................................................................
           100,000  Stone Container Corp. 144A company
                    guaranty 11 1/2s, 2006 (Canada)                                        107,000
...................................................................................................
         1,670,000  Stone Container Corp. sr. notes
                    9 3/4s, 2011                                                         1,795,250
...................................................................................................
         1,460,000  Stone Container Corp. sr. notes
                    9 1/4s, 2008                                                         1,540,300
...................................................................................................
            65,000  Tembec Industries, Inc. company
                    guaranty 8 5/8s, 2009 (Canada)                                          67,113
...................................................................................................
         1,780,000  Tembec Industries, Inc. company
                    guaranty 8 1/2s, 2011 (Canada)                                       1,833,400
--------------------------------------------------------------------------------------------------
                                                                                        22,716,491
--------------------------------------------------------------------------------------------------
Publishing (2.1%)
...................................................................................................
         3,135,000  Affinity Group Holdings sr. notes 11s, 2007                          2,539,350
...................................................................................................
           880,000  Garden State Newspapers, Inc.
                    sr. sub. notes 8 5/8s, 2011                                            853,600
...................................................................................................
           470,000  Garden State Newspapers, Inc.
                    sr. sub. notes Ser. B, 8 3/4s, 2009                                    465,300
...................................................................................................
           760,000  Hollinger International Publishing,
                    Inc. company guaranty 9 1/4s, 2007                                     748,600
...................................................................................................
         2,490,000  Hollinger Participation Trust 144A
                    sr. notes 12 1/8s, 2010 (Canada) (PIK)                               2,079,150
...................................................................................................
           980,000  Key3media Group, Inc. company
                    guaranty 11 1/4s, 2011                                                 813,400
...................................................................................................
         2,775,000  Perry-Judd company guaranty
                    10 5/8s, 2007                                                        2,497,500
...................................................................................................
         2,110,000  PRIMEDIA, Inc. company guaranty
                    8 7/8s, 2011                                                         1,888,450
...................................................................................................
         1,060,000  PRIMEDIA, Inc. company guaranty
                    7 5/8s, 2008                                                           927,500
...................................................................................................
           900,000  PRIMEDIA, Inc. company guaranty
                    Ser. B, 8 1/2s, 2006                                                   828,000
...................................................................................................
         1,050,000  Quebecor Media, Inc. sr. disc. notes
                    stepped-coupon zero % (13 3/4s,
                    7/15/06), 2011 (Canada) (STP)                                          630,000
...................................................................................................
           730,000  Quebecor Media, Inc. sr. notes
                    11 1/8s, 2011 (Canada)                                                 777,450
--------------------------------------------------------------------------------------------------
                                                                                        15,048,300
--------------------------------------------------------------------------------------------------
Restaurants (0.7%)
...................................................................................................
           360,000  Domino's, Inc. company guaranty
                    Ser. B, 10 3/8s, 2009                                                  381,600
...................................................................................................
         1,271,000  Sbarro, Inc. company guaranty 11s, 2009                              1,207,450
...................................................................................................
         1,880,000  Tricon Global Restaurants, Inc. sr. notes
                    8 7/8s, 2011                                                         1,992,800
...................................................................................................
           610,000  Tricon Global Restaurants, Inc. sr. notes
                    7.65s, 2008                                                            613,050
...................................................................................................
           530,000  Tricon Global Restaurants, Inc. sr. notes
                    7.45s, 2005                                                            535,300
--------------------------------------------------------------------------------------------------
                                                                                         4,730,200
--------------------------------------------------------------------------------------------------
Retail (1.5%)
...................................................................................................
           930,000  Amazon.com, Inc. sr. sub. notes
                    stepped-coupon zero % (10s,
                    5/1/03), 2008 (STP)                                                    648,675
...................................................................................................
         1,080,000  Fleming Companies, Inc. company
                    guaranty 10 1/8s, 2008                                               1,117,800
...................................................................................................
           610,000  Fleming Companies, Inc. company
                    guaranty Ser. B, 10 1/2s, 2004                                         610,000
...................................................................................................
            60,000  Fleming Companies, Inc. 144A sr. sub.
                    notes 10 5/8s, 2007                                                     57,450
...................................................................................................
           520,000  Great Atlantic & Pacific Tea Co. notes
                    7 3/4s, 2007                                                           494,000
...................................................................................................
            70,000  Iron Age Holdings Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/8s,
                    5/1/03), 2009 (STP)                                                      6,300
...................................................................................................
           600,000  K mart Corp. notes 9 3/8s, 2006                                        493,500
...................................................................................................
         2,500,000  K mart Corp. pass-through
                    certificates Ser. 95K4, 9.35s, 2020                                  1,675,000
...................................................................................................
           115,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                             106,950
...................................................................................................
         1,180,000  Petco Animal Supplies, Inc. 144A
                    sr. sub. notes 10 3/4s, 2011                                         1,221,300
...................................................................................................
            60,000  Rite Aid Corp. notes 7 1/8s, 2007                                       48,900
...................................................................................................
         3,740,000  Saks, Inc. company guaranty 8 1/4s, 2008                             3,431,450
...................................................................................................
           110,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                              102,776
...................................................................................................
           290,000  Southland Corp. sr. sub. deb. 5s, 2003                                 277,643
...................................................................................................
           450,000  Tommy Hilfiger USA, Inc. company
                    guaranty 6 1/2s, 2003                                                  445,500
--------------------------------------------------------------------------------------------------
                                                                                        10,737,244
--------------------------------------------------------------------------------------------------
Specialty Printing (0.1%)
...................................................................................................
           728,160  Von Hoffman Press, Inc. 144A sr. sub.
                    notes 13 1/2s, 2009                                                    582,528
...................................................................................................
           435,000  Von Hoffman Press, Inc. 144A sr. sub.
                    notes 10 3/8s, 2007                                                    408,900
--------------------------------------------------------------------------------------------------
                                                                                           991,428
--------------------------------------------------------------------------------------------------
Technology (1.8%)
...................................................................................................
           550,000  Amkor Technology, Inc. sr. notes
                    9 1/4s, 2008                                                           519,750
...................................................................................................
           810,000  Amkor Technologies, Inc. Structured Note
                    (issued by STEERS Credit Linked Trust
                    2000) 12.58s, 2005                                                     753,300
...................................................................................................
         5,150,000  Cybernet Internet Services
                    International, Inc. 144A sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04),
                    2009 (Denmark) (STP)                                                    51,500
...................................................................................................
         2,540,000  Equinix, Inc. sr. notes 13s, 2007                                      812,800
...................................................................................................
           920,000  Exodus Communications, Inc. sr. notes
                    10 3/4s, 2009 (In default) (NON)                                       170,200
...................................................................................................
           390,000  Exodus Communications, Inc. 144A
                    sr. notes 11 1/4s, 2008 (In default) (NON)                              72,150
...................................................................................................
           230,000  Fairchild Semiconductor International, Inc.
                    company guaranty 10 3/8s, 2007                                         238,625
...................................................................................................
           930,000  Fairchild Semiconductor International, Inc.
                    sr. sub. notes 10 1/8s, 2007                                           955,575
...................................................................................................
         4,390,000  Firstworld Communication Corp.
                    sr. disc. notes stepped-coupon zero %
                    (13s, 4/15/03), 2008 (STP)                                             219,500
...................................................................................................
         1,570,000  Globix Corp. sr. notes 12 1/2s, 2010                                   361,100
...................................................................................................
         2,550,000  Intira Corp. bonds stepped-coupon
                    zero % (13s, 2/1/05), 2010 (STP)                                           255
...................................................................................................
           240,000  Iron Mountain, Inc. company guaranty
                    8 5/8s, 2013                                                           247,200
...................................................................................................
         1,830,000  Iron Mountain, Inc. company guaranty
                    8 1/8s, 2008 (Canada)                                                1,855,163
...................................................................................................
           130,000  Lucent Technologies, Inc. deb. 6 1/2s, 2028                             85,800
...................................................................................................
         2,560,000  Lucent Technologies, Inc. deb. 6.45s, 2029                           1,689,600
...................................................................................................
         3,000,000  Micron Technology, Inc. cv. 6 1/2s, 2005                             2,767,500
...................................................................................................
           430,000  PSINet, Inc. sr. notes 11 1/2s, 2008
                    (In default) (NON)                                                      33,325
...................................................................................................
         2,905,000  PSINet, Inc. sr. notes 11s, 2009
                    (In default) (NON)                                                     225,138
...................................................................................................
           830,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005
                    (In default) (NON)                                                      64,325
...................................................................................................
           700,000  SCG Holding & Semiconductor Corp.
                    company guaranty 12s, 2009                                             245,000
...................................................................................................
           280,000  Seagate Technology, Inc. 144A company
                    guaranty 12 1/2s, 2007 (Cayman Islands)                                319,200
...................................................................................................
         1,010,000  Telecommunications Techniques, Inc.
                    company guaranty 9 3/4s, 2008                                          303,000
...................................................................................................
         1,330,000  Telehub Communications Corp. company
                    guaranty stepped-coupon zero %
                    (13 7/8s, 7/31/02), 2005 (STP)                                             133
...................................................................................................
         1,020,000  Telex Communications, Inc. company
                    guaranty 10 1/2s, 2007 (In default) (NON)                              102,000
...................................................................................................
           440,000  Unisys Corp. sr. notes 7 1/4s, 2005                                    432,300
...................................................................................................
         1,030,000  Viasystems, Inc. sr. notes Ser. B,
                    9 3/4s, 2007                                                           309,000
...................................................................................................
            70,000  Xerox Credit Corp. sr. notes 6.1s, 2003                                 64,050
--------------------------------------------------------------------------------------------------
                                                                                        12,897,489
--------------------------------------------------------------------------------------------------
Textiles (0.4%)
...................................................................................................
         1,110,000  Galey & Lord, Inc. company guaranty
                    9 1/8s, 2008                                                           199,800
...................................................................................................
         1,035,000  GFSI, Inc. sr. disc. Notes, Ser. B,
                    stepped-coupon zero % (11 3/8s,
                    9/15/04), 2009 (STP)                                                    93,150
...................................................................................................
           303,000  Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004
                    (In default) (NON)                                                      78,780
...................................................................................................
         1,710,000  Levi Strauss & Co. sr. notes 11 5/8s, 2008                           1,509,075
...................................................................................................
         2,470,000  Westpoint Stevens, Inc. sr. notes
                    7 7/8s, 2005                                                           796,575
...................................................................................................
           310,000  William Carter Holdings Co. (The)
                    144A sr. sub. notes 10 7/8s, 2011                                      333,250
--------------------------------------------------------------------------------------------------
                                                                                         3,010,630
--------------------------------------------------------------------------------------------------
Tobacco (0.1%)
...................................................................................................
           600,000  North Atlantic Trading Co. company
                    guaranty Ser. B, 11s, 2004                                             546,000
--------------------------------------------------------------------------------------------------
Transportation (2.4%)
...................................................................................................
           110,000  Air Canada Corp. sr. notes 10 1/4s,
                    2011 (Canada)                                                           68,200
...................................................................................................
         2,420,000  Airbus Industries 144A notes Ser. D,
                    12.266s, 2020                                                        2,538,651
...................................................................................................
           760,000  American Airlines, Inc. bonds
                    Ser. 01-2, Class B, 8.608s, 2011                                       760,866
...................................................................................................
           370,000  American Airlines, Inc. 144A
                    pass-through certificates Ser. 01-2,
                    Class A-2, 7.858s, 2011                                                369,227
...................................................................................................
         1,000,000  AMR Corp. debs. 9s, 2012                                               920,000
...................................................................................................
         2,300,000  Calair, LLC/Calair Capital Corp.
                    company guaranty 8 1/8s, 2008                                        1,702,000
...................................................................................................
           630,000  Continental Airlines, Inc. pass-thru
                    certificates Ser. D, 7.568s, 2006                                      478,800
...................................................................................................
         1,770,000  Kansas City Southern Railway Co.
                    company guaranty 9 1/2s, 2008                                        1,929,300
...................................................................................................
           720,000  Kitty Hawk, Inc. company guaranty
                    9.95s, 2004 (In default) (NON)                                          93,600
...................................................................................................
         1,335,000  Navistar International Corp. company
                    guaranty Ser. B, 9 3/8s, 2006                                        1,401,750
...................................................................................................
         1,395,000  Navistar International Corp. sr. notes
                    Ser. B, 8s, 2008                                                     1,374,075
...................................................................................................
           260,000  Newport News Shipbuilding, Inc. sr. notes
                    8 5/8s, 2006                                                           275,600
...................................................................................................
         1,000,000  Northwest Airlines, Inc. company
                    guaranty 8 7/8s, 2006                                                  780,000
...................................................................................................
           200,000  Northwest Airlines, Inc. company
                    guaranty 8.52s, 2004                                                   166,000
...................................................................................................
         1,140,000  Northwest Airlines, Inc. company
                    guaranty 7 5/8s, 2005                                                  877,800
...................................................................................................
         1,770,000  RailAmerica Transportation company
                    guaranty 12 7/8s, 2010                                               1,823,100
...................................................................................................
           330,000  Transportation Manufacturing
                    Operations, Inc. company guaranty
                    11 1/4s, 2009                                                          184,800
...................................................................................................
           684,018  Transportation Tech. bank term loan
                    FRN 5.948s, 2007 (acquired 2/29/00,
                    cost $684,018) (RES)                                                   454,872
...................................................................................................
           380,000  Travel Centers of America, Inc.
                    company guaranty 12 3/4s, 2009                                         402,800
...................................................................................................
         1,130,000  US Air, Inc. pass-through
                    certificates Ser. 93A3, 10 3/8s, 2013                                  700,600
--------------------------------------------------------------------------------------------------
                                                                                        17,302,041
--------------------------------------------------------------------------------------------------
Utilities (4.1%)
...................................................................................................
           450,000  AES Corp. (The) notes 8 3/4s, 2008                                     396,000
...................................................................................................
         4,180,000  AES Corp. (The) sr. notes 9 3/8s, 2010                               3,699,300
...................................................................................................
           200,000  AES Corp. (The) sr. notes 8 7/8s, 2011                                 172,000
...................................................................................................
           970,000  Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                           679,000
...................................................................................................
         2,040,000  Calpine Canada Energy Finance company
                    guaranty 8 1/2s, 2008 (Canada)                                       1,846,200
...................................................................................................
           800,000  Calpine Corp. sr. notes 10 1/2s, 2006                                  720,000
...................................................................................................
           350,000  Calpine Corp. sr. notes 8 3/4s, 2007                                   316,750
...................................................................................................
         2,180,000  Calpine Corp. sr. notes 8 5/8s, 2010                                 1,951,100
...................................................................................................
         1,560,000  Calpine Corp. sr. notes 8 1/2s, 2011                                 1,396,200
...................................................................................................
           570,000  Calpine Corp. sr. notes 7 7/8s, 2008                                   507,300
...................................................................................................
            50,000  Calpine Corp. sr. notes 7 3/4s, 2009                                    44,250
...................................................................................................
         1,300,000  CMS Energy Corp. pass-through
                    certificates 7s, 2005                                                1,254,240
...................................................................................................
         1,500,000  CMS Energy Corp. sr. notes 8.9s, 2008                                1,522,500
...................................................................................................
           600,000  CMS Energy Corp. sr. notes 8 1/2s, 2011                                594,480
...................................................................................................
           700,000  Edison Mission Energy sr. notes 10s, 2008                              714,000
...................................................................................................
         3,015,000  Midland Funding Corp. II deb. Ser. A,
                    11 3/4s, 2005                                                        3,229,879
...................................................................................................
            50,000  Midland Funding Corp. II deb. Ser. B,
                    13 1/4s, 2006                                                           57,551
...................................................................................................
         1,350,000  Mission Energy Holding Co. sec. notes
                    13 1/2s, 2008                                                        1,498,500
...................................................................................................
           809,400  Northeast Utilities notes Ser. A,
                    8.58s, 2006                                                            860,570
...................................................................................................
           319,733  Northeast Utilities notes Ser. B,
                    8.38s, 2005                                                            335,013
...................................................................................................
           720,000  Pacific Gas & Electric Co. 144A sr. notes
                    7 3/8s, 2005 (In default) (NON)                                        756,000
...................................................................................................
         1,690,000  Southern California Edison Co. notes
                    8.95s, 2003                                                          1,694,225
...................................................................................................
           180,000  Southern California Edison Co. notes
                    6 3/8s, 2006                                                           165,600
...................................................................................................
         1,490,000  Tiverton/Rumford Power Associates, LP
                    144A pass-through certificates 9s, 2018                              1,348,450
...................................................................................................
         3,636,000  York Power Funding 144A notes 12s,
                    2007 (Cayman Islands) (In default) (NON)                             3,454,186
--------------------------------------------------------------------------------------------------
                                                                                        29,213,294
--------------------------------------------------------------------------------------------------
                    Total Corporate Bonds and Notes
                    (cost $715,525,780)                                               $580,023,019
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS (4.6%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                            Value
...................................................................................................
            45,421  AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                     $454
...................................................................................................
            64,595  Brand Scaffold Services, Inc. 144A
                    $3.625 pfd.                                                          2,712,990
...................................................................................................
           111,000  California Federal Bancorp, Inc.
                    Ser. A, $2.281 pfd.                                                  2,773,890
...................................................................................................
            53,477  Chevy Chase Capital Corp. Ser. A,
                    $5.188 pfd. (PIK)                                                    2,967,974
...................................................................................................
             5,230  Chevy Chase Savings Bank, Inc. $3.25 pfd.                              135,980
...................................................................................................
           500,000  CSBI Capital Trust I 144A company
                    guaranty Ser. A, 11.75% pfd.                                           552,500
...................................................................................................
                21  CSC Holdings, Inc. Ser. H,
                    $11.75 cum. pfd. (PIK)                                                   2,258
...................................................................................................
            55,990  CSC Holdings, Inc. Ser. M,
                    $11.125 cum. pfd. (PIK)                                              5,962,935
...................................................................................................
             8,000  Decrane Aircraft Holdings Co.
                    $16.00 pfd. (PIK)                                                      800,000
...................................................................................................
             3,020  Delta Financial Corp. Ser. A,
                    $10.00 cum. pfd.                                                        37,750
...................................................................................................
            91,670  Diva Systems Corp. Ser. C,
                    6.00% cum. pfd.                                                            917
...................................................................................................
            42,800  Doane Pet Care Co. $7.125 pfd.                                       1,284,000
...................................................................................................
               159  Dobson Communications Corp.
                    13.00% pfd.                                                            155,820
...................................................................................................
             1,807  Dobson Communications Corp.
                    12.25% pfd. (PIK)                                                    1,770,713
...................................................................................................
             1,010  First Republic Capital Corp. 144A
                    10.50% pfd.                                                           $984,750
...................................................................................................
             3,677  Granite Broadcasting Corp.
                    12.75% cum. pfd. (PIK)                                               1,397,260
...................................................................................................
             6,821  ICG Holdings, Inc. 14.00% pfd.
                    (Canada) (In default) (NON) (PIK)                                           68
...................................................................................................
             2,856  Intermedia Communications, Inc.
                    Ser. B, 13.50% pfd. (PIK)                                            2,955,960
...................................................................................................
               707  Nextel Communications, Inc. Ser. E,
                    11.125% pfd. (PIK)                                                     360,570
...................................................................................................
            73,727  North Atlantic Trading Co. zero % pfd. (PIK)                           884,724
...................................................................................................
               561  Paxson Communications Corp.
                    13.25% cum. pfd. (PIK)                                               4,768,500
...................................................................................................
             7,400  PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                 370,000
...................................................................................................
             2,321  Rural Cellular Corp. 12.25% pfd. (PIK)                               1,926,314
--------------------------------------------------------------------------------------------------
                    Total Preferred Stocks
                    (cost $41,810,575)                                                 $32,806,327
--------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (1.7%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
          $490,000  American Tower Corp. cv. notes 5s, 2010                               $296,254
...................................................................................................
           470,000  Echostar Communications Corp. 144A
                    cv. sub. notes 5 3/4s, 2008                                            420,650
...................................................................................................
           940,000  Exide Corp. 144A cv. sr. sub. notes
                    2.9s, 2005                                                              63,450
...................................................................................................
           186,000  Hexcel Corp. cv. sub. notes 7s, 2003                                   101,603
...................................................................................................
         6,400,000  Nextel Communications, Inc. cv. sr. notes
                    5 1/4s, 2010                                                         3,848,000
...................................................................................................
         1,710,000  Solectron Corp. cv. LYON zero %, 2020                                  906,300
...................................................................................................
           350,000  Spectrasite Holdings, Inc. cv. sr. notes
                    6 3/4s, 2010                                                           145,180
...................................................................................................
           410,000  Telewest Finance 144A cv. company
                    guaranty 6s, 2005 (United Kingdom)                                     257,275
...................................................................................................
         2,790,000  Telewest Finance Corp. cv. sub. notes
                    6s, 2005 (United Kingdom)                                            1,750,725
...................................................................................................
         4,070,000  Total Renal Care Holdings, Inc. 144A
                    cv. 7s, 2009                                                         4,155,063
--------------------------------------------------------------------------------------------------
                    Total Convertible Bonds and Notes
                    (cost $12,548,566)                                                 $11,944,500
--------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (1.7%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
          $642,056  Argentina (Republic of) bonds 2.89s,
                    2018 (In default) (NON)                                               $154,094
...................................................................................................
           466,400  Argentina (Republic of) bonds 2.67s,
                    2031 (In default) (NON)                                                102,608
...................................................................................................
         1,350,000  Brazil (Federal Republic of) unsub. notes
                    11s, 2040                                                            1,036,125
...................................................................................................
         1,060,000  Colombia (Republic of) bonds
                    11 3/4s, 2020                                                        1,054,700
...................................................................................................
           405,000  Ecuador (Republic of) bonds
                    stepped-coupon Ser. REGS, 5s
                    (6s, 8/15/02), 2030 (STP)                                              191,363
...................................................................................................
         1,110,000  Philippines (Republic of) notes
                    10 5/8s, 2025                                                        1,086,690
...................................................................................................
           835,000  Russia (Federation of) bonds 12 3/4s, 2028                             901,800
...................................................................................................
         1,310,000  Russia (Federation of) unsub. 8 1/4s, 2010                           1,131,840
...................................................................................................
         4,615,000  Russia (Federation of) unsub.
                    stepped-coupon 5s (7 1/2s,
                    3/31/07), 2030 (STP)                                                 2,637,473
...................................................................................................
           210,000  Turkey (Republic of) bonds 11 3/4s, 2010                               205,800
...................................................................................................
           630,000  United Mexican States bonds
                    11 3/8s, 2016                                                          774,270
...................................................................................................
           955,000  United Mexican States bonds Ser. MTN,
                    8.3s, 2031                                                             934,945
...................................................................................................
         1,390,000  United Mexican States notes Ser. A,
                    9 7/8s, 2010                                                         1,542,900
...................................................................................................
           225,000  Venezuela (Republic of) bonds 9 1/4s,
                    2027                                                                   140,400
--------------------------------------------------------------------------------------------------
                    Total Foreign Government Bonds
                    and Notes (cost $11,352,671)                                       $11,895,008
--------------------------------------------------------------------------------------------------
BRADY BONDS (0.9%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
        $3,263,237  Brazil (Federal Republic of) bonds 8s, 2014                         $2,496,376
...................................................................................................
         1,990,000  Brazil (Federal Republic of) govt.
                    guaranty FRB 3 1/4s, 2012                                            1,402,950
...................................................................................................
         1,291,950  Bulgaria (Government of) deb. FRB
                    Ser. PDI, 4.563s, 2011                                               1,130,456
...................................................................................................
           745,000  Peru (Republic of) FLIRB 3 3/4s, 2017                                  521,500
...................................................................................................
           714,275  Venezuela (Republic of) deb. FRB
                    Ser. DL, 4 3/4s, 2007                                                  515,207
--------------------------------------------------------------------------------------------------
                    Total Brady Bonds
                    (cost $6,180,457)                                                   $6,066,489
--------------------------------------------------------------------------------------------------
COMMON STOCKS (0.7%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                            Value
...................................................................................................
               750  AmeriKing, Inc. (NON)                                                       $8
...................................................................................................
            97,050  Arch Wireless, Inc. (NON)                                                1,310
...................................................................................................
            48,616  Aurora Foods, Inc. (NON)                                               245,511
...................................................................................................
             4,275  Axia Holding, Inc. 144A (NON) (PIK)                                     51,300
...................................................................................................
           431,848  Celcaribe SA (Colombia) (NON)                                           53,981
...................................................................................................
         4,869,961  Contifinancial Corp. Liquidating Trust units                           292,198
...................................................................................................
             9,734  Covad Communications
                    Group, Inc. 144A (NON)                                                  27,839
...................................................................................................
             3,020  Delta Funding Residual
                    Exchange Co., LLC                                                      717,250
...................................................................................................
             3,020  Delta Funding Residual Management, Inc.                                     30
...................................................................................................
           214,422  Focal Communications Corp. (NON)                                       130,797
...................................................................................................
            23,314  Genesis Health Ventures, Inc. (NON)                                    501,251
...................................................................................................
            41,310  Intira Corp.                                                                 4
...................................................................................................
             4,044  MPower Holdings Corp. 144A (NON)                                         1,820
...................................................................................................
               665  Premium Holdings (L.P.) 144A                                            10,635
...................................................................................................
             1,579  PSF Holdings LLC Class A                                             2,525,648
...................................................................................................
               336  Quorum Broadcast Holdings, Inc. Class E
                    (acquired 5/15/01, cost $334,843) (RES)                                335,560
...................................................................................................
                93  RCN Corp. (NON)                                                            272
...................................................................................................
             1,466  RSL Communications, Ltd. Class A (NON)                                      12
...................................................................................................
            15,000  Specialty Foods Acquisition Corp. (NON)                                   $150
...................................................................................................
             4,609  Vast Solutions, Inc. Class B1 (NON)                                     13,827
...................................................................................................
             4,609  Vast Solutions, Inc. Class B2 (NON)                                     13,827
...................................................................................................
             4,609  Vast Solutions, Inc. Class B3 (NON)                                     13,827
--------------------------------------------------------------------------------------------------
                    Total Common Stocks
                    (cost $10,917,553)                                                  $4,937,057
--------------------------------------------------------------------------------------------------
UNITS (0.3%) (a)
--------------------------------------------------------------------------------------------------
Number of Units                                                                             Value
...................................................................................................
               720  Mikohn Gaming Corp. 144A units
                    11 7/8s, 2008                                                         $698,400
...................................................................................................
             2,695  XCL, Ltd. 144A units 13 1/2s, 2004
                    (In default) (NON)                                                     808,500
...................................................................................................
            13,850  XCL, Ltd. 144A units cv. cum. pfd.
                    9.5s (In default) (NON) (PIK)                                            6,925
--------------------------------------------------------------------------------------------------
                    Total Units
                    (cost $8,463,087)                                                   $1,513,825
--------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
--------------------------------------------------------------------------------------------------
Number of Shares                                                                             Value
...................................................................................................
               539  Anker Coal Group, Inc. 14.25% cv. pfd.                                  $2,695
...................................................................................................
               105  Genesis Health Ventures, Inc.
                    $6.00 cv. pfd. (PIK)                                                    11,550
...................................................................................................
             4,300  Global Crossing, Ltd. 144A
                    7.00% cum. cv. pfd. (Bermuda)                                           17,738
...................................................................................................
             2,590  Interact Systems, Inc. 144A 14.00% cv. pfd.
                    (In default) (NON)                                                          26
...................................................................................................
            14,400  LTV Corp. (The) 144A $4.125 cv. pfd.
                    (In default) (NON)                                                      30,600
...................................................................................................
               137  Paxson Communications Corp. 144A
                    9.75% cv. pfd. (PIK)                                                 1,191,900
...................................................................................................
            15,352  Peninsula Gaming Partners 144A
                    $7.14 cv. pfd.                                                          92,109
...................................................................................................
             5,870  PSINet, Inc. 144A $3.50 cv. pfd.                                         8,805
...................................................................................................
               154  World Access, Inc. 144A Ser. D,
                    zero % cv. pfd.                                                             38
...................................................................................................
             2,736  XCL, Ltd. 144A Ser. A, $9.50 cum. cv.
                    pfd. (In default) (NON) (PIK)                                            1,368
--------------------------------------------------------------------------------------------------
                    Total Convertible Preferred Stocks
                    (cost $4,465,118)                                                   $1,356,829
--------------------------------------------------------------------------------------------------
WARRANTS (0.2%) (a) (NON)
--------------------------------------------------------------------------------------------------
Number of Warrants                                                   Expiration Date         Value
...................................................................................................
                57  Anker Coal Group, Inc. 144A                             10/28/09            $1
...................................................................................................
             1,690  Bestel SA de C.V. (Mexico)                               5/15/05       202,800
...................................................................................................
             1,600  Birch Telecommunications,
                    Inc. 144A (PIK)                                          6/15/08           160
...................................................................................................
           122,500  CGA Group, Ltd. 144A                                     2/11/07         1,225
...................................................................................................
             1,210  Colo.com, Inc. 144A                                      3/15/10            12
...................................................................................................
             1,950  Dayton Superior Corp.                                    6/15/09        39,000
...................................................................................................
               530  Decrane Aircraft Holdings Co.                            9/30/08             1
...................................................................................................
                 1  Decrane Aircraft Holdings Co.
                    Class B                                                  6/30/10             1
...................................................................................................
            32,012  Delta Financial Corp.                                   12/21/10            $3
...................................................................................................
             4,700  Destia Communications 144A                               7/15/07            47
...................................................................................................
             3,651  Diva Systems Corp.                                       5/15/06            37
...................................................................................................
            27,031  Diva Systems Corp. 144A                                   3/1/08           270
...................................................................................................
            23,792  Genesis Health Ventures, Inc.                            10/1/02       113,012
...................................................................................................
             1,890  Globalstar Telecommunications                            2/15/04            19
...................................................................................................
             2,090  Horizon PCS, Inc.                                        10/1/10        83,600
...................................................................................................
            24,750  ICG Communications, Inc.                                10/15/05           248
...................................................................................................
            41,381  Imperial Credit Industries, Inc.                          8/1/08            41
...................................................................................................
             1,880  Insilco Holding Co.                                      8/15/08        75,200
...................................................................................................
             2,590  Interact Systems, Inc.                                    8/1/03             3
...................................................................................................
             2,590  Interact Systems, Inc. 144A                             12/15/09            26
...................................................................................................
           248,164  Intira Corp. Class B                                     9/29/10            25
...................................................................................................
             2,030  iPCS Inc. 144A                                           7/15/10        50,750
...................................................................................................
             1,500  Iridium World Com 144A                                   7/15/05             1
...................................................................................................
             1,190  IWO Holdings, Inc.                                       1/15/11        83,300
...................................................................................................
             2,100  Jostens, Inc.                                             5/1/10        21,000
...................................................................................................
             6,794  KMC Telecommunications
                    Holdings, Inc. 144A                                      4/15/08            68
...................................................................................................
             6,100  Knology Holdings, Inc.                                  10/22/07           153
...................................................................................................
             1,089  Leap Wireless International, Inc.
                    144A                                                     4/15/10        32,670
...................................................................................................
             6,920  McCaw International, Ltd.                                4/15/07            69
...................................................................................................
             1,850  Mediq, Inc. 144A                                          6/1/09            19
...................................................................................................
               765  Metronet Communications
                    144A                                                     8/15/07        30,600
...................................................................................................
             1,990  Orbital Imaging Corp. 144A                                3/1/05             1
...................................................................................................
             3,895  Orion Network Systems, Inc.                              1/15/07            97
...................................................................................................
             7,130  Pagemart, Inc. 144A                                     12/31/03            71
...................................................................................................
             3,200  Paxson Communications Corp.
                    144A                                                     6/30/03        12,800
...................................................................................................
               850  Pliant Corp. 144A                                         6/1/10         1,700
...................................................................................................
             2,175  Raintree Resort 144A                                     12/1/04            22
...................................................................................................
             1,790  Startec Global Communications
                    Corp.                                                    5/15/08            18
...................................................................................................
               960  Sterling Chemicals Holdings                              8/15/08           576
...................................................................................................
             1,330  Telehub Communications Corp.
                    144A                                                     7/31/05             1
...................................................................................................
             1,140  Travel Centers of America, Inc.
                    144A                                                      5/1/09            11
...................................................................................................
             3,450  Ubiquitel, Inc. 144A                                     4/15/10       172,500
...................................................................................................
             6,950  UIH Australia/Pacific, Inc. 144A                         5/15/06            70
...................................................................................................
            40,816  United Artists Theatre                                    3/2/08       326,528
...................................................................................................
            19,720  USN Communications Inc.                                  8/15/04             8
...................................................................................................
             2,460  Veraldo Holdings, Inc. 144A                              4/15/08            25
...................................................................................................
                70  Versatel Telecom NV
                    (Netherlands)                                            5/15/08            35
...................................................................................................
             1,950  WAM!NET, Inc.                                             3/1/05            20
...................................................................................................
             2,050  XM Satellite Radio Holdings, Inc.
                    144A                                                     3/15/10         2,050
--------------------------------------------------------------------------------------------------
                    Total Warrants
                    (cost $6,973,579)                                                   $1,250,894
--------------------------------------------------------------------------------------------------
PURCHASED OPTIONS OUTSTANDING (--%) (a)
--------------------------------------------------------------------------------------------------
                                                                   Expiration Date/         Market
Contract Amount                                                       Strike Price           Value
...................................................................................................
        $3,095,765  Brazil (Federation of)
                    C Brady Bond, 4/15/14
                    (Lehman Brothers)
                    (Call)                                      Feb 02/76.1875 BRL          $1,548
...................................................................................................
         1,536,000  Russia (Federation of)
                    Global Bond, 5s, 3/31/30
                    (Lehman Brothers)
                    (Call)                                         Feb 02/56.5 RUB           3,132
...................................................................................................
         1,516,000  United Mexican States
                    Global Bond, 11.5s,
                    5/15/26 (Lehman
                    Brothers) (Call)                             Feb 02/127.30 MXP             637
--------------------------------------------------------------------------------------------------
                    Total Purchased Options Outstanding
                    (cost $87,446)                                                          $5,317
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.7%) (a)
--------------------------------------------------------------------------------------------------
Principal Amount                                                                            Value
...................................................................................................
           $11,089  Short-term investments held as
                    collateral for loaned securities with
                    yields ranging from 1.78% to 2.625%
                    and due dates from January 2, 2002
                    to February 28, 2002 (d)                                               $11,075
...................................................................................................
        20,490,000  Interest in $600,000,000 joint tri-party
                    repurchase agreement dated
                    December 31, 2001, with Goldman
                    Sachs & Co. due January 2, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of
                    $20,492,038 for an effective yield
                    of 1.79%                                                            20,490,000
...................................................................................................
        20,400,000  Interest in $500,000,000 joint tri-party
                    repurchase agreement dated
                    December 31, 2001, with Credit
                    Suisse First Boston due January 2, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of
                    $20,402,040 for an effective yield
                    of 1.80%                                                            20,400,000
--------------------------------------------------------------------------------------------------
                    Total Short-Term Investments
                    (cost $40,890,000)                                                 $40,901,075
--------------------------------------------------------------------------------------------------
                    Total Investments
                    (cost $859,214,832) (b)                                           $692,700,340
--------------------------------------------------------------------------------------------------


Written Put Options on Foreign Currency Outstanding
at December 31, 2001
(premium received $898,100)
--------------------------------------------------------------------------------------------------
                                                                    Expiration Date/        Market
Contract Amount                                                         Strike Price         Value
...................................................................................................
$5,000,000          HYDI 100 Index 9.4
                    (JP Morgan Guaranty
                    Trust) (Put)                                          Nov 06/100      $900,500
--------------------------------------------------------------------------------------------------
Swap Contracts Outstanding at December 31, 2001
--------------------------------------------------------------------------------------------------
                                          Notional                       Termination    Unrealized
                                            Amount                              Date  Appreciation
...................................................................................................
Agreement with Merrill Lynch
Capital Services dated
October 27, 2000 to receive
semi-annually the notional amount
multiplied by 6.74% and pay
quarterly the notional amount
multiplied by three month
USD LIBOR                              $15,600,000                          10/31/05    $1,110,931
--------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Income Fund
The fund's portfolio
December 31, 2001

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (59.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
U.S. Government Agency Mortgage Obligations (43.9%)
...........................................................................................................................
                     Federal Home Loan Mortgage Association
...........................................................................................................................
         $6,860,172    7 1/2s, with due dates from
                       October 1, 2029 to December 1, 2029                                                      $7,089,234
...........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
...........................................................................................................................
         36,892,465    7 1/2s, with due dates from
                       October 1, 2029 to August 1, 2031                                                        38,094,179
...........................................................................................................................
         11,880,000    7 1/4s, May 15, 2030                                                                     13,383,533
...........................................................................................................................
          1,890,873    7s, with due dates from
                       November 1, 2014                                                                          1,958,679
...........................................................................................................................
         87,852,000    7s, TBA, with due dates
                       from December 1, 2016 to
                       December 1, 2032                                                                         90,041,789
...........................................................................................................................
            340,000    6 5/8s, November 15, 2030                                                                   355,246
...........................................................................................................................
        132,462,176    6 1/2s, with due dates from
                       June 1, 2016 to January 1, 2032                                                         133,059,241
...........................................................................................................................
         49,985,932    6s, with due dates from April 1, 2016
                       to December 1, 2031                                                                      49,461,924
...........................................................................................................................
         37,993,999    6s, TBA, January 1, 2032                                                                 37,150,912
...........................................................................................................................
             97,358    5 1/2s, August 15, 2014                                                                      96,634
...........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
...........................................................................................................................
         23,925,530    8s, with due dates from January 15, 2022
                       to December 15, 2027                                                                     25,234,116
...........................................................................................................................
          2,566,769    7 1/2s, with due dates from
                       August 15, 2029 to January 15, 2030                                                       2,660,328
...........................................................................................................................
          4,332,830    7s, with due dates from March 15, 2023
                       to September 15, 2028                                                                     4,456,230
...........................................................................................................................
         46,190,668    6 1/2s, with due dates from
                       September 15, 2024
                       to December 15, 2031                                                                     46,505,113
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               449,547,158
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (15.3%)
...........................................................................................................................
                     U.S. Treasury Bonds
...........................................................................................................................
          5,035,000    8s, November 15, 2021                                                                     6,374,008
...........................................................................................................................
          8,240,000    6 1/8s, August 15, 2029 (SEG)                                                             8,721,546
...........................................................................................................................
          5,120,000    6s, February 15, 2026                                                                     5,268,019
...........................................................................................................................
         10,530,000    5 3/8s, February 15, 2031                                                                10,376,999
...........................................................................................................................
          3,310,000    5 1/4s, February 15, 2029                                                                 3,098,988
...........................................................................................................................
                     U.S. Treasury Notes
...........................................................................................................................
         11,095,000    7s, July 15, 2006                                                                        12,266,854
...........................................................................................................................
         21,310,000    6 5/8s, May 15, 2007                                                                     23,407,756
...........................................................................................................................
          4,390,000    5s, August 15, 2011                                                                       4,376,259
...........................................................................................................................
         69,575,000    3 1/2s, November 15, 2006                                                                67,052,906
...........................................................................................................................
         16,110,000    3 1/8s, December 31, 2003                                                                16,167,835
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               157,111,170
--------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Obligations
                     (cost $608,938,143)                                                                      $606,658,328
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (29.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (1.3%)
...........................................................................................................................
           $410,000  BE Aerospace, Inc. sr. sub. notes Ser. B,
                     8s, 2008                                                                                     $343,375
...........................................................................................................................
          3,105,000  Boeing Co. deb. 6 5/8s, 2038                                                                2,885,321
...........................................................................................................................
          2,260,000  Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                                2,703,683
...........................................................................................................................
          1,510,000  Raytheon Co. notes 8.3s, 2010                                                               1,683,861
...........................................................................................................................
          4,320,000  Raytheon Co. notes 6.15s, 2008                                                              4,271,918
...........................................................................................................................
          1,040,000  Sequa Corp. sr. notes 9s, 2009                                                                956,800
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,844,958
--------------------------------------------------------------------------------------------------------------------------
Airlines (0.9%)
...........................................................................................................................
          5,580,000  Continental Airlines, Inc. pass-through
                     certificates Ser. 98-2, 6.32s, 2008                                                         4,961,569
...........................................................................................................................
          3,492,664  Continental Airlines, Inc. pass-through
                     certificates Ser. 981C, 6.541s, 2009                                                        2,989,127
...........................................................................................................................
          1,070,000  Northwest Airlines, Inc. company
                     guaranty 7 7/8s, 2008                                                                         781,100
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,731,796
--------------------------------------------------------------------------------------------------------------------------
Automotive (0.9%)
...........................................................................................................................
          2,085,000  DaimlerChrysler Corp. company
                     guaranty 8 1/2s, 2031                                                                       2,232,785
...........................................................................................................................
            600,000  Dana Corp. 144A sr. notes 9s, 2011                                                            552,000
...........................................................................................................................
          4,310,000  Ford Motor Co. bonds 6 5/8s, 2028                                                           3,587,946
...........................................................................................................................
          1,920,000  Ford Motor Co. notes 7.45s, 2031                                                            1,761,658
...........................................................................................................................
          1,000,000  Hayes Lemmerz International, Inc. 144A
                     sr. sub. notes 9 1/8s, 2007 (In default) (NON)                                                 40,000
...........................................................................................................................
          1,410,000  Visteon Corp. sr. notes 8 1/4s, 2010                                                        1,458,687
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,633,076
--------------------------------------------------------------------------------------------------------------------------
Banking (5.1%)
...........................................................................................................................
          4,935,000  Bank of America Corp. sub. notes
                     7.4s, 2011                                                                                  5,293,478
...........................................................................................................................
          4,590,000  Bank One Corp. notes 6s, 2008                                                               4,602,577
...........................................................................................................................
          6,000,000  Bank United Corp. notes Ser. A, 8s, 2009                                                    6,495,240
...........................................................................................................................
          8,150,000  BankAmerica Corp. sr. notes 5 7/8s, 2009                                                    8,062,795
...........................................................................................................................
          6,270,000  Citicorp sub. notes 6 3/8s, 2008                                                            6,422,048
...........................................................................................................................
          3,000,000  Colonial Bank sub. notes 9 3/8s, 2011                                                       3,134,010
...........................................................................................................................
          1,300,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                                                      1,295,996
...........................................................................................................................
          2,000,000  Merita Bank, Ltd. sub. notes 6 1/2s, 2006
                     (Finland)                                                                                   2,085,080
...........................................................................................................................
          1,300,000  National City Corp. sub. notes 7.2s, 2005                                                   1,380,704
...........................................................................................................................
          2,110,000  NB Capital Trust IV company guaranty
                     8 1/4s, 2027                                                                                2,231,895
...........................................................................................................................
          2,105,000  Norwest Corp. med. term sr. notes
                     6 3/4s, 2027                                                                                2,088,349
...........................................................................................................................
          3,040,000  PNC Funding Corp. company guaranty
                     5 3/4s, 2006                                                                                3,097,304
...........................................................................................................................
          1,000,000  Riggs Capital Trust 144A company
                     guaranty 8 7/8s, 2027                                                                         716,730
...........................................................................................................................
          2,630,000  Royal Bank of Scotland Group PLC bonds
                     Ser. 2, 8.817s, 2005 (United Kingdom)                                                       2,850,394
...........................................................................................................................
          1,900,000  Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                               2,052,000
...........................................................................................................................
            790,000  Webster Capital Trust I 144A bonds
                     9.36s, 2027                                                                                   673,238
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                52,481,838
--------------------------------------------------------------------------------------------------------------------------
Beverage (0.3%)
...........................................................................................................................
          2,940,000  Pepsi Bottling Group, Inc. (The) sr. notes
                     Ser. B, 7s, 2029                                                                            3,116,253
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.1%)
...........................................................................................................................
            645,000  News America Holdings, Inc. deb.
                     7.7s, 2025                                                                                    629,456
--------------------------------------------------------------------------------------------------------------------------
Cable Television (0.4%)
...........................................................................................................................
          1,000,000  Adelphia Communications Corp. sr. notes
                     Ser. B, 9 7/8s, 2007                                                                          980,000
...........................................................................................................................
            500,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                     500,110
...........................................................................................................................
          1,900,000  CSC Holdings, Inc. sr. sub. deb.
                     9 7/8s, 2013                                                                                2,014,000
...........................................................................................................................
          1,000,000  TeleWest Communications PLC deb.
                     9 5/8s, 2006 (United Kingdom)                                                                 695,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,189,110
--------------------------------------------------------------------------------------------------------------------------
Chemicals (0.6%)
...........................................................................................................................
            970,000  Equistar Chemicals LP/Equistar Funding
                     Corp. company guaranty 10 1/8s, 2008                                                          979,700
...........................................................................................................................
             70,000  Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                                  72,100
...........................................................................................................................
            170,000  IMC Global, Inc. company guaranty
                     Ser. B, 10 7/8s, 2008                                                                         181,512
...........................................................................................................................
          1,340,000  Lyondell Petrochemical Co. sec. notes
                     Ser. B, 9 7/8s, 2007                                                                        1,336,650
...........................................................................................................................
            970,000  Millenium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                         999,100
...........................................................................................................................
            750,000  Pioneer Americas Acquisition company
                     guaranty 9 1/4s, 2007 (In default) (NON)                                                      210,000
...........................................................................................................................
          1,740,000  Rohm & Haas Co. notes 7.4s, 2009                                                            1,870,465
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,649,527
--------------------------------------------------------------------------------------------------------------------------
Computers (0.2%)
...........................................................................................................................
          2,410,000  IBM Corp. deb. 7 1/8s, 2096                                                                 2,479,288
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.1%)
...........................................................................................................................
          3,411,000  Allied Corp. notes 6 1/8s, 2005                                                             3,518,276
...........................................................................................................................
          8,000,000  Tyco International Group SA company
                     guaranty 5.8s, 2006 (Luxembourg)                                                            8,021,840
...........................................................................................................................
         10,100,000  Tyco International, Ltd. company
                     guaranty 6 3/8s, 2005 (Luxembourg)                                                         10,252,611
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                21,792,727
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.4%)
...........................................................................................................................
          1,380,000  Ford Motor Credit Corp. bonds
                     7 3/8s, 2011                                                                                1,361,784
...........................................................................................................................
          4,040,000  Ford Motor Credit Corp. notes
                     7 3/8s, 2009                                                                                3,988,611
...........................................................................................................................

--------------------------------------------------------------------------------------------------------------------------
             50,000  Ford Motor Credit Corp. notes
                     6.55s, 2002                                                                                    50,922
...........................................................................................................................
          4,980,000  Ford Motor Credit Corp. notes
                     6 1/2s, 2007                                                                                4,887,114
...........................................................................................................................
          2,025,000  Household Finance Corp. notes
                     6 1/2s, 2008                                                                                2,029,091
...........................................................................................................................
          1,640,000  Household Finance Corp. sr. unsub.
                     5 7/8s, 2009                                                                                1,558,361
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,875,883
--------------------------------------------------------------------------------------------------------------------------
Containers (--%)
...........................................................................................................................
            500,000  Ball Corp. company guaranty
                     8 1/4s, 2008                                                                                  527,500
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.2%)
...........................................................................................................................
            550,000  AES Corp. (The) sr. notes 8 7/8s, 2011                                                        473,000
...........................................................................................................................
          3,610,000  Arizona Public Service Co. sr. notes
                     6 3/4s, 2006                                                                                3,732,668
...........................................................................................................................
            870,000  Avista Corp. sr. notes 9 3/4s, 2008                                                           892,620
...........................................................................................................................
          2,105,000  CILCORP, Inc. sr. notes 8.7s, 2009                                                          2,065,005
...........................................................................................................................
          1,060,000  CMS Energy Corp. sr. notes 8.9s, 2008                                                       1,075,900
...........................................................................................................................
          1,415,000  CMS Energy Corp. sr. notes 7 5/8s, 2004                                                     1,403,397
...........................................................................................................................
          3,780,000  DPL, Inc. 144A bonds 8 1/8s, 2031                                                           3,632,164
...........................................................................................................................
          4,765,000  FirstEnergy Corp. notes Ser. A,
                     5 1/2s, 2006                                                                                4,697,480
...........................................................................................................................
            550,000  Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                                 610,500
...........................................................................................................................
            574,343  Northeast Utilities notes Ser. A,
                     8.58s, 2006                                                                                   610,653
...........................................................................................................................
          2,860,000  PSI Energy, Inc. 1st mtge. Ser. EEE,
                     6.65s, 2006                                                                                 2,897,062
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                22,090,449
--------------------------------------------------------------------------------------------------------------------------
Energy (0.3%)
...........................................................................................................................
          3,090,000  Transocean Sedco Forex, Inc. notes
                     6 5/8s, 2011                                                                                3,033,917
--------------------------------------------------------------------------------------------------------------------------
Financial (2.7%)
...........................................................................................................................
          2,225,000  ACE INA Holdings, Inc. company
                     guaranty 8.3s, 2006                                                                         2,415,994
...........................................................................................................................
          1,410,000  American General Institute 144A
                     company guaranty 8 1/8s, 2046                                                               1,588,873
...........................................................................................................................
          3,330,000  Associates Corp. sr. notes 6 1/4s, 2008                                                     3,432,398
...........................................................................................................................
          1,750,000  Associates First Capital Corp. deb.
                     6.95s, 2018                                                                                 1,806,945
...........................................................................................................................
          2,715,000  Conseco Financing Trust II company
                     guaranty 8.7s, 2026                                                                           515,850
...........................................................................................................................
            480,000  Conseco Finance Trust III, Inc. bonds
                     8.796s, 2027                                                                                   91,200
...........................................................................................................................
          3,275,000  Liberty Mutual Insurance 144A notes
                     7.697s, 2097                                                                                2,519,654
...........................................................................................................................
          2,560,000  Metlife, Inc. sr. notes 5 1/4s, 2006                                                        2,556,555
...........................................................................................................................
          3,870,000  Principal Financial Group 144A
                     notes 7.95s, 2004 (Australia)                                                               4,158,586
...........................................................................................................................
          2,660,000  Salomon, Inc. sr. notes 6 3/4s, 2003                                                        2,776,641
...........................................................................................................................
          4,315,000  Sun Life Canada Capital Trust 144A
                     company guaranty 8.526s, 2049                                                               4,497,136
...........................................................................................................................
          2,115,000  TIG Capital Trust I 144A bonds
                     8.597s, 2027                                                                                1,142,100
...........................................................................................................................
             65,000  Vesta Insurance Group, Inc. 144A
                     company guaranty 8.525s, 2027                                                                  39,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                27,540,932
--------------------------------------------------------------------------------------------------------------------------
Food (0.5%)
...........................................................................................................................
            480,000  Aurora Foods, Inc. sr. sub. notes Ser. B,
                     9 7/8s, 2007                                                                                  460,800
...........................................................................................................................
            340,000  Doane Pet Care Co. sr. sub. deb.
                     9 3/4s, 2007                                                                                  290,700
...........................................................................................................................
          4,575,000  Kraft Foods, Inc. notes 4 5/8s, 2006                                                        4,477,141
...........................................................................................................................
            180,000  Vlasic Foods International, Inc. sr. sub.
                     notes Ser. B, 10 1/4s, 2009 (In default) (NON)                                                 39,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,268,241
--------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.4%)
...........................................................................................................................
            850,000  International Game Technology sr. notes
                     8 3/8s, 2009                                                                                  894,625
...........................................................................................................................
            250,000  MGM Mirage, Inc. company guaranty
                     9 3/4s, 2007                                                                                  261,875
...........................................................................................................................
            470,000  MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                  464,125
...........................................................................................................................
          1,050,000  Mohegan Tribal Gaming Authority sr. sub.
                     notes 8 3/4s, 2009                                                                          1,097,250
...........................................................................................................................
            260,000  Park Place Entertainment Corp. sr. notes
                     7 1/2s, 2009                                                                                  252,200
...........................................................................................................................
          1,240,000  Park Place Entertainment Corp. sr. sub.
                     notes 9 3/8s, 2007                                                                          1,289,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,259,675
--------------------------------------------------------------------------------------------------------------------------
Health Care (0.1%)
...........................................................................................................................
            500,000  Fresenius Medical Capital Trust II
                     company guaranty 7 7/8s, 2008                                                                 500,000
...........................................................................................................................
            100,000  HCA, Inc. notes 7 1/4s, 2008                                                                  102,500
...........................................................................................................................
            260,000  Integrated Health Services, Inc. sr. sub.
                     notes Ser. A, 9 1/4s, 2008 (In default) (NON)                                                      26
...........................................................................................................................
            640,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007
                     (In default)                                                                                       64
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   602,590
--------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.1%)
...........................................................................................................................
          1,305,000  D.R. Horton, Inc. company guaranty
                     8s, 2009                                                                                    1,295,213
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.7%)
...........................................................................................................................
          2,205,000  Goldman Sachs Group, Inc (The) notes
                     Ser. B, 7.35s, 2009                                                                         2,325,371
...........................................................................................................................
          4,410,000  Morgan Stanley Dean Witter & Co.
                     sr. notes 6 3/4s, 2011                                                                      4,512,885
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,838,256
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.3%)
...........................................................................................................................
            830,000  Felcor Lodging LP company guaranty
                     8 1/2s, 2011 (R)                                                                              800,950
...........................................................................................................................
          2,815,000  HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                        2,603,875
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,404,825
--------------------------------------------------------------------------------------------------------------------------
Machinery (--%)
...........................................................................................................................
            180,000  Case Corp. notes 7 1/4s, 2016                                                                 140,400
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.4%)
...........................................................................................................................
          4,015,000  Norsk Hydro ASA notes 6.36s, 2009
                     (Norway)                                                                                    4,019,176
--------------------------------------------------------------------------------------------------------------------------
Media (0.5%)
...........................................................................................................................
          4,715,000  AOL Time Warner, Inc. bonds
                     7 5/8s, 2031                                                                                4,989,837
--------------------------------------------------------------------------------------------------------------------------
Medical Services (--%)
...........................................................................................................................
            340,000  Sun Healthcare Group, Inc. sr. sub. notes
                     Ser. B, 9 1/2s, 2007 (In default) (NON)                                                            34
--------------------------------------------------------------------------------------------------------------------------
Metals (0.1%)
...........................................................................................................................
          1,140,000  AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                1,122,900
...........................................................................................................................
            180,000  WHX Corp. sr. notes 10 1/2s, 2005                                                              90,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,212,900
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (2.1%)
...........................................................................................................................
          1,960,000  Conoco Funding Co. company guaranty
                     6.35s, 2011                                                                                 1,985,264
...........................................................................................................................
          2,980,000  Conoco Funding Co. company guaranty
                     5.45s, 2006                                                                                 2,987,986
...........................................................................................................................
            660,000  El Paso Energy Partners L.P. company
                     guaranty Ser. B, 8 1/2s, 2011                                                                 666,600
...........................................................................................................................
          5,755,000  Kerr-McGee Corp. company guaranty
                     6 7/8s, 2011                                                                                5,788,552
...........................................................................................................................
          4,310,000  Occidental Petroleum, Corp. 144A
                     Structured Notes (issued by STEERS
                     Credit Trust 2001) 6.019%, 2004                                                             4,353,100
...........................................................................................................................
          2,790,000  Phillips Petroleum Co. notes 8 3/4s, 2010                                                   3,247,560
...........................................................................................................................
          1,000,000  Snyder Oil Corp. sr. sub. notes
                     8 3/4s, 2007                                                                                1,045,170
...........................................................................................................................
            645,000  Union Oil Company of California
                     company guaranty 7 1/2s, 2029                                                                 667,736
...........................................................................................................................
          1,080,000  Union Pacific Resources Group, Inc.
                     notes 7.3s, 2009                                                                            1,131,818
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                21,873,786
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (0.1%)
...........................................................................................................................
            740,000  Georgia-Pacific Group notes 8 7/8s,
                     2031                                                                                          732,163
...........................................................................................................................
            340,000  Norampac, Inc. sr. notes 9 1/2s, 2008
                     (Canada)                                                                                      355,300
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,087,463
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (0.5%)
...........................................................................................................................
          5,185,000  Bristol-Myers Squibb Co. notes
                     4 3/4s, 2006                                                                                5,134,861
--------------------------------------------------------------------------------------------------------------------------
Power Producers (0.2%)
...........................................................................................................................
          1,050,000  Calpine Corp. sr. notes 8 1/2s, 2011                                                          939,750
...........................................................................................................................
            510,000  Calpine Corp. sr. notes 7 3/4s, 2009                                                          451,350
...........................................................................................................................
            442,000  York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON)                                                      419,900
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,811,000
--------------------------------------------------------------------------------------------------------------------------
Railroads (0.3%)
...........................................................................................................................
          2,785,000  Burlington Northern Santa Fe Corp.
                     notes 7 1/8s, 2010                                                                          2,912,887
--------------------------------------------------------------------------------------------------------------------------
Real Estate (0.3%)
...........................................................................................................................
          3,030,000  Simon Property Group LP 144A notes
                     6 3/8s, 2007                                                                                2,998,912
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.5%)
...........................................................................................................................
          4,980,000  US West Capital Funding, Inc. company
                     guaranty 6 1/4s, 2005                                                                       4,893,248
--------------------------------------------------------------------------------------------------------------------------
Restaurants (--%)
...........................................................................................................................
            430,000  Tricon Global Restaurants, Inc. sr. notes
                     7.65s, 2008                                                                                   432,150
--------------------------------------------------------------------------------------------------------------------------
Retail (0.4%)
...........................................................................................................................
            280,000  Dillards, Inc. notes 6.43s, 2004                                                              267,215
...........................................................................................................................
            480,000  J.C. Penney Co., Inc. notes 7.6s, 2007                                                        470,400
...........................................................................................................................
            600,000  K mart Corp. med. term notes 7.76s, 2002                                                      589,314
...........................................................................................................................
            400,000  K mart Corp. med. term notes 7.74s, 2002                                                      393,088
...........................................................................................................................
          1,030,000  K mart Corp. notes 8 3/8s, 2004                                                               854,900
...........................................................................................................................
          1,500,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                   1,401,495
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,976,412
--------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.1%)
...........................................................................................................................
          1,440,000  Fairchild Semiconductor International, Inc.
                     sr. sub. notes 10 1/8s, 2007                                                                1,479,600
--------------------------------------------------------------------------------------------------------------------------
Software (--%)
...........................................................................................................................
            120,000  Telehub Communications Corp. company
                     guaranty stepped-coupon zero %
                     (13 7/8s, 7/31/02), 2005 (STP)                                                                     12
--------------------------------------------------------------------------------------------------------------------------
Technology (0.1%)
...........................................................................................................................
            210,000  Flextronics International, Ltd. sr.
                     sub. notes 9 7/8s, 2010 (Singapore)                                                           220,500
...........................................................................................................................
            820,000  Lucent Technologies, Inc. deb. 6.45s, 2029                                                    541,200
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   761,700
--------------------------------------------------------------------------------------------------------------------------
Technology Services (0.1%)
...........................................................................................................................
            120,000  Xerox Cap Europe PLC company guaranty
                     5 7/8s, 2004 (United Kingdom)                                                                 110,400
...........................................................................................................................
            170,000  Xerox Corp. notes 5 1/2s, 2003                                                                159,800
...........................................................................................................................
            290,000  Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                        271,150
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   541,350
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (2.5%)
...........................................................................................................................
          2,550,000  Calpoint Receivable Structured Trust
                     2001 144A bonds 7.44s, 2006                                                                 2,501,168
...........................................................................................................................
          2,235,000  Cingular Wireless 144A notes 5 5/8s, 2006                                                   2,241,750
...........................................................................................................................
             60,000  Flag, Ltd. 144A sr. notes 8 1/4s, 2008
                     (Bermuda)                                                                                      40,800
...........................................................................................................................
          4,295,000  France Telecom 144A notes 7 3/4s, 2011
                     (France)                                                                                    4,599,601
...........................................................................................................................
            570,000  Nextel Communications, Inc. sr. notes
                     12s, 2008                                                                                     497,325
...........................................................................................................................
            125,000  Sprint Capital Corp. company guaranty
                     6 1/8s, 2008                                                                                  121,585
...........................................................................................................................
          3,960,000  Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                                4,235,180
...........................................................................................................................
          7,420,000  Verizon Wireless, Inc. 144A notes
                     5 3/8s, 2006                                                                                7,379,116
...........................................................................................................................
          4,390,000  Worldcom, Inc.-WorldCom Group notes
                     7 1/2s, 2011                                                                                4,495,711
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                26,112,236
--------------------------------------------------------------------------------------------------------------------------
Telephone (--%)
...........................................................................................................................
            140,000  Birch Telecommunications, Inc. sr. notes
                     14s, 2008                                                                                      28,000
...........................................................................................................................
            286,000  Voicestream Wireless Corp. sr. notes
                     10 3/8s, 2009                                                                                 326,603
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   354,603
--------------------------------------------------------------------------------------------------------------------------
Tobacco (0.4%)
...........................................................................................................................
          1,940,000  Philip Morris Companies, Inc. notes
                     7 1/4s, 2003                                                                                2,008,113
...........................................................................................................................
          1,750,000  Philip Morris Companies, Inc. notes
                     7 1/8s, 2004                                                                                1,847,685
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,855,798
--------------------------------------------------------------------------------------------------------------------------
Toys (--%)
...........................................................................................................................
            290,000  Hasbro, Inc. notes 6.15s, 2008                                                                263,900
--------------------------------------------------------------------------------------------------------------------------
Waste Management (0.1%)
...........................................................................................................................
          1,305,000  Browning-Ferris deb. 7.4s, 2035                                                             1,044,000
--------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.2%)
...........................................................................................................................
            500,000  Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                                  350,000
...........................................................................................................................
          2,460,000  Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                                1,722,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,072,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $307,887,731)                                                                      $302,253,775
--------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.3%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $1,150,938  Arc Net Interest Margin Trust FRN
                     Ser. 01-5A, Class A, 2.63s, 2008                                                           $1,148,060
...........................................................................................................................
            283,816  Arc Net Interest Margin Trust 144A
                     Ser. 01-6A, Class A, 7 1/4s, 2031                                                             281,316
...........................................................................................................................
          5,920,045  Banc of America Commercial Mortgage,
                     Inc. Ser. 01-PB1, Class XC, Interest
                     Only (IO), 0.95s, 2035                                                                        261,777
...........................................................................................................................
          1,104,686  Chase Commercial Mortgage Securities
                     Corp. Ser. 98-1, Class A1, 6.34s, 2006                                                      1,150,255
...........................................................................................................................
         41,416,738  Commercial Mortgage Asset Trust
                     Ser. 99-C1, Class X, IO, 0.92s, 2020                                                        2,383,080
...........................................................................................................................
          2,575,000  Countrywide Home Loan Ser. 98-A12,
                     Class A14, 8s, 2028                                                                         2,705,359
...........................................................................................................................
          1,520,000  Criimi Mae Commercial Mortgage Trust
                     Ser. 98-C1, Class A2, 7s, 2011                                                              1,509,075
...........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp.
...........................................................................................................................
          1,396,000    Ser. 99-C1, Class E, 7.928s, 2009                                                         1,478,452
...........................................................................................................................
          1,447,395    Ser. 01-CK3, Class A1, 5.26s, 2006                                                        1,476,569
...........................................................................................................................
                     Fannie Mae
...........................................................................................................................
              2,401    Ser. 92-15, Class L, IO, 10.38s, 2022                                                        66,719
...........................................................................................................................
          6,628,670    Ser. 01-T8, Class A1, 7 1/2s, 2031                                                        6,937,318
...........................................................................................................................
          9,342,162    Ser. 01-T4, Class A1, 7 1/2s, 2028                                                        9,777,157
...........................................................................................................................
         64,535,000    Ser. 01-T12, IO, 0.572s, 2041                                                             1,078,945
...........................................................................................................................
          7,660,000  FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                            8,164,250
...........................................................................................................................
                     First Union National Bank Commercial
                     Mortgage 144A
...........................................................................................................................
            595,000    Ser. 01-C4, Class G, 6.937s, 2033                                                           598,009
...........................................................................................................................
            300,000    Ser. 01-C4, Class F, 6.79s, 2033                                                            301,519
...........................................................................................................................
          7,157,747  Freddie Mac Strip Ser. 204, Class IO,
                     6s, May 1, 2029                                                                             1,831,936
...........................................................................................................................
            449,092  G-Force FRB Ser. 01-1, Class A,
                     2.53s, 2033                                                                                   449,092
...........................................................................................................................
          2,400,000  GE Capital Mortgage Services, Inc.
                     Ser. 98-11, Class 2A4, 6 3/4s, 2028                                                         2,398,752
...........................................................................................................................
          5,257,905  General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 4.146s, 2014                                                                      5,257,905
...........................................................................................................................
            464,666  General Growth Properties-Mall
                     Properties Trust 144A Ser. 01-C1A,
                     Class D2, 5.89s, 2011                                                                         448,430
...........................................................................................................................
                     Government National
                     Mortgage Association
...........................................................................................................................
          4,286,457    Ser. 99-46, Class SQ, IO, 8s, 2027                                                          305,410
...........................................................................................................................
          3,921,515    Ser. 98-2, Class EA, PO, zero %, 2028                                                     3,176,427
...........................................................................................................................
          2,820,000  GS Mortgage Securities Corp. II
                     Ser. 01-LIB, Class A2, 6.615s, 2016                                                         2,762,719
...........................................................................................................................
          9,400,000  GS Mortgage Securities Corp. II 144A
                     Ser. 01-GL3A, Class A2, 6.45s, 2018                                                         9,303,063
...........................................................................................................................
            123,000  Host Marriott Pool Trust
                     Ser. 99-HMTA, Class C, 7.73s, 2009                                                            126,690
...........................................................................................................................
          1,385,000  LB Commercial Conduit Mortgage Trust
                     Ser. 99-C2, Class B, 7.425s, 2009                                                           1,460,040
...........................................................................................................................
         20,656,705  LB-UBS Commercial Mortgage Trust 144A
                     Ser. 01-C7, Class XCL, IO, 7.11s, 2038                                                        819,491
...........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
...........................................................................................................................
         21,182,177    Ser. 98-C2, IO, 1.53s, 2030                                                               1,356,156
...........................................................................................................................
          1,395,000    Ser. 96-C2, Class E, 6.96s, 2028                                                          1,310,592
...........................................................................................................................
            618,502    Ser. 98-C2, Class A1, 6.22s, 2030                                                           634,158
...........................................................................................................................
         10,000,000  Morgan Stanley Capital I Ser. WF2,
                     Class B, 6.63s, 2008                                                                       10,360,938
...........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
...........................................................................................................................
            685,000    Ser. 00, Class B, 7.58s, 2010                                                               738,837
...........................................................................................................................
          2,800,000    Ser. 00-LIF2, Class A2, 7.2s, 2010                                                        2,961,656
...........................................................................................................................
          3,763,000    Ser. 01-IQA, Class A3, 5.72s, 2011                                                        3,681,272
...........................................................................................................................
                     Morgan Stanley Dean Witter
                     Capital I 144A
...........................................................................................................................
            675,000    FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                        673,853
...........................................................................................................................
            435,000    FRB Ser. 01-XLF, Class E, 3.49s, 2013                                                       429,911
...........................................................................................................................
          1,150,000  Salomon Brothers Mortgage Securities
                     VII Ser. 00-C1, Class G, 7.52s, 2010                                                        1,161,141
...........................................................................................................................
          4,134,172  TIAA Retail Commercial Mortgage Trust
                     Ser. 99-1, Class A, 7.17s, 2032                                                             4,333,026
--------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $92,770,899)                                                                        $95,299,355
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.8%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
           $721,061  ABSC Nims Trust Ser. 01-HE3, Class A,
                     7s, 2031                                                                                     $707,992
...........................................................................................................................
          1,327,000  Advanta Mortgage Loan Trust
                     Ser. 00-1, Class A4, 8.61s, 2028                                                            1,409,075
...........................................................................................................................
         17,114,000  Asset Backed Securities Corp. Home
                     Equity Loan Trust, Ser. 02-HE1, Class
                     AIO, 6 1/2s, 2032                                                                           1,948,378
...........................................................................................................................
          5,555,000  Conseco Finance Securitizations Corp.
                     Ser. 00-4, Class A6, 8.31s, 2032                                                            5,961,209
...........................................................................................................................
          4,590,000  Conseco Finance Securitizations Corp.
                     Ser. 00-5, Class A6, 7.96s, 2032                                                            4,830,986
...........................................................................................................................
          3,455,000  Conseco Finance Securitizations Corp.
                     Ser. 01-04, Class A4, 7.36s, 2019                                                           3,437,725
...........................................................................................................................
          1,850,000  Conseco Finance Securitizations Corp.
                     Ser. 01-3, Class A4, 6.91s, 2031                                                            1,799,125
...........................................................................................................................
          1,590,000  Conseco Finance Securitizations Corp.
                     Ser. 01-4, Class B1, 9.4s, 2010                                                             1,518,077
...........................................................................................................................
          2,665,739  First Plus Home Loan Trust Ser. 97-3,
                     Class B1, 7.79s, 2023                                                                       2,738,631
...........................................................................................................................
         15,900,000  First USA Credit Card Master Trust
                     Ser. 98-5, Class A, 2.01s, 2006                                                            15,909,858
...........................................................................................................................
            600,000  Lehman Abs Manufactured Housing
                     Contract Ser. 01-B, Class A6, 6.467s, 2028                                                    568,125
...........................................................................................................................
          1,011,863  Mid-State Trust Ser. 10, Class B,
                     7.54s, 2026                                                                                   957,476
...........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
...........................................................................................................................
            675,000    Ser. 01-NC3, Class B1, FRN, 4.38s, 2031                                                     675,000
...........................................................................................................................
          2,565,000    Ser. 01-NC4, Class B1, FRN, 4.425s, 2032                                                  2,500,875
...........................................................................................................................
          3,846,437  Xerox Equipment Lease Owner Trust
                     144A FRB Ser. 01-1, Class A, 3.896s, 2008                                                   3,865,669
--------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $48,580,343)                                                                        $48,828,201
--------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (0.7%) (a)
(cost $6,548,585)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $6,675,000  Quebec (Province of) sr. unsub.
                     5 3/4s, 2009 (Canada)                                                                      $6,693,423
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.5%)(a)(cost $4,298,021)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
          4,535,000  First Union Capital II Ser. A, 7.95% pfd.                                                  $4,676,900
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (--%)(a) (NON)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
              8,501  Aurora Foods, Inc.                                                                            $42,930
...........................................................................................................................
            663,233  Contifinancial Corp. Liquidating
                     Trust Units                                                                                    39,794
...........................................................................................................................
              1,658  Genesis Health Ventures, Inc.                                                                  35,647
...........................................................................................................................
             53,517  Safety Components International, Inc.
                     (acquired 7/24/98, cost $1,043,750) (RES)                                                     254,206
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $1,559,201)                                                                            $372,577
--------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%)(a) (NON)
--------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date             Value
...........................................................................................................................
                140  Birch Telecommunications,
                     Inc. 144A (PIK)                                                          6/15/08                  $14
...........................................................................................................................
              2,783  Genesis Health Ventures, Inc.                                            10/1/02               13,218
...........................................................................................................................
                120  Telehub Communications
                     Corp. 144A                                                               7/31/05                    1
--------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $6,700)                                                                                 $13,233
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.9%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
        $25,000,000  Falcon Asset Securitization Corp.
                     effective yield 1.90%, January 14, 2002                                                   $24,982,847
...........................................................................................................................
         24,124,000  Thunder Bay Funding, Inc. effective
                     yield of 1.97%, January 15, 2002                                                           24,105,518
...........................................................................................................................
         20,000,000  Petrobs International Finance Co.
                     effective yield of 1.90%, January 17, 2002                                                 19,983,111
...........................................................................................................................
         11,640,000  Preferred Receivables Funding Corp.
                     effective yield of 1.88%, January 17, 2002                                                 11,630,171
...........................................................................................................................
            459,000  Interest in $221,765,000 joint repurchase
                     agreement dated December 31, 2001
                     with Lehman Brothers, Inc.
                     due January 2, 2002 with respect
                     to various U.S. Government
                     obligations -- maturity value of
                     $459,045 for an effective yield
                     of 1.77%                                                                                      459,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $81,160,647)                                                                        $81,160,647
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $1,151,750,270) (b)                                                              $1,145,956,439
--------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2001
-----------------------------------------------------------------------------
                                                                 Unrealized
                                   Aggregate      Expiration    Appreciation/
                    Total Value   Face Value         Date      (Depreciation)
..............................................................................
U.S. Treasury Bond
(Long)               $3,249,000   $3,344,886        Mar-02        $(95,886)
..............................................................................
U.S. Treasury Note
5 yr (Short)         21,694,766   21,733,942        Mar-02          39,176
..............................................................................
U.S. Treasury Note
10 yr (Short)         5,993,016    5,986,539        Mar-02          (6,477)
-----------------------------------------------------------------------------
                                                                  $(63,187)
-----------------------------------------------------------------------------


TBA Sales Commitments at December 31, 2001
(proceeds receivable $51,208,393)
-----------------------------------------------------------------------------
                              Principal       Settlement           Market
Agency                          Amount           Date              Value
..............................................................................
FNMA 6s, December 1, 2031    $53,288,000       1/14/02         $52,105,539
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




Putnam VT International Growth Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (97.6%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Australia (2.2%)
...........................................................................................................................
            782,523  BHP Billiton, Ltd.                                                                         $4,205,200
...........................................................................................................................
            321,145  News Corp., Ltd. (The) ADR                                                                 10,215,622
...........................................................................................................................
            139,955  Rio Tinto, Ltd.                                                                             2,665,027
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,085,849
--------------------------------------------------------------------------------------------------------------------------
Belgium (0.7%)
...........................................................................................................................
            348,765  Dexia                                                                                       5,029,624
--------------------------------------------------------------------------------------------------------------------------
Brazil (1.0%)
...........................................................................................................................
            111,788  Companhia de Bebidas das Americas
                     (AmBev) ADR                                                                                 2,268,179
...........................................................................................................................
            148,485  Petroleo Brasileiro SA ADR                                                                  3,459,701
...........................................................................................................................
             77,936  Unibanco-Uniao de Bancos Brasileiros
                     SA GDR                                                                                      1,737,973
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,465,853
--------------------------------------------------------------------------------------------------------------------------
Canada (2.2%)
...........................................................................................................................
             16,205  Alcan Aluminum, Ltd.                                                                          580,273
...........................................................................................................................
             80,002  Royal Bank of Canada                                                                        2,598,060
...........................................................................................................................
            275,543  Sun Life Financial Services of Canada, Inc.                                                 5,861,331
...........................................................................................................................
            135,162  Suncor Energy, Inc.                                                                         4,437,650
...........................................................................................................................
            147,628  Toronto-Dominion Bank                                                                       3,799,849
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,277,163
--------------------------------------------------------------------------------------------------------------------------
Denmark (1.1%)
...........................................................................................................................
            355,394  Danske Bank A/S                                                                             5,704,695
...........................................................................................................................
             68,150  TDC A/S                                                                                     2,428,681
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,133,376
--------------------------------------------------------------------------------------------------------------------------
Finland (1.0%)
...........................................................................................................................
            380,333  Stora Enso OYJ Class R                                                                      4,868,672
...........................................................................................................................
             61,798  TietoEnator OYJ                                                                             1,636,624
...........................................................................................................................
             42,200  TietoEnator OYJ 144A                                                                        1,117,602
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,622,898
--------------------------------------------------------------------------------------------------------------------------
France (14.7%)
...........................................................................................................................
            106,180  Accor SA                                                                                    3,859,310
...........................................................................................................................
             67,605  Aventis SA                                                                                  4,799,512
...........................................................................................................................
             84,797  BNP Paribas SA                                                                              7,586,372
...........................................................................................................................
            240,773  Bouygues SA                                                                                 7,887,569
...........................................................................................................................
             55,067  Groupe Danone                                                                               6,715,828
...........................................................................................................................
            288,398  Havas Advertising SA                                                                        2,087,230
...........................................................................................................................
             71,689  Lafarge Coppee                                                                              6,694,461
...........................................................................................................................
            236,150  Orange SA (NON)                                                                             2,140,047
...........................................................................................................................
             86,307  Publicis SA                                                                                 2,285,707
...........................................................................................................................
            322,209  Sanofi-Synthelabo SA                                                                       24,036,392
...........................................................................................................................
            137,790  Societe Generale                                                                            7,709,222
...........................................................................................................................
            156,825  Societe Television Francaise I                                                              3,963,403
...........................................................................................................................
            240,084  TotalFinaElf SA Class B                                                                    34,281,133
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               114,046,186
--------------------------------------------------------------------------------------------------------------------------
Germany (7.1%)
...........................................................................................................................
             77,215  Allianz AG                                                                                 18,249,619
...........................................................................................................................
            106,000  BASF AG                                                                                     3,949,016
...........................................................................................................................
            266,613  Bayerische Motoren Werke (BMW) AG                                                           9,386,753
...........................................................................................................................
            166,939  Deutsche Post AG                                                                            2,303,441
...........................................................................................................................
             51,891  Deutsche Post AG 144A                                                                         715,997
...........................................................................................................................
            101,778  Metro AG                                                                                    3,578,810
...........................................................................................................................
             58,396  Muenchener Rueckversicherungs-
                     Gesellschaft AG                                                                            15,855,156
...........................................................................................................................
              2,060  Muenchener Rueckversicherungs-
                     Gesellschaft AG 144A                                                                          559,313
...........................................................................................................................
             80,619  ProSiebenSat.1 Media AG                                                                       398,307
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                54,996,412
--------------------------------------------------------------------------------------------------------------------------
Hong Kong (2.5%)
...........................................................................................................................
          1,093,000  Cheung Kong Holdings, Ltd.                                                                 11,353,733
...........................................................................................................................
            350,300  China Mobile, Ltd. (NON)                                                                    1,233,150
...........................................................................................................................
            158,100  Hang Seng Bank, Ltd.                                                                        1,738,599
...........................................................................................................................
          1,114,600  Hong Kong and China Gas Co., Ltd.                                                           1,365,073
...........................................................................................................................
            917,000  Hong Kong Electric Holdings, Ltd.                                                           3,410,365
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                19,100,920
--------------------------------------------------------------------------------------------------------------------------
India (0.1%)
...........................................................................................................................
              9,095  Infosys Technologies, Ltd.                                                                    769,138
--------------------------------------------------------------------------------------------------------------------------
Ireland (3.0%)
...........................................................................................................................
            349,757  Allied Irish Banks PLC                                                                      4,047,598
...........................................................................................................................
            633,402  CRH PLC                                                                                    11,181,234
...........................................................................................................................
            153,099  Elan Corp. PLC (NON)                                                                        7,087,014
...........................................................................................................................
             17,900  Elan Corp. PLC ADR (NON)                                                                      806,574
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                23,122,420
--------------------------------------------------------------------------------------------------------------------------
Italy (2.1%)
...........................................................................................................................
            540,893  Sanpaolo IMI SpA                                                                            5,802,111
...........................................................................................................................
            833,900  Telecom Italia SpA                                                                          4,454,027
...........................................................................................................................
          1,020,651  Telecom Italia Mobile SpA                                                                   5,696,819
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,952,957
--------------------------------------------------------------------------------------------------------------------------
Japan (13.5%)
...........................................................................................................................
             22,500  Acom Co., Ltd.                                                                              1,639,829
...........................................................................................................................
             21,200  Acom Co., Ltd. 144A                                                                         1,545,083
...........................................................................................................................
             21,250  Aiful Corp.                                                                                 1,375,205
...........................................................................................................................
             50,800  Asatsu-DK, Inc.                                                                               992,468
...........................................................................................................................
            179,000  Canon,Inc.                                                                                  6,160,873
...........................................................................................................................
             20,900  Fast Retailing Co., Ltd.                                                                    1,859,763
...........................................................................................................................
             79,000  Fuji Photo Film Co., Ltd.                                                                   2,821,536
...........................................................................................................................
                388  Fuji Television Network, Inc.                                                               1,566,391
...........................................................................................................................
            219,700  Honda Motor Co., Ltd.                                                                       8,768,886
...........................................................................................................................
                 42  Japan Telecom Co., Ltd.                                                                       125,966
...........................................................................................................................
             50,000  KAO Corp.                                                                                   1,039,799
...........................................................................................................................
            268,000  Matsushita Electric Works, Ltd.                                                             2,206,830
...........................................................................................................................
                900  Mitsumi Electric Company, Ltd.                                                                 10,323
...........................................................................................................................
             35,000  NEC Corp.                                                                                     357,118
...........................................................................................................................
          1,447,000  Nikko Securities Co., Ltd.                                                                  6,460,068
...........................................................................................................................
             29,800  Nintendo Co., Ltd.                                                                          5,219,293
...........................................................................................................................
                611  Nippon Telegraph and Telephone
                     Corp. (NTT)                                                                                 1,991,048
...........................................................................................................................
             14,000  Nippon Television Network Corp.                                                             2,981,951
...........................................................................................................................
              1,647  NTT DoCoMo, Inc.                                                                           19,356,508
...........................................................................................................................
                272  NTT DoCoMo, Inc. 144A                                                                       3,196,703
...........................................................................................................................
                100  OMRON Corp.                                                                                     1,336
...........................................................................................................................
             38,600  Orix Corp.                                                                                  3,458,343
...........................................................................................................................
              1,000  Orix Corp. 144A                                                                                89,594
...........................................................................................................................
             34,100  Rohm Co., Ltd.                                                                              4,426,611
...........................................................................................................................
            149,200  Sankyo Co., Ltd.                                                                            2,556,218
...........................................................................................................................
            140,000  Shionogi & Co., Ltd.                                                                        2,393,254
...........................................................................................................................
             34,000  Shiseido Co., Ltd.                                                                            314,221
...........................................................................................................................
            120,100  Sony Corp.                                                                                  5,490,127
...........................................................................................................................
            711,000  Tokyo Gas Co., Ltd.                                                                         1,904,537
...........................................................................................................................
            551,300  Toyota Motor Corp.                                                                         13,968,146
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               104,278,028
--------------------------------------------------------------------------------------------------------------------------
Mexico (1.4%)
...........................................................................................................................
          1,770,166  Grupo Financiero Bancomer SA de CV (NON)                                                    1,613,458
...........................................................................................................................
             80,815  Grupo Televisa SA ADR (NON)                                                                 3,489,592
...........................................................................................................................
            162,397  Telefonos de Mexico SA de CV (Telmex)
                     ADR Ser. L                                                                                  5,687,143
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,790,193
--------------------------------------------------------------------------------------------------------------------------
Netherlands (5.6%)
...........................................................................................................................
             47,909  ABN AMRO Holdings NV                                                                          771,513
...........................................................................................................................
            153,106  Akzo-Nobel NV                                                                               6,835,192
...........................................................................................................................
             65,906  Gucci Group NV                                                                              5,595,419
...........................................................................................................................
            974,620  ING Groep NV                                                                               24,848,257
...........................................................................................................................
             17,260  Koninklijke (Royal) Philips Electronics NV                                                    512,879
...........................................................................................................................
             94,900  TNT Post Group NV                                                                           2,052,864
...........................................................................................................................
             77,281  VNU NV                                                                                      2,374,134
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                42,990,258
--------------------------------------------------------------------------------------------------------------------------
New Zealand (--%)
...........................................................................................................................
            135,914  Telecom Corp. of New Zealand, Ltd.                                                            282,905
--------------------------------------------------------------------------------------------------------------------------
Portugal (0.2%)
...........................................................................................................................
            185,164  Portugal Telecom SGPS SA (NON)                                                              1,442,289
--------------------------------------------------------------------------------------------------------------------------
Singapore (1.0%)
...........................................................................................................................
            316,366  DBS Group Holdings, Ltd.                                                                    2,365,033
...........................................................................................................................
            404,345  Overseas-Chinese Banking Corp.                                                              2,409,423
...........................................................................................................................
             28,000  Singapore Airlines, Ltd.                                                                      166,847
...........................................................................................................................
            222,000  Singapore Press Holdings, Ltd.                                                              2,621,668
...........................................................................................................................
             11,000  United Overseas Bank, Ltd.                                                                     75,677
...........................................................................................................................
             45,000  Venture Manufacturing, Ltd.                                                                   324,215
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,962,863
--------------------------------------------------------------------------------------------------------------------------
South Korea (5.6%)
...........................................................................................................................
            246,880  Korea Electric Power Corp.                                                                  4,078,952
...........................................................................................................................
            288,862  Korea Telecom Corp. ADR                                                                     5,872,564
...........................................................................................................................
             69,200  Korea Tobacco & Ginseng Corp.
                     144A GDR (NON)                                                                                536,300
...........................................................................................................................
              3,580  Pohang Iron & Steel Company, Ltd.                                                             332,541
...........................................................................................................................
            110,360  Pohang Iron & Steel Company, Ltd. ADR                                                       2,538,280
...........................................................................................................................
            130,474  Samsung Electronics Co., Ltd.                                                              27,716,039
...........................................................................................................................
              2,600  SK Telecom Co., Ltd.                                                                          530,531
...........................................................................................................................
             87,435  SK Telecom Co., Ltd. ADR                                                                    1,890,345
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                43,495,552
--------------------------------------------------------------------------------------------------------------------------
Spain (1.2%)
...........................................................................................................................
             72,015  Altadis SA                                                                                  1,224,458
...........................................................................................................................
             56,984  Banco Popular Espanol                                                                       1,870,818
...........................................................................................................................
            445,981  Telefonica SA (NON)                                                                         5,967,095
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,062,371
--------------------------------------------------------------------------------------------------------------------------
Sweden (4.0%)
...........................................................................................................................
            955,707  Investor AB Class B                                                                        10,436,567
...........................................................................................................................
            571,930  Nordea AB                                                                                   3,027,355
...........................................................................................................................
            181,055  Sandvik AB                                                                                  3,876,629
...........................................................................................................................
             42,370  Securitas AB Class B                                                                          804,154
...........................................................................................................................
            228,955  Svenska Handelsbanken AB Class A                                                            3,362,779
...........................................................................................................................
          1,805,437  Telefonaktiebolaget LM Ericsson AB
                     Class B                                                                                     9,814,871
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                31,322,355
--------------------------------------------------------------------------------------------------------------------------
Switzerland (5.4%)
...........................................................................................................................
             73,206  Ciba Specialty Chemicals AG                                                                 4,577,581
...........................................................................................................................
            288,300  Cie Finance Richemont AG                                                                    5,360,448
...........................................................................................................................
             12,780  Julius Baer Holdings, Ltd. AG Class B                                                       4,313,404
...........................................................................................................................
             52,136  Nestle SA                                                                                  11,123,520
...........................................................................................................................
            241,316  Novartis AG                                                                                 8,726,471
...........................................................................................................................
             65,180  Swatch Group AG (The)                                                                       1,292,443
...........................................................................................................................
             29,160  Swatch Group AG (The) Class B                                                               2,623,029
...........................................................................................................................
             19,400  Swiss Reinsurance Co. 144A                                                                  1,952,628
...........................................................................................................................
              2,240  Synthes-Stratec, Inc.                                                                       1,560,656
...........................................................................................................................
             11,598  UBS AG                                                                                        585,772
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                42,115,952
--------------------------------------------------------------------------------------------------------------------------
Taiwan (0.4%)
...........................................................................................................................
          2,164,000  United Microelectronics Corp. (NON)                                                         3,155,060
--------------------------------------------------------------------------------------------------------------------------
United Kingdom (21.6%)
...........................................................................................................................
            200,691  Abbey National PLC                                                                          2,862,046
...........................................................................................................................
            655,861  AstraZeneca PLC                                                                            29,567,589
...........................................................................................................................
            544,380  BAE Systems PLC                                                                             2,451,803
...........................................................................................................................
            617,827  BHP Billiton PLC                                                                            3,137,726
...........................................................................................................................
            379,646  BOC Group PLC                                                                               5,856,085
...........................................................................................................................
            443,220  Cadbury Schweppes PLC                                                                       2,824,985
...........................................................................................................................
            750,376  Compass Group PLC                                                                           5,623,528
...........................................................................................................................
            184,700  Diageo PLC                                                                                  2,109,887
...........................................................................................................................
            757,069  GlaxoSmithKline PLC                                                                        18,982,064
...........................................................................................................................
            292,300  Hays PLC                                                                                      884,738
...........................................................................................................................
            213,694  HSBC Holdings PLC                                                                           2,506,398
...........................................................................................................................
             61,900  Kingfisher Leisure PLC                                                                        361,208
...........................................................................................................................
            571,050  Misys PLC                                                                                   2,700,724
...........................................................................................................................
            116,698  Rio Tinto PLC                                                                               2,234,817
...........................................................................................................................
          1,077,600  Scottish Power PLC                                                                          5,958,869
...........................................................................................................................
          3,855,624  Shell Transport & Trading Co. PLC                                                          26,482,523
...........................................................................................................................
            272,265  Smiths Group PLC                                                                            2,682,274
...........................................................................................................................
            175,900  South African Breweries, Ltd. 144A                                                          1,197,938
...........................................................................................................................
          1,827,381  Tesco PLC                                                                                   6,621,420
...........................................................................................................................
            370,645  United Business Media PLC                                                                   2,588,941
...........................................................................................................................
         11,601,781  Vodafone Group PLC                                                                         30,347,034
...........................................................................................................................
            879,788  WPP Group PLC                                                                               9,730,033
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               167,712,630
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $822,111,565)                                                                      $755,213,252
--------------------------------------------------------------------------------------------------------------------------
UNITS (0.3%)(a) (NON)
--------------------------------------------------------------------------------------------------------------------------
Number Of Units                                                                                                      Value
...........................................................................................................................
             12,200  Infosys Technologies, Ltd. 144A
                     Structured Call Warrants (Issued by
                     UBS AG), expiration 7/16/02 (India)                                                        $1,033,619
...........................................................................................................................
              5,400  Korea Telecom Corp. Warrants (Issued
                     by Merrill Lynch International & Co.,
                     C.V.), expiration 1/31/02 (South Korea)                                                       205,368
...........................................................................................................................
              3,720  Nippon Television Network Corp.
                     Structured Call Warrants (Issued by
                     Lehman Brothers Finance S.A.),
                     expiration 8/6/02 (Japan)                                                                     796,464
--------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $2,185,328)                                                                          $2,035,451
--------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%)(a) (NON) (cost $463)
--------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                    Expiration Date                Value
...........................................................................................................................
              7,828  Publicis SA                                                            3/7/02                 $25,435
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.0%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $2,601,595  Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 1.78% to 2.625% and due dates
                     ranging from January 2, 2002 to
                     February 28, 2002 (d)                                                                      $2,598,240
...........................................................................................................................
         36,284,000  Interest in $600,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Goldman
                     Sachs & Co. due January 2, 2002
                     with respect to various U.S. Government
                     obligations -- maturity value of
                     $36,287,608 for an effective yield
                     of 1.79%                                                                                   36,284,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $38,882,240)                                                                        $38,882,240
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $863,179,596) (b)                                                                  $796,156,378
--------------------------------------------------------------------------------------------------------------------------
The fund had the following industry group concentrations greater than 10%
at December 31, 2001(as a percentage of net assets):

Pharmaceuticals                                                                                                       12.8%
Telecommunications                                                                                                    12.0
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT International Growth and Income Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (97.6%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (1.2%)
...........................................................................................................................
            863,539  BAE Systems PLC (United Kingdom)                                                           $3,889,245
--------------------------------------------------------------------------------------------------------------------------
Airlines (1.0%)
...........................................................................................................................
             99,400  Deutsche Lufthansa AG (Germany)                                                             1,336,137
...........................................................................................................................
            311,000  Singapore Airlines, Ltd. (Singapore)                                                        1,853,196
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,189,333
--------------------------------------------------------------------------------------------------------------------------
Automotive (4.7%)
...........................................................................................................................
            105,800  Bayerische Motoren Werke (BMW)
                     AG (Germany)                                                                                3,724,944
...........................................................................................................................
             93,700  Honda Motor Co., Ltd. (Japan)                                                               3,739,848
...........................................................................................................................
             63,100  Peugeot SA (France)                                                                         2,682,195
...........................................................................................................................
            178,300  Toyota Motor Corp. (Japan)                                                                  4,517,541
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,664,528
--------------------------------------------------------------------------------------------------------------------------
Banking (17.4%)
...........................................................................................................................
             50,300  Abbey National PLC (United Kingdom)                                                           717,326
...........................................................................................................................
             48,026  ABN AMRO Holdings NV (Netherlands)                                                            773,397
...........................................................................................................................
             31,900  Allied Irish Banks PLC (Ireland)                                                              369,166
...........................................................................................................................
             73,100  Banco Bilbao Vizcaya Argentaria
                     S.A. (Spain)                                                                                  904,523
...........................................................................................................................
             20,596  Barclays PLC (United Kingdom)                                                                 681,847
...........................................................................................................................
             62,550  Bayerische Vereinsbank AG (Germany)                                                         1,901,541
...........................................................................................................................
             57,200  BNP Paribas SA (France)                                                                     5,117,404
...........................................................................................................................
             93,100  Credit Suisse Group (Switzerland)                                                           3,972,686
...........................................................................................................................
            154,200  Danske Bank A/S (Denmark)                                                                   2,475,180
...........................................................................................................................
            126,477  Fortis (Belgium)                                                                            3,276,364
...........................................................................................................................
            332,991  HSBC Holdings PLC (United Kingdom)                                                          3,905,622
...........................................................................................................................
            596,017  IntesaBCI SpA (Italy)                                                                       1,490,914
...........................................................................................................................
            158,700  Lloyds TSB Group PLC (United Kingdom)                                                       1,722,814
...........................................................................................................................
            260,576  National Bank of Canada (Canada)                                                            4,849,065
...........................................................................................................................
            242,500  Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                            5,900,266
...........................................................................................................................
            209,342  Sanpaolo IMI SpA (Italy)                                                                    2,245,593
...........................................................................................................................
             54,246  Societe Generale (France)                                                                   3,035,013
...........................................................................................................................
             80,100  Standard Chartered PLC
                     (United Kingdom)                                                                              955,804
...........................................................................................................................
             58,000  Svenska Handelsbanken AB Class A
                     (Sweden)                                                                                      851,876
...........................................................................................................................
             99,500  Toronto-Dominion Bank (Canada)                                                              2,561,065
...........................................................................................................................
             32,121  UBS AG (Switzerland)                                                                        1,622,312
...........................................................................................................................
            256,000  United Overseas Bank, Ltd. (Singapore)                                                      1,761,213
...........................................................................................................................
            460,800  Westpac Banking Corp. (Australia)                                                           3,715,619
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                54,806,610
--------------------------------------------------------------------------------------------------------------------------
Beverage (3.9%)
...........................................................................................................................
            414,100  Diageo PLC (United Kingdom)                                                                 4,730,397
...........................................................................................................................
             30,800  Interbrew (Belgium)                                                                           843,108
...........................................................................................................................
            182,000  Six Continents PLC (United Kingdom)                                                         1,800,956
...........................................................................................................................
            741,900  South African Breweries PLC
                     (United Kingdom)                                                                            5,052,588
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,427,049
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.7%)
...........................................................................................................................
            982,453  Granada PLC (United Kingdom)                                                                2,051,570
--------------------------------------------------------------------------------------------------------------------------
Building Materials (--%)
...........................................................................................................................
                300  Matsushita Electric Works, Ltd. (Japan)                                                         2,470
--------------------------------------------------------------------------------------------------------------------------
Chemicals (1.4%)
...........................................................................................................................
             70,300  BASF AG (Germany)                                                                           2,619,017
...........................................................................................................................
            107,520  BOC Group PLC (United Kingdom)                                                              1,658,509
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,277,526
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.4%)
...........................................................................................................................
             29,600  Adecco SA (Switzerland)                                                                     1,610,053
...........................................................................................................................
            774,100  Hays PLC (United Kingdom)                                                                   2,343,058
...........................................................................................................................
            444,000  Rentokil Initial PLC (United Kingdom)                                                       1,783,260
...........................................................................................................................
             40,211  Securitas AB Class B (Sweden)                                                                 763,177
...........................................................................................................................
             25,925  Sodexho Alliance SA (France)                                                                1,107,996
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,607,544
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.2%)
...........................................................................................................................
            189,454  Nokia OYJ (Finland)                                                                         4,884,161
...........................................................................................................................
            363,000  Telefonaktiebolaget LM Ericsson AB
                     Class B (Sweden)                                                                            1,973,372
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,857,533
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.6%)
...........................................................................................................................
            175,600  Smiths Group PLC (United Kingdom)                                                           1,729,959
--------------------------------------------------------------------------------------------------------------------------
Construction (1.4%)
...........................................................................................................................
            107,844  CRH PLC (Ireland)                                                                           1,903,734
...........................................................................................................................
             26,700  Lafarge SA (France)                                                                         2,493,299
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,397,033
--------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (1.6%)
...........................................................................................................................
            186,100  Cie Financiere Richemont AG
                     (Switzerland)                                                                               3,460,213
...........................................................................................................................
            127,300  Matsushita Electric Industrial Co. (Japan)                                                  1,635,028
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,095,241
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.1%)
...........................................................................................................................
             61,600  Acom Co., Ltd. (Japan)                                                                      4,489,488
...........................................................................................................................
             28,340  Takefuji Corp. (Japan)                                                                      2,050,316
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,539,804
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.0%)
...........................................................................................................................
            156,000  KAO Corp. (Japan)                                                                           3,244,171
--------------------------------------------------------------------------------------------------------------------------
Consumer Staples (0.4%)
...........................................................................................................................
            218,300  Cadbury Schweppes PLC
                     (United Kingdom)                                                                            1,391,395
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (5.1%)
...........................................................................................................................
            202,900  Chubu Electric Power, Inc. (Japan)                                                          3,654,321
...........................................................................................................................
            395,000  CLP Holdings, Ltd. (Hong Kong)                                                              1,507,015
...........................................................................................................................
             48,950  E.On AG (Germany)                                                                           2,544,797
...........................................................................................................................
              3,850  Electrabel SA (Belgium)                                                                       801,981
...........................................................................................................................
            151,400  Endesa S.A. (Spain)                                                                         2,368,019
...........................................................................................................................
             20,200  RWE AG (Germany)                                                                              763,338
...........................................................................................................................
            259,039  Scottish and Southern Energy PLC
                     (United Kingdom)                                                                            2,299,417
...........................................................................................................................
            366,965  Scottish Power PLC (United Kingdom)                                                         2,029,228
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,968,116
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.6%)
...........................................................................................................................
             39,296  Schneider Electric SA (France)                                                              1,888,990
--------------------------------------------------------------------------------------------------------------------------
Electronics (4.7%)
...........................................................................................................................
             30,350  Celestica, Inc. (Canada) (NON)                                                              1,217,043
...........................................................................................................................
             38,600  Fuji Soft ABC, Inc. (Japan)                                                                 1,537,696
...........................................................................................................................
                800  OMRON Corp. (Japan)                                                                            10,684
...........................................................................................................................
             15,400  Rohm Co., Ltd. (Japan)                                                                      1,999,115
...........................................................................................................................
             18,490  Samsung Electronics Co., Ltd.
                     (South Korea)                                                                               3,927,752
...........................................................................................................................
          1,231,840  Taiwan Semiconductor Manufacturing
                     Co. (Taiwan) (NON)                                                                          3,081,361
...........................................................................................................................
          2,065,000  United Microelectronics Corp. (Taiwan) (NON)                                                3,010,720
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,784,371
--------------------------------------------------------------------------------------------------------------------------
Financial (0.8%)
...........................................................................................................................
            327,600  Sampo OYJ Class A (Finland)                                                                 2,566,340
--------------------------------------------------------------------------------------------------------------------------
Food (2.5%)
...........................................................................................................................
              7,348  Groupe Danone (France)                                                                        896,143
...........................................................................................................................
             32,815  Nestle SA (Switzerland)                                                                     7,001,272
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,897,415
--------------------------------------------------------------------------------------------------------------------------
Insurance (6.5%)
...........................................................................................................................
            120,500  ACE, Ltd. (Bermuda)                                                                         4,838,075
...........................................................................................................................
             12,598  Allianz AG (Germany)                                                                        2,977,513
...........................................................................................................................
             80,200  Axa SA (France)                                                                             1,675,618
...........................................................................................................................
             29,600  Converium Holding AG (Switzerland) (NON)                                                    1,439,682
...........................................................................................................................
            129,344  ING Groep NV (Netherlands)                                                                  3,297,668
...........................................................................................................................
              7,719  Muenchener Rueckversicherungs-
                     Gesellschaft AG (Germany)                                                                   2,095,793
...........................................................................................................................
             19,453  Swiss Reinsurance Co. (Switzerland)                                                         1,957,962
...........................................................................................................................
              7,800  Swiss Reinsurance Co. 144A (Switzerland)                                                      785,077
...........................................................................................................................
             16,500  XL Capital, Ltd. Class A (Bermuda)                                                          1,507,440
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,574,828
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.4%)
...........................................................................................................................
             50,600  Orix Corp. (Japan)                                                                          4,533,476
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.6%)
...........................................................................................................................
             55,735  Accor SA (France)                                                                           2,025,793
--------------------------------------------------------------------------------------------------------------------------
Machinery (0.5%)
...........................................................................................................................
             73,870  Atlas Copco AB Class B (Sweden)                                                             1,553,474
--------------------------------------------------------------------------------------------------------------------------
Metals (1.8%)
...........................................................................................................................
            342,200  BHP Billiton, Ltd. (Australia)                                                              1,838,949
...........................................................................................................................
             19,900  Pohang Iron & Steel Co., Ltd.
                     (South Korea)                                                                               1,848,485
...........................................................................................................................
             95,600  Rio Tinto PLC (United Kingdom)                                                              1,830,781
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,518,215
--------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.7%)
...........................................................................................................................
             65,000  Canon, Inc. (Japan)                                                                         2,237,189
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (14%)
...........................................................................................................................
             18,800  Alberta Energy Company Ltd. (Canada)                                                          708,769
...........................................................................................................................
            400,700  BG Group PLC (United Kingdom)                                                               1,632,676
...........................................................................................................................
          1,496,709  BP PLC (United Kingdom)                                                                    11,630,578
...........................................................................................................................
            367,258  ENI SpA (Italy)                                                                             4,603,218
...........................................................................................................................
             76,400  Petroleo Brasileiro SA ADR (Brazil)                                                         1,780,120
...........................................................................................................................
            165,000  Royal Dutch Petroleum Co. (Netherlands)                                                     8,357,643
...........................................................................................................................
            683,600  Shell Transport & Trading Co. PLC
                     (United Kingdom)                                                                            4,695,337
...........................................................................................................................
            604,200  Snam Rete Gas SpA 144A (Italy) (NON)                                                        1,597,440
...........................................................................................................................
             19,200  Suncor Energy, Inc. (Canada)                                                                  630,376
...........................................................................................................................
             59,354  TotalFinaElf SA Class B (France)                                                            8,475,044
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                44,111,201
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (1.6%)
...........................................................................................................................
             41,300  Svenska Cellulosa AB SCA Class B
                     (Sweden)                                                                                    1,130,471
...........................................................................................................................
            118,749  UPM-Kymmene OYJ (Finland)                                                                   3,937,711
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,068,182
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (3.6%)
...........................................................................................................................
             93,297  AstraZeneca PLC (United Kingdom)                                                            4,206,024
...........................................................................................................................
             50,525  GlaxoSmithKline PLC (United Kingdom)                                                        1,266,818
...........................................................................................................................
              6,290  Novartis AG (Switzerland)                                                                     227,459
...........................................................................................................................
             43,600  Novo-Nordisk A/S (Denmark)                                                                  1,783,589
...........................................................................................................................
             41,000  Sankyo Co., Ltd. (Japan)                                                                      702,446
...........................................................................................................................
             23,500  Sanofi-Synthelabo SA (France)                                                               1,753,071
...........................................................................................................................
             44,000  Taisho Pharmaceutical Co., Ltd. (Japan)                                                       691,724
...........................................................................................................................
             17,000  Takeda Chemical Industries (Japan)                                                            769,336
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                11,400,467
--------------------------------------------------------------------------------------------------------------------------
Retail (1.8%)
...........................................................................................................................
             24,900  Fast Retailing Co., Ltd. (Japan)                                                            2,215,698
...........................................................................................................................
             77,800  GUS PLC (United Kingdom)                                                                      730,234
...........................................................................................................................
            730,651  Tesco PLC (United Kingdom)                                                                  2,647,476
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,593,408
--------------------------------------------------------------------------------------------------------------------------
Software (0.8%)
...........................................................................................................................
            556,783  Misys PLC (United Kingdom)                                                                  2,633,250
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (6.3%)
...........................................................................................................................
            161,700  Deutsche Telekom AG (Germany)                                                               2,792,540
...........................................................................................................................
                217  NTT DoCoMo, Inc. (Japan)                                                                    2,550,311
...........................................................................................................................
             89,600  Orange SA (France) (NON)                                                                      811,976
...........................................................................................................................
            501,700  Portugal Telecom SGPS SA (Portugal) (NON)                                                   3,907,867
...........................................................................................................................
              5,535  Swisscom AG (Switzerland)                                                                   1,534,535
...........................................................................................................................
             44,300  TDC A/S (Denmark)                                                                           1,578,731
...........................................................................................................................
            230,700  Telefonica S.A. (Spain) (NON)                                                               3,086,698
...........................................................................................................................
          1,342,950  Vodafone Group PLC (United Kingdom)                                                         3,512,784
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                19,775,442
--------------------------------------------------------------------------------------------------------------------------
Tobacco (1.1%)
...........................................................................................................................
            408,400  BAT Industries PLC (United Kingdom)                                                         3,461,819
--------------------------------------------------------------------------------------------------------------------------
Water Utilities (1.2%)
...........................................................................................................................
            220,685  Severn Trent PLC (United Kingdom)                                                           2,309,002
...........................................................................................................................
             40,300  Vivendi Environnement (France)                                                              1,343,880
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,652,882
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $308,747,327)                                                                      $307,415,869
--------------------------------------------------------------------------------------------------------------------------
UNITS (0.5%)(a) (NON) (cost $1,496,497)
--------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                      Value
...........................................................................................................................
             37,370  Korea Telecom Corp.144A Structured
                     Call Warrants (issued by UBS AG)
                     expiration 11/15/02 (South Korea)                                                          $1,421,221
--------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%)(a) (NON) (cost $22,083)
--------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                         Expiration Date           Value
...........................................................................................................................
             40,300  Vivendi Environnement (France)                                             3/8/06             $16,503
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.6%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
           $300,000  U.S. Treasury Notes, zero %, June 13, 2002                                                   $297,548
...........................................................................................................................
          3,743,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $3,743,374 for an effective yield
                     of 1.80%                                                                                    3,743,000
...........................................................................................................................
          1,065,000  Interest in $221,765,000 joint repurchase
                     agreement dated December 31, 2001
                     with Lehman Brothers due January 2, 2002
                     with respect to various U.S. Government
                     obligations -- maturity value of
                     $1,065,105 for an effective yield
                     of 1.77%                                                                                    1,065,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $5,105,701)                                                                          $5,105,548
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $315,371,608) (b)                                                                  $313,959,141
--------------------------------------------------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2001
-----------------------------------------------------------------------------
                               Aggregate      Delivery            Unrealized
              Market Value    Face Value          Date          Appreciation
..............................................................................
Euro           $10,336,530   $10,335,470       3/20/02                 $1,060
-----------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 2001
-----------------------------------------------------------------------------
                   Market      Aggregate      Delivery             Unrealized
                   Value      Face Value         Date           (Depreciation)
..............................................................................
British Pounds  $6,351,465    $6,212,128       3/20/02              $(139,337)
-----------------------------------------------------------------------------


Diversification by Country
-----------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2001: (as percentage of Market Value)
-----------------------------------------------------------------------------
Australia                                                                 1.8%
..............................................................................
Belgium                                                                   1.6
..............................................................................
Bermuda                                                                   2.0
..............................................................................
Brazil                                                                    0.6
..............................................................................
Canada                                                                    3.2
..............................................................................
Denmark                                                                   1.9
..............................................................................
Finland                                                                   3.6
..............................................................................
France                                                                   10.6
..............................................................................
Germany                                                                   6.6
..............................................................................
Ireland                                                                   0.7
..............................................................................
Italy                                                                     3.2
..............................................................................
Japan                                                                    12.9
..............................................................................
Netherlands                                                               4.0
..............................................................................
Portugal                                                                  1.2
..............................................................................
Singapore                                                                 1.1
..............................................................................
South Korea                                                               2.3
..............................................................................
Spain                                                                     2.0
..............................................................................
Sweden                                                                    2.0
..............................................................................
Switzerland                                                               7.5
..............................................................................
Taiwan                                                                    1.9
..............................................................................
United Kingdom                                                           27.1
..............................................................................
United States                                                             1.6
..............................................................................
Other                                                                     0.6
-----------------------------------------------------------------------------
Total                                                                   100.0%
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.






Putnam VT International New Opportunities Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (98.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Advertising and Marketing Services (0.4%)
...........................................................................................................................
             94,500  WPP Group PLC (United Kingdom)                                                             $1,045,125
--------------------------------------------------------------------------------------------------------------------------
Airlines (1.7%)
...........................................................................................................................
            308,500  easyJet PLC (United Kingdom) (NON)                                                          2,120,293
...........................................................................................................................
            994,300  Qantas Airways, Ltd. (Australia)                                                            1,872,688
...........................................................................................................................
             40,100  Qantas Airways, Ltd. 144A (Australia)                                                          75,525
...........................................................................................................................
            172,000  Singapore Airlines, Ltd. (Singapore)                                                        1,024,919
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,093,425
--------------------------------------------------------------------------------------------------------------------------
Automotive (1.6%)
...........................................................................................................................
            109,000  Bayerische Motoren Werke (BMW)
                     AG (Germany)                                                                                3,837,608
...........................................................................................................................
             21,500  Peugeot SA (France)                                                                           913,902
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,751,510
--------------------------------------------------------------------------------------------------------------------------
Banking (6.8%)
...........................................................................................................................
            146,600  Banco Popular Espanol (Spain)                                                               4,812,962
...........................................................................................................................
             54,500  Danske Bank A/S (Denmark)                                                                     874,820
...........................................................................................................................
            505,400  DnB Holdings ASA (Norway)                                                                   2,278,024
...........................................................................................................................
            397,200  HSBC Holdings PLC (United Kingdom)                                                          4,658,724
...........................................................................................................................
             42,506  Kookmin Bank (South Korea)                                                                  1,611,694
...........................................................................................................................
            154,200  Standard Chartered PLC
                     (United Kingdom)                                                                            1,840,013
...........................................................................................................................
            549,300  Westpac Banking Corp. (Australia)                                                           4,429,231
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,505,468
--------------------------------------------------------------------------------------------------------------------------
Beverage (2.1%)
...........................................................................................................................
             58,300  Companhia de Bebidas das Americas
                     (AmBev) ADR (Brazil)                                                                        1,182,907
...........................................................................................................................
            798,800  Grupo Modelo SA de CV (Mexico)                                                              1,788,384
...........................................................................................................................
            188,300  Molson, Inc. Class A (Canada)                                                               3,303,509
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,274,800
--------------------------------------------------------------------------------------------------------------------------
Building Materials (1.2%)
...........................................................................................................................
          1,059,400  CSR, Ltd. (Australia)                                                                       3,681,544
--------------------------------------------------------------------------------------------------------------------------
Cable Television (0.6%)
...........................................................................................................................
            108,800  Rogers Communications Class B
                     (Canada) (NON)                                                                              1,848,782
--------------------------------------------------------------------------------------------------------------------------
Chemicals (0.6%)
...........................................................................................................................
             32,600  Syngenta AG (Switzerland) (NON)                                                             1,689,730
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (4.2%)
...........................................................................................................................
            451,500  Aggreko PLC (United Kingdom)                                                                2,398,133
...........................................................................................................................
            201,755  Autopistas Concesionaria Espanola
                     SA (Spain)                                                                                  2,009,750
...........................................................................................................................
            584,400  Autostrade SpA (Italy)                                                                      4,057,816
...........................................................................................................................
                  7  Dentsu, Inc. 144A  (Japan) (NON)                                                               31,358
...........................................................................................................................
             65,700  Hagemeyer NV (Netherlands)                                                                  1,228,209
...........................................................................................................................
            327,000  Toppan Printing Co., Ltd. (Japan)                                                           3,017,079
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,742,345
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.2%)
...........................................................................................................................
             24,800  Matsushita Communication Industrial
                     Co., Ltd. (Japan)                                                                             671,882
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.5%)
...........................................................................................................................
          1,546,000  China Resources Enterprise, Ltd. (China)                                                    1,447,324
--------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.8%)
...........................................................................................................................
             20,400  Sony Corp. (Japan)                                                                            932,545
...........................................................................................................................
             16,900  Swatch Group AG (The) Class B
                     (Switzerland)                                                                               1,520,206
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,452,751
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.2%)
...........................................................................................................................
              9,200  Acom Co., Ltd. (Japan)                                                                        670,508
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.8%)
...........................................................................................................................
             34,750  L'Oreal SA (France)                                                                         2,502,597
--------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.4%)
...........................................................................................................................
            331,600  TPI Paginas Amarillas (Spain)                                                               1,313,597
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.1%)
...........................................................................................................................
             82,100  E.On AG (Germany)                                                                           4,268,189
...........................................................................................................................
             63,500  Iberdrola SA (Spain)                                                                          826,435
...........................................................................................................................
            208,600  Scottish Power PLC (United Kingdom)                                                         1,153,508
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,248,132
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.4%)
...........................................................................................................................
             20,050  Siemens AG (Germany)                                                                        1,335,961
--------------------------------------------------------------------------------------------------------------------------
Electronics (11.0%)
...........................................................................................................................
             13,200  Celestica, Inc. (Canada) (NON)                                                                529,323
...........................................................................................................................
            908,000  Chartered Semiconductor
                     Manufacturing, Ltd. (Singapore) (NON)                                                       2,410,184
...........................................................................................................................
            218,500  Hitachi Chemical Co., Ltd. (Japan)                                                          2,047,682
...........................................................................................................................
            392,300  OMRON Corp. (Japan)                                                                         5,239,249
...........................................................................................................................
             71,200  Premier Farnell PLC (United Kingdom)                                                          326,372
...........................................................................................................................
            403,400  Premier Farnell PLC 144A
                     (United Kingdom)                                                                            1,849,137
...........................................................................................................................
              6,500  Rohm Co., Ltd. (Japan)                                                                        843,782
...........................................................................................................................
             32,720  Samsung Electronics Co., Ltd.
                     (South Korea)                                                                               6,950,571
...........................................................................................................................
             21,700  Samsung SDI Co., Ltd. (South Korea)                                                           958,276
...........................................................................................................................
          1,391,400  Taiwan Semiconductor Manufacturing
                     Co. (Taiwan)                                                                                3,480,489
...........................................................................................................................
            275,500  Thomson Multimedia SA (France) (NON)                                                        8,461,128
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                33,096,193
--------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (1.7%)
...........................................................................................................................
             87,050  Vinci SA (France)                                                                           5,102,842
--------------------------------------------------------------------------------------------------------------------------
Financial (2.3%)
...........................................................................................................................
            448,500  Dexia (Belgium)                                                                             6,467,926
--------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.5%)
...........................................................................................................................
            794,800  MFI Furniture Group PLC
                     (United Kingdom)                                                                            1,619,230
--------------------------------------------------------------------------------------------------------------------------
Insurance (6.8%)
...........................................................................................................................
            207,250  Aegon NV (Netherlands)                                                                      5,608,616
...........................................................................................................................
             24,211  Allianz AG (Germany)                                                                        5,722,224
...........................................................................................................................
            187,400  ING Groep NV (Netherlands)                                                                  4,777,824
...........................................................................................................................
             71,500  Manulife Financial Corp. (Canada)                                                           1,863,659
...........................................................................................................................
              8,736  Muenchener Rueckversicherungs-
                     Gesellschaft AG (Germany)                                                                   2,371,920
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,344,243
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (6.3%)
...........................................................................................................................
            118,300  3i Group PLC (United Kingdom)                                                               1,479,631
...........................................................................................................................
            182,200  Amvescap PLC (United Kingdom)                                                               2,627,512
...........................................................................................................................
            272,803  Banca Fideuram SpA (Italy)                                                                  2,183,215
...........................................................................................................................
            160,700  Mediolanum SpA (Italy)                                                                      1,447,718
...........................................................................................................................
             70,777  MLP AG (Germany)                                                                            5,191,668
...........................................................................................................................
             51,000  Orix Corp. (Japan)                                                                          4,569,314
...........................................................................................................................
             35,600  Samsung Securities Co., Ltd.
                     (South Korea) (NON)                                                                         1,296,985
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                18,796,043
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.4%)
...........................................................................................................................
          1,194,200  Airtours PLC (United Kingdom)                                                               4,344,500
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.4%)
...........................................................................................................................
            133,700  Amersham PLC (United Kingdom)                                                               1,292,853
--------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.9%)
...........................................................................................................................
             77,000  Canon,Inc. (Japan)                                                                          2,650,208
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (5.3%)
...........................................................................................................................
            283,500  BP PLC (United Kingdom)                                                                     2,203,013
...........................................................................................................................
            233,050  ENI SpA (Italy)                                                                             2,921,052
...........................................................................................................................
            169,700  Enterprise Oil PLC (United Kingdom)                                                         1,150,775
...........................................................................................................................
             46,600  Nexen, Inc. (Canada)                                                                          907,474
...........................................................................................................................
            143,362  Royal Dutch Petroleum Co. (Netherlands)                                                     7,261,627
...........................................................................................................................
              9,400  TotalFinaElf SA Class B (France)                                                            1,342,208
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,786,149
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (14.3%)
...........................................................................................................................
            262,100  AstraZeneca PLC (United Kingdom)                                                           11,816,017
...........................................................................................................................
             23,500  Aventis SA (France)                                                                         1,668,346
...........................................................................................................................
            116,000  Chugai Pharmaceutical Co., Ltd. (Japan)                                                     1,344,709
...........................................................................................................................
             68,200  Galen Holdings PLC (United Kingdom)                                                           684,788
...........................................................................................................................
            385,570  GlaxoSmithKline PLC (United Kingdom)                                                        9,667,434
...........................................................................................................................
             22,000  Kyorin Pharmaceutical Co., Ltd. (Japan)                                                       570,840
...........................................................................................................................
             56,100  Novartis AG (Switzerland)                                                                   2,028,689
...........................................................................................................................
             78,475  Novo-Nordisk A/S (Denmark)                                                                  3,210,255
...........................................................................................................................
            135,981  Sanofi-Synthelabo SA (France)                                                              10,144,014
...........................................................................................................................
             37,000  Takeda Chemical Industries (Japan)                                                          1,674,438
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                42,809,530
--------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (1.8%)
...........................................................................................................................
            100,000  Olympus Optical Co., Ltd. (Japan)                                                           1,438,547
...........................................................................................................................
            216,000  Ricoh Co., Ltd. (Japan)                                                                     4,022,131
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,460,678
--------------------------------------------------------------------------------------------------------------------------
Retail (1.7%)
...........................................................................................................................
          1,197,670  Esprit Holdings, Ltd. (Hong Kong)                                                           1,351,616
...........................................................................................................................
             10,100  Fast Retailing Co., Ltd. (Japan)                                                              898,737
...........................................................................................................................
            208,700  Next PLC (United Kingdom)                                                                   2,718,117
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,968,470
--------------------------------------------------------------------------------------------------------------------------
Shipping (0.9%)
...........................................................................................................................
            370,500  Brambles Industries, Ltd.
                     (United Kingdom) (NON)                                                                      1,833,115
...........................................................................................................................
             75,400  Exel PLC (United Kingdom)                                                                     861,318
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,694,433
--------------------------------------------------------------------------------------------------------------------------
Software (3.3%)
...........................................................................................................................
             45,600  BCE Emergis, Inc. (Canada) (NON)                                                            1,302,857
...........................................................................................................................
             15,100  BCE Emergis, Inc. 144A (Canada) (NON)                                                         431,429
...........................................................................................................................
             20,600  Business Objects SA (France) (NON)                                                            688,596
...........................................................................................................................
             32,600  Capcom Company, Ltd. (Japan)                                                                  863,296
...........................................................................................................................
            109,200  Cognos, Inc. (Canada) (NON)                                                                 2,707,421
...........................................................................................................................
                421  NTT Data Corp. (Japan)                                                                      1,497,203
...........................................................................................................................
             50,038  Thiel Logistik AG (Luxembourg) (NON)                                                          975,510
...........................................................................................................................
             61,000  Trend Micro, Inc. (Japan) (NON)                                                             1,443,126
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,909,438
--------------------------------------------------------------------------------------------------------------------------
Technology Services (0.8%)
...........................................................................................................................
                127  NET One Systems Co., Ltd. (Japan)                                                           1,860,877
...........................................................................................................................
              4,600  Nomura Research Institute, Ltd.
                     144A (Japan)                                                                                  539,917
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,400,794
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (12.9%)
...........................................................................................................................
          1,578,000  China Unicom, Ltd. (Hong Kong) (NON)                                                        1,740,359
...........................................................................................................................
             59,800  Korea Telecom Corp. ADR (South Korea)                                                       1,215,734
...........................................................................................................................
                241  NTT DoCoMo, Inc. (Japan)                                                                    2,832,373
...........................................................................................................................
            727,500  Orange SA (France) (NON)                                                                    6,592,777
...........................................................................................................................
            973,800  Portugal Telecom SGPS SA (Portugal) (NON)                                                   7,585,172
...........................................................................................................................
             16,720  SK Telecom Co., Ltd. (South Korea)                                                          3,411,725
...........................................................................................................................
          2,473,900  Telecom Corp. of New Zealand, Ltd.
                     (New Zealand)                                                                               5,149,423
...........................................................................................................................
            263,200  Telecom Italia SpA (Italy)                                                                  2,249,286
...........................................................................................................................
          3,092,018  Vodafone Group PLC (United Kingdom)                                                         8,087,860
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                38,864,709
--------------------------------------------------------------------------------------------------------------------------
Toys (1.3%)
...........................................................................................................................
             22,800  Bandai Company, Ltd. (Japan)                                                                  687,297
...........................................................................................................................
             17,700  Nintendo Co., Ltd. (Japan)                                                                  3,100,050
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,787,347
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $290,961,026)                                                                      $294,671,067
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $9,980,985  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates from January 2, 2002
                     to February 28, 2002                                                                       $9,968,112
...........................................................................................................................
          1,722,000  Interest in $221,765,000 joint repurchase
                     agreement dated December 31, 2001
                     with Lehman Brothers, Inc. due
                     January 2, 2002 with respect to various
                     U.S. Government obligations -- maturity
                     value of $1,722,169 for an effective
                     yield of 1.77%                                                                              1,722,000
...........................................................................................................................
          4,895,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $4,895,490 for an effective
                     yield of 1.80%                                                                              4,895,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $16,585,112)                                                                        $16,585,112
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $307,546,138) (b)                                                                  $311,256,179
--------------------------------------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at December 31, 2001
--------------------------------------------------------------------------------------------------------------------------


                                 Aggregate     Delivery        Unrealized
                  Market Value  Face Value       Date         Appreciation
..............................................................................
British Pounds    $2,964,210    $2,901,269      3/20/02          $62,941
-----------------------------------------------------------------------------
Forward Currency Contracts to Sell at December 31, 2001
-----------------------------------------------------------------------------
                    Market      Aggregate      Delivery        Unrealized
                    Value       Face Value       Date         Appreciation
..............................................................................
Japanese Yen      $2,769,595    $2,933,649      3/20/02         $164,054
-----------------------------------------------------------------------------


Diversification by Country
-----------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 2001:
(as percentage of Market Value)
-----------------------------------------------------------------------------
Australia                                                                 3.3%
..............................................................................
Belgium                                                                   2.2
..............................................................................
Canada                                                                    4.3
..............................................................................
Denmark                                                                   1.4
..............................................................................
France                                                                   12.4
..............................................................................
Germany                                                                   7.5
..............................................................................
Hong Kong                                                                 1.0
..............................................................................
Italy                                                                     4.3
..............................................................................
Japan                                                                    14.4
..............................................................................
Netherlands                                                               6.3
..............................................................................
New Zealand                                                               1.7
..............................................................................
Portugal                                                                  2.5
..............................................................................
Singapore                                                                 1.1
..............................................................................
South Korea                                                               5.1
..............................................................................
Spain                                                                     3.0
..............................................................................
Switzerland                                                               1.7
..............................................................................
Taiwan                                                                    1.2
..............................................................................
United Kingdom                                                           21.8
..............................................................................
United States                                                             2.2
..............................................................................
Other                                                                     2.6
-----------------------------------------------------------------------------
Total                                                                   100.0%
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Investors Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (97.8%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (2.1%)
...........................................................................................................................
             35,100  General Dynamics Corp.                                                                     $2,795,364
...........................................................................................................................
            247,200  Lockheed Martin Corp.                                                                      11,536,824
...........................................................................................................................
             38,700  Northrop Grumman Corp.                                                                      3,901,347
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                18,233,535
--------------------------------------------------------------------------------------------------------------------------
Banking (2.3%)
...........................................................................................................................
            144,000  Bank of New York Company, Inc. (The)                                                        5,875,200
...........................................................................................................................
            177,650  Fifth Third Bancorp                                                                        10,895,275
...........................................................................................................................
             45,700  SunTrust Banks, Inc.                                                                        2,865,390
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                19,635,865
--------------------------------------------------------------------------------------------------------------------------
Beverage (2.1%)
...........................................................................................................................
            316,200  Pepsi Bottling Group, Inc. (The)                                                            7,430,700
...........................................................................................................................
            217,600  PepsiCo, Inc.                                                                              10,594,944
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                18,025,644
--------------------------------------------------------------------------------------------------------------------------
Biotechnology (0.8%)
...........................................................................................................................
             15,800  Amgen, Inc. (NON)                                                                             891,752
...........................................................................................................................
             82,200  Applera Corp.-Applied Biosystems Group                                                      3,227,994
...........................................................................................................................
             44,300  Genzyme Corp. (NON)                                                                         2,651,798
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,771,544
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.6%)
...........................................................................................................................
             98,200  Clear Channel Communications, Inc. (NON)                                                    4,999,362
...........................................................................................................................
            330,800  Echostar Communications Corp.
                     Class A (NON)                                                                               9,087,076
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,086,438
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.5%)
...........................................................................................................................
          1,240,400  Cisco Systems, Inc. (NON)                                                                  22,463,644
...........................................................................................................................
            101,100  Juniper Networks, Inc. (NON)                                                                1,915,845
...........................................................................................................................
            114,500  QUALCOMM, Inc. (NON)                                                                        5,782,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                30,161,739
--------------------------------------------------------------------------------------------------------------------------
Computers (4.2%)
...........................................................................................................................
            275,900  Dell Computer Corp. (NON)                                                                   7,498,962
...........................................................................................................................
            245,600  EMC Corp. (NON)                                                                             3,300,864
...........................................................................................................................
            372,300  Hewlett-Packard Co.                                                                         7,647,042
...........................................................................................................................
            126,000  IBM Corp.                                                                                  15,240,960
...........................................................................................................................
            107,100  Network Appliance, Inc. (NON)                                                               2,342,277
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                36,030,105
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (6.0%)
...........................................................................................................................
            432,600  General Electric Co.                                                                       17,338,608
...........................................................................................................................
            577,000  Tyco International, Ltd. (Bermuda)                                                         33,985,300
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                51,323,908
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (4.9%)
...........................................................................................................................
            164,900  Capital One Financial Corp.                                                                 8,896,355
...........................................................................................................................
            147,800  Countrywide Credit Industries, Inc.                                                         6,055,366
...........................................................................................................................
            237,600  Household International, Inc.                                                              13,766,544
...........................................................................................................................
            378,400  MBNA Corp.                                                                                 13,319,680
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                42,037,945
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.7%)
...........................................................................................................................
            200,000  Avon Products, Inc.                                                                         9,300,000
...........................................................................................................................
             90,500  Colgate-Palmolive Co.                                                                       5,226,375
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,526,375
--------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
...........................................................................................................................
             24,800  TMP Worldwide, Inc. (NON)                                                                   1,063,920
--------------------------------------------------------------------------------------------------------------------------
Distribution (0.6%)
...........................................................................................................................
            189,000  SYSCO Corp.                                                                                 4,955,580
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.3%)
...........................................................................................................................
             50,100  FPL Group, Inc.                                                                             2,825,640
--------------------------------------------------------------------------------------------------------------------------
Electronics (7.6%)
...........................................................................................................................
             81,700  Broadcom Corp. Class A (NON)                                                                3,339,079
...........................................................................................................................
            681,700  Intel Corp.                                                                                21,439,465
...........................................................................................................................
             66,500  Jabil Circuit, Inc. (NON)                                                                   1,510,880
...........................................................................................................................
            226,100  Linear Technology Corp.                                                                     8,826,944
...........................................................................................................................
            207,700  LSI Logic Corp. (NON)                                                                       3,277,506
...........................................................................................................................
            211,600  Maxim Integrated Products, Inc. (NON)                                                      11,111,116
...........................................................................................................................
            331,000  Motorola, Inc.                                                                              4,971,620
...........................................................................................................................
            343,700  PMC - Sierra, Inc. (NON)                                                                    7,307,062
...........................................................................................................................
            180,800  Sanmina Corp. (NON)                                                                         3,597,920
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                65,381,592
--------------------------------------------------------------------------------------------------------------------------
Entertainment (2.1%)
...........................................................................................................................
            399,800  Viacom, Inc. Class B (NON)                                                                 17,651,170
--------------------------------------------------------------------------------------------------------------------------
Financial (7.0%)
...........................................................................................................................
            806,166  Citigroup, Inc.                                                                            40,695,260
...........................................................................................................................
            222,098  Fannie Mae                                                                                 17,656,790
...........................................................................................................................
             22,700  Freddie Mac                                                                                 1,484,580
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                59,836,630
--------------------------------------------------------------------------------------------------------------------------
Food (1.2%)
...........................................................................................................................
            295,800  Kraft Foods, Inc. Class A                                                                  10,066,074
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.9%)
...........................................................................................................................
             34,150  Cardinal Health, Inc.                                                                       2,208,139
...........................................................................................................................
            239,300  HCA, Inc.                                                                                   9,222,622
...........................................................................................................................
            270,500  Healthsouth Corp. (NON)                                                                     4,008,810
...........................................................................................................................
            221,000  UnitedHealth Group, Inc.                                                                   15,640,170
...........................................................................................................................
             22,800  Wellpoint Health Networks, Inc. (NON)                                                       2,664,180
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                33,743,921
--------------------------------------------------------------------------------------------------------------------------
Insurance (3.0%)
...........................................................................................................................
            181,900  ACE, Ltd. (Bermuda)                                                                         7,303,285
...........................................................................................................................
            233,200  American International Group, Inc.                                                         18,516,080
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                25,819,365
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.2%)
...........................................................................................................................
             81,400  Lehman Brothers Holdings, Inc.                                                              5,437,520
...........................................................................................................................
            239,200  Morgan Stanley Dean Witter & Co.                                                           13,380,848
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                18,818,368
--------------------------------------------------------------------------------------------------------------------------
Leisure (1.1%)
...........................................................................................................................
            166,300  Harley-Davidson, Inc.                                                                       9,031,753
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.2%)
...........................................................................................................................
            358,300  Cendant Corp. (NON)                                                                         7,026,263
...........................................................................................................................
             90,900  Marriott International, Inc. Class A                                                        3,695,085
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,721,348
--------------------------------------------------------------------------------------------------------------------------
Media (2.8%)
...........................................................................................................................
            273,700  AOL Time Warner, Inc. (NON)                                                                 8,785,770
...........................................................................................................................
            734,900  Walt Disney Co. (The)                                                                      15,227,128
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                24,012,898
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.4%)
...........................................................................................................................
            106,800  Baxter International, Inc.                                                                  5,727,684
...........................................................................................................................
            255,300  Medtronic, Inc.                                                                            13,073,913
...........................................................................................................................
             57,400  Zimmer Holdings, Inc. (NON)                                                                 1,752,996
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,554,593
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
...........................................................................................................................
            162,900  Dynegy, Inc. Class A                                                                        4,153,950
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.6%)
...........................................................................................................................
             59,510  Apache Corp.                                                                                2,968,359
...........................................................................................................................
             49,100  Royal Dutch Petroleum Co. PLC ADR
                     (Netherlands)                                                                               2,406,882
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,375,241
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (11.5%)
...........................................................................................................................
            161,600  Allergan, Inc.                                                                             12,128,080
...........................................................................................................................
            110,400  American Home Products Corp.                                                                6,774,144
...........................................................................................................................
            136,000  Johnson & Johnson                                                                           8,037,600
...........................................................................................................................
            100,700  King Pharmaceuticals, Inc. (NON)                                                            4,242,491
...........................................................................................................................
             99,200  Lilly (Eli) & Co.                                                                           7,791,168
...........................................................................................................................
            955,350  Pfizer, Inc.                                                                               38,070,698
...........................................................................................................................
            196,500  Pharmacia Corp.                                                                             8,380,725
...........................................................................................................................
            383,700  Schering-Plough Corp.                                                                      13,740,297
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                99,165,203
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (1.8%)
...........................................................................................................................
            394,900  SBC Communications, Inc.                                                                   15,468,233
--------------------------------------------------------------------------------------------------------------------------
Restaurants (0.8%)
...........................................................................................................................
            382,900  Starbucks Corp. (NON)                                                                       7,294,245
--------------------------------------------------------------------------------------------------------------------------
Retail (6.6%)
...........................................................................................................................
             55,900  AutoZone, Inc. (NON)                                                                        4,013,620
...........................................................................................................................
            178,500  Kohls Corp. (NON)                                                                          12,573,540
...........................................................................................................................
            312,500  Lowe's Companies, Inc.                                                                     14,503,125
...........................................................................................................................
            384,100  Rite Aid Corp. (NON)                                                                        1,943,546
...........................................................................................................................
             91,400  Staples, Inc. (NON)                                                                         1,709,180
...........................................................................................................................
             53,600  Target Corp.                                                                                2,200,280
...........................................................................................................................
            145,000  TJX Companies, Inc. (The)                                                                   5,779,700
...........................................................................................................................
            238,800  Wal-Mart Stores, Inc.                                                                      13,742,940
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                56,465,931
--------------------------------------------------------------------------------------------------------------------------
Software (5.1%)
...........................................................................................................................
            102,144  Electronic Arts, Inc. (NON)                                                                 6,123,533
...........................................................................................................................
            482,900  Microsoft Corp. (NON)                                                                      31,992,125
...........................................................................................................................
             28,700  PeopleSoft, Inc. (NON)                                                                      1,153,740
...........................................................................................................................
             19,900  VeriSign, Inc. (NON)                                                                          756,996
...........................................................................................................................
             77,000  VERITAS Software Corp. (NON)                                                                3,451,910
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                43,478,304
--------------------------------------------------------------------------------------------------------------------------
Technology Services (1.5%)
...........................................................................................................................
             67,100  Automatic Data Processing, Inc.                                                             3,952,190
...........................................................................................................................
            126,700  Electronic Data Systems Corp.                                                               8,685,285
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,637,475
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (2.0%)
...........................................................................................................................
            171,300  Qwest Communications International, Inc.                                                    2,420,469
...........................................................................................................................
            335,400  Sprint Corp. (FON Group)                                                                    6,734,832
...........................................................................................................................
            324,300  Sprint Corp. (PCS Group) (NON)                                                              7,916,163
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                17,071,464
--------------------------------------------------------------------------------------------------------------------------
Tobacco (1.6%)
...........................................................................................................................
            308,900  Philip Morris Companies, Inc.                                                              14,163,065
--------------------------------------------------------------------------------------------------------------------------
Toys (0.2%)
...........................................................................................................................
            122,100  Mattel, Inc.                                                                                2,100,120
--------------------------------------------------------------------------------------------------------------------------
Waste Management (0.8%)
...........................................................................................................................
            206,600  Waste Management, Inc.                                                                      6,592,606
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $779,503,027)                                                                      $839,281,787
--------------------------------------------------------------------------------------------------------------------------
UNITS (0.9%)(a) (NON)
--------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                      Value
...........................................................................................................................
            104,000  Lehman Brothers Holdings, Inc. 144A
                     Structured Warrants (issued by
                     Lehman Brothers Finance S.A.)
                     expiration 09/03/02                                                                        $6,954,480
...........................................................................................................................
             21,500  VeriSign Inc. 144A Structured Warrants
                     (issued by Salomon Smith Barney
                     Holdings, Inc.) expiration 01/18/02                                                           775,193
--------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $7,692,772) (b)                                                                      $7,729,673
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.6%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
        $27,954,383  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from
                     January 2, 2002 to
                     February 28, 2002 (d)                                                                     $27,918,328
...........................................................................................................................
         20,328,000  Interest in $750,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with S.B.C.
                     Warburg, Inc. due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $20,330,033 for an effective yield
                     of 1.80%                                                                                   20,328,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $48,246,328)                                                                        $48,246,328
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $835,442,127) (b)                                                                  $895,257,788
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.






Putnam VT Money Market Fund
The fund's portfolio
December 31, 2001

COMMERCIAL PAPER  (91.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date             Value
...........................................................................................................................
Domestic (58.3%) (a)
--------------------------------------------------------------------------------------------------------------------------
        $15,000,000  Asset Securitization
                     Cooperative Corp. 2.05s                                                    2/1/02         $14,972,667
...........................................................................................................................
         10,000,000  Bank One Australia, Ltd. 1.78s                                             3/7/02           9,967,367
...........................................................................................................................
          5,000,000  Bank One Corp. 1.94s                                                       1/16/02          4,995,689
...........................................................................................................................
          5,000,000  Bank One Corp. 1.92s                                                       2/13/02          4,988,267
...........................................................................................................................
         15,000,000  Chevron Corp. 1.89s                                                        4/4/02          14,925,975
...........................................................................................................................
          2,000,000  Ciesco L.P. 2.15s                                                          1/4/02           1,999,522
...........................................................................................................................
          9,000,000  CXC, Inc. 1.82s                                                            2/19/02          8,977,250
...........................................................................................................................
         18,000,000  Eureka Securitization, Inc. 2.09s                                          1/23/02         17,975,965
...........................................................................................................................
          4,400,000  Eureka Securitization, Inc. 2.08s                                          2/11/02          4,389,271
...........................................................................................................................
         13,000,000  Eureka Securitization, Inc. 2.05s                                          2/13/02         12,967,428
...........................................................................................................................
          4,000,000  Eureka Securitization, Inc. 1.88s                                          2/7/02           3,992,062
...........................................................................................................................
          2,390,000  Falcon Asset Securitization
                     Corp. 2.11s                                                                2/5/02           2,384,957
...........................................................................................................................
          4,700,000  Falcon Asset Securitization
                     Corp. 2.09s                                                                2/4/02           4,690,450
...........................................................................................................................
          8,190,000  Falcon Asset Securitization
                     Corp. 2.06s                                                                2/19/02          8,166,567
...........................................................................................................................
         11,900,000  Falcon Asset Securitization
                     Corp. 1.87s                                                                2/15/02         11,871,566
...........................................................................................................................
          7,600,000  Falcon Asset Securitization
                     Corp. 1.79s                                                                1/28/02          7,589,419
...........................................................................................................................
          8,000,000  Federal National Mortgage
                     Association 1.730s                                                         3/21/02          7,969,244
...........................................................................................................................
         15,000,000  Federal National Mortgage
                     Association 2.16s                                                          4/18/02         14,902,800
...........................................................................................................................
          4,225,000  Federal Home Loan
                     Mortgage 2.325s                                                            9/25/02          4,152,030
...........................................................................................................................
         14,000,000  Federal Home Loan
                     Mortgage 2.045s                                                            8/28/02         13,809,600
...........................................................................................................................
          2,650,000  Formosa Plastics Corp.
                     (Bank of America NT &
                     SA (LOC)) 2.05s                                                            2/6/02           2,644,417
...........................................................................................................................
         10,000,000  Formosa Plastics Corp.
                     (Bank of America NT &
                     SA (LOC)) 1.82s                                                            3/20/02          9,960,061
...........................................................................................................................
         15,000,000  General Electric Capital Intl.
                     Funding 2.33s                                                              3/8/02          14,934,954
...........................................................................................................................
         14,000,000  General Electric Capital Intl.
                     Funding 2.27s                                                              3/7/02          13,941,737
...........................................................................................................................
         10,000,000  General Electric Capital Intl.
                     Funding 2.27s                                                              1/22/02          9,986,128
...........................................................................................................................
          7,000,000  General Electric Capital Intl.
                     Funding 1.89s                                                              2/5/02           6,986,770
...........................................................................................................................
         17,000,000  Goldman Sachs Group 2.06s                                                  1/11/02         16,989,299
...........................................................................................................................
         25,000,000  Household Finance Corp. 1.85s                                              1/2/02          24,997,431
...........................................................................................................................
          7,900,000  International Lease Finance
                     Corp. 2.45s                                                                6/28/02          7,803,763
...........................................................................................................................
          7,000,000  International Lease Finance
                     Corp. 2.39s                                                                2/8/02           6,981,876
...........................................................................................................................
          7,000,000  International Lease Finance
                     Corp. 2.39s                                                                2/7/02           6,982,341
...........................................................................................................................
         10,000,000  International Lease Finance
                     Corp. 2.33s                                                                3/12/02          9,954,047
...........................................................................................................................
          5,035,000  Jupiter Securitization Corp. 2.35s                                         1/31/02          5,024,811
...........................................................................................................................
          4,248,000  Jupiter Securitization Corp. 2.27s                                         1/25/02          4,241,304
...........................................................................................................................
          5,000,000  Jupiter Securitization Corp. 2.14s                                         4/29/02          4,964,631
...........................................................................................................................
          3,053,000  Jupiter Securitization Corp. 2.14s                                         2/15/02          3,044,652
...........................................................................................................................
          3,000,000  Jupiter Securitization Corp. 2.11s                                         1/7/02           2,998,769
...........................................................................................................................
          3,130,000  Jupiter Securitization Corp. 2s                                            1/23/02          3,126,001
...........................................................................................................................
          7,860,000  Jupiter Securitization Corp. 1.89s                                         2/4/02           7,845,557
...........................................................................................................................
          6,000,000  Jupiter Securitization Corp. 1.85s                                         2/20/02          5,984,275
...........................................................................................................................
          3,732,000  Jupiter Securitization Corp. 1.84s                                         1/11/02          3,729,902
...........................................................................................................................
          3,131,000  Old Line Funding Corp. 2.24s                                               1/4/02           3,130,221
...........................................................................................................................
         16,871,000  Old Line Funding Corp. 2.14s                                               1/3/02          16,867,983
...........................................................................................................................
          4,000,000  Old Line Funding Corp. 2.12s                                               1/18/02          3,995,760
...........................................................................................................................
          7,000,000  Old Line Funding Corp. 2.11s                                               1/22/02          6,990,974
...........................................................................................................................
          5,000,000  Old Line Funding Corp. 2.05s                                               1/7/02           4,998,007
...........................................................................................................................
          2,328,000  Old Line Funding Corp. 1.81s                                               1/8/02           2,327,064
...........................................................................................................................
          3,000,000  Park Avenue Receivables
                     Corp. 2.2s                                                                 1/4/02           2,999,267
...........................................................................................................................
          4,000,000  Park Avenue Receivables
                     Corp. 2.15s                                                                1/8/02           3,998,089
...........................................................................................................................
          6,513,000  Park Avenue Receivables
                     Corp. 2.06s                                                                2/4/02           6,499,956
...........................................................................................................................
          5,000,000  PNC Funding Corp. 1.85s                                                    1/17/02          4,995,632
...........................................................................................................................
          5,745,000  Preferred Receivables Funding
                     Corp. 2.13s                                                                1/7/02           5,742,641
...........................................................................................................................
         11,926,000  Preferred Receivables Funding
                     Corp. 2.12s                                                                1/8/02          11,920,417
...........................................................................................................................
          7,640,000  Preferred Receivables Funding
                     Corp. 1.91s                                                                1/24/02          7,630,272
...........................................................................................................................
         14,000,000  Preferred Receivables Funding
                     Corp. 1.79s                                                                1/29/02         13,979,813
...........................................................................................................................
          4,020,000  Quincy Capital Corp. 2.1s                                                  1/14/02          4,016,717
...........................................................................................................................
          4,926,000  Quincy Capital Corp. 2.1s                                                  1/2/02           4,925,425
...........................................................................................................................
          5,073,000  Quincy Capital Corp. 1.97s                                                 1/9/02           5,070,502
...........................................................................................................................
          9,631,000  Receivables Capital Corp. 1.88s                                            1/7/02           9,627,479
...........................................................................................................................
          6,000,000  Salomon Smith Barney
                     Holding, Inc. 1.77s                                                        2/1/02           5,990,560
...........................................................................................................................
          7,000,000  Sheffield Receivables Corp. 2.62s                                          1/11/02          6,994,396
...........................................................................................................................
         11,900,000  Sheffield Receivables Corp. 2.26s                                          7/19/02         11,750,589
...........................................................................................................................
          6,000,000  Sheffield Receivables Corp. 1.92s                                          1/25/02          5,992,000
...........................................................................................................................
          3,500,000  Sheffield Receivables Corp. 1.9s                                           1/4/02           3,499,222
...........................................................................................................................
          4,100,000  Sheffield Receivables Corp. 1.82s                                          1/15/02          4,096,891
...........................................................................................................................
          7,500,000  Sheffield Receivables Corp. 1.8s                                           1/9/02           7,496,625
...........................................................................................................................
          8,350,000  Sigma Finance, Inc. 3.56s                                                  1/17/02          8,335,963
...........................................................................................................................
          8,000,000  Sigma Finance, Inc. 3.4s                                                   2/21/02          7,960,711
...........................................................................................................................
         11,039,000  Thunder Bay Funding, Inc. 2.12s                                            1/18/02         11,027,299
...........................................................................................................................
          4,000,000  Thunder Bay Funding, Inc. 2.1s                                             1/25/02          3,994,167
...........................................................................................................................
         10,129,000  Thunder Bay Funding, Inc. 1.85s                                            3/15/02         10,090,482
...........................................................................................................................
         15,595,000  Thunder Bay Funding, Inc. 1.79s                                            2/14/02         15,559,407
...........................................................................................................................
          5,347,000  Windmill Funding Corp. 2.1s                                                1/15/02          5,342,321
...........................................................................................................................
         19,400,000  Windmill Funding Corp. 2.03s                                               1/2/02          19,397,915
...........................................................................................................................
          5,000,000  Windmill Funding Corp. 2.02s                                               1/3/02           4,999,158
...........................................................................................................................
          5,000,000  Windmill Funding Corp. 1.9s                                                2/22/02          4,986,014
...........................................................................................................................
          5,000,000  Windmill Funding Corp. 1.86s                                               1/30/02          4,992,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              $611,033,011
--------------------------------------------------------------------------------------------------------------------------
Foreign (32.9%) (a)
--------------------------------------------------------------------------------------------------------------------------
         $5,000,000  Abbey National North America
                     Corp. 2.19s (United Kingdom)                                               8/30/02         $4,926,392
...........................................................................................................................
          5,000,000  Abbey National Treasury Service
                     2.50s (United Kingdom)                                                     3/25/02          5,000,000
...........................................................................................................................
         10,000,000  Aegon Funding Corp. 2.46s
                     (Netherlands)                                                              3/4/02           9,956,950
...........................................................................................................................
          4,500,000  Banco de Galicia Y Buenos Aires
                     S.A. (Bayerische Hypo- und
                     Vereinsbank AG (LOC)) 2.52s
                     (Germany)                                                                  2/22/02          4,483,305
...........................................................................................................................
          2,200,000  Banco Itau S.A. (Bayerische Hypo-
                     und Vereinsbank AG (LOC))
                     2.26s (Germany)                                                            4/18/02          2,185,084
...........................................................................................................................
          3,500,000  Banco Itau S.A. (Bayerische Hypo-
                     und Vereinsbank AG (LOC))
                     2.21s (Germany)                                                            4/15/02          3,477,440
...........................................................................................................................
          5,000,000  Bayerische Hypo- und Vereinsbank
                     AG 3.63s (Germany)                                                         8/20/02          5,000,232
...........................................................................................................................
          9,000,000  Bayerische Hypo- und Vereinsbank
                     AG 2.65s (Germany)                                                         11/29/02         9,000,000
...........................................................................................................................
          4,500,000  Canadian Imperial Bank of
                     Commerce 4.145s (Canada)                                                   5/8/02           4,499,111
...........................................................................................................................
          7,000,000  Canadian Imperial Bank of
                     Commerce 3.43s (Canada)                                                    3/6/02           7,014,051
...........................................................................................................................
         14,000,000  Credit Suisse First Boston 3.7s
                     (Switzerland)                                                              1/14/02         13,979,856
...........................................................................................................................
          7,000,000  Credit Suisse First Boston 1.9s
                     (Switzerland)                                                              1/28/02          6,989,656
...........................................................................................................................
         10,000,000  Danske Bank 2.01s (Denmark)                                                9/3/02           9,862,650
...........................................................................................................................
         15,000,000  Den Norske Bank 1.91s
                     (Norway)                                                                   2/7/02          14,969,758
...........................................................................................................................
          6,031,000  Den Norske Bank 1.91s
                     (Norway)                                                                   2/5/02           6,019,745
...........................................................................................................................
          5,500,000  Den Norske Bank 1.88s
                     (Norway)                                                                   3/6/02           5,481,331
...........................................................................................................................
          2,030,000  Dexia Delaware LLC 2s
                     (Belgium)                                                                  2/1/02           2,026,391
...........................................................................................................................
          5,000,000  Dexia Delaware LLC 1.9s
                     (Belgium)                                                                  2/7/02           4,989,972
...........................................................................................................................
          6,099,000  Dresdner Bank AG 2.04s
                     (Germany)                                                                  2/5/02           6,086,558
...........................................................................................................................
          6,000,000  Dresdner Bank AG 1.76s
                     (Germany)                                                                  3/14/02          6,000,000
...........................................................................................................................
         12,232,000  ED & F Man Treasury Management
                     (Rabobank Nederland (LOC))
                     2.05s (Netherlands)                                                        1/11/02         12,224,338
...........................................................................................................................
          7,000,000  Halifax PLC 2.36s
                     (United Kingdom)                                                           3/5/02           7,000,729
...........................................................................................................................
         14,000,000  Halifax PLC 2.29s
                     (United Kingdom)                                                           3/11/02         13,999,179
...........................................................................................................................
          2,800,000  Halifax PLC 1.8s
                     (United Kingdom)                                                           3/28/02          2,787,820
...........................................................................................................................
         10,000,000  National Australia Bank 2.49s
                     (Australia)                                                                3/25/02         10,004,533
...........................................................................................................................
          4,000,000  Nordbanken NA, Inc. 2.6s
                     (Sweden)                                                                   2/28/02          3,982,956
...........................................................................................................................
         13,000,000  Nordbanken NA, Inc. 2s
                     (Sweden)                                                                   8/8/02          12,841,111
...........................................................................................................................
          3,000,000  PEMEX Capital, Inc. (Barclays
                     (LOC)) 1.85s (United Kingdom)                                              3/27/02          2,986,742
...........................................................................................................................
          4,400,000  PEMEX Capital, Inc. (Barclays
                     (LOC)) 1.85s (United Kingdom)                                              3/26/02          4,380,781
...........................................................................................................................
         16,445,000  Petrobras International Finance Co.
                     (Barclays Bank PLC (LOC)) 1.97s
                     (United Kingdom)                                                           1/9/02          16,436,901
...........................................................................................................................
         14,000,000  Petrobras International Finance Co.
                     (Barclays Bank PLC (LOC)) 1.94s
                     (United Kingdom)                                                           1/3/02          13,997,737
...........................................................................................................................
          3,000,000  Societe Generale 2.8s (France)                                             2/13/02          2,989,733
...........................................................................................................................
          2,500,000  Spintab AB 1.95s (Sweden)                                                  2/5/02           2,495,175
...........................................................................................................................
         14,000,000  Spintab AB 1.8s (Sweden)                                                   3/11/02         13,951,000
...........................................................................................................................
         13,000,000  Stadshypotek Delaware, Inc.
                     3.36s (Sweden)                                                             3/4/02          12,923,560
...........................................................................................................................
         10,000,000  Stadshypotek Delaware, Inc.
                     3.205s (Sweden)                                                            2/11/02          9,962,608
...........................................................................................................................
         10,000,000  Stadshypotek Delaware, Inc. 2s
                     (Sweden)                                                                   1/14/02          9,992,222
...........................................................................................................................
          2,000,000  Svenska Handelsbanken 2.46s
                     (Sweden)                                                                   3/28/02          2,000,615
...........................................................................................................................
          5,100,000  Swedbank 2s (Sweden)                                                       3/28/02          5,076,752
...........................................................................................................................
          3,500,000  Swedbank 1.82s (Sweden)                                                    3/25/02          3,485,137
...........................................................................................................................
          5,150,000  Swedbank 1.82s (Sweden)                                                    3/22/02          5,128,911
...........................................................................................................................
         15,000,000  Transamerican Finance Corp.
                     2.83s (Netherlands)                                                        2/19/02         14,941,042
...........................................................................................................................
          3,400,000  UBS AG 1.82s (Switzerland)                                                 3/26/02          3,385,389
...........................................................................................................................
         10,000,000  Westdeutsche Landesbank
                     Girozentrale 4.24s (Germany)                                               5/17/02         10,000,365
...........................................................................................................................
         10,000,000  Westdeutsche Landesbank
                     Girozentrale 3.775s (Germany)                                              1/10/02         10,000,066
...........................................................................................................................
          6,000,000  Westdeutsche Landesbank
                     Girozentrale 2.23s (Germany)                                               8/16/02          5,915,260
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              $344,839,144
--------------------------------------------------------------------------------------------------------------------------
                     Total Commercial Paper
                     (cost $955,872,155)                                                                      $955,872,155
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (8.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                             Maturity Date           Value
...........................................................................................................................
         $5,000,000  Chase Manhattan Corp.
                     sr. notes FRN Ser. C, 2.13s                                                9/11/02         $5,003,495
...........................................................................................................................
          5,000,000  FleetBoston Financial Corp.
                     sr. notes FRN Ser. N, 2.63s                                                7/26/02          5,008,537
...........................................................................................................................
         24,000,000  Mercantile Bancorp.
                     sub. notes 7 5/8s                                                          10/15/02        24,868,770
...........................................................................................................................
         14,000,000  US Bank NA bank term loan
                     FRN 2.14s                                                                  8/30/02         14,000,000
...........................................................................................................................
          7,000,000  Merrill Lynch & Company, Inc.
                     FRN Ser. B, 2.086s                                                         12/16/02         7,000,000
...........................................................................................................................
         11,000,000  Asset Securitization Corp.
                     FRB 2.05s                                                                  4/12/02         11,000,000
...........................................................................................................................
         13,000,000  Credit Suisse First Boston
                     USA, Inc. FRN Ser. MTN, 2s                                                 10/23/02        13,000,000
...........................................................................................................................
          6,000,000  Swedbank (New York)
                     dep. notes FRN Ser. YCD, 2.041s                                            12/6/02          5,997,183
--------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $85,877,985)                                                                        $85,877,985
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.4%)(a)(cost $4,692,000)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $4,692,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement
                     dated December 31, 2001 with
                     Credit Suisse First Boston
                     due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value
                     of $4,692,469 for an effective
                     yield of 1.80%                                                                             $4,692,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $1,046,442,140) (b)                                                              $1,046,442,140
--------------------------------------------------------------------------------------------------------------------------


Diversification by Country
-----------------------------------------------------------------------------
Distribution of investments by country of issue at  December 31, 2001:
(as percentage of Market Value)
-----------------------------------------------------------------------------
Australia                                                                 1.0%
..............................................................................
Belgium                                                                   0.7
..............................................................................
Canada                                                                    1.1
..............................................................................
Denmark                                                                   1.0
..............................................................................
France                                                                    0.3
..............................................................................
Germany                                                                   5.9
..............................................................................
Netherlands                                                               3.5
..............................................................................
Norway                                                                    2.5
..............................................................................
Sweden                                                                    7.8
..............................................................................
Switzerland                                                               2.3
..............................................................................
United Kingdom                                                            6.8
..............................................................................
United States                                                            67.1
-----------------------------------------------------------------------------
Total                                                                   100.0%
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT New Opportunities Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (97.8%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
...........................................................................................................................
Advertising and Marketing Services (0.9%)
...........................................................................................................................
             36,000  Interpublic Group of Companies, Inc.                                                       $1,063,440
...........................................................................................................................
            626,500  Lamar Advertising Co. (NON)                                                                26,526,010
...........................................................................................................................
             14,400  Omnicom Group, Inc.                                                                         1,286,640
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                28,876,090
--------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.2%)
...........................................................................................................................
             64,800  Northrop Grumman Corp.                                                                      6,532,488
--------------------------------------------------------------------------------------------------------------------------
Airlines (1.3%)
...........................................................................................................................
            976,000  Ryanair Holdings PLC ADR (Ireland) (NON)                                                   31,280,800
...........................................................................................................................
            618,800  Southwest Airlines Co.                                                                     11,435,424
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                42,716,224
--------------------------------------------------------------------------------------------------------------------------
Banking (3.2%)
...........................................................................................................................
            328,300  Bank of New York Company, Inc. (The)                                                       13,394,640
...........................................................................................................................
            250,700  Fifth Third Bancorp                                                                        15,375,431
...........................................................................................................................
            783,000  National Commerce Financial Corp.                                                          19,809,900
...........................................................................................................................
            283,200  North Fork Bancorporation, Inc.                                                             9,059,568
...........................................................................................................................
             25,100  State Street Corp.                                                                          1,311,475
...........................................................................................................................
            578,800  TCF Financial Corp.                                                                        27,770,824
...........................................................................................................................
            345,900  Zions Bancorporation                                                                       18,187,422
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               104,909,260
--------------------------------------------------------------------------------------------------------------------------
Beverage (0.4%)
...........................................................................................................................
             39,200  Pepsi Bottling Group, Inc. (The)                                                              921,200
...........................................................................................................................
            253,700  PepsiCo, Inc.                                                                              12,352,653
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,273,853
--------------------------------------------------------------------------------------------------------------------------
Biotechnology (3.2%)
...........................................................................................................................
            174,100  Applera Corporation.-Applied
                     Biosystems Group                                                                            6,836,907
...........................................................................................................................
             22,700  Biogen, Inc. (NON)                                                                          1,301,845
...........................................................................................................................
             20,300  Chiron Corp. (NON)                                                                            889,952
...........................................................................................................................
            190,200  Genzyme Corp. (NON)                                                                        11,385,372
...........................................................................................................................
            108,500  ICOS Corp. (NON)                                                                            6,232,240
...........................................................................................................................
            101,750  IDEC Pharmaceuticals Corp. (NON)                                                            7,013,628
...........................................................................................................................
             78,200  InterMune, Inc. (NON)                                                                       3,852,132
...........................................................................................................................
            438,100  Invitrogen Corp. (NON)                                                                     27,131,533
...........................................................................................................................
            633,300  MedImmune, Inc. (NON)                                                                      29,353,455
...........................................................................................................................
            450,800  QIAGEN NV (Netherlands) (NON)                                                               8,366,848
...........................................................................................................................
             36,064  SICOR, Inc. (NON)                                                                             565,484
...........................................................................................................................
             29,400  Waters Corp. (NON)                                                                          1,139,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               104,068,646
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (3.6%)
...........................................................................................................................
            583,100  CDW Computer Centers, Inc. (NON)                                                           31,318,301
...........................................................................................................................
            237,100  Cintas Corp.                                                                               11,380,800
...........................................................................................................................
            194,400  eBay, Inc. (NON)                                                                           13,005,360
...........................................................................................................................
            161,600  H&R Block, Inc.                                                                             7,223,520
...........................................................................................................................
            396,900  Paychex, Inc.                                                                              13,831,965
...........................................................................................................................
            418,300  Robert Half International, Inc. (NON)                                                      11,168,610
...........................................................................................................................
             44,700  Tech Data Corp. (NON)                                                                       1,934,616
...........................................................................................................................
            564,900  TMP Worldwide, Inc. (NON)                                                                  24,234,210
...........................................................................................................................
            122,100  Weight Watchers International, Inc. (NON)                                                   4,129,422
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               118,226,804
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.4%)
...........................................................................................................................
          1,589,500  Cisco Systems, Inc. (NON) (SEG)                                                            28,785,845
...........................................................................................................................
            377,300  Extreme Networks, Inc. (NON)                                                                4,867,170
...........................................................................................................................
            260,400  Juniper Networks, Inc. (NON)                                                                4,934,580
...........................................................................................................................
            231,200  Nokia OYJ ADR (Finland)                                                                     5,671,336
...........................................................................................................................
            173,400  Polycom, Inc. (NON)                                                                         5,907,738
...........................................................................................................................
            441,000  QUALCOMM, Inc. (NON)                                                                       22,270,500
...........................................................................................................................
          1,140,300  Sonus Networks, Inc. (NON)                                                                  5,268,186
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                77,705,355
--------------------------------------------------------------------------------------------------------------------------
Computers-- Hardware (3.9%)
...........................................................................................................................
            308,000  Brocade Communications Systems, Inc. (NON)                                                 10,200,960
...........................................................................................................................
            819,000  Dell Computer Corp. (NON)                                                                  22,260,420
...........................................................................................................................
            295,100  Emulex Corp. (NON)                                                                         11,659,401
...........................................................................................................................
            364,200  Hewlett-Packard Co.                                                                         7,480,668
...........................................................................................................................
            212,600  IBM Corp.                                                                                  25,716,096
...........................................................................................................................
            377,800  McDATA Corp. Class A (NON)                                                                  9,256,100
...........................................................................................................................
            621,200  Network Appliance, Inc. (NON)                                                              13,585,644
...........................................................................................................................
            575,200  QLogic Corp. (NON)                                                                         25,602,152
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               125,761,441
--------------------------------------------------------------------------------------------------------------------------
Computers-- Software and Services (1.0%)
...........................................................................................................................
            890,340  VeriSign, Inc. (NON)                                                                       33,868,534
--------------------------------------------------------------------------------------------------------------------------
Computer Services (2.2%)
...........................................................................................................................
             75,000  Affiliated Computer Services, Inc.
                     Class A (NON)                                                                               7,959,750
...........................................................................................................................
            256,700  BISYS Group, Inc. (The) (NON)                                                              16,426,233
...........................................................................................................................
             40,800  Concord EFS, Inc. (NON)                                                                     1,337,424
...........................................................................................................................
            225,400  Convergys Corp. (NON)                                                                       8,450,246
...........................................................................................................................
            225,800  Electronic Data Systems Corp.                                                              15,478,590
...........................................................................................................................
             39,150  Fiserv, Inc. (NON)                                                                          1,656,828
...........................................................................................................................
            361,600  Jack Henry & Associates, Inc.                                                               7,897,344
...........................................................................................................................
             25,500  SEI Investments Co.                                                                         1,150,305
...........................................................................................................................
            408,100  SunGard Data Systems, Inc. (NON)                                                           11,806,333
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                72,163,053
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.5%)
...........................................................................................................................
          1,173,000  General Electric Co. (SEG)                                                                 47,013,840
...........................................................................................................................
            590,500  Tyco International, Ltd. (Bermuda)                                                         34,780,450
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                81,794,290
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.2%)
...........................................................................................................................
            359,400  AmeriCredit Corp. (NON)                                                                    11,339,070
...........................................................................................................................
            488,100  Capital One Financial Corp.                                                                26,332,995
...........................................................................................................................
             29,900  Metris Companies, Inc.                                                                        768,729
...........................................................................................................................
            213,000  Providian Financial Corp.                                                                     756,150
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                39,196,944
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.2%)
...........................................................................................................................
             23,200  Avon Products, Inc.                                                                         1,078,800
...........................................................................................................................
            100,900  Colgate-Palmolive Co.                                                                       5,826,975
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,905,775
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.1%)
...........................................................................................................................
            265,000  Power-One, Inc. (NON)                                                                       2,758,650
--------------------------------------------------------------------------------------------------------------------------
Electronics (14.3%)
...........................................................................................................................
             33,200  Altera Corp. (NON)                                                                            704,504
...........................................................................................................................
             53,300  Analog Devices, Inc. (NON)                                                                  2,365,987
...........................................................................................................................
            629,900  Applied Micro Circuits Corp. (NON)                                                          7,130,468
...........................................................................................................................
            333,900  ASM Lithography Holdings NV
                     (Netherlands) (NON)                                                                         5,692,995
...........................................................................................................................
            420,700  Broadcom Corp. Class A (NON)                                                               17,194,009
...........................................................................................................................
            656,600  Celestica, Inc. (Canada) (NON)                                                             26,520,074
...........................................................................................................................
             35,800  Cypress Semiconductor Corp. (NON)                                                             713,494
...........................................................................................................................
            961,700  Finisar Corp. (NON)                                                                         9,780,489
...........................................................................................................................
          1,187,700  Flextronics International, Ltd. (Singapore) (NON)                                          28,492,923
...........................................................................................................................
            522,300  Integrated Device Technology, Inc. (NON)                                                   13,887,957
...........................................................................................................................
          1,354,000  Intel Corp.                                                                                42,583,300
...........................................................................................................................
             49,700  Intersil Corp. Class A (NON)                                                                1,602,825
...........................................................................................................................
            651,000  Jabil Circuit, Inc. (NON)                                                                  14,790,720
...........................................................................................................................
            316,607  KLA-Tencor Corp. (NON)                                                                     15,691,043
...........................................................................................................................
            342,400  LAM Research Corp. (NON)                                                                    7,950,528
...........................................................................................................................
            843,700  Linear Technology Corp.                                                                    32,938,048
...........................................................................................................................
            703,100  LSI Logic Corp. (NON)                                                                      11,094,918
...........................................................................................................................
          1,100,900  Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                            39,434,238
...........................................................................................................................
          1,472,600  Maxim Integrated Products, Inc. (NON)                                                      77,326,226
...........................................................................................................................
            346,900  Micrel, Inc. (NON)                                                                          9,099,187
...........................................................................................................................
            421,100  Microchip Technology, Inc. (NON)                                                           16,313,414
...........................................................................................................................
            166,100  Novellus Systems, Inc. (NON)                                                                6,552,645
...........................................................................................................................
             34,500  NVIDIA Corp. (NON)                                                                          2,308,050
...........................................................................................................................
            370,600  PerkinElmer, Inc.                                                                          12,978,412
...........................................................................................................................
            369,400  PMC - Sierra, Inc. (NON)                                                                    7,853,444
...........................................................................................................................
            308,700  RF Micro Devices, Inc. (NON)                                                                5,936,301
...........................................................................................................................
          1,051,700  Sanmina Corp. (NON)                                                                        20,928,830
...........................................................................................................................
            517,500  Semtech Corp. (NON)                                                                        18,469,575
...........................................................................................................................
            711,800  Solectron Corp. (NON)                                                                       8,029,104
...........................................................................................................................
             17,100  Xilinx, Inc. (NON)                                                                            667,755
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               465,031,463
--------------------------------------------------------------------------------------------------------------------------
Energy (1.5%)
...........................................................................................................................
            335,700  BJ Services Co. (NON)                                                                      10,893,465
...........................................................................................................................
            414,071  GlobalSantaFe Corp.                                                                        11,809,305
...........................................................................................................................
            107,100  Key Energy Services, Inc. (NON)                                                               985,320
...........................................................................................................................
            304,300  Nabors Industries, Inc. (NON)                                                              10,446,619
...........................................................................................................................
            400,500  National-Oilwell, Inc. (NON)                                                                8,254,305
...........................................................................................................................
            304,200  Patterson-UTI Energy, Inc. (NON)                                                            7,090,902
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                49,479,916
--------------------------------------------------------------------------------------------------------------------------
Entertainment (2.3%)
...........................................................................................................................
          1,726,800  Viacom, Inc. Class B (NON)                                                                 76,238,220
--------------------------------------------------------------------------------------------------------------------------
Financial (1.1%)
...........................................................................................................................
            284,200  Citigroup, Inc.                                                                            14,346,416
...........................................................................................................................
            261,100  Fannie Mae                                                                                 20,757,450
...........................................................................................................................
             19,600  USA Education, Inc.                                                                         1,646,792
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                36,750,658
--------------------------------------------------------------------------------------------------------------------------
Food (0.2%)
...........................................................................................................................
            214,500  Kraft Foods, Inc. Class A                                                                   7,299,435
--------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.4%)
...........................................................................................................................
             54,600  Argosy Gaming Co. (NON)                                                                     1,775,592
...........................................................................................................................
            289,900  Harrah's Entertainment, Inc. (NON)                                                         10,729,199
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,504,791
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (4.6%)
...........................................................................................................................
            386,100  AdvancePCS (NON)                                                                           11,332,035
...........................................................................................................................
            319,424  AmerisourceBergen Corp.                                                                    20,299,395
...........................................................................................................................
            108,900  Anthem, Inc. (NON)                                                                          5,390,550
...........................................................................................................................
            729,900  Caremark Rx, Inc. (NON)                                                                    11,904,669
...........................................................................................................................
             10,100  Cerner Corp. (NON)                                                                            504,293
...........................................................................................................................
            361,500  Community Health Systems, Inc. (NON)                                                        9,218,250
...........................................................................................................................
             86,200  DaVita, Inc. (NON)                                                                          2,107,590
...........................................................................................................................
            315,000  HCA, Inc.                                                                                  12,140,100
...........................................................................................................................
            181,000  Healthsouth Corp. (NON)                                                                     2,682,420
...........................................................................................................................
            634,400  IMS Health, Inc.                                                                           12,377,144
...........................................................................................................................
            256,500  McKesson Corp.                                                                              9,593,100
...........................................................................................................................
             57,100  Oxford Health Plans, Inc. (NON)                                                             1,720,994
...........................................................................................................................
             31,254  Pharmaceutical Product
                     Development, Inc. (NON)                                                                     1,009,817
...........................................................................................................................
            707,400  UnitedHealth Group, Inc.                                                                   50,062,698
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               150,343,055
--------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.1%)
...........................................................................................................................
             21,600  Lennar Corp.                                                                                1,011,312
...........................................................................................................................
              5,000  NVR, Inc. (NON)                                                                             1,020,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,031,312
--------------------------------------------------------------------------------------------------------------------------
Insurance (0.8%)
...........................................................................................................................
            250,600  American International Group, Inc.                                                         19,897,640
...........................................................................................................................
             36,400  Brown & Brown, Inc.                                                                           993,720
...........................................................................................................................
             58,600  XL Capital, Ltd. Class A (Bermuda)                                                          5,353,696
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                26,245,056
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.0%)
...........................................................................................................................
             50,400  Federated Investors, Inc.                                                                   1,606,752
...........................................................................................................................
             87,000  Lehman Brothers Holdings, Inc.                                                              5,811,600
...........................................................................................................................
            400,500  Morgan Stanley, Dean Witter & Co.                                                          22,403,970
...........................................................................................................................
             31,300  T Rowe Price Group, Inc.                                                                    1,087,049
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                30,909,371
--------------------------------------------------------------------------------------------------------------------------
Leisure (1.0%)
...........................................................................................................................
            611,900  Harley-Davidson, Inc.                                                                      33,232,289
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.6%)
...........................................................................................................................
            683,400  Cendant Corp. (NON)                                                                        13,401,474
...........................................................................................................................
            148,230  Four Seasons Hotels, Inc. (Canada)                                                          6,931,235
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,332,709
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (--%)
...........................................................................................................................
             21,400  Roper Industries, Inc.                                                                      1,059,300
--------------------------------------------------------------------------------------------------------------------------
Media (7.2%)
...........................................................................................................................
            533,700  AOL Time Warner, Inc. (NON)                                                                17,131,770
...........................................................................................................................
          1,067,200  Clear Channel Communications, Inc. (NON) (SEG)                                             54,331,152
...........................................................................................................................
            410,000  Echostar Communications Corp. Class A (NON)                                                11,262,700
...........................................................................................................................
            394,900  Entercom Communications Corp. (NON)                                                        19,745,000
...........................................................................................................................
            770,880  Hispanic Broadcasting Corp. (NON)                                                          19,657,440
...........................................................................................................................
          2,705,718  Liberty Media Corp. Class A (NON)                                                          37,880,052
...........................................................................................................................
          1,057,800  Univision Communications, Inc. Class A (NON)                                               42,798,588
...........................................................................................................................
          1,050,200  Westwood One, Inc. (NON)                                                                   31,558,510
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               234,365,212
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (3.3%)
...........................................................................................................................
          1,243,500  Apogent Technologies, Inc. (NON)                                                           32,082,300
...........................................................................................................................
            172,500  Biomet, Inc.                                                                                5,330,250
...........................................................................................................................
            446,900  Cytyc Corp. (NON)                                                                          11,664,090
...........................................................................................................................
             18,000  DENTSPLY International, Inc.                                                                  903,600
...........................................................................................................................
             49,000  Guidant Corp. (NON)                                                                         2,440,200
...........................................................................................................................
            551,400  Medtronic, Inc.                                                                            28,237,194
...........................................................................................................................
             20,000  Stryker Corp.                                                                               1,167,400
...........................................................................................................................
            365,866  Sybron Dental Specialties, Inc. (NON)                                                       7,895,388
...........................................................................................................................
            540,900  Zimmer Holdings, Inc. (NON)                                                                16,519,086
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               106,239,508
--------------------------------------------------------------------------------------------------------------------------
Metals (0.1%)
...........................................................................................................................
            135,400  Freeport-McMoRan Copper & Gold, Inc.
                     Class A (NON)                                                                               1,746,660
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.6%)
...........................................................................................................................
            809,500  Dynegy, Inc. Class A                                                                       20,642,250
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.3%)
...........................................................................................................................
            273,700  Noble Drilling Corp. (NON)                                                                  9,316,748
...........................................................................................................................
             18,200  Ultramar Diamond Shamrock Corp.                                                               900,536
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,217,284
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (9.8%)
...........................................................................................................................
            477,200  Allergan, Inc.                                                                             35,813,860
...........................................................................................................................
            164,700  Andrx Group (NON)                                                                          11,596,527
...........................................................................................................................
            192,000  Bristol-Myers Squibb Co.                                                                    9,792,000
...........................................................................................................................
            405,100  Cephalon, Inc. (NON)                                                                       30,619,484
...........................................................................................................................
            236,100  Enzon, Inc. (NON)                                                                          13,287,708
...........................................................................................................................
             28,000  Forest Laboratories, Inc. (NON)                                                             2,294,600
...........................................................................................................................
            552,000  Johnson & Johnson                                                                          32,623,200
...........................................................................................................................
            750,500  King Pharmaceuticals, Inc. (NON)                                                           31,618,565
...........................................................................................................................
            320,000  Lilly (Eli) & Co.                                                                          25,132,800
...........................................................................................................................
            267,300  Medicis Pharmaceutical Corp. Class A (NON)                                                 17,264,907
...........................................................................................................................
             35,700  Mylan Laboratories, Inc.                                                                    1,338,750
...........................................................................................................................
          1,525,000  Pfizer, Inc.                                                                               60,771,250
...........................................................................................................................
            837,400  Schering-Plough Corp.                                                                      29,987,294
...........................................................................................................................
            480,400  Shire Pharmaceuticals Group PLC ADR
                     (United Kingdom) (NON)                                                                     17,582,640
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               319,723,585
--------------------------------------------------------------------------------------------------------------------------
Power Producers (0.7%)
...........................................................................................................................
          1,134,300  Mirant Corp. (NON)                                                                         18,171,486
...........................................................................................................................
            173,000  Reliant Resources, Inc. (NON)                                                               2,856,230
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                21,027,716
--------------------------------------------------------------------------------------------------------------------------
Restaurants (0.8%)
...........................................................................................................................
             32,400  Darden Restaurants, Inc.                                                                    1,146,960
...........................................................................................................................
          1,323,100  Starbucks Corp. (NON)                                                                      25,205,055
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                26,352,015
--------------------------------------------------------------------------------------------------------------------------
Retail (10.0%)
...........................................................................................................................
             31,100  Abercrombie & Fitch Co. Class A (NON)                                                         825,083
...........................................................................................................................
            391,300  AutoZone, Inc. (NON)                                                                       28,095,340
...........................................................................................................................
          2,092,900  Bed Bath & Beyond, Inc. (NON)                                                              70,949,310
...........................................................................................................................
            118,400  Best Buy Co., Inc. (NON)                                                                    8,818,432
...........................................................................................................................
          1,011,500  Dollar Tree Stores, Inc. (NON)                                                             31,265,465
...........................................................................................................................
            464,100  Family Dollar Stores, Inc.                                                                 13,913,718
...........................................................................................................................
             68,100  Gap, Inc. (The)                                                                               949,314
...........................................................................................................................
            824,526  Kohls Corp. (NON)                                                                          58,079,611
...........................................................................................................................
             86,000  Limited, Inc. (The)                                                                         1,265,920
...........................................................................................................................
            839,600  Lowe's Companies, Inc.                                                                     38,965,836
...........................................................................................................................
            116,100  Talbots, Inc. (The)                                                                         4,208,625
...........................................................................................................................
            393,300  TJX Companies, Inc. (The)                                                                  15,676,938
...........................................................................................................................
            702,700  Wal-Mart Stores, Inc.                                                                      40,440,385
...........................................................................................................................
            302,900  Whole Foods Market, Inc. (NON)                                                             13,194,324
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               326,648,301
--------------------------------------------------------------------------------------------------------------------------
Schools (0.7%)
...........................................................................................................................
            222,400  Apollo Group, Inc. Class A (NON)                                                           10,010,224
...........................................................................................................................
            469,300  SmartForce PLC ADR (Ireland) (NON)                                                         11,615,175
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                21,625,399
--------------------------------------------------------------------------------------------------------------------------
Software (7.2%)
...........................................................................................................................
             24,257  Activision, Inc. (NON)                                                                        630,925
...........................................................................................................................
            548,100  Amdocs, Ltd. (Guernsey) (NON)                                                              18,618,957
...........................................................................................................................
             51,500  Cadence Design Systems, Inc. (NON)                                                          1,128,880
...........................................................................................................................
             54,302  Computer Associates International, Inc.                                                     1,872,876
...........................................................................................................................
            452,000  Electronic Arts, Inc. (NON)                                                                27,097,400
...........................................................................................................................
            287,800  Internet Security Systems, Inc. (NON)                                                       9,226,868
...........................................................................................................................
             21,000  Intuit, Inc. (NON)                                                                            898,380
...........................................................................................................................
             33,600  Mercury Interactive Corp. (NON)                                                             1,141,728
...........................................................................................................................
          1,193,900  Microsoft Corp. (NON)                                                                      79,095,875
...........................................................................................................................
            375,700  Network Associates, Inc. (NON)                                                              9,711,845
...........................................................................................................................
            262,700  Novell, Inc. (NON)                                                                          1,205,793
...........................................................................................................................
          1,839,100  Parametric Technology Corp. (NON)                                                          14,363,371
...........................................................................................................................
             33,300  PeopleSoft, Inc. (NON)                                                                      1,338,660
...........................................................................................................................
            488,900  Peregrine Systems, Inc. (NON)                                                               7,250,387
...........................................................................................................................
             19,300  Siebel Systems, Inc. (NON)                                                                    540,014
...........................................................................................................................
             88,400  Symantec Corp. (NON)                                                                        5,863,572
...........................................................................................................................
          1,086,700  VERITAS Software Corp. (NON)                                                               48,716,761
...........................................................................................................................
            288,300  webMethods, Inc. (NON)                                                                      4,831,908
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               233,534,200
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (2.0%)
...........................................................................................................................
            322,500  CenturyTel, Inc.                                                                           10,578,000
...........................................................................................................................
            395,300  Earthlink, Inc. (NON)                                                                       4,810,801
...........................................................................................................................
            286,400  SBA Communications Corp. (NON)                                                              3,728,928
...........................................................................................................................
            568,400  Sprint Corp. (PCS Group) (NON)                                                             13,874,642
...........................................................................................................................
            712,900  Time Warner Telecom, Inc. Class A (NON)                                                    12,611,201
...........................................................................................................................
            301,800  Triton PCS Holdings, Inc. Class A (NON)                                                     8,857,830
...........................................................................................................................
             12,000  United States Cellular Corp. (NON)                                                            543,000
...........................................................................................................................
            382,000  Western Wireless Corp. Class A (NON)                                                       10,791,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                65,795,902
--------------------------------------------------------------------------------------------------------------------------
Tobacco (0.8%)
...........................................................................................................................
            580,700  Philip Morris Companies, Inc.                                                              26,625,095
--------------------------------------------------------------------------------------------------------------------------
Transaction Processing (0.1%)
...........................................................................................................................
             44,184  NDCHealth Corp.                                                                             1,526,557
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $3,200,919,528)                                                                  $3,186,284,666
--------------------------------------------------------------------------------------------------------------------------
UNITS (0.4%)(a) (NON)
--------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                      Value
...........................................................................................................................
            196,400  Lehman Brothers Holdings, Inc. 144A
                     Structured Warrants (issued by Lehman
                     Brothers Finance S.A.) expiration 9/3/02                                                  $13,133,268
...........................................................................................................................
             28,700  VeriSign, Inc. 144A Structured Warrants
                     (issued by Salomon Smith Barney
                     Holdings, Inc.) expiration 4/8/02                                                           1,034,793
--------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $14,090,200)                                                                        $14,168,061
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.0%)(a)(cost $65,430,000)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
...........................................................................................................................
        $65,430,000  Interest in $750,000,000 joint tri-party
                     repurchase agreement dated
                     December 31, 2001 with S.B.C.
                     Warburg, Inc. due January 2, 2002
                     with respect to various U.S.
                     Government obligations-- maturity
                     value of $65,436,543 for an effective
                     yield of 1.80%                                                                            $65,430,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $3,280,439,728) (b)                                                              $3,265,882,727
--------------------------------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 2001
--------------------------------------------------------------------------------------------------------------------------


                              Aggregate    Expiration      Unrealized
                Total Value  Face Value      Date         Appreciation
..........................................................................
S&P 500 Index
(Long)           $6,033,300  $5,970,749     Mar-02           $62,551
-------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT New Value Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (96.0%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (2.8%)
...........................................................................................................................
            153,900  Boeing Co.                                                                                 $5,968,242
...........................................................................................................................
            128,100  Lockheed Martin Corp.                                                                       5,978,427
...........................................................................................................................
            180,700  Rockwell Collins, Inc.                                                                      3,523,650
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,470,319
--------------------------------------------------------------------------------------------------------------------------
Automotive (1.5%)
...........................................................................................................................
            218,800  Lear Corp. (NON)                                                                            8,345,032
--------------------------------------------------------------------------------------------------------------------------
Banking (9.5%)
...........................................................................................................................
            176,200  Bank of America Corp.                                                                      11,091,790
...........................................................................................................................
            247,540  Charter One Financial, Inc.                                                                 6,720,711
...........................................................................................................................
            109,100  Comerica, Inc.                                                                              6,251,430
...........................................................................................................................
             93,400  M&T Bank Corp.                                                                              6,804,190
...........................................................................................................................
            524,800  Sovereign Bancorp, Inc.                                                                     6,423,552
...........................................................................................................................
            699,900  U.S. Bancorp                                                                               14,648,907
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                51,940,580
--------------------------------------------------------------------------------------------------------------------------
Beverage (2.4%)
...........................................................................................................................
             49,800  Adolf Coors Co. Class B                                                                     2,659,320
...........................................................................................................................
            143,800  Fortune Brands, Inc.                                                                        5,693,042
...........................................................................................................................
            210,400  Pepsi Bottling Group, Inc. (The)                                                            4,944,400
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,296,762
--------------------------------------------------------------------------------------------------------------------------
Chemicals (2.8%)
...........................................................................................................................
            194,700  Avery Dennison Corp.                                                                       11,006,391
...........................................................................................................................
            405,000  Hercules, Inc. (NON)                                                                        4,050,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,056,391
--------------------------------------------------------------------------------------------------------------------------
Coal (1.3%)
...........................................................................................................................
            222,100  Arch Coal, Inc.                                                                             5,041,670
...........................................................................................................................
             69,900  Peabody Energy Corp.                                                                        1,970,481
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,012,151
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.8%)
...........................................................................................................................
            848,200  Service Corp. International (NON)                                                           4,232,518
--------------------------------------------------------------------------------------------------------------------------
Computers (2.6%)
...........................................................................................................................
            636,700  Compaq Computer Corp.                                                                       6,214,192
...........................................................................................................................
            379,300  Hewlett-Packard Co.                                                                         7,790,822
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,005,014
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (4.6%)
...........................................................................................................................
              5,750  Berkshire Hathaway, Inc. Class B (NON)                                                     14,518,750
...........................................................................................................................
            183,000  Tyco International, Ltd. (Bermuda)                                                         10,778,700
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                25,297,450
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.2%)
...........................................................................................................................
            232,200  Providian Financial Corp.                                                                     824,310
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (6.2%)
...........................................................................................................................
            345,200  Edison International (NON)                                                                  5,212,520
...........................................................................................................................
            139,900  Entergy Corp.                                                                               5,471,489
...........................................................................................................................
            136,500  FirstEnergy Corp.                                                                           4,774,770
...........................................................................................................................
            289,800  Northeast Utilities                                                                         5,109,174
...........................................................................................................................
            167,900  Progress Energy, Inc.                                                                       7,560,537
...........................................................................................................................
            209,800  Reliant Energy, Inc.                                                                        5,563,896
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                33,692,386
--------------------------------------------------------------------------------------------------------------------------
Electronics (1.3%)
...........................................................................................................................
            457,700  Motorola, Inc.                                                                              6,874,654
--------------------------------------------------------------------------------------------------------------------------
Energy (1.3%)
...........................................................................................................................
            209,800  Transocean Sedco Forex, Inc.                                                                7,095,436
--------------------------------------------------------------------------------------------------------------------------
Financial (4.2%)
...........................................................................................................................
            456,000  Citigroup, Inc.                                                                            23,018,880
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.2%)
...........................................................................................................................
            128,100  CIGNA Corp.                                                                                11,868,465
--------------------------------------------------------------------------------------------------------------------------
Insurance (2.7%)
...........................................................................................................................
            266,000  ACE, Ltd. (Bermuda)                                                                        10,679,900
...........................................................................................................................
             42,000  XL Capital, Ltd. Class A (Bermuda)                                                          3,837,120
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,517,020
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (6.3%)
...........................................................................................................................
             88,400  Bear Stearns Companies, Inc. (The)                                                          5,183,776
...........................................................................................................................
            259,600  JPMorgan Chase & Co.                                                                        9,436,460
...........................................................................................................................
            119,200  Lehman Brothers Holdings, Inc.                                                              7,962,560
...........................................................................................................................
            211,500  Morgan Stanley Dean Witter & Co.                                                           11,831,310
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                34,414,106
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.5%)
...........................................................................................................................
            167,900  Royal Caribbean Cruises, Ltd.                                                               2,719,980
--------------------------------------------------------------------------------------------------------------------------
Media (1.5%)
...........................................................................................................................
            599,200  Liberty Media Corp. Class A (NON)                                                           8,388,800
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (1.7%)
...........................................................................................................................
            241,100  Dynegy, Inc. Class A                                                                        6,148,050
...........................................................................................................................
             67,100  El Paso Corp.                                                                               2,993,331
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,141,381
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.7%)
...........................................................................................................................
            371,000  Conoco, Inc.                                                                               10,499,300
...........................................................................................................................
             47,600  Murphy Oil Corp.                                                                            4,000,304
...........................................................................................................................
            327,000  Royal Dutch Petroleum Co. PLC ADR
                     (Netherlands)                                                                              16,029,540
...........................................................................................................................
            169,500  Unocal Corp.                                                                                6,113,865
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                36,643,009
--------------------------------------------------------------------------------------------------------------------------
Packaging (1.3%)
...........................................................................................................................
            720,000  Owens-Illinois, Inc. (NON)                                                                  7,192,800
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (2.5%)
...........................................................................................................................
            215,400  Boise Cascade Corp.                                                                         7,325,754
...........................................................................................................................
            391,700  Smurfit-Stone Container Corp. (NON)                                                         6,255,449
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,581,203
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (2.7%)
...........................................................................................................................
            178,500  Merck & Company, Inc.                                                                      10,495,800
...........................................................................................................................
            114,000  Schering-Plough Corp.                                                                       4,082,340
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,578,140
--------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (2.4%)
...........................................................................................................................
          1,270,100  Xerox Corp.                                                                                13,234,442
--------------------------------------------------------------------------------------------------------------------------
Railroads (2.8%)
...........................................................................................................................
            352,500  Norfolk Southern Corp.                                                                      6,461,325
...........................................................................................................................
            151,600  Union Pacific Corp.                                                                         8,641,200
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,102,525
--------------------------------------------------------------------------------------------------------------------------
Real Estate (1.8%)
...........................................................................................................................
            133,700  Boston Properties, Inc. (R)                                                                 5,080,600
...........................................................................................................................
            161,100  Equity Residential Properties Trust (R)                                                     4,625,181
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,705,781
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.5%)
...........................................................................................................................
            340,700  SBC Communications, Inc. (SEG)                                                             13,345,219
--------------------------------------------------------------------------------------------------------------------------
Restaurants (0.9%)
...........................................................................................................................
            141,000  Darden Restaurants, Inc.                                                                    4,991,400
--------------------------------------------------------------------------------------------------------------------------
Retail (6.9%)
...........................................................................................................................
            151,000  Circuit City Stores-Circuit City Group                                                      3,918,450
...........................................................................................................................
            139,900  Federated Department Stores, Inc. (NON)                                                     5,721,910
...........................................................................................................................
            335,700  J.C. Penney Co., Inc.                                                                       9,030,330
...........................................................................................................................
            383,800  Limited, Inc. (The)                                                                         5,649,536
...........................................................................................................................
            976,000  Rite Aid Corp. (NON)                                                                        4,938,560
...........................................................................................................................
            439,200  Staples, Inc. (NON)                                                                         8,213,040
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                37,471,826
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (4.1%)
...........................................................................................................................
             84,500  ALLTEL Corp.                                                                                5,216,185
...........................................................................................................................
            604,300  Qwest Communications International, Inc.                                                    8,538,759
...........................................................................................................................
            439,200  Sprint Corp. (FON Group)                                                                    8,819,136
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                22,574,080
--------------------------------------------------------------------------------------------------------------------------
Tobacco (2.8%)
...........................................................................................................................
            327,300  Philip Morris Companies, Inc.                                                              15,006,705
--------------------------------------------------------------------------------------------------------------------------
Waste Management (2.2%)
...........................................................................................................................
            411,100  Republic Services, Inc. (NON)                                                               8,209,667
...........................................................................................................................
            126,000  Waste Management, Inc.                                                                      4,020,660
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,230,327
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $493,068,090)                                                                      $522,869,092
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (1.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $1,000,000  Providian Financial Corp. cv. sr. notes
                     3 1/4s, 2005                                                                                 $430,000
...........................................................................................................................
          2,060,000  Service Corp. International cv. sub. notes
                     6 3/4s, 2008                                                                                2,106,968
...........................................................................................................................
          7,400,000  Xerox Corp. cv. sub. deb. 0.57s, 2018                                                       3,912,750
--------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $5,375,285)                                                                          $6,449,718
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
             15,000  Boise Cascade Corp. $3.75 cv. pfd.                                                           $816,750
...........................................................................................................................
             25,000  Xerox Corp. 144A $3.75 cv. pfd.                                                             1,724,750
--------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $2,054,310)                                                                          $2,541,500
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  (4.7%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
...........................................................................................................................
         $9,972,402  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from
                     January 2, 2002 to February 28, 2002 (d)                                                   $9,959,540
...........................................................................................................................
         15,584,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $15,585,558 for an effective yield
                     of 1.80%                                                                                   15,584,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $25,543,540)                                                                        $25,543,540
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $526,041,225) (b)                                                                  $557,403,850
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT OTC & Emerging Growth Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (97.7%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (1.0%)
...........................................................................................................................
             18,500  Aeroflex, Inc. (NON)                                                                         $350,205
...........................................................................................................................
             13,400  L-3 Communications Holdings, Inc. (NON)                                                     1,206,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,556,205
--------------------------------------------------------------------------------------------------------------------------
Airlines (0.4%)
...........................................................................................................................
             31,300  Southwest Airlines Co.                                                                        578,424
--------------------------------------------------------------------------------------------------------------------------
Automotive (0.2%)
...........................................................................................................................
             14,700  Gentex Corp. (NON)                                                                            392,931
--------------------------------------------------------------------------------------------------------------------------
Banking (1.4%)
...........................................................................................................................
             17,800  Greater Bay Bancorp                                                                           508,724
...........................................................................................................................
              6,400  North Fork Bancorporation, Inc.                                                               204,736
...........................................................................................................................
             27,800  TCF Financial Corp.                                                                         1,333,844
...........................................................................................................................
              3,900  Zions Bancorporation                                                                          205,062
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,252,366
--------------------------------------------------------------------------------------------------------------------------
Biotechnology (6.5%)
...........................................................................................................................
              6,300  Genzyme Corp. (NON)                                                                           377,118
...........................................................................................................................
             18,800  Gilead Sciences, Inc. (NON)                                                                 1,235,536
...........................................................................................................................
             14,500  IDEC Pharmaceuticals Corp. (NON)                                                              999,485
...........................................................................................................................
             32,500  ILEX Oncology, Inc. (NON)                                                                     878,800
...........................................................................................................................
             30,400  InterMune, Inc. (NON)                                                                       1,497,504
...........................................................................................................................
             49,980  Invitrogen Corp. (NON)                                                                      3,095,261
...........................................................................................................................
             47,100  Ligand Pharmaceuticals, Inc. Class B (NON)                                                    843,090
...........................................................................................................................
             22,840  QIAGEN NV (Netherlands) (NON)                                                                 423,910
...........................................................................................................................
             48,400  Scios, Inc. (NON)                                                                           1,150,468
...........................................................................................................................
              4,100  Trimeris, Inc. (NON)                                                                          184,377
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,685,549
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (4.3%)
...........................................................................................................................
             43,990  CDW Computer Centers, Inc. (NON)                                                            2,362,703
...........................................................................................................................
             21,500  Corporate Executive Board Co. (The) (NON)                                                     789,050
...........................................................................................................................
             25,100  eBay, Inc. (NON)                                                                            1,679,190
...........................................................................................................................
             61,800  Exult, Inc. (NON)                                                                             991,890
...........................................................................................................................
              4,900  Macrovision Corp. (NON)                                                                       172,578
...........................................................................................................................
             13,200  Maximus, Inc. (NON)                                                                           555,192
...........................................................................................................................
             12,900  Weight Watchers International, Inc. (NON)                                                     436,278
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,986,881
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.1%)
...........................................................................................................................
             34,200  Extreme Networks, Inc. (NON)                                                                  441,180
...........................................................................................................................
             24,750  Juniper Networks, Inc. (NON)                                                                  469,013
...........................................................................................................................
             26,100  Riverstone Networks, Inc. (NON)                                                               433,260
...........................................................................................................................
             99,900  Sonus Networks, Inc. (NON)                                                                    461,538
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,804,991
--------------------------------------------------------------------------------------------------------------------------
Computer Hardware (5.7%)
...........................................................................................................................
             34,290  Brocade Communications Systems, Inc. (NON)                                                  1,135,685
...........................................................................................................................
             77,960  Emulex Corp. (NON)                                                                          3,080,200
...........................................................................................................................
             92,200  McDATA Corp. Class A (NON)                                                                  2,258,900
...........................................................................................................................
             12,500  Network Appliance, Inc. (NON)                                                                 273,375
...........................................................................................................................
             57,153  QLogic Corp. (NON)                                                                          2,543,880
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,292,040
--------------------------------------------------------------------------------------------------------------------------
Computer Services (0.8%)
...........................................................................................................................
              8,000  BISYS Group, Inc. (The) (NON)                                                                 511,920
...........................................................................................................................
                500  Jack Henry & Associates, Inc.                                                                  10,920
...........................................................................................................................
             18,540  VeriSign, Inc. (NON)                                                                          705,262
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,228,102
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.1%)
...........................................................................................................................
             29,300  AmeriCredit Corp. (NON)                                                                       924,415
...........................................................................................................................
             37,100  Metris Companies, Inc.                                                                        953,841
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,878,256
--------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.8%)
...........................................................................................................................
             31,580  TMP Worldwide, Inc. (NON)                                                                   1,354,782
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.1%)
...........................................................................................................................
             14,700  Power-One, Inc.(NON)                                                                          153,027
--------------------------------------------------------------------------------------------------------------------------
Electronics  (16.5%)
...........................................................................................................................
             38,770  Alpha Industries, Inc. (NON)                                                                  845,186
...........................................................................................................................
             59,090  Applied Micro Circuits Corp. (NON)                                                            668,899
...........................................................................................................................
              5,400  Broadcom Corp. Class A (NON)                                                                  220,698
...........................................................................................................................
             38,090  Celestica, Inc. (Canada) (NON)                                                              1,538,455
...........................................................................................................................
             64,800  Centillium Communications, Inc. (NON)                                                         509,328
...........................................................................................................................
             23,400  Credence Systems Corp. (NON)                                                                  434,538
...........................................................................................................................
             69,770  DDi Corp. (NON)                                                                               686,537
...........................................................................................................................
             15,800  Emcore Corp. (NON)                                                                            212,510
...........................................................................................................................
             59,300  Exar Corp. (NON)                                                                            1,236,405
...........................................................................................................................
            138,720  Finisar Corp. (NON)                                                                         1,410,782
...........................................................................................................................
             35,500  Flextronics International, Ltd. (Singapore) (NON)                                             851,645
...........................................................................................................................
              7,500  Integrated Circuit Systems, Inc. (NON)                                                        169,425
...........................................................................................................................
             66,290  Integrated Device Technology, Inc. (NON)                                                    1,762,651
...........................................................................................................................
              8,400  Intersil Corp. Class A (NON)                                                                  270,900
...........................................................................................................................
             40,280  Jabil Circuit, Inc. (NON)                                                                     915,162
...........................................................................................................................
             23,190  KLA-Tencor Corp. (NON)                                                                      1,149,296
...........................................................................................................................
             59,180  LAM Research Corp. (NON)                                                                    1,374,160
...........................................................................................................................
             34,700  LTX Corp. (NON)                                                                               726,618
...........................................................................................................................
            100,840  Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                             3,612,087
...........................................................................................................................
             38,890  Novellus Systems, Inc. (NON)                                                                1,534,211
...........................................................................................................................
             48,100  PMC - Sierra, Inc. (NON)                                                                    1,022,606
...........................................................................................................................
             12,500  Plexus Corp. (NON)                                                                            332,000
...........................................................................................................................
             54,600  RF Micro Devices, Inc. (NON)                                                                1,049,958
...........................................................................................................................
             33,800  Sanmina Corp. (NON)                                                                           672,620
...........................................................................................................................
             28,400  Semtech Corp. (NON)                                                                         1,013,596
...........................................................................................................................
             58,050  Silicon Laboratories, Inc. (NON)                                                            1,956,866
...........................................................................................................................
             15,100  Varian Semiconductor Equipment (NON)                                                          522,309
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                26,699,448
--------------------------------------------------------------------------------------------------------------------------
Energy (2.5%)
...........................................................................................................................
             32,300  BJ Services Co. (NON)                                                                       1,048,135
...........................................................................................................................
             31,200  ENSCO International, Inc.                                                                     775,320
...........................................................................................................................
             26,600  GlobalSantaFe Corp.                                                                           758,632
...........................................................................................................................
             30,400  Nabors Industries, Inc. (NON)                                                               1,043,632
...........................................................................................................................
             18,000  National-Oilwell, Inc. (NON)                                                                  370,980
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,996,699
--------------------------------------------------------------------------------------------------------------------------
Financial (0.1%)
...........................................................................................................................
              6,000  Moody's Corp.                                                                                 239,160
--------------------------------------------------------------------------------------------------------------------------
Food (0.6%)
...........................................................................................................................
             21,980  Krispy Kreme Doughnuts, Inc. (NON)                                                            971,516
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (6.6%)
...........................................................................................................................
             40,800  Accredo Health, Inc. (NON)                                                                  1,619,760
...........................................................................................................................
             49,500  AdvancePCS (NON)                                                                            1,452,825
...........................................................................................................................
              1,300  Anthem, Inc. (NON)                                                                             64,350
...........................................................................................................................
            129,200  Caremark Rx, Inc. (NON)                                                                     2,107,252
...........................................................................................................................
             40,070  Community Health Systems, Inc. (NON)                                                        1,021,785
...........................................................................................................................
              5,700  Henry Schein, Inc. (NON)                                                                      211,071
...........................................................................................................................
             15,490  LifePoint Hospitals, Inc. (NON)                                                               527,280
...........................................................................................................................
             25,800  Orthodontic Centers of America, Inc. (NON)                                                    786,900
...........................................................................................................................
             32,100  Pediatrix Medical Group, Inc. (NON)                                                         1,088,832
...........................................................................................................................
             37,980  Pharmaceutical Product
                     Development, Inc. (NON)                                                                     1,227,134
...........................................................................................................................
             15,100  Province Healthcare Co. (NON)                                                                 465,986
...........................................................................................................................
              2,700  Quest Diagnostics, Inc. (NON)                                                                 193,617
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,766,792
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.8%)
...........................................................................................................................
             14,300  BlackRock, Inc. (NON)                                                                         596,310
...........................................................................................................................
             14,900  Eaton Vance Corp.                                                                             529,695
...........................................................................................................................
             26,800  Federated Investors, Inc.                                                                     854,384
...........................................................................................................................
             29,300  T Rowe Price Group, Inc.                                                                    1,017,589
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,997,978
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.3%)
...........................................................................................................................
             76,900  Extended Stay America, Inc. (NON)                                                           1,261,160
...........................................................................................................................
             18,590  Four Seasons Hotels, Inc. (Canada)                                                            869,268
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,130,428
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.6%)
...........................................................................................................................
             10,900  Roper Industries, Inc.                                                                        539,550
...........................................................................................................................
             19,300  Shaw Group, Inc. (NON)                                                                        453,550
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   993,100
--------------------------------------------------------------------------------------------------------------------------
Media (8.1%)
...........................................................................................................................
             24,300  Echostar Communications Corp. Class A (NON)                                                   667,521
...........................................................................................................................
             27,190  Entercom Communications Corp. (NON)                                                         1,359,500
...........................................................................................................................
             82,170  Hispanic Broadcasting Corp. (NON)                                                           2,095,335
...........................................................................................................................
             85,770  Lamar Advertising Co. (NON)                                                                 3,631,502
...........................................................................................................................
             73,700  Radio One, Inc. Class D (NON)                                                               1,327,337
...........................................................................................................................
             66,770  Univision Communications, Inc. (NON)                                                        2,701,514
...........................................................................................................................
             43,100  Westwood One, Inc. (NON)                                                                    1,295,155
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,077,864
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (4.3%)
...........................................................................................................................
             35,700  Apogent Technologies, Inc. (NON)                                                              921,060
...........................................................................................................................
             40,190  Charles River Laboratories
                     International, Inc. (NON)                                                                   1,345,561
...........................................................................................................................
             89,460  Cytyc Corp. (NON)                                                                           2,334,906
...........................................................................................................................
              6,000  Haemonetics Corp. (NON)                                                                       203,520
...........................................................................................................................
              5,600  Respironics, Inc. (NON)                                                                       193,984
...........................................................................................................................
             10,500  Varian Medical Systems, Inc. (NON)                                                            748,230
...........................................................................................................................
             38,000  Zimmer Holdings, Inc. (NON)                                                                 1,160,520
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,907,781
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (5.0%)
...........................................................................................................................
             17,900  Andrx Group (NON)                                                                           1,260,339
...........................................................................................................................
             11,790  Cephalon, Inc. (NON)                                                                          891,147
...........................................................................................................................
             16,790  Enzon, Inc. (NON)                                                                             944,941
...........................................................................................................................
             34,037  King Pharmaceuticals, Inc. (NON)                                                            1,433,979
...........................................................................................................................
             27,000  Medicis Pharmaceutical Corp. Class A (NON)                                                  1,743,930
...........................................................................................................................
             49,620  Shire Pharmaceuticals Group PLC ADR
                     (United Kingdom) (NON)                                                                      1,816,092
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,090,428
--------------------------------------------------------------------------------------------------------------------------
Restaurants (0.2%)
...........................................................................................................................
              7,500  Applebee's International, Inc.                                                                256,500
--------------------------------------------------------------------------------------------------------------------------
Retail (11.1%)
...........................................................................................................................
              6,500  99 Cents Only Stores (NON)                                                                    247,650
...........................................................................................................................
             11,820  American Eagle Outfitters, Inc. (NON)                                                         309,329
...........................................................................................................................
             24,200  AutoZone, Inc. (NON)                                                                        1,737,560
...........................................................................................................................
             19,290  Barnes & Noble, Inc. (NON)                                                                    570,984
...........................................................................................................................
             70,470  Bed Bath & Beyond, Inc. (NON)                                                               2,388,933
...........................................................................................................................
             23,700  Chico's FAS, Inc. (NON)                                                                       940,890
...........................................................................................................................
             24,700  Circuit City Stores-Circuit City Group                                                        640,965
...........................................................................................................................
             42,580  Coach, Inc. (NON)                                                                           1,659,768
...........................................................................................................................
             47,458  Columbia Sportswear Co. (NON)                                                               1,580,351
...........................................................................................................................
             81,180  Dollar Tree Stores, Inc. (NON)                                                              2,509,274
...........................................................................................................................
             38,500  Family Dollar Stores, Inc.                                                                  1,154,230
...........................................................................................................................
              8,400  Hot Topic, Inc. (NON)                                                                         263,676
...........................................................................................................................
              5,800  Jones Apparel Group, Inc. (NON)                                                               192,386
...........................................................................................................................
             40,900  O'Reilly Automotive, Inc. (NON)                                                             1,491,623
...........................................................................................................................
             30,800  Staples, Inc. (NON)                                                                           575,960
...........................................................................................................................
             11,700  Tiffany & Co.                                                                                 368,199
...........................................................................................................................
             51,300  Too, Inc. (NON)                                                                             1,410,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                18,042,528
--------------------------------------------------------------------------------------------------------------------------
Schools (3.6%)
...........................................................................................................................
             16,990  Apollo Group, Inc. Class A (NON)                                                              764,720
...........................................................................................................................
             68,480  Career Education Corp. (NON)                                                                2,347,494
...........................................................................................................................
            107,260  SmartForce PLC ADR (Ireland) (NON)                                                          2,654,685
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,766,899
--------------------------------------------------------------------------------------------------------------------------
Software (8.7%)
...........................................................................................................................
              7,850  Activision, Inc. (NON)                                                                        204,179
...........................................................................................................................
             16,290  Electronic Arts, Inc. (NON)                                                                   976,586
...........................................................................................................................
            124,289  Informatica Corp. (NON)                                                                     1,803,433
...........................................................................................................................
             23,300  Internet Security Systems, Inc. (NON)                                                         746,998
...........................................................................................................................
             62,350  Interwoven, Inc. (NON)                                                                        607,289
...........................................................................................................................
             20,600  Intuit, Inc. (NON)                                                                            881,268
...........................................................................................................................
            100,740  Manugistics Group, Inc. (NON)                                                               2,123,599
...........................................................................................................................
             29,580  Netegrity, Inc. (NON)                                                                         572,669
...........................................................................................................................
             10,000  NETIQ Corp. (NON)                                                                             352,600
...........................................................................................................................
             35,600  Network Associates, Inc. (NON)                                                                920,260
...........................................................................................................................
            103,850  Peregrine Systems, Inc. (NON)                                                               1,540,096
...........................................................................................................................
             26,500  Quest Software, Inc. (NON)                                                                    585,915
...........................................................................................................................
             16,600  TIBCO Software, Inc. (NON)                                                                    247,838
...........................................................................................................................
             20,600  VERITAS Software Corp. (NON)                                                                  923,498
...........................................................................................................................
            100,450  webMethods, Inc. (NON)                                                                      1,683,542
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,169,770
--------------------------------------------------------------------------------------------------------------------------
Staffing (0.2%)
...........................................................................................................................
              6,800  AMN Healthcare Services, Inc. (NON)                                                           186,320
--------------------------------------------------------------------------------------------------------------------------
Technology Services (0.6%)
...........................................................................................................................
             10,400  Concurrent Computer Corp. (NON)                                                               154,440
...........................................................................................................................
             52,690  KPMG Consulting, Inc. (NON)                                                                   873,073
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,027,513
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (2.5%)
...........................................................................................................................
              9,400  Airgate PCS, Inc. (NON)                                                                       428,170
...........................................................................................................................
             21,000  CenturyTel, Inc.                                                                              688,800
...........................................................................................................................
              8,000  Leap Wireless International, Inc. (NON)                                                       167,760
...........................................................................................................................
             81,070  Time Warner Telecom, Inc. Class A (NON) (SEG)                                               1,434,128
...........................................................................................................................
             24,490  Triton PCS Holdings, Inc. Class A (NON)                                                       718,782
...........................................................................................................................
             20,390  Western Wireless Corp. Class A (NON)                                                          576,018
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,013,658
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $163,327,075)                                                                      $158,497,936
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.4%)(a)(cost $7,152,000)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
...........................................................................................................................
         $7,152,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002 with
                     respect to various U.S. Government
                     obligations-- maturity value of
                     $7,152,715 for an effective yield
                     of 1.80%                                                                                   $7,152,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $170,479,075) (b)                                                                  $165,649,936
--------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2001
-----------------------------------------------------------------------------
                                      Aggregate     Expiration    Unrealized
                        Total Value   Face Value       Date      Appreciation
..............................................................................
S&P 500 Index (Long)      $574,600    $563,196        Mar-02       $11,404
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Research Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (98.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Advertising and Marketing Services (1.2%)
...........................................................................................................................
            123,189  Interpublic Group of Companies, Inc.                                                       $3,639,003
--------------------------------------------------------------------------------------------------------------------------
Airlines (0.4%)
...........................................................................................................................
             65,500  Southwest Airlines Co.                                                                      1,210,440
--------------------------------------------------------------------------------------------------------------------------
Banking (8.3%)
...........................................................................................................................
             49,726  Bank of America Corp.                                                                       3,130,252
...........................................................................................................................
            107,200  Bank of New York Company, Inc. (The)                                                        4,373,760
...........................................................................................................................
             68,600  Charter One Financial, Inc.                                                                 1,862,490
...........................................................................................................................
             52,000  Comerica, Inc.                                                                              2,979,600
...........................................................................................................................
            302,301  U.S. Bancorp                                                                                6,327,160
...........................................................................................................................
            120,100  Wells Fargo & Co.                                                                           5,218,345
...........................................................................................................................
             47,200  Zions Bancorporation                                                                        2,481,776
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                26,373,383
--------------------------------------------------------------------------------------------------------------------------
Beverage (1.2%)
...........................................................................................................................
            194,800  Coca-Cola Enterprises, Inc.                                                                 3,689,512
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.5%)
...........................................................................................................................
            121,290  Clear Channel Communications, Inc. (NON)                                                    6,174,874
...........................................................................................................................
             66,100  Echostar Communications Corp. Class A (NON)                                                 1,815,767
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,990,641
--------------------------------------------------------------------------------------------------------------------------
Cable Television (0.5%)
...........................................................................................................................
             88,600  Charter Communications, Inc. Class A (NON)                                                  1,455,698
--------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.6%)
...........................................................................................................................
             23,600  Eaton Corp.                                                                                 1,756,076
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.1%)
...........................................................................................................................
             99,400  Avaya, Inc. (NON)                                                                           1,207,710
...........................................................................................................................
            129,600  Cisco Systems, Inc. (NON)                                                                   2,347,056
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,554,766
--------------------------------------------------------------------------------------------------------------------------
Computers (2.6%)
...........................................................................................................................
            299,800  Compaq Computer Corp.                                                                       2,926,048
...........................................................................................................................
            264,700  Hewlett-Packard Co.                                                                         5,436,938
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,362,986
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (8.1%)
...........................................................................................................................
            308,800  General Electric Co.                                                                       12,376,704
...........................................................................................................................
            227,000  Tyco International, Ltd. (Bermuda)                                                         13,370,300
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                25,747,004
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.4%)
...........................................................................................................................
            130,000  MBNA Corp.                                                                                  4,576,000
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.4%)
...........................................................................................................................
             74,100  Kimberly-Clark Corp.                                                                        4,431,180
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (3.7%)
...........................................................................................................................
            254,900  Edison International (NON)                                                                  3,848,990
...........................................................................................................................
            214,800  PG&E Corp.                                                                                  4,132,752
...........................................................................................................................
            142,900  Reliant Energy, Inc.                                                                        3,789,708
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                11,771,450
--------------------------------------------------------------------------------------------------------------------------
Electronics (6.2%)
...........................................................................................................................
            163,500  Agere Systems, Inc. Class A (NON)                                                             930,315
...........................................................................................................................
             94,800  Broadcom Corp. Class A (NON)                                                                3,874,476
...........................................................................................................................
             82,300  Celestica, Inc. (Canada) (NON)                                                              3,324,097
...........................................................................................................................
            145,600  Flextronics International, Ltd.
                     (Singapore) (NON)                                                                           3,492,944
...........................................................................................................................
            344,100  Motorola, Inc.                                                                              5,168,382
...........................................................................................................................
            115,100  PMC - Sierra, Inc. (NON)                                                                    2,447,026
...........................................................................................................................
             43,000  Solectron Corp. (NON)                                                                         485,040
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                19,722,280
--------------------------------------------------------------------------------------------------------------------------
Energy (0.7%)
...........................................................................................................................
             26,600  Baker Hughes, Inc.                                                                            970,102
...........................................................................................................................
             47,500  GlobalSantaFe Corp.                                                                         1,354,700
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,324,802
--------------------------------------------------------------------------------------------------------------------------
Entertainment (1.9%)
...........................................................................................................................
            133,417  Viacom, Inc. Class B (NON)                                                                  5,890,361
--------------------------------------------------------------------------------------------------------------------------
Financial (4.1%)
...........................................................................................................................
            260,400  Citigroup, Inc. (SEG)                                                                      13,144,992
--------------------------------------------------------------------------------------------------------------------------
Food (2.6%)
...........................................................................................................................
             73,500  General Mills, Inc.                                                                         3,822,735
...........................................................................................................................
            125,100  Kraft Foods, Inc. Class A                                                                   4,257,153
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,079,888
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (1.9%)
...........................................................................................................................
             23,200  AmerisourceBergen Corp.                                                                     1,474,360
...........................................................................................................................
             10,600  CIGNA Corp.                                                                                   982,090
...........................................................................................................................
             96,700  HCA, Inc.                                                                                   3,726,818
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,183,268
--------------------------------------------------------------------------------------------------------------------------
Insurance (1.3%)
...........................................................................................................................
             68,300  ACE, Ltd. (Bermuda)                                                                         2,742,245
...........................................................................................................................
             18,800  Chubb Corp. (The)                                                                           1,297,200
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,039,445
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.4%)
...........................................................................................................................
             39,800  Goldman Sachs Group, Inc. (The)                                                             3,691,450
...........................................................................................................................
             72,100  Morgan Stanley Dean Witter & Co.                                                            4,033,274
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,724,724
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.8%)
...........................................................................................................................
            159,400  Royal Caribbean Cruises, Ltd.                                                               2,582,280
--------------------------------------------------------------------------------------------------------------------------
Media (0.7%)
...........................................................................................................................
            165,800  Liberty Media Corp. Class A (NON)                                                           2,321,200
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (3.0%)
...........................................................................................................................
            185,600  Medtronic, Inc.                                                                             9,504,576
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.6%)
...........................................................................................................................
             75,500  Dynegy, Inc. Class A                                                                        1,925,250
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (5.3%)
...........................................................................................................................
            272,258  Exxon Mobil Corp.                                                                          10,699,739
...........................................................................................................................
             95,900  Royal Dutch Petroleum Co. PLC
                     ADR (Netherlands)                                                                           4,701,018
...........................................................................................................................
             38,700  Unocal Corp.                                                                                1,395,909
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,796,666
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (1.4%)
...........................................................................................................................
            179,200  Smurfit-Stone Container Corp. (NON)                                                         2,861,824
...........................................................................................................................
             29,700  Weyerhaeuser Co.                                                                            1,606,176
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,468,000
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (10.7%)
...........................................................................................................................
             55,400  Allergan, Inc.                                                                              4,157,770
...........................................................................................................................
            117,700  AstraZeneca PLC ADR (United Kingdom)                                                        5,484,820
...........................................................................................................................
            179,500  Johnson & Johnson                                                                          10,608,450
...........................................................................................................................
            171,900  Pharmacia Corp.                                                                             7,331,535
...........................................................................................................................
            181,400  Schering-Plough Corp.                                                                       6,495,934
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                34,078,509
--------------------------------------------------------------------------------------------------------------------------
Publishing (0.6%)
...........................................................................................................................
             32,000  McGraw-Hill Companies, Inc. (The)                                                           1,951,360
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (4.0%)
...........................................................................................................................
            218,955  SBC Communications, Inc.                                                                    8,576,467
...........................................................................................................................
             87,000  Verizon Communications, Inc.                                                                4,129,020
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,705,487
--------------------------------------------------------------------------------------------------------------------------
Restaurants (1.3%)
...........................................................................................................................
            214,200  Starbucks Corp. (NON)                                                                       4,080,510
--------------------------------------------------------------------------------------------------------------------------
Retail (4.1%)
...........................................................................................................................
             87,200  Bed Bath & Beyond, Inc. (NON)                                                               2,956,080
...........................................................................................................................
            140,100  Gap, Inc. (The)                                                                             1,952,994
...........................................................................................................................
            231,000  Limited, Inc. (The)                                                                         3,400,320
...........................................................................................................................
            117,300  TJX Companies, Inc. (The)                                                                   4,675,578
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,984,972
--------------------------------------------------------------------------------------------------------------------------
Software (4.8%)
...........................................................................................................................
             78,500  Adobe Systems, Inc.                                                                         2,437,425
...........................................................................................................................
            163,000  BMC Software, Inc. (NON)                                                                    2,668,310
...........................................................................................................................
            153,300  Microsoft Corp. (NON)                                                                      10,156,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,261,860
--------------------------------------------------------------------------------------------------------------------------
Technology Services (2.3%)
...........................................................................................................................
             97,600  Convergys Corp. (NON)                                                                       3,659,024
...........................................................................................................................
            214,400  KPMG Consulting, Inc. (NON)                                                                 3,552,608
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,211,632
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.9%)
...........................................................................................................................
            199,100  Qwest Communications International, Inc.                                                    2,813,283
--------------------------------------------------------------------------------------------------------------------------
Tobacco (2.6%)
...........................................................................................................................
            179,800  Philip Morris Companies, Inc.                                                               8,243,830
--------------------------------------------------------------------------------------------------------------------------
Waste Management (1.0%)
...........................................................................................................................
            101,900  Waste Management, Inc.                                                                      3,251,629
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $313,766,821)                                                                      $311,848,943
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
         $2,206,266  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from January 2,
                     2002 to February 28, 2002 (d)                                                              $2,203,420
...........................................................................................................................
          5,629,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002 with
                     respect to various U.S. Government
                     obligations-- maturity value of
                     $5,629,563 for an effective yield
                     of 1.80%                                                                                    5,629,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $7,832,420)                                                                          $7,832,420
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $321,599,241) (b)                                                                  $319,681,363
--------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2001
-----------------------------------------------------------------------------
                             Aggregate     Expiration       Unrealized
               Total Value  Face Value       Date          Appreciation
..............................................................................
S&P 500 Index
(Long)         $4,022,200   $3,999,390      Mar-02           $22,810
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Small Cap Value Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (96.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (1.8%)
...........................................................................................................................
            343,300  AAR Corp.                                                                                  $3,093,133
...........................................................................................................................
             47,200  Heico Corp.                                                                                   711,304
...........................................................................................................................
              4,690  Heico Corp. Class A                                                                            63,268
...........................................................................................................................
            138,100  Innovative Solutions & Support, Inc. (NON)                                                  1,073,037
...........................................................................................................................
             34,300  Precision Castparts Corp.                                                                     968,975
...........................................................................................................................
             32,800  United Defense Industries, Inc. (NON)                                                         690,440
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,600,157
--------------------------------------------------------------------------------------------------------------------------
Airlines (0.9%)
...........................................................................................................................
            163,900  Airtran Holdings, Inc. (NON)                                                                1,081,740
...........................................................................................................................
             71,200  Frontier Airlines, Inc. (NON)                                                               1,210,400
...........................................................................................................................
             32,900  SkyWest, Inc.                                                                                 837,305
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,129,445
--------------------------------------------------------------------------------------------------------------------------
Automotive (2.6%)
...........................................................................................................................
             43,000  BorgWarner, Inc.                                                                            2,246,750
...........................................................................................................................
             46,900  Carlisle Companies, Inc.                                                                    1,734,362
...........................................................................................................................
             59,400  CLARCOR, Inc.                                                                               1,612,710
...........................................................................................................................
             71,200  Sonic Automotive, Inc. (NON)                                                                1,668,928
...........................................................................................................................
            151,900  Tower Automotive, Inc. (NON)                                                                1,371,657
...........................................................................................................................
             70,800  Tower Automotive, Inc. (Private) (NON)                                                        639,324
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,273,731
--------------------------------------------------------------------------------------------------------------------------
Banking (8.1%)
...........................................................................................................................
             71,200  AMCORE Financial, Inc.                                                                      1,591,320
...........................................................................................................................
            158,000  BankAtlantic Bancorp, Inc. Class A                                                          1,450,440
...........................................................................................................................
            103,700  Banknorth Group, Inc.                                                                       2,335,324
...........................................................................................................................
             74,473  Centennial Bancorp                                                                            549,611
...........................................................................................................................
             27,000  Citizens Banking Corp.                                                                        887,760
...........................................................................................................................
             25,900  City National Corp.                                                                         1,213,415
...........................................................................................................................
             79,900  Commercial Federal Corp.                                                                    1,877,650
...........................................................................................................................
             53,600  Community First Bankshares                                                                  1,376,984
...........................................................................................................................
             45,600  Downey Financial Corp.                                                                      1,881,000
...........................................................................................................................
             68,100  East West Bancorp, Inc.                                                                     1,753,575
...........................................................................................................................
             38,100  Hudson United Bancorp                                                                       1,093,470
...........................................................................................................................
             95,555  Provident Bankshares Corp.                                                                  2,321,987
...........................................................................................................................
             62,563  Republic Bancorp, Inc.                                                                        866,498
...........................................................................................................................
            278,300  Sovereign Bancorp, Inc.                                                                     3,406,392
...........................................................................................................................
            109,400  Sterling Bancshares, Inc.                                                                   1,369,688
...........................................................................................................................
             82,770  Washington Federal, Inc.                                                                    2,133,811
...........................................................................................................................
            101,600  Webster Financial Corp.                                                                     3,203,448
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                29,312,373
--------------------------------------------------------------------------------------------------------------------------
Beverage (0.4%)
...........................................................................................................................
             36,500  Constellation Brands, Inc. Class A (NON)                                                    1,564,025
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.2%)
...........................................................................................................................
             80,200  Sinclair Broadcast Group, Inc. (NON)                                                          758,692
--------------------------------------------------------------------------------------------------------------------------
Building Materials (0.7%)
...........................................................................................................................
            167,800  Apogee Enterprises, Inc.                                                                    2,654,596
--------------------------------------------------------------------------------------------------------------------------
Chemicals (4.7%)
...........................................................................................................................
             82,100  Airgas, Inc. (NON)                                                                          1,241,352
...........................................................................................................................
            336,100  Crompton Corp.                                                                              3,024,900
...........................................................................................................................
            102,100  Delta & Pine Land Co.                                                                       2,310,523
...........................................................................................................................
             76,900  Ferro Corp.                                                                                 1,984,020
...........................................................................................................................
             52,900  H.B. Fuller Co.                                                                             1,521,933
...........................................................................................................................
             77,600  Mississippi Chemical Corp. (NON)                                                              219,608
...........................................................................................................................
            408,600  Omnova Solutions, Inc.                                                                      2,778,480
...........................................................................................................................
            319,700  PolyOne Corp.                                                                               3,133,060
...........................................................................................................................
             47,800  RPM, Inc.                                                                                     691,188
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,905,064
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (3.8%)
...........................................................................................................................
             22,000  ADVO, Inc. (NON)                                                                              946,000
...........................................................................................................................
            119,400  American Greetings Corp. Class A                                                            1,645,332
...........................................................................................................................
             40,700  Banta Corp.                                                                                 1,201,464
...........................................................................................................................
             87,800  ePlus, Inc. (NON)                                                                             838,490
...........................................................................................................................
            126,100  Hall, Kinion & Associates, Inc. (NON)                                                       1,182,818
...........................................................................................................................
             93,300  Harland (John H.) Co.                                                                       2,061,930
...........................................................................................................................
            200,100  Modis Professional Services, Inc. (NON)                                                     1,428,714
...........................................................................................................................
             19,900  NCO Group, Inc. (NON)                                                                         455,710
...........................................................................................................................
             73,900  Rayovac Corp. (NON)                                                                         1,300,640
...........................................................................................................................
             47,700  RemedyTemp, Inc. Class A (NON)                                                                679,248
...........................................................................................................................
            358,600  Stewart Enterprises, Inc. Class A (NON)                                                     2,148,014
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,888,360
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.5%)
...........................................................................................................................
             32,600  Communications Systems, Inc.                                                                  245,804
...........................................................................................................................
            147,800  Inter-Tel, Inc.                                                                             2,840,716
...........................................................................................................................
            399,400  Loral Space & Communications, Ltd. (NON)                                                    1,194,206
...........................................................................................................................
             76,200  Performance Technologies, Inc. (NON)                                                        1,014,984
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,295,710
--------------------------------------------------------------------------------------------------------------------------
Computers (2.4%)
...........................................................................................................................
            113,300  Anixter International, Inc. (NON)                                                           3,286,833
...........................................................................................................................
             71,200  Centra Software, Inc. (NON)                                                                   569,600
...........................................................................................................................
            197,100  Gerber Scientific, Inc.                                                                     1,833,030
...........................................................................................................................
             70,800  Mentor Graphics Corp. (NON)                                                                 1,668,756
...........................................................................................................................
             88,500  MSC. Software Corp. (NON)                                                                   1,380,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,738,819
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.1%)
...........................................................................................................................
            289,400  GenCorp, Inc.                                                                               4,083,434
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.3%)
...........................................................................................................................
             70,000  AmeriCredit Corp. (NON)                                                                     2,208,500
...........................................................................................................................
            677,300  Providian Financial Corp.                                                                   2,404,415
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,612,915
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.6%)
...........................................................................................................................
            105,000  Dial Corp. (The)                                                                            1,800,750
...........................................................................................................................
             43,500  Lancaster Colony Corp.                                                                      1,544,685
...........................................................................................................................
            135,600  Tupperware Corp.                                                                            2,610,300
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,955,735
--------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.7%)
...........................................................................................................................
             63,800  Arbitron, Inc. (NON)                                                                        2,178,770
...........................................................................................................................
             23,200  Heidrick & Struggles International, Inc. (NON)                                                421,080
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,599,850
--------------------------------------------------------------------------------------------------------------------------
Distribution (0.9%)
...........................................................................................................................
            107,100  Fleming Companies, Inc.                                                                     1,981,350
...........................................................................................................................
             53,500  Ingram Micro, Inc. Class A (NON)                                                              926,620
...........................................................................................................................
             20,200  MCSi, Inc. (NON)                                                                              473,690
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,381,660
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.4%)
...........................................................................................................................
             31,700  Hawaiian Electric Industries, Inc.                                                          1,276,876
...........................................................................................................................
            261,100  Sierra Pacific Resources                                                                    3,929,555
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,206,431
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.9%)
...........................................................................................................................
             45,700  Compudyne Corp. (Private) (NON)                                                               799,750
...........................................................................................................................
             79,600  Lincoln Electric Holdings, Inc.                                                             1,945,424
...........................................................................................................................
             25,600  Thomas & Betts Corp.                                                                          541,440
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,286,614
--------------------------------------------------------------------------------------------------------------------------
Electronics (3.8%)
...........................................................................................................................
             89,300  Avnet, Inc.                                                                                 2,274,471
...........................................................................................................................
             58,200  Belden, Inc.                                                                                1,370,610
...........................................................................................................................
            262,400  General Cable Corp.                                                                         3,437,440
...........................................................................................................................
             67,400  Park Electrochemical Corp.                                                                  1,779,360
...........................................................................................................................
            236,700  Pioneer-Standard Electronics, Inc.                                                          3,006,090
...........................................................................................................................
            211,800  X-Rite, Inc.                                                                                1,802,418
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,670,389
--------------------------------------------------------------------------------------------------------------------------
Energy (2.7%)
...........................................................................................................................
             40,500  Chiles Offshore, Inc. (NON)                                                                   805,545
...........................................................................................................................
             81,100  Global Industries, Ltd. (NON)                                                                 721,790
...........................................................................................................................
             20,600  GulfMark Offshore, Inc. (NON)                                                                 583,186
...........................................................................................................................
             56,200  Helmerich & Payne, Inc. (NON)                                                               1,875,956
...........................................................................................................................
             36,700  Hydril Co. (NON)                                                                              647,021
...........................................................................................................................
             50,500  National-Oilwell, Inc. (NON)                                                                1,040,805
...........................................................................................................................
             73,300  Newpark Resources, Inc. (NON)                                                                 579,070
...........................................................................................................................
             25,100  Patterson-UTI Energy, Inc. (NON)                                                              585,081
...........................................................................................................................
             58,200  Pride International, Inc. (NON)                                                               878,820
...........................................................................................................................
             49,500  Tidewater, Inc.                                                                             1,678,050
...........................................................................................................................
             36,300  Varco International, Inc. (NON)                                                               543,774
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,939,098
--------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.8%)
...........................................................................................................................
             27,300  Ameron International Corp.                                                                  1,889,160
...........................................................................................................................
             30,200  Texas Industries, Inc.                                                                      1,114,380
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,003,540
--------------------------------------------------------------------------------------------------------------------------
Financial (0.7%)
...........................................................................................................................
             96,000  Advanta Corp. Class B                                                                         873,600
...........................................................................................................................
            171,700  Saxon Capital Acquisition Co. 144A (NON)                                                    1,759,925
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,633,525
--------------------------------------------------------------------------------------------------------------------------
Food (2.1%)
...........................................................................................................................
             13,600  American Italian Pasta Co. Class A (NON)                                                      571,608
...........................................................................................................................
            101,900  Bunge, Ltd.                                                                                 2,372,232
...........................................................................................................................
            120,100  International Multifoods Corp.                                                              2,870,390
...........................................................................................................................
             75,400  Smithfield Foods, Inc. (NON)                                                                1,661,816
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,476,046
--------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.8%)
...........................................................................................................................
             25,700  Argosy Gaming Co. (NON)                                                                       835,764
...........................................................................................................................
             44,500  GTECH Holdings Corp. (NON)                                                                  2,015,405
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,851,169
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.8%)
...........................................................................................................................
            129,400  Beverly Enterprises, Inc. (NON)                                                             1,112,840
...........................................................................................................................
            111,500  Britesmile, Inc. (NON)                                                                        557,500
...........................................................................................................................
             79,300  Britesmile, Inc. (Private) (NON)                                                              396,500
...........................................................................................................................
             24,600  Invacare Corp.                                                                                829,266
...........................................................................................................................
            190,300  Omnicare, Inc.                                                                              4,734,664
...........................................................................................................................
             44,300  Owens & Minor, Inc.                                                                           819,550
...........................................................................................................................
             73,300  Per-Se Technologies, Inc. (NON)                                                               787,975
...........................................................................................................................
            176,400  PSS World Medical, Inc. (NON)                                                               1,439,424
...........................................................................................................................
             17,500  Sunrise Assisted Living, Inc. (NON)                                                           509,425
...........................................................................................................................
            335,100  US Oncology, Inc. (NON)                                                                     2,526,654
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,713,798
--------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.1%)
...........................................................................................................................
            144,000  Fleetwood Enterprises, Inc.                                                                 1,631,520
...........................................................................................................................
             82,100  Getty Realty Corp.                                                                          1,547,585
...........................................................................................................................
             16,000  Lennar Corp.                                                                                  749,120
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,928,225
--------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.8%)
...........................................................................................................................
             91,500  Applica, Inc. (NON)                                                                           824,415
...........................................................................................................................
             67,200  Furniture Brands International, Inc. (NON)                                                  2,151,744
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,976,159
--------------------------------------------------------------------------------------------------------------------------
Insurance (5.6%)
...........................................................................................................................
             62,900  AmerUs Group Co.                                                                            2,254,336
...........................................................................................................................
             93,600  Ceres Group, Inc. (NON)                                                                       345,384
...........................................................................................................................
             33,618  FBL Financial Group, Inc. Class A                                                             560,748
...........................................................................................................................
             80,460  Fidelity National Financial, Inc.                                                           1,995,408
...........................................................................................................................
            432,500  Fremont General Corp.                                                                       3,382,150
...........................................................................................................................
             61,900  Landamerica Financial Group, Inc.                                                           1,776,530
...........................................................................................................................
             49,700  Philadelphia Consolidated Holding
                     Corp. (NON)                                                                                 1,874,187
...........................................................................................................................
            108,100  Presidential Life Corp.                                                                     2,222,534
...........................................................................................................................
             21,200  Radian Group, Inc.                                                                            910,540
...........................................................................................................................
             45,200  Stancorp Financial Group                                                                    2,135,700
...........................................................................................................................
             79,600  State Auto Financial Corp.                                                                  1,292,704
...........................................................................................................................
             25,200  W.R. Berkley Corp.                                                                          1,353,240
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,103,461
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.7%)
...........................................................................................................................
             21,700  Jefferies Group, Inc.                                                                         918,127
...........................................................................................................................
             87,300  Knight Trading Group, Inc. (NON)                                                              962,046
...........................................................................................................................
             20,000  SWS Group, Inc.                                                                               509,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,389,173
--------------------------------------------------------------------------------------------------------------------------
Leisure (1.2%)
...........................................................................................................................
             87,300  Brunswick Corp.                                                                             1,899,648
...........................................................................................................................
            127,400  Callaway Golf Co.                                                                           2,439,710
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,339,358
--------------------------------------------------------------------------------------------------------------------------
Machinery (2.4%)
...........................................................................................................................
            100,300  DT Industries, Inc. (NON)                                                                     551,650
...........................................................................................................................
             16,100  Flow International Corp. (Japan) (NON)                                                        199,157
...........................................................................................................................
             40,100  Gardner Denver, Inc. (NON)                                                                    895,032
...........................................................................................................................
            132,400  Milacron, Inc.                                                                              2,093,244
...........................................................................................................................
             45,400  MSC Industrial Direct Co., Inc. Class A (NON)                                                 896,650
...........................................................................................................................
             61,200  Presstek, Inc. (NON)                                                                          561,204
...........................................................................................................................
             72,000  Regal-Beloit Corp.                                                                          1,569,600
...........................................................................................................................
             43,100  Toro Co. (The)                                                                              1,939,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,706,037
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (3.0%)
...........................................................................................................................
             75,400  AMETEK, Inc.                                                                                2,404,506
...........................................................................................................................
             22,800  Harsco Corp.                                                                                  782,040
...........................................................................................................................
            105,856  Kaman Corp.                                                                                 1,651,354
...........................................................................................................................
             48,000  Pentair, Inc.                                                                               1,752,480
...........................................................................................................................
             56,100  Tennant Co.                                                                                 2,081,310
...........................................................................................................................
             52,900  York International Corp.                                                                    2,017,077
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,688,767
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (4.2%)
...........................................................................................................................
             48,500  Arrow International, Inc.                                                                   1,937,090
...........................................................................................................................
             35,800  Beckman Coulter, Inc.                                                                       1,585,940
...........................................................................................................................
             33,450  Conmed Corp. (NON)                                                                            667,662
...........................................................................................................................
             52,000  Datascope Corp.                                                                             1,763,840
...........................................................................................................................
             33,600  Haemonetics Corp. (NON)                                                                     1,139,712
...........................................................................................................................
             93,500  Mentor Corp.                                                                                2,670,360
...........................................................................................................................
            307,000  Meridian Bioscience, Inc.                                                                   1,848,969
...........................................................................................................................
             67,400  Serologicals Corp. (NON)                                                                    1,449,100
...........................................................................................................................
             58,300  Vital Signs, Inc.                                                                           2,034,670
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                15,097,343
--------------------------------------------------------------------------------------------------------------------------
Metals (1.4%)
...........................................................................................................................
             67,800  Carpenter Technology Corp.                                                                  1,804,836
...........................................................................................................................
             33,400  Material Sciences Corp. (NON)                                                                 338,008
...........................................................................................................................
             60,800  Quanex Corp.                                                                                1,720,640
...........................................................................................................................
             24,600  Reliance Steel & Aluminum Co.                                                                 645,750
...........................................................................................................................
             36,900  Steel Dynamics, Inc. (NON)                                                                    428,409
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,937,643
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.3%)
...........................................................................................................................
             45,900  Energen Corp.                                                                               1,131,435
--------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (1.3%)
...........................................................................................................................
             34,800  Falcon Products, Inc.                                                                         234,900
...........................................................................................................................
            132,200  Standard Register Co. (The)                                                                 2,449,666
...........................................................................................................................
            102,900  Wallace Computer Services, Inc.                                                             1,954,071
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,638,637
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (3.2%)
...........................................................................................................................
             17,600  Exco Resources, Inc. (NON)                                                                    295,680
...........................................................................................................................
             26,600  Newfield Exploration Co. (NON)                                                                944,566
...........................................................................................................................
              4,500  Quicksilver Resources, Inc. (NON)                                                              85,725
...........................................................................................................................
            444,600  Range Resources Corp. (NON)                                                                 2,022,930
...........................................................................................................................
             83,800  Remington Oil & Gas Corp. (NON)                                                             1,449,740
...........................................................................................................................
            105,200  St. Mary Land & Exploration Co. (NON)                                                       2,229,188
...........................................................................................................................
            113,100  Universal Compression Holdings, Inc. (NON)                                                  3,335,319
...........................................................................................................................
             95,900  Vintage Petroleum, Inc.                                                                     1,385,755
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                11,748,903
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (0.3%)
...........................................................................................................................
             31,700  Albany International Corp.                                                                    687,890
...........................................................................................................................
             41,100  BWAY Corp. (NON)                                                                              452,100
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,139,990
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (0.9%)
...........................................................................................................................
             71,000  Alpharma, Inc. Class A                                                                      1,877,950
...........................................................................................................................
            130,400  Perrigo Co. (NON)                                                                           1,541,328
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,419,278
--------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (1.0%)
...........................................................................................................................
            359,700  BMC Industries, Inc.                                                                          740,982
...........................................................................................................................
            199,100  Ikon Office Solutions, Inc.                                                                 2,327,479
...........................................................................................................................
             32,200  Imation Corp. (NON)                                                                           694,876
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,763,337
--------------------------------------------------------------------------------------------------------------------------
Railroads (0.7%)
...........................................................................................................................
             15,000  Genesee & Wyoming, Inc., Class A (NON)                                                        489,750
...........................................................................................................................
            105,000  Rail America (Private) (NON)                                                                1,518,300
...........................................................................................................................
             46,900  Rail America, Inc. (acquired
                     12/05/01, cost $586,250) (NON) (RES)                                                          609,935
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,617,985
--------------------------------------------------------------------------------------------------------------------------
Real Estate (1.2%)
...........................................................................................................................
             42,500  Alexandria Real Estate Equities, Inc. (R)                                                   1,746,750
...........................................................................................................................
            141,000  Apex Mortgage Capital, Inc.                                                                 1,586,250
...........................................................................................................................
             30,100  LNR Property Corp.                                                                            938,518
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,271,518
--------------------------------------------------------------------------------------------------------------------------
Restaurants (0.9%)
...........................................................................................................................
             77,200  CBRL Group, Inc.                                                                            2,272,768
...........................................................................................................................
             31,200  Sonic Corp. (NON)                                                                           1,123,200
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,395,968
--------------------------------------------------------------------------------------------------------------------------
Retail (6.4%)
...........................................................................................................................
             15,300  Aaron Rents, Inc.                                                                             249,390
...........................................................................................................................
             70,800  Casey's General Stores Inc.                                                                 1,054,920
...........................................................................................................................
            172,700  Claire's Stores, Inc.                                                                       2,607,770
...........................................................................................................................
             45,500  Coldwater Creek, Inc. (NON)                                                                   963,690
...........................................................................................................................
             67,900  dELiA*s Corp. Class A (NON)                                                                   420,980
...........................................................................................................................
             87,800  Dillards, Inc. Class A                                                                      1,404,800
...........................................................................................................................
             77,300  Hughes Supply, Inc.                                                                         2,386,251
...........................................................................................................................
             57,200  J. Jill Group, Inc. (NON)                                                                   1,231,516
...........................................................................................................................
             22,500  J. Jill Group, Inc. (Private) (NON)                                                           484,425
...........................................................................................................................
             30,700  Lands' End, Inc.                                                                            1,539,912
...........................................................................................................................
             80,700  Longs Drug Stores, Inc.                                                                     1,886,766
...........................................................................................................................
            160,700  Nu Skin Enterprises, Inc. (Class A)                                                         1,406,125
...........................................................................................................................
             69,900  Pathmark Stores, Inc. (NON)                                                                 1,723,734
...........................................................................................................................
            151,900  Pier 1 Imports, Inc.                                                                        2,633,946
...........................................................................................................................
             50,700  Regis Corp.                                                                                 1,307,046
...........................................................................................................................
             69,300  Ruddick Corp.                                                                               1,108,107
...........................................................................................................................
            135,400  Spiegel, Inc. Class A                                                                         616,070
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                23,025,448
--------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.6%)
...........................................................................................................................
            130,300  Cohu, Inc.                                                                                  2,573,425
...........................................................................................................................
             85,200  Helix Technology Corp.                                                                      1,921,260
...........................................................................................................................
             73,300  Newport Corp.                                                                               1,413,224
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,907,909
--------------------------------------------------------------------------------------------------------------------------
Shipping (2.1%)
...........................................................................................................................
            131,800  EGL, Inc. (NON)                                                                             1,838,610
...........................................................................................................................
            155,400  General Maritime Corp. (NON)                                                                1,554,000
...........................................................................................................................
             21,900  Landstar System, Inc. (NON)                                                                 1,587,969
...........................................................................................................................
             70,900  USFreightways Corp.                                                                         2,226,260
...........................................................................................................................
             16,700  Werner Enterprises, Inc.                                                                      405,810
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,612,649
--------------------------------------------------------------------------------------------------------------------------
Software (3.0%)
...........................................................................................................................
            273,900  Aether Systems, Inc. (NON)                                                                  2,519,880
...........................................................................................................................
             47,300  Autodesk, Inc.                                                                              1,762,871
...........................................................................................................................
            228,800  Borland Software Corp. (NON)                                                                3,583,008
...........................................................................................................................
             73,800  FileNET Corp. (NON)                                                                         1,497,402
...........................................................................................................................
             31,400  Hyperion Solutions Corp. (NON)                                                                623,604
...........................................................................................................................
             40,300  JDA Software Group, Inc. (NON)                                                                900,705
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                10,887,470
--------------------------------------------------------------------------------------------------------------------------
Technology Services (1.8%)
...........................................................................................................................
             72,100  American Management Systems (NON)                                                           1,303,568
...........................................................................................................................
            103,600  Ciber, Inc. (NON)                                                                             979,020
...........................................................................................................................
            105,500  Keane, Inc. (NON)                                                                           1,902,165
...........................................................................................................................
            120,600  MTS Systems Corp.                                                                           1,219,266
...........................................................................................................................
            120,300  Sapient Corp. (NON)                                                                           928,716
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,332,735
--------------------------------------------------------------------------------------------------------------------------
Textiles (1.4%)
...........................................................................................................................
            129,300  Interface, Inc. (Class A)                                                                     725,373
...........................................................................................................................
             84,600  Kellwood Co.                                                                                2,031,246
...........................................................................................................................
            143,700  Wolverine World Wide, Inc.                                                                  2,162,685
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,919,304
--------------------------------------------------------------------------------------------------------------------------
Transaction Processing (0.3%)
...........................................................................................................................
             31,000  NDCHealth Corp.                                                                             1,071,050
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $309,475,379)                                                                      $349,584,958
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%)(a)(cost $2,685,630)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
            128,470  Exco Resources, Inc. $5.00 cum. cv. pfd.                                                   $2,248,225
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.1%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
        $15,182,316  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from January 2,
                     2002 to February 28, 2002 (d)                                                             $15,162,734
...........................................................................................................................
         14,225,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002
                     with respect to various U.S.
                     Government obligations -- maturity
                     value of $14,226,423 for an effective
                     yield of 1.80%                                                                             14,225,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $29,387,734)                                                                        $29,387,734
--------------------------------------------------------------------------------------------------------------------------

                     Total Investments
                     (cost $341,548,743) (b)                                                                  $381,220,917
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Technology Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (98.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
...........................................................................................................................
Communications Equipment (14.0%)
...........................................................................................................................
              9,100  CIENA Corp. (NON)                                                                            $130,221
...........................................................................................................................
            143,710  Cisco Systems, Inc. (NON)                                                                   2,602,588
...........................................................................................................................
             40,400  Lucent Technologies, Inc.                                                                     254,116
...........................................................................................................................
              9,400  Nokia OYJ ADR (Finland)                                                                       230,582
...........................................................................................................................
             16,810  QUALCOMM, Inc. (NON)                                                                          848,905
...........................................................................................................................
              2,980  Scientific-Atlanta, Inc.                                                                       71,341
...........................................................................................................................
             36,200  Telefonaktiebolaget LM Ericsson AB
                     ADR (Sweden)                                                                                  188,964
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,326,717
--------------------------------------------------------------------------------------------------------------------------
Computers (25.7%)
...........................................................................................................................
              4,385  Brocade Communications Systems, Inc. (NON)                                                    145,231
...........................................................................................................................
             79,320  Compaq Computer Corp.                                                                         774,163
...........................................................................................................................
             43,915  Dell Computer Corp. (NON)                                                                   1,193,610
...........................................................................................................................
             45,975  EMC Corp. (NON)                                                                               617,904
...........................................................................................................................
              7,005  Emulex Corp. (NON)                                                                            276,768
...........................................................................................................................
             36,155  Hewlett-Packard Co.                                                                           742,624
...........................................................................................................................
             18,820  IBM Corp.                                                                                   2,276,467
...........................................................................................................................
              5,815  Lexmark International, Inc. (NON)                                                             343,085
...........................................................................................................................
             13,575  McDATA Corp. Class A (NON)                                                                    332,588
...........................................................................................................................
              1,550  NCR Corp. (NON)                                                                                57,133
...........................................................................................................................
              6,205  QLogic Corp. (NON)                                                                            276,185
...........................................................................................................................
              3,835  Research in Motion, Ltd. (Canada) (NON)                                                        90,966
...........................................................................................................................
             55,900  Sun Microsystems, Inc. (NON)                                                                  687,570
...........................................................................................................................
              5,075  Symbol Technologies, Inc.                                                                      80,591
...........................................................................................................................
              2,110  VeriSign, Inc. (NON)                                                                           80,264
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,975,149
--------------------------------------------------------------------------------------------------------------------------
Electronics (30.8%)
...........................................................................................................................
              4,885  Alpha Industries, Inc. (NON)                                                                  106,493
...........................................................................................................................
              7,000  Altera Corp. (NON)                                                                            148,540
...........................................................................................................................
              8,800  Broadcom Corp. Class A (NON)                                                                  359,656
...........................................................................................................................
              7,365  Celestica, Inc. (Canada) (NON)                                                                297,472
...........................................................................................................................
             20,995  Flextronics International, Ltd. (Singapore) (NON)                                             503,670
...........................................................................................................................
              8,100  Integrated Device Technology, Inc. (NON)                                                      215,379
...........................................................................................................................
             92,350  Intel Corp.                                                                                 2,904,408
...........................................................................................................................
              3,670  International Rectifier Corp. (NON)                                                           128,010
...........................................................................................................................
             12,910  Jabil Circuit, Inc. (NON)                                                                     293,315
...........................................................................................................................
             11,260  Linear Technology Corp.                                                                       439,590
...........................................................................................................................
             13,325  LSI Logic Corp. (NON)                                                                         210,269
...........................................................................................................................
              7,280  Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                               260,770
...........................................................................................................................
             11,160  Maxim Integrated Products, Inc. (NON)                                                         586,012
...........................................................................................................................
              7,025  Micrel, Inc. (NON)                                                                            184,266
...........................................................................................................................
             46,600  Motorola, Inc.                                                                                699,932
...........................................................................................................................
             12,200  PMC - Sierra, Inc. (NON)                                                                      259,372
...........................................................................................................................
             18,716  Sanmina Corp. (NON)                                                                           372,448
...........................................................................................................................
              4,290  Semtech Corp. (NON)                                                                           153,110
...........................................................................................................................
              8,810  Solectron Corp. (NON)                                                                          99,377
...........................................................................................................................
             41,045  Texas Instruments, Inc.                                                                     1,149,260
...........................................................................................................................
              4,400  Xilinx, Inc. (NON)                                                                            171,820
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,543,169
--------------------------------------------------------------------------------------------------------------------------
Semiconductor (3.9%)
...........................................................................................................................
             14,180  Applied Materials, Inc. (NON)                                                                 568,618
...........................................................................................................................
              3,990  KLA-Tencor Corp. (NON)                                                                        197,744
...........................................................................................................................
             11,075  LAM Research Corp. (NON)                                                                      257,162
...........................................................................................................................
              4,300  Novellus Systems, Inc. (NON)                                                                  169,635
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,193,159
--------------------------------------------------------------------------------------------------------------------------
Software (17.4%)
...........................................................................................................................
              3,000  Activision, Inc. (NON)                                                                         78,030
...........................................................................................................................
              2,100  Adobe Systems, Inc.                                                                            65,205
...........................................................................................................................
             14,800  BMC Software, Inc. (NON)                                                                      242,276
...........................................................................................................................
              9,300  Computer Associates International, Inc.                                                       320,757
...........................................................................................................................
              6,593  Electronic Arts, Inc. (NON)                                                                   395,250
...........................................................................................................................
             35,230  Microsoft Corp. (NON)                                                                       2,333,988
...........................................................................................................................
             62,100  Oracle Corp. (NON)                                                                            857,601
...........................................................................................................................
              1,050  PeopleSoft, Inc. (NON)                                                                         42,210
...........................................................................................................................
             19,560  Peregrine Systems, Inc. (NON)                                                                 290,075
...........................................................................................................................
              8,215  Siebel Systems, Inc. (NON)                                                                    229,856
...........................................................................................................................
             11,670  VERITAS Software Corp. (NON)                                                                  523,166
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,378,414
--------------------------------------------------------------------------------------------------------------------------
Technology Services (6.7%)
...........................................................................................................................
              6,800  Accenture, Ltd. Class A (Bermuda) (NON)                                                       183,055
...........................................................................................................................
              8,705  Automatic Data Processing, Inc.                                                               512,725
...........................................................................................................................
              3,275  BISYS Group, Inc. (The) (NON)                                                                 209,566
...........................................................................................................................
              2,800  Computer Sciences Corp. (NON)                                                                 137,144
...........................................................................................................................
              7,490  Convergys Corp. (NON)                                                                         280,800
...........................................................................................................................
              7,375  Electronic Data Systems Corp.                                                                 505,555
...........................................................................................................................
             14,950  KPMG Consulting, Inc. (NON)                                                                   247,722
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,076,567
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $30,536,520)                                                                        $30,493,175
--------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
             31,660  MarketSoft Software Corp. Ser. D,
                     zero % cv. pfd. (acquired 12/7/00,
                     cost $154,501) (RES)                                                                          $87,065
...........................................................................................................................
             16,600  Totality Corp. Ser. D, $0.346 cum. cv. pfd.
                     (acquired 7/27/00, cost $71,830) (RES)                                                         20,418
--------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $226,330)                                                                              $107,483
--------------------------------------------------------------------------------------------------------------------------
UNITS (0.8%)(a) (NON) (cost $167,482)
--------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                      Value
...........................................................................................................................
             94,800  Taiwan Semiconductor Manufacturing
                     Co. Ltd. Structured Warrants
                     Expiration 7/26/02 (issued by Merrill
                     Lynch International & Co. C.V.) (Taiwan)                                                     $237,136
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.0%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
...........................................................................................................................
           $412,032  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates from January 2, 2002
                     to February 28, 2002 (d)                                                                     $428,259
...........................................................................................................................
            804,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001, with Credit Suisse
                     First Boston due January 2, 2002
                     with respect to various U.S. Government
                     obligations -- maturity value of $804,080
                     for an effective yield of 1.80%                                                               804,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $1,232,259)                                                                          $1,232,259
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $32,162,591) (b)                                                                    $32,070,053
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Utilities Growth and Income Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (87.2%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
...........................................................................................................................
Electric Utilities (40.5%)
...........................................................................................................................
            119,700  Allegheny Energy, Inc.                                                                     $4,335,534
...........................................................................................................................
            113,200  ALLETE, Inc.                                                                                2,852,640
...........................................................................................................................
            102,400  Alliant Energy Corp.                                                                        3,108,864
...........................................................................................................................
             87,900  Ameren Corp.                                                                                3,718,170
...........................................................................................................................
            268,500  American Electric Power Company, Inc.                                                      11,687,805
...........................................................................................................................
            124,000  Cinergy Corp.                                                                               4,145,320
...........................................................................................................................
             71,400  Consolidated Edison, Inc.                                                                   2,881,704
...........................................................................................................................
            193,100  Constellation Energy Group, Inc.                                                            5,126,805
...........................................................................................................................
            173,200  Dominion Resources, Inc.                                                                   10,409,320
...........................................................................................................................
            168,900  DTE Energy Co.                                                                              7,083,666
...........................................................................................................................
            516,100  Duke Energy Corp.                                                                          20,262,086
...........................................................................................................................
          1,009,800  Edison International                                                                       15,247,980
...........................................................................................................................
              9,200  Electrabel SA (Belgium)                                                                     1,916,423
...........................................................................................................................
            163,200  Energy East Corp.                                                                           3,099,168
...........................................................................................................................
            457,000  Entergy Corp.                                                                              17,873,270
...........................................................................................................................
            347,787  Exelon Corp.                                                                               16,652,042
...........................................................................................................................
            296,000  FirstEnergy Corp.                                                                          10,354,080
...........................................................................................................................
            265,000  FPL Group, Inc.                                                                            14,946,000
...........................................................................................................................
            165,000  Iberdrola SA (Spain)                                                                        2,147,429
...........................................................................................................................
            133,800  Korea Electric Power Corp. (South Korea)                                                    2,210,644
...........................................................................................................................
            103,400  NRG Energy, Inc. (NON)                                                                      1,602,700
...........................................................................................................................
            107,600  OGE Energy Corp.                                                                            2,483,408
...........................................................................................................................
            915,900  PG&E Corp.                                                                                 17,621,916
...........................................................................................................................
            112,500  Pinnacle West Capital Corp.                                                                 4,708,125
...........................................................................................................................
             68,500  PNM Resources, Inc.                                                                         1,914,575
...........................................................................................................................
            158,800  PPL Corp.                                                                                   5,534,180
...........................................................................................................................
            294,000  Progress Energy, Inc.                                                                      13,238,820
...........................................................................................................................
            232,000  Public Power Corp. 144A GDR
                     (Greece) (NON)                                                                              2,478,317
...........................................................................................................................
            225,300  Public Service Enterprise Group, Inc.                                                       9,505,407
...........................................................................................................................
             79,400  Puget Energy, Inc.                                                                          1,738,066
...........................................................................................................................
            591,600  Reliant Energy, Inc.                                                                       15,689,232
...........................................................................................................................
            240,600  Sierra Pacific Resources                                                                    3,621,030
...........................................................................................................................
            385,000  Southern Co. (The)                                                                          9,759,750
...........................................................................................................................
            147,900  Teco Energy, Inc.                                                                           3,880,896
...........................................................................................................................
            127,600  TransAlta Corp. (Canada)                                                                    1,726,917
...........................................................................................................................
            203,100  TXU Corp.                                                                                   9,576,165
...........................................................................................................................
            219,900  Utilicorp United, Inc.                                                                      5,534,883
...........................................................................................................................
             59,000  WPS Resources Corp.                                                                         2,156,450
...........................................................................................................................
            264,455  XCEL Energy, Inc.                                                                           7,335,982
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               280,165,769
--------------------------------------------------------------------------------------------------------------------------
Energy (0.7%)
...........................................................................................................................
            122,751  Kinder Morgan Management, LLC (NON)                                                         4,652,263
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (9.1%)
...........................................................................................................................
            338,900  Dynegy, Inc. Class A                                                                        8,641,950
...........................................................................................................................
            327,994  El Paso Corp.                                                                              14,631,812
...........................................................................................................................
             82,400  Energen Corp.                                                                               2,031,160
...........................................................................................................................
            105,900  Equitable Resources, Inc.                                                                   3,608,013
...........................................................................................................................
            177,800  KeySpan Corp.                                                                               6,160,770
...........................................................................................................................
             26,700  New Jersey Resources Corp.                                                                  1,249,560
...........................................................................................................................
             67,900  NICOR, Inc.                                                                                 2,827,356
...........................................................................................................................
            454,031  NiSource, Inc.                                                                             10,469,955
...........................................................................................................................
             32,700  Peoples Energy Corp.                                                                        1,240,311
...........................................................................................................................
            459,300  Williams Companies, Inc. (The)                                                             11,721,336
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                62,582,223
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.4%)
...........................................................................................................................
             89,919  Enbridge, Inc. (Canada)                                                                     2,445,166
--------------------------------------------------------------------------------------------------------------------------
Power Producers (2.4%)
...........................................................................................................................
            176,800  AES Corp. (The) (NON)                                                                       2,890,680
...........................................................................................................................
            147,600  Aquila, Inc. (NON)                                                                          2,523,960
...........................................................................................................................
            297,300  Calpine Corp. (NON)                                                                         4,991,667
...........................................................................................................................
            614,300  International Power PLC
                     (United Kingdom) (NON)                                                                      1,810,207
...........................................................................................................................
            292,986  Mirant Corp. (NON)                                                                          4,693,636
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,910,150
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (17.2%)
...........................................................................................................................
            688,100  BellSouth Corp.                                                                            26,251,015
...........................................................................................................................
          1,236,300  SBC Communications, Inc.                                                                   48,425,871
...........................................................................................................................
            933,700  Verizon Communications, Inc.                                                               44,313,402
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               118,990,288
--------------------------------------------------------------------------------------------------------------------------
Technology Services (0.6%)
...........................................................................................................................
            117,600  Convergys Corp. (NON)                                                                       4,408,824
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (15.4%)
...........................................................................................................................
             45,100  ALLTEL Corp.                                                                                2,784,023
...........................................................................................................................
             84,800  AT&T Corp.                                                                                  1,538,272
...........................................................................................................................
            267,600  AT&T Wireless Services, Inc. (NON)                                                          3,845,412
...........................................................................................................................
             34,700  BCE, Inc. (Canada)                                                                            791,160
...........................................................................................................................
             42,900  Broadwing, Inc. (NON)                                                                         407,550
...........................................................................................................................
            266,000  BT Group PLC (United Kingdom)                                                                 979,321
...........................................................................................................................
             44,900  CenturyTel, Inc.                                                                            1,472,720
...........................................................................................................................
            488,000  China Mobile, Ltd. (Hong Kong) (NON)                                                        1,717,891
...........................................................................................................................
            104,000  Citizens Communications Co. (NON)                                                           1,108,640
...........................................................................................................................
             75,051  Deutsche Telekom AG ADR (Germany)                                                           1,268,362
...........................................................................................................................
            160,197  Koninlijke (Royal) KPN NV
                     (Netherlands) (NON)                                                                           814,288
...........................................................................................................................
            266,000  mmO2 PLC (United Kingdom)                                                                     334,827
...........................................................................................................................
             68,600  Nextel Communications, Inc. Class A (NON)                                                     751,856
...........................................................................................................................
                503  Nippon Telegraph and Telephone Corp.
                     (NTT) (Japan)                                                                               1,639,112
...........................................................................................................................
                632  NTT DoCoMo, Inc. (Japan)                                                                    7,427,634
...........................................................................................................................
            445,700  Olivetti SpA (Italy)                                                                          570,941
...........................................................................................................................
            130,900  Orange SA (France) (NON)                                                                    1,186,247
...........................................................................................................................
            367,600  Portugal Telecom, SGPS SA ADR
                     (Portugal)                                                                                  2,797,436
...........................................................................................................................
            692,500  Qwest Communications International, Inc.                                                    9,785,025
...........................................................................................................................
             68,600  Sonera Group OYJ (Finland)                                                                    347,475
...........................................................................................................................
            307,100  Sprint Corp. (FON Group) (SEG)                                                              6,166,568
...........................................................................................................................
            229,000  Sprint Corp. (PCS Group) (NON)                                                              5,589,890
...........................................................................................................................
              6,506  Swisscom AG (Switzerland)                                                                   1,803,737
...........................................................................................................................
             42,500  TDC A/S (Denmark)                                                                           1,514,584
...........................................................................................................................
            813,800  Telecom Italia Mobile SpA (Italy)                                                           4,542,269
...........................................................................................................................
            691,000  Telecom Italia SpA (Italy)                                                                  5,905,231
...........................................................................................................................
            212,700  Telefonica SA (Spain) (NON)                                                                 2,845,863
...........................................................................................................................
             15,100  Telephone and Data Systems, Inc.                                                            1,355,225
...........................................................................................................................
            212,300  Telstra Corporation, Ltd. (Australia)                                                         591,084
...........................................................................................................................
             18,400  Time Warner Telecom, Inc. Class A (NON)                                                       325,496
...........................................................................................................................
             39,600  Triton PCS Holdings, Inc. Class A (NON)                                                     1,162,260
...........................................................................................................................
         11,371,800  Vodafone Group PLC (United Kingdom)                                                        29,745,467
...........................................................................................................................
             21,100  Western Wireless Corp. Class A (NON)                                                          596,075
...........................................................................................................................
            195,500  Worldcom, Inc.-WorldCom Group (NON)                                                         2,752,640
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               106,464,581
--------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.9%)
...........................................................................................................................
            106,875  Philadelphia Suburban Corp.                                                                 2,410,031
...........................................................................................................................
            345,100  Severn Trent PLC (United Kingdom)                                                           3,610,743
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,020,774
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $547,625,398)                                                                      $602,640,038
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (11.1%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
Distribution (0.2%)
...........................................................................................................................
         $1,625,000  ONEOK, Inc. sr. notes 7 1/8s, 2011                                                         $1,656,086
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (7.0%)
...........................................................................................................................
          1,630,000  AmerenEnergy Generating Co. sr. notes
                     Ser. C, 7 3/4s, 2005                                                                        1,720,479
...........................................................................................................................
          1,660,000  American Electric Power Company, Inc.
                     notes Ser. A, 6 1/8s, 2006                                                                  1,640,661
...........................................................................................................................
          2,000,000  Arizona Public Service Co. notes
                     6 1/4s, 2005                                                                                2,009,060
...........................................................................................................................
          1,000,000  Avista Corp. sr. notes 9 3/4s, 2008                                                         1,026,000
...........................................................................................................................
          1,600,000  CILCORP, Inc. sr. notes 8.7s, 2009                                                          1,569,600
...........................................................................................................................
          2,000,000  Cinergy Corp. deb. 6 1/8s, 2004                                                             2,025,860
...........................................................................................................................
          1,200,000  CMS Energy Corp. pass-through
                     certificates 7s, 2005                                                                       1,157,760
...........................................................................................................................
          2,000,000  Conectiv, Inc. notes Ser. A, 6.73s, 2006                                                    2,019,680
...........................................................................................................................
          1,000,000  Connecticut Light & Power Co. 1st mtge.
                     Ser. D, 7 7/8s, 2024                                                                        1,060,170
...........................................................................................................................
          1,660,000  Dominion Resources, Inc. sr. notes
                     8 1/8s, 2010                                                                                1,817,219
...........................................................................................................................
          1,880,000  DPL, Inc. 144A bonds 8 1/8s, 2031                                                           1,806,473
...........................................................................................................................
          1,665,000  Exelon Corp. sr. notes 6 3/4s, 2011                                                         1,669,229
...........................................................................................................................
          1,630,000  FirstEnergy Corp. notes Ser. B, 6.45s, 2011                                                 1,595,852
...........................................................................................................................
            820,000  Florida Power & Light Co. 1st mtge.
                     6 7/8s, 2005                                                                                  855,314
...........................................................................................................................
          3,000,000  Hydro Quebec local government
                     guaranty Ser. HY, 8.4s, 2022 (Canada)                                                       3,604,200
...........................................................................................................................
          1,195,000  Kansas Gas & Electric debs. 8.29s, 2016                                                     1,040,594
...........................................................................................................................
          1,650,000  Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                               1,831,500
...........................................................................................................................
          2,920,000  New Century Energies, Inc. coll. trust
                     6 3/8s, 2005                                                                                2,998,344
...........................................................................................................................
          3,000,000  Niagara Mohawk Power Corp. sr. notes
                     Ser. G, 7 3/4s, 2008                                                                        3,189,030
...........................................................................................................................
          2,000,000  PG&E Gas Transmission Northwest
                     sr. notes 7.1s, 2005                                                                        1,927,900
...........................................................................................................................
          2,065,000  PSI Energy, Inc. 1st mtge. Ser. EEE,
                     6.65s, 2006                                                                                 2,091,760
...........................................................................................................................
          1,500,000  Sierra Pacific Power Co. med. term notes
                     Ser. C, 6.82s, 2006                                                                         1,502,145
...........................................................................................................................
          2,660,000  Southern Investments Service Co.
                     sr. notes 6.8s, 2006 (United Kingdom)                                                       2,713,732
...........................................................................................................................
          1,240,000  Tampa Electric Co. notes 6 7/8s, 2012                                                       1,275,662
...........................................................................................................................
          2,496,792  Texas Utilities Co. secd. lease fac. bonds
                     7.46s, 2015                                                                                 2,505,830
...........................................................................................................................
          2,000,000  Western Resources, Inc. sr. notes
                     6 7/8s, 2004                                                                                1,869,220
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                48,523,274
--------------------------------------------------------------------------------------------------------------------------
Financial (0.2%)
...........................................................................................................................
          1,300,000  Nisource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                       1,344,473
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
...........................................................................................................................
          1,500,000  Columbia Energy Group notes Ser. E,
                     7.32s, 2010                                                                                 1,464,435
...........................................................................................................................
            380,000  KN Capital Trust III company guaranty
                     7.63s, 2028                                                                                   339,383
...........................................................................................................................
          1,500,000  Southwest Gas Corp. deb. 7 1/2s, 2006                                                       1,542,165
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,345,983
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.2%)
...........................................................................................................................
          1,250,000  Louis Dreyfus Natural Gas Corp. notes
                     6 7/8s, 2007                                                                                1,292,175
--------------------------------------------------------------------------------------------------------------------------
Power Producers (0.3%)
...........................................................................................................................
            800,000  Calpine Corp. sr. notes 7 3/4s, 2009                                                          708,000
...........................................................................................................................
            305,000  Midland Funding Corp. II debs.
                     Ser. A, 11 3/4s, 2005                                                                         326,737
...........................................................................................................................
            608,241  Salton Sea Funding Corp. company
                     guaranty Ser. E, 8.3s, 2011                                                                   537,867
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,572,604
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.4%)
...........................................................................................................................
          2,650,000  Bell Atlantic Corp. debs. 7 7/8s, 2029                                                      2,951,650
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (2.1%)
...........................................................................................................................
          1,660,000  AT&T Wireless Services, Inc. sr. notes
                     7 7/8s, 2011                                                                                1,769,394
...........................................................................................................................
            815,000  British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                                 901,436
...........................................................................................................................
          2,000,000  Century Telephone Enterprises, Inc.
                     deb. Ser. G, 6 7/8s, 2028                                                                   1,740,740
...........................................................................................................................
          1,245,000  Citizens Communications Co. notes
                     9 1/4s, 2011                                                                                1,377,045
...........................................................................................................................
          1,660,000  France Telecom 144A notes 7 3/4s, 2011
                     (France)                                                                                    1,777,725
...........................................................................................................................
          1,250,000  MCI WorldCom, Inc. notes 7 3/4s, 2007                                                       1,324,925
...........................................................................................................................
          3,200,000  Qwest Capital Funding, Inc. company
                     guaranty 7 1/4s, 2011                                                                       3,121,632
...........................................................................................................................
            810,000  Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                                  866,287
...........................................................................................................................
          1,660,000  Worldcom, Inc.-WorldCom Group notes
                     7 1/2s, 2011                                                                                1,699,973
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,579,157
--------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.2%)
...........................................................................................................................
          1,500,000  Pennsylvania-American Water Co. 144A
                     mtge. 7.8s, 2026                                                                            1,533,675
--------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $76,332,105)                                                                        $76,799,077
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.2%)(a)(cost $1,500,000)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
...........................................................................................................................
              1,500  Centaur Funding Corp. 144A Ser, B,
                     9.08% pfd. (Cayman Islands)                                                                $1,602,240
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.0%) (a)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
...........................................................................................................................
        $27,720,010  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from
                     January 2, 2002 to February 28, 2002 (d)                                                  $27,684,257
...........................................................................................................................
          6,860,000  Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with Credit Suisse
                     First Boston due January 2, 2002
                     with respect to various U.S.
                     Government obligations-- maturity
                     value of $6,860,686 for an effective
                     yield of 1.80%                                                                              6,860,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $34,544,257)                                                                        $34,544,257
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $660,001,760) (b)                                                                  $715,585,612
--------------------------------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at December 31, 2001
-----------------------------------------------------------------------------


                                                               Unrealized
                                    Aggregate   Expiration    Appreciation/
                      Total Value  Face Value     Date       (Depreciation)
..............................................................................
U.S. Treasury Bond
(Long)                $4,467,375   $4,599,218    Mar-02         $(131,843)
..............................................................................
U.S. Treasury Note
5yr (Short)            2,645,703    2,650,480    Mar-02             4,777
..............................................................................
U.S. Treasury Note
10yr (Long)            1,682,250    1,684,138    Mar-02            (1,888)
-----------------------------------------------------------------------------
                                                                $(128,954)
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Vista Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (96.5%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Advertising and Marketing Services (3.1%)
...........................................................................................................................
            423,200  Interpublic Group of Companies, Inc.                                                      $12,501,328
...........................................................................................................................
            248,100  Lamar Advertising Co. (NON)                                                                10,504,554
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                23,005,882
--------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (1.0%)
...........................................................................................................................
             46,000  L-3 Communications Holdings, Inc. (NON)                                                     4,140,000
...........................................................................................................................
             32,700  Northrop Grumman Corp.                                                                      3,296,487
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,436,487
--------------------------------------------------------------------------------------------------------------------------
Automotive (0.9%)
...........................................................................................................................
            171,700  Lear Corp. (NON)                                                                            6,548,638
--------------------------------------------------------------------------------------------------------------------------
Banking (3.1%)
...........................................................................................................................
             97,805  Charter One Financial, Inc.                                                                 2,655,406
...........................................................................................................................
             30,700  Greenpoint Financial Corp.                                                                  1,097,525
...........................................................................................................................
             71,270  M&T Bank Corp.                                                                              5,192,020
...........................................................................................................................
             85,300  North Fork Bancorporation, Inc.                                                             2,728,747
...........................................................................................................................
             36,600  South Trust Corp.                                                                             902,922
...........................................................................................................................
            191,300  Zions Bancorporation                                                                       10,058,554
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                22,635,174
--------------------------------------------------------------------------------------------------------------------------
Biotechnology (10.5%)
...........................................................................................................................
             68,100  Abgenix, Inc. (NON)                                                                         2,290,884
...........................................................................................................................
            157,800  Applera Corporation.-Applied
                     Biosystems Group                                                                            6,196,806
...........................................................................................................................
              9,400  Chiron Corp. (NON)                                                                            412,096
...........................................................................................................................
            145,007  Genzyme Corp. (NON)                                                                         8,680,119
...........................................................................................................................
            107,300  Gilead Sciences, Inc. (NON)                                                                 7,051,756
...........................................................................................................................
            134,300  IDEC Pharmaceuticals Corp. (NON)                                                            9,257,299
...........................................................................................................................
            118,600  IDEXX Laboratories, Inc. (NON)                                                              3,381,286
...........................................................................................................................
             17,400  Immunex Corp. (NON)                                                                           482,154
...........................................................................................................................
            112,700  Invitrogen Corp. (NON)                                                                      6,979,511
...........................................................................................................................
            293,200  MedImmune, Inc. (NON)                                                                      13,589,820
...........................................................................................................................
            165,800  Millennium Pharmaceuticals, Inc. (NON)                                                      4,063,758
...........................................................................................................................
            156,700  Protein Design Labs, Inc. (NON)                                                             5,139,760
...........................................................................................................................
             27,200  QIAGEN N.V. (Netherlands) (NON)                                                               504,832
...........................................................................................................................
             24,900  Scios, Inc. (NON)                                                                             591,873
...........................................................................................................................
            249,500  Waters Corp. (NON)                                                                          9,668,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                78,290,079
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.7%)
...........................................................................................................................
            283,000  Univision Communications, Inc. (NON)                                                       11,450,180
...........................................................................................................................
             25,990  Westwood One, Inc. (NON)                                                                      781,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,231,180
--------------------------------------------------------------------------------------------------------------------------
Cable Television (0.1%)
...........................................................................................................................
             39,500  Charter Communications, Inc. Class A (NON)                                                    648,985
--------------------------------------------------------------------------------------------------------------------------
Chemicals (0.7%)
...........................................................................................................................
            120,557  Ecolab, Inc.                                                                                4,852,419
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.9%)
...........................................................................................................................
            117,300  CDW Computer Centers, Inc. (NON)                                                            6,300,183
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.8%)
...........................................................................................................................
             54,500  Crown Castle International Corp. (NON)                                                        582,060
...........................................................................................................................
            288,400  Extreme Networks, Inc. (NON)                                                                3,720,360
...........................................................................................................................
             83,400  Juniper Networks, Inc. (NON)                                                                1,580,430
...........................................................................................................................
             57,800  Sonus Networks, Inc. (NON)                                                                    267,036
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,149,886
--------------------------------------------------------------------------------------------------------------------------
Computers (5.8%)
...........................................................................................................................
            147,300  Brocade Communications Systems, Inc. (NON)                                                  4,878,576
...........................................................................................................................
            194,600  Emulex Corp. (NON)                                                                          7,688,646
...........................................................................................................................
             18,500  Lexmark International, Inc. (NON)                                                           1,091,500
...........................................................................................................................
            134,900  McDATA Corp. Class A (NON)                                                                  3,305,050
...........................................................................................................................
             50,400  Mentor Graphics Corp. (NON)                                                                 1,187,928
...........................................................................................................................
             23,000  Network Appliance, Inc. (NON)                                                                 503,010
...........................................................................................................................
            226,900  QLogic Corp. (NON)                                                                         10,099,319
...........................................................................................................................
            251,200  Symbol Technologies, Inc.                                                                   3,989,056
...........................................................................................................................
            275,300  VeriSign, Inc. (NON)                                                                       10,472,412
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                43,215,497
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.6%)
...........................................................................................................................
            295,800  AmeriCredit Corp. (NON)                                                                     9,332,490
...........................................................................................................................
             33,200  Capital One Financial Corp.                                                                 1,791,140
...........................................................................................................................
            301,800  Metris Companies, Inc.                                                                      7,759,278
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                18,882,908
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.2%)
...........................................................................................................................
              9,900  Alberto-Culver Co. Class B                                                                    442,926
...........................................................................................................................
            261,100  Estee Lauder Companies, Inc. (The)
                     Class A                                                                                     8,370,866
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,813,792
--------------------------------------------------------------------------------------------------------------------------
Distribution (1.3%)
...........................................................................................................................
            377,100  SYSCO Corp.                                                                                 9,887,562
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.1%)
...........................................................................................................................
             17,200  Allegheny Energy, Inc.                                                                        622,984
--------------------------------------------------------------------------------------------------------------------------
Electronics (9.7%)
...........................................................................................................................
             13,400  Alpha Industries, Inc. (NON)                                                                  292,120
...........................................................................................................................
            178,300  Broadcom Corp. Class A (NON)                                                                7,287,121
...........................................................................................................................
            130,000  Celestica, Inc. (Canada) (NON)                                                              5,250,700
...........................................................................................................................
             16,700  FEI Co. (NON)                                                                                 526,217
...........................................................................................................................
            186,400  Integrated Device Technology, Inc. (NON)                                                    4,956,376
...........................................................................................................................
            264,300  Jabil Circuit, Inc. (NON)                                                                   6,004,896
...........................................................................................................................
            128,900  Linear Technology Corp.                                                                     5,032,256
...........................................................................................................................
            384,500  LSI Logic Corp. (NON)                                                                       6,067,410
...........................................................................................................................
             17,800  Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                               637,596
...........................................................................................................................
             26,600  Maxim Integrated Products, Inc. (NON)                                                       1,396,766
...........................................................................................................................
            198,000  Micrel, Inc. (NON)                                                                          5,193,540
...........................................................................................................................
            492,500  PerkinElmer, Inc.                                                                          17,247,350
...........................................................................................................................
            349,600  PMC - Sierra, Inc. (NON)                                                                    7,432,496
...........................................................................................................................
             21,300  RF Micro Devices, Inc. (NON)                                                                  409,599
...........................................................................................................................
            111,200  Semtech Corp. (NON)                                                                         3,968,728
...........................................................................................................................
             32,900  Solectron Corp. (NON)                                                                         371,112
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                72,074,283
--------------------------------------------------------------------------------------------------------------------------
Energy (3.0%)
...........................................................................................................................
            115,200  Cooper Cameron Corp. (NON)                                                                  4,649,472
...........................................................................................................................
            252,367  GlobalSantaFe Corp.                                                                         7,197,507
...........................................................................................................................
             14,200  Nabors Industries, Inc. (NON)                                                                 487,486
...........................................................................................................................
            163,300  Smith International, Inc. (NON)                                                             8,756,146
...........................................................................................................................
             29,593  Transocean Sedco Forex, Inc.                                                                1,000,835
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                22,091,446
--------------------------------------------------------------------------------------------------------------------------
Financial (1.0%)
...........................................................................................................................
             72,500  Moody's Corp.                                                                               2,889,850
...........................................................................................................................
             54,700  USA Education, Inc.                                                                         4,595,894
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 7,485,744
--------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.6%)
...........................................................................................................................
            155,800  International Game Technology (NON)                                                        10,641,140
...........................................................................................................................
             28,800  MGM Mirage, Inc. (NON)                                                                        831,456
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                11,472,596
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (5.7%)
...........................................................................................................................
            170,000  AmerisourceBergen Corp.                                                                    10,803,500
...........................................................................................................................
             69,800  Caremark Rx, Inc. (NON)                                                                     1,138,438
...........................................................................................................................
             20,900  Express Scripts, Inc. Class A (NON)                                                           977,284
...........................................................................................................................
             40,200  Health Net, Inc. (NON)                                                                        875,556
...........................................................................................................................
            125,100  Laboratory Corporation of
                     America Holdings (NON)                                                                     10,114,335
...........................................................................................................................
            238,800  Lincare Holdings, Inc. (NON)                                                                6,841,620
...........................................................................................................................
            106,000  Quest Diagnostics, Inc. (NON)                                                               7,601,260
...........................................................................................................................
             11,900  Trigon Healthcare, Inc. (NON)                                                                 826,455
...........................................................................................................................
             74,600  Universal Health Services, Inc. Class B (NON)                                               3,191,388
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                42,369,836
--------------------------------------------------------------------------------------------------------------------------
Insurance (1.2%)
...........................................................................................................................
            162,372  ACE, Ltd. (Bermuda)                                                                         6,519,236
...........................................................................................................................
             22,300  AMBAC Financial Group, Inc.                                                                 1,290,278
...........................................................................................................................
              9,600  Everest Re Group, Ltd. (Barbados)                                                             678,720
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,488,234
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.7%)
...........................................................................................................................
             16,501  A.G. Edwards, Inc.                                                                            728,849
...........................................................................................................................
             21,500  Bear Stearns Companies, Inc. (The)                                                          1,260,760
...........................................................................................................................
             59,700  Legg Mason, Inc.                                                                            2,983,806
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,973,415
--------------------------------------------------------------------------------------------------------------------------
Leisure (0.3%)
...........................................................................................................................
             37,400  Harley-Davidson, Inc.                                                                       2,031,194
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.6%)
...........................................................................................................................
             88,000  Four Seasons Hotels, Inc. (Canada)                                                          4,114,880
--------------------------------------------------------------------------------------------------------------------------
Media (0.2%)
...........................................................................................................................
             56,800  USA Networks, Inc. (NON)                                                                    1,551,208
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (3.4%)
...........................................................................................................................
             18,700  Charles River Laboratories
                     International, Inc. (NON)                                                                     626,076
...........................................................................................................................
            258,200  Cytyc Corp. (NON)                                                                           6,739,020
...........................................................................................................................
            107,800  Guidant Corp. (NON)                                                                         5,368,440
...........................................................................................................................
             17,000  St. Jude Medical, Inc. (NON)                                                                1,320,050
...........................................................................................................................
             72,800  Stryker Corp.                                                                               4,249,336
...........................................................................................................................
            223,500  Zimmer Holdings, Inc. (NON)                                                                 6,825,690
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                25,128,612
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (3.7%)
...........................................................................................................................
            157,900  Burlington Resources, Inc.                                                                  5,927,566
...........................................................................................................................
             29,500  EOG Resources, Inc.                                                                         1,153,745
...........................................................................................................................
              8,700  Kerr-McGee Corp.                                                                              476,760
...........................................................................................................................
             97,000  Murphy Oil Corp.                                                                            8,151,880
...........................................................................................................................
             22,652  Noble Drilling Corp. (NON)                                                                    771,074
...........................................................................................................................
            100,100  Ultramar Diamond Shamrock Corp.                                                             4,952,948
...........................................................................................................................
            146,000  Valero Energy Corp.                                                                         5,565,520
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                26,999,493
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (4.9%)
...........................................................................................................................
              9,897  Allergan, Inc. (SEG)                                                                          742,770
...........................................................................................................................
            164,600  Andrx Group (NON)                                                                          11,589,486
...........................................................................................................................
             16,700  Barr Laboratories, Inc. (NON)                                                               1,325,312
...........................................................................................................................
              7,000  Cephalon, Inc. (NON)                                                                          529,095
...........................................................................................................................
             11,600  Cima Labs, Inc. (NON)                                                                         419,340
...........................................................................................................................
              8,089  Enzon, Inc. (NON)                                                                             455,249
...........................................................................................................................
             19,000  Forest Laboratories, Inc. (NON)                                                             1,557,050
...........................................................................................................................
            189,527  IVAX Corp. (NON)                                                                            3,817,074
...........................................................................................................................
            256,800  King Pharmaceuticals, Inc. (NON)                                                           10,818,984
...........................................................................................................................
            142,100  Shire Pharmaceuticals Group PLC ADR
                     (United Kingdom) (NON)                                                                      5,200,860
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                36,455,220
--------------------------------------------------------------------------------------------------------------------------
Power Producers (0.2%)
...........................................................................................................................
             34,000  Calpine Corp. (NON)                                                                           570,860
...........................................................................................................................
             39,700  Mirant Corp. (NON)                                                                            635,994
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,206,854
--------------------------------------------------------------------------------------------------------------------------
Real Estate (0.9%)
...........................................................................................................................
            170,300  Boston Properties, Inc. (R)                                                                 6,471,400
--------------------------------------------------------------------------------------------------------------------------
Restaurants (2.8%)
...........................................................................................................................
             99,600  Darden Restaurants, Inc.                                                                    3,525,840
...........................................................................................................................
            894,500  Starbucks Corp. (NON)                                                                      17,040,225
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                20,566,065
--------------------------------------------------------------------------------------------------------------------------
Retail (6.2%)
...........................................................................................................................
            119,700  Bed Bath & Beyond, Inc. (NON)                                                               4,057,830
...........................................................................................................................
             63,800  Best Buy Co., Inc. (NON)                                                                    4,751,824
...........................................................................................................................
            117,500  Columbia Sportswear Co. (NON)                                                               3,912,750
...........................................................................................................................
            271,900  Family Dollar Stores, Inc.                                                                  8,151,562
...........................................................................................................................
             14,531  Jones Apparel Group, Inc. (NON)                                                               481,993
...........................................................................................................................
             12,821  Lands' End, Inc. (NON)                                                                        643,101
...........................................................................................................................
             76,500  RadioShack Corp.                                                                            2,302,650
...........................................................................................................................
             15,800  Ross Stores, Inc.                                                                             506,864
...........................................................................................................................
            146,267  Talbots, Inc. (The)                                                                         5,302,179
...........................................................................................................................
            107,200  Tiffany & Co.                                                                               3,373,584
...........................................................................................................................
            309,300  TJX Companies, Inc. (The)                                                                  12,328,698
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                45,813,035
--------------------------------------------------------------------------------------------------------------------------
Semiconductor (2.2%)
...........................................................................................................................
            119,500  KLA-Tencor Corp. (NON)                                                                      5,922,420
...........................................................................................................................
            131,400  LAM Research Corp. (NON)                                                                    3,051,108
...........................................................................................................................
            186,700  Novellus Systems, Inc. (NON)                                                                7,365,315
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,338,843
--------------------------------------------------------------------------------------------------------------------------
Software (7.4%)
...........................................................................................................................
            335,200  Adobe Systems, Inc.                                                                        10,407,959
...........................................................................................................................
             19,847  Amdocs, Ltd. (Guernsey) (NON)                                                                 674,203
...........................................................................................................................
             20,900  BEA Systems, Inc. (NON)                                                                       321,860
...........................................................................................................................
             15,900  Electronic Arts, Inc. (NON)                                                                   953,205
...........................................................................................................................
            122,900  Internet Security Systems, Inc. (NON)                                                       3,940,174
...........................................................................................................................
             24,700  Intuit, Inc. (NON)                                                                          1,056,666
...........................................................................................................................
            156,300  NETIQ Corp. (NON)                                                                           5,511,138
...........................................................................................................................
             28,700  Network Associates, Inc. (NON)                                                                741,895
...........................................................................................................................
            873,630  Peregrine Systems, Inc. (NON)                                                              12,955,933
...........................................................................................................................
            139,700  Retek, Inc. (NON)                                                                           4,172,839
...........................................................................................................................
             51,600  Siebel Systems, Inc. (NON)                                                                  1,443,768
...........................................................................................................................
             18,600  Symantec Corp. (NON)                                                                        1,233,738
...........................................................................................................................
             11,900  Synopsys, Inc. (NON)                                                                          702,933
...........................................................................................................................
             41,200  TIBCO Software, Inc. (NON)                                                                    615,116
...........................................................................................................................
            220,477  VERITAS Software Corp. (NON)                                                                9,883,984
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                54,615,411
--------------------------------------------------------------------------------------------------------------------------
Technology Services (6.1%)
...........................................................................................................................
             61,800  Affiliated Computer Services, Inc.
                     Class A (NON)                                                                               6,558,834
...........................................................................................................................
             60,000  Concord EFS, Inc. (NON)                                                                     1,966,800
...........................................................................................................................
            461,900  Convergys Corp. (NON) (SEG)                                                                17,316,631
...........................................................................................................................
             84,100  DST Systems, Inc. (NON)                                                                     4,192,385
...........................................................................................................................
            136,450  Fiserv, Inc. (NON)                                                                          5,774,564
...........................................................................................................................
             60,300  Jack Henry & Associates, Inc.                                                               1,316,952
...........................................................................................................................
            279,700  SunGard Data Systems, Inc. (NON)                                                            8,091,721
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                45,217,887
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.9%)
...........................................................................................................................
             56,600  Telephone and Data Systems, Inc.                                                            5,079,850
...........................................................................................................................
             33,100  Time Warner Telecom, Inc. Class A (NON)                                                       585,539
...........................................................................................................................
             28,877  Western Wireless Corp. Class A (NON)                                                          815,775
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,481,164
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $706,878,178)                                                                      $711,468,476
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.6%)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
        $65,453,064  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from
                     January 2, 2002 to February 28, 2002                                                      $65,368,644
...........................................................................................................................
         20,432,000  Interest in $750,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2001 with S.B.C. Warburg,
                     Inc. due January 2, 2002 with respect
                     to various U.S. Government
                     obligations -- maturity value of
                     $20,434,043 for an effective yield
                     of 1.80%                                                                                   20,432,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Short Term Investments
                     (cost $85,800,644)                                                                        $85,800,644
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $792,678,822) (b)                                                                  $797,269,120
--------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2001
-----------------------------------------------------------------------------
                                 Aggregate   Expiration     Unrealized
                 Total Value    Face Value     Date        Appreciation
..............................................................................
S&P 500 Index
(Long)           $14,939,600   $14,876,862    Mar-02          $62,738
-----------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Voyager Fund
The fund's portfolio
December 31, 2001

COMMON STOCKS (100.0%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Advertising and Marketing Services (0.5%)
...........................................................................................................................
            571,951  Interpublic Group of Companies, Inc.                                                      $16,895,433
...........................................................................................................................
             88,700  Omnicom Group, Inc.                                                                         7,925,345
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                24,820,778
--------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.9%)
...........................................................................................................................
             79,500  Boeing Co.                                                                                  3,083,010
...........................................................................................................................
              4,600  L-3 Communications Holdings, Inc. (NON)                                                       414,000
...........................................................................................................................
            468,270  Lockheed Martin Corp.                                                                      21,854,161
...........................................................................................................................
            442,870  Raytheon Co.                                                                               14,379,989
...........................................................................................................................
             78,700  Rockwell Collins, Inc.                                                                      1,534,650
...........................................................................................................................
             58,105  United Technologies Corp.                                                                   3,755,326
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                45,021,136
--------------------------------------------------------------------------------------------------------------------------
Airlines (0.1%)
...........................................................................................................................
            164,900  Southwest Airlines Co.                                                                      3,047,352
--------------------------------------------------------------------------------------------------------------------------
Automotive (0.3%)
...........................................................................................................................
            263,900  Delphi Automotive Systems Corp.                                                             3,604,874
...........................................................................................................................
            183,300  General Motors Corp.                                                                        8,908,380
...........................................................................................................................
             55,200  Johnson Controls, Inc.                                                                      4,457,400
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,970,654
--------------------------------------------------------------------------------------------------------------------------
Banking (5.5%)
...........................................................................................................................
            361,530  Bank of America Corp.                                                                      22,758,314
...........................................................................................................................
            693,302  Bank of New York Company, Inc. (The)                                                       28,286,722
...........................................................................................................................
             17,600  BB&T Corp.                                                                                    635,536
...........................................................................................................................
            302,725  Charter One Financial, Inc.                                                                 8,218,984
...........................................................................................................................
            482,750  Comerica, Inc.                                                                             27,661,575
...........................................................................................................................
            312,530  Fifth Third Bancorp                                                                        19,167,465
...........................................................................................................................
            191,430  M&T Bank Corp.                                                                             13,945,676
...........................................................................................................................
            578,910  Mellon Financial Corp.                                                                     21,778,594
...........................................................................................................................
            154,100  South Trust Corp.                                                                           3,801,647
...........................................................................................................................
            107,283  State Street Corp.                                                                          5,605,537
...........................................................................................................................
          3,506,923  U.S. Bancorp                                                                               73,399,898
...........................................................................................................................
            307,400  Washington Mutual, Inc.                                                                    10,051,980
...........................................................................................................................
            866,244  Wells Fargo & Co.                                                                          37,638,302
...........................................................................................................................
            304,070  Zions Bancorporation                                                                       15,988,001
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               288,938,231
--------------------------------------------------------------------------------------------------------------------------
Beverage (2.6%)
...........................................................................................................................
            644,600  Anheuser-Busch Companies, Inc.                                                             29,142,366
...........................................................................................................................
          1,068,550  Coca-Cola Co. (The)                                                                        50,382,133
...........................................................................................................................
            644,906  Coca-Cola Enterprises, Inc.                                                                12,214,520
...........................................................................................................................
            503,400  Pepsi Bottling Group, Inc. (The)                                                           11,829,900
...........................................................................................................................
            653,102  PepsiCo, Inc.                                                                              31,799,536
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               135,368,455
--------------------------------------------------------------------------------------------------------------------------
Biotechnology (2.0%)
...........................................................................................................................
            893,930  Amgen, Inc. (NON)                                                                          50,453,409
...........................................................................................................................
             60,400  Biogen, Inc. (NON)                                                                          3,463,940
...........................................................................................................................
             12,700  Chiron Corp. (NON)                                                                            556,768
...........................................................................................................................
            125,300  Genentech, Inc. (NON)                                                                       6,797,525
...........................................................................................................................
            253,720  Genzyme Corp. (NON)                                                                        15,187,679
...........................................................................................................................
             51,700  Gilead Sciences, Inc. (NON)                                                                 3,397,724
...........................................................................................................................
             10,600  ICOS Corp. (NON)                                                                              608,864
...........................................................................................................................
            104,049  Immunex Corp. (NON)                                                                         2,883,198
...........................................................................................................................
             57,800  Invitrogen Corp. (NON)                                                                      3,579,554
...........................................................................................................................
            294,700  MedImmune, Inc. (NON)                                                                      13,659,345
...........................................................................................................................
             74,000  Millennium Pharmaceuticals, Inc. (NON)                                                      1,813,740
...........................................................................................................................
             82,500  SICOR, Inc. (NON)                                                                           1,293,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               103,695,346
--------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.9%)
...........................................................................................................................
            728,650  Clear Channel Communications, Inc. (NON)                                                   37,095,572
...........................................................................................................................
            102,800  Cox Radio, Inc. Class A (NON)                                                               2,619,344
...........................................................................................................................
            125,530  Echostar Communications Corp. Class A (NON)                                                 3,448,309
...........................................................................................................................
            200,500  General Motors Corp. Class H (NON)                                                          3,097,725
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                46,260,950
--------------------------------------------------------------------------------------------------------------------------
Cable Television (0.4%)
...........................................................................................................................
             44,500  Adelphia Communications Corp. Class A (NON)                                                 1,387,510
...........................................................................................................................
             44,940  Charter Communications, Inc. Class A (NON)                                                    738,364
...........................................................................................................................
            577,330  Comcast Corp. Class A (NON)                                                                20,783,880
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                22,909,754
--------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.2%)
...........................................................................................................................
            135,130  Eaton Corp.                                                                                10,055,023
--------------------------------------------------------------------------------------------------------------------------
Chemicals (0.4%)
...........................................................................................................................
             83,200  Air Products & Chemicals, Inc.                                                              3,902,912
...........................................................................................................................
             32,500  Dow Chemical Co. (The)                                                                      1,097,850
...........................................................................................................................
            154,280  E.I. du Pont de Nemours & Co.                                                               6,558,443
...........................................................................................................................
             50,300  Eastman Chemical Co.                                                                        1,962,706
...........................................................................................................................
            102,700  PPG Industries, Inc.                                                                        5,311,644
...........................................................................................................................
              5,700  Sigma-Adrich Corp.                                                                            224,637
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                19,058,192
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.3%)
...........................................................................................................................
              9,200  Choicepoint, Inc. (NON)                                                                       466,348
...........................................................................................................................
             60,900  eBay, Inc. (NON)                                                                            4,074,210
...........................................................................................................................
             59,300  H&R Block, Inc.                                                                             2,650,710
...........................................................................................................................
             85,700  Iron Mountain, Inc. (NON)                                                                   3,753,660
...........................................................................................................................
             30,000  Paychex, Inc.                                                                               1,045,500
...........................................................................................................................
              8,900  Tech Data Corp. (NON)                                                                         385,192
...........................................................................................................................
             44,500  United Rentals, Inc. (NON)                                                                  1,010,150
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,385,770
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.9%)
...........................................................................................................................
            228,900  CIENA Corp. (NON)                                                                           3,275,559
...........................................................................................................................
          5,992,301  Cisco Systems, Inc. (NON)                                                                 108,520,571
...........................................................................................................................
            100,436  Comverse Technology, Inc. (NON)                                                             2,246,753
...........................................................................................................................
            110,300  Foundry Networks, Inc. (NON)                                                                  898,945
...........................................................................................................................
             11,200  Harris Corp.                                                                                  341,712
...........................................................................................................................
          1,285,815  Lucent Technologies, Inc.                                                                   8,087,776
...........................................................................................................................
            530,520  QUALCOMM, Inc. (NON)                                                                       26,791,260
...........................................................................................................................
             24,300  Tekelec (NON)                                                                                 440,073
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               150,602,649
--------------------------------------------------------------------------------------------------------------------------
Computers (4.9%)
...........................................................................................................................
            108,900  Brocade Communications Systems, Inc. (NON)                                                  3,606,768
...........................................................................................................................
          3,989,000  Compaq Computer Corp.                                                                      38,932,640
...........................................................................................................................
          1,669,592  Dell Computer Corp. (NON)                                                                  45,379,511
...........................................................................................................................
          1,466,300  EMC Corp. (NON)                                                                            19,707,072
...........................................................................................................................
             36,100  Emulex Corp. (NON)                                                                          1,426,311
...........................................................................................................................
            398,400  Hewlett-Packard Co.                                                                         8,183,136
...........................................................................................................................
            813,602  IBM Corp.                                                                                  98,413,298
...........................................................................................................................
            235,000  Lexmark International, Inc. (NON)                                                          13,865,000
...........................................................................................................................
            204,050  NCR Corp. (NON)                                                                             7,521,283
...........................................................................................................................
          1,206,700  Sun Microsystems, Inc. (NON)                                                               14,842,410
...........................................................................................................................
            174,589  VeriSign, Inc. (NON)                                                                        6,641,366
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               258,518,795
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (6.2%)
...........................................................................................................................
          5,652,173  General Electric Co. (SEG)                                                                226,539,094
...........................................................................................................................
            201,548  Honeywell International, Inc.                                                               6,816,353
...........................................................................................................................
          1,598,027  Tyco International, Ltd. (Bermuda)                                                         94,123,790
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               327,479,237
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.2%)
...........................................................................................................................
            312,496  Capital One Financial Corp.                                                                16,859,159
...........................................................................................................................
            169,300  Household International, Inc.                                                               9,809,242
...........................................................................................................................
            946,007  MBNA Corp.                                                                                 33,299,446
...........................................................................................................................
             32,200  Metris Companies, Inc.                                                                        827,862
...........................................................................................................................
            389,700  Providian Financial Corp.                                                                   1,383,435
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                62,179,144
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.3%)
...........................................................................................................................
              2,900  Avon Products, Inc.                                                                           134,850
...........................................................................................................................
            630,500  Colgate-Palmolive Co.                                                                      36,411,375
...........................................................................................................................
            477,830  Gillette Co. (The)                                                                         15,959,522
...........................................................................................................................
             61,300  Kimberly-Clark Corp.                                                                        3,665,740
...........................................................................................................................
            176,505  Procter & Gamble Co.                                                                       13,966,841
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                70,138,328
--------------------------------------------------------------------------------------------------------------------------
Consumer Services (--%)
...........................................................................................................................
              8,600  Hotel Reservations Network, Inc.
                     Class A (NON)                                                                                 395,600
...........................................................................................................................
             35,000  TMP Worldwide, Inc. (NON)                                                                   1,501,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,897,100
--------------------------------------------------------------------------------------------------------------------------
Distribution (0.3%)
...........................................................................................................................
             44,400  Ingram Micro, Inc. Class A (NON)                                                              769,008
...........................................................................................................................
            587,562  SYSCO Corp.                                                                                15,405,876
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,174,884
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.0%)
...........................................................................................................................
              1,900  Dominion Resources, Inc.                                                                      114,190
...........................................................................................................................
            307,300  Duke Energy Corp.                                                                          12,064,598
...........................................................................................................................
            728,100  Edison International (NON)                                                                 10,994,310
...........................................................................................................................
            211,500  Entergy Corp.                                                                               8,271,765
...........................................................................................................................
            199,400  Exelon Corp.                                                                                9,547,272
...........................................................................................................................
            108,670  FirstEnergy Corp.                                                                           3,801,277
...........................................................................................................................
            384,400  FPL Group, Inc.                                                                            21,680,160
...........................................................................................................................
            702,100  PG&E Corp.                                                                                 13,508,404
...........................................................................................................................
            236,690  Progress Energy, Inc.                                                                      10,658,151
...........................................................................................................................
            623,000  Reliant Energy, Inc.                                                                       16,521,960
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               107,162,087
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.3%)
...........................................................................................................................
            262,950  Emerson Electric Co.                                                                       15,014,445
--------------------------------------------------------------------------------------------------------------------------
Electronics (6.6%)
...........................................................................................................................
            108,064  Advanced Micro Devices, Inc. (NON)                                                          1,713,895
...........................................................................................................................
            948,500  Agere Systems, Inc. Class A (NON)                                                           5,396,965
...........................................................................................................................
            147,700  Agilent Technologies, Inc. (NON)                                                            4,210,927
...........................................................................................................................
            267,500  Altera Corp. (NON)                                                                          5,676,350
...........................................................................................................................
             40,880  Analog Devices, Inc. (NON)                                                                  1,814,663
...........................................................................................................................
             97,600  Arrow Electronics, Inc. (NON)                                                               2,918,240
...........................................................................................................................
            154,100  Avnet, Inc.                                                                                 3,924,927
...........................................................................................................................
            197,120  Broadcom Corp. Class A (NON)                                                                8,056,294
...........................................................................................................................
            207,500  Celestica, Inc. (Canada) (NON)                                                              8,380,925
...........................................................................................................................
             66,300  Conexant Systems, Inc. (NON)                                                                  952,068
...........................................................................................................................
            114,550  Cypress Semiconductor Corp. (NON)                                                           2,282,982
...........................................................................................................................
            133,400  Fairchild Semiconductor Corp. Class A (NON)                                                 3,761,880
...........................................................................................................................
            764,000  Flextronics International, Ltd.
                     (Singapore) (NON)                                                                          18,328,360
...........................................................................................................................
             81,600  Integrated Device Technology, Inc. (NON)                                                    2,169,744
...........................................................................................................................
          4,898,600  Intel Corp.                                                                               154,060,970
...........................................................................................................................
             58,500  Intersil Corp. Class A (NON)                                                                1,886,625
...........................................................................................................................
             85,200  Jabil Circuit, Inc. (NON)                                                                   1,935,744
...........................................................................................................................
             49,200  Lattice Semiconductor Corp. (NON)                                                           1,012,044
...........................................................................................................................
            197,298  Linear Technology Corp.                                                                     7,702,514
...........................................................................................................................
             82,401  LSI Logic Corp. (NON)                                                                       1,300,288
...........................................................................................................................
             43,610  Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                             1,562,110
...........................................................................................................................
            384,213  Maxim Integrated Products, Inc. (NON)                                                      20,175,025
...........................................................................................................................
             37,650  Microchip Technology, Inc. (NON)                                                            1,458,561
...........................................................................................................................
          2,935,250  Motorola, Inc.                                                                             44,087,455
...........................................................................................................................
             20,300  NVIDIA Corp. (NON)                                                                          1,358,070
...........................................................................................................................
            173,764  PMC - Sierra, Inc. (NON)                                                                    3,694,223
...........................................................................................................................
             26,000  RF Micro Devices, Inc. (NON)                                                                  499,980
...........................................................................................................................
            166,696  Sanmina Corp. (NON)                                                                         3,317,250
...........................................................................................................................
             35,050  Silicon Laboratories, Inc. (NON)                                                            1,181,536
...........................................................................................................................
            821,840  Texas Instruments, Inc.                                                                    23,011,520
...........................................................................................................................
             51,400  Thermo Electron Corp. (NON)                                                                 1,226,404
...........................................................................................................................
            189,920  Vishay Intertechnology, Inc. (NON)                                                          3,703,440
...........................................................................................................................
            123,150  Xilinx, Inc. (NON)                                                                          4,809,008
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               347,570,987
--------------------------------------------------------------------------------------------------------------------------
Energy (0.7%)
...........................................................................................................................
            365,500  Baker Hughes, Inc.                                                                         13,329,785
...........................................................................................................................
            169,300  BJ Services Co. (NON)                                                                       5,493,785
...........................................................................................................................
              3,500  ENSCO International, Inc.                                                                      86,975
...........................................................................................................................
            175,011  GlobalSantaFe Corp.                                                                         4,991,314
...........................................................................................................................
             83,200  Halliburton Co.                                                                             1,089,920
...........................................................................................................................
             49,346  Nabors Industries, Inc. (NON)                                                               1,694,048
...........................................................................................................................
            175,000  Schlumberger, Ltd.                                                                          9,616,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                36,302,077
--------------------------------------------------------------------------------------------------------------------------
Entertainment (1.2%)
...........................................................................................................................
             22,000  International Speedway Corp. Class A                                                          860,200
...........................................................................................................................
             37,850  Pixar, Inc. (NON)                                                                           1,361,086
...........................................................................................................................
          1,427,871  Viacom, Inc. Class B (NON)                                                                 63,040,505
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                65,261,791
--------------------------------------------------------------------------------------------------------------------------
Financial (3.5%)
...........................................................................................................................
              5,700  American Express Co.                                                                          203,433
...........................................................................................................................
          2,243,975  Citigroup, Inc.                                                                           113,275,858
...........................................................................................................................
             21,900  Fannie Mae                                                                                  1,741,050
...........................................................................................................................
            968,746  Freddie Mac                                                                                63,355,988
...........................................................................................................................
             73,400  Moody's Corp.                                                                               2,925,724
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               181,502,053
--------------------------------------------------------------------------------------------------------------------------
Food (0.7%)
...........................................................................................................................
            129,900  General Mills, Inc.                                                                         6,756,099
...........................................................................................................................
             22,800  Hershey Foods Corp.                                                                         1,543,560
...........................................................................................................................
            464,400  Kraft Foods, Inc. Class A                                                                  15,803,532
...........................................................................................................................
            554,700  Sara Lee Corp.                                                                             12,330,981
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                36,434,172
--------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (--%)
...........................................................................................................................
             36,400  MGM Mirage, Inc. (NON)                                                                      1,050,868
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.1%)
...........................................................................................................................
             17,200  AmerisourceBergen Corp.                                                                     1,093,060
...........................................................................................................................
                100  Anthem, Inc. (NON)                                                                              4,950
...........................................................................................................................
            360,400  Cardinal Health, Inc.                                                                      23,303,464
...........................................................................................................................
             48,512  CIGNA Corp.                                                                                 4,494,637
...........................................................................................................................
            128,600  DaVita, Inc. (NON)                                                                          3,144,270
...........................................................................................................................
             17,500  Express Scripts, Inc. Class A (NON)                                                           818,300
...........................................................................................................................
          1,079,050  HCA, Inc.                                                                                  41,586,587
...........................................................................................................................
             21,100  Lincare Holdings, Inc. (NON)                                                                  604,515
...........................................................................................................................
             91,900  McKesson Corp.                                                                              3,437,060
...........................................................................................................................
            192,100  Tenet Healthcare Corp. (NON)                                                               11,280,112
...........................................................................................................................
             45,200  Triad Hospitals, Inc. (NON)                                                                 1,326,620
...........................................................................................................................
             14,500  Trigon Healthcare, Inc. (NON)                                                               1,007,025
...........................................................................................................................
            263,820  UnitedHealth Group, Inc.                                                                   18,670,541
...........................................................................................................................
             12,600  Universal Health Services, Inc. Class B (NON)                                                 539,028
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               111,310,169
--------------------------------------------------------------------------------------------------------------------------
Insurance (2.9%)
...........................................................................................................................
            244,800  ACE, Ltd. (Bermuda)                                                                         9,828,720
...........................................................................................................................
            184,758  AFLAC, Inc.                                                                                 4,537,656
...........................................................................................................................
          1,408,424  American International Group, Inc.                                                        111,828,866
...........................................................................................................................
             66,500  Gallagher, Arthur J. & Co.                                                                  2,293,585
...........................................................................................................................
             32,700  PMI Group, Inc. (The)                                                                       2,191,227
...........................................................................................................................
             96,300  Radian Group, Inc.                                                                          4,136,085
...........................................................................................................................
            193,200  XL Capital, Ltd. Class A (Bermuda)                                                         17,650,752
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               152,466,891
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.8%)
...........................................................................................................................
            124,412  Charles Schwab Corp. (The)                                                                  1,924,654
...........................................................................................................................
             98,900  Federated Investors, Inc.                                                                   3,152,932
...........................................................................................................................
            218,100  Goldman Sachs Group, Inc. (The)                                                            20,228,775
...........................................................................................................................
            472,040  JPMorgan Chase & Co.                                                                       17,158,654
...........................................................................................................................
             46,100  Lehman Brothers Holdings, Inc.                                                              3,079,480
...........................................................................................................................
            169,550  Merrill Lynch & Company, Inc.                                                               8,836,946
...........................................................................................................................
            739,500  Morgan Stanley Dean Witter & Co.                                                           41,367,630
...........................................................................................................................
             15,700  Waddell & Reed Financial, Inc.                                                                505,540
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                96,254,611
--------------------------------------------------------------------------------------------------------------------------
Leisure (--%)
...........................................................................................................................
              2,700  Harley-Davidson, Inc.                                                                         146,637
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.3%)
...........................................................................................................................
            277,700  Carnival Corp. Class A                                                                      7,797,816
...........................................................................................................................
             60,200  Cendant Corp. (NON)                                                                         1,180,522
...........................................................................................................................
            164,320  Marriott International, Inc. Class A                                                        6,679,608
...........................................................................................................................
             80,600  Royal Caribbean Cruises, Ltd.                                                               1,305,720
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,963,666
--------------------------------------------------------------------------------------------------------------------------
Machinery (0.1%)
...........................................................................................................................
             88,100  Caterpillar, Inc.                                                                           4,603,225
...........................................................................................................................
              3,000  Deere (John) & Co.                                                                            130,980
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,734,205
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.1%)
...........................................................................................................................
             94,460  Illinois Tool Works, Inc.                                                                   6,396,831
--------------------------------------------------------------------------------------------------------------------------
Media (2.1%)
...........................................................................................................................
          2,167,975  AOL Time Warner, Inc. (NON)                                                                69,591,998
...........................................................................................................................
            328,120  Fox Entertainment Group, Inc. Class A (NON)                                                 8,705,024
...........................................................................................................................
            772,965  Liberty Media Corp. Class A (NON)                                                          10,821,510
...........................................................................................................................
            632,467  USA Networks, Inc. (NON)                                                                   17,272,674
...........................................................................................................................
            162,700  Walt Disney Co. (The)                                                                       3,371,144
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               109,762,350
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (1.7%)
...........................................................................................................................
            123,200  Baxter International, Inc.                                                                  6,607,216
...........................................................................................................................
             63,300  Beckman Coulter, Inc.                                                                       2,804,190
...........................................................................................................................
             49,500  Cytyc Corp. (NON)                                                                           1,291,950
...........................................................................................................................
            117,200  Guidant Corp. (NON)                                                                         5,836,560
...........................................................................................................................
          1,131,680  Medtronic, Inc.                                                                            57,953,333
...........................................................................................................................
              1,300  Serologicals Corp. (NON)                                                                       27,950
...........................................................................................................................
             95,600  St. Jude Medical, Inc. (NON)                                                                7,423,340
...........................................................................................................................
            100,860  Stryker Corp.                                                                               5,887,198
...........................................................................................................................
              9,300  Varian Medical Systems, Inc. (NON)                                                            662,718
...........................................................................................................................
             82,690  Zimmer Holdings, Inc. (NON)                                                                 2,525,353
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                91,019,808
--------------------------------------------------------------------------------------------------------------------------
Metals (0.2%)
...........................................................................................................................
             34,821  Barrick Gold Corp.                                                                            555,395
...........................................................................................................................
            559,500  Freeport-McMoRan Copper & Gold, Inc.
                     Class B (NON)                                                                               7,491,705
...........................................................................................................................
              4,100  USX-U.S. Steel Group (NON)                                                                     74,251
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 8,121,351
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
...........................................................................................................................
            638,066  Dynegy, Inc. Class A                                                                       16,270,683
...........................................................................................................................
             24,100  El Paso Corp.                                                                               1,075,101
...........................................................................................................................
            350,260  NiSource, Inc.                                                                              8,076,996
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                25,422,780
--------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (--%)
...........................................................................................................................
             17,900  Pitney Bowes, Inc.                                                                            673,219
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (3.5%)
...........................................................................................................................
            224,460  Anadarko Petroleum Corp.                                                                   12,760,551
...........................................................................................................................
              4,900  BP PLC ADR (United Kingdom)                                                                   227,899
...........................................................................................................................
             27,700  Burlington Resources, Inc.                                                                  1,039,858
...........................................................................................................................
             39,600  EOG Resources, Inc.                                                                         1,548,756
...........................................................................................................................
          2,845,200  Exxon Mobil Corp.                                                                         111,816,360
...........................................................................................................................
             58,700  Murphy Oil Corp.                                                                            4,933,148
...........................................................................................................................
             65,411  Noble Drilling Corp. (NON)                                                                  2,226,590
...........................................................................................................................
            239,600  Occidental Petroleum Corp.                                                                  6,356,588
...........................................................................................................................
            104,500  Phillips Petroleum Co.                                                                      6,297,170
...........................................................................................................................
            324,100  Royal Dutch Petroleum Co. PLC ADR
                     (Netherlands)                                                                              15,887,382
...........................................................................................................................
              3,300  TotalFinaElf SA ADR (France)                                                                  231,792
...........................................................................................................................
            465,100  Unocal Corp.                                                                               16,776,157
...........................................................................................................................
             71,400  Valero Energy Corp.                                                                         2,721,768
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               182,824,019
--------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products (0.9%)
...........................................................................................................................
              2,200  Boise Cascade Corp.                                                                            74,822
...........................................................................................................................
            153,900  International Paper Co.                                                                     6,209,865
...........................................................................................................................
             33,600  Packaging Corp. Of America (NON)                                                              609,840
...........................................................................................................................
            734,600  Smurfit-Stone Container Corp. (NON)                                                        11,731,562
...........................................................................................................................
            571,400  Weyerhaeuser Co.                                                                           30,901,312
...........................................................................................................................
              3,100  Willamette Industries, Inc.                                                                   161,572
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                49,688,973
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (13.6%)
...........................................................................................................................
            582,420  Abbott Laboratories                                                                        32,469,915
...........................................................................................................................
            231,600  Allergan, Inc.                                                                             17,381,580
...........................................................................................................................
          1,249,800  American Home Products Corp.                                                               76,687,728
...........................................................................................................................
                600  Andrx Group (NON)                                                                              42,246
...........................................................................................................................
            101,530  AstraZeneca PLC ADR (United Kingdom)                                                        4,731,298
...........................................................................................................................
            865,500  Bristol-Myers Squibb Co.                                                                   44,140,500
...........................................................................................................................
                600  Enzon, Inc. (NON)                                                                              33,768
...........................................................................................................................
             37,470  GlaxoSmithKline PLC ADR
                     (United Kingdom)                                                                            1,866,755
...........................................................................................................................
             16,000  ICN Pharmaceuticals, Inc.                                                                     536,000
...........................................................................................................................
          2,162,886  Johnson & Johnson                                                                         127,826,563
...........................................................................................................................
            123,300  King Pharmaceuticals, Inc. (NON)                                                            5,194,629
...........................................................................................................................
            338,387  Lilly (Eli) & Co.                                                                          26,576,915
...........................................................................................................................
             19,200  Medicis Pharmaceutical Corp. Class A (NON)                                                  1,240,128
...........................................................................................................................
          1,322,500  Merck & Company, Inc.                                                                      77,763,000
...........................................................................................................................
          5,126,232  Pfizer, Inc.                                                                              204,280,345
...........................................................................................................................
          1,240,150  Pharmacia Corp.                                                                            52,892,398
...........................................................................................................................
          1,124,350  Schering-Plough Corp.                                                                      40,262,974
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               713,926,742
--------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (--%)
...........................................................................................................................
            197,000  Xerox Corp.                                                                                 2,052,740
--------------------------------------------------------------------------------------------------------------------------
Power Producers (0.2%)
...........................................................................................................................
             13,800  AES Corp. (The) (NON)                                                                         225,630
...........................................................................................................................
             89,800  Aquila, Inc. (NON)                                                                          1,535,580
...........................................................................................................................
            616,150  Mirant Corp. (NON)                                                                          9,870,723
...........................................................................................................................
             31,000  Orion Power Holdings, Inc. (NON)                                                              809,100
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,441,033
--------------------------------------------------------------------------------------------------------------------------
Publishing (0.4%)
...........................................................................................................................
             18,200  Dow Jones & Co., Inc.                                                                         996,086
...........................................................................................................................
             22,800  Gannett Co., Inc.                                                                           1,532,844
...........................................................................................................................
             76,500  Knight-Ridder, Inc.                                                                         4,967,145
...........................................................................................................................
            119,000  McGraw-Hill Companies, Inc. (The)                                                           7,256,620
...........................................................................................................................
            128,000  Tribune Co.                                                                                 4,791,040
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                19,543,735
--------------------------------------------------------------------------------------------------------------------------
Railroads (0.3%)
...........................................................................................................................
            162,200  Burlington Northern Santa Fe Corp.                                                          4,627,566
...........................................................................................................................
             70,200  CSX Corp.                                                                                   2,460,510
...........................................................................................................................
            171,250  Union Pacific Corp.                                                                         9,761,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                16,849,326
--------------------------------------------------------------------------------------------------------------------------
Real Estate (0.1%)
...........................................................................................................................
            220,400  Equity Office Properties Trust (R)                                                          6,629,632
--------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.2%)
...........................................................................................................................
            215,700  BellSouth Corp.                                                                             8,228,955
...........................................................................................................................
          1,459,570  SBC Communications, Inc.                                                                   57,171,357
...........................................................................................................................
          1,078,560  Verizon Communications, Inc.                                                               51,188,458
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               116,588,770
--------------------------------------------------------------------------------------------------------------------------
Restaurants (0.4%)
...........................................................................................................................
              6,800  Darden Restaurants, Inc.                                                                      240,720
...........................................................................................................................
            418,070  McDonald's Corp.                                                                           11,066,313
...........................................................................................................................
             85,700  Starbucks Corp. (NON)                                                                       1,632,585
...........................................................................................................................
            196,200  Tricon Global Restaurants, Inc. (NON)                                                       9,653,040
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                22,592,658
--------------------------------------------------------------------------------------------------------------------------
Retail (7.8%)
...........................................................................................................................
             93,350  99 Cents Only Stores (NON)                                                                  3,556,635
...........................................................................................................................
             97,030  AutoZone, Inc. (NON)                                                                        6,966,754
...........................................................................................................................
             11,000  Barnes & Noble, Inc. (NON)                                                                    325,600
...........................................................................................................................
            203,925  Bed Bath & Beyond, Inc. (NON)                                                               6,913,058
...........................................................................................................................
             37,700  Best Buy Companies, Inc. (NON)                                                              2,807,896
...........................................................................................................................
             23,800  Blockbuster, Inc. Class A                                                                     599,760
...........................................................................................................................
            117,800  Circuit City Stores-Circuit City Group                                                      3,056,910
...........................................................................................................................
            254,455  CVS Corp.                                                                                   7,531,868
...........................................................................................................................
              5,400  Dollar Tree Stores, Inc. (NON)                                                                166,914
...........................................................................................................................
            107,900  Family Dollar Stores, Inc.                                                                  3,234,842
...........................................................................................................................
            132,600  Federated Department Stores, Inc. (NON)                                                     5,423,340
...........................................................................................................................
              8,100  Foot Locker, Inc. (NON)                                                                       126,765
...........................................................................................................................
          1,314,092  Home Depot, Inc. (The)                                                                     67,031,833
...........................................................................................................................
          1,334,900  Intimate Brands, Inc.                                                                      19,836,614
...........................................................................................................................
            160,700  J.C. Penney Co., Inc.                                                                       4,322,830
...........................................................................................................................
             20,500  Jones Apparel Group, Inc. (NON)                                                               679,985
...........................................................................................................................
             15,800  Kohls Corp. (NON)                                                                           1,112,952
...........................................................................................................................
            877,722  Kroger Co. (NON)                                                                           18,318,058
...........................................................................................................................
            477,900  Limited, Inc. (The)                                                                         7,034,688
...........................................................................................................................
          1,192,620  Lowe's Companies, Inc.                                                                     55,349,494
...........................................................................................................................
            374,100  Office Depot, Inc. (NON)                                                                    6,935,814
...........................................................................................................................
          1,214,870  Rite Aid Corp. (NON)                                                                        6,147,242
...........................................................................................................................
            193,460  Safeway, Inc. (NON)                                                                         8,076,955
...........................................................................................................................
             34,500  Staples, Inc. (NON)                                                                           645,150
...........................................................................................................................
            577,900  Target Corp.                                                                               23,722,795
...........................................................................................................................
          1,346,701  TJX Companies, Inc. (The)                                                                  53,679,502
...........................................................................................................................
          1,563,300  Wal-Mart Stores, Inc.                                                                      89,967,915
...........................................................................................................................
             24,900  Walgreen Co.                                                                                  838,134
...........................................................................................................................
            125,900  Whole Foods Market, Inc. (NON)                                                              5,484,204
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               409,894,507
--------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.5%)
...........................................................................................................................
            415,333  Applied Materials, Inc. (NON)                                                              16,654,853
...........................................................................................................................
            136,100  KLA-Tencor Corp. (NON)                                                                      6,745,116
...........................................................................................................................
             56,000  LAM Research Corp. (NON)                                                                    1,300,320
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                24,700,289
--------------------------------------------------------------------------------------------------------------------------
Software (6.3%)
...........................................................................................................................
            156,100  Activision, Inc. (NON)                                                                      4,060,161
...........................................................................................................................
            116,900  Adobe Systems, Inc.                                                                         3,629,745
...........................................................................................................................
             15,800  Amdocs, Ltd. (Guernsey) (NON)                                                                 536,726
...........................................................................................................................
            599,907  BMC Software, Inc. (NON)                                                                    9,820,478
...........................................................................................................................
             58,800  Citrix Systems, Inc. (NON)                                                                  1,332,408
...........................................................................................................................
             36,300  Compuware Corp. (NON)                                                                         427,977
...........................................................................................................................
            164,444  Electronic Arts, Inc. (NON)                                                                 9,858,418
...........................................................................................................................
            203,500  I2 Technologies, Inc. (NON)                                                                 1,607,650
...........................................................................................................................
          3,581,556  Microsoft Corp. (NON) (SEG)                                                               237,278,076
...........................................................................................................................
          2,519,402  Oracle Corp. (NON)                                                                         34,792,942
...........................................................................................................................
            125,500  PeopleSoft, Inc. (NON)                                                                      5,045,100
...........................................................................................................................
            110,227  Rational Software Corp. (NON)                                                               2,149,427
...........................................................................................................................
             16,300  Retek, Inc. (NON)                                                                             486,881
...........................................................................................................................
            268,880  Siebel Systems, Inc. (NON)                                                                  7,523,262
...........................................................................................................................
             39,100  Symantec Corp. (NON)                                                                        2,593,503
...........................................................................................................................
            293,830  VERITAS Software Corp. (NON)                                                               13,172,399
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               334,315,153
--------------------------------------------------------------------------------------------------------------------------
Technology Services (1.2%)
...........................................................................................................................
            378,900  Accenture, Ltd. Class A (Bermuda) (NON)                                                    10,199,988
...........................................................................................................................
             18,400  Affiliated Computer Services, Inc.
                     Class A (NON)                                                                               1,952,792
...........................................................................................................................
            579,350  Automatic Data Processing, Inc.                                                            34,123,715
...........................................................................................................................
             14,800  Checkfree Corp. (NON)                                                                         266,400
...........................................................................................................................
             54,770  Computer Sciences Corp. (NON)                                                               2,682,635
...........................................................................................................................
            125,907  Convergys Corp. (NON)                                                                       4,720,253
...........................................................................................................................
             75,239  Electronic Data Systems Corp.                                                               5,157,633
...........................................................................................................................
             39,800  Fiserv, Inc. (NON)                                                                          1,684,336
...........................................................................................................................
             16,300  KPMG Consulting, Inc. (NON)                                                                   270,091
...........................................................................................................................
            196,500  Unisys Corp. (NON)                                                                          2,464,110
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                63,521,953
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (2.0%)
...........................................................................................................................
            544,870  AT&T Corp.                                                                                  9,883,942
...........................................................................................................................
            344,058  AT&T Wireless Services, Inc. (NON)                                                          4,944,113
...........................................................................................................................
            127,500  Citizens Communications Co. (NON)                                                           1,359,150
...........................................................................................................................
              1,900  Level 3 Communications, Inc. (NON)                                                              9,500
...........................................................................................................................
          1,063,079  Nextel Communications, Inc. Class A (NON)                                                  11,651,346
...........................................................................................................................
          1,182,950  Qwest Communications International, Inc.                                                   16,715,084
...........................................................................................................................
            465,280  Sprint Corp. (FON Group)                                                                    9,342,822
...........................................................................................................................
          1,626,130  Sprint Corp. (PCS Group) (NON)                                                             39,693,833
...........................................................................................................................
             16,700  Telephone and Data Systems, Inc.                                                            1,498,825
...........................................................................................................................
             25,700  Time Warner Telecom, Inc. Class A (NON)                                                       454,633
...........................................................................................................................
             26,500  Triton PCS Holdings, Inc. Class A (NON)                                                       777,775
...........................................................................................................................
             21,600  Western Wireless Corp. Class A (NON)                                                          610,200
...........................................................................................................................
            620,000  Worldcom, Inc.-WorldCom Group (NON)                                                         8,729,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               105,670,823
--------------------------------------------------------------------------------------------------------------------------
Textiles (0.2%)
...........................................................................................................................
              1,800  Nike, Inc.                                                                                    101,232
...........................................................................................................................
            371,000  Reebok International, Ltd. (NON)                                                            9,831,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 9,932,732
--------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (--%)
...........................................................................................................................
             88,800  Goodyear Tire & Rubber Co. (The)                                                            2,114,328
--------------------------------------------------------------------------------------------------------------------------
Tobacco (2.0%)
...........................................................................................................................
          2,231,800  Philip Morris Companies, Inc.                                                             102,328,030
...........................................................................................................................
              2,600  R.J. Reynolds Tobacco Holdings, Inc.                                                          146,380
...........................................................................................................................
             22,600  UST, Inc.                                                                                     791,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               103,265,410
--------------------------------------------------------------------------------------------------------------------------
Toys (0.3%)
...........................................................................................................................
            827,700  Mattel, Inc.                                                                               14,236,440
--------------------------------------------------------------------------------------------------------------------------
Transportation Services (--%)
...........................................................................................................................
             44,100  United Parcel Service, Inc. Class B                                                         2,403,450
--------------------------------------------------------------------------------------------------------------------------
Waste Management (0.4%)
...........................................................................................................................
            279,700  Allied Waste Industries, Inc. (NON)                                                         3,932,582
...........................................................................................................................
            597,550  Waste Management, Inc.                                                                     19,067,821
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                23,000,403
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $5,317,828,235)                                                                  $5,266,285,892
--------------------------------------------------------------------------------------------------------------------------
UNITS (--%)(a) (NON)
--------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                      Value
...........................................................................................................................
             40,500  Rite Aid Corp., Ltd. 144A Structured
                     Call Warrants (issued by Salomon
                     Smith Barney Holdings, Inc.)
                     expiration 4/8/02                                                                            $154,832
...........................................................................................................................
              6,500  Royal Caribbean Cruises, Ltd. 144A
                     Structured Call Warrants (issued by
                     UBS, AG) expiration 1/17/03                                                                    18,980
--------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $160,440)                                                                              $173,812
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.2%)(a)(cost $60,892,799)
--------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                     Value
...........................................................................................................................
        $60,971,438  Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.78% to 2.625%
                     and due dates ranging from
                     January 2, 2002 to
                     February 28, 2002 (d)                                                                     $60,892,799
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $5,378,881,474) (b)                                                              $5,327,352,503
--------------------------------------------------------------------------------------------------------------------------
See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Voyager Fund II
The fund's portfolio
December 31, 2001

Common Stocks (99.7%) (a)
--------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                     Value
...........................................................................................................................
Aerospace and Defense (0.1%)
...........................................................................................................................
                260  Northrop Grumman Corp.                                                                        $26,211
--------------------------------------------------------------------------------------------------------------------------
Airlines (1.2%)
...........................................................................................................................
              5,380  Ryanair Holdings PLC ADR (Ireland) (NON)                                                      172,429
...........................................................................................................................
              3,700  Southwest Airlines Co.                                                                         68,376
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   240,805
--------------------------------------------------------------------------------------------------------------------------
Automotive (0.4%)
...........................................................................................................................
              3,100  Gentex Corp. (NON)                                                                             82,863
--------------------------------------------------------------------------------------------------------------------------
Banking (3.1%)
...........................................................................................................................
              1,200  Bank of New York Company, Inc. (The)                                                           48,960
...........................................................................................................................
              4,100  Fifth Third Bancorp                                                                           251,453
...........................................................................................................................
              7,100  TCF Financial Corp.                                                                           340,658
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   641,071
--------------------------------------------------------------------------------------------------------------------------
Beverage (0.2%)
...........................................................................................................................
                890  PepsiCo, Inc.                                                                                  43,334
--------------------------------------------------------------------------------------------------------------------------
Biotechnology (3.9%)
...........................................................................................................................
              1,600  Genzyme Corp. (NON)                                                                            95,776
...........................................................................................................................
              1,400  IDEC Pharmaceuticals Corp. (NON)                                                               96,502
...........................................................................................................................
              3,200  ILEX Oncology, Inc. (NON)                                                                      86,528
...........................................................................................................................
              2,700  InterMune, Inc. (NON)                                                                         133,002
...........................................................................................................................
              3,600  Invitrogen Corp. (NON)                                                                        222,948
...........................................................................................................................
              2,800  Ligand Pharmaceuticals, Inc. Class B (NON)                                                     50,120
...........................................................................................................................
              1,230  MedImmune, Inc. (NON)                                                                          57,011
...........................................................................................................................
              3,200  Scios, Inc. (NON)                                                                              76,064
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   817,951
--------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (5.1%)
...........................................................................................................................
              3,500  CDW Computer Centers, Inc. (NON)                                                              187,985
...........................................................................................................................
              4,100  Choicepoint, Inc. (NON)                                                                       207,829
...........................................................................................................................
              3,300  Cintas Corp. (NON)                                                                            158,400
...........................................................................................................................
              4,600  Corporate Executive Board Co. (The) (NON)                                                     168,820
...........................................................................................................................
              2,200  eBay, Inc. (NON)                                                                              147,180
...........................................................................................................................
              5,500  Exult, Inc. (NON)                                                                              88,275
...........................................................................................................................
              1,500  Paychex, Inc.                                                                                  52,275
...........................................................................................................................
              1,420  Weight Watchers International, Inc. (NON)                                                      48,024
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,058,788
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.9%)
...........................................................................................................................
              5,990  Cisco Systems, Inc. (NON)                                                                     108,479
...........................................................................................................................
              5,250  Extreme Networks, Inc. (NON)                                                                   67,725
...........................................................................................................................
              2,300  Juniper Networks, Inc. (NON)                                                                   43,585
...........................................................................................................................
                830  Nokia OYJ ADR (Finland)                                                                        20,360
...........................................................................................................................
              1,590  QUALCOMM, Inc. (NON)                                                                           80,295
...........................................................................................................................
             17,400  Sonus Networks, Inc. (NON)                                                                     80,388
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   400,832
--------------------------------------------------------------------------------------------------------------------------
Computer-- Hardware (4.4%)
...........................................................................................................................
              3,600  Brocade Communications Systems, Inc. (NON)                                                    119,232
...........................................................................................................................
              2,890  Dell Computer Corp. (NON)                                                                      78,550
...........................................................................................................................
              7,000  Emulex Corp. (NON)                                                                            276,570
...........................................................................................................................
              1,310  Hewlett-Packard Co.                                                                            26,907
...........................................................................................................................
                760  IBM Corp.                                                                                      91,930
...........................................................................................................................
              3,900  McDATA Corp. Class A (NON)                                                                     95,550
...........................................................................................................................
              5,200  QLogic Corp. (NON)                                                                            231,452
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   920,191
--------------------------------------------------------------------------------------------------------------------------
Computer-- Services (1.3%)
...........................................................................................................................
                630  BISYS Group, Inc. (The) (NON)                                                                  40,314
...........................................................................................................................
                800  Electronic Data Systems Corp.                                                                  54,840
...........................................................................................................................
              3,100  Jack Henry & Associates, Inc.                                                                  67,704
...........................................................................................................................
              2,835  VeriSign, Inc. (NON)                                                                          107,843
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   270,701
--------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.5%)
...........................................................................................................................
              4,450  General Electric Co.                                                                          178,356
...........................................................................................................................
              2,230  Tyco International, Ltd. (Bermuda)                                                            131,347
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   309,703
--------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.5%)
...........................................................................................................................
              1,880  AmeriCredit Corp. (NON)                                                                        59,314
...........................................................................................................................
                950  Capital One Financial Corp.                                                                    51,253
...........................................................................................................................
                750  Providian Financial Corp.                                                                       2,663
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   113,230
--------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.1%)
...........................................................................................................................
                385  Colgate-Palmolive Co.                                                                          22,234
--------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.8%)
...........................................................................................................................
              3,700  TMP Worldwide, Inc. (NON)                                                                     158,730
--------------------------------------------------------------------------------------------------------------------------
Electronics (15.7%)
...........................................................................................................................
              3,900  Alpha Industries, Inc. (NON)                                                                   85,020
...........................................................................................................................
              6,700  Applied Micro Circuits Corp. (NON)                                                             75,844
...........................................................................................................................
                940  Broadcom Corp. Class A (NON)                                                                   38,418
...........................................................................................................................
              4,000  DDi Corp. (NON)                                                                                39,360
...........................................................................................................................
              3,700  Exar Corp. (NON)                                                                               77,145
...........................................................................................................................
              8,300  Finisar Corp. (NON)                                                                            84,411
...........................................................................................................................
              5,060  Flextronics International, Ltd. (Singapore) (NON)                                             121,389
...........................................................................................................................
              3,000  Integrated Device Technology, Inc. (NON)                                                       79,770
...........................................................................................................................
              4,870  Intel Corp.                                                                                   153,162
...........................................................................................................................
              6,300  Jabil Circuit, Inc. (NON)                                                                     143,136
...........................................................................................................................
                385  KLA-Tencor Corp. (NON)                                                                         19,081
...........................................................................................................................
              2,200  LAM Research Corp. (NON)                                                                       51,084
...........................................................................................................................
              5,600  Linear Technology Corp.                                                                       218,624
...........................................................................................................................
              2,560  LSI Logic Corp. (NON)                                                                          40,397
...........................................................................................................................
              3,400  LTX Corp. (NON)                                                                                71,196
...........................................................................................................................
             10,100  Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                               361,782
...........................................................................................................................
              7,790  Maxim Integrated Products, Inc. (NON)                                                         409,053
...........................................................................................................................
              2,200  Micrel, Inc. (NON)                                                                             57,706
...........................................................................................................................
              3,400  Microchip Technology, Inc. (NON)                                                              131,716
...........................................................................................................................
              2,000  Novellus Systems, Inc. (NON)                                                                   78,900
...........................................................................................................................
              1,800  PerkinElmer, Inc.                                                                              63,036
...........................................................................................................................
              2,560  Plexus Corp. (NON)                                                                             67,994
...........................................................................................................................
              3,600  PMC - Sierra, Inc. (NON)                                                                       76,536
...........................................................................................................................
              3,600  RF Micro Devices, Inc. (NON)                                                                   69,228
...........................................................................................................................
              9,710  Sanmina Corp. (NON)                                                                           193,229
...........................................................................................................................
              4,400  Semtech Corp. (NON)                                                                           157,036
...........................................................................................................................
              6,200  Silicon Laboratories, Inc. (NON)                                                              209,002
...........................................................................................................................
              2,560  Solectron Corp. (NON)                                                                          28,877
...........................................................................................................................
              1,700  Varian Semiconductor Equipment                                                                 58,803
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,260,935
--------------------------------------------------------------------------------------------------------------------------
Energy (2.6%)
...........................................................................................................................
              3,500  BJ Services Co. (NON)                                                                         113,575
...........................................................................................................................
              2,700  ENSCO International, Inc.                                                                      67,095
...........................................................................................................................
              3,000  Nabors Industries, Inc. (NON)                                                                 102,990
...........................................................................................................................
              3,600  National-Oilwell, Inc. (NON)                                                                   74,196
...........................................................................................................................
              2,400  Patterson-UTI Energy, Inc. (NON)                                                               55,944
...........................................................................................................................
              8,900  Varco International, Inc. (NON)                                                               133,322
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   547,122
--------------------------------------------------------------------------------------------------------------------------
Entertainment (1.0%)
...........................................................................................................................
              4,710  Viacom, Inc. Class B (NON)                                                                    207,947
--------------------------------------------------------------------------------------------------------------------------
Financial (0.6%)
...........................................................................................................................
              1,070  Citigroup, Inc.                                                                                54,014
...........................................................................................................................
                970  Fannie Mae                                                                                     77,115
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   131,129
--------------------------------------------------------------------------------------------------------------------------
Food (0.6%)
...........................................................................................................................
                770  Kraft Foods, Inc. Class A                                                                      26,203
...........................................................................................................................
              2,300  Krispy Kreme Doughnuts, Inc. (NON)                                                            101,660
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   127,863
--------------------------------------------------------------------------------------------------------------------------
Health Care Services (7.3%)
...........................................................................................................................
              3,430  Accredo Health, Inc. (NON)                                                                    136,171
...........................................................................................................................
              6,500  AdvancePCS (NON)                                                                              190,775
...........................................................................................................................
              3,350  AmerisourceBergen Corp.                                                                       212,893
...........................................................................................................................
                900  Anthem, Inc. (NON)                                                                             44,550
...........................................................................................................................
              9,500  Caremark Rx, Inc. (NON)                                                                       154,945
...........................................................................................................................
              4,500  Community Health Systems, Inc. (NON)                                                          114,750
...........................................................................................................................
              1,140  HCA, Inc.                                                                                      43,936
...........................................................................................................................
             10,100  Healthsouth Corp. (NON)                                                                       149,682
...........................................................................................................................
                910  McKesson Corp.                                                                                 34,034
...........................................................................................................................
              3,700  Pharmaceutical Product
                     Development, Inc. (NON)                                                                       119,547
...........................................................................................................................
              4,600  Province Healthcare Co. (NON)                                                                 141,956
...........................................................................................................................
              1,200  Quest Diagnostics, Inc. (NON)                                                                  86,052
...........................................................................................................................
              1,110  UnitedHealth Group, Inc.                                                                       78,555
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,507,846
--------------------------------------------------------------------------------------------------------------------------
Insurance (0.4%)
...........................................................................................................................
                870  American International Group, Inc.                                                             69,078
...........................................................................................................................
                230  XL Capital, Ltd. Class A (Bermuda)                                                             21,013
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    90,091
--------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.6%)
...........................................................................................................................
                800  Lehman Brothers Holdings, Inc.                                                                 53,440
...........................................................................................................................
              1,430  Morgan Stanley Dean Witter & Co.                                                               79,994
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   133,434
--------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.7%)
...........................................................................................................................
              2,560  Cendant Corp. (NON)                                                                            50,202
...........................................................................................................................
             14,300  Extended Stay America, Inc. (NON)                                                             234,520
...........................................................................................................................
              1,400  Four Seasons Hotels, Inc. (Canada)                                                             65,464
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   350,186
--------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.2%)
...........................................................................................................................
              1,700  Shaw Group, Inc. (NON)                                                                         39,950
--------------------------------------------------------------------------------------------------------------------------
Media (8.8%)
...........................................................................................................................
              1,920  AOL Time Warner, Inc. (NON)                                                                    61,632
...........................................................................................................................
              2,400  Cox Radio, Inc. Class A (NON)                                                                  61,152
...........................................................................................................................
              1,440  Echostar Communications Corp. Class A (NON)                                                    39,557
...........................................................................................................................
              5,300  Entercom Communications Corp. (NON)                                                           265,000
...........................................................................................................................
              4,200  Hispanic Broadcasting Corp. (NON)                                                             107,100
...........................................................................................................................
              7,000  Lamar Advertising Co. (NON)                                                                   296,380
...........................................................................................................................
              7,900  Radio One, Inc. Class A (NON)                                                                 145,913
...........................................................................................................................
             11,700  Radio One, Inc. Class D (NON)                                                                 210,717
...........................................................................................................................
              7,300  Univision Communications, Inc. (NON)                                                          295,358
...........................................................................................................................
             11,800  Westwood One, Inc. (NON)                                                                      354,590
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,837,399
--------------------------------------------------------------------------------------------------------------------------
Medical Technology (6.2%)
...........................................................................................................................
              7,000  Charles River Laboratories
                     International, Inc. (NON)                                                                     234,360
...........................................................................................................................
              8,010  Cytyc Corp. (NON)                                                                             209,061
...........................................................................................................................
              1,300  Haemonetics Corp. (NON)                                                                        44,096
...........................................................................................................................
              2,060  Medtronic, Inc.                                                                               105,493
...........................................................................................................................
              1,700  ResMed, Inc. (NON)                                                                             91,664
...........................................................................................................................
              1,700  Respironics, Inc. (NON)                                                                        58,888
...........................................................................................................................
              5,200  Stryker Corp.                                                                                 303,524
...........................................................................................................................
              1,800  Varian Medical Systems, Inc. (NON)                                                            128,268
...........................................................................................................................
              3,600  Zimmer Holdings, Inc. (NON)                                                                   109,944
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,285,298
--------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.2%)
...........................................................................................................................
              1,515  Dynegy, Inc. Class A                                                                           38,633
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.4%)
...........................................................................................................................
              2,000  EOG Resources, Inc.                                                                            78,220
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (8.0%)
...........................................................................................................................
                970  Allergan, Inc.                                                                                 72,799
...........................................................................................................................
              1,210  Andrx Group (NON)                                                                              85,196
...........................................................................................................................
                700  Bristol-Myers Squibb Co.                                                                       35,700
...........................................................................................................................
              4,900  Cephalon, Inc. (NON)                                                                          370,367
...........................................................................................................................
              1,980  Johnson & Johnson                                                                             117,018
...........................................................................................................................
              5,951  King Pharmaceuticals, Inc. (NON)                                                              250,716
...........................................................................................................................
              1,170  Lilly (Eli) & Co.                                                                              91,892
...........................................................................................................................
              1,700  Medicis Pharmaceutical Corp. Class A (NON)                                                    109,803
...........................................................................................................................
              5,380  Pfizer, Inc.                                                                                  214,393
...........................................................................................................................
              3,000  Schering-Plough Corp.                                                                         107,430
...........................................................................................................................
              5,900  Shire Pharmaceuticals Group PLC ADR
                     (United Kingdom) (NON)                                                                        215,940
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,671,254
--------------------------------------------------------------------------------------------------------------------------
Power Producers (0.1%)
...........................................................................................................................
              1,845  Mirant Corp. (NON)                                                                             29,557
--------------------------------------------------------------------------------------------------------------------------
Restaurants (1.0%)
...........................................................................................................................
              1,500  Applebee's International, Inc.                                                                 51,300
...........................................................................................................................
              7,630  Starbucks Corp. (NON)                                                                         145,352
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   196,652
--------------------------------------------------------------------------------------------------------------------------
Retail (8.6%)
...........................................................................................................................
              3,400  AutoZone, Inc. (NON)                                                                          244,120
...........................................................................................................................
             16,100  Bed Bath & Beyond, Inc. (NON)                                                                 545,779
...........................................................................................................................
                390  Best Buy Co., Inc. (NON)                                                                       29,047
...........................................................................................................................
              1,900  Columbia Sportswear Co. (NON)                                                                  63,270
...........................................................................................................................
              7,700  Dollar Tree Stores, Inc. (NON)                                                                238,007
...........................................................................................................................
              4,200  Family Dollar Stores, Inc.                                                                    125,916
...........................................................................................................................
              2,300  Kohls Corp. (NON)                                                                             162,012
...........................................................................................................................
              3,030  Lowe's Companies, Inc.                                                                        140,622
...........................................................................................................................
                420  O'Reilly Automotive, Inc. (NON)                                                                15,317
...........................................................................................................................
              2,400  Tiffany & Co.                                                                                  75,528
...........................................................................................................................
              2,480  Wal-Mart Stores, Inc.                                                                         142,724
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,782,342
--------------------------------------------------------------------------------------------------------------------------
Schools (1.3%)
...........................................................................................................................
              2,950  Apollo Group, Inc. Class A (NON)                                                              132,780
...........................................................................................................................
              5,600  SmartForce PLC ADR (Ireland) (NON)                                                            138,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   271,380
--------------------------------------------------------------------------------------------------------------------------
Software (8.2%)
...........................................................................................................................
              2,875  Advent Software, Inc. (NON)                                                                   143,606
...........................................................................................................................
              1,900  Electronic Arts, Inc. (NON)                                                                   113,905
...........................................................................................................................
             10,400  Informatica Corp. (NON)                                                                       150,904
...........................................................................................................................
              1,710  Internet Security Systems, Inc. (NON)                                                          54,823
...........................................................................................................................
              7,100  Manugistics Group, Inc. (NON)                                                                 149,668
...........................................................................................................................
              4,210  Microsoft Corp. (NON)                                                                         278,913
...........................................................................................................................
              3,900  Netegrity, Inc. (NON)                                                                          75,504
...........................................................................................................................
              2,400  Network Associates, Inc. (NON)                                                                 62,040
...........................................................................................................................
             10,600  Parametric Technology Corp. (NON)                                                              82,786
...........................................................................................................................
              6,600  Peregrine Systems, Inc. (NON)                                                                  97,878
...........................................................................................................................
              2,350  Quest Software, Inc. (NON)                                                                     51,959
...........................................................................................................................
              6,730  VERITAS Software Corp. (NON)                                                                  301,706
...........................................................................................................................
              7,900  webMethods, Inc. (NON)                                                                        132,404
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1,696,096
--------------------------------------------------------------------------------------------------------------------------
Staffing (0.1%)
...........................................................................................................................
                700  AMN Healthcare Services, Inc. (NON)                                                            19,180
--------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.1%)
...........................................................................................................................
                970  Sprint Corp. (PCS Group) (NON)                                                                 23,678
...........................................................................................................................
              4,140  Time Warner Telecom, Inc. Class A (NON)                                                        73,237
...........................................................................................................................
              2,500  Triton PCS Holdings, Inc. Class A (NON)                                                        73,375
...........................................................................................................................
              2,000  Western Wireless Corp. Class A (NON)                                                           56,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   226,790
--------------------------------------------------------------------------------------------------------------------------
Tobacco (0.5%)
...........................................................................................................................
              2,070  Philip Morris Companies, Inc.                                                                  94,910
--------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $19,451,949)                                                                        $20,730,858
--------------------------------------------------------------------------------------------------------------------------
UNITS (0.1%)(a) (NON)
--------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                      Value
...........................................................................................................................
                330  Lehman Brothers Holdings, Inc. 144A
                     Structured Warrants (issued by Lehman
                     Brothers Finance S.A.) expiration
                     09/03/02                                                                                      $22,067
...........................................................................................................................
                100  VeriSign Inc. 144A Structured
                     Warrants (issued by Salomon Smith
                     Barney Holdings, Inc.) expiration
                     01/18/02                                                                                        3,606
--------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $25,577)                                                                                $25,673
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $19,477,526) (b)                                                                    $20,756,531
--------------------------------------------------------------------------------------------------------------------------

See page 167 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



PUTNAM VARIABLE TRUST
Notes to the Portfolios
December 31, 2001

  (a) Percentages indicated are based on net assets.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities by fund did not exceed 3.0% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(DEF) Security is in default of principal and interest.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam VT Capital Appreciation Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Growth & Income Fund, Putnam VT Health Sciences Fund, Putnam VT Income Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund at December 31, 2001.

  (d) See footnote 1 to Financial Statements on page xx.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at December 31, 2001, which are subject to change based on the terms of the security.

(b) On December 31, 2001, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments on a tax basis was as follows:

                                                                                           Federal Tax
                                            Appreciation  Depreciation            Net             Cost
                                          --------------  ------------  -------------    -------------
Putnam VT American Government Fund            $2,518,667    $1,124,184     $1,394,483     $221,374,473
Putnam VT Asia Pacific Growth Fund             2,107,834    17,838,419    (15,730,585)      84,143,539
Putnam VT Capital Appreciation Fund            1,198,675       701,812        496,863       20,408,698
Putnam VT Diversified Income Fund             20,940,308    79,249,584    (58,309,276)     630,857,712
Putnam VT The George Putnam Fund of Boston    35,400,922    23,535,231     11,865,691      552,241,520
Putnam VT Global Asset Allocation Fund        28,701,183    41,734,030    (13,032,847)     655,549,962
Putnam VT Global Growth Fund                  57,927,244    88,114,278    (30,187,034)   1,316,524,706
Putnam VT Growth and Income Fund           1,303,295,016   654,283,261    649,011,755    7,300,165,716
Putnam VT Growth Opportunities Fund            2,758,810    13,204,858    (10,446,048)     111,738,915
Putnam VT Health Sciences Fund                60,178,730    22,245,695     37,933,035      446,623,900
Putnam VT High Yield Fund                     23,660,859   195,305,344   (171,644,485)     864,344,825
Putnam VT Income Fund                         13,913,899    19,941,351     (6,027,452)   1,151,983,891
Putnam VT International Growth Fund           25,118,719   108,865,520    (83,746,801)     879,903,179
Putnam VT International Growth
and Income Fund                               11,017,205    18,489,932     (7,472,727)     321,431,868
Putnam VT International
New Opportunities Fund                        16,784,038    18,580,866     (1,796,828)     313,053,007
Putnam VT Investors Fund                      89,743,250    40,269,098     49,474,152      845,783,636
Putnam VT Money Market Fund                           --            --             --    1,046,442,140
Putnam VT New Opportunities Fund             479,384,591   528,268,383    (48,883,792)   3,314,766,519
Putnam VT New Value Fund                      62,547,719    36,045,120     26,502,599      530,901,251
Putnam VT OTC & Emerging Growth Fund          11,456,980    27,562,534    (16,105,554)     181,755,490
Putnam VT Research Fund                       11,249,155    19,460,449     (8,211,294)     327,892,657
Putnam VT Small Cap Value Fund                53,539,606    15,155,941     38,383,665      342,837,252
Putnam VT Technology Fund                        284,948     3,948,113     (3,663,165)      35,733,218
Putnam VT Utilities Growth
and Income Fund                              106,503,536    54,336,598     52,166,938      663,418,674
Putnam VT Vista Fund                          60,864,505    75,635,202    (14,770,697)     812,039,817
Putnam VT Voyager Fund                       399,678,680   644,622,072   (244,943,392)   5,572,295,895
Putnam VT Voyager Fund II                        757,021       959,313       (202,292)      20,958,823

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.







PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------------
December 31, 2001
                                                           Putnam VT                     Putnam VT                     Putnam VT
                                                            American      Putnam VT        Capital      Putnam VT     The George
                                                          Government   Asia Pacific   Appreciation    Diversified    Putnam Fund
                                                         Income Fund    Growth Fund           Fund    Income Fund      of Boston
--------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)            $207,538,956   $ 68,412,954   $ 19,370,561  $ 554,071,436  $ 538,826,211
Repurchase agreements, at value (Note 1)                  15,230,000             --      1,535,000     18,477,000     25,281,000
Cash                                                          41,407             --        204,047      1,826,511      1,546,981
Foreign currency, at value (Note 1)                               --      1,347,139             --        748,068             --
Dividends, interest, and other receivables                 2,574,112         28,157         16,636     12,072,131      2,227,262
Receivable for shares of the fund sold                       419,620          2,280        266,401         97,238        714,617
Receivable for securities sold                             3,670,969      1,343,177          9,203      4,154,732        328,758
Receivable for variation margin (Note 1)                          --             --             --         13,633             --
Receivable for open swap contracts (Note 1)                       --             --             --        398,796             --
Receivable for open forward currency contracts
(Note 1)                                                          --             --             --         64,956             --
Receivable for closed forward currency contracts
(Note 1)                                                          --             --             --          9,828             --
Foreign tax reclaim                                               --             --             --             --          9,697
.................................................................................................................................
Total assets                                             229,475,064     71,133,707     21,401,848    591,934,329    568,934,526
.................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                                  --      1,725,908             --             --             --
Payable for variation margin (Note 1)                             --             --         14,100             --         70,939
Payable for securities purchased                          18,835,116        746,530         36,696      2,147,654     14,646,556
Payable for shares of the fund repurchased                    71,309        275,744             --        401,865        248,295
Payable for compensation of Manager (Note 2)                 714,171        138,447         10,709      1,014,290        845,798
Payable for investor servicing and custodian fees
(Note 2)                                                       7,769         54,049         17,230        129,149         87,959
Payable for compensation of Trustees (Note 2)                    655         21,085            413         32,558          9,706
Payable for administrative services (Note 2)                   2,193          1,656             25          3,639          2,449
Payable for distribution fees (Note 2)                        15,210            948          1,958         19,500         32,306
Collateral on securities loaned, at value (Note 1)                --      1,088,546        532,788          2,905      8,635,595
Payable for open forward currency contracts (Note 1)              --             --             --      1,025,610             --
Payable for closed forward currency contracts (Note 1)            --             --             --        105,364             --
TBA sales commitments at value (Note 1)                           --             --             --      2,528,106             --
Other accrued expenses                                         1,302          7,937          1,170         22,579         16,707
.................................................................................................................................
Total liabilities                                         19,647,725      4,060,850        615,089      7,433,219     24,596,310
.................................................................................................................................
Net assets                                              $209,827,339   $ 67,072,857   $ 20,786,759  $ 584,501,110  $ 544,338,216
.................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)                      $203,144,592   $114,249,871   $ 22,110,816  $ 693,746,834  $ 525,956,421
Undistributed net investment income (loss) (Note 1)        5,510,036        427,326            601     48,697,442     13,617,482
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)                  (264,387)   (35,606,823)    (2,095,096)  (100,803,714)   (11,914,345)
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign
currencies                                                 1,437,098    (11,997,517)       770,438    (57,139,452)    16,678,658
.................................................................................................................................
Total -- Representing net assets applicable to capital
shares outstanding                                      $209,827,339   $ 67,072,857   $ 20,786,759  $ 584,501,110  $ 544,338,216
.................................................................................................................................
Computation of net asset value Class IA
Net Assets                                              $136,461,062   $ 62,754,782   $ 11,003,013  $ 491,673,269  $ 387,517,194
Number of shares outstanding                              11,745,559     12,023,824      1,406,599     55,822,316     36,126,512
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                            $      11.62   $       5.22   $       7.82  $        8.81  $       10.73
Computation of net asset value Class IB
Net Assets                                              $ 73,366,277   $  4,318,075   $  9,783,746  $  92,827,841  $ 156,821,022
Number of shares outstanding                               6,331,958        834,069      1,253,603     10,612,402     14,664,590
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                            $      11.59   $       5.18   $       7.80  $        8.75  $       10.69
...................................................................................................................................
Cost of investments, including repurchase agreements
(Note 1)                                                $221,331,858   $ 80,388,158   $ 20,159,623  $ 628,515,481  $ 547,483,291
Cost of foreign currency (Note 1)                                 --      1,369,583             --        750,536             --
Value of securities on loan (Note 1)                              --      1,028,374        512,243          1,702      8,243,122
Proceeds receivable on TBA sales commitments (Note 1)             --             --             --      2,534,602             --
--------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2001
                                                                                                        Putnam VT
                                                         Putnam VT      Putnam VT        Putnam VT         Growth        Putnam VT
                                                      Global Asset  Global Growth       Growth and  Opportunities  Health Sciences
                                                   Allocation Fund           Fund      Income Fund           Fund             Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)         $ 606,437,115 $1,269,291,672   $7,885,669,471  $  98,830,867     $468,311,935
Repurchase agreements, at value (Note 1)                36,080,000     17,046,000       63,508,000      2,462,000       16,245,000
Cash                                                     2,216,999         24,201          163,033        157,823          164,614
Foreign currency, at value (Note 1)                      8,000,534             --               --             --               --
Dividends, interest, and other receivables               2,864,337        861,027       10,745,976         63,588          332,850
Receivable for shares of the fund sold                      70,404        108,536        1,525,657        179,364          365,077
Receivable for securities sold                           6,257,214        482,912       25,303,076         95,275               --
Receivable for open forward currency contracts
(Note 1)                                                 1,316,711             --               --             --               --
Receivable for closed forward currency contracts
(Note 1)                                                     9,283             --               --             --               --
Foreign tax reclaim                                        111,714        127,837          168,026             --            8,791
...................................................................................................................................
Total assets                                           663,364,311  1,287,942,185    7,987,083,239    101,788,917      485,428,267
...................................................................................................................................
Liabilities
Payable for variation margin (Note 1)                      955,036             --           12,655             --           58,075
Payable for securities purchased                         6,686,908      3,892,501       13,856,728        197,578           48,230
Payable for shares of the fund repurchased                 326,125        542,562        3,186,764          3,012           33,342
Payable for compensation of Manager (Note 2)             1,080,937      2,244,916        9,174,379        169,418          822,134
Payable for investor servicing and custodian fees
(Note 2)                                                   265,893        146,520          807,804         23,957           83,091
Payable for compensation of Trustees (Note 2)               59,259        116,931          275,789            675           12,925
Payable for administrative services (Note 2)                 3,563          6,699           12,986          1,642            2,374
Payable for distribution fees (Note 2)                       5,165         19,490          147,013          9,445           26,799
Collateral on securities loaned, at value (Note 1)      13,085,636     48,959,825       33,191,500      1,210,016       13,768,198
Payable for open forward currency contracts (Note 1)       831,080             --               --             --               --
Payable for closed forward currency contracts
(Note 1)                                                    86,156             --               --             --               --
Payable for open swap contracts (Note 1)                 1,190,149             --               --             --               --
TBA sales commitments, at value (Note 1)                 2,794,581             --               --             --               --
Other accrued expenses                                      26,034         64,182          187,043          6,256           18,690
...................................................................................................................................
Total liabilities                                       27,396,522     55,993,626       60,852,661      1,621,999       14,873,858
...................................................................................................................................
Net assets                                           $ 635,967,789 $1,231,948,559   $7,926,230,578  $ 100,166,918     $470,554,409
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)                   $ 675,551,697 $2,025,688,274   $7,118,276,350  $ 181,759,408     $462,983,374
Undistributed net investment income (loss) (Note 1)     12,036,760      2,657,387      119,266,435             --          179,872
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)             (47,211,796)  (793,442,261)    (152,433,012)   (74,376,505)     (34,158,651)
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign
currencies                                              (4,408,872)    (2,954,841)     841,120,805     (7,215,985)      41,549,814
...................................................................................................................................
Total -- Representing net assets applicable to
capital shares outstanding                           $ 635,967,789 $1,231,948,559   $7,926,230,578  $ 100,166,918     $470,554,409
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                           $ 611,233,206 $1,139,131,116   $7,216,388,194 $    55,645,535    $342,487,798
Number of shares outstanding                            45,708,619    121,943,544      306,343,588     10,473,706       29,149,808
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                         $       13.37 $         9.34   $        23.56   $        5.31    $      11.75
Computation of net asset value Class IB
Net Assets                                           $  24,734,583 $   92,817,443   $  709,842,384   $  44,521,383    $128,066,611
Number of shares outstanding                             1,849,374     10,014,928       30,277,889       8,410,493      10,943,244
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                         $       13.37 $         9.27   $        23.44   $        5.29    $      11.70
...................................................................................................................................
Cost of investments, including repurchase agreements
(Note 1)                                             $ 645,802,112 $1,289,295,731   $7,108,056,666   $ 108,508,852    $443,104,905
Cost of foreign currency (Note 1)                        8,125,360             --               --              --              --
Value of securities on loan (Note 1)                    12,374,255     47,106,630       31,509,927       1,182,842      13,257,125
Proceeds receivable on TBA sales commitments (Note 1)    2,744,573             --               --              --              --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
---------------------------------------------------------------------------------------------------------------------------------
December 31, 2001
                                                                                                                        Putnam VT
                                                                                        Putnam VT      Putnam VT    International
                                                         Putnam VT                  International  International              New
                                                        High Yield       Putnam VT         Growth     Growth and    Opportunities
                                                              Fund     Income Fund           Fund    Income Fund             Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)        $  651,810,340  $1,145,497,439  $ 759,872,378  $ 309,151,141    $ 304,639,179
Repurchase agreements, at value (Note 1)                40,890,000         459,000     36,284,000      4,808,000        6,617,000
Cash                                                     3,547,669       6,454,292             --        626,347           29,056
Foreign currency, at value (Note 1)                             --              --         88,870          2,102            5,671
Dividends, interest, and other receivables              16,966,661       9,908,043        548,505        241,909          142,685
Receivable for shares of the fund sold                     459,207         669,907        545,183        138,190           34,926
Receivable for securities sold                           1,541,615      77,109,743      1,674,534     12,550,993        1,532,861
Receivable for open forward currency contracts
(Note 1)                                                        --              --             --          1,060          226,995
Receivable for swap contracts (Note 1)                   1,110,931              --             --             --               --
Foreign tax reclaim                                             --              --        540,775        496,700          107,540
...................................................................................................................................
Total assets                                           716,326,423   1,240,098,424    799,554,245    328,016,442      313,335,913
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                                --              --        253,672             --               --
Payable for variation margin (Note 1)                           --         108,438             --             --               --
Payable for securities purchased                         1,316,931     161,026,637      2,178,207     11,555,423        1,142,358
Payable for shares of the fund repurchased                 175,722         806,244     18,915,028        309,301        1,420,617
Payable for compensation of Manager (Note 2)             1,184,468       1,550,812      1,450,354        622,022          741,078
Payable for investor servicing and custodian fees
(Note 2)                                                   115,029          89,247        216,216        110,933           30,781
Payable for compensation of Trustees (Note 2)               83,897          56,235         20,266         17,117           16,773
Payable for administrative services (Note 2)                 3,714           6,169          3,790          2,509            2,479
Payable for distribution fees (Note 2)                      13,517          29,708         53,803          8,643           33,154
Written options outstanding, at value                      900,500              --             --             --               --
Collateral on securities loaned, at value (Note 1)          11,075              --      2,598,240             --        9,968,112
Payable for open forward currency contracts (Note 1)            --              --             --        139,337               --
Payable for closed forward currency contracts (Note 1)          --              --             --        166,012               --
TBA sales commitments, at value (Note 1)                        --      52,105,539             --             --               --
Other accrued expenses                                      44,271          28,758         26,038         17,088           21,691
...................................................................................................................................
Total liabilities                                        3,849,124     215,807,787     25,715,614     12,948,385       13,377,043
...................................................................................................................................
Net assets                                          $  712,477,299  $1,024,290,637  $ 773,838,631  $ 315,068,057    $ 299,958,870
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)                  $1,043,034,853  $1,016,446,721  $ 939,554,267  $ 386,151,565    $ 508,203,541
Undistributed net investment income (loss) (Note 1)     75,332,979      53,720,206      6,480,725      1,968,221          927,820
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)            (240,531,371)    (39,122,126)  (105,172,579)   (71,521,673)    (213,110,268)
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign
currencies                                            (165,359,162)     (6,754,164)   (67,023,782)    (1,530,056)       3,937,777
...................................................................................................................................
Total -- Representing net assets applicable to
capital shares outstanding                          $  712,477,299  $1,024,290,637  $ 773,838,631  $ 315,068,057    $ 299,958,870
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                          $  647,505,465  $  879,910,681  $ 521,191,919  $ 273,297,552    $ 140,731,465
Number of shares outstanding                            80,128,288      69,580,083     41,975,027     27,993,130       14,361,787
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                        $         8.08  $        12.65  $       12.42  $        9.76    $        9.80
Computation of net asset value Class IB
Net Assets                                          $   64,971,834  $  144,379,956  $ 252,646,712  $  41,770,505    $ 159,227,405
Number of shares outstanding                             8,061,574      11,459,892     20,435,554      4,292,770       16,327,767
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                        $         8.06  $        12.60  $       12.36  $        9.73    $        9.75
...................................................................................................................................
Cost of investments, including repurchase agreements
(Note 1)                                            $  859,214,832  $1,151,750,270  $ 863,179,596  $ 315,371,608    $ 307,546,138
Cost of foreign currency (Note 1)                               --              --         90,014          2,149            5,891
Premiums received on written options (Note 1)              898,100              --             --             --               --
Proceeds receivable on TBA sales commitments (Note 1)           --      51,208,393             --             --               --
Value of securities on loan (Note 1)                         6,488              --      2,476,637             --        9,474,947
---------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2001


                                                                                           Putnam VT                     Putnam VT
                                                         Putnam VT       Putnam VT               New      Putnam VT          OTC &
                                                         Investors           Money     Opportunities      New Value       Emerging
                                                              Fund     Market Fund              Fund           Fund    Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)        $  874,929,788 $ 1,041,750,140   $ 3,200,452,727   $541,819,850  $ 158,497,936
Repurchase agreements, at value (Note 1)                20,328,000       4,692,000        65,430,000     15,584,000      7,152,000
Cash                                                         7,814              --                --         35,627             14
Dividends, interest, and other receivables                 624,174       1,532,627         1,054,184        844,699         12,453
Receivable for shares of the fund sold                     315,118       1,659,124         2,535,490        702,277             --
Receivable for securities sold                           1,569,333              --         1,640,635      6,017,969        120,330
Receivable for variation margin (Note 1)                        --              --                --             --             --
...................................................................................................................................
Total assets                                           897,774,227   1,049,633,891     3,271,113,036    565,004,422    165,782,733
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                                --          88,472            23,148             --             --
Payable for variation margin (Note 1)                           --              --            53,025             --          5,050
Payable for securities purchased                         9,925,338              --         6,090,368      9,519,764        482,420
Payable for shares of the fund repurchased                 108,452         509,409         1,812,569         17,682      2,681,448
Payable for compensation of Manager (Note 2)             1,286,977       1,097,278         4,375,301        879,046        265,552
Payable for investor servicing and custodian fees
(Note 2)                                                    88,180          59,496           299,711         57,644         51,819
Payable for compensation of Trustees (Note 2)               17,943          17,716           173,273         12,798         10,518
Payable for administrative services (Note 2)                 3,653           5,929            11,023          3,518          2,237
Payable for distribution fees (Note 2)                      55,277          32,437            41,878         17,765         12,024
Collateral on securities loaned, at value (Note 1)      27,918,328              --                --      9,959,540             --
Other accrued expenses                                      33,083              --           104,633         19,130         13,257
...................................................................................................................................
Total liabilities                                       39,437,231       1,810,737        12,984,929     20,486,887      3,524,325
...................................................................................................................................
Net assets                                          $  858,336,996  $1,047,823,154   $ 3,258,128,107   $544,517,535  $ 162,258,408
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)                  $1,186,932,208  $1,047,823,154   $ 4,186,618,462   $496,303,900  $ 517,274,072
Undistributed net investment income (loss) (Note 1)      2,262,699              --                --      5,672,535             --
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)            (390,673,572)             --      (913,995,905)    11,178,475   (350,197,929)
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign
currencies                                              59,815,661              --       (14,494,450)    31,362,625     (4,817,735)
...................................................................................................................................
Total -- Representing net assets applicable to
capital shares outstanding                          $  858,336,996  $1,047,823,154   $ 3,258,128,107   $544,517,535  $ 162,258,408
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                          $  597,311,628  $  893,646,967   $ 3,058,086,844   $455,974,645  $ 107,049,800
Number of shares outstanding                            64,178,508     893,646,967       183,446,703     33,846,809     17,770,313
Net asset value, offering price and redemption
price per share (net assets divided by number of
shares outstanding)                                 $         9.31  $         1.00   $         16.67   $      13.47  $        6.02
Computation of net asset value Class IB
Net Assets                                          $  261,025,368  $  154,176,187   $   200,041,263   $ 88,542,890  $  55,208,608
Number of shares outstanding                            28,176,280     154,176,187        12,090,008      6,596,269      9,212,300
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                        $         9.26  $         1.00   $         16.55   $      13.42  $        5.99
...................................................................................................................................
Cost of investments, including repurchase
agreements (Note 1)                                 $  835,442,127  $1,046,442,140   $ 3,280,439,728   $526,041,225  $ 170,479,075
Value of securities on loan (Note 1)                    27,185,584              --                --      9,094,163             --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
---------------------------------------------------------------------------------------------------------------------------------
December 31, 2001

                                                                                                        Putnam VT
                                                         Putnam VT      Putnam VT      Putnam VT        Utilities       Putnam VT
                                                          Research      Small Cap     Technology       Growth and           Vista
                                                              Fund     Value Fund           Fund      Income Fund            Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)         $ 314,052,363  $ 366,995,917   $ 31,266,053    $ 708,725,612 $   776,837,120
Repurchase agreements, at value (Note 1)                 5,629,000     14,225,000        804,000        6,860,000      20,432,000
Cash                                                       155,578             --             --            2,790         253,406
Dividends, interest, and other receivables                 357,744        353,863          7,988        2,199,924         252,006
Receivable for shares of the fund sold                     184,611      1,161,398        104,105          271,670         241,075
Receivable for securities sold                           2,016,344        402,271             --        5,198,827       7,941,164
Receivable for variation margin (Note 1)                        --             --             --           40,859              --
Foreign tax reclaim                                             --             --             --           85,253              --
...................................................................................................................................
Total assets                                           322,395,640    383,138,449     32,182,146      723,384,935     805,956,771
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                                --        974,481        735,886               --              --
Payable for variation margin (Note 1)                       32,677             --             --               --         133,409
Payable for securities purchased                         2,084,559      3,936,859             --        3,007,757       1,495,532
Payable for shares of the fund repurchased                 176,750         36,963          1,037           88,143         692,471
Payable for compensation of Manager (Note 2)               484,852        601,132         27,468        1,196,137       1,071,173
Payable for investor servicing and custodian fees
(Note 2)                                                    37,190         66,496         23,257          118,097          70,488
Payable for compensation of Trustees (Note 2)                7,491          2,584            509           62,499          15,300
Payable for administrative services (Note 2)                 2,358          2,253          1,172            3,728           2,420
Payable for distribution fees (Note 2)                      24,901         25,576          3,453           12,189          61,327
Collateral on securities loaned, at value (Note 1)       2,203,420     15,162,734        428,259       27,684,257      65,368,644
Other accrued expenses                                      10,633          9,389          2,025           30,837          26,180
...................................................................................................................................
Total liabilities                                        5,064,831     20,818,467      1,223,066       32,203,644      68,936,944
...................................................................................................................................
Net assets                                           $ 317,330,809  $ 362,319,982   $ 30,959,080    $ 691,181,291 $   737,019,827
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)                   $ 386,111,426  $ 318,965,854   $ 58,715,056    $ 657,122,439 $ 1,114,919,897
Undistributed net investment income (loss) (Note 1)      1,840,459      1,022,005             --       20,227,168              --
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)             (68,726,008)     2,659,949    (27,663,438)     (41,628,379)   (382,553,106)
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign
currencies                                              (1,895,068)    39,672,174        (92,538)      55,460,063       4,653,036
...................................................................................................................................
Total -- Representing net assets applicable to
capital shares outstanding                           $ 317,330,809  $ 362,319,982   $ 30,959,080    $ 691,181,291 $   737,019,827
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                           $ 197,442,669  $ 231,329,335   $ 15,526,253    $ 631,897,188 $   443,879,488
Number of shares outstanding                            17,962,248     15,331,524      3,650,289       48,727,897      38,953,839
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                         $       10.99  $       15.09   $       4.25    $       12.97 $         11.40
Computation of net asset value Class IB
Net Assets                                           $ 119,888,140  $ 130,990,647   $ 15,432,827    $  59,284,103 $   293,140,339
Number of shares outstanding                            10,961,822      8,717,841      3,643,984        4,589,620      25,854,382
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                         $       10.94  $       15.03   $       4.24    $       12.92 $         11.34
...................................................................................................................................
Cost of investments, including repurchase agreements
(Note 1)                                             $ 321,599,241  $ 341,548,743   $ 32,162,591    $ 660,001,760 $   792,678,822
Value of securities on loan (Note 1)                     2,148,365     14,127,672        411,501       26,712,764      63,364,111
---------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2001

                                                           Putnam VT      Putnam VT
                                                             Voyager        Voyager
                                                                Fund        Fund II
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (Note 1)          $5,327,352,503    $20,756,531
Repurchase agreements, at value (Note 1)                          --             --
Cash                                                              --      1,350,928
Dividends, interest, and other receivables                 5,376,445          4,628
Receivable for shares of the fund sold                       624,694        312,433
Receivable for securities sold                            23,419,452         14,039
Foreign tax reclaim                                           60,713             --
...................................................................................................................................
Total assets                                           5,356,833,807     22,438,559
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                           3,205,945             --
Payable for securities purchased                          15,499,751        494,097
Payable for shares of the fund repurchased                 2,801,027      1,099,457
Payable for compensation of Manager (Note 2)               6,972,092         12,774
Payable for investor servicing and custodian fees
(Note 2)                                                     573,289         25,223
Payable for compensation of Trustees (Note 2)                218,255            413
Payable for administrative services (Note 2)                  12,050             25
Payable for distribution fees (Note 2)                       101,333          3,043
Collateral on securities loaned, at value (Note 1)        60,892,799             --
Other accrued expenses                                       163,648          1,025
...................................................................................................................................
Total liabilities                                         90,440,189      1,636,057
...................................................................................................................................
Net assets                                            $5,266,393,618    $20,802,502
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)                    $6,015,117,431    $24,910,415
Undistributed net investment income (loss) (Note 1)       36,213,451             --
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)              (733,408,184)    (5,386,918)
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign
currencies                                               (51,529,080)     1,279,005
...................................................................................................................................
Total -- Representing net assets applicable to
capital shares outstanding                            $5,266,393,618    $20,802,502
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                            $4,784,867,860    $ 7,557,668
Number of shares outstanding                             166,609,726      1,517,386
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                          $        28.72    $      4.98
Computation of net asset value Class IB
Net Assets                                            $  481,525,758    $13,244,834
Number of shares outstanding                              16,858,037      2,666,179
Net asset value, offering price and redemption price
per share (net assets divided by number of shares
outstanding)                                          $        28.56    $      4.97
...................................................................................................................................
Cost of investments, including repurchase agreements
(Note 1)                                              $5,378,881,474    $19,477,526
Value of securities on loan (Note 1)                      59,241,437             --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.







Putnam Variable Trust
Statement of Operations
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001
                                                        Putnam VT                      Putnam VT                       Putnam VT
                                                         American      Putnam VT         Capital       Putnam VT      The George
                                                       Government   Asia Pacific    Appreciation     Diversified     Putnam Fund
                                                      Income Fund    Growth Fund            Fund     Income Fund       of Boston
--------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                             $       --    $  1,245,820     $   109,169     $ 1,370,362      $5,370,575
Interest                                               6,173,474         116,811          53,401      57,063,843      11,707,634
Securities lending                                            --             678           1,212             274           6,386
Less foreign taxes withheld                                   --        (112,448)           (540)             --         (37,201)
.................................................................................................................................
Total investment income                                6,173,474       1,250,861         163,242      58,434,479      17,047,394
.................................................................................................................................
Expenses
Compensation of Manager (Note 2)                         802,595         708,128          73,394       4,146,009       3,030,468
Investor servicing and custodian fees (Note 2)           110,694         218,276          48,276         500,372         409,661
Compensation of Trustees (Note 2)                          6,422          13,377           1,663          20,814          14,010
Administrative services (Note 2)                           8,599           7,192              45          14,179          11,066
Distribution fees-Class IB (Note 2)                      106,128          13,775          11,759         183,833         270,355
Auditing                                                  19,604          27,820          23,905          60,444          35,338
Other                                                      5,449          24,327           5,000          72,973          49,455
.................................................................................................................................
Total expenses                                         1,059,491       1,012,895         164,042       4,998,624       3,820,353
.................................................................................................................................
Expense reduction (Note 2)                               (51,845)       (114,556)         (2,006)        (40,206)        (93,015)
Net expenses                                           1,007,646         898,339         162,036       4,958,418       3,727,338
.................................................................................................................................
Net investment income (loss)                           5,165,828         352,522           1,206      53,476,061      13,320,056
.................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                           82,460     (29,453,539)     (1,516,408)    (35,515,446)      2,390,769
Net realized gain (loss) on futures contracts
(Note 1)                                                      --        (246,894)       (319,094)        513,094          39,376
Net realized gain (loss) on swap contracts
(Note 1)                                                      --          28,183              --              --              --
Net realized gain (loss) on written options
(Note 1)                                                      --              --              --          21,747              --
Net realized gain (loss) on foreign currency
transactions (Note 1)                                         --          78,993              --      (3,342,404)             25
Net unrealized appreciation (depreciation) of
assets and liabilities in foreign currencies
during the year                                               --         (29,091)             --        (617,470)           (120)
Net unrealized appreciation (depreciation) of
investments, TBA sale commitments, swap
contracts and futures contracts during the year          896,965       8,688,690         709,028       7,500,653     (11,912,457)
.................................................................................................................................
Net gain (loss) on investments                           979,425     (20,933,658)     (1,126,474)    (31,439,826)     (9,482,407)
.................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                             $6,145,253    $(20,581,136)    $(1,125,268)    $22,036,235      $3,837,649
--------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam Variable Trust
Statement of Operations (continued)
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001
                                                                                                       Putnam VT       Putnam VT
                                                       Putnam VT       Putnam VT       Putnam VT          Growth          Health
                                                    Global Asset   Global Growth      Growth and   Opportunities        Sciences
                                                 Allocation Fund            Fund     Income Fund            Fund            Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                           $  6,257,483   $  14,217,488   $ 160,645,002    $    539,344   $   3,648,468
Interest                                              17,669,028       1,060,266       4,079,250         157,568         478,682
Securities lending                                        32,450          37,984          80,215           4,288          39,254
Less foreign taxes withheld                             (248,216)     (1,098,664)       (691,862)             --         (58,374)
.................................................................................................................................
Total investment income                               23,710,745      14,217,074     164,112,605         701,200       4,108,030
.................................................................................................................................
Expenses
Compensation of Manager (Note 2)                       4,755,368      10,730,488      39,524,781         736,339       3,326,045
Investor servicing and custodian fees (Note 2)         1,018,861       1,231,384       3,009,263         102,660         338,190
Compensation of Trustees (Note 2)                         16,628          35,607         195,143           7,673          17,937
Administrative services (Note 2)                          12,210          30,679          58,747           8,911          10,769
Distribution fees-Class IB (Note 2)                       48,239         201,509       1,354,592          91,937         232,874
Auditing                                                  65,201          65,211          72,165          22,680          19,681
Other                                                     78,767         297,450         644,175          19,964          53,598
.................................................................................................................................
Total expenses                                         5,995,274      12,592,328      44,858,866         990,164       3,999,094
.................................................................................................................................
Expense reduction (Note 2)                              (222,495)     (1,144,879)       (337,791)         (5,201)        (86,625)
Net expenses                                           5,772,779      11,447,449      44,521,075         984,963       3,912,469
.................................................................................................................................
Net investment income (loss)                          17,937,966       2,769,625     119,591,530        (283,763)        195,561
.................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                      (38,930,454)   (755,350,310)    (44,576,112)    (56,664,931)    (13,688,082)
Net realized gain (loss) on swap contracts
(Note 1)                                               2,440,707              --              --              --              --
Net realized gain (loss) on futures contracts
(Note 1)                                              (5,150,082)             --      (1,113,990)             --        (158,434)
Net realized gain (loss) on written options
(Note 1)                                                 227,765              --              --              --              --
Net realized gain (loss) on foreign currency
transactions (Note 1)                                 (5,993,644)       (327,824)             --              --          (1,157)
Net unrealized appreciation (depreciation) of
assets and liabilities in foreign currencies
during the year                                       (1,184,633)         12,277              --              --             344
Net unrealized appreciation (depreciation) of
investments, TBA sale commitments, swap
contracts and futures contracts during the year      (38,883,567)    141,419,065    (646,734,843)     13,123,588    (105,374,016)
.................................................................................................................................
Net gain (loss) on investments                       (87,473,908)   (614,246,792)   (692,424,945)    (43,541,343)   (119,221,345)
.................................................................................................................................
Net increase (decrease) in net assets resulting
from operations                                     $(69,535,942)  $(611,477,167)  $(572,833,415)   $(43,825,106)  $(119,025,784)
--------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.






Putnam Variable Trust
Statement of Operations (continued)
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001
                                                                                                                       Putnam VT
                                                                                       Putnam VT       Putnam VT   International
                                                        Putnam VT                  International   International             New
                                                       High Yield      Putnam VT          Growth      Growth and   Opportunities
                                                             Fund    Income Fund            Fund     Income Fund            Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                            $ 4,118,258     $   118,249   $  14,945,931    $  8,106,786   $   4,920,127
Interest                                              83,265,291      59,066,915       1,235,751         471,844         468,375
Securities lending                                           403              17          12,769              --          12,289
Less foreign taxes withheld                                   --              --      (1,854,938)       (959,085)       (612,425)
.................................................................................................................................
Total investment income                               87,383,952      59,185,181      14,339,513       7,619,545       4,788,366
.................................................................................................................................
Expenses
Compensation of Manager (Note 2)                       4,963,809       5,707,283       6,118,396       2,844,877       3,455,856
Investor servicing and custodian fees (Note 2)           451,794         524,272       1,191,451         530,856         721,638
Compensation of Trustees (Note 2)                          8,288          18,763          22,824          15,994          16,651
Administrative services (Note 2)                          16,856          21,341          17,373          11,495          11,451
Distribution fees-Class IB (Note 2)                      118,621         224,083         482,862          84,101         362,890
Auditing                                                  53,786          49,508          37,222          28,865          37,079
Other                                                    194,960          82,802         145,558          49,982          41,563
.................................................................................................................................
Total expenses                                         5,808,114       6,628,052       8,015,686       3,566,170       4,647,128
.................................................................................................................................
Expense reduction (Note 2)                               (51,992)       (121,802)       (571,695)       (332,247)       (728,297)
Net expenses                                           5,756,122       6,506,250       7,443,991       3,233,923       3,918,831
.................................................................................................................................
Net investment income (loss)                          81,627,830      52,678,931       6,895,522       4,385,622         869,535
.................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                      (89,280,519)      6,455,292     (99,288,786)    (66,022,246)   (121,832,327)
Net realized gain (loss) on futures contracts
(Note 1)                                                 139,045        (783,504)             --        (315,282)             --
Net realized gain (loss) on swap contracts
(Note 1)                                                 751,303              --              --              --              --
Net realized gain (loss) on written options
(Note 1)                                                      --              --           6,806              --              --
Net realized gain (loss) on foreign currency
transactions (Note 1)                                     (2,966)             --         590,316         151,228        (110,783)
Net unrealized appreciation (depreciation) of
assets and liabilities in foreign currencies
during the year                                            1,728              --      (1,790,468)     (2,771,003)        228,701
Net unrealized appreciation (depreciation) of
investments, TBA sale commitments, swap
contracts and futures contracts during the year       36,169,226       7,430,451     (92,515,363)    (23,658,810)     (3,734,286)
.................................................................................................................................
Net gain (loss) on investments                       (52,222,183)     13,102,239    (192,997,495)    (92,616,113)   (125,448,695)
.................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                            $29,405,647     $65,781,170   $(186,101,973)   $(88,230,491)  $(124,579,160)
--------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam Variable Trust
Statement of Operations (continued)
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001

                                                        Putnam VT      Putnam VT    Putnam VT New     Putnam VT        Putnam VT
                                                        Investors          Money    Opportunities     New Value   OTC & Emerging
                                                             Fund    Market Fund             Fund          Fund      Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                          $   7,615,100     $        --  $     9,994,646   $ 8,160,354    $      25,955
Interest                                               1,276,918      40,192,886        4,220,177     1,148,759          378,196
Securities lending                                        38,085              --               --        31,082              --
Less foreign taxes withheld                              (10,735)             --               --       (38,553)            (216)
.................................................................................................................................
Total investment income                                8,919,368      40,192,886       14,214,823     9,301,642          403,935
.................................................................................................................................
Expenses
Compensation of Manager (Note 2)                       5,765,246       3,840,752       21,142,217     3,127,684        1,355,499
Investor servicing and custodian fees (Note 2)           425,141         302,007        1,215,376       296,998          211,080
Compensation of Trustees (Note 2)                         30,802          16,930           59,922        14,435           13,507
Administrative services (Note 2)                          16,827           8,169           50,811        13,000           10,351
Distribution fees-Class IB (Note 2)                      566,673         300,880          441,651       129,867          128,416
Auditing                                                  29,534          40,807           45,458        21,791           20,007
Other                                                     93,884          66,583          329,107        54,116           38,036
.................................................................................................................................
Total expenses                                         6,928,107       4,576,128       23,284,542     3,657,891        1,776,896
.................................................................................................................................
Expense reduction (Note 2)                              (285,895)        (25,076)        (311,550)     (101,625)         (10,156)
Net expenses                                           6,642,212       4,551,052       22,972,992     3,556,266        1,766,740
.................................................................................................................................
Net investment income (loss)                           2,277,156      35,641,834       (8,758,169)    5,745,376       (1,362,805)
.................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                     (245,178,759)             --     (886,287,960)   14,797,859     (213,522,376)
Net realized gain (loss) on futures contracts
(Note 1)                                              (2,605,980)             --      (17,648,523)      (12,714)        (558,841)
Net unrealized appreciation (depreciation)
of investments and futures contracts during
the year                                             (50,966,500)             --     (646,948,159)   (9,398,584)      78,180,430
.................................................................................................................................
Net gain (loss) on investments                      (298,751,239)             --   (1,550,884,642)    5,386,561     (135,900,787)
.................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                          $(296,474,083)    $35,641,834  $(1,559,642,811)  $11,131,937    $(137,263,592)
--------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam Variable Trust
Statement of Operations (continued)
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001

                                                       Putnam VT        Putnam VT      Putnam VT         Putnam VT     Putnam VT
                                                        Research        Small Cap     Technology  Utilities Growth         Vista
                                                            Fund       Value Fund           Fund   and Income Fund          Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                           $  3,990,264      $ 2,750,829   $     50,212    $  20,007,025  $   2,584,643
Interest                                                 283,453          401,321         40,325        6,554,825      1,180,895
Securities lending                                         9,085           20,232          1,778          187,166        105,917
Less foreign taxes withheld                              (25,768)              --                        (327,991)          (919)
.................................................................................................................................
Total investment income                                4,257,034        3,172,382         92,315       26,421,025      3,870,536
.................................................................................................................................
Expenses
Compensation of Manager (Note 2)                       1,995,993        1,704,436        279,371        5,507,340      4,929,542
Investor servicing and custodian fees (Note 2)           202,850          220,214         88,003          459,707        365,315
Compensation of Trustees (Note 2)                         13,163            9,784          6,158           17,503         20,827
Administrative services (Note 2)                          10,800            8,801          1,109           16,348         17,613
Distribution fees-Class IB (Note 2)                      225,729          157,045         29,533          123,059        604,248
Auditing                                                  19,625           21,907         26,285           31,537         31,856
Other                                                     30,254           38,228          6,780           93,015         77,364
.................................................................................................................................
Total expenses                                         2,498,414        2,160,415        437,239        6,248,509      6,046,765
.................................................................................................................................
Expense reduction (Note 2)                               (97,685)         (19,306)        (2,211)        (179,523)      (161,754)
Net expenses                                           2,400,729        2,141,109        435,028        6,068,986      5,885,011
.................................................................................................................................
Net investment income (loss)                           1,856,305        1,031,273       (342,713)      20,352,039     (2,014,475)
.................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                      (66,131,493)       2,999,444    (21,260,179)     (41,767,696)  (366,658,838)
Net realized gain (loss) on swap contracts
(Note 1)                                                      --               --             --           36,072             --
Net realized gain (loss) on futures contracts
(Note 1)                                                (884,151)              --             --          240,327     (4,802,715)
Net realized gain (loss) on foreign currency
transactions (Note 1)                                         --               --             --          (77,014)            --
Net unrealized appreciation (depreciation) of
assets and liabilities in foreign currencies
during the year                                               --               --             --            5,172             --
Net unrealized appreciation (depreciation)
of investments and futures contracts during
the year                                                (145,819)      27,107,932      6,904,449     (193,428,684)      (108,149)
.................................................................................................................................
Net gain (loss) on investments                       (67,161,463)      30,107,376    (14,355,730)    (234,991,823)  (371,569,702)
.................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                           $(65,305,158)     $31,138,649   $(14,698,443)   $(214,639,784) $(373,584,177)
--------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam Variable Trust
Statement of Operations (continued)
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2001

                                                        Putnam VT       Putnam VT
                                                          Voyager         Voyager
                                                             Fund         Fund II
--------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                         $    63,876,317     $    23,791
Interest                                                7,857,031          27,065
Securities lending                                        105,190              --
Less foreign taxes withheld                              (192,156)           (109)
.................................................................................................................................
Total investment income                                71,646,382          50,747
.................................................................................................................................
Expenses
Compensation of Manager (Note 2)                       32,259,746          83,615
Investor servicing and custodian fees (Note 2)          1,903,113          79,828
Compensation of Trustees (Note 2)                          84,182           1,727
Administrative services (Note 2)                           55,173              45
Distribution fees-Class IB (Note 2)                     1,013,704          16,754
Auditing                                                   59,486          22,808
Other                                                     517,066           5,148
.................................................................................................................................
Total expenses                                         35,892,470         209,925
.................................................................................................................................
Expense reduction (Note 2)                               (701,147)         (9,442)
Net expenses                                           35,191,323         200,483
.................................................................................................................................
Net investment income (loss)                           36,455,059        (149,736)
.................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                      (553,875,806)     (5,024,830)
Net realized gain (loss) on futures contracts
(Note 1)                                              (56,474,734)             --
Net realized gain (loss) on foreign currency
ransactions (Note 1)                                      244,164              --
Net unrealized appreciation (depreciation) of
assets and liabilities in foreign currencies
during the year                                          (124,558)             --
Net unrealized appreciation (depreciation)
of investments and futures contracts during
the year                                           (1,127,808,966)      2,033,703
.................................................................................................................................
Net gain (loss) on investments                     (1,738,039,900)     (2,991,127)
.................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                         $(1,701,584,841)    $(3,140,863)
--------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                                                                        Putnam VT                         Putnam VT
                                                              American Government Income Fund      Asia Pacific Growth Fund
                                                                Year ended      Period ended      Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                    2001            2000*             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                   $  5,165,828      $   464,146     $    352,522     $   (189,167)
Net realized gain (loss) on investments and
foreign currency transactions                                        82,460          235,787      (29,593,257)      28,676,205
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                   896,965          540,133        8,659,599     (122,856,636)
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                         6,145,253        1,240,066      (20,581,136)     (94,369,598)
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                                 --         (321,435)              --       (7,263,236)
Class IB                                                                 --         (143,633)              --         (246,420)
From net realized short term gain on investments
Class IA                                                            (10,809)        (151,546)      (1,226,022)        (173,763)
Class IB                                                             (6,516)         (68,633)         (81,391)          (5,920)
From net realized long term gain on investments
Class IA                                                                 --               --      (21,450,168)              --
Class IB                                                                 --               --       (1,423,996)              --
Increase (decrease) from capital share
transactions (Note 4)                                           178,017,371       24,127,221         (456,487)     (43,500,182)
................................................................................................................................
Total increase (decrease) in net assets                         184,145,299       24,682,040      (45,219,200)    (145,559,119)
................................................................................................................................
Net assets:
Beginning of period (Note 5)                                     25,682,040        1,000,000      112,292,057      257,851,176
................................................................................................................................
End of period                                                  $209,827,339      $25,682,040     $ 67,072,857     $112,292,057
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                  $  5,510,036      $        --     $    427,326     $    (21,017)
-------------------------------------------------------------------------------------------------------------------------------
*From February 1, 2000 (commencement of operations) to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Putnam VT                        Putnam VT
                                                                    Capital Appreciation            Diversified Income Fund
                                                                 Year ended     Period ended      Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001           2000**             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                    $     1,206       $  (16,527)   $  53,476,061    $  53,510,664
Net realized gain (loss) on investments and
foreign currency transactions                                    (1,835,502)        (260,816)     (38,323,009)     (28,128,568)
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                   709,028           61,410        6,883,183      (24,183,780)
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                        (1,125,268)        (215,933)      22,036,235        1,198,316
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                                 --               --      (39,521,197)     (47,334,433)
Class IB                                                                 --               --       (5,675,376)      (2,708,184)
Increase (decrease)  from capital share
transactions (Note 4)                                            18,664,627        1,463,333        1,086,547        8,500,651
................................................................................................................................
Total increase (decrease) in net assets                          17,539,359        1,247,400      (22,073,791)     (40,343,650)
................................................................................................................................
Net assets:
Beginning of period (Note 5)                                       3,247,400       2,000,000      606,574,901      646,918,551
................................................................................................................................
End of period                                                   $20,786,759       $3,247,400    $ 584,501,110    $ 606,574,901
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                   $       601       $       --    $  48,697,442    $  43,520,911
-------------------------------------------------------------------------------------------------------------------------------
**From September 29, 2000 (commencement of operations) to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                          Putnam VT                        Putnam VT
                                                              The George Putnam Fund of Boston    Global Asset Allocation Fund
                                                                 Year ended       Year ended       Year ended       Year ended
                                                                 December 31      December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                  $  13,320,056    $  11,746,784    $  17,937,966    $  25,047,171
Net realized gain (loss) on investments and
foreign currency transactions                                     2,430,170       (9,257,671)     (47,405,708)      52,349,604
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                               (11,912,577)      32,294,386      (40,068,200)    (123,470,409)
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                         3,837,649       34,783,499      (69,535,942)     (46,073,634)
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                         (8,953,349)              --       (8,320,785)     (16,495,290)
Class IB                                                         (2,828,500)              --         (216,063)        (157,517)
From net realized short term gain on investments
Class IA                                                                 --               --      (17,431,812)      (7,244,223)
Class IB                                                                 --               --         (494,047)         (71,075)
From net realized long term gain on investments
Class IA                                                                 --               --      (60,941,613)     (78,903,291)
Class IB                                                                 --               --       (1,727,187)        (774,137)
Increase (decrease) from capital share
transactions (Note 4)                                           152,481,788       49,897,904      (39,483,526)     (23,866,289)
................................................................................................................................
Total increase (decrease) in net assets                         144,537,588       84,681,403     (198,150,975)    (173,585,456)
................................................................................................................................
Net assets:
Beginning of period                                             399,800,628      315,119,225      834,118,764    1,007,704,220
................................................................................................................................
End of period                                                 $ 544,338,216    $ 399,800,628    $ 635,967,789    $ 834,118,764
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                 $  13,617,482    $  11,818,162    $  12,036,760    $   6,615,993
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Putnam VT                         Putnam VT
                                                                     Global Growth Fund            Growth and Income Fund
                                                                  Year ended     Year ended       Year ended       Year ended
                                                                  December 31    December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                 $    2,769,625  $    (9,053,258)  $  119,591,530   $  145,596,938
Net realized gain (loss) on investments and
foreign currency transactions                                  (755,678,134)     373,904,145      (45,690,102)      50,256,711
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                               141,431,342   (1,281,312,255)    (646,734,843)     463,119,346
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                      (611,477,167)    (916,461,368)    (572,833,415)     658,972,995
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                                 --      (18,660,757)    (135,302,207)    (165,592,457)
Class IB                                                                 --         (289,603)      (8,853,040)      (4,513,879)
From net realized short term gain on investments
Class IA                                                                 --     (252,773,352)              --     (124,952,239)
Class IB                                                                 --       (4,077,262)              --       (3,468,562)
From net realized long term gain on investments
Class IA                                                       (380,084,619)    (231,748,874)     (94,450,091)    (652,581,031)
Class IB                                                        (23,009,538)      (3,738,056)      (6,526,859)     (18,115,065)
Increase (decrease)  from capital share
transactions (Note 4)                                           124,647,953      430,639,478     (444,891,182)    (229,851,590)
................................................................................................................................
Total increase (decrease) in net assets                        (889,923,371)    (997,109,794)  (1,262,856,794)    (540,101,828)
................................................................................................................................
Net assets:
Beginning of period                                           2,121,871,930    3,118,981,724    9,189,087,372    9,729,189,200
................................................................................................................................
End of period                                                $1,231,948,559  $ 2,121,871,930   $7,926,230,578   $9,189,087,372
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                $    2,657,387  $            --   $  119,266,435   $  144,090,736
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                           Putnam VT                         Putnam VT
                                                                  Growth Opportunities Fund              Health Sciences Fund
                                                                Year ended      Period ended       Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001            2000*             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                  $    (283,763)   $    (225,256)    $    195,561     $    173,160
Net realized gain (loss) on investments and
foreign currency transactions                                   (56,664,931)     (17,711,574)     (13,847,673)       1,816,077
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                13,123,588      (20,339,573)    (105,373,672)     115,490,590
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                       (43,825,106)     (38,276,403)    (119,025,784)     117,479,827
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                                  --               --        (185,990)              --
Class IB                                                                  --               --               --              --
Increase (decrease) from capital share
transactions (Note 4)                                             25,898,333     155,370,094      (15,919,904)     249,196,248
................................................................................................................................
Total increase (decrease) in net assets                         (17,926,773)     117,093,691     (135,131,678)     366,676,075
................................................................................................................................
Net assets:
Beginning of period (Note 5)                                    118,093,691        1,000,000      605,686,087      239,010,012
................................................................................................................................
End of period                                                 $ 100,166,918    $ 118,093,691     $470,554,409     $605,686,087
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                 $          --    $          --     $    179,872     $    171,459
-------------------------------------------------------------------------------------------------------------------------------
*From February 1, 2000 (commencement of operations) to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Putnam VT                       Putnam VT
                                                                      High Yield Fund                   Income Fund
                                                                Year ended       Year ended       Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                  $  81,627,830    $  99,542,105   $   52,678,931    $  60,297,732
Net realized gain (loss) on investments and
foreign currency transactions                                   (88,393,137)     (70,877,350)       5,671,788      (26,917,943)
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                36,170,954      (99,250,114)       7,430,451       32,051,399
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                        29,405,647      (70,585,359)      65,781,170       65,431,188
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                        (97,385,674)    (102,642,266)     (56,276,353)     (58,222,017)
Class IB                                                         (6,365,166)      (2,784,077)      (4,975,666)      (1,648,307)
Increase (decrease)  from capital share
transactions (Note 4)                                            39,250,196      (58,652,216)     157,639,949      (97,355,561)
................................................................................................................................
Total increase (decrease) in net assets                         (35,094,997)    (234,663,918)     162,169,100      (91,794,697)
................................................................................................................................
Net assets:
Beginning of period                                             747,572,296      982,236,214      862,121,537      953,916,234
................................................................................................................................
End of period                                                 $ 712,477,299    $ 747,572,296   $1,024,290,637    $ 862,121,537
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                 $  75,332,979    $  97,449,112   $   53,720,206    $  60,925,108
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                        Putnam VT                  Putnam VT International
                                                                International Growth Fund           Growth and Income Fund
                                                                Year ended       Year ended       Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                  $   6,895,522    $  12,461,218    $   4,385,622    $   4,785,641
Net realized gain (loss) on investments and
foreign currency transactions                                   (98,691,664)      86,124,818      (66,186,300)      20,882,264
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                               (94,305,831)    (177,468,638)     (26,429,813)     (18,167,951)
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                      (186,101,973)     (78,882,602)     (88,230,491)       7,499,954
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                         (2,190,800)     (13,169,652)      (3,776,201)     (17,611,936)
Class IB                                                           (540,011)      (1,262,969)        (369,218)        (810,646)
From net realized short term gain on investments
Class IA                                                        (14,474,927)     (24,996,768)      (6,024,627)     (20,530,042)
Class IB                                                         (4,646,610)      (2,420,690)        (648,458)        (951,940)
From net realized long term gain on investments
Class IA                                                        (54,104,929)     (32,125,002)     (14,643,590)     (18,076,767)
Class IB                                                        (17,368,274)      (3,110,989)      (1,576,155)        (838,187)
Increase (decrease)  from capital share
transactions (Note 4)                                           158,985,816      382,433,005         (570,460)      84,070,531
................................................................................................................................
Total increase (decrease) in net assets                        (120,441,708)     226,464,333     (115,839,200)      32,750,967
................................................................................................................................
Net assets:
Beginning of period                                             894,280,339      667,816,006      430,907,257      398,156,290
................................................................................................................................
End of period                                                 $ 773,838,631    $ 894,280,339    $ 315,068,057    $ 430,907,257
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                 $   6,480,725    $  (1,535,746)   $   1,968,221    $  (1,710,046)
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                   Putnam VT International                 Putnam VT
                                                                   New Opportunities Fund               Investors Fund
                                                                Year ended       Year ended       Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                   $    869,535     $ (3,049,724)    $  2,277,156   $      617,303
Net realized gain (loss) on investments and
foreign currency transactions                                  (121,943,110)     (88,783,158)    (247,784,739)    (124,509,805)
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                (3,505,585)    (145,931,623)     (50,966,500)    (124,634,548)
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                      (124,579,160)    (237,764,505)    (296,474,083)    (248,527,050)
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                                  --        (196,889)        (631,760)              --
Class IB                                                                  --         (36,051)              --               --
From net realized short term gain on investments
Class IA                                                                  --      (5,107,180)              --               --
Class IB                                                                  --      (1,142,973)              --               --
From net realized long term gain on investments
Class IA                                                                  --     (13,812,473)              --               --
Class IB                                                                  --      (3,091,198)              --               --
From return of capital
Class IA                                                                  --         (72,633)              --               --
Class IB                                                                  --         (16,040)              --               --
Increase (decrease)  from capital share
transactions (Note 4)                                           (15,569,524)     336,811,896      (29,367,942)     464,392,383
................................................................................................................................
Total increase (decrease) in net assets                        (140,148,684)      75,571,954     (326,473,785)     215,865,333
................................................................................................................................
Net assets:
Beginning of period                                             440,107,554      364,535,600    1,184,810,781      968,945,448
................................................................................................................................
End of period                                                  $299,958,870     $440,107,554     $858,336,996   $1,184,810,781
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                  $    927,820     $         --     $  2,262,699   $      617,303
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Putnam VT                         Putnam VT
                                                                     Money Market Fund               New Opportunities Fund
                                                                Year ended       Year ended       Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                  $  35,641,834     $ 42,279,737 $     (8,758,169)  $  (21,518,383)
Net realized gain (loss) on investments and
foreign currency transactions                                            --               --     (903,936,483)     745,903,185
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                        --               --     (646,948,159)  (2,600,355,494)
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                        35,641,834       42,279,737   (1,559,642,811)  (1,875,970,692)
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                        (30,910,790)     (38,745,671)              --               --
Class IB                                                         (4,731,044)      (3,534,066)              --               --
From net realized short term gain on investments
Class IA                                                                  --              --               --      (68,327,904)
Class IB                                                                  --              --               --       (1,154,680)
From net realized long term gain on investments
Class IA                                                                  --              --     (712,524,348)    (466,652,005)
Class IB                                                                  --              --      (37,587,894)      (7,886,001)
From return of capital
Class IA                                                                  --              --         (112,385)              --
Class IB                                                                  --              --           (5,929)              --
Increase (decrease)  from capital share
transactions (Note 4)                                            308,598,875    (125,305,075)     343,526,216    1,149,262,474
................................................................................................................................
Total increase (decrease) in net assets                          308,598,875    (125,305,075)  (1,966,347,151)  (1,270,728,808)
................................................................................................................................
Net assets:
Beginning of period                                              739,224,279     864,529,354    5,224,475,258    6,495,204,066
................................................................................................................................
End of period                                                 $1,047,823,154    $739,224,279   $3,258,128,107   $5,224,475,258
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                 $           --    $         --   $           --   $           --
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                        Putnam VT                          Putnam VT
                                                                     New Value Fund               OTC & Emerging Growth Fund
                                                                Year ended       Year ended       Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                   $  5,745,376     $  4,653,886     $ (1,362,805)    $ (1,795,263)
Net realized gain (loss) on investments and
foreign currency transactions                                    14,785,145        7,048,596     (214,081,217)    (135,551,560)
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                (9,398,584)      44,618,764       78,180,430     (171,802,617)
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                        11,131,937       56,321,246     (137,263,592)    (309,149,440)
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                         (3,520,603)      (3,561,839)               --               --
Class IB                                                           (395,480)        (190,193)               --               --
From net realized short term gain on investments
Class IA                                                         (6,711,941)      (5,018,060)               --      (3,606,379)
Class IB                                                           (806,170)        (275,564)               --        (454,368)
From net realized long term gain on investments
Class IA                                                         (2,760,762)      (7,595,966)               --        (258,182)
Class IB                                                           (331,594)        (417,129)               --         (32,529)
From return of capital
Class IA                                                                 --               --               --         (43,314)
Class IB                                                                 --               --               --          (5,457)
Increase (decrease)  from capital share
transactions (Note 4)                                           214,176,135       35,840,069        7,357,856      374,278,710
................................................................................................................................
Total increase (decrease) in net assets                         210,781,522       75,102,564     (129,905,736)      60,729,041
................................................................................................................................
Net assets:
Beginning of period                                             333,736,013      258,633,449      292,164,144      231,435,103
................................................................................................................................
End of period                                                  $544,517,535     $333,736,013     $162,258,408     $292,164,144
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                  $  5,672,535     $  4,657,655     $         --     $         --
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Putnam VT                        Putnam VT
                                                                       Research Fund                 Small Cap Value Fund
                                                                Year ended       Year ended       Year ended      Period ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                   $  1,856,305     $  1,086,773     $  1,031,273      $   254,255
Net realized gain (loss) on investments and
foreign currency transactions                                   (67,015,644)      13,587,731        2,999,444          527,051
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                  (145,819)     (22,990,394)      27,107,932       12,139,542
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                       (65,305,158)      (8,315,890)      31,138,649       12,920,848
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                           (812,364)               --          (7,678)        (154,683)
Class IB                                                           (279,742)               --          (3,388)         (58,487)
From net realized short term gain on investments
Class IA                                                         (7,116,312)      (1,000,453)        (314,807)              --
Class IB                                                         (3,224,391)        (236,392)        (138,904)              --
From net realized long term gain on investments
Class IA                                                         (3,086,985)        (168,616)        (199,633)              --
Class IB                                                         (1,398,709)         (39,841)         (88,086)              --
Increase (decrease)  from capital share
transactions (Note 4)                                            87,141,138      160,849,156      241,864,912       58,679,596
................................................................................................................................
Total increase (decrease) in net assets                           5,917,477      151,087,964      272,251,065       71,387,274
................................................................................................................................
Net assets:
Beginning of period                                             311,413,332      160,325,368       90,068,917       18,681,643
................................................................................................................................
End of period                                                  $317,330,809     $311,413,332     $362,319,982      $90,068,917
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                  $  1,840,459     $  1,086,773     $  1,022,005      $     8,683
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                        Putnam VT                         Putnam VT
                                                                     Technology Fun            Utilities Growth and Income Fund
                                                                Year ended      Period ended      Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001          2000***             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                    $  (342,713)     $  (155,031)   $  20,352,039   $   27,418,451
Net realized gain (loss) on investments and
foreign currency transactions                                   (21,260,179)      (6,403,259)     (41,568,311)      46,157,351
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                 6,904,449       (6,996,987)    (193,423,512)      79,364,490
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                       (14,698,443)     (13,555,277)    (214,639,784)     152,940,292
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                                 --               --      (25,672,355)     (29,564,191)
Class IB                                                                 --               --       (1,557,252)        (529,611)
From net realized short term gain on investments
Class IA                                                                 --               --               --      (13,358,260)
Class IB                                                                 --               --               --         (242,698)
From net realized long term gain on investments
Class IA                                                                 --               --      (43,433,745)     (38,832,150)
Class IB                                                                 --               --       (2,699,025)        (705,522)
Increase (decrease)  from capital share
transactions (Note 4)                                            16,441,190       41,771,610      (27,437,500)     (20,004,723)
................................................................................................................................
Total increase (decrease) in net assets                           1,742,747       28,216,333     (315,439,661)      49,703,137
................................................................................................................................
Net assets:
Beginning of period                                              29,216,333        1,000,000    1,006,620,952      956,917,815
................................................................................................................................
End of period                                                   $30,959,080      $29,216,333   $  691,181,291   $1,006,620,952
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                   $        --      $        --   $  20,227,168    $   27,203,868
-------------------------------------------------------------------------------------------------------------------------------
***From June 14, 2000 (commencement of operations) to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Putnam VT                        Putnam VT
                                                                        Vista Fund                       Voyager Fund
                                                                Year ended       Year ended       Year ended       Year ended
                                                                December 31      December 31      December 31      December 31
                                                                     2001             2000             2001             2000
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                  $  (2,014,475)  $   (2,308,078)  $   36,455,059   $    5,987,169
Net realized gain (loss) on investments and
foreign currency transactions                                  (371,461,553)      87,294,345     (610,106,376)   1,366,975,998
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                  (108,149)    (196,346,819)  (1,127,933,524)  (2,923,578,526)
................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                                      (373,584,177)    (111,360,552)  (1,701,584,841)  (1,550,615,359)
................................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                                                 --               --       (6,702,488)      (2,774,979)
Class IB                                                                 --               --               --          (14,629)
From net realized short term gain on investments
Class IA                                                                 --       (7,580,009)     (71,730,881)    (268,339,667)
Class IB                                                                 --       (1,004,929)      (5,471,474)      (7,072,956)
From net realized long term gain on investments
Class IA                                                        (65,476,025)              --   (1,296,574,895)    (909,080,400)
Class IB                                                        (31,558,082)              --      (98,899,881)     (23,961,743)
From return of capital
Class IA                                                            (31,184)              --               --               --
Class IB                                                            (15,030)              --               --               --
Increase (decrease)  from capital share
transactions (Note 4)                                           143,110,436      604,522,682      636,084,907    1,287,046,817
................................................................................................................................
Total increase (decrease) in net assets                        (327,554,062)     484,577,192   (2,544,879,553)  (1,474,812,916)
................................................................................................................................
Net assets:
Beginning of period                                           1,064,573,889      579,996,697    7,811,273,171    9,286,086,087
................................................................................................................................
End of period                                                 $ 737,019,827   $1,064,573,889   $5,266,393,618   $7,811,273,171
................................................................................................................................
Undistributed net investment income (loss),
end of period                                                 $          --   $           --   $   36,213,451   $    6,466,128
-------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------
                                                                         Putnam VT
                                                                     Voyager Fund II
                                                                Year ended      Period ended
                                                                December 31      December 31
                                                                    2001           2000**
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                                      $(149,736)        $(24,092)
Net realized gain (loss) on investments and
foreign currency transactions                                    (5,024,830)        (362,088)
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                 2,033,703         (754,698)
................................................................................................
Net increase (decrease) in net assets
resulting from operations                                        (3,140,863)      (1,140,878)
................................................................................................
Increase (decrease)  from capital share
transactions (Note 4)                                            18,848,377        3,235,866
................................................................................................
Total increase (decrease) in net assets                          15,707,514        2,094,988
................................................................................................
Net assets:
Beginning of period (Note 5)                                      5,094,988        3,000,000
................................................................................................
End of period                                                   $20,802,502       $5,094,988
................................................................................................
Undistributed net investment income (loss),
end of period                                                   $        --       $       --
----------------------------------------------------------------------------------------------
**From September 29, 2000 (commencement of operations) to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.







PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
                                                                Investment Operations
                                                                                Net
                                                  Net                           Realized and
                                                  Asset                         Unrealized
                                                  Value,         Net            Gain(Loss)     Total from
                                                  Beginning      Investment     on             Investment
Period ended                                      of Period      Income (Loss)  Investments    Operations
------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2001                                   $10.88         $.48(a)(b)       $.26           $.74
December 31, 2000*******                             10.00          .59(a)(b)        .62           1.21
------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 2001                                    $9.31         $.03(a)        $(1.96)        $(1.93)
December 31, 2000                                    17.29         (.01)(a)        (7.41)         (7.42)
December 31, 1999                                     8.33         (.01)(a)         8.97           8.96
December 31, 1998                                     9.20          .08(a)          (.56)          (.48)
December 31, 1997                                    11.01          .07            (1.66)         (1.59)
------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2001                                    $9.06         $.01(a)        $(1.25)        $(1.24)
December 31, 2000*********                           10.00         (.07)(a)         (.87)          (.94)
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001                                    $9.15         $.78(a)         $(.44)          $.34
December 31, 2000                                     9.92          .80(a)          (.78)           .02
December 31, 1999                                    10.49          .80(a)          (.63)           .17
December 31, 1998                                    11.31          .86(a)          (.99)          (.13)
December 31, 1997                                    11.27          .82(a)          (.05)           .77
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001                                   $10.96         $.31(a)         $(.24)          $.07
December 31, 2000                                     9.98          .19(a)           .79            .98
December 31, 1999                                    10.28          .32(a)          (.36)          (.04)
December 31, 1998****                                10.00          .18(a)(b)        .19            .37
------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2001                                   $16.66         $.36(a)        $(1.78)        $(1.42)
December 31, 2000                                    19.60          .48(a)         (1.32)          (.84)
December 31, 1999                                    18.94          .41(a)          1.69           2.10
December 31, 1998                                    18.76          .46(a)          2.00           2.46
December 31, 1997                                    17.25          .50             2.63           3.13
------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                                   $18.10         $.02(a)        $(5.17)        $(5.15)
December 31, 2000                                    30.49         (.08)(a)        (7.36)         (7.44)
December 31, 1999                                    20.28         (.02)(a)        12.09          12.07
December 31, 1998                                    18.34          .05(a)          5.01           5.06
December 31, 1997                                    16.88          .13             2.18           2.31
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                                   $25.85         $.35(a)        $(1.94)        $(1.59)
December 31, 2000                                    26.80          .40(a)          1.49           1.89
December 31, 1999                                    28.77          .47(a)          0.01            .48
December 31, 1998                                    28.32          .44(a)          3.77           4.21
December 31, 1997                                    24.56          .48             5.07           5.55
------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                                    $7.80        $(.01)(a)       $(2.48)        $(2.49)
December 31, 2000*******                             10.00         (.02)(a)        (2.18)         (2.20)
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2001                                   $14.61         $.01(a)        $(2.86)        $(2.85)
December 31, 2000                                    10.50          .01(a)          4.10           4.11
December 31, 1999                                    10.94          .01(a)          (.44)          (.43)
December 31, 1998****                                10.00          .01(a)(b)        .94            .95
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                   Less Distributions:
                                                                 From
                                                  From           Net
                                                  Net            Realized       From
                                                  Investment     Gain on        Return         Total
Period ended                                      Income         Investments    of Capital     Distributions
------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2001                                    $  --         $   --(e)       $  --         $   --
December 31, 2000*******                              (.22)          (.11)            --           (.33)
------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 2001                                    $  --         $(2.16)         $  --         $(2.16)
December 31, 2000                                     (.55)          (.01)            --           (.56)
December 31, 1999                                       --             --             --             --
December 31, 1998                                     (.38)            --           (.01)          (.39)
December 31, 1997                                     (.22)            --             --           (.22)
------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2001                                    $  --         $   --          $  --         $   --
December 31, 2000*********                              --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001                                    $(.68)        $   --          $  --          $(.68)
December 31, 2000                                     (.79)            --             --           (.79)
December 31, 1999                                     (.74)            --             --           (.74)
December 31, 1998                                     (.48)          (.21)            --           (.69)
December 31, 1997                                     (.63)          (.10)            --           (.73)
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001                                    $(.30)        $   --          $  --          $(.30)
December 31, 2000                                       --             --             --             --
December 31, 1999                                     (.23)          (.02)          (.01)          (.26)
December 31, 1998****                                 (.09)            --             --           (.09)
------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2001                                    $(.18)        $(1.69)         $  --         $(1.87)
December 31, 2000                                     (.34)         (1.76)            --          (2.10)
December 31, 1999                                     (.38)         (1.06)            --          (1.44)
December 31, 1998                                     (.43)         (1.85)            --          (2.28)
December 31, 1997                                     (.60)         (1.02)            --          (1.62)
------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                                    $  --         $(3.61)         $  --         $(3.61)
December 31, 2000                                     (.18)         (4.77)            --          (4.95)
December 31, 1999                                     (.09)         (1.77)            --          (1.86)
December 31, 1998                                     (.52)         (2.60)            --          (3.12)
December 31, 1997                                     (.41)          (.44)            --           (.85)
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                                    $(.41)        $ (.29)         $  --          $(.70)
December 31, 2000                                     (.50)         (2.34)            --          (2.84)
December 31, 1999                                     (.41)         (2.04)            --          (2.45)
December 31, 1998                                     (.50)         (3.26)            --          (3.76)
December 31, 1997                                     (.52)         (1.27)            --          (1.79)
------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                                    $  --         $   --          $  --          $  --
December 31, 2000*******                                --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2001                                    $(.01)        $   --          $  --          $(.01)
December 31, 2000                                       --             --             --             --
December 31, 1999                                     (.01)            --             --           (.01)
December 31, 1998****                                 (.01)            --             --(e)        (.01)
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                                 Total
                                                                 Investment
                                                  Net Asset      Return at      Net Assets,
                                                  Value          Net Asset      End of Period
Period ended                                      End of Period  Value(%)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2001                                   $11.62           6.82     $  136,461
December 31, 2000*******                             10.88          12.11*        17,992
------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 2001                                    $5.22         (23.84)       $62,755
December 31, 2000                                     9.31         (44.21)       105.373
December 31, 1999                                    17.29         107.56        250,986
December 31, 1998                                     8.33          (5.48)        90,667
December 31, 1997                                     9.20         (14.66)       112,902
------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2001                                    $7.82         (13.69)    $   11,003
December 31, 2000*********                            9.06          (9.40)*        2,258
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001                                    $8.81           3.82     $  491,673
December 31, 2000                                     9.15           0.19        537,743
December 31, 1999                                     9.92           1.66        623,737
December 31, 1998                                    10.49          (1.37)       669,053
December 31, 1997                                    11.31           7.38        608,148
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001                                   $10.73           0.74     $  387,517
December 31, 2000                                    10.96           9.82        305,564
December 31, 1999                                     9.98          (0.36)       276,553
December 31, 1998****                                10.28           3.69*       113,202
------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2001                                   $13.37          (8.42)    $  611,233
December 31, 2000                                    16.66          (4.87)       815,135
December 31, 1999                                    19.60          11.85      1,001,087
December 31, 1998                                    18.94          13.47      1,020,354
December 31, 1997                                    18.76          19.67        956,532
------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                                    $9.34         (29.66)    $1,139,131
December 31, 2000                                    18.10         (29.64)     2,018,743
December 31, 1999                                    30.49          65.00      3,090,073
December 31, 1998                                    20.28          29.71      1,987,094
December 31, 1997                                    18.34          14.33      1,611,503
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                                   $23.56          (6.16)    $7,216,388
December 31, 2000                                    25.85           8.11      8,675,872
December 31, 1999                                    26.80           1.59      9,567,077
December 31, 1998                                    28.77          15.42      9,948,386
December 31, 1997                                    28.32          24.15      8,337,334
------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                                   $ 5.31         (31.92)    $   55,646
December 31, 2000*******                              7.80         (22.00)*       77,022
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2001                                   $11.75         (19.53)    $  342,488
December 31, 2000                                    14.61          39.14        497,695
December 31, 1999                                    10.50          (3.93)       218,848
December 31, 1998****                                10.94           9.51*       134,436
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                                 Ratio of Net
                                                  Ratio of       Investment
                                                  Expenses       Income(Loss)
                                                  to Average Net to Average     Portfolio
Period ended                                      Assets(%)(d)   Net Assets(%)  Turnover(%)
------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2001                                      .77(b)        4.23(b)      262.05(f)
December 31, 2000*******                               .82(b)*       5.20(b)*     336.72*
------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 2001                                     1.13            .41         100.86
December 31, 2000                                     1.07           (.10)        149.46
December 31, 1999                                     1.13           (.09)        145.51
December 31, 1998                                     1.12           1.01         136.49
December 31, 1997                                     1.07            .70         102.92
------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2001                                     1.35            .13         101.98
December 31, 2000*********                            1.18*          (.72)*        89.87*
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001                                      .79           8.83         139.13(f)
December 31, 2000                                      .78           8.62         169.27
December 31, 1999                                      .78           7.86         117.02
December 31, 1998                                      .78           7.94         186.80
December 31, 1997                                      .80           7.43         282.56
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001                                      .76           2.92         334.64(f)
December 31, 2000                                      .76           3.44         154.53
December 31, 1999                                      .83           3.04         173.41
December 31, 1998****                                  .57(b)*       1.84(b)*      99.85*
------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2001                                      .84           2.54         187.96(f)
December 31, 2000                                      .79           2.73         159.03
December 31, 1999                                      .77           2.22         149.82
December 31, 1998                                      .78           2.54         133.80
December 31, 1997                                      .77           3.01         181.05
------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                                      .82            .20         186.11
December 31, 2000                                      .76           (.32)        170.41
December 31, 1999                                      .73           (.09)        154.88
December 31, 1998                                      .72            .26         164.56
December 31, 1997                                      .75            .77         158.37
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                                      .51           1.42          32.75
December 31, 2000                                      .50           1.63          55.04
December 31, 1999                                      .50           1.66          53.68
December 31, 1998                                      .50           1.59          63.62
December 31, 1997                                      .51           2.08          64.96
------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                                      .85           (.19)         83.13
December 31, 2000*******                               .80*          (.23)*        57.60*
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2001                                      .79            .09          53.20
December 31, 2000                                      .79            .06          49.10
December 31, 1999                                      .83            .14          82.45
December 31, 1998****                                  .61(b)*        .14(b)*      39.68*
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                                    Investment Operations
                                                                                Net
                                                  Net                           Realized and
                                                  Asset                         Unrealized
                                                  Value,         Net            Gain(Loss)     Total from
                                                  Beginning      Investment     on             Investment
Period ended                                      of Period      Income(Loss)   Investments    Operations
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001                                   $ 8.98          $ .91(a)      $ (.55)        $  .36
December 31, 2000                                    11.09           1.14(a)       (1.97)          (.83)
December 31, 1999                                    11.70           1.13(a)        (.48)           .65
December 31, 1998                                    13.62           1.31(a)       (1.98)          (.67)
December 31, 1997                                    12.96           1.06            .65           1.71
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001                                   $12.61          $ .70(a)      $  .21         $  .91
December 31, 2000                                    12.52            .84(a)         .11            .95
December 31, 1999                                    13.73            .78(a)       (1.05)          (.27)
December 31, 1998                                    13.42            .82(a)         .24           1.06
December 31, 1997                                    13.21            .88            .18           1.06
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001                                   $17.72          $ .13(a)      $(3.62)        $(3.49)
December 31, 2000                                    21.66            .31(a)       (2.05)         (1.74)
December 31, 1999                                    13.52            .08(a)        8.06           8.14
December 31, 1998                                    11.43            .11(a)        2.03           2.14
December 31, 1997**                                  10.00            .05(b)        1.56           1.61
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2001                                   $13.28          $ .13(a)      $(2.80)        $(2.67)
December 31, 2000                                    15.25            .16(a)         .05            .21
December 31, 1999                                    12.24            .21(a)        2.80           3.01
December 31, 1998                                    11.53            .23(a)        1.06           1.29
December 31, 1997**                                  10.00            .07           1.87           1.94
------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2001                                   $13.71          $ .04(a)      $(3.95)        $(3.91)
December 31, 2000                                    23.31           (.11)(a)      (8.45)         (8.56)
December 31, 1999                                    11.49           (.05)(a)      11.88          11.83
December 31, 1998                                     9.96           (.04)(a)(b)    1.59           1.55
December 31, 1997**                                  10.00            .01(b)        (.02)          (.01)
------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001                                   $12.36          $ .03(a)      $(3.07)        $(3.04)
December 31, 2000                                    15.16            .01(a)       (2.81)         (2.80)
December 31, 1999                                    11.65            .01(a)        3.50           3.51
December 31, 1998****                                10.00            .02(a)(b)     1.65           1.67
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                                   $ 1.00          $ .0392       $   --         $.0392
December 31, 2000                                     1.00            .0588           --          .0588
December 31, 1999                                     1.00            .0476           --          .0476
December 31, 1998                                     1.00            .0510           --          .0510
December 31, 1997                                     1.00            .0509           --          .0509
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2001                                   $29.89          $(.04)(a)     $(8.76)        $(8.80)
December 31, 2000                                    43.54           (.13)(a)     (10.03)        (10.16)
December 31, 1999                                    26.06           (.08)(a)      17.93          17.85
December 31, 1998                                    21.23           (.04)          5.19           5.15
December 31, 1997                                    17.22             --(e)        4.01           4.01
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                  Less Distributions:
                                                                 From
                                                  From           Net
                                                  Net            Realized       From
                                                  Investment     Gain on        Return         Total
Period ended                                      Income         Investments    of Capital     Distributions
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001                                   $(1.26)        $   --          $  --        $ (1.26)
December 31, 2000                                    (1.28)            --             --          (1.28)
December 31, 1999                                    (1.26)            --             --          (1.26)
December 31, 1998                                    (1.08)          (.17)            --          (1.25)
December 31, 1997                                     (.94)          (.11)            --          (1.05)
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001                                   $ (.87)        $   --          $  --        $  (.87)
December 31, 2000                                     (.86)            --             --           (.86)
December 31, 1999                                     (.73)          (.21)            --           (.94)
December 31, 1998                                     (.75)            --             --           (.75)
December 31, 1997                                     (.85)            --             --           (.85)
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001                                   $ (.06)        $(1.75)         $  --         $(1.81)
December 31, 2000                                     (.41)         (1.79)            --          (2.20)
December 31, 1999                                       --             --             --             --
December 31, 1998                                     (.04)            --           (.01)          (.05)
December 31, 1997**                                   (.07)          (.10)          (.01)          (.18)
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2001                                   $ (.13)        $ (.72)         $  --        $  (.85)
December 31, 2000                                     (.68)         (1.50)            --          (2.18)
December 31, 1999                                       --             --             --             --
December 31, 1998                                     (.11)          (.41)          (.06)          (.58)
December 31, 1997**                                   (.13)          (.28)            --           (.41)
------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2001                                   $   --         $   --          $  --        $    --
December 31, 2000                                     (.01)         (1.03)            --(e)       (1.04)
December 31, 1999                                     (.01)            --             --           (.01)
December 31, 1998                                     (.02)            --             --           (.02)
December 31, 1997**                                   (.03)            --             --           (.03)
------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001                                   $ (.01)        $   --          $  --        $  (.01)
December 31, 2000                                       --             --             --             --
December 31, 1999                                       --             --             --             --
December 31, 1998****                                 (.01)            --           (.01)          (.02)
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                                   $ (.0392)      $   --          $  --        $(.0392)
December 31, 2000                                     (.0588)          --             --         (.0588)
December 31, 1999                                     (.0476)          --             --         (.0476)
December 31, 1998                                     (.0510)          --             --         (.0510)
December 31, 1997                                     (.0509)          --             --         (.0509)
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2001                                   $   --         $(4.42)         $  --(e)      $(4.42)
December 31, 2000                                       --          (3.49)            --          (3.49)
December 31, 1999                                       --           (.37)            --           (.37)
December 31, 1998                                       --           (.32)            --           (.32)
December 31, 1997                                       --             --             --             --
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                                 Total
                                                                 Investment
                                                  Net Asset      Return at      Net Assets,
                                                  Value          Net Asset      End of Period
Period ended                                      End of Period  Value(%)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001                                   $ 8.08           4.00     $  647,505
December 31, 2000                                     8.98          (8.45)       709,534
December 31, 1999                                    11.09           5.92        964,590
December 31, 1998                                    11.70          (5.86)     1,032,892
December 31, 1997                                    13.62          14.34      1,025,298
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001                                   $12.65           7.53     $  879,911
December 31, 2000                                    12.61           8.01        806,452
December 31, 1999                                    12.52          (2.07)       935,800
December 31, 1998                                    13.73           8.25      1,000,161
December 31, 1997                                    13.42           8.64        789,540
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001                                   $12.42         (20.41)    $  521,192
December 31, 2000                                    17.72          (9.48)       696,527
December 31, 1999                                    21.66          60.21        627,368
December 31, 1998                                    13.52          18.69        317,602
December 31, 1997**                                  11.43          16.13        150,884
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2001                                    $9.76         (20.67)    $  273,298
December 31, 2000                                    13.28           1.36        393,973
December 31, 1999                                    15.25          24.59        387,504
December 31, 1998                                    12.24          11.28        305,047
December 31, 1997**                                  11.53          19.43        206,598
------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2001                                    $9.80         (28.52)    $  140,731
December 31, 2000                                    13.71         (38.56)       255,447
December 31, 1999                                    23.31         102.96        330,982
December 31, 1998                                    11.49          15.58        135,451
December 31, 1997**                                   9.96           (.10)       107,000
------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001                                    $9.31         (24.61)    $  597,312
December 31, 2000                                    12.36         (18.47)       905,213
December 31, 1999                                    15.16          30.13        867,151
December 31, 1998****                                11.65          16.66*       243,296
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                                   $ 1.00           3.99     $  893,647
December 31, 2000                                     1.00           6.03        637,405
December 31, 1999                                     1.00           4.86        823,013
December 31, 1998                                     1.00           5.19        595,158
December 31, 1997                                     1.00           5.22        405,577
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2001                                   $16.67         (29.99)    $3,058,087
December 31, 2000                                    29.89         (26.09)     4,992,696
December 31, 1999                                    43.54          69.35      6,432,227
December 31, 1998                                    26.06          24.38      3,586,225
December 31, 1997                                    21.23          23.29      2,590,244
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                                 Ratio of Net
                                                  Ratio of       Investment
                                                  Expenses       Income(Loss)
                                                  to Average Net to Average     Portfolio
Period ended                                      Assets(%)(d)   Net Assets(%)  Turnover(%)
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001                                      .76          10.99          81.97
December 31, 2000                                      .74          11.46          69.05
December 31, 1999                                      .72          10.18          52.96
December 31, 1998                                      .71          10.31          52.00
December 31, 1997                                      .72           9.26          84.61
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001                                      .68           5.60         250.79(f)
December 31, 2000                                      .67           6.94         238.00
December 31, 1999                                      .67           6.07         220.90
December 31, 1998                                      .67           6.13         233.04
December 31, 1997                                      .69           6.58         194.29
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001                                      .94            .93          69.81
December 31, 2000                                      .94           1.62          78.84
December 31, 1999                                     1.02            .51         107.38
December 31, 1998                                     1.07            .84          98.31
December 31, 1997**                                   1.20(b)         .79(b)       75.18
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2001                                      .98           1.26         154.29
December 31, 2000                                      .97           1.15          82.02
December 31, 1999                                      .98           1.50          92.27
December 31, 1998                                      .99           1.86          62.61
December 31, 1997**                                   1.12           1.11          53.20
------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2001                                     1.24            .35         198.97
December 31, 2000                                     1.21           (.57)        189.71
December 31, 1999                                     1.41           (.36)        196.53
December 31, 1998                                     1.60(b)        (.36)(b)     157.72
December 31, 1997**                                   1.60(b)         .09(b)      131.89
------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001                                      .66            .23          98.05
December 31, 2000                                      .65            .08          76.32
December 31, 1999                                      .71            .05          65.59
December 31, 1998****                                  .57(b)*        .19(b)*      42.97*
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                                      .45           3.75             --
December 31, 2000                                      .50           5.87             --
December 31, 1999                                      .49           4.77             --
December 31, 1998                                      .53           5.04             --
December 31, 1997                                      .54           5.10             --
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2001                                      .59           (.21)         72.16
December 31, 2000                                      .57           (.31)         53.64
December 31, 1999                                      .59           (.28)         71.14
December 31, 1998                                      .61           (.16)         59.75
December 31, 1997                                      .63           (.01)         71.78
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
                                                                 Investment Operations
                                                                                Net
                                                  Net                           Realized and
                                                  Asset                         Unrealized
                                                  Value,         Net            Gain(Loss)     Total from
                                                  Beginning      Investment     on             Investment
Period ended                                      of Period      Income(Loss)   Investments    Operations
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                                   $13.52          $ .18(a)     $   .28        $   .46
December 31, 2000                                    11.86            .21(a)        2.27           2.48
December 31, 1999                                    12.03            .18(a)        (.14)           .04
December 31, 1998                                    11.76            .16(a)         .57            .73
December 31, 1997**                                  10.00            .18(a)        1.58           1.76
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2001                                   $11.06          $(.05)(a)    $ (4.99)       $ (5.04)
December 31, 2000                                    22.79           (.08)(a)     (11.42)        (11.50)
December 31, 1999                                    10.09           (.08)(a)(b)   12.84          12.76
December 31, 1998****                                10.00           (.01)(a)(b)     .10            .09
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2001                                   $14.32          $ .08(a)     $ (2.73)       $ (2.65)
December 31, 2000                                    14.69            .07(a)        (.34)          (.27)
December 31, 1999                                    11.93            .05(a)(b)     3.20           3.25
December 31, 1998*****                               10.00            .02(a)(b)     1.93           1.95
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2001                                   $12.81          $ .08(a)      $ 2.27        $  2.35
December 31, 2000                                    10.31            .07(a)        2.47           2.54
December 31, 1999******                              10.00           (.02)(a)        .37            .35
------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
December 31, 2001                                   $ 6.98          $(.05)(a)    $ (2.68)       $ (2.73)
December 31, 2000********                            10.00           (.07)(a)      (2.95)         (3.02)
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2001                                   $18.13          $ .36(a)     $ (4.17)       $ (3.81)
December 31, 2000                                    16.97            .49(a)        2.25           2.74
December 31, 1999                                    18.19            .52(a)        (.72)          (.20)
December 31, 1998                                    17.14            .54(a)        1.90           2.44
December 31, 1997                                    14.80            .53           3.11           3.64
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2001                                   $19.65          $(.02)(a)    $ (6.47)       $ (6.49)
December 31, 2000                                    20.68           (.05)(a)       (.73)          (.78)
December 31, 1999                                    14.72           (.05)(a)       7.64           7.59
December 31, 1998                                    12.32           (.02)(a)       2.42           2.40
December 31, 1997**                                  10.00             --(e)        2.32           2.32
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2001                                   $48.82          $ .20(a)     $(10.65)       $(10.45)
December 31, 2000                                    66.25            .04(a)       (8.96)         (8.92)
December 31, 1999                                    45.85            .03(a)       24.59          24.62
December 31, 1998                                    39.08            .05(a)        9.26           9.31
December 31, 1997                                    32.53            .10           8.01           8.11
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2001                                   $ 7.18          $(.06)(a)    $ (2.14)        $(2.20)
December 31, 2000*********                           10.00           (.05)(a)      (2.77)         (2.82)
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                  Less Distributions:
                                                                 From
                                                  From           Net
                                                  Net            Realized       From
                                                  Investment     Gain on        Return         Total
Period ended                                      Income         Investments    of Capital     Distributions
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                                    $(.14)        $ (.37)         $  --         $ (.51)
December 31, 2000                                     (.18)          (.64)            --           (.82)
December 31, 1999                                       --(e)        (.21)            --           (.21)
December 31, 1998                                     (.23)          (.23)            --           (.46)
December 31, 1997**                                     --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2001                                    $  --         $   --          $  --         $   --
December 31, 2000                                       --           (.23)            --(e)        (.23)
December 31, 1999                                       --           (.06)            --           (.06)
December 31, 1998****                                   --             --             --(e)          --
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2001                                    $(.05)        $ (.63)         $  --         $ (.68)
December 31, 2000                                       --           (.10)            --           (.10)
December 31, 1999                                     (.03)          (.46)            --           (.49)
December 31, 1998*****                                (.01)          (.01)            --           (.02)
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2001                                    $  --(e)      $ (.07)         $  --         $ (.07)
December 31, 2000                                     (.04)            --             --           (.04)
December 31, 1999******                                 --           (.03)          (.01)          (.04)
------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
December 31, 2001                                    $  --         $   --          $  --            $--
December 31, 2000********                               --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2001                                    $(.50)        $ (.85)         $  --         $(1.35)
December 31, 2000                                     (.57)         (1.01)            --          (1.58)
December 31, 1999                                     (.50)          (.52)            --          (1.02)
December 31, 1998                                     (.51)          (.88)            --          (1.39)
December 31, 1997                                     (.55)          (.75)            --          (1.30)
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2001                                    $  --         $(1.76)         $  --(e)      $(1.76)
December 31, 2000                                       --           (.25)            --           (.25)
December 31, 1999                                       --          (1.63)            --          (1.63)
December 31, 1998                                       --             --             --             --
December 31, 1997**                                     --(e)          --             --(e)          --
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2001                                    $(.05)        $(9.60)         $  --         $(9.65)
December 31, 2000                                     (.02)         (8.49)            --          (8.51)
December 31, 1999                                     (.05)         (4.17)            --          (4.22)
December 31, 1998                                     (.10)         (2.44)            --          (2.54)
December 31, 1997                                     (.07)         (1.49)            --          (1.56)
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2001                                    $  --            $--          $  --         $   --
December 31, 2000*********                              --             --             --             --
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                                 Total
                                                                 Investment
                                                  Net Asset      Return at      Net Assets,
                                                  Value          Net Asset      End of Period
Period ended                                      End of Period  Value(%)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                                   $13.47           3.53     $  455,975
December 31, 2000                                   $13.52          22.59        302,930
December 31, 1999                                    11.86            .27        249,092
December 31, 1998                                    12.03           6.26        255,754
December 31, 1997**                                  11.76          17.60        195,391
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2001                                   $ 6.02         (45.57)    $  107,050
December 31, 2000                                    11.06         (51.03)       217,797
December 31, 1999                                    22.79         126.52        207,003
December 31, 1998****                                10.09            .94*        28,059
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2001                                   $10.99         (18.62)    $  197,443
December 31, 2000                                    14.32          (1.84)       222,579
December 31, 1999                                    14.69          27.58        134,115
December 31, 1998*****                               11.93          19.51*        22,626
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2001                                   $15.09          18.42     $  231,329
December 31, 2000                                    12.81          24.62         59,483
December 31, 1999******                              10.31           3.47*        12,298
------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
December 31, 2001                                   $ 4.25         (39.11)    $   15,526
December 31, 2000********                             6.98         (30.20)*       16,743
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2001                                   $12.97         (22.11)    $  631,897
December 31, 2000                                    18.13          17.61        958,078
December 31, 1999                                    16.97           (.66)       945,581
December 31, 1998                                    18.19          14.92      1,015,327
December 31, 1997                                    17.14          27.10        822,257
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2001                                   $11.40         (33.34)    $  443,879
December 31, 2000                                    19.65          (3.98)       767,550
December 31, 1999                                    20.68          52.90        542,491
December 31, 1998                                    14.72          19.48        311,612
December 31, 1997**                                  12.32          23.21        170,660
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2001                                   $28.72         (22.24)    $4,784,868
December 31, 2000                                    48.82         (16.41)     7,326,157
December 31, 1999                                    66.25          58.22      9,130,197
December 31, 1998                                    45.85          24.36      5,803,073
December 31, 1997                                    39.08          26.51      4,538,535
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2001                                   $ 4.98         (30.64)    $    7,558
December 31, 2000*********                            7.18         (28.20)*        3,174
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
                                                                 Ratio of Net
                                                  Ratio of       Investment
                                                  Expenses       Income(Loss)
                                                  to Average Net to Average     Portfolio
Period ended                                      Assets(%)(d)   Net Assets(%)  Turnover(%)
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                                      .79           1.32          74.80
December 31, 2000                                      .79           1.75          83.62
December 31, 1999                                      .80           1.40          98.21
December 31, 1998                                      .81           1.34         130.96
December 31, 1997**                                    .85           1.59          64.15
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2001                                      .85           (.63)        116.66
December 31, 2000                                      .81           (.42)         88.63
December 31, 1999                                      .90(b)        (.55)(b)     127.98
December 31, 1998****                                  .60(b)*       (.16)(b)*     59.93*
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2001                                      .74            .67         146.42
December 31, 2000                                      .78            .47         161.52
December 31, 1999                                      .85(b)         .34(b)      169.16
December 31, 1998*****                                 .22(b)*        .19(b)*      19.76*
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2001                                      .94            .56          36.65
December 31, 2000                                     1.10            .59          34.05
December 31, 1999******                               1.29*          (.24)*        48.24*
------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
December 31, 2001                                     1.45          (1.12)        280.37
December 31, 2000********                             1.04*          (.78)*       150.70*
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2001                                      .73           2.45          93.13
December 31, 2000                                      .72           2.94          28.88
December 31, 1999                                      .71           3.02          26.16
December 31, 1998                                      .72           3.19          24.77
December 31, 1997                                      .74           3.63          42.46
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2001                                      .67           (.18)        112.81
December 31, 2000                                      .67           (.22)        104.60
December 31, 1999                                      .75           (.29)        133.32
December 31, 1998                                      .77           (.12)        116.48
December 31, 1997**                                    .87             --          75.43
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2001                                      .57            .61         105.03
December 31, 2000                                      .56            .07          92.54
December 31, 1999                                      .57            .05          85.13
December 31, 1998                                      .58            .14          62.99
December 31, 1997                                      .59            .30          82.00
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2001                                     1.62          (1.10)        109.55
December 31, 2000*********                             .85*          (.67)*        28.20*
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
                                                                  Investment Operations
                                                                                Net
                                                  Net                           Realized and
                                                  Asset                         Unrealized
                                                  Value,         Net            Gain(Loss)     Total from
                                                  Beginning      Investment     on             Investment
Period ended                                      of Period      Income(Loss)   Investments    Operations
------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2001                                   $10.87         $  .47(a)(b)   $  .25        $   .72
December 31, 2000*******                             10.00            .54(a)(b)      .66           1.20
------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 2001                                    $9.27         $  .01(a)      $(1.94)       $ (1.93)
December 31, 2000                                    17.25           (.02)(a)      (7.41)         (7.43)
December 31, 1999                                     8.33           (.08)(a)       9.00           8.92
December 31, 1998****                                 8.57           (.01)(a)       (.23)          (.24)
------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2001                                    $9.06         $ (.01)(a)     $(1.25)       $(.1.26)
December 31, 2000*********                           10.00           (.05)(a)       (.89)          (.94)
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001                                    $9.11         $  .76(a)      $ (.45)       $   .31
December 31, 2000                                     9.90            .78(a)        (.78)            --
December 31, 1999                                    10.47            .78(a)        (.62)           .16
December 31, 1998***                                 10.95            .62(a)       (1.10)          (.48)
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001                                   $10.94         $  .29(a)      $ (.25)          $.04
December 31, 2000                                     9.98            .18(a)         .78            .96
December 31, 1999                                    10.28            .30(a)        (.34)          (.04)
December 31, 1998****                                10.00            .17(a)(b)      .20            .37
------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2001                                   $16.67         $  .32(a)      $(1.77)       $ (1.45)
December 31, 2000                                    19.60            .45(a)       (1.29)          (.84)
December 31, 1999                                    18.95            .39(a)        1.69           2.08
December 31, 1998****                                18.16            .33(a)         .46            .79
------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                                   $18.02         $   --(a)(e)   $(5.14)       $ (5.14)
December 31, 2000                                    30.41           (.10)(a)      (7.34)         (7.44)
December 31, 1999                                    20.28           (.10)(a)      12.08          11.98
December 31, 1998****                                18.03           (.05)(a)       2.30           2.25
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                                   $25.76         $  .29(a)      $(1.93)       $ (1.64)
December 31, 2000                                    26.75            .36(a)        1.48           1.84
December 31, 1999                                    28.75            .41(a)         .04            .45
December 31, 1998***                                 28.02            .26(a)         .47            .73
------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                                    $7.79         $ (.02)(a)     $(2.48)       $ (2.50)
December 31, 2000*******                             10.00           (.04)(a)      (2.17)         (2.21)
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2001                                   $14.58         $ (.02)(a)     $(2.86)       $ (2.88)
December 31, 2000                                    10.50           (.01)(a)       4.09           4.08
December 31, 1999                                    10.93             --(a)        (.43)          (.43)
December 31, 1998****                                10.00           (.01)(a)(b)     .95            .94
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001                                    $8.97         $  .88(a)      $ (.54)       $   .34
December 31, 2000                                    11.08           1.13(a)       (1.97)          (.84)
December 31, 1999                                    11.70           1.11(a)        (.47)           .64
December 31, 1998****                                12.99            .79(a)       (2.08)         (1.29)
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001                                   $12.58         $  .65(a)      $  .23        $   .88
December 31, 2000                                    12.51            .81(a)         .11            .92
December 31, 1999                                    13.73            .76(a)       (1.04)          (.28)
December 31, 1998****                                12.88            .50(a)         .35            .85
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
                                                  Less Distributions:
                                                                 From
                                                  From           Net
                                                  Net            Realized       From
                                                  Investment     Gain on        Return         Total
Period ended                                      Income         Investments    of Capital     Distributions
------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2001                                   $   --         $   --(e)       $  --         $   --
December 31, 2000*******                              (.22)          (.11)            --           (.33)
------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 2001                                   $   --         $(2.16)         $  --         $(2.16)
December 31, 2000                                     (.54)          (.01)            --           (.55)
December 31, 1999                                       --             --             --             --
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2001                                   $   --         $   --          $  --         $   --
December 31, 2000*********                              --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001                                   $ (.67)        $   --          $  --         $ (.67)
December 31, 2000                                     (.79)            --             --           (.79)
December 31, 1999                                     (.73)            --             --           (.73)
December 31, 1998***                                    --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001                                   $ (.29)        $   --          $  --         $ (.29)
December 31, 2000                                       --             --             --             --
December 31, 1999                                     (.23)          (.02)          (.01)          (.26)
December 31, 1998****                                 (.09)            --             --           (.09)
------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2001                                   $ (.16)        $(1.69)         $  --         $(1.85)
December 31, 2000                                     (.33)         (1.76)            --          (2.09)
December 31, 1999                                     (.37)         (1.06)            --          (1.43)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                                   $   --         $(3.61)         $  --         $(3.61)
December 31, 2000                                     (.18)         (4.77)            --          (4.95)
December 31, 1999                                     (.08)         (1.77)            --          (1.85)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                                   $ (.39)        $ (.29)         $  --         $ (.68)
December 31, 2000                                     (.49)         (2.34)            --          (2.83)
December 31, 1999                                     (.41)         (2.04)            --          (2.45)
December 31, 1998***                                    --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                                   $   --         $   --          $  --         $   --
December 31, 2000*******                                --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2001                                   $   --         $   --          $  --         $   --
December 31, 2000                                       --             --             --             --
December 31, 1999                                       --(e)          --             --             --(e)
December 31, 1998****                                 (.01)            --             --(e)        (.01)
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001                                   $(1.25)        $   --          $  --         $(1.25)
December 31, 2000                                    (1.27)            --             --          (1.27)
December 31, 1999                                    (1.26)            --             --          (1.26)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001                                    $(.86)        $   --          $  --         $ (.86)
December 31, 2000                                     (.85)            --             --           (.85)
December 31, 1999                                     (.73)          (.21)            --           (.94)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
                                                                 Total
                                                                 Investment
                                                  Net Asset      Return at      Net Assets,
                                                  Value          Net Asset      End of Period
Period ended                                      End of Period  Value(%)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2001                                   $11.59           6.64       $ 73,366
December 31, 2000*******                             10.87          11.98*         7,690
------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 2001                                   $ 5.18         (24.00)      $  4,318
December 31, 2000                                     9.27         (44.34)         6,919
December 31, 1999                                    17.25         107.08          6,866
December 31, 1998****                                 8.33          (2.80)*          111
------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2001                                   $ 7.80         (13.91)      $  9,784
December 31, 2000*********                            9.06          (9.40)*          989
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001                                   $ 8.75           3.51       $ 92,828
December 31, 2000                                     9.11          (0.07)        68,832
December 31, 1999                                     9.90           1.65         23,182
December 31, 1998***                                 10.47          (4.38)*        1,963
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001                                   $10.69           0.46       $156,821
December 31, 2000                                    10.94           9.62         94,236
December 31, 1999                                     9.98           (.41)        38,566
December 31, 1998****                                10.28           3.69*         1,924
------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2001                                   $13.37          (8.58)      $ 24,735
December 31, 2000                                    16.67          (4.87)        18,984
December 31, 1999                                    19.60          11.76          6,617
December 31, 1998****                                18.95           4.35*         1,319
------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                                   $ 9.27         (29.76)      $ 92,817
December 31, 2000                                    18.02         (29.75)       103,129
December 31, 1999                                    30.41          64.56         28,909
December 31, 1998****                                20.28          12.48*           823
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                                   $23.44          (6.39)      $709,842
December 31, 2000                                    25.76           7.92        513,216
December 31, 1999                                    26.75           1.47        162,112
December 31, 1998***                                 28.75           2.61*         7,583
------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                                   $ 5.29         (32.09)      $ 44,521
December 31, 2000*******                              7.79         (22.10)*       41,072
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2001                                   $11.70         (19.75)      $128,067
December 31, 2000                                    14.58          38.86        107,991
December 31, 1999                                    10.50          (3.90)        20,162
December 31, 1998****                                10.93           9.40*         2,129
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001                                   $ 8.06           3.78       $ 64,972
December 31, 2000                                     8.97          (8.51)        38,039
December 31, 1999                                    11.08           5.81         17,646
December 31, 1998****                                11.70          (9.93)*        1,840
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001                                   $12.60           7.30       $144,380
December 31, 2000                                    12.58           7.79         55,669
December 31, 1999                                    12.51          (2.16)        18,116
December 31, 1998****                                13.73           6.60*         2,288
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB


                                                                 Ratio of Net
                                                  Ratio of       Investment
                                                  Expenses       Income(Loss)
                                                  to Average Net to Average     Portfolio
Period ended                                      Assets(%)(d)   Net Assets(%)  Turnover(%)
------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2001                                      .99(b)        4.12(b)      262.05(f)
December 31, 2000*******                               .95(b)*       5.21(b)*     336.72*
------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
December 31, 2001                                     1.35            .21         100.86
December 31, 2000                                     1.22           (.19)        149.46
December 31, 1999                                     1.28           (.64)        145.51
December 31, 1998****                                  .85*          (.10)*       136.49
------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2001                                     1.57           (.13)        101.98
December 31, 2000*********                            1.22*          (.66)*        89.87*
------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2001                                     1.01           8.58         139.13(f)
December 31, 2000                                      .93           8.45         169.27
December 31, 1999                                      .93           7.67         117.02
December 31, 1998***                                   .69*          5.74*        186.80
------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2001                                      .98           2.69         334.64(f)
December 31, 2000                                      .91           3.27         154.53
December 31, 1999                                      .98           3.00         173.41
December 31, 1998****                                  .67(b)*       1.74(b)*      99.85*
------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2001                                     1.06           2.29         187.96(f)
December 31, 2000                                      .94           2.60         159.03
December 31, 1999                                      .92           2.15         149.82
December 31, 1998****                                  .63*          1.82*        133.80
------------------------------------------------------------------------------------------------------------
Putnam VT Global Growth Fund
December 31, 2001                                     1.04           (.02)        186.11
December 31, 2000                                      .91           (.43)        170.41
December 31, 1999                                      .88           (.43)        154.88
December 31, 1998****                                  .59*          (.34)*       164.56
------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2001                                      .73           1.22          32.75
December 31, 2000                                      .65           1.47          55.04
December 31, 1999                                      .65           1.55          53.68
December 31, 1998***                                   .49*          1.20*         63.62
------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2001                                     1.07           (.39)         83.13
December 31, 2000*******                               .94*          (.39)*        57.60*
------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2001                                     1.01           (.13)         53.20
December 31, 2000                                      .94           (.10)         49.10
December 31, 1999                                      .98           (.01)         82.45
December 31, 1998****                                  .71(b)*       (.11)(b)*     39.68*
------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2001                                      .98          10.71          81.97
December 31, 2000                                      .89          11.61          69.05
December 31, 1999                                      .87          10.01          52.96
December 31, 1998****                                  .58*          7.63*         52.00
------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2001                                      .90           5.26         250.79(f)
December 31, 2000                                      .82           6.74         238.00
December 31, 1999                                      .82           6.14         220.90
December 31, 1998****                                  .56*          4.03*        233.04
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
                                                  Investment Operations
                                                                                Net
                                                  Net                           Realized and
                                                  Asset                         Unrealized
                                                  Value,         Net            Gain(Loss)     Total from
                                                  Beginning      Investment     on             Investment
Period ended                                      of Period      Income(Loss)   Investments    Operations
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001                                   $17.67          $ .09(a)     $ (3.61)       $ (3.52)
December 31, 2000                                    21.63            .21(a)       (1.97)         (1.76)
December 31, 1999                                    13.51            .05(a)        8.07           8.12
December 31, 1998****                                13.44           (.04)(a)        .15            .11
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2001                                   $13.25          $ .11(a)     $ (2.79)       $ (2.68)
December 31, 2000                                    15.22            .13(a)         .08            .21
December 31, 1999                                    12.24            .15(a)        2.83           2.98
December 31, 1998***                                 13.36           (.01)(a)       (.57)          (.58)
------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2001                                   $13.67          $ .02(a)     $ (3.94)       $ (3.92)
December 31, 2000                                    23.28           (.13)(a)      (8.44)         (8.57)
December 31, 1999                                    11.48           (.16)(a)      11.96          11.80
December 31, 1998****                                11.39           (.05)(a)(b)     .14            .09
------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001                                   $12.31          $ .01(a)     $ (3.06)       $ (3.05)
December 31, 2000                                    15.13           (.01)(a)      (2.81)         (2.82)
December 31, 1999                                    11.64           (.01)(a)       3.50           3.49
December 31, 1998****                                10.00            .01(a)(b)     1.64           1.65
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                                    $1.00          $ .0370      $    --        $ .0370
December 31, 2000                                     1.00            .0566           --          .0566
December 31, 1999                                     1.00            .0460           --          .0460
December 31, 1998****                                 1.00            .0338(a)        --          .0338
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2001                                   $29.77          $(.08)(a)    $ (8.72)       $ (8.80)
December 31, 2000                                    43.44           (.18)(a)     (10.00)        (10.18)
December 31, 1999                                    26.04           (.15)(a)      17.92          17.77
December 31, 1998****                                23.94           (.05)(a)       2.15           2.10
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                                   $13.49          $ .14(a)     $   .29        $   .43
December 31, 2000                                    11.85            .20(a)        2.26           2.46
December 31, 1999                                    12.02            .17(a)        (.13)           .04
December 31, 1998****                                11.91            .13(a)         .13            .26
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2001                                   $11.03          $(.06)(a)    $ (4.98)       $ (5.04)
December 31, 2000                                    22.76           (.10)(a)     (11.40)        (11.50)
December 31, 1999                                    10.08           (.10)(a)(b)   12.84          12.74
December 31, 1998****                                10.00           (.03)(a)(b)     .11            .08
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2001                                   $14.28          $ .05(a)     $ (2.72)       $ (2.67)
December 31, 2000                                    14.67            .05(a)        (.34)          (.29)
December 31, 1999                                    11.90            .02(a)(b)     3.23           3.25
December 31, 1998*****                               10.00            .02(a)(b)     1.90           1.92
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2001                                   $12.79          $ .04(a)     $  2.27        $  2.31
December 31, 2000                                    10.30            .05(a)        2.47           2.52
December 31, 1999******                              10.00           (.03)(a)        .37            .34
------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
December 31, 2001                                    $6.97          $(.06)(a)    $ (2.67)       $ (2.73)
December 31, 2000********                            10.00           (.07)(a)      (2.96)         (3.03)
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
                                                  Less Distributions:

                                                                 From
                                                  From           Net
                                                  Net            Realized       From
                                                  Investment     Gain on        Return         Total
Period ended                                      Income         Investments    of Capital     Distributions
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001                                    $(.04)        $(1.75)         $  --        $ (1.79)
December 31, 2000                                     (.41)         (1.79)            --          (2.20)
December 31, 1999                                       --             --             --             --
December 31, 1998****                                 (.03)            --           (.01)          (.04)
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2001                                    $(.12)        $ (.72)         $  --        $  (.84)
December 31, 2000                                     (.68)         (1.50)            --          (2.18)
December 31, 1999                                       --             --             --             --
December 31, 1998***                                  (.11)          (.37)          (.06)          (.54)
------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2001                                    $  --         $   --          $  --        $    --
December 31, 2000                                     (.01)         (1.03)            --(e)       (1.04)
December 31, 1999                                       --(e)          --             --             --(e)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001                                    $  --         $   --          $  --        $    --
December 31, 2000                                       --             --             --             --
December 31, 1999                                       --             --             --             --
December 31, 1998****                                 (.01)            --             --(e)        (.01)
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                                    $(.0370)      $   --          $  --        $(.0370)
December 31, 2000                                     (.0566)          --             --         (.0566)
December 31, 1999                                     (.0460)          --             --         (.0460)
December 31, 1998****                                 (.0338)          --             --         (.0338)
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2001                                    $  --         $(4.42)         $  --(e)     $ (4.42)
December 31, 2000                                       --          (3.49)            --          (3.49)
December 31, 1999                                       --           (.37)            --           (.37)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                                    $(.13)        $ (.37)         $  --        $  (.50)
December 31, 2000                                     (.18)          (.64)            --           (.82)
December 31, 1999                                       --           (.21)            --           (.21)
December 31, 1998****                                 (.13)          (.02)            --           (.15)
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2001                                    $  --         $   --          $  --        $    --
December 31, 2000                                       --           (.23)            --(e)        (.23)
December 31, 1999                                       --           (.06)            --           (.06)
December 31, 1998****                                   --             --             --(e)          --
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2001                                    $(.04)        $ (.63)         $  --        $  (.67)
December 31, 2000                                       --           (.10)            --           (.10)
December 31, 1999                                     (.02)          (.46)            --           (.48)
December 31, 1998*****                                (.01)          (.01)            --           (.02)
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2001                                    $  --(e)      $ (.07)         $  --        $  (.07)
December 31, 2000                                     (.03)            --             --           (.03)
December 31, 1999******                                 --           (.03)          (.01)          (.04)
------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
December 31, 2001                                    $  --         $   --          $  --        $    --
December 31, 2000********                               --             --             --             --
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB


                                                                 Total
                                                                 Investment
                                                  Net Asset      Return at      Net Assets,
                                                  Value          Net Asset      End of Period
Period ended                                      End of Period  Value(%)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001                                   $12.36         (20.61)      $252,647
December 31, 2000                                    17.67          (9.61)       197,754
December 31, 1999                                    21.63          60.10         40,448
December 31, 1998****                                13.51            .81*         1,234
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2001                                   $ 9.73         (20.81)      $ 41,771
December 31, 2000                                    13.25           1.33         36,934
December 31, 1999                                    15.22          24.35         10,652
December 31, 1998***                                 12.24          (4.24)*          926
------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2001                                   $ 9.75         (28.68)      $159,227
December 31, 2000                                    13.67         (38.67)       184,660
December 31, 1999                                    23.28         102.80         33,554
December 31, 1998****                                11.48            .79*            85
------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001                                   $ 9.26         (24.78)      $261,025
December 31, 2000                                    12.31         (18.64)       279,598
December 31, 1999                                    15.13          29.98        101,795
December 31, 1998****                                11.64          16.54*         2,619
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                                   $ 1.00           3.76       $154,176
December 31, 2000                                     1.00           5.82        101,820
December 31, 1999                                     1.00           4.66         41,516
December 31, 1998****                                 1.00           3.42*        13,188
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2001                                   $16.55         (30.14)      $200,041
December 31, 2000                                    29.77         (26.20)       231,779
December 31, 1999                                    43.44          69.10         62,977
December 31, 1998****                                26.04           8.77*         1,359
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                                   $13.42           3.32       $ 88,543
December 31, 2000                                    13.49          22.37         30,806
December 31, 1999                                    11.85            .26          9,541
December 31, 1998****                                12.02           2.28*           414
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2001                                   $ 5.99         (45.69)      $ 55,209
December 31, 2000                                    11.03         (51.09)        74,367
December 31, 1999                                    22.76         126.45         24,432
December 31, 1998****                                10.08            .82*           541
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2001                                   $10.94         (18.83)      $119,888
December 31, 2000                                    14.28          (1.98)        88,834
December 31, 1999                                    14.67          27.69         26,210
December 31, 1998*****                               11.90          19.19*           255
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2001                                   $15.03          18.13       $130,991
December 31, 2000                                    12.79          24.44         30,586
December 31, 1999******                              10.30           3.37*         6,384
------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
December 31, 2001                                   $ 4.24         (39.17)      $ 15,433
December 31, 2000********                             6.97         (30.30)*       12,473
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB


                                                                 Ratio of Net
                                                  Ratio of       Investment
                                                  Expenses       Income(Loss)
                                                  to Average Net to Average     Portfolio
Period ended                                      Assets(%)(d)   Net Assets(%)  Turnover(%)
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2001                                     1.16            .66          69.81
December 31, 2000                                     1.09           1.13          78.84
December 31, 1999                                     1.17            .31         107.38
December 31, 1998****                                  .83*          (.29)*        98.31
------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2001                                     1.20           1.02         154.29
December 31, 2000                                     1.12            .97          82.02
December 31, 1999                                     1.13           1.08          92.27
December 31, 1998***                                   .84*          (.07)*        62.61
------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2001                                     1.46            .14         198.97
December 31, 2000                                     1.36           (.74)        189.71
December 31, 1999                                     1.56           (.97)        196.53
December 31, 1998****                                 1.18(b)*       (.44)(b)*    157.72
------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2001                                      .88            .02          98.05
December 31, 2000                                      .80           (.06)         76.32
December 31, 1999                                      .86           (.11)         65.59
December 31, 1998****                                  .67(b)*        .03(b)*      42.97*
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2001                                      .67           3.51             --
December 31, 2000                                      .65           5.81             --
December 31, 1999                                      .64           4.61             --
December 31, 1998****                                  .46*          3.18*            --
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2001                                      .81           (.43)         72.16
December 31, 2000                                      .72           (.45)         53.64
December 31, 1999                                      .74           (.47)         71.14
December 31, 1998****                                  .51*          (.25)*        59.75
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2001                                     1.01           1.10          74.80
December 31, 2000                                      .94           1.65          83.62
December 31, 1999                                      .95           1.43          98.21
December 31, 1998****                                  .65*          1.26*        130.96
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2001                                     1.07           (.86)        116.66
December 31, 2000                                      .96           (.59)         88.63
December 31, 1999                                     1.05(b)        (.68)(b)     127.98
December 31, 1998****                                  .71(b)*       (.42)(b)*     59.93*
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2001                                      .96            .46         146.42
December 31, 2000                                      .93            .35         161.52
December 31, 1999                                     1.00(b)         .13(b)      169.16
December 31, 1998*****                                 .25(b)*        .15(b)*      19.76*
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2001                                     1.16            .33          36.65
December 31, 2000                                     1.25            .44          34.05
December 31, 1999******                               1.39*          (.31)*        48.24*
------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
December 31, 2001                                     1.67          (1.34)        280.37
December 31, 2000********                             1.12*          (.89)*       150.70*
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
                                                                  Investment Operations
                                                                                Net
                                                  Net                           Realized and
                                                  Asset                         Unrealized
                                                  Value,         Net            Gain(Loss)     Total from
                                                  Beginning      Investment     on             Investment
Period ended                                      of Period      Income(Loss)   Investments    Operations
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2001                                   $18.09          $ .33(a)     $ (4.16)       $ (3.83)
December 31, 2000                                    16.95            .45(a)        2.26           2.71
December 31, 1999                                    18.19            .47(a)        (.69)          (.22)
December 31, 1998****                                16.19            .29(a)        1.71           2.00
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2001                                   $19.60          $(.05)(a)    $ (6.45)       $ (6.50)
December 31, 2000                                    20.65           (.08)(a)       (.72)          (.80)
December 31, 1999                                    14.73           (.07)(a)       7.62           7.55
December 31, 1998****                                13.76           (.02)(a)        .99            .97
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2001                                   $48.64          $ .13(a)     $(10.61)       $(10.48)
December 31, 2000                                    66.11            .01(a)       (8.99)         (8.98)
December 31, 1999                                    45.81           (.10)(a)      24.62          24.52
December 31, 1998****                                41.55           (.01)(a)       4.27           4.26
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2001                                    $7.18          $(.07)(a)    $ (2.14)       $ (2.21)
December 31, 2000*********                           10.00           (.07)(a)      (2.75)         (2.82)
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
                                                  Less Distributions:

                                                                 From
                                                  From           Net
                                                  Net            Realized       From
                                                  Investment     Gain on        Return         Total
Period ended                                      Income         Investments    of Capital     Distributions
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2001                                    $(.49)        $ (.85)         $  --         $(1.34)
December 31, 2000                                     (.56)         (1.01)            --          (1.57)
December 31, 1999                                     (.50)          (.52)            --          (1.02)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2001                                    $  --         $(1.76)         $  --(e)      $(1.76)
December 31, 2000                                       --           (.25)            --           (.25)
December 31, 1999                                       --          (1.63)            --          (1.63)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2001                                    $  --         $(9.60)         $  --         $(9.60)
December 31, 2000                                       --(e)       (8.49)            --          (8.49)
December 31, 1999                                     (.05)         (4.17)            --          (4.22)
December 31, 1998****                                   --             --             --             --
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2001                                    $  --         $   --          $  --         $   --
December 31, 2000*********                              --             --             --             --
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB


                                                                   Total
                                                                   Investment
                                                    Net Asset      Return at      Net Assets,
                                                    Value          Net Asset      End of Period
Period ended                                        End of Period  Value(%)(c)    (in thousands)
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2001                                         $12.92         (22.28)      $ 59,284
December 31, 2000                                          18.09          17.45         48,543
December 31, 1999                                          16.95          (0.79)        11,337
December 31, 1998****                                      18.19          12.35*         1,799
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2001                                         $11.34         (33.50)      $293,140
December 31, 2000                                          19.60          (4.09)       297.024
December 31, 1999                                          20.65          52.59         37,506
December 31, 1998****                                      14.73           7.05*           851
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2001                                         $28.56         (22.41)      $481,526
December 31, 2000                                          48.64         (16.54)       485,116
December 31, 1999                                          66.11          58.01        155,889
December 31, 1998****                                      45.81          10.25*         4,332
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2001                                         $ 4.97         (30.78)      $ 13,245
December 31, 2000*********                                  7.18         (28.20)*        1,921
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.




PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
                                                                    Ratio of Net
                                                     Ratio of       Investment
                                                     Expenses       Income(Loss)
                                                     to Average Net to Average     Portfolio
Period ended                                         Assets(%)(d)   Net Assets(%)  Turnover(%)
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2001                                            .95           2.23          93.13
December 31, 2000                                            .87           2.68          28.88
December 31, 1999                                            .86           2.77          26.16
December 31, 1998****                                        .59*          1.98*         24.77
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2001                                            .89           (.39)        112.81
December 31, 2000                                            .82           (.36)        104.60
December 31, 1999                                            .90           (.42)        133.32
December 31, 1998****                                        .62*          (.18)*       116.48
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2001                                            .79            .39         105.03
December 31, 2000                                            .71            .02          92.54
December 31, 1999                                            .72           (.21)         85.13
December 31, 1998****                                        .49*          (.04)*        62.99
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2001                                           1.84          (1.34)        109.55
December 31, 2000*********                                   .89*          (.67)*        28.20*
------------------------------------------------------------------------------------------------------------
See page 206 for Notes to Financial Highlights.



PUTNAM VARIABLE TRUST

Notes to Financial Highlights

*          Not annualized.
** For the period January 2, 1997 (commencement of operations) to December 31, 1997.
*** For the period April 6, 1998 (commencement of operations) to December 31, 1998.
**** For the period April 30, 1998 (commencement of operations) to December 31, 1998.
***** For the period September 30, 1998 (commencement of operations) to December 31, 1998.
****** For the period April 30, 1999 (commencement of operations) to December 31, 1999.
******* For the period February 1, 2000 (commencement of operations) to December 31, 2000
******** For the period June 14, 2000 (commencement of operations) to December 31, 2000.
*********  For the period September 29, 2000 (commencement of operations)
           to December 31, 2000.
(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the following funds reflect a reduction of the following amounts based on average net assets.



                                                                     12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
                                                                     --------  --------  --------  --------  --------
           Putnam VT American Government Income Fund Class IA              0%      0.19%
           Putnam VT American Government Income Fund Class IB              0%      0.19%
           Putnam VT The George Putnam Fund of Boston Class IA                                        0.28%
           Putnam VT The George Putnam Fund of Boston Class IB                                        0.28%
           Putnam VT Health Sciences Fund Class IA                                                    0.07%
           Putnam VT Health Sciences Fund Class IB                                                    0.07%
           Putnam VT International Growth Fund Class IA                                                         0.10%
           Putnam VT International New Opportunities Fund Class IA                                    0.02%     0.28%
           Putnam VT International New Opportunities Fund Class IB                                    0.02%
           Putnam VT Investors Fund Class IA                                                          0.02%
           Putnam VT Investors Fund Class IB                                                          0.02%
           Putnam VT OTC & Emerging Growth Fund Class IA                                    0.53%     0.71%
           Putnam VT OTC & Emerging Growth Fund Class IB                                    0.53%     0.71%
           Putnam VT Research Fund Class IA                                                 0.54%     0.24%
           Putnam VT Research Fund Class IB                                                 0.54%     0.24%

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.






PUTNAM VARIABLE TRUST

Notes to Financial Statements
December 31, 2001

NOTE 1
SIGNIFICANT
ACCOUNTING
POLICIES

Putnam Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-seven funds: Putnam VT American Government Income Fund, Putnam VT Asia Pacific Growth Fund, Putnam VT Capital Appreciation Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund and Putnam VT Voyager Fund II.

Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee.

Expenses of each fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. See sections F, G, H, I, J and K with respect to the valuation of forward currency contracts, futures and options contracts, swap contracts, and TBA purchase and sale commitments.

The valuation of Putnam VT Money Market Fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the Trust's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The funds, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the security received.

For all funds other than Putnam VT Money Market Fund, all premiums/discounts are amortized/accreted on a yield to maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

For Putnam VT Money Market Fund, premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

E) Foreign currency translation The accounting records of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The Trust does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts Each fund, except for Putnam VT Money Market Fund, may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The same funds may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT International New Opportunities Fund and Putnam VT International Growth Fund, may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets each fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. Each fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund and Putnam VT High Yield Fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Each fund may enter into interest rate swap agreements to manage the funds' exposure to interest rates. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. Each fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although a fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments Each fund, except for Putnam VT Money Market Fund, may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

L) Security lending Each fund, except for Putnam VT American Government Income Fund, Putnam VT International Growth and Income Fund, and Putnam VT Money Market Fund, may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2001, the value of securities loaned and the cash collateral received, which is pooled with collateral from other Putnam funds into 50 (except for Putnam VT Utilities Growth and Income Fund which invested in 51) issuers of high-grade short-term investments amounted to the following:

                             Loaned Amount     Cash Collateral
--------------------------------------------------------------
Putnam VT Asia Pacific
Growth Fund                     $1,028,374          $1,088,546
Putnam VT Capital
Appreciation Fund                  512,243             532,788
Putnam VT Diversified
Income Fund                          1,702               2,905
Putnam VT The George Putnam
Fund of Boston                   8,243,122           8,635,595
Putnam VT Global Asset
Allocation Fund                 12,374,255          13,085,636
Putnam VT Global Growth Fund    47,106,630          48,959,825
Putnam VT Growth and
Income Fund                     31,509,927          33,191,500
Putnam VT Growth
Opportunities Fund               1,182,842           1,210,016
Putnam VT Health Sciences Fund  13,257,125          13,768,198
Putnam VT High Yield Fund            6,488               11,075
Putnam VT International
Growth Fund                      2,476,637           2,598,240
Putnam VT International New
Opportunities Fund               9,474,947           9,968,112
Putnam VT Investors Fund        27,185,584          27,918,328
Putnam VT New Value Fund         9,094,163           9,959,540
Putnam VT Research Fund          2,148,365           2,203,420
Putnam VT Small Cap Value Fund  14,127,672          15,162,734
Putnam VT Technology Fund          411,501             428,259
Putnam VT Utilities Growth and
Income Fund                     26,712,764          27,684,257
Putnam VT Vista Fund            63,364,111          65,368,644
Putnam VT Voyager Fund          59,241,437          60,892,799
--------------------------------------------------------------

M) Line of credit Each fund, except for Putnam VT Money Market Fund, has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the funds maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended December 31, 2001, the funds had no borrowings against the line of credit.

N) Federal income taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2001, the following funds had capital loss carryovers, which will expire on the following dates:

                           Loss Carryover      Expiration Date
--------------------------------------------------------------
Putnam VT American
Government Income
Fund                             $222,000    December 31, 2009
Putnam VT Asia Pacific
Growth Fund                    31,983,000    December 31, 2009
Putnam VT Capital
Appreciation Fund                  78,000    December 31, 2008
                                1,722,000    December 31, 2009
Putnam VT Diversified
Income Fund                    16,535,000    December 31, 2006
                               29,254,000    December 31, 2007
                               17,509,000    December 31, 2008
                               35,410,000    December 31, 2009
Putnam VT The George
Putnam Fund of Boston           7,088,000    December 31, 2008
Putnam VT Global Asset
Allocation Fund                37,482,000    December 31, 2009
Putnam VT Global
Growth Fund                   766,368,000    December 31, 2009
Putnam VT Growth
Opportunities Fund              9,529,000    December 31, 2008
                               61,617,000    December 31, 2009
Putnam VT Health
Sciences Fund                   1,006,000    December 31, 2006
                               15,598,000    December 31, 2007
                               13,938,000    December 31, 2009
Putnam VT High Yield Fund      16,523,000    December 31, 2006
                               60,940,000    December 31, 2007
                               69,811,000    December 31, 2008
                               88,127,000    December 31, 2009
Putnam VT Income Fund          11,074,000    December 31, 2007
                               27,780,000    December 31, 2008
Putnam VT International
Growth Fund                    86,447,000    December 31, 2009
Putnam VT International
Growth and Income
Fund                           65,631,000    December 31, 2009


                           Loss Carryover      Expiration Date
--------------------------------------------------------------
Putnam VT International
New Opportunities
Fund                           72,898,000    December 31, 2008
                              135,535,000    December 31, 2009
Putnam VT Investors Fund        7,569,000    December 31, 2006
                                7,090,000    December 31, 2007
                              120,474,000    December 31, 2008
                              245,199,000    December 31, 2009
Putnam VT New
Opportunities Fund            879,654,000    December 31, 2009
Putnam VT OTC &
Emerging Growth
Fund                          131,657,000    December 31, 2008
                              207,253,000    December 31, 2009
Putnam VT Research Fund        62,410,000    December 31, 2009
Putnam VT Technology
Fund                            1,302,000    December 31, 2008
                               22,326,000    December 31, 2009
Putnam VT Utilities
Growth and Income
Fund                           38,340,000    December 31, 2009
Putnam VT Vista Fund          363,129,000    December 31, 2009
Putnam VT Voyager
 Fund                         539,960,000    December 31, 2009
Putnam VT Voyager
Fund II                            73,000    December 31, 2008
                                3,127,000    December 31, 2009
--------------------------------------------------------------

These capital loss carryovers may be used to offset future capital gains, if any.

O) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. For all other funds, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, non-taxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, realized and unrealized gains and losses on passive foreign investment companies, net operating loss, and income from swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2001, the funds reclassified the following amounts:


                                                   Accumulated
                                   Undistributed   Net Realized
                                   Net             Gain/(Loss) on
                                   Investment      Investment          Paid-in-
                                   Income /(Loss)  Transactions        Capital
--------------------------------------------------------------------------------
Putnam VT American
Government Income Fund               $344,208       $(344,208)             --
Putnam VT Asia Pacific
Growth Fund                            95,821         (95,821)             --
Putnam VT Capital
Appreciation Fund                        (605)          1,222            (617)
Putnam VT Diversified
Income Fund                        (3,102,957)      3,223,810        (120,853)
Putnam VT The George
Putnam Fund of Boston                 261,113        (261,113)             --
Putnam VT Global Asset
Allocation Fund                    (3,980,351)      3,888,822          91,529
Putnam VT Global
Growth Fund                          (112,238)        112,238              --
Putnam VT Growth and
Income Fund                          (260,585)        260,585              --
Putnam VT Growth
Opportunities Fund                    283,763              --         (283,763)
Putnam VT Health
Sciences Fund                          (1,158)          1,158               --
Putnam VT High Yield Fund               6,877      (1,221,234)       1,214,357
Putnam VT Income Fund               1,368,186      (1,368,186)              --
Putnam VT International
Growth Fund                         3,851,760      (3,851,760)              --
Putnam VT International
Growth and Income Fund              3,438,064      (3,438,064)              --
Putnam VT International
New Opportunities Fund                 58,285         (58,285)              --
Putnam VT Investors Fund                   --              --               --
Putnam VT New
Opportunities Fund                  8,758,169              --       (8,758,169)
Putnam VT New Value Fund             (814,413)        814,413               --
Putnam VT OTC &
Emerging Growth Fund                1,362,805              --       (1,362,805)
Putnam VT Research Fund               (10,513)         10,513               --
Putnam VT Small
Cap Value Fund                         (7,065)          7,065               --
Putnam VT Technology Fund             342,713              --         (342,713)
Putnam VT Utilities Growth
and Income Fund                       (99,132)         99,122               10
Putnam VT Vista Fund                2,014,475              --       (2,014,475)
Putnam VT Voyager Fund                 (5,248)          5,248               --
Putnam VT Voyager Fund II             149,736              --         (149,736)
------------------------------------------------------------------------------

The calculation of net investment income per share in the financial highlights table excludes these adjustments.


P) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Q) Beneficial interest At December 31, 2001, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 29% to 97% of each fund is owned by accounts of one group of insurance companies.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly (except Putnam VT Capital
Appreciation Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II, which pay monthly) based on the average net assets of the funds. The following summarizes the management fee rates in effect at December 31, 2001:


                                                    Rate
----------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund                  0.80% of the first $500 million of average net assets,
Putnam VT Global Growth Fund                        0.70% of the next $500 million,
Putnam VT International Growth Fund                 0.65% of the next $500 million,
Putnam VT International Growth and Income Fund      0.60% of the next $5 billion,
Putnam VT Small Cap Value Fund                      0.575% of the next $5 billion,
                                                    0.555% of the next $5 billion,
                                                    0.54% of the next $5 billion, and 0.53% thereafter.
...........................................................................................................
Putnam VT Money Market Fund                         0.45% of first $500 million of average net assets,
                                                    0.35% of the next $500 million,
                                                    0.30% of the next $500 million,
                                                    0.25% of the next $5 billion,
                                                    0.225% of the next $5 billion,
                                                    0.205% of the next $5 billion,
                                                    0.19% of the next $5 billion, and 0.18% thereafter.
...........................................................................................................
Putnam VT The George Putnam Fund of Boston          0.65% of first $500 million of average net assets,
Putnam VT Growth and Income Fund                    0.55% of the next $500 million,
Putnam VT Income Fund                               0.50% of the next $500 million,
Putnam VT Investors Fund                            0.45% of the next $5 billion,
Putnam VT Research Fund                             0.425% of the next $5 billion,
Putnam VT Vista Fund                                0.405% of the next $5 billion,
                                                    0.39% of the next $5 billion, and 0.38% thereafter.
...........................................................................................................
Putnam VT Diversified Income Fund                   0.70% of first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund              0.60% of the next $500 million,
Putnam VT Health Sciences Fund                      0.55% of the next $500 million,
Putnam VT High Yield Fund                           0.50% of the next $5 billion,
Putnam VT New Opportunities Fund                    0.475% of the next $5 billion,
Putnam VT New Value Fund                            0.455% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund                0.44% of the next $5 billion, and 0.43% thereafter.
Putnam VT Utilities Growth and Income Fund
Putnam VT Voyager Fund
...........................................................................................................
Putnam VT International New Opportunities Fund      1.00% of the first $500 million of average net assets,
Putnam VT Technology Fund                           0.90% of the next $500 million,
                                                    0.85% of the next $500 million,
                                                    0.80% of the next $5 billion,
                                                    0.775% of the next $5 billion,
                                                    0.755% of the next $5 billion,
                                                    0.74% of the next $5 billion, and 0.73% thereafter.
...........................................................................................................
Putnam VT American Government Income Fund           0.65% of the first $500 million of average net assets,
                                                    0.55% of the next $500 million,
                                                    0.50% of the next $500 million,
                                                    0.45% of the next $5 billion,
                                                    0.425% of the next $5 billion,
                                                    0.405% of the next $5 billion,
                                                    0.39% of the next $5 billion,
                                                    0.38% of the next $5 billion,
                                                    0.37% of the next $5 billion,
                                                    0.36% of the next $5 billion,
                                                    0.35% of the next $5 billion,
                                                    and 0.34% of any excess thereafter.
...........................................................................................................
Putnam VT Growth Opportunities Fund                 0.70% of the first $500 million of average net assets,
                                                    0.60% of the next $500 million,
                                                    0.55% of the next $500 million,
                                                    0.50% of the next $5 billion,
                                                    0.475% of the next $5 billion,
                                                    0.455% of the next $5 billion,
                                                    0.44% of the next $5 billion,
                                                    0.43% of the next $5 billion, and 0.42% of any excess
                                                    thereafter.
...........................................................................................................
Putnam VT Capital Appreciation Fund                 0.65% of the first $500 million of average net assets,
                                                    0.55% of the next $500 million,
                                                    0.50% of the next $500 million,
                                                    0.45% of the next $5 billion,
                                                    0.425% of the next $5 billion,
                                                    0.405% of the next $5 billion,
                                                    0.39% of the next $5 billion,
                                                    0.38% of the next $5 billion,
                                                    0.37% of the next $5 billion,
                                                    0.36% of the next $5 billion,
                                                    0.35% of the next $5 billion,
                                                    0.34% of the next $5 billion,
                                                    0.33% of the next $8.5 billion, and 0.32% of any
                                                    excess thereafter.
...........................................................................................................
Putnam VT Voyager Fund II                           0.70% of the first $500 million of average net assets,
                                                    0.60% of the next $500 million,
                                                    0.55% of the next $500 million,
                                                    0.50% of the next $5 billion,
                                                    0.475% of the next $5 billion,
                                                    0.455% of the next $5 billion,
                                                    0.44% of the next $5 billion,
                                                    0.43% of the next $5 billion,
                                                    0.42% of the next $5 billion,
                                                    0.41% of the next $5 billion,
                                                    0.40% of the next $5 billion,
                                                    0.39% of the next $5 billion,
                                                    0.38% of the next $8.5 billion, and 0.37% of any
                                                    excess thereafter.
...........................................................................................................


Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) of Putnam VT American Government Income Fund through December 31, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the Trust's distribution plan) would exceed an annual rate of 0.90% of the fund's average net assets.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the trust and their staff who provide administrative services to the Trust or funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of Putnam VT Asia Pacific Growth Fund, Putnam VT International Growth Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund to the extent permitted by each fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At December 31, 2001 the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The funds have entered into an arrangement with PFTC whereby the credits realized as a result of uninvested cash balances are used to reduce a portion of the funds expenses. The funds also reduced expenses through brokerage service arrangements. For the year ended December 31, 2001 the funds' expenses were reduced by the following amounts:

Putnam VT American Government Income Fund                   $   51,845
Putnam VT Asia Pacific Growth Fund                             114,556
Putnam VT Capital Appreciation Fund                              2,006
Putnam VT Diversified Income Fund                               40,206
Putnam VT The George Putnam Fund of Boston                      93,015
Putnam VT Global Asset Allocation Fund                         222,495
Putnam VT Global Growth Fund                                 1,144,879
Putnam VT Growth and Income Fund                               337,791
Putnam VT Growth Opportunities Fund                              5,201
Putnam VT Health Sciences Fund                                  86,625
Putnam VT High Yield Fund                                       51,992
Putnam VT Income Fund                                          121,802
Putnam VT International Growth Fund                            571,695
Putnam VT International Growth and Income Fund                 332,247
Putnam VT International New Opportunities Fund                 728,297
Putnam VT Investors Fund                                       285,895
Putnam VT Money Market Fund                                     25,076
Putnam VT New Opportunities Fund                               311,550
Putnam VT New Value Fund                                       101,625
Putnam VT OTC & Emerging Growth Fund                            10,156
Putnam VT Research Fund                                         97,685
Putnam VT Small Cap Value Fund                                  19,306
Putnam VT Technology Fund                                        2,211
Putnam VT Utilities Growth and Income Fund                     179,523
Putnam VT Vista Fund                                          $161,754
Putnam VT Voyager Fund                                         701,147
Putnam VT Voyager Fund II                                        9,442

Each independent Trustee of the fund receives an annual Trustee fee, of which $30,493 has been allocated to the Trust, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

Each fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Each fund has adopted a distribution plan (the "Plan") with respect to its class IB shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. The Trustees have approved payment by each fund to an annual rate of 0.25% of the average net assets of class IB shares. Prior to April 30, 2001 the annual rate for class IB was 0.15%.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2001, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:


                                                           U.S. Government
                                                              Obligations                                 Other Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Purchases                 Sales                Purchases                Sales
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund       $1,636,212,113         $1,451,388,120         $           --        $            --
Putnam VT Asia Pacific Growth Fund                          --                     --             86,569,328            110,878,742
Putnam VT Capital Appreciation Fund                    609,103                500,000             26,884,985              9,780,179
Putnam VT Diversified Income Fund                  822,832,354            863,154,034            489,908,923            448,318,302
Putnam VT The George Putnam Fund of Boston       1,255,996,331          1,294,165,148            480,416,314            303,860,582
Putnam VT Global Asset Allocation Fund             267,536,421            328,826,438            916,949,684            990,026,807
Putnam VT Global Growth Fund                                --                     --          2,787,896,816          3,064,246,858
Putnam VT Growth and Income Fund                            --                     --          2,756,557,069          3,320,678,848
Putnam VT Growth Opportunities Fund                         --                     --            112,563,610             84,620,485
Putnam VT Health Sciences Fund                              --                     --            251,598,660            263,247,039
Putnam VT High Yield Fund                              137,914                166,000            574,812,052            565,695,620
Putnam VT Income Fund                            8,951,659,760          8,785,306,802            422,610,416            373,952,722
Putnam VT International Growth Fund                         --                     --            634,394,915            540,764,925
Putnam VT International Growth and Income Fund              --                     --            533,125,083            552,282,827
Putnam VT International New Opportunities Fund              --                     --            677,170,285            698,005,093
Putnam VT Investors Fund                                    --                     --            920,727,796            919,478,782
Putnam VT New Opportunities Fund                            --                     --          2,747,384,538          3,014,850,208
Putnam VT New Value Fund                                    --                     --            530,613,545            326,051,124
Putnam VT OTC & Emerging Growth Fund                        --                     --            242,262,238            220,213,129
Putnam VT Research Fund                                     --                     --            517,900,354            440,027,417
Putnam VT Small Cap Value Fund                              --                     --            312,290,210             75,436,930
Putnam VT Technology Fund                                   --                     --             92,510,846             76,188,056
Putnam VT Utilities Growth and Income Fund                  --                     --            762,563,932            793,395,484
Putnam VT Vista Fund                                        --                     --            956,650,822            895,323,524
Putnam VT Voyager Fund                                      --                     --          6,282,470,673          6,511,158,438
Putnam VT Voyager Fund II                                   --                     --             31,493,603             12,518,795


Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $24,762,967,745 and $24,452,073,155, respectively.

Written option transactions during the period are summarized as follows:




Putnam VT Diversified Income
----------------------------------------------------------------------------------------------------------------
                                                                         Contract Amounts      Premiums Received
----------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                                      $--                    $--
Options opened                                                                904,962,800                 48,944
Options expired                                                                (3,894,000)                (7,100)
Options closed                                                               (901,068,800)               (41,844)
----------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year                                            $--                    $--
----------------------------------------------------------------------------------------------------------------

Putnam VT Global Asset Allocation Fund
----------------------------------------------------------------------------------------------------------------
                                                                         Contract Amounts      Premiums Received
----------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                                      $--                    $--
Options opened                                                                 17,299,750                233,734
Options expired                                                               (12,524,000)               (22,824)
Options closed                                                                 (4,775,750)              (210,910)
----------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year                                            $--                    $--
----------------------------------------------------------------------------------------------------------------

Putnam VT High Yield Fund
----------------------------------------------------------------------------------------------------------------
                                                                         Contract Amounts      Premiums Received
----------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                                      $--                    $--
Options opened                                                                  5,825,600                914,612
Options expired                                                                        --                     --
Options closed                                                                   (825,600)               (16,512)
----------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year                                      5,000,000               $898,100
----------------------------------------------------------------------------------------------------------------

Putnam VT International Growth Fund
----------------------------------------------------------------------------------------------------------------
                                                                         Contract Amounts      Premiums Received
----------------------------------------------------------------------------------------------------------------
Written options outstanding at beginning of year                                      $--                    $--
Options opened                                                                     22,400                  7,616
Options expired                                                                   (22,400)                (7,616)
Options closed                                                                         --                     --
----------------------------------------------------------------------------------------------------------------
Written options outstanding at end of year                                            $--                    $--
----------------------------------------------------------------------------------------------------------------




NOTE 4
CAPITAL SHARES

At December 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                                               Year ended December 31
-------------------------------------------------------------------------------------------------------------------------------
Class IA                                                          2001                                           2000
-------------------------------------------------------------------------------------------------------------------------------
                                                       Shares                  Amount                 Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
Shares sold                                         51,372,148           $335,576,147             38,515,762       $485,564,402
Shares issued in connection with
reinvestment of distributions                        3,754,336             22,676,190                481,048          7,436,999
................................................................................................................................
                                                    55,126,484            358,252,337             38,996,810        493,001,401
Shares repurchased                                 (54,425,193)          (357,983,911)           (42,194,545)      (538,648,695)
................................................................................................................................
Net increase (decrease)                                701,291               $268,426             (3,197,735)      $(45,647,294)
................................................................................................................................
Putnam VT Diversified Income Fund
Shares sold                                          1,860,849            $17,002,170              1,004,422         $9,947,488
Shares issued in connection with
reinvestment of distributions                        4,542,666             39,521,197              5,145,052         47,334,433
................................................................................................................................
                                                     6,403,515             56,523,367              6,149,474         57,281,921
Shares repurchased                                  (9,331,691)           (82,541,567)           (10,266,740)       (97,291,996)
................................................................................................................................
Net decrease                                        (2,928,176)          $(26,018,200)            (4,117,266)      $(40,010,075)
................................................................................................................................
Putnam VT The George Putnam Fund of Boston
Shares sold                                          8,609,614            $91,976,642              2,778,810        $28,029,124
Shares issued in connection with
reinvestment of distributions                          855,961              8,953,349                     --                 --
................................................................................................................................
                                                     9,465,575            100,929,991              2,778,810         28,029,124
Shares repurchased                                  (1,219,975)           (12,955,558)            (2,612,027)       (25,913,592)
................................................................................................................................
Net increase                                         8,245,600            $87,974,433                166,783         $2,115,532
................................................................................................................................
Putnam VT Global Asset Allocation Fund
Shares sold                                            346,018             $4,703,859                442,756         $7,705,476
Shares issued in connection with
reinvestment of distributions                        6,562,771             86,694,210              5,819,706        102,642,805
................................................................................................................................
                                                     6,908,789             91,398,069              6,262,462        110,348,281
Shares repurchased                                 (10,123,947)          (141,066,363)            (8,414,991)      (147,665,668)
................................................................................................................................
Net decrease                                        (3,215,158)          $(49,668,294)            (2,152,529)      $(37,317,387)
................................................................................................................................
Putnam VT Global Growth Fund
Shares sold                                          4,473,613            $48,945,691              4,392,306       $110,785,953
Shares issued in connection with
reinvestment of distributions                       38,199,459            380,084,619             18,824,651        503,182,982
................................................................................................................................
                                                    42,673,072            429,030,310             23,216,957        613,968,935
Shares repurchased                                 (32,263,881)          (351,564,283)           (13,036,145)      (294,738,117)
................................................................................................................................
Net increase                                        10,409,191            $77,466,027             10,180,812       $319,230,818
................................................................................................................................
Putnam VT Growth and Income Fund
Shares sold                                          5,710,671           $140,154,311              6,669,995       $163,946,932
Shares issued in connection with
reinvestment of distributions                        9,661,577            229,752,298             40,164,312        943,125,727
................................................................................................................................
                                                    15,372,248            369,906,609             46,834,307      1,107,072,659
Shares repurchased                                 (44,644,589)        (1,067,479,417)           (68,174,353)    (1,675,153,288)
................................................................................................................................
Net decrease                                       (29,272,341)         $(697,572,808)           (21,340,046)     $(568,080,629)
................................................................................................................................

Putnam VT Health Sciences Fund
Shares sold                                          2,571,574            $31,349,161             16,862,622       $223,616,972
Shares issued in connection with
reinvestment of distributions                           16,445                185,990                     --                 --
................................................................................................................................
                                                     2,588,019             31,535,151             16,862,622        223,616,972
Shares repurchased                                  (7,492,011)           (89,719,326)            (3,644,616)       (46,899,302)
................................................................................................................................
Net increase (decrease)                             (4,903,992)          $(58,184,175)            13,218,006       $176,717,670
................................................................................................................................
Putnam VT High Yield Fund
Shares sold                                         11,365,542            $96,108,618              6,799,348        $65,669,789
Shares issued in connection with
reinvestment of distributions                       12,037,784             97,385,674             10,516,626        102,642,266
................................................................................................................................
                                                    23,403,326            193,494,292             17,315,974        168,312,055
Shares repurchased                                 (22,272,120)          (185,862,716)           (25,298,665)      (252,734,311)
................................................................................................................................
Net increase (decrease)                              1,131,206             $7,631,576             (7,982,691)      $(84,422,256)
................................................................................................................................
Putnam VT Income Fund
Shares sold                                          9,170,570           $116,004,826              1,814,108        $22,223,638
Shares issued in connection with
reinvestment of distributions                        4,639,436             56,276,353              4,921,557         58,222,016
................................................................................................................................
                                                    13,810,006            172,281,179              6,735,665         80,445,654
Shares repurchased                                  (8,195,820)          (102,479,918)           (17,484,956)      (213,939,474)
................................................................................................................................
Net increase (decrease)                              5,614,186            $69,801,261            (10,749,291)     $(133,493,820)
................................................................................................................................
Putnam VT International Growth Fund
Shares sold                                         18,131,059           $263,584,498             25,510,188       $492,219,557
Shares issued in connection with
reinvestment of distributions                        5,301,172             70,770,656              3,403,943         70,291,422
................................................................................................................................
                                                    23,432,231            334,355,154             28,914,131        562,510,979
Shares repurchased                                 (20,761,193)          (295,868,554)           (18,572,361)      (354,864,433)
................................................................................................................................
Net increase                                         2,671,038            $38,486,600             10,341,770       $207,646,546
................................................................................................................................
Putnam VT International Growth and Income Fund
Shares sold                                          7,607,808            $85,635,447             23,660,023        $328,708,761
Shares issued in connection with
reinvestment of distributions                        2,288,803             24,444,418              4,260,432         56,218,745
................................................................................................................................
                                                     9,896,611            110,079,865             27,920,455        384,927,506
Shares repurchased                                 (11,560,295)          (126,616,826)           (23,674,407)      (326,281,113)
................................................................................................................................
Net increase (decrease)                             (1,663,684)          $(16,536,961)             4,246,048        $58,646,393
................................................................................................................................
Putnam VT International New Opportunities Fund
Shares sold                                         21,289,410           $241,252,603             31,809,454       $619,021,932
Shares issued in connection with
reinvestment of distributions                               --                     --                818,651         19,189,175
................................................................................................................................
                                                    21,289,410            241,252,603             32,628,105        638,211,107
Shares repurchased                                 (25,564,188)          (287,406,580)           (28,192,449)      (532,011,647)
................................................................................................................................
Net increase (decrease)                             (4,274,778)          $(46,153,977)             4,435,656       $106,199,460
................................................................................................................................

Putnam VT Investors Fund
Shares sold                                          2,685,939            $27,484,116             18,710,488       $273,048,909
Shares issued in connection with
reinvestment of distributions                           64,073                631,760                     --                 --
................................................................................................................................
                                                     2,750,012             28,115,876             18,710,488        273,048,909
Shares repurchased                                 (11,831,665)          (116,116,342)            (2,654,378)       (37,476,867)
................................................................................................................................
Net increase (decrease)                             (9,081,653)          $(88,000,466)            16,056,110       $235,572,042
................................................................................................................................
Putnam VT Money Market Fund*
Shares sold                                                 --         $1,360,725,013                     --     $1,878,542,098
Shares issued in connection with
reinvestment of distributions                               --             30,910,790                     --         38,745,671
................................................................................................................................
                                                            --          1,391,635,803                     --      1,917,287,769
Shares repurchased                                          --         (1,135,393,453)                    --     (2,102,896,484)
................................................................................................................................
Net increase (decrease)                                     --           $256,242,350                     --      $(185,608,715)
................................................................................................................................
Putnam VT New Opportunities Fund
Shares sold                                          6,652,468           $135,837,844             15,166,342       $652,720,038
Shares issued in connection with
reinvestment of distributions                       41,169,078            712,636,733             11,737,163        534,979,909
................................................................................................................................
                                                    47,821,546            848,474,577             26,903,505      1,187,699,947
Shares repurchased                                 (31,403,315)          (590,391,834)            (7,603,682)      (299,664,545)
................................................................................................................................
Net increase                                        16,418,231           $258,082,743             19,299,823       $888,035,402
................................................................................................................................
Putnam VT New Value Fund
Shares sold                                         13,237,005           $179,444,258              4,037,770        $49,133,034
Shares issued in connection with
reinvestment of distributions                          992,613             12,993,306              1,482,664         16,175,865
................................................................................................................................
                                                    14,229,618            192,437,564              5,520,434         65,308,899
Shares repurchased                                  (2,796,229)           (35,919,095)            (4,112,981)       (47,010,368)
................................................................................................................................
Net increase                                        11,433,389           $156,518,469              1,407,453        $18,298,531
................................................................................................................................
Putnam VT OTC & Emerging Growth Fund
Shares sold                                         18,471,382           $132,815,890             21,868,565       $470,316,472
Shares issued in connection with
reinvestment of distributions                               --                     --                158,820          3,907,875
................................................................................................................................
                                                    18,471,382            132,815,890             22,027,385        474,224,347
Shares repurchased                                 (20,386,698)          (145,347,984)           (11,424,605)      (206,130,616)
................................................................................................................................
Net increase (decrease)                             (1,915,316)          $(12,532,094)            10,602,780       $268,093,731
................................................................................................................................
Putnam VT Research Fund
Shares sold                                          2,965,941            $36,745,033              6,755,922       $100,384,367
Shares issued in connection with
reinvestment of distributions                          981,788             11,015,661                 77,938          1,169,068
................................................................................................................................
                                                     3,947,729             47,760,694              6,833,860        101,553,435
Shares repurchased                                  (1,526,890)           (17,029,512)              (424,495)        (6,202,086)
................................................................................................................................
Net increase                                         2,420,839            $30,731,182              6,409,365        $95,351,349
................................................................................................................................

Putnam VT Small Cap Value Fund
Shares sold                                         14,021,027           $197,045,613              3,769,142        $42,424,575
Shares issued in connection with
reinvestment of distributions                           40,412                522,118                 13,210            154,683
................................................................................................................................
                                                    14,061,439            197,567,731              3,782,352         42,579,258
Shares repurchased                                  (3,372,557)           (44,849,986)              (332,633)        (3,701,033)
................................................................................................................................
Net increase                                        10,688,882           $152,717,745              3,449,719        $38,878,225
................................................................................................................................
Putnam VT Utilities Growth and Income Fund
Shares sold                                            905,068            $13,818,831              2,494,589        $42,046,907
Shares issued in connection with
reinvestment of distributions                        4,534,521             69,106,100              5,220,601         80,572,958
................................................................................................................................
                                                     5,439,589             82,924,931              7,715,190        122,619,865
Shares repurchased                                  (9,545,806)          (139,432,117)           (10,607,707)      (176,382,173)
................................................................................................................................
Net decrease                                        (4,106,217)          $(56,507,186)            (2,892,517)      $(53,762,308)
................................................................................................................................
Putnam VT Vista Fund
Shares sold                                          3,892,486            $54,721,076             14,717,603       $342,567,326
Shares issued in connection with
reinvestment of distributions                        5,560,884             65,507,209                318,488          7,580,009
................................................................................................................................
                                                     9,453,370            120,228,285             15,036,091        350,147,335
Shares repurchased                                  (9,563,229)          (121,435,643)            (2,207,495)       (47,320,385)
................................................................................................................................
Net increase (decrease)                               (109,859)           $(1,207,358)            12,828,596       $302,826,950
................................................................................................................................
Putnam VT Voyager Fund
Shares sold                                          3,757,455           $125,187,488              7,094,171       $428,809,842
Shares issued in connection with
reinvestment of distributions                       45,894,802          1,375,008,264             18,635,639      1,180,195,046
................................................................................................................................
                                                    49,652,257          1,500,195,752             25,729,810      1,609,004,888
Shares repurchased                                 (33,114,206)        (1,086,039,194)           (13,474,625)      (771,881,867)
................................................................................................................................
Net increase                                        16,538,051           $414,156,558             12,255,185       $837,123,021
................................................................................................................................

                                                                                                For the period February 1, 2000
                                                                                                  (commencement of operations)
                                                            Year ended December 31                       to December 31
-------------------------------------------------------------------------------------------------------------------------------
Class IA                                                             2001                                       2000
-------------------------------------------------------------------------------------------------------------------------------
                                                        Shares                 Amount                 Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold                                         12,980,682           $147,695,704              2,012,993        $21,397,467
Shares issued in connection with
reinvestment of distributions                              971                 10,809                 43,512            472,981
................................................................................................................................
                                                    12,981,653            147,706,513              2,056,505         21,870,448
Shares repurchased                                  (2,889,892)           (32,737,837)              (502,606)        (5,375,442)
................................................................................................................................
Net increase                                        10,091,761           $114,968,676              1,553,899        $16,495,006
................................................................................................................................
Putnam VT Growth Opportunities Fund
Shares sold                                          3,407,707            $22,466,349             10,220,237       $106,715,080
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     3,407,707             22,466,349             10,220,237        106,715,080
Shares repurchased                                  (2,807,723)           (16,650,213)              (446,415)        (4,399,191)
................................................................................................................................
Net increase                                           599,984             $5,816,136              9,773,822       $102,315,889
................................................................................................................................

                                                                                                   For the period June 14, 2000
                                                                                                   (commencement of operations)
                                                           Year ended December 31                         to December 31
-------------------------------------------------------------------------------------------------------------------------------
Class IA                                                          2001                                         2000
-------------------------------------------------------------------------------------------------------------------------------
                                                       Shares                  Amount                 Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
Shares sold                                          7,407,113            $38,939,366              4,059,769        $40,876,587
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     7,407,113             38,939,366              4,059,769         40,876,587
Shares repurchased                                  (6,156,424)           (32,288,523)            (1,760,069)       (16,910,739)
................................................................................................................................
Net increase                                         1,250,689             $6,650,843              2,299,700        $23,965,848
................................................................................................................................

                                                                                              For the period September 29, 2000
                                                                                                  (commencement of operations)
                                                            Year ended December 31                        to December 31
-------------------------------------------------------------------------------------------------------------------------------
Class IA                                                           2001                                        2000
-------------------------------------------------------------------------------------------------------------------------------
                                                       Shares                  Amount                 Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
Shares sold                                          1,460,588            $11,814,157                108,706         $1,007,010
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     1,460,588             11,814,157                108,706          1,007,010
Shares repurchased                                    (303,230)            (2,323,365)               (59,365)          (539,357)
................................................................................................................................
Net increase                                         1,157,358             $9,490,792                 49,341           $467,653
................................................................................................................................
Putnam VT Voyager Fund II
Shares sold                                          2,309,778             13,067,405                191,184          1,486,672
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     2,309,778            $13,067,405                191,184         $1,486,672
Shares repurchased                                  (1,234,200)            (6,983,434)               (49,276)          (359,424)
................................................................................................................................
Net increase                                         1,075,578             $6,083,971                141,908         $1,127,248
................................................................................................................................

                                                                            Year ended December 31
-------------------------------------------------------------------------------------------------------------------------------
Class IB                                                           2001                                        2000
-------------------------------------------------------------------------------------------------------------------------------
                                                       Shares                  Amount                 Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
Shares sold                                         21,875,147           $141,615,782             17,554,672       $210,227,505
Shares issued in connection with
reinvestment of distributions                          250,481              1,505,387                 16,364            252,340
................................................................................................................................
                                                    22,125,628            143,121,169             17,571,036        210,479,845
Shares repurchased                                 (22,038,121)          (143,846,082)           (17,222,547)      (208,332,733)
................................................................................................................................
Net increase (decrease)                                 87,507              $(724,913)               348,489         $2,147,112
................................................................................................................................
Putnam VT Diversified Income Fund
Shares sold                                          3,228,519            $28,714,071              5,243,724        $48,797,728
Shares issued in connection with
reinvestment of distributions                          655,355              5,675,376                295,003          2,708,184
................................................................................................................................
                                                     3,883,874             34,389,447              5,538,727         51,505,912
Shares repurchased                                    (827,494)            (7,284,700)              (323,520)        (2,995,186)
................................................................................................................................
Net increase                                         3,056,380            $27,104,747              5,215,207        $48,510,726
................................................................................................................................

Putnam VT George Putnam Fund of Boston
Shares sold                                          6,214,940            $66,310,186              5,227,768        $52,612,814
Shares issued in connection with
reinvestment of distributions                          270,670              2,828,500                     --                 --
................................................................................................................................
                                                     6,485,610             69,138,686              5,227,768         52,612,814
Shares repurchased                                    (434,738)            (4,631,331)              (479,943)        (4,830,442)
................................................................................................................................
Net increase                                         6,050,872            $64,507,355              4,747,825        $47,782,372
................................................................................................................................
Putnam VT Global Asset Allocation Fund
Shares sold                                            913,717            $13,024,518                767,354        $13,056,976
Shares issued in connection with
reinvestment of distributions                          184,225              2,437,297                 69,325          1,002,729
................................................................................................................................
                                                     1,097,942             15,461,815                836,679         14,059,705
Shares repurchased                                    (387,274)            (5,277,047)               (35,567)          (608,607)
................................................................................................................................
Net increase                                           710,668            $10,184,768                801,112        $13,451,098
................................................................................................................................
Putnam VT Global Growth Fund
Shares sold                                          4,127,227            $50,330,782              9,036,437       $210,097,348
Shares issued in connection with
reinvestment of distributions                        2,326,546             23,009,538                304,121          8,104,922
................................................................................................................................
                                                     6,453,773             73,340,320              9,340,558        218,202,270
Shares repurchased                                  (2,160,988)           (26,158,394)            (4,568,972)      (106,793,610)
................................................................................................................................
Net increase                                         4,292,785            $47,181,926              4,771,586       $111,408,660
................................................................................................................................
Putnam VT Growth and Income Fund
Shares sold                                         11,723,239           $284,146,173             14,035,930       $343,541,228
Shares issued in connection with
reinvestment of distributions                          648,667             15,379,899              1,113,850         26,097,506
................................................................................................................................
                                                    12,371,906            299,526,072             15,149,780        369,638,734
Shares repurchased                                  (2,016,025)           (48,055,350)            (1,288,594)       (31,409,695)
................................................................................................................................
Net increase                                        10,355,881           $251,470,722             13,861,186       $338,229,039
................................................................................................................................
Putnam VT Health Sciences Fund
Shares sold                                          4,821,956            $57,789,181              6,054,506        $80,069,728
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     4,821,956             57,789,181              6,054,506         80,069,728
Shares repurchased                                  (1,283,321)           (15,524,910)              (570,959)        (7,591,150)
................................................................................................................................
Net increase                                         3,538,635            $42,264,271              5,483,547        $72,478,578
................................................................................................................................
Putnam VT High Yield Fund
Shares sold                                          8,822,432            $73,566,892              3,870,067        $37,532,980
Shares issued in connection with
reinvestment of distributions                          787,769              6,365,166                285,254          2,784,077
................................................................................................................................
                                                     9,610,201             79,932,058              4,155,321         40,317,057
Shares repurchased                                  (5,789,774)           (48,313,438)            (1,506,433)       (14,547,017)
................................................................................................................................
Net increase                                         3,820,427            $31,618,620              2,648,888        $25,770,040
................................................................................................................................

Putnam VT Income Fund
Shares sold                                          7,088,578            $88,677,137              3,198,222        $38,888,775
Shares issued in connection with
reinvestment of distributions                          410,872              4,975,666                139,448          1,648,307
................................................................................................................................
                                                     7,499,450             93,652,803              3,337,670         40,537,082
Shares repurchased                                    (464,719)            (5,814,115)              (360,359)        (4,398,823)
................................................................................................................................
Net increase                                         7,034,731            $87,838,688              2,977,311        $36,138,259
................................................................................................................................
Putnam VT International Growth Fund
Shares sold                                         70,643,367           $911,390,877             25,118,298       $471,505,315
Shares issued in connection with
reinvestment of distributions                        1,694,582             22,554,895                329,677          6,794,648
................................................................................................................................
                                                    72,337,949            933,945,772             25,447,975        478,299,963
Shares repurchased                                 (63,091,542)          (813,446,556)           (16,128,945)      (303,513,504)
................................................................................................................................
Net increase                                         9,246,407           $120,499,216              9,319,030       $174,786,459
................................................................................................................................
Putnam VT International Growth and Income Fund
Shares sold                                          5,584,066            $59,387,384              8,442,898       $112,059,784
Shares issued in connection with
reinvestment of distributions                          243,324              2,593,831                196,285          2,600,773
................................................................................................................................
                                                     5,827,390             61,981,215              8,639,183        114,660,557
Shares repurchased                                  (4,322,285)           (46,014,714)            (6,551,196)       (89,236,419)
................................................................................................................................
Net increase                                         1,505,105            $15,966,501              2,087,987        $25,424,138
................................................................................................................................
Putnam VT International New Opportunities Fund
Shares sold                                         48,856,494           $552,306,692             28,402,730       $522,619,647
Shares issued in connection with
reinvestment of distributions                               --                     --                183,174          4,286,262
................................................................................................................................
                                                    48,856,494            552,306,692             28,585,904        526,905,909
Shares repurchased                                 (46,041,228)          (521,722,239)           (16,514,969)      (296,293,473)
................................................................................................................................
Net increase                                         2,815,266            $30,584,453             12,070,935       $230,612,436
................................................................................................................................
Putnam VT Investors Fund
Shares sold                                          7,273,563            $76,215,949             16,474,578       $235,907,402
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     7,273,563             76,215,949             16,474,578        235,907,402
Shares repurchased                                  (1,802,009)           (17,583,425)              (497,757)        (7,087,061)
................................................................................................................................
Net increase                                         5,471,554            $58,632,524             15,976,821       $228,820,341
................................................................................................................................
Putnam VT Money Market Fund*
Shares sold                                                 --         $1,117,962,552                     --     $1,072,905,937
Shares issued in connection with
reinvestment of distributions                               --              4,731,044                     --          3,534,066
................................................................................................................................
                                                            --          1,122,693,596                     --      1,076,440,003
Shares repurchased                                          --         (1,070,337,071)                    --     (1,016,136,363)
................................................................................................................................
Net increase                                                --            $52,356,525                     --        $60,303,640
................................................................................................................................

Putnam VT New Opportunities Fund
Shares sold                                          3,444,034            $73,639,553              6,444,707       $264,299,536
Shares issued in connection with
reinvestment of distributions                        2,183,148             37,593,823                198,959          9,040,681
................................................................................................................................
                                                     5,627,182            111,233,376              6,643,666        273,340,217
Shares repurchased                                  (1,323,312)           (25,789,903)              (307,392)       (12,113,145)
................................................................................................................................
Net increase                                         4,303,870            $85,443,473              6,336,274       $261,227,072
................................................................................................................................
Putnam VT New Value Fund
Shares sold                                          4,872,659            $65,159,898              2,115,499        $25,147,984
Shares issued in connection with
reinvestment of distributions                          117,310              1,533,244                 80,999            882,886
................................................................................................................................
                                                     4,989,969             66,693,142              2,196,498         26,030,870
Shares repurchased                                    (677,761)            (9,035,476)              (717,909)        (8,489,332)
................................................................................................................................
Net increase                                         4,312,208            $57,657,666              1,478,589        $17,541,538
................................................................................................................................
Putnam VT OTC & Emerging Growth Fund
Shares sold                                          6,412,943            $48,317,542              7,013,652       $129,630,671
Shares issued in connection with
reinvestment of distributions                               --                     --                 19,950            492,354
................................................................................................................................
                                                     6,412,943             48,317,542              7,033,602        130,123,025
Shares repurchased                                  (3,941,864)           (28,427,592)            (1,365,917)       (23,938,046)
................................................................................................................................
Net increase                                         2,471,079            $19,889,950              5,667,685       $106,184,979
................................................................................................................................
Putnam VT Research Fund
Shares sold                                          5,101,844            $61,403,080              4,926,455        $72,796,586
Shares issued in connection with
reinvestment of distributions                          437,753              4,902,842                 18,440            276,233
................................................................................................................................
                                                     5,539,597             66,305,922              4,944,895         73,072,819
Shares repurchased                                    (798,094)            (9,895,966)              (511,572)        (7,575,012)
................................................................................................................................
Net increase                                         4,741,503            $56,409,956              4,433,323        $65,497,807
................................................................................................................................
Putnam VT Small Cap Value Fund
Shares sold                                          7,819,762           $109,291,962              1,874,885        $20,990,311
Shares issued in connection with
reinvestment of distributions                           17,873                230,378                  5,003             58,487
................................................................................................................................
                                                     7,837,635            109,522,340              1,879,888         21,048,798
Shares repurchased                                  (1,511,613)           (20,375,173)              (108,157)        (1,247,427)
................................................................................................................................
Net increase                                         6,326,022            $89,147,167              1,771,731        $19,801,371
................................................................................................................................
Putnam VT Utilities Growth and Income Fund
Shares sold                                          1,992,577            $30,320,638              2,091,583        $35,202,608
Shares issued in connection with
reinvestment of distributions                          279,834              4,256,277                 94,490          1,477,831
................................................................................................................................
                                                     2,272,411             34,576,915              2,186,073         36,680,439
Shares repurchased                                    (365,913)            (5,507,229)              (171,869)        (2,922,854)
................................................................................................................................
Net increase                                         1,906,498            $29,069,686              2,014,204        $33,757,585
................................................................................................................................

Putnam VT Vista Fund
Shares sold                                          9,733,895           $133,898,299             13,571,831       $306,814,021
Shares issued in connection with
reinvestment of distributions                        2,687,073             31,573,112                 42,218          1,004,929
................................................................................................................................
                                                    12,420,968            165,471,411             13,614,049        307,818,950
Shares repurchased                                  (1,721,644)           (21,153,617)              (274,994)        (6,123,218)
................................................................................................................................
Net increase                                        10,699,324           $144,317,794             13,339,055       $301,695,732
................................................................................................................................
Putnam VT Voyager Fund
Shares sold                                          4,542,624           $154,838,723              7,383,144       $433,342,452
Shares issued in connection with
reinvestment of distributions                        3,496,528            104,371,355                492,175         31,049,328
................................................................................................................................
                                                     8,039,152            259,210,078              7,875,319        464,391,780
Shares repurchased                                  (1,153,790)           (37,281,729)              (260,522)       (14,467,984)
................................................................................................................................
Net increase                                         6,885,362           $221,928,349              7,614,797       $449,923,796
................................................................................................................................

                                                                                                For the period February 1, 2000
                                                                                                  (commencement of operations)
                                                            Year ended December 31                       to December 31
-------------------------------------------------------------------------------------------------------------------------------
Class IB                                                          2001                                        2000
-------------------------------------------------------------------------------------------------------------------------------
                                                       Shares                  Amount                 Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold                                          7,856,031            $88,016,972                716,979         $7,732,904
Shares issued in connection with
reinvestment of distributions                              586                  6,516                 19,528            212,266
................................................................................................................................
                                                     7,856,617             88,023,488                736,507          7,945,170
Shares repurchased                                  (2,231,934)           (24,974,793)               (29,332)          (312,955)
................................................................................................................................
Net increase                                         5,624,683            $63,048,695                707,175         $7,632,215
................................................................................................................................
Putnam VT Growth Opportunities Fund
Shares sold                                          3,873,495            $24,053,308              5,316,784        $53,445,440
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     3,873,495             24,053,308              5,316,784         53,445,440
Shares repurchased                                    (735,797)            (3,971,111)               (44,089)          (391,235)
................................................................................................................................
Net increase                                         3,137,698            $20,082,197              5,272,695        $53,054,205
................................................................................................................................

                                                                                                   For the period June 14, 2000
                                                                                                   (commencement of operations)
                                                            Year ended December 31                       to December 31
-------------------------------------------------------------------------------------------------------------------------------
Class IB                                                             2001                                      2000
-------------------------------------------------------------------------------------------------------------------------------
                                                       Shares                  Amount                 Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Technology Fund
Shares sold                                          3,837,088            $18,273,329              1,791,824        $17,833,418
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     3,837,088             18,273,329              1,791,824         17,833,418
Shares repurchased                                  (1,981,596)            (8,482,982)                (3,432)           (27,656)
................................................................................................................................
Net increase                                         1,855,492             $9,790,347              1,788,392        $17,805,762
................................................................................................................................

                                                                                              For the period September 29, 2000
                                                                                                   (commencement of operations)
                                                             Year ended December 31                       to December 31
-------------------------------------------------------------------------------------------------------------------------------
Class IB                                                             2001                                      2000
-------------------------------------------------------------------------------------------------------------------------------
                                                       Shares                  Amount                 Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
Shares sold                                          1,187,840             $9,519,924                111,146         $1,014,795
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     1,187,840              9,519,924                111,146          1,014,795
Shares repurchased                                     (43,415)              (346,089)                (2,068)           (19,115)
................................................................................................................................
Net increase                                         1,144,425             $9,173,835                109,078           $995,680
................................................................................................................................
Putnam VT Voyager Fund II
Shares sold                                          4,046,989             20,964,298                267,862          2,111,298
Shares issued in connection with
reinvestment of distributions                               --                     --                     --                 --
................................................................................................................................
                                                     4,046,989            $20,964,298                267,862         $2,111,298
Shares repurchased                                  (1,648,407)            (8,199,892)                  (365)            (2,680)
................................................................................................................................
Net increase                                         2,398,582            $12,764,406                267,497         $2,108,618
................................................................................................................................

* Putnam VT Money Market Fund transactions in capital shares were at a constant net asset value of $1.00 per share.


At December 31, 2001, Putnam Investments, LLC owned: 199,900 class IA shares of Putnam VT Capital Appreciation Fund (14.2% of class IA shares outstanding) valued at $1,563,218; 99,900 class IA shares of Putnam VT Technology Fund (2.7% of class IA shares outstanding) valued at $424,575 and 299,900 class IA shares of Putnam VT Voyager Fund II (19.8% of class IA shares outstanding) valued at $1,493,502.

NOTE 5
INITIAL CAPITALIZATION AND OFFERING OF SHARES

The following were established as a series of Putnam Variable Trust, a Massachusetts business trust, on January 31, 2000. During the period January 31, 2000 to February 1, 2000, the following funds had no operations other than those related to organizational matters including as noted below the initial capital contributions and the issuance of shares for each fund.

Fund name                        Capital contribution   Shares issued
---------------------------------------------------------------------
Class IA
Putnam VT American Government Income Fund    $999,000          99,900
Putnam VT Growth Opportunities Fund           999,000          99,900
Class IB
Putnam VT American Government Income Fund      $1,000             100
Putnam VT Growth Opportunities Fund             1,000             100

The following was established as a series of Putnam Variable Trust, a Massachusetts business trust on June 13, 2000. During the period June 13, 2000 to June 14, 2000, the following fund had no operations other than those related to organizational matters including as noted below the initial capital contributions and the issuance of shares for the fund.

Fund name                        Capital contribution   Shares issued
---------------------------------------------------------------------
Class IA
Putnam VT Technology Fund                    $999,000          99,900

Class IB
Putnam VT Technology Fund                      $1,000             100

The following were established as a series of Putnam Variable Trust, a Massachusetts business trust on September 28, 2000. During the period September 28, 2000 to September 29, 2000, the following funds had no operations other than those related to organizational matters including as noted below the initial capital contributions and the issuance of shares for each fund.

Fund name                        Capital contribution   Shares issued
---------------------------------------------------------------------
Class IA
Putnam VT Capital Appreciation Fund        $1,999,000         199,900
Putnam VT Voyager Fund II                   2,999,000         299,900

Class IB
Putnam VT Capital Appreciation Fund            $1,000             100
Putnam VT Voyager Fund II                       1,000             100

NOTE 6
NEW ACCOUNTING PRONOUNCEMENT

As required, effective January 1, 2001, the funds adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the funds amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the funds did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage-backed securities. Adopting these accounting principles did not affect the funds' net asset values, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements of Putnam Variable Trust.


PUTNAM VARIABLE TRUST
Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, each fund hereby designates the following amounts as capital gain, for its taxable year ended December 31, 2001:

Putnam VT American Government Fund                                                                                 $--
Putnam VT Asia Pacific Growth Fund                                                                                  --
Putnam VT Capital Appreciation Fund                                                                                 --
Putnam VT Diversified Income Fund                                                                                   --
Putnam VT George Putnam Fund of Boston                                                                              --
Putnam VT Global Asset Allocation Fund                                                                              --
Putnam VT Global Growth Fund                                                                                        --
Putnam VT Growth and Income Fund                                                                            40,136,027
Putnam VT Growth Opportunities Fund                                                                                 --
Putnam VT Health Sciences Fund                                                                                      --
Putnam VT High Yield Fund                                                                                           --
Putnam VT Income Fund                                                                                               --
Putnam VT International Growth Fund                                                                                 --
Putnam VT International Growth and Income Fund                                                                      --
Putnam VT International New Opportunities Fund                                                                      --
Putnam VT Investors Fund                                                                                            --
Putnam VT Money Market Fund                                                                                         --
Putnam VT New Opportunities Fund                                                                                    --
Putnam VT New Value Fund                                                                                    13,421,109
Putnam VT OTC & Emerging Growth Fund                                                                                --
Putnam VT Research Fund                                                                                             --
Putnam VT Small Cap Value Fund                                                                               3,952,109
Putnam VT Technology Fund                                                                                           --
Putnam VT Utilities Growth and Income Fund                                                                          --
Putnam VT Vista Fund                                                                                                --
Putnam VT Voyager Fund                                                                                              --
Putnam VT Voyager Fund II                                                                                           --

For the period, interest and dividends from foreign countries and per share taxes paid to foreign countries and per share were the following:

                                             Interest and
Fund Name                                       Dividends         Per Share            Taxes Paid            Per Share
----------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Fund                    $--               $--                   $--                  $--
Putnam VT Asia Pacific Growth Fund              1,229,440              0.10               112,448                 0.01
Putnam VT Capital Appreciation Fund                    --                --                    --                   --
Putnam VT Diversified Income Fund                      --                --                    --                   --
Putnam VT George Putnam Fund of Boston                 --                --                    --                   --
Putnam VT Global Asset Allocation Fund                 --                --                    --                   --
Putnam VT Global Growth Fund                           --                --                    --                   --
Putnam VT Growth and Income Fund                       --                --                    --                   --
Putnam VT Growth Opportunities Fund                    --                --                    --                   --
Putnam VT Health Sciences Fund                         --                --                    --                   --
Putnam VT High Yield Fund                              --                --                    --                   --
Putnam VT Income Fund                                  --                --                    --                   --
Putnam VT International Growth Fund            14,887,714              0.24             1,854,938                 0.03
Putnam VT International
Growth and Income Fund                          8,076,753              0.25               959,085                 0.03
Putnam VT International
New Opportunities Fund                          4,924,566              0.16               612,425                 0.02
Putnam VT Investors Fund                               --                --                    --                   --
Putnam VT Money Market Fund                            --                --                    --                   --
Putnam VT New Opportunities Fund                       --                --                    --                   --
Putnam VT New Value Fund                               --                --                    --                   --
Putnam VT OTC & Emerging Growth Fund                   --                --                    --                   --
Putnam VT Research Fund                                --                --                    --                   --
Putnam VT Small Cap Value Fund                         --                --                    --                   --
Putnam VT Technology Fund                              --                --                    --                   --
Putnam VT Utilities Growth and Income Fund             --                --                    --                   --
Putnam VT Vista Fund                                   --                --                    --                   --
Putnam VT Voyager Fund                                 --                --                    --                   --
Putnam VT Voyager Fund II                              --                --                    --                   --

Each fund has designated the following amounts of the distributions from net investment income as qualifying for the dividends received deduction for corporations:

Putnam VT American Government Fund                                                                                  --%
Putnam VT Asia Pacific Growth Fund                                                                                  --
Putnam VT Capital Appreciation Fund                                                                                 --
Putnam VT Diversified Income Fund                                                                                   --
Putnam VT George Putnam Fund of Boston                                                                           36.80
Putnam VT Global Asset Allocation Fund                                                                           37.12
Putnam VT Global Growth Fund                                                                                    100.00
Putnam VT Growth and Income Fund                                                                                100.00
Putnam VT Growth Opportunities Fund                                                                                 --
Putnam VT Health Sciences Fund                                                                                  100.00
Putnam VT High Yield Fund                                                                                         1.71
Putnam VT Income Fund                                                                                               --
Putnam VT International Growth Fund                                                                                 --
Putnam VT International Growth and Income Fund                                                                      --
Putnam VT International New Opportunities Fund                                                                      --
Putnam VT Investors Fund                                                                                        100.00
Putnam VT Money Market Fund                                                                                         --
Putnam VT New Opportunities Fund                                                                                    --
Putnam VT New Value Fund                                                                                         94.56
Putnam VT OTC & Emerging Growth Fund                                                                                --
Putnam VT Research Fund                                                                                         100.00
Putnam VT Small Cap Value Fund                                                                                  100.00
Putnam VT Technology Fund                                                                                           --
Putnam VT Utilities Growth and Income Fund                                                                       83.87
Putnam VT Vista Fund                                                                                                --
Putnam VT Voyager Fund                                                                                           97.12
Putnam VT Voyager Fund II                                                                                           --




Trustees and Officers of the Putnam Funds

Name, Address,1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee2          During Past 5 Years         Other Directorships Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter           Director of ASHTA Chemicals, Inc., Banta Corporation
Trustee since 1994                 Associates, Inc.            (a printing and digital imaging firm), Intermatic Corporation
                                   (a management               (manufacturer of energy control products), Ryerson Tull, Inc.
                                   consulting and private      (a steel service corporation), Advocate Health Care, and the
                                   investments firm)           National Center for Nonprofit Boards. Chairman Emeritus of the
                                                               Board of Trustees, Mount Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief         Member of the Council on Foreign Relations, the Electric Power
Trustee since 2001                 Operating Officer,          Research Institute Advisory Council, the Board of Directors
                                   Nuclear Threat              of the Gas Technology Institute, the University of Chicago Board
                                   Initiative (a private       of Governors for Argonne National Laboratory, the
                                   foundation dedicated        Board of Directors of the Environment and Natural Resources
                                   to reducing the threat      Program Steering Committee, John F. Kennedy School of
                                   of weapons of mass          Government, Harvard University. Until 2001, Mr. Curtis was a
                                   destruction)                Member of the Defense Policy Board and Director of EG&G
                                                               Technical Services, Inc. (fossil energy research and development support) and prior to May 1997, Mr. Curtis was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and           Director of Devon Energy Corporation (formerly known as
Trustee since 1985 and             Managing Director,          Snyder Oil Corporation), TransMontaigne Oil Company,
Chairman since 2000                First Reserve               Continuum Health Partners of New York, Sarah Lawrence
                                   Corporation                 College, and various private companies owned
                                   (a registered investment    by First Reserve Corporation. Trustee of TH Lee, Putnam
                                   advisor investing in        Investment Trust (a closed-end investment company).
                                   companies in the
                                   world-wide energy
                                   industry on behalf of
                                   institutional investors)

Ronald J. Jackson                  Private investor            Former Chairman, President, and Chief Executive Officer
(12/17/43),                                                    of Fisher-Price, Inc. (a toy manufacturer).
Trustee since 1996

Paul L. Joskow (6/30/47),          Elizabeth and James         Director, National Grid Group (a UK-based holding company
Trustee since 1997                 Killian Professor of        with interests in electric power and telecommunications networks),
                                   Economics and               State Farm Indemnity Company (an automobile insurance
                                   Management and              company), and the Whitehead Institute for Biomedical Research
                                   Director of the Center      (a non-profit research institution). President of the Yale
                                   for Energy and              University Council. Prior to March 2000 and September 1998,
                                   Environmental Policy        Dr. Joskow was a Director of New England Electric System
                                   Research, Massachusetts     (a public utility holding company) and a consultant to National
                                   Institute of Technology     Economic Research Associates, respectively.

Elizabeth T. Kennan                President Emeritus of       Chairman, Cambus-Kenneth Bloodstock (a limited liability
(2/25/38),                         Mount Holyoke College       company involved in thoroughbred horse breeding and farming),
Trustee since 1992                                             Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College, Trustee of Notre
                                                               Dame University, and Member of the Oversight Committee of
                                                               Folger Shakespeare Library. Prior to September 2000, June 2000,
                                                               and November 1999, Dr. Kennan was a Director of Chastain Real
                                                               Estate, Bell Atlantic, and Kentucky Home Life Insurance,
                                                               respectively.

John H. Mullin, III                Chairman and CEO            Director Alex. Brown Realty, Inc., The Liberty Corporation
(6/15/41),                         of Ridgeway Farm            (a company engaged in the broadcasting industry), and
Trustee since 1997                 (a limited liability        Progress Energy, Inc. (a utility company, formerly known
                                   company engaged in          as Carolina Power & Light). Prior to October 1997, January 1998,
                                   timber and farming)         and May 2001, Mr. Mullin was a Director of Dillon, Read and Co.
                                                               Inc., The Ryland Group, Inc., and Graphic Packaging International
                                                               Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot     Chairman of the Joslin Diabetes Center, Trustee of SEA
(3/15/45),                         Properties, LLP and         Education Association, and Director of Brandywine Trust
Trustee since 1984                 Chairman of Cabot           Company (a trust company). Prior to February 1998,
                                   Properties, Inc.            Mr. Patterson was Executive Vice President and Director of
                                                               Acquisitions of Cabot Partners Limited Partnership. Prior to
                                                               December 2001, Mr. Patterson was President and Trustee of Cabot
                                                               Industrial Trust (publicly traded real estate investment trust).

W. Thomas Stephens                 Corporate Director          Director of Qwest Communications (communications company),
(9/2/42),                                                      Xcel Energy Incorporated (public utility company), TransCanada
Trustee since 1997                                             Pipelines, and Norske Canada, Inc. (paper manufacturer). Prior to
                                                               July 2001 and October 1999, Mr. Stephens was Chairman of Mail
                                                               Well (printing and envelope company) and MacMillan-Bloedel
                                                               (forest products company), respectively.

W. Nicholas Thorndike              Director of various         Trustee of Northeastern University and Honorary Trustee of
(3/28/33),                         corporations and            Massachusetts General Hospital. Prior to September 2000,
Trustee since 1992                 charitable                  April 2000, and December 2001, Mr. Thorndike was a Director
                                   organizations,              of Bradley Real Estate, Inc., a Trustee of Eastern Utilities
                                   including Courier           Associates, and a Trustee of Cabot Industrial Trust, respectively.
                                   Corporation (a book
                                   manufacturer) and
                                   Providence Journal Co.
                                   (a newspaper publisher)

Lawrence J. Lasser*                President and Chief         Director of Marsh & McLennan Companies, Inc. and the
(11/1/42),                         Executive Officer           United Way of Massachusetts Bay. Member of the Board of
Trustee since 1992                 of Putnam                   Governors of the Investment Company Institute, Trustee of the
                                   Investments, LLC,           Museum of Fine Arts, Boston, a Trustee and Member of the
                                   and Putnam Investment       Finance and Executive Committees of Beth Israel Deaconess
                                   Management, LLC             Medical Center, Boston, and a Member of the CareGroup Board of
                                                               Managers Investment Committee, the Council on Foreign
                                                               Relations, and the Commercial Club of Boston.

George Putnam, III*                President, New              Director of The Boston Family Office, L.L.C. (registered
(8/10/51),                         Generation Research,        investment advisor), Trustee of the SEA Education Association,
Trustee since 1984 and             Inc. (a publisher of        Trustee of St. Mark's School, and Trustee of Shore Country
President since 2000               financial advisory and      Day School.
                                   other research services
                                   relating to bankrupt and
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &         Director of Trident Corp. (a limited partnership with over 30
Trustee since 1986                 McLennan                    institutional investors). Trustee of the Carnegie Hall Society,
                                   Companies, Inc.             the Educational Broadcasting Corporation and the National
                                                               Museums of Scotland. Chairman of the Central Park
                                                               Conservancy. Member of the Board of Overseers of the Joan and
                                                               Sanford I. Weill Graduate School of Medical Sciences of Cornell
                                                               University. Prior to May 2000 and November 1999, Mr. Smith
                                                               was Chairman and CEO, respectively, of Marsh & McLennan
                                                               Companies, Inc.



1 The address of each Trustee is One Post Office Square, Boston, MA
  02109. As of December 31, 2001, there were 124 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam
  Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management. George
  Putnam, III, is the President of your Fund and each of the other Putnam
  Funds. Lawrence J. Lasser has been the President, Chief Executive
  Officer, and a Director of Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McClennan Companies, Inc., the parent company of Putnam
  Management.  A.J.C. Smith is a Director of Marsh & McClennan Companies,
  Inc.




Officers of the Funds

Name, Address,1 Date of Birth,
Position(s) Held with Fund            Length of Service      Principal Occupation(s) During Past 5 Years
----------------------------------------------------------------------------------------------------------------
Charles E. Porter                     Since 1989             Managing Director, Putnam Investments, LLC and
(7/26/38), Executive                                         Putnam Management
Vice President, Treasurer &
Principal Financial Officer

Patricia C. Flaherty                  Since 1993             Senior Vice President, Putnam Investments, LLC and
(12/1/46), Senior Vice President                             Putnam Management

Michael T. Healy                      Since 2000             Managing Director, Putnam Investments, LLC
(1/24/58), Assistant Treasurer and
Principal Accounting Officer

Gordon H. Silver                      Since 1990             Senior Managing Director, Putnam Investments, LLC and
(7/3/47), Vice President                                     Putnam Management

Ian Ferguson                          Since 1997             Senior Managing Director, Putnam Investments, LLC and
(7/3/57), Vice President                                     Putnam Management

Richard G. Leibovitch                 Since 1999             Managing Director of Putnam Investments, LLC and
(10/31/63), Vice President                                   Putnam Management. Prior to February 1999, Managing
                                                             Director at J.P. Morgan.

Richard A. Monaghan                   Since 1998             Managing Director, Putnam Investments, LLC, Putnam
(8/25/54), Vice President                                    Management and Putnam Retail Management

John R. Verani                        Since 1988             Senior Vice President, Putnam Investments, LLC and
(6/11/39), Vice President                                    Putnam Management

Stephen M. Oristaglio                 Since 1998             Senior Managing Director of Putnam Investments LLC and
(8/21/55), Vice President                                    Putnam Management. Prior to July 1998, Managing Director
                                                             at Swiss Bank Corp.

William J. Landes                     Since 1994             Managing Director of Putnam Investments LLC and
(1/16/53), Vice President                                    Putnam Management.

1 The address of each Officer is One Post Office Square, Boston, MA 02109.




[THIS PAGE LEFT BLANK INTENTIONALLY]



Putnam
Variable
Trust

FUND INFORMATION

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203
1-800-225-1581

Custodian

Putnam Fiduciary Trust Company

Legal counsel

Ropes & Gray

Independent Accountants

Arthur Andersen LLP
PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman,
Jameson Adkins Baxter, Charles B. Curtis,
Ronald J. Jackson, Paul L. Joskow,
Elizabeth T. Kennan, Lawrence J. Lasser,
John H. Mullin III, Robert E. Patterson,
George Putnam, III, A.J.C. Smith,
W. Thomas Stephens, W. Nicholas Thorndike

AN505    80115   2/02

PUTNAM INVESTMENTS

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges, and other matters of interest for the prospective investor.